                                                          THE VANTAGEPOINT FUNDS

                                 ANNUAL REPORT
                               DECEMBER 31, 2001

[THE VANTAGEPOINT(R) FUNDS LOGO]

TABLE OF CONTENTS
Letter from the President of the Vantagepoint Funds             1

Letter from the Vantagepoint Investment Advisers                2

Management's Discussion and Analysis                            5

VANTAGEPOINT FUNDS

     Statements of Assets and Liabilities                      52

     Statements of Operations                                  56

     Statements of Changes in Net Assets                       60

     Financial Highlights                                      72

     Notes to the Financial Statements                         85

     Schedules of Investments                                 104

     Independent Auditors' Report                             155

MASTER INVESTMENT PORTFOLIOS

     Statements of Assets and Liabilities                     157

     Statements of Operations                                 158

     Statements of Changes in Net Assets                      159

     Notes to the Financial Statements                        161

     Schedules of Investments                                 169

     Independent Accountants' Report                          211

GIRARD MILLER, CFA                                  777 North Capitol Street, NE
PRESIDENT                                           Washington, DC 20002-4240

LETTER FROM THE PRESIDENT OF THE VANTAGEPOINT FUNDS

Dear Fellow Shareholders:

The Vantagepoint Funds continued to build on an impressive track record even with the second year of a market downdraft that culminated in the stock market lows set after the tragic events of September 11. In particular, our Growth & Income Fund outperformed its S&P 500 benchmark index for a 13th consecutive quarter. The fund's multi-management approach proved especially helpful in preserving capital during this period of declining securities prices and fund asset values. Other Vantagepoint funds also made the news, including our Equity Income Fund, which was cited as a "category killer" by the national financial media.

Inside this report, you will find the insights of our Chief Investment Officer John Tobey and his talented team of investment professionals. We are continuing our commitment to identify and select the industry's best portfolio managers, and to provide sensible investment strategies and communications to our investors.

Though past performance cannot assure future success, we are proud of our consistent and reliable approach to investing. Whereas some other mutual fund managers deviated from their reported objectives and styles, we have avoided the folly of changing horses midstream. For example, our portfolio managers used the market panic in September to build a solid foundation for the recovery in share prices that followed in the year's final quarter, with satisfying results.

As dramatic as the markets have been in these past two years, we want to take note of the equally dramatic changes that are now unfolding in the world of public sector retirement plans. New federal legislation took effect January 1, which has two major effects. First, the limits on tax-advantaged payroll savings were increased significantly for state and local government employees. So the opportunity to make up for lost time and weak markets has never been better. We encourage all participants in 457 and 401 plans, as well as IRAs, to raise your contribution levels and build a bigger nest egg for retirement.

Secondly, the new law permits 457 plan investors to transfer assets into a rollover IRA account once they conclude their public service careers. We at ICMA-RC have built the strongest IRA platform now offered expressly to state and local government employees to help you take advantage of this new investment opportunity. In addition to the 19 registered Vantagepoint mutual funds, our IRA investors can also access other mutual funds as well as individual securities through our VantageBroker alliance with UVEST.

We continued to improve our VANTAGELINK Web site, with new customization features that are unique to state and local government employees. Our MARKETVIEW section was richly enhanced with current market information, news and research facilities.

In response to the new pension portability law, we have added two important new services. Our online PORTFOLIOBUILDER service has been upgraded through our partnership with the independent financial advisory firm, mPower. We have also trained and qualified a growing number of our staff members as financial planners, to provide a personalized, human touch to your planning sessions. I encourage you to call us at 800-669-7400 to ask about our VantagePlanning services, which can bring a new dimension to your lifetime financial plans.

Improvements like this have earned us the reputation as the Public Sector
Expert.

Sincerely,

/s/ Girard Miller

Girard Miller

[THE VANTAGEPOINT(R) FUNDS LOGO]

JOHN TOBEY, CFA                                     777 North Capitol Street, NE
CHIEF INVESTMENT OFFICER                            Washington, DC 20002-4240

LETTER FROM THE VANTAGEPOINT INVESTMENT ADVISERS

Dear Shareholders:

The stock market declined in 2001 for the second year in a row. At the same time, this past year was another one of positive returns from money market securities and bonds. Many Vantagepoint equity funds again beat their benchmarks due to the subadvisers' superior stock selection.

However, the yearly returns hide an important change: both the stock and bond market trends reversed in the fourth quarter (please see the table on page 4). Shortly after September 11, signs appeared indicating an improvement in the economy. So, investors began to sell bonds and purchase stocks in anticipation of earnings gains in 2002 and after. As a result, the stock market bottomed on September 21 and began its rise to year-end, while bond prices fell.

FIXED-INCOME FUND PERFORMANCE WAS POSITIVE - FOR THE YEAR

Money market yields declined through the year as the Federal Reserve dropped short-term rates. Bond investors gained from intermediate-term and long-term interest rate declines during the first nine months (bond prices rise when rates fall, and vice versa). However, returns shrank to almost zero in the fourth quarter as economic improvement signs raised rates.

EQUITY PERFORMANCE WAS GENERALLY DOWN - FOR THE YEAR

The following major movements influenced the year's equity returns:

     - First quarter 2001 saw a continuation of the fourth quarter 2000's sell off. The drop was especially sharp for growth stocks as earnings disappointments, growth forecast declines and valuation shrinkages produced an "anti-growth" sentiment among investors.

     - After a brief rally into May, broad selling pressure built through early September. Even though the Federal Reserve dropped interest rates, the economy slowed and recession forecasts became prevalent.

     - The September 11 events produced a brief emotional sell off to the market's low on September 21.

     - Beginning on September 21 and lasting through year-end, the market moved significantly higher. There were early signs of economic improvement and earnings forecasts stabilized, then rose. The "anti-growth" sentiment disappeared, and growth stocks performed best.

The first three quarters' down market, although painful to watch, had a silver lining. The "anti-growth" sentiment and the emotional selling each produced special opportunities. Savvy investment managers, such as, we believe, the ones hired to run the Vantagepoint equity funds, could purchase sound companies with excellent prospects at attractive prices. The early payoff from these purchases was seen in the fourth quarter when all the Vantagepoint US equity funds beat their benchmarks.

In addition, the Vantagepoint multi-management approach reduced volatility as the market dynamics changed during the year.

INTERNATIONAL STOCK PERFORMANCE DOWN - FOR THE YEAR

International stocks followed the same pattern as US stocks, with one exception. In the fourth quarter, they rose less. Investors believed that the US economy would recover first, expecting a time lag before international economies improved.

[VANTAGEPOINT(R) INVESTMENT ADVISERS, LLC LOGO]

DIVERSIFIED FUNDS PROVIDED EXPECTED BENEFITS

The Vantagepoint Asset Allocation Fund and the Vantagepoint Model Portfolio Funds produced returns ahead of their benchmarks. In addition, because they are diversified among asset types, they cushioned investors returns while the equity markets fell.

INVESTORS ACTED WISELY

There is reason for joy regarding 2001. Most investors maintained their investment allocations despite the large negative returns through September 21, the stock market's low point.

The value of sticking to a long-term investment plan cannot be stressed enough. Time and again, the markets reverse direction just when investors are certain the current trend will continue. And, when the stock market turns from bear to bull, the positive returns can come fast and large. Fourth quarter 2001 is an excellent example. Using the S&P 500 Index, as an example, if a stock investor threw in the towel and sold on September 21, buying a safe money market fund, their return would have been -25.7% for the year, compared to the Index's actual -11.9% return. Similarly, using the S&P/BARRA Growth Index, the return would have been -28.3% instead of -12.7%.

Most investors stayed with their investment programs, thus earning significant fourth quarter returns. The future remains murky as always, but those investors have a better foundation on which to build future returns, whatever they might be.

Investors also are continuing to discover the advantages of diversification. At the beginning of 2000, the benefits of bonds were not apparent. Now the benefits are visible: their income return, their greater price stability and their ability to sometimes go up when stocks go down. As a result, investors have been creating their own balanced portfolios and investing in the ready-made portfolios such as the Vantagepoint Asset Allocation Fund or one of the Vantagepoint Model Portfolio Funds.

A FINAL WORD

We, like you, hope the bear market we were dealing with is now in hibernation and will not reappear anytime soon. However, rest assured that, whatever the markets have in store for us, we continue to strive to offer you well-managed, high quality investment choices to meet your retirement needs.

                                                           (CONTINUED ON PAGE 4)

                                                                  FUND RETURNS

VANTAGEPOINT ACTIVELY MANAGED FUNDS                   FOURTH QUARTER        2001
Vantagepoint Money Market Fund                              0.5%             3.7%

Vantagepoint Income Preservation Fund                       1.2%             5.2%

Vantagepoint US Government Securities Fund                 -0.6%             7.4%

Vantagepoint Asset Allocation Fund                          8.2%            -5.4%

Vantagepoint Equity Income Fund                             8.4%             2.9%

Vantagepoint Growth & Income Fund                          13.2%            -4.8%

Vantagepoint Growth Fund                                   19.7%           -15.2%

Vantagepoint Aggressive Opportunities Fund                 24.9%           -13.8%

Vantagepoint International Fund                             9.0%           -20.2%

VANTAGEPOINT INDEX FUNDS, CLASS II SHARES

Vantagepoint Core Bond Index Fund                           0.3%             8.7%

Vantagepoint 500 Stock Index Fund                          10.6%           -12.2%

Vantagepoint Broad Market Index Fund                       12.3%           -11.7%

Vantagepoint Mid/Small Company Index Fund                  19.4%            -9.7%

Vantagepoint Overseas Equity Index Fund                     7.0%           -21.6%

VANTAGEPOINT MODEL PORTFOLIO FUNDS

Vantagepoint Savings Oriented Fund                          3.2%             2.8%

Vantagepoint Conservative Growth Fund                       6.3%             0.1%

Vantagepoint Traditional Growth Fund                        9.3%            -3.6%

Vantagepoint Long-Term Growth Fund                         12.2%            -7.2%

Vantagepoint All-Equity Growth Fund                        15.5%           -11.1%

Sincerely

/s/ John S. Tobey

John S. Tobey

VANTAGEPOINT MONEY MARKET FUND

The Vantagepoint Money Market Fund's objective is to provide current income, consistent with preservation of capital from investment in high-quality commercial paper and short-term fixed-income securities. The Fund invests in the AIM SHORT-TERM INVESTMENTS COMPANY LIQUID ASSETS PORTFOLIO, a registered money market fund managed by AIM Advisors, Inc.

PERFORMANCE

The return for the Vantagepoint Money Market Fund was 3.7% for the year, 2001. The Fund's benchmark, the 30-day U.S. Treasury bill, returned 3.8% for the year, 2001. The IBC First Tier Money Market Average returned 3.5% for the year.

COMMENTARY

The Federal Reserve aggressively cut the target Federal Funds interest rate, reacting to the slowing economy. Eleven cuts during 2001 reduced the rate from 6.50% at the beginning of the year to 1.75% at the end. This is the lowest level in 40 years and is now below the current inflation rate.

Rates on short-term securities fell by a similar amount, causing money market fund yields to decline. Following this trend, the Vantagepoint Money Market Fund's yield (as measured by the 7-day effective yield) dropped from 6.35% at the year's beginning to 1.49% at the end.

Although the Federal Reserve is providing ample liquidity at low rates, demand for short-term funds is currently lower due to the economic slowdown. The general outlook is that short-term rates could rise as the economy regains strength.

The portfolio's average maturity was 51 days at year's end. The portfolio has the highest quality rating for money market funds, with all securities rated A-1/P-1 by Moody's Investors Service and Standard and Poor's, respectively.

         AIM ADVISORS, INC.

         Founded in:                    1976

         Investment Style:              Cash management
         Investment Approach:           Generation of income consistent with
                                        liquidity and preservation of principal

[CHART OF VANTAGEPOINT MONEY MARKET FUND VS. IBC FIRST TIER MONEY MARKET AVERAGE AND US T-BILLS AVERAGE (30-DAY): GROWTH OF $10,000 INVESTED MARCH 1, 1999]

                   VANTAGEPOINT MONEY     IBC FIRST TIER MONEY
                   MARKET FUND            MARKET AVERAGE (NO FEES   US T-BILLS (30 DAY)
                                          OR EXPENSES)
Mar 1, 1999                   $10,000                     $10,000               $10,000
Mar 31, 1999                  $10,038                     $10,035               $10,043
                              $10,075                     $10,069               $10,080
                              $10,111                     $10,104               $10,114
Jun 30, 1999                  $10,148                     $10,139               $10,154
                              $10,188                     $10,175               $10,193
                              $10,228                     $10,212               $10,232
Sep 30, 1999                  $10,269                     $10,251               $10,272
                              $10,312                     $10,291               $10,312
                              $10,355                     $10,332               $10,349
Dec 31, 1999                  $10,401                     $10,374               $10,395
                              $10,447                     $10,418               $10,437
                              $10,491                     $10,461               $10,482
Mar 31, 2000                  $10,539                     $10,506               $10,532
                              $10,588                     $10,552               $10,580
                              $10,640                     $10,599               $10,633
Jun 30, 2000                  $10,694                     $10,649               $10,676
                              $10,750                     $10,700               $10,727
                              $10,806                     $10,752               $10,781
Sep 30, 2000                  $10,860                     $10,803               $10,836
                              $10,917                     $10,855               $10,897
                              $10,972                     $10,907               $10,952
Dec 31, 2000                  $11,029                     $10,959               $11,007
                              $11,083                     $11,009               $11,066
                              $11,127                     $11,056               $11,108
Mar 31, 2001                  $11,174                     $11,098               $11,154
                              $11,215                     $11,138               $11,198
                              $11,254                     $11,174               $11,234
Jun 30, 2001                  $11,288                     $11,206               $11,266
                              $11,320                     $11,236               $11,300
                              $11,353                     $11,265               $11,335
Sep 30, 2001                  $11,381                     $11,290               $11,366
                              $11,403                     $11,311               $11,392
                              $11,421                     $11,328               $11,412
Dec 31, 2001                  $11,437                     $11,343               $11,428

Source for Benchmark Returns: IBC Financial Data

          VANTAGEPOINT MONEY MARKET FUND
          TOTAL RETURN FOR THE PERIOD ENDED DECEMBER 31, 2001

          One Year                   3.7%
          Since Inception            4.8% - annualized

          Fund Inception Date        March 1, 1999

          Past performance does not guarantee future results. Investment return will fluctuate. While the Fund seeks to maintain a net asset value of $1 per share, there is no guarantee that this objective will be achieved. All returns reflect reinvested dividends.

          The benchmark shown above measures the performance of a group of money market funds.

VANTAGEPOINT INCOME PRESERVATION FUND

The Vantagepoint Income Preservation Fund's objective is to provide current income, consistent with preservation of capital. The Fund seeks to provide a higher yield than money market funds, with a stable net asset value per share. Three subadvisers (PAYDEN & RYGEL, PIMCO and WELLINGTON) manage the fund's assets. They seek attractive yields and potential gains by selecting among investment quality fixed-income securities. The Fund's stable net asset value per share is maintained through contracts issued by two high quality financial institutions (AIG and BANK OF AMERICA).

PERFORMANCE

The return for the Fund was 5.2% for the year. The Fund's benchmark, the 30-day U.S. Treasury bill, returned 3.8% for the year. The IBC First Tier Money Market Average, an index of money market funds that the Fund is expected to outperform over the longterm, returned 3.5% for the year.

COMMENTARY

Fixed-income security yields shifted significantly during 2001. Most dramatic was the almost 5% drop in short-term rates caused by the Federal Reserve's 11 cuts in the target Federal Funds rate. Intermediate-term and long-term rates also fell for much of the year, although less sharply. In the fourth quarter, even as short-term rates dropped further, intermediate-term and long-term yields rose. By year's end, the long-term yields were back to their beginning of year level.

Reflecting the general interest rate decline, the Fund's yield (as measured by the 7-day effective yield) dropped from 6.4% at the year's beginning to 4.4% at the end.

At year-end, the Fund had an average duration (similar to average maturity, but adjusted for cash flows) of 3.1 years and an average Moody's quality rating of Aa1 (Moody's second highest rating). The Fund's asset allocation was 33 percent invested in short-term securities, 27 percent in corporate bonds, 20 percent in mortgage-backed securities, 11 percent in other asset-backed securities and 9 percent in U.S. Treasury and agency securities.

The Fund is available for investment to the ICMA Retirement Corporation's IRA investors and the Vantagepoint Model Portfolio Funds.

SUBADVISER DATA

         PAYDEN & RYGEL INVESTMENT COUNSEL

         Founded:                       1983
         Investment style:              Short-duration management
         Investment Approach:           Generation of income consistent with
                                        liquidity and preservation of capital

         PACIFIC INVESTMENT MANAGEMENT COMPANY, LLC (PIMCO)

         Founded:                       1971
         Investment Style:              Core bond management
         Investment Approach:           Seeks value-added through traditional
                                        sector and security selection across a
                                        wide range of security types

         WELLINGTON MANAGEMENT COMPANY, LLP

         Founded:                       1928
         Investment Style:              Core bond management
         Investment Approach:           Seeks value-added through traditional
                                        sector and security selection across
                                        core-fixed income securities

[CHART OF VANTAGEPOINT INCOME PRESERVATION FUND VS. IBC FIRST TIER MONEY MARKET
AVERAGE: GROWTH OF $10,000 INVESTED DECEMBER 4, 2000]

                VANTAGEPOINT INCOME      IBC FIRST TIER MONEY MARKET
                PRESERVATION FUND        AVERAGE (NO FEES OR EXPENSES)
Dec 04, 00                  $10,000                           $10,000
Dec 31, 00                  $10,040                           $10,048
                            $10,090                           $10,094
                            $10,134                           $10,136
Mar 31, 01                  $10,180                           $10,175
                            $10,226                           $10,212
                            $10,273                           $10,244
Jun 30, 01                  $10,314                           $10,274
                            $10,355                           $10,302
                            $10,394                           $10,328
Sep 30, 01                  $10,437                           $10,351
                            $10,482                           $10,370
                            $10,521                           $10,386
Dec 31, 01                  $10,560                           $10,399

Source for Benchmark Returns: IBC Financial Data

         VANTAGEPOINT INCOME PRESERVATION FUND
         TOTAL RETURN FOR THE PERIOD ENDED DECEMBER 31, 2001

         One Year                   5.2%
         Since Inception            5.3% - annualized

         Fund Inception Date        December 4, 2000

         Past performance does not guarantee future results. Investment return will fluctuate. While the Fund seeks to maintain a net asset value of $100 per share, there is no guarantee that this objective will be achieved. All returns reflect reinvested dividends.

         The benchmark shown above measures the performance of a group of money market funds.

VANTAGEPOINT US GOVERNMENT SECURITIES FUND

The Vantagepoint US Government Securities Fund's objective is to provide current income and preservation of capital with minimal credit risk. The Fund pursues this objective by investing in U.S. Treasury securities, U.S. Government-sponsored agency securities and U.S. Government agency mortgage securities. The Fund's subadviser, SEIX INVESTMENT ADVISORS, seeks to add value by purchasing U.S. Treasury, U.S. agency and mortgage-backed securities that offer the most attractive returns, while maintaining an intermediate-term maturity to control volatility.

PERFORMANCE

The US Government Securities Fund returned 7.4% for the year. The Fund's benchmark, the Lehman Intermediate Government Index, returned 8.4%. (This is the Fund's new benchmark, adopted December 1, 2001, at the time of the Fund's name change. Last quarter's THE VANTAGEPOINT newsletter described these changes and the reasons for them. The previous benchmark was the Merrill Lynch 5-7 years U.S. Treasury Index, and it returned 8.0% in 2001).

COMMENTARY

The Federal Reserve cut the federal funds target rate (the rate at which banks lend to each other overnight) 11 times during the year, for a total of 4.75%, in an effort to jump-start a slowing economy. The federal funds target rate ended the year at 1.75%, the lowest in 40 years. On November 26, the National Bureau of Economic Research declared the recession began in March 2001. The declining interest rate environment pushed yields of short and intermediate-term U.S. Government securities lower, pushing bond prices higher (bond prices rise when yields fall, and vice versa). Yields of long-term U.S. Government securities ended the year virtually unchanged. Volatility remained high throughout the year.

Due to prevailing volatility and declining interest rate environment, there was increased demand for U.S. Treasury securities, causing them to outperform U.S. Government agency mortgage-backed securities. Higher yields of U.S. Government agency securities help them outperform U.S. Treasuries. The Fund's exposure to mortgages, underexposure to Government agency securities and slightly longer maturity structure detracted from its performance.

In an effort to reduce the Fund's overall risk, the Vantagepoint US Treasury Securities Fund was renamed the Vantagepoint US Government Securities Fund effective December 1, 2001. This change allows the Fund greater investing flexibility by allowing it to hold a broader range of securities, such as US Government agency issues. This change is consistent with the new SEC requirement that mutual funds invest at least 80% of their assets in securities implied by their name. The Fund adopted its new benchmark, the Lehman Intermediate Government Index, in conjunction with its expanded portfolio. Portfolio holdings have been expanded with a current allocation of 39 percent Treasuries, 35 percent agencies, 20 percent agency mortgage-backed securities and 6 percent cash. At year-end the Fund had a duration of 3.26 years and maintained an average quality of Government agency (better than Aaa/AAA).

SUBADVISER DATA

         SEIX INVESTMENT ADVISORS, INC.

         Founded:                       1992
         Investment Style:              Government bond management
         Investment Approach:           Seeks relative value through purchases
                                        of U.S. Treasury, U.S. government
                                        agency, and U.S. Government agency
                                        mortgage-backed securities.

[CHART OF VANTAGEPOINT US GOVERNMENT SECURITIES FUND VS. LEHMAN BROTHERS INTERMEDIATE GOVERNMENT BOND INDEX AND LIPPER INTERMEDIATE US GOVERNMENT FUNDS
INDEX: GROWTH OF $10,000 INVESTED MARCH 1, 1999]

                                        LEHMAN BROTHERS
              VANTAGEPOINT US   INTERMEDIATE GOVERNMENT
                   GOVERNMENT                BOND INDEX         LIPPER INTERMEDIATE
              SECURITIES FUND      (NO FEES OR EXPENSES)  US GOVERNMENT FUNDS INDEX
Mar 1, 1999           $10,000                    $10,000                    $10,000
Mar 31, 1999          $10,072                    $10,066                    $10,064
                      $10,094                    $10,093                    $10,091
                      $ 9,953                    $10,032                    $ 9,998
Jun 30, 1999          $ 9,929                    $10,047                    $ 9,965
                      $ 9,882                    $10,048                    $ 9,930
                      $ 9,877                    $10,062                    $ 9,920
Sep 30, 1999          $ 9,993                    $10,148                    $10,027
                      $10,007                    $10,169                    $10,049
                      $ 9,991                    $10,176                    $10,050
Dec 31, 1999          $ 9,934                    $10,144                    $10,000
                      $ 9,864                    $10,110                    $ 9,969
                      $ 9,954                    $10,194                    $10,079
Mar 31, 2000          $10,129                    $10,310                    $10,207
                      $10,098                    $10,306                    $10,170
                      $10,128                    $10,333                    $10,159
Jun 30, 2000          $10,323                    $10,498                    $10,355
                      $10,391                    $10,567                    $10,434
                      $10,541                    $10,685                    $10,582
Sep 30, 2000          $10,619                    $10,778                    $10,654
                      $10,703                    $10,853                    $10,730
                      $10,903                    $11,012                    $10,906
Dec 31, 2000          $11,125                    $11,206                    $11,117
                      $11,241                    $11,355                    $11,268
                      $11,363                    $11,460                    $11,381
Mar 31, 2001          $11,430                    $11,542                    $11,433
                      $11,318                    $11,505                    $11,366
                      $11,334                    $11,552                    $11,425
Jun 30, 2001          $11,364                    $11,589                    $11,461
                      $11,636                    $11,806                    $11,712
                      $11,748                    $11,911                    $11,835
Sep 30, 2001          $12,022                    $12,166                    $12,010
                      $12,261                    $12,356                    $12,259
                      $12,005                    $12,209                    $12,057
Dec 31, 2001          $11,952                    $12,150                    $11,959

Source for Benchmark Returns: Ibbotson Associates

PRIOR TO MARCH 1, 1999, THE FUND WAS NOT REGISTERED AS A MUTUAL FUND UNDER THE INVESTMENT COMPANY ACT OF 1940, AND THEREFORE WAS NOT SUBJECT TO CERTAIN EXPENSES AND INVESTMENT RESTRICTIONS THAT MAY HAVE AFFECTED PERFORMANCE. PRIOR TO REGISTRATION, THE FUND EXISTED AS AN UNREGISTERED COMMINGLED FUND. PRE-REGISTRATION PERFORMANCE IS SHOWN BELOW TO PROVIDE INVESTORS WITH AN ILLUSTRATION OF LONG-TERM PERFORMANCE AND THE RISKS OF INVESTING IN THE FUND.

[CHART OF VANTAGEPOINT US GOVERNMENT SECURITIES FUND VS. LEHMAN BROTHERS INTERMEDIATE GOVERNMENT BOND INDEX AND LIPPER INTERMEDIATE US GOVERNMENT FUNDS
INDEX: GROWTH OF $10,000 INVESTED JULY 1, 1992]

                                                            LEHMAN BROTHERS
                          VANTAGEPOINT US           INTERMEDIATE GOVERNMENT           LIPPER INTERMEDIATE
               GOVERNMENT SECURITIES FUND  BOND INDEX (NO FEES OR EXPENSES)     US GOVERNMENT FUNDS INDEX
Jun 2, 1992                       $10,000                           $10,000                      $10,000
                                  $10,328                           $10,192                      $10,179
                                  $10,457                           $10,296                      $10,271
                                  $10,610                           $10,438                      $10,404
                                  $10,343                           $10,313                      $10,273
                                  $10,275                           $10,271                      $10,243
Dec 31, 1992                      $10,465                           $10,403                      $10,366
                                  $10,741                           $10,596                      $10,562
                                  $10,964                           $10,752                      $10,734
                                  $11,003                           $10,792                      $10,779
                                  $11,129                           $10,876                      $10,851
                                  $11,093                           $10,847                      $10,841
                                  $11,339                           $11,004                      $11,017
                                  $11,348                           $11,026                      $11,061
                                  $11,599                           $11,190                      $11,232
                                  $11,653                           $11,236                      $11,278
                                  $11,661                           $11,263                      $11,300
                                  $11,536                           $11,208                      $11,221
Dec 31, 1993                      $11,579                           $11,254                      $11,266
                                  $11,731                           $11,365                      $11,392
                                  $11,456                           $11,210                      $11,194
                                  $11,179                           $11,046                      $10,973
                                  $11,061                           $10,974                      $10,867
                                  $11,055                           $10,982                      $10,849
                                  $11,015                           $10,984                      $10,829
                                  $11,188                           $11,128                      $10,977
                                  $11,204                           $11,160                      $10,996
                                  $11,030                           $11,068                      $10,870
                                  $10,990                           $11,070                      $10,858
                                  $10,906                           $11,021                      $10,806
Dec 31, 1994                      $10,956                           $11,058                      $10,848
                                  $11,140                           $11,238                      $11,032
                                  $11,415                           $11,455                      $11,257
                                  $11,465                           $11,518                      $11,329
                                  $11,628                           $11,651                      $11,459
                                  $12,094                           $11,980                      $11,827
                                  $12,167                           $12,057                      $11,896
                                  $12,116                           $12,063                      $11,870
                                  $12,257                           $12,161                      $11,990
                                  $12,387                           $12,243                      $12,088
                                  $12,550                           $12,378                      $12,231
                                  $12,747                           $12,529                      $12,395
Dec 31, 1995                      $12,934                           $12,653                      $12,537
                                  $13,041                           $12,759                      $12,622
                                  $12,754                           $12,624                      $12,421
                                  $12,624                           $12,566                      $12,335
                                  $12,517                           $12,529                      $12,265
                                  $12,466                           $12,523                      $12,238
                                  $12,596                           $12,651                      $12,377
                                  $12,625                           $12,690                      $12,405
                                  $12,608                           $12,704                      $12,389
                                  $12,806                           $12,868                      $12,583
                                  $13,084                           $13,079                      $12,829
                                  $13,328                           $13,237                      $13,028
Dec 31, 1996                      $13,153                           $13,166                      $12,916
                                  $13,181                           $13,216                      $12,952
                                  $13,176                           $13,237                      $12,973
                                  $13,034                           $13,161                      $12,850
                                  $13,222                           $13,310                      $13,024
                                  $13,331                           $13,414                      $13,130
                                  $13,473                           $13,529                      $13,270
                                  $13,832                           $13,778                      $13,593
                                  $13,702                           $13,726                      $13,481
                                  $13,902                           $13,875                      $13,667
                                  $14,125                           $14,038                      $13,847
                                  $14,154                           $14,069                      $13,888
Dec 31, 1997                      $14,297                           $14,183                      $14,017
                                  $14,521                           $14,367                      $14,199
                                  $14,482                           $14,351                      $14,174
                                  $14,511                           $14,396                      $14,217
                                  $14,575                           $14,465                      $14,278
                                  $14,696                           $14,564                      $14,402
                                  $14,805                           $14,662                      $14,521
                                  $14,847                           $14,718                      $14,549
                                  $15,220                           $14,996                      $14,819
                                  $15,731                           $15,345                      $15,172
                                  $15,680                           $15,371                      $15,085
                                  $15,619                           $15,324                      $15,107
Dec 31, 1998                      $15,683                           $15,384                      $15,163
                                  $15,748                           $15,453                      $15,237
                                  $15,365                           $15,241                      $14,952
                                  $15,475                           $15,342                      $15,048
                                  $15,510                           $15,383                      $15,088
                                  $15,292                           $15,289                      $14,948
                                  $15,256                           $15,312                      $14,899
                                  $15,184                           $15,314                      $14,847
                                  $15,176                           $15,335                      $14,832
                                  $15,354                           $15,467                      $14,992
                                  $15,375                           $15,498                      $15,025
                                  $15,351                           $15,509                      $15,026
Dec 31, 1999                      $15,263                           $15,461                      $14,952
                                  $15,156                           $15,408                      $14,905
                                  $15,294                           $15,536                      $15,070
                                  $15,563                           $15,713                      $15,262
                                  $15,515                           $15,707                      $15,206
                                  $15,561                           $15,749                      $15,190
                                  $15,862                           $16,000                      $15,482
                                  $15,966                           $16,105                      $15,601
                                  $16,196                           $16,286                      $15,822
                                  $16,316                           $16,427                      $15,930
                                  $16,445                           $16,541                      $16,043
                                  $16,753                           $16,784                      $16,306
Dec 31, 2000                      $17,094                           $17,079                      $16,622
                                  $17,272                           $17,306                      $16,848
                                  $17,459                           $17,466                      $17,016
                                  $17,562                           $17,591                      $17,094
                                  $17,390                           $17,535                      $16,994
                                  $17,415                           $17,607                      $17,083
                                  $17,460                           $17,663                      $17,136
                                  $17,879                           $17,994                      $17,512
                                  $18,051                           $18,154                      $17,696
                                  $18,472                           $18,542                      $17,957
                                  $18,839                           $18,832                      $18,330
                                  $18,445                           $18,607                      $18,027
Dec 31, 2001                      $18,363                           $18,518                      $17,881

Source for Benchmark Returns: Ibbotson Associates

         VANTAGEPOINT US GOVERNMENT SECURITIES FUND
         AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED DECEMBER 31, 2001

         One Year                      7.4%
         Three Years                   5.4%
         Five Years                    6.9%
         Since Inception               6.6%

         Fund Inception Date           July 1, 1992
         Fund Registration Date        March 1, 1999

         Past performance does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. All returns reflect reinvested dividends.

         The market index shown above is unmanaged and does not reflect the costs of portfolio management or trading. The Fund's portfolio may differ significantly from the securities in the market index.

*PERFORMANCE INFORMATION FOR PERIODS PRIOR TO MARCH 1, 1999 REPRESENTS THE
 PERFORMANCE OF THE FUND PRIOR TO ITS SEC REGISTRATION.

VANTAGEPOINT ASSET ALLOCATION FUND

The Vantagepoint Asset Allocation Fund seeks long-term capital growth at a lower level of risk than an all-equity portfolio. The Fund's subadviser, MELLON CAPITAL MANAGEMENT, tactically allocates assets among stocks (invested in the S&P 500 Index), bonds (invested in long-term U.S. Treasuries), and cash according to their return and risk outlooks.

PERFORMANCE

The Vantagepoint Asset Allocation Fund declined 5.4% in 2001. The Fund's market benchmark--comprised of 65 percent S&P 500 Index, 25 percent Lehman Long Treasury Index, and 10 percent 91-day Treasury bills - fell 5.9%. The Lipper Flexible Portfolio Fund Index, a group of mutual funds with similar objectives, dropped 7.2%.

COMMENTARY

For the first time in 25 years, the stock market, as represented by the S&P 500 Stock Index, declined for the second consecutive year, falling 11.9%. Increases in unemployment brought on as a result of the September 11 events further stressed an economy already facing declining corporate earnings, decreasing consumer spending, and eroding investor confidence. While stocks declined, high quality long-term bond prices benefited from the Federal Reserve's aggressive interest rate cuts and investors' moves to safety. The Lehman Long Treasury Index rose 4.4% for the year and cash instruments also returned 4.4%.

An overweighting in stocks throughout the year proved beneficial to the Fund as stock prices showed renewed signs of life during a strong fourth quarter market rally. The Fund began the year with an allocation of 72 percent stock, 15 percent bonds and 13 percent cash. In January, MELLON CAPITAL MANAGEMENT assumed subadvisory responsibility of the portion of the Fund's assets previously managed by AVATAR ASSOCIATES. Then in August, Mellon became the sole subadviser for the Fund, absorbing the assets managed by PAYDEN & RYGEL, and WILSHIRE ASSOCIATES. Mellon continues to vary the Fund's exposure according to changes in return expectations and observable changes in financial markets. During the year, the Fund's equity allocation ranged from a high of 90 percent to a low of 58 percent. Bond holdings made up the remainder of the portfolio as the Fund maintained a zero cash allocation for the year. At year-end the allocation was 60 percent stocks and 40 percent bonds. Through these types of asset allocation decisions, the subadviser seeks to take advantage of market volatility to produce above benchmark returns while keeping the overall risk in line or lower.

SUBADVISER DATA

         MELLON CAPITAL MANAGEMENT CORP.

         Founded:                       1983
         Investment Style:              Tactical asset allocation
         Investment Approach:           Active allocation between stocks, bonds
                                        and cash Actions based on model that
                                        uses observed changes in expected
                                        returns

[CHART OF VANTAGEPOINT ASSET ALLOCATION FUND VS. BLENDED BENCHMARK, LIPPER FLEXIBLE PORTFOLIO FUND INDEX AND S&P 500 INDEX: GROWTH OF $10,000 INVESTED MARCH 1, 1999]

                                           BLENDED BENCHMARK:
                                       65% S&P 500/25% LEHMAN   LIPPER FLEXIBLE  S&P 500 INDEX
             VANTAGEPOINT ASSET          LONG TERM/10% 91-DAY         PORTFOLIO       (NO FEES
                ALLOCATION FUND  T-BILL (NO FEES OR EXPENSES)        FUND INDEX   OR EXPENSES)
Mar 1, 1999             $10,000                       $10,000           $10,000        $10,000
Mar 31, 1999            $10,230                       $10,258           $10,249        $10,400
                        $10,480                       $10,524           $10,550        $10,803
                        $10,300                       $10,325           $10,366        $10,548
Jun 30, 1999            $10,590                       $10,675           $10,667        $11,133
                        $10,380                       $10,450           $10,479        $10,786
                        $10,350                       $10,410           $10,383        $10,732
Sep 30, 1999            $10,240                       $10,249           $10,270        $10,438
                        $10,530                       $10,676           $10,540        $11,099
                        $10,610                       $10,803           $10,655        $11,324
Dec 31, 1999            $10,861                       $11,181           $11,081        $11,991
                        $10,643                       $10,861           $10,770        $11,389
                        $10,643                       $10,814           $10,865        $11,173
Mar 31, 2000            $11,182                       $11,599           $11,356        $12,266
                        $11,016                       $11,355           $11,125        $11,897
                        $10,912                       $11,200           $10,965        $11,653
Jun 30, 2000            $11,099                       $11,445           $11,198        $11,940
                        $11,068                       $11,383           $11,132        $11,754
                        $11,513                       $11,913           $11,660        $12,484
Sep 30, 2000            $11,151                       $11,475           $11,367        $11,825
                        $11,182                       $11,494           $11,308        $11,775
                        $10,716                       $11,002           $10,827        $10,846
Dec 31, 2000            $10,783                       $11,109           $11,012        $10,899
                        $11,043                       $11,381           $11,193        $11,286
                        $10,296                       $10,759           $10,577        $10,257
Mar 31, 2001            $ 9,765                       $10,308           $10,108        $ 9,607
                        $10,307                       $10,763           $10,620        $10,354
                        $10,393                       $10,818           $10,695        $10,423
Jun 30, 2001            $10,274                       $10,673           $10,535        $10,170
                        $10,382                       $10,707           $10,485        $10,069
                        $ 9,982                       $10,332           $10,091        $ 9,439
Sep 30, 2001            $ 9,430                       $ 9,814           $ 9,480        $ 8,677
                        $ 9,713                       $10,059           $ 9,705        $ 8,842
                        $10,182                       $10,443           $10,127        $ 9,521
Dec 31, 2001            $10,198                       $10,455           $10,218        $ 9,604

Source for Benchmark Returns: Ibbotson Associates

PRIOR TO MARCH 1, 1999, THE FUND WAS NOT REGISTERED AS A MUTUAL FUND UNDER THE INVESTMENT COMPANY ACT OF 1940, AND THEREFORE WAS NOT SUBJECT TO CERTAIN EXPENSES AND INVESTMENT RESTRICTIONS THAT MAY HAVE AFFECTED PERFORMANCE. PRIOR TO REGISTRATION, THE FUND EXISTED AS AN UNREGISTERED COMMINGLED FUND. PRE-REGISTRATION PERFORMANCE IS SHOWN BELOW TO PROVIDE INVESTORS WITH AN ILLUSTRATION OF LONG-TERM PERFORMANCE AND THE RISKS OF INVESTING IN THE
FUND.

[CHART OF VANTAGEPOINT ASSET ALLOCATION FUND VS. BLENDED BENCHMARK, LIPPER FLEXIBLE PORTFOLIO FUND INDEX AND S&P 500 INDEX: GROWTH OF $10,000 INVESTED JANUARY 1, 1992]

                                               BLENDED BENCHMARK:
                         VANTAGEPOINT      65% S&P 500/25% LEHMAN     LIPPER FLEXIBLE    S&P 500 INDEX
                                ASSET   LONG TERM/10% 91-DAY T-BILL         PORTFOLIO      (NO FEES OR
                      ALLOCATION FUND       (NO FEES OR EXPENSES)          FUND INDEX        EXPENSES)
 Jan 1, 1992                   $10,000                    $10,000             $10,000          $10,000
                               $ 9,800                    $ 9,804             $ 9,946          $ 9,814
                               $ 9,891                    $ 9,903             $10,055          $ 9,940
                               $ 9,713                    $ 9,753             $ 9,841          $ 9,745
                               $ 9,865                    $ 9,939             $ 9,863          $10,028
                               $ 9,953                    $10,046             $ 9,983          $10,083
                               $ 9,899                    $ 9,991             $ 9,879          $ 9,936
                               $10,279                    $10,361             $10,175          $10,337
                               $10,140                    $10,246             $10,076          $10,128
                               $10,268                    $10,366             $10,195          $10,244
                               $10,193                    $10,338             $10,196          $10,281
                               $10,436                    $10,577             $10,420          $10,628
Dec 31, 1992                   $10,604                    $10,743             $10,567          $10,767
                               $10,759                    $10,874             $10,745          $10,846
                               $10,963                    $11,062             $10,771          $10,992
                               $11,140                    $11,227             $10,997          $11,228
                               $10,871                    $11,072             $10,885          $10,953
                               $11,064                    $11,278             $11,106          $11,249
                               $11,190                    $11,425             $11,191          $11,286
                               $11,204                    $11,439             $11,234          $11,233
                               $11,605                    $11,840             $11,615          $11,661
                               $11,519                    $11,797             $11,658          $11,575
                               $11,713                    $11,977             $11,828          $11,810
                               $11,580                    $11,830             $11,664          $11,699
Dec 31, 1993                   $11,685                    $11,937             $11,914          $11,843
                               $12,019                    $12,272             $12,239          $12,239
                               $11,685                    $11,933             $11,971          $11,909
                               $11,335                    $11,468             $11,491          $11,391
                               $11,341                    $11,534             $11,536          $11,539
                               $11,402                    $11,641             $11,576          $11,727
                               $11,226                    $11,431             $11,333          $11,437
                               $11,458                    $11,778             $11,603          $11,816
                               $11,668                    $12,072             $11,932          $12,297
                               $11,446                    $11,792             $11,725          $12,000
                               $11,531                    $11,963             $11,809          $12,275
                               $11,388                    $11,700             $11,526          $11,825
Dec 31, 1994                   $11,485                    $11,862             $11,596          $11,997
                               $11,706                    $12,144             $11,688          $12,309
                               $12,030                    $12,542             $12,028          $12,787
                               $12,241                    $12,817             $12,282          $13,165
                               $12,497                    $13,122             $12,513          $13,549
                               $13,005                    $13,718             $12,910          $14,084
                               $13,239                    $13,974             $13,175          $14,415
                               $13,553                    $14,228             $13,518          $14,895
                               $13,651                    $14,339             $13,633          $14,935
                               $14,068                    $14,801             $13,882          $15,561
                               $14,109                    $14,878             $13,779          $15,506
                               $14,618                    $15,404             $14,182          $16,189
Dec 31, 1995                   $14,842                    $15,700             $14,332          $16,488
                               $15,295                    $16,058             $14,610          $17,055
                               $15,302                    $15,970             $14,686          $17,219
                               $15,378                    $15,997             $14,790          $17,384
                               $15,454                    $16,089             $15,012          $17,640
                               $15,690                    $16,346             $15,203          $18,095
                               $15,801                    $16,483             $15,180          $18,169
                               $15,361                    $16,015             $14,708          $17,361
                               $15,517                    $16,193             $14,962          $17,729
                               $16,156                    $16,904             $15,529          $18,725
                               $16,577                    $17,378             $15,810          $19,238
                               $17,515                    $18,388             $16,576          $20,698
Dec 31, 1996                   $17,178                    $18,050             $16,354          $20,293
                               $17,934                    $18,755             $16,826          $21,553
                               $18,023                    $18,863             $16,803          $21,727
                               $17,432                    $18,240             $16,295          $20,823
                               $18,109                    $19,067             $16,722          $22,067
                               $18,832                    $19,891             $17,433          $23,421
                               $19,475                    $20,571             $17,945          $24,466
                               $20,810                    $21,944             $18,956          $26,409
                               $19,873                    $21,008             $18,360          $24,940
                               $20,725                    $21,910             $19,139          $26,306
                               $20,446                    $21,628             $18,737          $25,428
                               $21,160                    $22,359             $19,076          $26,605
Dec 31, 1997                   $21,529                    $22,712             $19,339          $27,063
                               $21,839                    $23,003             $19,454          $27,363
                               $23,007                    $24,048             $20,397          $29,336
                               $23,886                    $24,872             $21,084          $30,839
                               $24,105                    $25,069             $21,217          $31,149
                               $23,931                    $24,919             $21,005          $30,613
                               $24,707                    $25,732             $21,410          $31,857
                               $24,509                    $25,539             $21,188          $31,518
                               $22,362                    $23,438             $19,107          $26,961
                               $23,406                    $24,641             $19,868          $28,688
                               $24,485                    $25,860             $20,809          $31,021
                               $25,438                    $26,937             $21,665          $32,902
Dec 31, 1998                   $26,356                    $27,942             $22,533          $34,798
                               $27,066                    $28,775             $22,968          $36,253
                               $26,264                    $27,848             $22,334          $35,126
                               $26,868                    $28,568             $22,890          $36,531
                               $27,525                    $29,308             $23,563          $37,946
                               $27,052                    $28,754             $23,151          $37,050
                               $27,813                    $29,728             $23,825          $39,107
                               $27,262                    $29,101             $23,403          $37,886
                               $27,183                    $28,990             $23,190          $37,698
                               $26,894                    $28,540             $22,937          $36,665
                               $27,656                    $29,730             $23,541          $38,985
                               $27,866                    $30,084             $23,797          $39,778
Dec 31, 1999                   $28,524                    $31,137             $24,749          $42,121
                               $27,953                    $30,245             $24,054          $40,004
                               $27,953                    $30,114             $24,265          $39,247
                               $29,367                    $32,302             $25,362          $43,087
                               $28,932                    $31,621             $24,847          $41,790
                               $28,660                    $31,190             $24,489          $40,933
                               $29,150                    $31,872             $25,011          $41,942
                               $29,068                    $31,700             $24,863          $41,286
                               $30,237                    $33,176             $26,042          $43,850
                               $29,286                    $31,955             $25,388          $41,535
                               $29,367                    $32,009             $25,256          $41,360
                               $28,144                    $30,639             $24,180          $38,099
Dec 31, 2000                   $28,320                    $30,937             $24,594          $38,285
                               $29,003                    $31,694             $25,000          $39,644
                               $27,041                    $29,963             $23,622          $36,029
                               $25,647                    $28,706             $22,576          $33,747
                               $27,069                    $29,973             $23,720          $36,369
                               $27,296                    $30,125             $23,886          $36,613
                               $26,984                    $29,722             $23,530          $35,721
                               $27,268                    $29,818             $23,417          $35,370
                               $26,216                    $28,774             $22,539          $33,156
                               $24,766                    $27,330             $21,173          $30,478
                               $25,511                    $28,011             $21,675          $31,060
                               $26,743                    $29,081             $22,618          $33,442
Dec 31, 2001                   $26,784                    $29,115             $22,822          $33,735

Source for Benchmark Returns: Ibbotson Associates

         VANTAGEPOINT ASSET ALLOCATION FUND
         AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED DECEMBER 31, 2001

         One Year                     -5.4%
         Three Years                   0.5%
         Five Years                    9.3%
         Ten Years                    10.4%

         Fund Inception Date         December 1, 1974
         Fund Registration Date      March 1, 1999

         Past performance does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. All returns reflect reinvested dividends.

         The market index shown above is unmanaged and does not reflect the costs of portfolio management or trading. The Fund's portfolio may differ significantly from the securities in the market index. The Lipper index measures the performance of a group of mutual funds with similar objectives.

*PERFORMANCE INFORMATION FOR PERIODS PRIOR TO MARCH 1, 1999 REPRESENTS THE
 PERFORMANCE OF THE FUND PRIOR TO ITS SEC REGISTRATION.

VANTAGEPOINT EQUITY INCOME FUND

The Vantagepoint Equity Income Fund seeks long-term growth from dividend income and capital appreciation. The subadvisers select primarily dividend-paying common stocks, so the Fund's yield is typically higher than the stock market's.

PERFORMANCE

The Vantagepoint Equity Income Fund gained 2.9% in 2001. The Fund's market benchmark, the S&P/BARRA Value Index, lost 11.7%. The Lipper Equity Income Fund Index, a group of mutual funds with similar objectives, fell 5.2%.

COMMENTARY

Value stocks and dividend-paying stocks -- the kinds of equities in which the Fund invests -- declined in 2001 along with the broader stock market. In spite of these conditions, investors in the Vantagepoint Equity Income Fund not only preserved their capital, but also eked out a small gain.

The Fund's superior performance can be attributed to several factors. With its value orientation, the Fund was well positioned for the "anti-growth" sentiment that dominated the markets for much of the year, as the Fund's subadvisers selected and held stocks that outperformed the challenging market. Experienced managers, like the Fund's subadvisers, were able to uncover solid investment opportunities by, among other things, taking advantage of market volatility.

This year's market action illustrates the value of a disciplined commitment to a well-defined investment style. The Fund's performance reflects how a blending of different investment approaches may be harnessed to meet the Fund's objective.

Each of the Fund's subadvisers performed well using different value-investing approaches: BARROW, HANLEY, MEWHINNEY & STRAUSS (contrarian value), SOUTHEASTERN ASSET MANAGEMENT (special situations value), and T. ROWE PRICE (relative yield value). Also, because each subadviser manages one-third of the Fund, the Fund's return was steadier than any of those of the subadvisers, by themselves.

To the benefit of Fund investors, the subadvisers stayed within their value disciplines, enabling the Fund to outperform its benchmark and peer group for the year. As a result, investors in the Vantagepoint Equity Income Fund now have a solid foundation on which to build.

SUBADVISER DATA

         BARROW, HANLEY, MEWHINNEY & STRAUSS, INC.

         Founded:                       1979
         Investment Style:              Contrarian value
         Investment Approach:           Bottom-up fundamental research
                                        Moderately concentrated--fewer than
                                        50 holdings Low turnover--less than 50
                                        percent per year

         SOUTHEASTERN ASSET MANAGEMENT, INC.

         Founded:                       1975
         Investment Style:              Special situations value
         Investment Approach:           Bottom-up fundamental research
                                        Concentrated -- 12 to 20 holdings
                                        Low turnover -- less than 50 percent per year

         T. ROWE PRICE ASSOCIATES, INC.

         Founded:                       1937
         Investment Style:              Relative yield value
         Investment Approach:           Bottom-up fundamental research
                                        Diversified--between 80 and 100 holdings
                                        Low turnover--less than 50 percent per
                                        year

[CHART OF VANTAGEPOINT EQUITY INCOME FUND VS. S&P/BARRA VALUE INDEX AND LIPPER EQUITY INCOME FUND INDEX: GROWTH OF $10,000 INVESTED MARCH 1, 1999]

                                                 S&P/BARRA
                VANTAGEPOINT EQUITY            VALUE INDEX      LIPPER EQUITY
                        INCOME FUND  (NO FEES OR EXPENSES)  INCOME FUND INDEX
Mar 1, 1999                 $10,000                $10,000            $10,000
                            $10,110                $10,303            $10,211
                            $10,730                $11,191            $10,936
                            $10,670                $10,994            $10,783
Jun 30, 1999                $10,960                $11,416            $11,123
                            $10,680                $11,065            $10,841
                            $10,260                $10,785            $10,589
                            $ 9,820                $10,363            $10,214
                            $10,070                $10,948            $10,558
                            $ 9,830                $10,883            $10,499
Dec 31, 1999                $ 9,540                $11,292            $10,629
                            $ 9,087                $10,933            $10,226
                            $ 8,328                $10,250            $ 9,650
                            $ 9,394                $11,319            $10,543
                            $ 9,527                $11,243            $10,463
                            $10,060                $11,278            $10,621
Jun 30, 2000                $ 9,460                $10,832            $10,393
                            $ 9,700                $11,049            $10,453
                            $10,167                $11,790            $11,065
                            $10,300                $11,788            $11,041
                            $10,766                $12,008            $11,273
                            $10,753                $11,393            $10,876
Dec 31, 2000                $11,215                $11,980            $11,421
                            $11,477                $12,486            $11,516
                            $11,477                $11,658            $11,131
                            $11,174                $11,198            $10,724
                            $11,628                $11,958            $11,281
                            $12,013                $12,083            $11,477
Jun 30, 2001                $11,821                $11,691            $11,192
                            $11,931                $11,489            $11,180
                            $11,656                $10,825            $10,811
                            $10,651                $ 9,797            $10,066
                            $10,586                $ 9,797            $10,118
                            $11,218                $10,419            $10,640
Dec 31, 2001                $11,543                $10,577            $10,827

Source for Benchmark Returns: Ibbotson Associates

PRIOR TO MARCH 1, 1999, THE FUND WAS NOT REGISTERED AS A MUTUAL FUND UNDER THE INVESTMENT COMPANY ACT OF 1940, AND THEREFORE WAS NOT SUBJECT TO CERTAIN EXPENSES AND INVESTMENT RESTRICTIONS THAT MAY HAVE AFFECTED PERFORMANCE. PRIOR TO REGISTRATION, THE FUND EXISTED AS AN UNREGISTERED COMMINGLED FUND. PRE-REGISTRATION PERFORMANCE IS SHOWN BELOW TO PROVIDE INVESTORS WITH AN ILLUSTRATION OF LONG-TERM PERFORMANCE AND THE RISKS OF INVESTING IN THE
FUND.

[CHART OF VANTAGEPOINT EQUITY INCOME FUND VS. S&P/BARRA VALUE INDEX AND LIPPER EQUITY INCOME FUND INDEX: GROWTH OF $10,000 INVESTED APRIL 1, 1994]

                      VANTAGEPOINT                            S&P/BARRA
                EQUITY INCOME FUND    VALUE INDEX (NO FEES OR EXPENSES)   LIPPER EQUITY INCOME FUND INDEX
Apr 1, 1994                $10,000                              $10,000                           $10,000
                           $10,155                              $10,211                           $10,131
                           $10,199                              $10,380                           $10,246
                           $10,064                              $10,093                           $10,096
                           $10,299                              $10,434                           $10,381
                           $10,664                              $10,729                           $10,726
                           $10,469                              $10,351                           $10,524
                           $10,544                              $10,577                           $10,580
                           $10,278                              $10,148                           $10,185
Dec 31, 1994               $10,352                              $10,273                           $10,263
                           $10,759                              $10,551                           $10,447
                           $11,095                              $10,961                           $10,783
                           $11,261                              $11,263                           $11,038
                           $11,518                              $11,634                           $11,303
                           $11,935                              $12,151                           $11,650
                           $11,981                              $12,243                           $11,804
                           $12,188                              $12,665                           $12,128
                           $12,415                              $12,773                           $12,277
                           $12,975                              $13,218                           $12,659
                           $12,981                              $13,012                           $12,479
                           $13,532                              $13,694                           $13,005
Dec 31, 1995               $14,012                              $14,073                           $13,326
                           $14,291                              $14,494                           $13,631
                           $14,318                              $14,630                           $13,730
                           $14,405                              $14,972                           $13,903
                           $14,371                              $15,125                           $14,031
                           $14,661                              $15,353                           $14,239
                           $14,860                              $15,278                           $14,260
                           $14,391                              $14,634                           $13,794
                           $14,641                              $15,038                           $14,106
                           $15,256                              $15,682                           $14,625
                           $15,719                              $16,213                           $14,970
                           $16,689                              $17,454                           $15,825
Dec 31, 1996               $16,575                              $17,167                           $15,724
                           $17,222                              $17,959                           $16,299
                           $17,707                              $18,090                           $16,524
                           $17,116                              $17,471                           $15,989
                           $17,591                              $18,126                           $16,465
                           $18,596                              $19,263                           $17,413
                           $19,317                              $19,999                           $18,072
                           $20,323                              $21,599                           $19,160
                           $19,579                              $20,622                           $18,546
                           $20,718                              $21,831                           $19,487
                           $20,381                              $21,029                           $18,916
                           $21,472                              $21,830                           $19,544
Dec 31, 1997               $22,206                              $22,315                           $19,995
                           $22,134                              $22,040                           $19,987
                           $23,165                              $23,693                           $21,067
                           $24,269                              $24,893                           $22,021
                           $23,932                              $25,188                           $22,010
                           $23,494                              $24,833                           $21,739
                           $23,903                              $25,022                           $21,915
                           $23,525                              $24,478                           $21,350
                           $21,294                              $20,542                           $18,775
                           $22,861                              $21,790                           $19,740
                           $24,244                              $23,497                           $20,907
                           $25,158                              $24,721                           $21,791
Dec 31, 1998               $25,764                              $25,589                           $22,349
                           $25,253                              $26,106                           $22,320
                           $24,720                              $25,544                           $21,907
                           $24,992                              $26,318                           $22,369
                           $26,525                              $28,587                           $23,957
                           $26,376                              $28,082                           $23,622
                           $27,093                              $29,161                           $24,366
                           $26,401                              $28,264                           $23,750
                           $25,363                              $27,548                           $23,196
                           $24,275                              $26,470                           $22,375
                           $24,893                              $27,964                           $23,129
                           $24,300                              $27,801                           $23,000
Dec 31, 1999               $23,584                              $28,845                           $23,285
                           $22,464                              $27,927                           $22,402
                           $20,586                              $26,182                           $21,141
                           $23,222                              $28,912                           $23,097
                           $23,551                              $28,719                           $22,921
                           $24,868                              $28,808                           $23,267
                           $23,386                              $27,670                           $22,767
                           $23,979                              $28,224                           $22,899
                           $25,132                              $30,116                           $24,241
                           $25,461                              $30,110                           $24,188
                           $26,614                              $30,673                           $24,695
                           $26,581                              $29,103                           $23,826
Dec 31, 2000               $27,724                              $30,602                           $25,020
                           $28,371                              $31,894                           $25,228
                           $28,371                              $29,780                           $24,385
                           $27,622                              $28,604                           $23,492
                           $28,745                              $30,545                           $24,713
                           $29,697                              $30,864                           $25,143
                           $29,221                              $29,865                           $24,519
                           $29,493                              $29,348                           $24,493
                           $28,813                              $27,652                           $23,684
                           $26,330                              $25,025                           $22,052
                           $26,169                              $25,025                           $22,166
                           $27,732                              $26,613                           $23,310
Dec 31, 2001               $28,533                              $27,018                           $23,719

Source for Benchmark Returns: Ibbotson Associates

         VANTAGEPOINT EQUITY INCOME FUND
         AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED DECEMBER 31, 2001

         One Year                     2.9%
         Three Years                  3.5%
         Five Years                  11.5%
         Since Inception             14.5%

         Fund Inception Date         April 1, 1994
         Fund Registration Date      March 1, 1999

         Past performance does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. All returns reflect reinvested dividends.

         The market index shown above is unmanaged and does not reflect the costs of portfolio management or trading. The Fund's portfolio may differ significantly from the securities in the market index. The Lipper index measures the performance of a group of mutual funds with similar objectives.

*PERFORMANCE INFORMATION FOR PERIODS PRIOR TO MARCH 1, 1999 REPRESENTS THE
 PERFORMANCE OF THE FUND PRIOR TO ITS SEC REGISTRATION.

VANTAGEPOINT GROWTH & INCOME FUND

The Vantagepoint Growth & Income Fund seeks long-term capital growth and current income. The Fund's subadvisers use distinct investment strategies to select quality companies with the potential to outperform over a full market cycle.

PERFORMANCE

The Vantagepoint Growth & Income Fund declined 4.8% in 2001. The Fund's market benchmark, the S&P 500 Index, lost 11.9%. The Lipper Growth & Income Fund Index, a group of mutual funds with similar objectives, declined 7.4%.

COMMENTARY

The Vantagepoint Growth & Income Fund reached a remarkable milestone this year. For every quarter since its inception on October 2, 1998, the Fund has outperformed the S&P 500 Index. This 13-quarter record of beating the index (which no other publicly traded, comparable fund may claim) demonstrates the benefits of the Fund's multi-management structure.

While each subadviser produced attractive returns, none matched this 13-quarter record separately. The record was achieved by combining managers in the Fund to meet the objectives of superior performance, through manager selection, and consistent performance, by blending different styles.

This year, stocks in general declined. While the Fund posted negative returns, it preserved capital for investors better than the general market did. The Fund was able to outperform for three reasons. First, the multi-manager structure of the Fund was a cushion against the "anti-growth" sentiment that dominated the markets for much of the year. Second, the structure also helped the Fund participate in the stock market's rebound after the turmoil of September 11. Third, the Fund's subadvisers succeeded at selecting stocks that performed better than the overall market.

In May, T. ROWE PRICE joined CAPITAL GUARDIAN and WELLINGTON as a Fund subadviser, replacing Putnam. T. Rowe Price seeks to invest in long-term growth companies that are financially strong and have a competitive advantage in an expanding industry. Risk is controlled through diversification and by focusing on reasonably valued stocks.

The Fund's performance in a difficult market highlights the advantages of the Vantagepoint multi-management investment philosophy. The blend of value-style manager WELLINGTON, core-style manager CAPITAL GUARDIAN, and growth-style manager T. ROWE PRICE, enabled the Fund to once again outperform its benchmark. Each manager contributed during specific periods of shifting market sentiment. As a result, investors in the Vantagepoint Growth & Income Fund preserved more of their capital to build on for the future than many other equity investors during 2001.

SUBADVISER DATA

         CAPITAL GUARDIAN TRUST COMPANY

         Founded:                       1968
         Investment Style:              Core equity
         Investment Approach:           Bottom-up fundamental research
                                        Diversified--more than 100 holdings Low
                                        turnover--less than 50 percent per year

         T. ROWE PRICE ASSOCIATES, INC.

         Founded:                       1937
         Investment Style:              Blue chip growth
         Investment Approach:           Bottom-up fundamental research
                                        Diversified--between 60 to 80 holdings
                                        Low turnover--less than 50 percent per
                                        year

         WELLINGTON MANAGEMENT COMPANY, LLP

         Founded:                       1928
         Investment Style:              Value with yield
         Investment Approach:           Bottom-up fundamental research
                                        Diversified -- between 60 to 80 holdings
                                        Moderate to high turnover -- 50 percent
                                        to 100 percent per year

[CHART OF VANTAGEPOINT GROWTH & INCOME FUND VS. S&P 500 INDEX AND LIPPER GROWTH & INCOME FUND INDEX: GROWTH OF $10,000 INVESTED MARCH 1, 1999]

                         VANTAGEPOINT           S&P 500 INDEX  LIPPER GROWTH & INCOME
                 GROWTH & INCOME FUND   (NO FEES OR EXPENSES)              FUND INDEX
Mar 1, 1999                   $10,000                 $10,000                 $10,000
                              $10,420                 $10,400                 $10,345
                              $10,780                 $10,803                 $11,015
                              $10,520                 $10,548                 $10,856
Jun 30, 1999                  $11,170                 $11,133                 $11,305
                              $10,930                 $10,786                 $10,981
                              $10,730                 $10,732                 $10,738
                              $10,500                 $10,438                 $10,401
                              $11,040                 $11,099                 $10,846
                              $11,320                 $11,324                 $10,941
Dec 31, 1999                  $12,350                 $11,991                 $11,333
                              $11,756                 $11,389                 $10,889
                              $11,902                 $11,173                 $10,535
                              $12,892                 $12,266                 $11,524
                              $12,642                 $11,897                 $11,319
                              $12,631                 $11,653                 $11,277
Jun 30, 2000                  $12,652                 $11,940                 $11,234
                              $12,725                 $11,754                 $11,194
                              $13,569                 $12,484                 $11,890
                              $13,080                 $11,825                 $11,564
                              $13,069                 $11,775                 $11,598
                              $12,235                 $10,846                 $10,962
Dec 31, 2000                  $12,869                 $10,899                 $11,377
                              $13,107                 $11,286                 $11,606
                              $12,204                 $10,257                 $10,980
                              $11,705                 $ 9,607                 $10,482
                              $12,560                 $10,354                 $11,183
                              $12,774                 $10,423                 $11,326
Jun 30, 2001                  $12,537                 $10,170                 $11,050
                              $12,454                 $10,069                 $10,952
                              $11,824                 $ 9,439                 $10,447
                              $10,826                 $ 8,677                 $ 9,607
                              $11,128                 $ 8,842                 $ 9,729
                              $12,023                 $ 9,521                 $10,363
Dec 31, 2001                  $12,256                 $ 9,604                 $10,532

Source for Benchmark Returns: Ibbotson Associates

PRIOR TO MARCH 1, 1999, THE FUND WAS NOT REGISTERED AS A MUTUAL FUND UNDER THE INVESTMENT COMPANY ACT OF 1940, AND THEREFORE WAS NOT SUBJECT TO CERTAIN EXPENSES AND INVESTMENT RESTRICTIONS THAT MAY HAVE AFFECTED PERFORMANCE. PRIOR TO REGISTRATION, THE FUND EXISTED AS AN UNREGISTERED COMMINGLED FUND. PRE-REGISTRATION PERFORMANCE IS SHOWN BELOW TO PROVIDE INVESTORS WITH AN ILLUSTRATION OF LONG-TERM PERFORMANCE AND THE RISKS OF INVESTING IN THE FUND.

[CHART OF VANTAGEPOINT GROWTH & INCOME FUND VS. S&P 500 INDEX AND LIPPER GROWTH & INCOME FUND INDEX: GROWTH OF $10,000 INVESTED OCTOBER 2, 1998 ]

                        VANTAGEPOINT            S&P 500 INDEX  LIPPER GROWTH & INCOME
                GROWTH & INCOME FUND    (NO FEES OR EXPENSES)              FUND INDEX
Oct 2, 1998                  $10,000                  $10,000                 $10,000
                             $11,135                  $11,149                 $11,018
                             $11,830                  $11,825                 $11,550
Dec 31, 1998                 $12,776                  $12,506                 $11,942
                             $13,413                  $13,029                 $12,054
                             $13,038                  $12,624                 $11,788
                             $13,586                  $13,129                 $12,195
                             $14,055                  $13,638                 $12,985
                             $13,716                  $13,316                 $12,797
Jun 30, 1999                 $14,564                  $14,055                 $13,326
                             $14,251                  $13,616                 $12,944
                             $13,990                  $13,549                 $12,658
                             $13,690                  $13,177                 $12,260
                             $14,394                  $14,011                 $12,785
                             $14,759                  $14,296                 $12,898
Dec 31, 1999                 $16,102                  $15,138                 $13,359
                             $15,328                  $14,377                 $12,836
                             $15,518                  $14,105                 $12,419
                             $16,809                  $15,485                 $13,585
                             $16,483                  $15,019                 $13,343
                             $16,469                  $14,711                 $13,294
Jun 30, 2000                 $16,497                  $15,074                 $13,243
                             $16,592                  $14,838                 $13,195
                             $17,692                  $15,760                 $14,016
                             $17,054                  $14,928                 $13,632
                             $17,040                  $14,865                 $13,672
                             $15,953                  $13,693                 $12,922
Dec 31, 2000                 $16,780                  $13,760                 $13,411
                             $17,090                  $14,248                 $13,682
                             $15,912                  $12,949                 $12,943
                             $15,261                  $12,128                 $12,357
                             $16,377                  $13,071                 $13,182
                             $16,656                  $13,159                 $13,351
Jun 30, 2001                 $16,346                  $12,838                 $13,026
                             $16,237                  $12,712                 $12,910
                             $15,416                  $11,916                 $12,315
                             $14,115                  $10,954                 $11,325
                             $14,509                  $11,163                 $11,469
                             $15,675                  $12,019                 $12,216
Dec 31, 2001                 $15,980                  $12,124                 $12,415

Source for Benchmark Returns: Ibbotson Associates

         VANTAGEPOINT GROWTH & INCOME FUND
         AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED DECEMBER 31, 2001

         One Year                     -4.8%
         Three Years                   7.7%
         Since Inception              15.5%

         Fund Inception Date         October 2, 1998
         Fund Registration Date      March 1, 1999

         Past performance does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. All returns reflect reinvested dividends.

         The market index shown above is unmanaged and does not reflect the costs of portfolio management or trading. The Fund's portfolio may differ significantly from the securities in the market index. The Lipper index measures the performance of a group of mutual funds with similar objectives.

*PERFORMANCE INFORMATION FOR PERIODS PRIOR TO MARCH 1, 1999 REPRESENTS THE
 PERFORMANCE OF THE FUND PRIOR TO ITS SEC REGISTRATION.

VANTAGEPOINT GROWTH FUND

The Vantagepoint Growth Fund seeks long-term capital growth by investing primarily in companies with above-average earnings growth potential. The Fund's subadvisers, ATLANTA CAPITAL MANAGEMENT, BARCLAYS GLOBAL INVESTORS, BROWN CAPITAL MANAGEMENT, FIDELITY MANAGEMENT, TCW FUNDS MANAGEMENT and TUKMAN CAPITAL MANAGEMENT, use different growth investing approaches to produce capital gains.

PERFORMANCE

The Vantagepoint Growth Fund declined 15.2% in 2001. The Fund's market benchmark, the Wilshire 5000 Index, fell 11.0%. The Lipper Growth Fund Index, a group of mutual funds with similar objectives, lost 18.0%.

COMMENTARY

The year 2001 was a challenging one for the U.S. stock market. The market was down 11.9% (as measured by the S&P 500 Index), but growth companies were particularly hard hit. For example, the technology-laden Nasdaq Composite Index fell over 21%.

Investors anticipated economic weakness and lower profits for most of the year, causing massive selling along the way. As negative economic expectations were realized, the market began to improve in the fourth quarter on investors' hopes that in early 2002, a brighter earnings picture would follow a short and shallow recession.

Investors' nervousness about growth stocks during much of the year was reminiscent of the anti-value stock sentiment prevalent in 1999 and early 2000 when investors dramatically bid up growth stocks, but avoided sound value companies despite attractive valuations. This period created good opportunities for forward-thinking value style managers. Now, at the end of 2001, value stocks have rebounded to outperform their growth counterparts for one-, three-, and 10-year periods. These inevitable investment trends suggest that growth will at some time come back into favor, and that the current environment may offer growth managers new opportunities.

During the market's decline and volatility, the Fund's subadvisers actively sought attractive growth stock opportunities. Technology continues to be a large focus for the Fund. Many of the world's strongest and best known companies are from this sector, including Microsoft, Intel and Dell, which are all top holdings of the Fund. Another potential growth sector that is well represented in the portfolio is health care including such stocks as Pfizer, Amgen and Genentech.

Started in 1983, the Vantagepoint Growth Fund has weathered turbulent times and difficult markets to the benefit of long-term investors. The Fund's subadvisers have a wealth of experience in looking for future growth opportunities, even during uncertain market environments. Growth stock investing remains a sound approach that provides the potential for attractive long-term returns.

SUBADVISER DATA

         ATLANTA CAPITAL MANAGEMENT CO., LLC

         Founded:                      1969
         Investment Style:             High Quality Growth
         Investment Approach:          Bottom-up fundamental research
                                       Moderately concentrated -- between 40 and 60 holdings Low turnover -- 20 percent to 40 percent per year

         BARCLAYS GLOBAL INVESTORS

         Founded:                       1990 (1971 as Wells Fargo)
         Investment Style:              Indexation
         Investment Approach:           Replication of S&P 500 Index

         BROWN CAPITAL MANAGEMENT, INC.

         Founded:                       1983
         Investment Style:              Growth at a reasonable price
         Investment Approach:           Bottom-up fundamental research
                                        Moderately concentrated--between 40 and
                                        60 holdings Moderate turnover--30
                                        percent to 60 percent per year

         FIDELITY MANAGEMENT TRUST COMPANY

         Founded:                       1981
         Investment Style:              Aggressive growth
         Investment Approach:           Bottom-up fundamental research/industry
                                        trends Broadly diversified--about 250
                                        holdings Moderate to high
                                        turnover--about 100 percent per year

         TCW INVESTMENT MANAGEMENT COMPANY

         Founded:                       1971
         Investment Style:              Concentrated growth
         Investment Approach:           Bottom-up fundamental research with
                                        initial quantitative screening
                                        Concentrated--between 25 and 40 holdings
                                        Low turnover--about 25 percent per year

         TUKMAN CAPITAL MANAGEMENT

         Founded:                       1980
         Investment Style:              Contrarian growth
         Investment Approach:           Bottom-up fundamental analysis
                                        Concentrated--between 10 and 20 holdings
                                        Low turnover--about 25 percent per year

[CHART OF VANTAGEPOINT GROWTH FUND VS. WILSHIRE 5000 INDEX AND LIPPER GROWTH FUND INDEX: GROWTH OF $10,000 INVESTED MARCH 1, 1999]

                 VANTAGEPOINT     WILSHIRE 5000 INDEX      LIPPER GROWTH
                 GROWTH FUND      (NO FEES OR EXPENSES)    FUND INDEX
Mar 1, 1999           $10,000                 $10,000            $10,000
Mar 31, 1999          $10,570                 $10,386            $10,434
                      $11,340                 $10,884            $10,699
                      $11,080                 $10,645            $10,490
Jun 30, 1999          $11,750                 $11,197            $11,110
                      $11,430                 $10,838            $10,836
                      $11,160                 $10,737            $10,714
                      $11,050                 $10,456            $10,535
                      $11,810                 $11,121            $11,184
                      $12,430                 $11,493            $11,657
Dec 31, 1999          $14,003                 $12,366            $12,706
                      $13,398                 $11,853            $12,247
                      $14,511                 $12,118            $12,971
                      $15,391                 $12,838            $13,631
                      $14,427                 $12,169            $12,949
                      $13,897                 $11,744            $12,378
Jun 30, 2000          $14,904                 $12,262            $13,063
                      $14,480                 $12,012            $12,773
                      $15,889                 $12,884            $13,727
                      $15,211                 $12,283            $12,888
                      $14,904                 $12,022            $12,526
                      $13,218                 $10,826            $11,187
Dec 31, 2000          $13,645                 $11,019            $11,322
                      $14,012                 $11,441            $11,618
                      $12,238                 $10,356            $10,270
                      $11,149                 $ 9,659            $ 9,462
                      $12,352                 $10,454            $10,350
                      $12,352                 $10,558            $10,338
Jun 30, 2001          $12,175                 $10,381            $10,123
                      $11,795                 $10,209            $ 9,844
                      $10,946                 $ 9,591            $ 9,158
                      $ 9,667                 $ 8,730            $ 8,173
                      $10,339                 $ 8,952            $ 8,474
                      $11,387                 $ 9,636            $ 9,196
Dec 31, 2001          $11,569                 $ 9,810            $ 9,286

Source for Benchmark Returns: Ibbotson Associates

PRIOR TO MARCH 1, 1999, THE FUND WAS NOT REGISTERED AS A MUTUAL FUND UNDER THE INVESTMENT COMPANY ACT OF 1940, AND THEREFORE WAS NOT SUBJECT TO CERTAIN EXPENSES AND INVESTMENT RESTRICTIONS THAT MAY HAVE AFFECTED PERFORMANCE. PRIOR TO REGISTRATION, THE FUND EXISTED AS AN UNREGISTERED COMMINGLED FUND. PRE-REGISTRATION PERFORMANCE IS SHOWN BELOW TO PROVIDE INVESTORS WITH AN ILLUSTRATION OF LONG-TERM PERFORMANCE AND THE RISKS OF INVESTING IN THE
FUND.

[CHART OF VANTAGEPOINT GROWTH FUND VS. WILSHIRE 5000 INDEX AND LIPPER GROWTH FUND INDEX: GROWTH OF $10,000 INVESTED JANUARY 1, 1992]

                VANTAGEPOINT       WILSHIRE 5000 INDEX   LIPPER GROWTH
                GROWTH FUND        (NO FEES OR EXPENSES)    FUND INDEX
Dec 31, 1991         $10,000                   $10,000        $10,000
Jan 1, 1992          $ 9,805                   $ 9,980        $ 9,985
                     $ 9,540                   $10,118        $10,163
                     $ 8,992                   $ 9,867        $ 9,843
                     $ 8,762                   $ 9,999        $ 9,828
                     $ 8,951                   $10,060        $ 9,933
                     $ 8,630                   $ 9,855        $ 9,649
                     $ 8,933                   $10,254        $ 9,966
                     $ 8,647                   $10,037        $ 9,743
                     $ 8,753                   $10,157        $ 9,894
                     $ 8,956                   $10,280        $10,070
                     $ 9,518                   $10,707        $10,590
Dec 31, 1992         $ 9,751                   $10,897        $10,764
                     $ 9,852                   $11,031        $10,917
                     $ 9,304                   $11,076        $10,774
                     $ 9,620                   $11,361        $11,084
                     $ 9,205                   $11,047        $10,783
                     $ 9,879                   $11,393        $11,211
                     $10,120                   $11,446        $11,246
                     $10,186                   $11,445        $11,233
                     $10,652                   $11,886        $11,711
                     $10,937                   $11,910        $11,786
                     $10,976                   $12,108        $11,981
                     $10,536                   $11,912        $11,737
Dec 31, 1993         $10,884                   $12,126        $12,052
                     $11,234                   $12,508        $12,469
                     $11,008                   $12,227        $12,264
                     $10,353                   $11,674        $11,692
                     $10,430                   $11,786        $11,785
                     $10,300                   $11,901        $11,842
                     $ 9,963                   $11,583        $11,436
                     $10,279                   $11,927        $11,759
                     $10,823                   $12,453        $12,260
                     $10,631                   $12,212        $11,997
                     $10,937                   $12,412        $12,226
                     $10,422                   $11,957        $11,760
Dec 31, 1994         $10,479                   $12,118        $11,862
                     $10,463                   $12,380        $11,906
                     $10,936                   $12,873        $12,347
                     $11,284                   $13,213        $12,721
                     $11,539                   $13,541        $13,081
                     $11,784                   $14,000        $13,477
                     $12,373                   $14,446        $14,082
                     $13,192                   $15,040        $14,762
                     $13,354                   $15,187        $14,917
                     $13,746                   $15,766        $15,360
                     $13,408                   $15,608        $15,156
                     $14,114                   $16,269        $15,668
Dec 31, 1995         $14,319                   $16,535        $15,734
                     $14,587                   $16,978        $16,115
                     $15,179                   $17,275        $16,368
                     $15,374                   $17,464        $16,443
                     $15,936                   $17,896        $16,856
                     $16,352                   $18,385        $17,154
                     $15,898                   $18,234        $16,986
                     $14,836                   $17,250        $16,067
                     $15,640                   $17,802        $16,553
                     $16,466                   $18,749        $17,478
                     $16,463                   $19,012        $17,730
                     $17,436                   $20,271        $18,850
Dec 31, 1996         $17,413                   $20,043        $18,492
                     $18,146                   $21,116        $19,455
                     $17,723                   $21,106        $19,306
                     $17,026                   $20,172        $18,421
                     $17,550                   $21,052        $19,232
                     $18,916                   $22,544        $20,563
                     $19,651                   $23,579        $21,332
                     $21,567                   $25,392        $23,100
                     $21,345                   $24,438        $22,248
                     $22,578                   $25,880        $23,520
                     $21,502                   $25,018        $22,761
                     $21,470                   $25,837        $23,284
Dec 31, 1997         $21,913                   $26,314        $23,678
                     $21,563                   $26,457        $23,836
                     $23,317                   $28,383        $25,517
                     $24,470                   $29,804        $26,609
                     $24,852                   $30,158        $26,894
                     $23,741                   $29,355        $26,232
                     $24,430                   $30,385        $27,365
                     $23,540                   $29,719        $27,075
                     $18,919                   $25,091        $22,727
                     $20,561                   $26,730        $24,243
                     $22,035                   $28,718        $25,920
                     $23,467                   $30,527        $27,465
Dec 31, 1998         $26,260                   $32,480        $29,761
                     $27,324                   $33,674        $31,032
                     $25,466                   $32,453        $29,974
                     $26,917                   $33,706        $31,275
                     $28,878                   $35,321        $32,069
                     $28,216                   $34,548        $31,444
                     $29,922                   $36,337        $33,302
                     $29,107                   $35,172        $32,480
                     $28,420                   $34,844        $32,113
                     $28,140                   $33,933        $31,576
                     $30,075                   $36,091        $33,521
                     $31,654                   $37,300        $34,939
Dec 31, 1999         $35,659                   $40,132        $38,084
                     $34,120                   $38,466        $36,709
                     $36,954                   $39,328        $38,879
                     $39,195                   $41,664        $40,857
                     $36,738                   $39,493        $38,815
                     $35,389                   $38,114        $37,103
                     $37,953                   $39,795        $39,155
                     $36,873                   $38,983        $38,285
                     $40,464                   $41,813        $41,145
                     $38,736                   $39,862        $38,631
                     $37,953                   $39,015        $37,546
                     $33,661                   $35,134        $33,532
Dec 31, 2000         $34,747                   $35,760        $33,938
                     $35,683                   $37,130        $34,824
                     $31,166                   $33,608        $30,784
                     $28,391                   $31,346        $28,361
                     $31,456                   $33,925        $31,022
                     $31,456                   $34,263        $30,988
                     $31,005                   $33,689        $30,344
                     $30,037                   $33,133        $29,506
                     $27,875                   $31,127        $27,450
                     $24,617                   $28,331        $24,496
                     $26,329                   $29,052        $25,399
                     $28,998                   $31,274        $27,565
Dec 31, 2001         $29,461                   $31,837        $27,835

Source for Benchmark Returns: Ibbotson Associates

         VANTAGEPOINT GROWTH FUND
         AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED DECEMBER 31, 2001

         One Year             -15.2%
         Three Years            3.9%
         Five Years            11.1%
         Ten Years             11.4%

         Fund Inception Date        April 1, 1983
         Fund Registration Date     March 1, 1999

         Past performance does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. All returns reflect reinvested dividends.

         The market index shown above is unmanaged and does not reflect the costs of portfolio management or trading. The Fund's portfolio may differ significantly from the securities in the market index. The Lipper index measures the performance of a group of mutual funds with similar objectives.

*PERFORMANCE INFORMATION FOR PERIODS PRIOR TO MARCH 1, 1999 REPRESENTS THE
 PERFORMANCE OF THE FUND PRIOR TO ITS SEC REGISTRATION.

VANTAGEPOINT AGGRESSIVE OPPORTUNITIES FUND

The Vantagepoint Aggressive Opportunities Fund's objective seeks high long-term capital appreciation. The Fund's subadvisers, ROXBURY CAPITAL MANAGEMENT (which replaced First Pacific Advisors in March), MFS INSTITUTIONAL ADVISORS and TCW FUNDS MANAGEMENT, invest primarily in stocks of small- to medium-sized companies with higher than average growth potential.

PERFORMANCE

The Vantagepoint Aggressive Opportunities Fund fell 13.8% in 2001. The Fund's market benchmark, the Wilshire 4500 Index, lost 9.3%. The Lipper Capital Appreciation Fund Index, a group of mutual funds with similar objectives, declined 15.9%.

COMMENTARY

For much of 2001 the stock market fell, led by selling in growth stocks. This "anti-growth" sentiment resulted from reduced earnings and growth forecasts, combined with the memory of the previous year's declines from highly valued prices. The September 11 events added a level of distress that led to the stock market low on September 21. Then the market turned, rising on indications of economic improvement and better earnings and growth projections. This rise produced heady returns in the fourth quarter, especially among growth and higher risk stocks, but not enough to offset the previous declines.

Volatile stock prices that resulted throughout this past year, though painful for most investors, also offered windows of opportunity to invest in great companies at attractive prices. The Fund's subadvisers have taken advantage of this year's market turbulence to position the fund in a way they believe will perform well when growth stocks are in favor again. Technology continues to be a large focus for the Fund as many of the world's fastest growing companies are from this sector. The Fund's top technology holdings include Maxim Integrated, VeriSign, and HNC Software.

ROXBURY CAPITAL MANAGEMENT joined MFS INSTITUTIONAL ADVISORS and TCW FUNDS MANAGEMENT as a Fund subadviser in March, replacing First Pacific Advisors. Roxbury invests in small- and medium- sized quality growth companies. The Fund also expanded the guidelines of MFS in July to allow investment in mid-cap sized companies along with their current small-cap holdings. This mid/small cap focus is the same as the Fund's other two managers.

The Vantagepoint Aggressive Opportunities Fund, with an objective of high long-term capital appreciation, is Vantagepoint's highest risk Fund. As a result, it can be expected to fluctuate more widely than the market from time to time, especially as growth stock investing moves into and out of favor. Each subadviser manages one-third of the assets of the Fund, using a different investment approach to manage risk. This diversification may help protect investors from the extreme volatility sometimes seen in similar funds.

SUBADVISER DATA

         ROXBURY CAPITAL MANAGEMENT

         Founded:                       1986
         Investment Style:              Quality growth
         Investment Approach:           Bottom-up fundamental research of
                                        smaller companies Moderately
                                        diversified--40 to 60 holdings High
                                        turnover--100 percent+ per year

         MFS INSTITUTIONAL ADVISORS, INC.

         Founded:                       1924
         Investment Style:              Emerging growth
         Investment Approach:           Bottom-up fundamental research of small-
                                        and mid-sized companies Broadly
                                        diversified--more than 150 holdings
                                        Moderate to high turnover--50 percent to 100 percent per year

         TCW INVESTMENT MANAGEMENT COMPANY

         Founded:                       1971
         Investment Style:              Rapid growth
         Investment Approach:           Bottom-up fundamental research
                                        Diversified--fewer than 150 holdings
                                        Moderate to high turnover--50 percent to 100 percent per year

[CHART OF VANTAGEPOINT AGGRESSIVE OPPORTUNITIES FUND VS. WILSHIRE 4500 INDEX AND LIPPER CAPITAL APPRECIATION FUND INDEX: GROWTH OF $10,000 INVESTED MARCH 1, 1999]

              VANTAGEPOINT AGGRESSIVE     WILSHIRE 4500 INDEX   LIPPER CAPITAL
              OPPORTUNITIES FUND         (NO FEES OR EXPENSES)  APPRECIATION FUND INDEX
Mar 1, 1999                   $10,000                 $10,000                   $10,000
                              $10,580                 $10,390                   $10,511
                              $11,310                 $11,219                   $11,020
                              $11,350                 $11,122                   $10,870
Jun 30, 1999                  $12,320                 $11,589                   $11,531
                              $11,650                 $11,238                   $11,260
                              $11,570                 $10,959                   $11,149
                              $11,680                 $10,874                   $11,074
                              $12,520                 $11,430                   $11,677
                              $13,960                 $12,394                   $12,351
                              $16,339                 $14,102                   $13,959
                              $15,647                 $13,933                   $13,558
                              $18,167                 $16,101                   $14,878
                              $17,733                 $15,505                   $15,215
                              $16,411                 $13,640                   $13,583
                              $15,430                 $12,633                   $12,836
Jun 30, 2000                  $17,113                 $14,151                   $13,744
                              $16,545                 $13,749                   $13,442
                              $18,487                 $15,283                   $14,732
                              $17,909                 $14,661                   $13,972
                              $16,669                 $13,463                   $13,348
                              $13,715                 $11,172                   $11,722
Dec 31, 2000                  $14,812                 $11,879                   $12,153
                              $16,228                 $12,525                   $12,847
                              $13,985                 $11,003                   $11,307
                              $12,343                 $ 9,993                   $10,420
                              $14,436                 $11,050                   $11,421
                              $14,499                 $11,312                   $11,424
Jun 30, 2001                  $14,687                 $11,403                   $11,252
                              $13,684                 $10,876                   $10,792
                              $12,356                 $10,347                   $10,106
                              $10,226                 $ 9,016                   $ 8,872
                              $10,957                 $ 9,489                   $ 9,267
                              $12,123                 $10,226                   $10,011
Dec 31, 2001                  $12,775                 $10,774                   $10,219

Source for Benchmark Returns: Ibbotson Associates

PRIOR TO MARCH 1, 1999, THE FUND WAS NOT REGISTERED AS A MUTUAL FUND UNDER THE INVESTMENT COMPANY ACT OF 1940, AND THEREFORE WAS NOT SUBJECT TO CERTAIN EXPENSES AND INVESTMENT RESTRICTIONS THAT MAY HAVE AFFECTED PERFORMANCE. PRIOR TO REGISTRATION, THE FUND EXISTED AS AN UNREGISTERED COMMINGLED FUND. PRE-REGISTRATION PERFORMANCE IS SHOWN BELOW TO PROVIDE INVESTORS WITH AN ILLUSTRATION OF LONG-TERM PERFORMANCE AND THE RISKS OF INVESTING IN THE
FUND.

[CHART OF VANTAGEPOINT AGGRESSIVE OPPORTUNITIES FUND VS. WILSHIRE 4500 INDEX AND LIPPER CAPITAL APPRECIATION FUND INDEX: GROWTH OF $10,000 INVESTED OCTOBER 1, 1994]

              VANTAGEPOINT AGGRESSIVE     WILSHIRE 4500 INDEX         LIPPER CAPITAL
              OPPORTUNITIES FUND          (NO FEES OR EXPENSES)       APPRECIATION INDEX
Oct 1, 1994                   $10,000                 $10,000                   $10,000
                              $10,355                 $10,043                   $10,117
                              $10,099                 $ 9,637                   $ 9,768
Dec 31, 1994                  $10,504                 $ 9,750                   $ 9,857
                              $10,359                 $ 9,844                   $ 9,911
                              $10,955                 $10,262                   $10,273
                              $11,401                 $10,488                   $10,544
                              $11,546                 $10,623                   $10,725
                              $11,883                 $10,859                   $10,994
                              $12,691                 $11,383                   $11,530
                              $13,791                 $12,053                   $12,210
                              $14,069                 $12,334                   $12,345
                              $14,588                 $12,668                   $12,667
                              $14,142                 $12,328                   $12,419
                              $14,571                 $12,852                   $12,877
Dec 31, 1995                  $14,638                 $13,014                   $12,969
                              $15,047                 $13,148                   $13,216
                              $15,759                 $13,575                   $13,545
                              $15,847                 $13,783                   $13,684
                              $17,064                 $14,424                   $14,263
                              $17,798                 $14,878                   $14,681
                              $17,110                 $14,411                   $14,288
                              $15,967                 $13,329                   $13,242
                              $16,853                 $14,049                   $13,833
                              $17,841                 $14,719                   $14,635
                              $17,728                 $14,502                   $14,447
                              $18,434                 $15,114                   $15,074
Dec 31, 1996                  $18,371                 $15,250                   $14,910
                              $18,815                 $15,743                   $15,524
                              $18,428                 $15,410                   $15,037
                              $17,515                 $14,605                   $14,236
                              $17,665                 $14,641                   $14,519
                              $19,346                 $16,097                   $15,734
                              $20,035                 $16,860                   $16,423
                              $21,262                 $18,021                   $17,614
                              $21,312                 $18,185                   $17,283
                              $22,602                 $19,445                   $18,320
                              $21,749                 $18,704                   $17,591
                              $21,819                 $18,710                   $17,626
Dec 31, 1997                  $21,565                 $19,167                   $17,885
                              $21,412                 $18,894                   $17,890
                              $23,173                 $20,339                   $19,266
                              $24,253                 $21,390                   $20,170
                              $24,672                 $21,661                   $20,361
                              $23,684                 $20,649                   $19,708
                              $23,858                 $20,971                   $20,510
                              $22,359                 $19,783                   $19,948
                              $17,867                 $15,950                   $16,521
                              $19,039                 $17,101                   $17,566
                              $20,244                 $18,073                   $18,577
                              $21,940                 $19,197                   $19,652
Dec 31, 1998                  $24,188                 $20,822                   $21,456
                              $25,202                 $21,156                   $22,469
                              $23,402                 $20,005                   $21,395
                              $24,759                 $20,786                   $22,488
                              $26,467                 $22,444                   $23,577
                              $26,561                 $22,249                   $23,256
                              $28,831                 $23,184                   $24,670
                              $27,263                 $22,483                   $24,090
                              $27,076                 $21,923                   $23,854
                              $27,333                 $21,753                   $23,692
                              $29,299                 $22,865                   $24,983
                              $32,669                 $24,795                   $26,425
Dec 31, 1999                  $38,235                 $28,211                   $29,865
                              $36,616                 $27,874                   $29,008
                              $42,513                 $32,210                   $31,830
                              $41,498                 $31,018                   $32,553
                              $38,405                 $27,287                   $29,060
                              $36,109                 $25,273                   $27,462
                              $40,048                 $28,308                   $29,406
                              $38,719                 $27,505                   $28,759
                              $43,263                 $30,574                   $31,520
                              $41,909                 $29,330                   $29,894
                              $39,009                 $26,933                   $28,557
                              $32,097                 $22,349                   $25,079
Dec 31, 2000                  $34,663                 $23,764                   $26,002
                              $37,976                 $25,057                   $27,487
                              $32,727                 $22,012                   $24,191
                              $28,886                 $19,992                   $22,294
                              $33,783                 $22,106                   $24,434
                              $33,930                 $22,629                   $24,442
                              $34,369                 $22,813                   $24,073
                              $32,023                 $21,757                   $23,090
                              $28,915                 $20,700                   $21,623
                              $23,930                 $18,038                   $18,981
                              $25,642                 $18,983                   $19,827
                              $28,371                 $20,458                   $21,417
Dec 31, 2001                  $29,896                 $21,544                   $21,864

Source for Benchmark Returns: Ibbotson Associates

         VANTAGEPOINT AGGRESSIVE OPPORTUNITIES FUND
         AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED DECEMBER 31, 2001

         One Year                    -13.8%
         Three Years                   7.3%
         Five Years                   10.2%
         Since Inception              16.3%

         Fund Inception Date        October 1, 1994
         Fund Registration Date     March 1, 1999

         Past performance does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. All returns reflect reinvested dividends.

         The market index shown above is unmanaged and does not reflect the costs of portfolio management or trading. The Fund's portfolio may differ significantly from the securities in the market index. The Lipper index measures the performance of a group of mutual funds with similar objectives.

*PERFORMANCE INFORMATION FOR PERIODS PRIOR TO MARCH 1, 1999 REPRESENTS THE
 PERFORMANCE OF THE FUND PRIOR TO ITS SEC REGISTRATION.

VANTAGEPOINT INTERNATIONAL FUND

The International Fund seeks long-term capital growth and diversification by country. The Fund's subadvisers use distinct investment strategies to select among countries and companies. Three subadvisers manage the Fund: CAPITAL GUARDIAN TRUST COMPANY, LAZARD ASSET MANAGEMENT, and T.ROWE PRICE INTERNATIONAL. Each manager employs a unique investment strategy to achieve the Fund's objective.

PERFORMANCE

The Fund declined 20.2% for the year. The Fund's benchmark, the Morgan Stanley Capital International (MSCI) Europe, Australasia, and Far East (EAFE) Index of stocks in developed countries fell 21.2%. The Lipper International Fund Index, a group of mutual funds with similar objectives, lost 19.3%.

COMMENTARY

International equity markets were as challenging for investors in 2001 as were U.S. equity markets. Investors' anti-growth sentiment pushed stock prices lower, especially for previously favored technology and telecom shares. Though value-oriented stocks outperformed growth stocks by a narrow margin, both were trending down sharply before September 11. Since that time the market rebounded somewhat as investors look toward future growth opportunities.

Foreign currency's depreciation against the U.S. dollar also hurt the performance of international stocks, extending the pattern seen last year. The Japanese yen, the British pound and the euro all depreciated versus the U.S. dollar. (THE FUND IS BASED IN THE U.S., SO THE PRICES OF FOREIGN SECURITIES ARE CONVERTED AT THE PREVAILING EXCHANGE RATES INTO U.S. DOLLARS. THEREFORE, A DECLINE IN A FOREIGN CURRENCY NEGATIVELY AFFECTS PERFORMANCE.)

The Fund's subadvisers took advantage of declining markets to buy stocks of promising companies at attractive prices. The Fund's top holdings include world-class companies such as Sony, Vodafone Group, Samsung Electronics, Nokia, GlaxoSmithKline and Total Fina Elf.

International investing is a sound approach that has produced attractive long-term results; it is an important part of a well-diversified investment strategy. The Fund's three subadvisers each focus on a different style of investing (value, growth and core) so that the Fund may benefit from whichever style performs best. The subadvisers expect international investing to offer a double opportunity going forward. First, many international stocks trade at lower valuations than U.S. stocks; second, a reversal of recent currency trends could benefit investors. The Fund's experienced subadvisers continue to use market volatility to find opportunities to buy great companies at reasonable prices throughout the world.

SUBADVISER DATA

         CAPITAL GUARDIAN TRUST COMPANY

         Founded:                       1931
         Investment Style:              International core
         Investment Approach:           Bottom-up fundamental research
                                        Diversified--between 100 and 150
                                        holdings Low turnover--less than 50
                                        percent per year

         LAZARD ASSET MANAGEMENT

         Founded:                       1970
         Investment Style:              International value
         Investment Approach:           Quantitative valuation screens combined
                                        with bottom-up fundamental research
                                        Diversified--between 75 and 100 holdings
                                        Low turnover--less than 50 percent per
                                        year

         T. ROWE PRICE INTERNATIONAL, INC.

         Founded:                       1979
         Investment Style:              International growth
         Investment Approach:           Top-down country and sector analysis
                                        combined with bottom-up fundamental
                                        research
                                        Broadly diversified--more than
                                        150 holdings
                                        Moderate to high
                                        turnover--50 percent to 100 percent per
                                        year

[CHART OF VANTAGEPOINT INTERNATIONAL FUND VS. MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALASIA, FAR EAST INDEX AND LIPPER INTERNATIONAL FUND
INDEX: GROWTH OF $10,000 INVESTED MARCH 1, 1999]

                VANTAGEPOINT         MSCI EAFE INDEX     LIPPER INTERNATIONAL INDEX
                INTERNATIONAL FUND  (NO FEES OR EXPENSES)
Mar 1, 1999                $10,000               $10,000                    $10,000
                           $10,450               $10,420                    $10,333
                           $10,940               $10,844                    $10,815
                           $10,530               $10,288                    $10,412
Jun 30, 1999               $11,070               $10,692                    $10,906
                           $11,460               $11,012                    $11,149
                           $11,640               $11,055                    $11,237
                           $11,760               $11,169                    $11,273
                           $12,160               $11,589                    $11,666
                           $12,800               $11,994                    $12,522
Dec 31, 1999               $14,262               $13,073                    $14,060
                           $13,423               $12,245                    $13,238
                           $13,879               $12,577                    $14,112
                           $14,252               $13,067                    $14,148
                           $13,588               $12,381                    $13,251
                           $13,236               $12,081                    $12,887
Jun 30, 2000               $13,816               $12,557                    $13,484
                           $13,319               $12,033                    $13,047
                           $13,526               $12,140                    $13,267
                           $12,666               $11,551                    $12,494
                           $12,262               $11,281                    $12,069
                           $11,816               $10,860                    $11,560
Dec 31, 2000               $12,136               $11,248                    $11,991
                           $12,249               $11,243                    $12,062
                           $11,378               $10,401                    $11,215
                           $10,598               $ 9,712                    $10,426
                           $11,378               $10,394                    $11,061
                           $10,971               $10,035                    $10,793
Jun 30, 2001               $10,553               $ 9,628                    $10,489
                           $10,247               $ 9,454                    $10,216
                           $10,010               $ 9,216                    $10,011
                           $ 8,890               $ 8,285                    $ 8,920
                           $ 9,158               $ 8,497                    $ 9,162
                           $ 9,536               $ 8,811                    $ 9,504
Dec 31, 2001               $ 9,690               $ 8,864                    $ 9,673

Source for Benchmark Returns: Ibbotson Associates

PRIOR TO MARCH 1, 1999, THE FUND WAS NOT REGISTERED AS A MUTUAL FUND UNDER THE INVESTMENT COMPANY ACT OF 1940, AND THEREFORE WAS NOT SUBJECT TO CERTAIN EXPENSES AND INVESTMENT RESTRICTIONS THAT MAY HAVE AFFECTED PERFORMANCE. PRIOR TO REGISTRATION, THE FUND EXISTED AS AN UNREGISTERED COMMINGLED FUND. PRE-REGISTRATION PERFORMANCE IS SHOWN BELOW TO PROVIDE INVESTORS WITH AN ILLUSTRATION OF LONG-TERM PERFORMANCE AND THE RISKS OF INVESTING IN THE FUND.

[CHART OF VANTAGEPOINT INTERNATIONAL FUND VS. MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALASIA, FAR EAST INDEX AND LIPPER INTERNATIONAL FUND
INDEX: GROWTH OF $10,000 INVESTED OCTOBER 1, 1994]

                VANTAGEPOINT         MSCI EAFE INDEX
                INTERNATIONAL FUND  (NO FEES OR EXPENSES)  LIPPER INTERNATIONAL INDEX
Oct 1, 1994                $10,000               $10,000                      $10,000
                           $10,255               $10,335                      $10,179
                           $ 9,809               $ 9,841                      $ 9,704
Dec 31, 1994               $ 9,643               $ 9,905                      $ 9,575
                           $ 9,267               $ 9,527                      $ 9,100
                           $ 9,372               $ 9,502                      $ 9,097
                           $ 9,597               $10,097                      $ 9,336
                           $ 9,952               $10,479                      $ 9,680
                           $10,107               $10,357                      $ 9,775
                           $10,122               $10,178                      $ 9,812
                           $10,628               $10,815                      $10,351
                           $10,382               $10,405                      $10,176
                           $10,548               $10,611                      $10,346
                           $10,331               $10,328                      $10,131
                           $10,427               $10,618                      $10,237
Dec 31, 1995               $10,683               $11,049                      $10,533
                           $11,000               $11,097                      $10,782
                           $11,086               $11,137                      $10,828
                           $11,222               $11,377                      $10,997
                           $11,529               $11,710                      $11,356
                           $11,565               $11,497                      $11,343
                           $11,661               $11,565                      $11,447
                           $11,313               $11,230                      $11,061
                           $11,530               $11,257                      $11,205
                           $11,728               $11,559                      $11,456
                           $11,763               $11,444                      $11,410
                           $12,254               $11,902                      $11,946
Dec 31, 1996               $12,442               $11,752                      $12,052
                           $12,448               $11,343                      $12,068
                           $12,595               $11,531                      $12,286
                           $12,641               $11,576                      $12,352
                           $12,728               $11,640                      $12,406
                           $13,343               $12,401                      $13,106
                           $13,866               $13,087                      $13,735
                           $14,228               $13,302                      $14,176
                           $13,310               $12,311                      $13,154
                           $14,119               $13,003                      $13,998
                           $13,048               $12,007                      $12,936
                           $12,962               $11,887                      $12,827
Dec 31, 1997               $12,999               $11,994                      $12,927
                           $13,249               $12,545                      $13,240
                           $13,988               $13,353                      $14,080
                           $14,565               $13,767                      $14,845
                           $14,664               $13,879                      $15,074
                           $14,314               $13,815                      $15,104
                           $14,045               $13,922                      $14,972
                           $14,061               $14,067                      $15,201
                           $12,015               $12,327                      $13,014
                           $11,868               $11,952                      $12,609
                           $13,038               $13,202                      $13,536
                           $13,556               $13,881                      $14,214
Dec 31, 1998               $13,644               $14,432                      $14,564
                           $13,445               $14,393                      $14,653
                           $13,298               $14,053                      $14,276
                           $13,896               $14,643                      $14,752
                           $14,548               $15,240                      $15,439
                           $14,003               $14,458                      $14,865
                           $14,721               $15,025                      $15,569
                           $15,239               $15,475                      $15,916
                           $15,479               $15,535                      $16,042
                           $15,638               $15,695                      $16,093
                           $16,170               $16,287                      $16,655
                           $17,021               $16,856                      $17,876
Dec 31, 1999               $18,965               $18,372                      $20,073
                           $17,849               $17,208                      $18,899
                           $18,455               $17,674                      $20,146
                           $18,952               $18,363                      $20,198
                           $18,069               $17,400                      $18,918
                           $17,601               $16,978                      $18,398
                           $18,373               $17,646                      $19,249
                           $17,711               $16,910                      $18,626
                           $17,987               $17,060                      $18,940
                           $16,843               $16,233                      $17,836
                           $16,305               $15,853                      $17,230
                           $15,713               $15,262                      $16,503
Dec 31, 2000               $16,138               $15,808                      $17,118
                           $16,289               $15,800                      $17,219
                           $15,130               $14,617                      $16,010
                           $14,093               $13,649                      $14,885
                           $15,130               $14,606                      $15,790
                           $14,589               $14,102                      $15,408
                           $14,033               $13,531                      $14,974
                           $13,626               $13,286                      $14,584
                           $13,311               $12,952                      $14,292
                           $11,822               $11,643                      $12,735
                           $12,178               $11,941                      $13,080
                           $12,681               $12,382                      $13,568
Dec 31, 2001               $12,885               $12,456                      $13,810

Source for Benchmark Returns: Ibbotson Associates

         VANTAGEPOINT INTERNATIONAL FUND
         AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED DECEMBER 31, 2001

         One Year                    -20.2%
         Three Years                  -1.9%
         Five Years                    0.7%
         Since Inception               3.6%

         Fund Inception Date        October 1, 1994
         Fund Registration Date     March 1, 1999

         Past performance does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. All returns reflect reinvested dividends.

         The market index shown above is unmanaged and does not reflect the costs of portfolio management or trading. The Fund's portfolio may differ significantly from the securities in the market index. The Lipper index measures the performance of a group of mutual funds with similar objectives.

*PERFORMANCE INFORMATION FOR PERIODS PRIOR TO MARCH 1, 1999 REPRESENTS THE
 PERFORMANCE OF THE FUND PRIOR TO ITS SEC REGISTRATION.

VANTAGEPOINT INDEX FUNDS

The U.S. bond market in 2001 was the highlight of the capital markets for the second consecutive year. Bond prices moved higher as interest rates declined and investors sought safety. The Vantagepoint Core Bond Index Fund (Class II shares) rose 8.7%. The Fund tracked the Lehman Brothers Government/Credit Index, which rose 8.5%. Effective January 2002, the Fund now tracks the Lehman Brothers Aggregate Bond Index, which offers broader bond market exposure.

Stocks were another story, stumbling for the second consecutive year. The major indexes moved down through much of the year and produced negative returns despite second and fourth quarter rallies. Stocks were driven lower by weak earnings growth, economic concerns, and the September 11 terrorist attacks.

The Vantagepoint 500 Stock Index Fund (Class II shares) fell 12.2%. The Fund tracks the S&P 500 Index, which dropped 11.9%. The Vantagepoint Broad Market Index Fund (Class II shares) fell 11.7%. The Fund tracks the Wilshire 5000 Index, which declined 11.0%. The Wilshire 5000 comprises all U.S. - headquartered equity securities.

The Vantagepoint Mid/Small Company Index Fund (Class II shares) fell 9.7%. The Fund tracks the Wilshire 4500 Index, which declined 9.3% in 2001. The Wilshire 4500 Index measures the performance of small- and mid-sized companies.

U.S. economic woes spread to international markets in 2001. European and Asian growth slowed as U.S. companies decreased purchases to reduce existing inventory. The MSCI Europe, Australasia, Far East Index (EAFE) dropped 21.2%, composed of -16.0% from stock price decline and -5.2% from currency decline. The Vantagepoint Overseas Equity Index Fund (Class II shares) declined 21.6%.

Each Vantagepoint Index Fund invests in a portfolio managed by BARCLAYS GLOBAL FUND ADVISORS, INC., the world's largest index manager. The portfolio management approach is designed to match benchmark performance and minimize transaction costs.

VANTAGEPOINT CORE BOND INDEX FUND

[CHART OF VANTAGEPOINT CORE BOND INDEX FUND CLASS I VS. LEHMAN BROTHERS GOVERNMENT/CREDIT INDEX: GROWTH OF $10,000 INVESTED MARCH 1, 1999]

                  VANTAGEPOINT CORE BOND     LEHMAN BROTHERS GOVERNMENT/CREDIT INDEX
                  INDEX FUND CLASS I         (NO FEES OR EXPENSES)
Mar 1, 1999                      $10,000                                     $10,000
                                 $10,049                                     $10,050
                                 $10,056                                     $10,075
                                 $ 9,938                                     $ 9,971
Jun 30, 1999                     $ 9,896                                     $ 9,940
                                 $ 9,871                                     $ 9,913
                                 $ 9,858                                     $ 9,905
                                 $ 9,955                                     $ 9,994
                                 $ 9,971                                     $10,020
                                 $ 9,969                                     $10,014
Dec 31, 1999                     $ 9,895                                     $ 9,953
                                 $ 9,878                                     $ 9,950
                                 $10,005                                     $10,074
                                 $10,145                                     $10,219
                                 $10,088                                     $10,169
                                 $10,061                                     $10,160
Jun 30, 2000                     $10,265                                     $10,367
                                 $10,370                                     $10,477
                                 $10,516                                     $10,625
                                 $10,557                                     $10,665
                                 $10,628                                     $10,732
                                 $10,804                                     $10,916
Dec 31, 2000                     $11,026                                     $11,131
                                 $11,196                                     $11,318
                                 $11,315                                     $11,435
                                 $11,362                                     $11,487
                                 $11,279                                     $11,401
                                 $11,342                                     $11,467
Jun 30, 2001                     $11,385                                     $11,522
                                 $11,677                                     $11,809
                                 $11,818                                     $11,960
                                 $11,941                                     $12,070
                                 $12,250                                     $12,377
                                 $12,046                                     $12,174
Dec 31, 2001                     $11,965                                     $12,078

Source for Benchmark Returns: Ibbotson Associates

[CHART OF VANTAGEPOINT CORE BOND INDEX FUND CLASS II VS. LEHMAN BROTHERS GOVERNMENT/CREDIT INDEX: GROWTH OF $10,000 INVESTED APRIL 5, 1999]

                  VANTAGEPOINT CORE BOND     LEHMAN BROTHERS GOVERNMENT/CREDIT INDEX
                  INDEX FUND CLASS II        (NO FEES OR EXPENSES)
Apr 5, 1999                      $10,000                                     $10,000
                                 $10,033                                     $10,025
                                 $ 9,914                                     $ 9,922
Jun 30, 1999                     $ 9,877                                     $ 9,891
                                 $ 9,856                                     $ 9,863
                                 $ 9,845                                     $ 9,855
                                 $ 9,935                                     $ 9,944
                                 $ 9,956                                     $ 9,970
                                 $ 9,949                                     $ 9,964
Dec 31, 1999                     $ 9,881                                     $ 9,903
                                 $ 9,876                                     $ 9,900
                                 $ 9,994                                     $10,024
                                 $10,135                                     $10,168
                                 $10,079                                     $10,118
                                 $10,065                                     $10,109
Jun 30, 2000                     $10,270                                     $10,316
                                 $10,366                                     $10,425
                                 $10,513                                     $10,572
                                 $10,556                                     $10,612
                                 $10,628                                     $10,679
                                 $10,817                                     $10,862
Dec 31, 2000                     $11,040                                     $11,076
                                 $11,212                                     $11,262
                                 $11,332                                     $11,378
                                 $11,381                                     $11,430
                                 $11,289                                     $11,344
                                 $11,353                                     $11,410
Jun 30, 2001                     $11,410                                     $11,465
                                 $11,692                                     $11,750
                                 $11,846                                     $11,901
                                 $11,972                                     $12,010
                                 $12,282                                     $12,315
                                 $12,081                                     $12,113
Dec 31, 2001                     $12,001                                     $12,018

Source for Benchmark Returns: Ibbotson Associates

         VANTAGEPOINT CORE BOND INDEX FUND
         AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED DECEMBER 31, 2001

                                  CLASS I SHARES           CLASS II SHARES
         One Year                      8.5%                     8.7%
         Three Year                    5.5%                     5.7%
         Since Inception               7.1%                     7.3%

         Inception Date           June 2, 1997             June 2, 1997
         Offering Date            March 1, 1999            April 5, 1999

         Prior to March 1, 1999, the Fund existed as an unregistered commingled fund.

         Past performance does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. All returns reflect reinvested dividends.

         The market index shown above is unmanaged and does not reflect the costs of portfolio management or trading.

VANTAGEPOINT 500 STOCK INDEX FUND

[CHART OF VANTAGEPOINT 500 STOCK INDEX FUND CLASS I VS. S&P 500 Index:
Growth of $10,000 Invested March 1, 1999]

               VANTAGEPOINT 500 STOCK   STANDARD & POOR'S 500 INDEX
                   INDEX FUND CLASS I  (NO FEES OR EXPENSES)
Mar 1, 1999                   $10,000                       $10,000
                              $10,400                       $10,400
                              $10,790                       $10,803
                              $10,530                       $10,548
Jun 30, 1999                  $11,110                       $11,133
                              $10,760                       $10,786
                              $10,710                       $10,732
                              $10,410                       $10,438
                              $11,070                       $11,099
                              $11,290                       $11,324
Dec 31, 1999                  $11,952                       $11,991
                              $11,347                       $11,389
                              $11,125                       $11,173
                              $12,204                       $12,266
                              $11,831                       $11,897
                              $11,589                       $11,653
Jun 30, 2000                  $11,861                       $11,940
                              $11,680                       $11,754
                              $12,396                       $12,484
                              $11,740                       $11,825
                              $11,680                       $11,775
                              $10,762                       $10,846
Dec 31, 2000                  $10,804                       $10,899
                              $11,187                       $11,286
                              $10,162                       $10,257
                              $ 9,509                       $ 9,607
                              $10,245                       $10,354
                              $10,317                       $10,423
Jun 30, 2001                  $10,058                       $10,170
                              $ 9,955                       $10,069
                              $ 9,323                       $ 9,439
                              $ 8,567                       $ 8,677
                              $ 8,733                       $ 8,842
                              $ 9,392                       $ 9,521
Dec 31, 2001                  $ 9,476                       $ 9,604

Source for Benchmark Returns: Ibbotson Associates

[CHART OF VANTAGEPOINT 500 STOCK INDEX FUND CLASS II VS. S&P 500 Index:
Growth of $10,000 Invested April 5, 1999]

               VANTAGEPOINT 500 STOCK   STANDARD & POOR'S 500
               INDEX FUND CLASS II      STOCK INDEX (NO FEES OR EXPENSES)
Apr 5, 1999                   $10,000                            $10,000
Apr 30, 1999                  $10,320                            $10,387
                              $10,080                            $10,142
Jun 30, 1999                  $10,640                            $10,705
                              $10,300                            $10,371
                              $10,250                            $10,319
                              $ 9,970                            $10,037
                              $10,600                            $10,672
                              $10,810                            $10,889
Dec 31, 1999                  $11,443                            $11,530
                              $10,867                            $10,951
                              $10,655                            $10,743
                              $11,696                            $11,794
                              $11,342                            $11,440
                              $11,110                            $11,205
Jun 30, 2000                  $11,373                            $11,481
                              $11,201                            $11,302
                              $11,888                            $12,003
                              $11,262                            $11,370
                              $11,211                            $11,322
                              $10,321                            $10,429
Dec 31, 2000                  $10,372                            $10,480
                              $10,737                            $10,852
                              $ 9,757                            $ 9,862
                              $ 9,132                            $ 9,238
                              $ 9,841                            $ 9,956
                              $ 9,903                            $10,022
Jun 30, 2001                  $ 9,663                            $ 9,778
                              $ 9,559                            $ 9,682
                              $ 8,965                            $ 9,076
                              $ 8,235                            $ 8,343
                              $ 8,391                            $ 8,502
                              $ 9,036                            $ 9,154
Dec 31, 2001                  $ 9,110                            $ 9,235

Source for Benchmark Returns: Ibbotson Associates

         VANTAGEPOINT 500 STOCK INDEX FUND
         AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED DECEMBER 31, 2001

                                  CLASS I SHARES           CLASS II SHARES
         One Year                    -12.3%                   -12.2%
         Three Year                   -1.5%                    -1.3%
         Since Inception               7.9%                     8.1%

         Inception Date           June 2, 1997             June 2, 1997
         Offering Date            March 1, 1999            April 5, 1999

         Prior to March 1, 1999, the Fund existed as an unregistered commingled fund.

         Past performance does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. All returns reflect reinvested dividends.

         The market index shown above is unmanaged and does not reflect the costs of portfolio management or trading.

VANTAGEPOINT BROAD MARKET INDEX FUND

[CHART OF VANTAGEPOINT BROAD MARKET INDEX FUND CLASS I VS. WILSHIRE 5000 INDEX:
GROWTH OF $10,000 INVESTED MARCH 1, 1999]

                  VANTAGEPOINT BROAD MARKET   WILSHIRE 5000 INDEX
                  INDEX FUND CLASS I          (NO FEES OR EXPENSES)
Mar 1, 1999                         $10,000                $10,000
                                    $10,390                $10,386
                                    $10,880                $10,884
                                    $10,660                $10,645
Jun 30, 1999                        $11,220                $11,197
                                    $10,870                $10,838
                                    $10,770                $10,737
                                    $10,510                $10,456
                                    $11,150                $11,121
                                    $11,520                $11,493
Dec 31, 1999                        $12,407                $12,366
                                    $11,888                $11,853
                                    $12,173                $12,118
                                    $12,904                $12,838
                                    $12,224                $12,169
                                    $11,817                $11,744
Jun 30, 2000                        $12,356                $12,262
                                    $12,132                $12,012
                                    $13,016                $12,884
                                    $12,356                $12,283
                                    $12,081                $12,022
                                    $10,882                $10,826
Dec 31, 2000                        $11,069                $11,019
                                    $11,494                $11,441
                                    $10,373                $10,356
                                    $ 9,644                $ 9,659
                                    $10,449                $10,454
                                    $10,547                $10,558
Jun 30, 2001                        $10,362                $10,381
                                    $10,177                $10,209
                                    $ 9,567                $ 9,591
                                    $ 8,686                $ 8,730
                                    $ 8,902                $ 8,952
                                    $ 9,590                $ 9,637
Dec 31, 2001                        $ 9,756                $ 9,810

Source for Benchmark Returns: Ibbotson Associates, Inc.

[CHART OF VANTAGEPOINT BROAD MARKET INDEX FUND CLASS II VS. WILSHIRE 5000 INDEX:
GROWTH OF $10,000 INVESTED APRIL 5, 1999]

                  VANTAGEPOINT BROAD MARKET   WILSHIRE 5000 INDEX
                  INDEX FUND CLASS II         (NO FEES OR EXPENSES)
Apr 5, 1999                         $10,000                $10,000
                                    $10,410                $10,479
                                    $10,210                $10,250
Jun 30, 1999                        $10,750                $10,780
                                    $10,410                $10,435
                                    $10,320                $10,338
                                    $10,070                $10,067
                                    $10,690                $10,708
                                    $11,040                $11,066
Dec 31, 1999                        $11,901                $11,907
                                    $11,402                $11,412
                                    $11,677                $11,668
                                    $12,380                $12,361
                                    $11,728                $11,717
                                    $11,341                $11,308
Jun 30, 2000                        $11,850                $11,806
                                    $11,646                $11,566
                                    $12,492                $12,405
                                    $11,870                $11,826
                                    $11,595                $11,575
                                    $10,454                $10,424
Dec 31, 2000                        $10,628                $10,609
                                    $11,046                $11,016
                                    $ 9,958                $ 9,971
                                    $ 9,265                $ 9,300
                                    $10,046                $10,065
                                    $10,134                $10,165
Jun 30, 2001                        $ 9,958                $ 9,995
                                    $ 9,782                $ 9,830
                                    $ 9,199                $ 9,235
                                    $ 8,353                $ 8,405
                                    $ 8,562                $ 8,619
                                    $ 9,225                $ 9,278
Dec 31, 2001                        $ 9,382                $ 9,445

Source for Benchmark Returns: Ibbotson Associates, Inc.

         VANTAGEPOINT BROAD MARKET INDEX FUND
         AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED DECEMBER 31, 2001

                                  CLASS I SHARES            CLASS II SHARES
         One Year                    -11.9%                   -11.7%
         Three Years                  -1.0%                    -0.8%
         Five Years                    9.3%                     9.5%
         Ten Years                    11.5%                    11.8%

         Inception Date           November 1, 1988         November 1, 1988
         Offering Date              March 1, 1999            April 5, 1999

         Prior to March 1, 1999, the Fund existed as an unregistered commingled fund.

         Past performance does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. All returns reflect reinvested dividends.

         The market index shown above is unmanaged and does not reflect the costs of portfolio management or trading.

VANTAGEPOINT MID/SMALL COMPANY INDEX FUND

[CHART OF VANTAGEPOINT MID/SMALL COMPANY INDEX FUND CLASS I VS. WILSHIRE 4500
INDEX: GROWTH OF $10,000 INVESTED MARCH 1, 1999]

                 VANTAGEPOINT MID/SMALL    WILSHIRE 4500 INDEX
                 INDEX FUND CLASS I        (NO FEES OR EXPENSES)
Mar 1, 1999                     $10,000                 $10,000
                                $10,370                 $10,390
                                $11,190                 $11,219
                                $11,140                 $11,122
Jun 30, 1999                    $11,610                 $11,589
                                $11,230                 $11,238
                                $10,980                 $10,959
                                $10,870                 $10,874
                                $11,430                 $11,430
                                $12,370                 $12,394
Dec 31, 1999                    $14,090                 $14,102
                                $13,888                 $13,933
                                $16,024                 $16,101
                                $15,457                 $15,505
                                $13,655                 $13,640
                                $12,663                 $12,633
Jun 30, 2000                    $14,191                 $14,151
                                $13,817                 $13,749
                                $15,345                 $15,283
                                $14,718                 $14,661
                                $13,534                 $13,463
                                $11,266                 $11,172
Dec 31, 2000                    $11,990                 $11,879
                                $12,626                 $12,525
                                $11,093                 $11,003
                                $10,061                 $ 9,993
                                $11,125                 $11,050
                                $11,375                 $11,312
Jun 30, 2001                    $11,500                 $11,403
                                $10,958                 $10,876
                                $10,416                 $10,347
                                $ 9,050                 $ 9,016
                                $ 9,512                 $ 9,489
                                $10,263                 $10,226
Dec 31, 2001                    $10,803                 $10,774

Source for Benchmark Returns: Ibbotson Associates, Inc.

[CHART OF VANTAGEPOINT MID/SMALL COMPANY INDEX FUND CLASS II VS. WILSHIRE 4500
INDEX: GROWTH OF $10,000 INVESTED APRIL 5, 1999]

                 VANTAGEPOINT MID/SMALL    WILSHIRE 4500 INDEX
                 INDEX FUND CLASS II       (NO FEES OR EXPENSES)
Apr 5, 1999                     $10,000                 $10,000
                                $10,760                 $10,798
                                $10,720                 $10,704
Jun 30, 1999                    $11,170                 $11,154
                                $10,810                 $10,816
                                $10,560                 $10,547
                                $10,460                 $10,465
                                $11,000                 $11,000
                                $11,910                 $11,929
Dec 31, 1999                    $13,564                 $13,572
                                $13,371                 $13,410
                                $15,430                 $15,496
                                $14,883                 $14,923
                                $13,158                 $13,128
                                $12,194                 $12,159
Jun 30, 2000                    $13,675                 $13,619
                                $13,320                 $13,232
                                $14,791                 $14,709
                                $14,183                 $14,110
                                $13,057                 $12,958
                                $10,865                 $10,752
Dec 31, 2000                    $11,563                 $11,433
                                $12,182                 $12,055
                                $10,702                 $10,590
                                $ 9,705                 $ 9,618
                                $10,734                 $10,635
                                $10,975                 $10,887
Jun 30, 2001                    $11,101                 $10,975
                                $10,587                 $10,467
                                $10,062                 $ 9,958
                                $ 8,751                 $ 8,678
                                $ 9,186                 $ 9,133
                                $ 9,923                 $ 9,842
Dec 31, 2001                    $10,447                 $10,370

Source for Benchmark Returns: Ibbotson Associates, Inc.

         VANTAGEPOINT MID/SMALL COMPANY INDEX FUND
         AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED DECEMBER 31, 2001

                                  CLASS I SHARES           CLASS II SHARES
         One Year                     -9.9%                    -9.7%
         Three Year                    0.7%                     0.9%
         Since Inception               5.8%                     6.0%

         Inception Date           June 2, 1997             June 2, 1997
         Offering Date            March 1, 1999            April 5, 1999

         Prior to March 1, 1999, the Fund existed as an unregistered commingled fund.

         Past performance does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. All returns reflect reinvested dividends.

         The market index shown above is unmanaged and does not reflect the costs of portfolio management or trading.

VANTAGEPOINT OVERSEAS EQUITY INDEX FUND

[CHART OF VANTAGEPOINT OVERSEAS EQUITY INDEX FUND CLASS I VS. MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALASIA, FAR EAST FREE INDEX: GROWTH OF $10,000 INVESTED MARCH 1, 1999]

                                                    MSCI EAFE
                     VANTAGEPOINT                   FREE INDEX
                     OVERSEAS EQUITY                (NO FEES
                     INDEX FUND CLASS I             OR EXPENSES)
Mar 1, 1999                     $10,000                 $10,000
Mar 31, 1999                    $10,420                 $10,415
                                $10,840                 $10,843
                                $10,270                 $10,279
Jun 30, 1999                    $10,650                 $10,678
                                $10,950                 $10,998
                                $11,000                 $11,038
Sep 30, 1999                    $11,100                 $11,151
                                $11,520                 $11,571
                                $11,920                 $11,975
Dec 31, 1999                    $13,003                 $13,052
                                $12,075                 $12,225
                                $12,371                 $12,556
Mar 31, 2000                    $12,850                 $13,045
                                $12,157                 $12,361
                                $11,963                 $12,062
Jun 30, 2000                    $12,330                 $12,536
                                $11,831                 $12,013
                                $11,922                 $12,120
Sep 30, 2000                    $11,351                 $11,532
                                $11,096                 $11,262
                                $10,658                 $10,842
Dec 31, 2000                    $11,025                 $11,230
                                $11,025                 $11,225
                                $10,176                 $10,384
Mar 31, 2001                    $ 9,501                 $ 9,696
                                $10,154                 $10,376
                                $ 9,795                 $10,019
Jun 30, 2001                    $ 9,392                 $ 9,613
                                $ 9,218                 $ 9,438
                                $ 8,978                 $ 9,201
Sep 30, 2001                    $ 8,130                 $ 8,271
                                $ 8,281                 $ 8,483
                                $ 8,580                 $ 8,796
Dec 31, 2001                    $ 8,625                 $ 8,849

Source for Benchmark Returns: Ibbotson Associates

[CHART OF VANTAGEPOINT OVERSEAS EQUITY INDEX FUND CLASS II VS. MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE AUSTRALASIA AND FAR EAST FREE INDEX: GROWTH OF $10,000 INVESTED APRIL 5, 1999]

                                                    MSCI EAFE
                     VANTAGEPOINT                   FREE INDEX
                     OVERSEAS EQUITY                (NO FEES
                     INDEX FUND CLASS II            OR EXPENSES)
Apr 5, 1999                     $10,000                 $10,000
                                $10,380                 $10,411
                                $ 9,840                 $ 9,870
Jun 30, 1999                    $10,200                 $10,252
                                $10,500                 $10,559
                                $10,530                 $10,598
                                $10,630                 $10,707
                                $11,030                 $11,109
                                $11,410                 $11,497
Dec 31, 1999                    $12,459                 $12,531
                                $11,570                 $11,737
                                $11,856                 $12,055
                                $12,316                 $12,525
                                $11,662                 $11,868
                                $11,468                 $11,581
Jun 30, 2000                    $11,826                 $12,036
                                $11,345                 $11,534
                                $11,437                 $11,637
                                $10,896                 $11,072
                                $10,640                 $10,813
                                $10,221                 $10,410
Dec 31, 2000                    $10,588                 $10,782
                                $10,588                 $10,777
                                $ 9,776                 $ 9,970
                                $ 9,127                 $ 9,310
                                $ 9,754                 $ 9,963
                                $ 9,413                 $ 9,619
Jun 30, 2001                    $ 9,018                 $ 9,229
                                $ 8,853                 $ 9,062
                                $ 8,633                 $ 8,834
                                $ 7,765                 $ 7,942
                                $ 7,957                 $ 8,145
                                $ 8,249                 $ 8,445
Dec 31, 2001                    $ 8,305                 $ 8,496

Source for Benchmark Returns: Ibbotson Associates

         VANTAGEPOINT OVERSEAS EQUITY INDEX FUND
         AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED DECEMBER 31, 2001

                                  CLASS I SHARES           CLASS II SHARES
         One Year                    -21.8%                   -21.6%
         Three Year                   -5.7%                    -5.5%
         Since Inception              -1.0%                    -0.7%

         Inception Date           June 2, 1997             June 2, 1997
         Offering Date            March 1, 1999            April 5, 1999

         Prior to March 1, 1999, the Fund existed as an unregistered commingled fund.

         Past performance does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. All returns reflect reinvested dividends.

         The market index shown above is unmanaged and does not reflect the costs of portfolio management or trading.

VANTAGEPOINT SAVINGS ORIENTED FUND

The Savings Oriented Fund is designed to pursue conservation of principal, reasonable current income, and modest profits without undue risk. It attempts to achieve those objectives by emphasizing stable value and fixed income (bond) investments (75 percent) with the remainder invested in Funds featuring holdings in larger company stocks (20 percent), and international equities (5 percent). This Fund may be a suitable option for conservative investors who seek a diversified portfolio. Its 25 percent investment in equity securities offers some growth potential as well as inflation protection.

PERFORMANCE

The Vantagepoint Savings Oriented Fund returned 2.8% for the year, outperforming the 0.1% earned by its custom composite benchmark.

COMMENTARY

The Fund invests in five other Vantagepoint Funds: the Vantagepoint Income Preservation Fund (65 percent), the Vantagepoint US Government Securities Fund (10 percent), the Vantagepoint Equity Income Fund (10 percent), the Vantagepoint Growth & Income Fund (10 percent) and the Vantagepoint International Fund (5 percent).

The Fund generated positive performance from its allocation to stable value, fixed income, and income generating equity securities. The Vantagepoint Income Preservation Fund, the Vantagepoint US Government Securities Fund and the Vantagepoint Equity Income Fund positively contributed to the Fund's total return.

The Fund's investments in the Vantagepoint Growth & Income Fund and the Vantagepoint International Fund each posted negative returns for the year because of growth-oriented securities held within those diversified funds.

[CHART OF VANTAGEPOINT SAVINGS ORIENTED FUND VS. BLENDED BENCHMARK AND LEHMAN BROTHERS GOVERNMENT/CREDIT INDEX: GROWTH OF $10,000 INVESTED DECEMBER 4, 2000]

                                              BLENDED BENCHMARK:
                                              65% 30-DAY T-BILL/10%
                                              LEHMAN GOVERNMENT/CREDIT/20%      LEHMAN BROTHERS
                     VANTAGEPOINT SAVINGS     WILSHIRE 5000/5%                  GOVERNMENT/CREDIT INDEX
                     ORIENTED FUND            MSCI EAFE (NO FEES OR EXPENSES)   (NO FEES OR EXPENSES)
Dec 4, 2000                       $10,000                            $10,000                    $10,000
Dec 31, 2000                      $10,146                            $10,106                    $10,197
                                  $10,235                            $10,236                    $10,368
                                  $10,166                            $10,039                    $10,475
Mar 31, 2001                      $10,097                            $ 9,902                    $10,523
                                  $10,267                            $10,118                    $10,444
                                  $10,332                            $10,147                    $10,505
Jun 30, 2001                      $10,304                            $10,116                    $10,555
                                  $10,344                            $10,119                    $10,818
                                  $10,292                            $10,017                    $10,957
Sep 30, 2001                      $10,105                            $ 9,813                    $11,057
                                  $10,190                            $ 9,915                    $11,338
                                  $10,354                            $10,080                    $11,152
Dec 31, 2001                      $10,431                            $10,120                    $11,064

Source for Benchmark Returns: Ibbotson Associates

PRIOR TO DECEMBER 4, 2000, THE FUND WAS NOT REGISTERED AS A MUTUAL FUND UNDER THE INVESTMENT COMPANY ACT OF 1940, AND THEREFORE WAS NOT SUBJECT TO CERTAIN EXPENSES AND INVESTMENT RESTRICTIONS THAT MAY HAVE AFFECTED PERFORMANCE. PRIOR TO REGISTRATION, THE FUND EXISTED AS AN UNREGISTERED COMMINGLED FUND. PRE-REGISTRATION PERFORMANCE IS SHOWN BELOW TO PROVIDE INVESTORS WITH AN ILLUSTRATION OF LONG-TERM PERFORMANCE AND THE RISKS OF INVESTING IN THE FUND.

[CHART OF VANTAGEPOINT SAVINGS ORIENTED FUND VS. BLENDED BENCHMARK AND LEHMAN BROTHERS GOVERNMENT/CREDIT INDEX: GROWTH OF $10,000 INVESTED FEBRUARY 9, 1995]

                                                BLENDED BENCHMARK:
                                                65% 30-DAY T-BILL/10% LEHMAN
                                                BROTHERS GOVERNMENT/CREDIT/20%   LEHMAN BROTHERS
                    VANTAGEPOINT                WILSHIRE 5000/5% MSCI EAFE       GOVERNMENT/CREDIT
                    SAVINGS ORIENTED FUND       (NO FEES OR EXPENSES)            INDEX (NO FEES OR EXPENSES)
Feb 9, 1995                       $10,000                              $10,000                       $10,000
                                  $10,033                              $10,127                       $10,232
                                  $10,085                              $10,250                       $10,301
                                  $10,208                              $10,364                       $10,444
                                  $10,370                              $10,508                       $10,881
                                  $10,413                              $10,606                       $10,968
                                  $10,516                              $10,754                       $10,926
                                  $10,588                              $10,801                       $11,065
                                  $10,741                              $10,935                       $11,178
                                  $10,774                              $10,948                       $11,343
                                  $10,927                              $11,104                       $11,530
Dec 31, 1995                      $11,070                              $11,215                       $11,699
                                  $11,183                              $11,315                       $11,772
                                  $11,206                              $11,362                       $11,522
                                  $11,249                              $11,418                       $11,425
                                  $11,292                              $11,518                       $11,347
                                  $11,375                              $11,600                       $11,327
                                  $11,459                              $11,630                       $11,479
                                  $11,411                              $11,524                       $11,506
                                  $11,494                              $11,627                       $11,478
                                  $11,658                              $11,820                       $11,682
                                  $11,792                              $11,908                       $11,954
                                  $12,026                              $12,143                       $12,174
Dec 31, 1996                      $12,039                              $12,131                       $12,039
                                  $12,183                              $12,277                       $12,054
                                  $12,296                              $12,319                       $12,079
                                  $12,239                              $12,232                       $11,935
                                  $12,373                              $12,394                       $12,110
                                  $12,598                              $12,662                       $12,222
                                  $12,772                              $12,859                       $12,369
                                  $12,997                              $13,142                       $12,747
                                  $12,889                              $13,015                       $12,605
                                  $13,145                              $13,263                       $12,802
                                  $13,118                              $13,181                       $13,007
                                  $13,292                              $13,302                       $13,076
Dec 31, 1997                      $13,447                              $13,412                       $13,213
                                  $13,521                              $13,514                       $13,400
                                  $13,716                              $13,786                       $13,373
                                  $13,921                              $13,985                       $13,414
                                  $13,945                              $14,070                       $13,482
                                  $13,928                              $14,043                       $13,626
                                  $14,023                              $14,199                       $13,765
                                  $14,026                              $14,182                       $13,776
                                  $13,727                              $13,720                       $14,044
                                  $14,013                              $13,959                       $14,446
                                  $14,320                              $14,259                       $14,343
                                  $14,516                              $14,512                       $14,430
Dec 31, 1998                      $14,681                              $14,765                       $14,464
                                  $14,715                              $14,916                       $14,567
                                  $14,638                              $14,790                       $14,220
                                  $14,783                              $14,983                       $14,291
                                  $15,023                              $15,197                       $14,327
                                  $14,990                              $15,110                       $14,179
                                  $15,169                              $15,330                       $14,135
                                  $15,166                              $15,288                       $14,096
                                  $15,122                              $15,300                       $14,085
                                  $15,069                              $15,280                       $14,211
                                  $15,237                              $15,546                       $14,248
                                  $15,285                              $15,713                       $14,240
Dec 31, 1999                      $15,403                              $16,057                       $14,153
                                  $15,248                              $15,916                       $14,149
                                  $15,144                              $16,073                       $14,326
                                  $15,585                              $16,367                       $14,532
                                  $15,612                              $16,195                       $14,461
                                  $15,771                              $16,113                       $14,448
                                  $15,737                              $16,362                       $14,742
                                  $15,835                              $16,329                       $14,899
                                  $16,084                              $16,650                       $15,109
                                  $16,091                              $16,516                       $15,166
                                  $16,198                              $16,497                       $15,262
                                  $16,135                              $16,221                       $15,523
Dec 31, 2000                      $16,370                              $16,393                       $15,828
                                  $16,514                              $16,603                       $16,094
                                  $16,403                              $16,283                       $16,260
                                  $16,292                              $16,062                       $16,335
                                  $16,566                              $16,411                       $16,212
                                  $16,670                              $16,460                       $16,306
                                  $16,624                              $16,409                       $16,385
                                  $16,690                              $16,413                       $16,793
                                  $16,605                              $16,248                       $17,008
                                  $16,305                              $15,918                       $17,164
                                  $16,441                              $16,083                       $17,600
                                  $16,706                              $16,351                       $17,311
Dec 31, 2001                      $16,831                              $16,415                       $17,175

Source for Benchmark Returns: Ibbotson Associates

         VANTAGEPOINT SAVINGS ORIENTED FUND
         AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED DECEMBER 31, 2001

         One Year                      2.8%
         Three Years                   4.7%
         Five Years                    7.0%
         Since Inception               7.9%

         Fund Inception Date           February 9, 1995
         Fund Registration Date        December 4, 2000

         Past performance does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. All returns reflect reinvested dividends.

         The blended benchmark shown above is unmanaged and does not reflect the costs of portfolio management or trading. The Fund's portfolio may differ significantly from the securities in the market index.

*PERFORMANCE INFORMATION FOR PERIODS PRIOR TO DECEMBER 4, 2000 REPRESENTS THE
 PERFORMANCE OF THE FUND PRIOR TO ITS SEC REGISTRATION.

VANTAGEPOINT CONSERVATIVE GROWTH FUND

The Conservative Growth Fund has a moderately conservative asset allocation favoring current income with the potential for growth. It attempts to accomplish this by distributing assets between fixed income (60 percent) and equity (40 percent) investments. This Fund may be suitable for investors seeking a conservative balance between principal preservation and growth. Its 40 percent allocation to equity securities offers the potential for modest capital growth.

PERFORMANCE

The Vantagepoint Conservative Growth Fund returned 0.1% for the year, outperforming the -2.0% return posted by its custom composite benchmark.

COMMENTARY

The Fund invests in seven other Vantagepoint Funds: the Vantagepoint Income Preservation Fund (50 percent), the Vantagepoint Core Bond Index Fund (10 percent), the Vantagepoint Equity Income Fund (10 percent), the Vantagepoint Growth & Income Fund (10 percent), the Vantagepoint Growth Fund (10 percent), the Vantagepoint Aggressive Opportunities Fund (5 percent) and the Vantagepoint International Fund (5 percent).

Fixed income and income generating equity securities were the places to be invested in 2001. The Fund received positive return contributions from the Vantagepoint Income Preservation Fund, the Vantagepoint Core Bond Index Fund, and the Vantagepoint Equity Income Fund.

The Fund's more growth-oriented holdings detracted from performance. The Vantagepoint Growth & Income Fund, the Vantagepoint Growth Fund, the Vantagepoint Aggressive Opportunities Fund, and the Vantagepoint International Fund all posted negative returns.

[CHART OF VANTAGEPOINT CONSERVATIVE GROWTH FUND VS. BLENDED BENCHMARK, LEHMAN BROTHERS GOVERNMENT/CREDIT INDEX AND WILSHIRE 5000 INDEX: GROWTH OF $10,000 INVESTED DECEMBER 4, 2000]

                                       BLENDED BENCHMARK:
                                       50% 30-DAY T-BILL/
                                       10% LEHMAN BROTHERS
                                       GOVERNMENT/CREDIT/     LEHMAN BROTHERS
                         VANTAGEPOINT  35% WILSHIRE 5000/     GOVERNMENT/
                         CONSERVATIVE  5% MSCI EAFE           CREDIT INDEX          WILSHIRE 5000 INDEX
                          GROWTH FUND  (NO FEES OR EXPENSES)  (NO FEES OR EXPENSES) (NO FEES OR EXPENSES)
Dec 4, 2000                   $10,000                $10,000               $10,000               $10,000
Dec 31, 2000                  $10,219                $10,125               $10,197               $10,178
                              $10,388                $10,305               $10,368               $10,568
                              $10,096                $ 9,954               $10,475               $ 9,566
Mar 31, 2001                  $ 9,869                $ 9,712               $10,523               $ 8,922
                              $10,224                $10,038               $10,444               $ 9,656
                              $10,285                $10,077               $10,505               $ 9,752
Jun 30, 2001                  $10,244                $10,017               $10,555               $ 9,589
                              $10,211                $ 9,990               $10,818               $ 9,430
                              $10,030                $ 9,794               $10,957               $ 8,860
Sep 30, 2001                  $ 9,626                $ 9,459               $11,057               $ 8,064
                              $ 9,815                $ 9,590               $11,338               $ 8,269
                              $10,119                $ 9,857               $11,152               $ 8,901
Dec 31, 2001                  $10,229                $ 9,922               $11,064               $ 9,061

Source for Benchmark Returns: Ibbotson Associates

PRIOR TO DECEMBER 4, 2000, THE FUND WAS NOT REGISTERED AS A MUTUAL FUND UNDER THE INVESTMENT COMPANY ACT OF 1940, AND THEREFORE WAS NOT SUBJECT TO CERTAIN EXPENSES AND INVESTMENT RESTRICTIONS THAT MAY HAVE AFFECTED PERFORMANCE. PRIOR TO REGISTRATION, THE FUND EXISTED AS AN UNREGISTERED COMMINGLED FUND. PRE-REGISTRATION PERFORMANCE IS SHOWN BELOW TO PROVIDE INVESTORS WITH AN ILLUSTRATION OF LONG-TERM PERFORMANCE AND THE RISKS OF INVESTING IN THE
FUND.

[CHART OF VANTAGEPOINT CONSERVATIVE GROWTH FUND VS. BLENDED BENCHMARK, LEHMAN BROTHERS GOVERNMENT/CREDIT INDEX AND WILSHIRE 5000 INDEX: GROWTH OF $10,000 INVESTED APRIL 1, 1996]

                                BLENDED BENCHMARK:
                                50% 30-DAY T-BILL/10%          LEHMAN BROTHERS
                                LEHMAN BROTHERS                GOVERNMENT/
               VANTAGEPOINT     GOVERNMENT/CREDIT/35%          CREDIT INDEX
               CONSERVATIVE     WILSHIRE 5000/5% MSCI EAFE    (NO FEES OR      WILSHIRE 5000 INDEX
               GROWTH FUND     (NO FEES OR EXPENSES)           EXPENSES)      (NO FEES OR EXPENSES)
 Apr 1, 1996        $10,000                        $10,000            $10,000               $10,000
                    $10,023                        $10,117            $ 9,931               $10,247
                    $10,126                        $10,224            $ 9,914               $10,527
                    $10,179                        $10,232            $10,047               $10,441
                    $10,042                        $10,049            $10,070               $ 9,877
                    $10,175                        $10,182            $10,046               $10,193
                    $10,389                        $10,425            $10,225               $10,736
                    $10,512                        $10,518            $10,463               $10,886
                    $10,806                        $10,823            $10,655               $11,607
Dec 31, 1996        $10,809                        $10,787            $10,537               $11,477
                    $10,993                        $10,996            $10,550               $12,091
                    $11,076                        $11,026            $10,572               $12,085
                    $10,959                        $10,868            $10,446               $11,551
                    $11,123                        $11,077            $10,599               $12,055
                    $11,427                        $11,425            $10,697               $12,909
                    $11,652                        $11,675            $10,826               $13,502
                    $11,987                        $12,060            $11,157               $14,540
                    $11,840                        $11,867            $11,032               $13,993
                    $12,165                        $12,191            $11,205               $14,819
                    $12,058                        $12,047            $11,384               $14,325
                    $12,253                        $12,209            $11,445               $14,794
Dec 31, 1997        $12,427                        $12,336            $11,565               $15,068
                    $12,461                        $12,431            $11,728               $15,150
                    $12,767                        $12,810            $11,705               $16,252
                    $13,043                        $13,083            $11,741               $17,066
                    $13,057                        $13,178            $11,800               $17,268
                    $12,970                        $13,093            $11,926               $16,809
                    $13,095                        $13,299            $12,047               $17,398
                    $13,038                        $13,231            $12,057               $17,017
                    $12,417                        $12,483            $12,292               $14,367
                    $12,794                        $12,813            $12,644               $15,305
                    $13,221                        $13,225            $12,554               $16,444
                    $13,538                        $13,579            $12,629               $17,480
Dec 31, 1998        $13,896                        $13,939            $12,660               $18,598
                    $14,011                        $14,151            $12,749               $19,282
                    $13,823                        $13,946            $12,446               $18,583
                    $14,050                        $14,201            $12,508               $19,300
                    $14,401                        $14,498            $12,540               $20,225
                    $14,308                        $14,359            $12,410               $19,782
                    $14,599                        $14,671            $12,372               $20,806
                    $14,536                        $14,552            $12,337               $20,139
                    $14,432                        $14,535            $12,327               $19,952
                    $14,349                        $14,451            $12,438               $19,430
                    $14,630                        $14,831            $12,471               $20,666
                    $14,769                        $15,057            $12,463               $21,358
Dec 31, 1999        $15,130                        $15,549            $12,387               $22,980
                    $14,865                        $15,305            $12,383               $22,026
                    $14,893                        $15,498            $12,538               $22,519
                    $15,466                        $15,909            $12,719               $23,857
                    $15,362                        $15,606            $12,657               $22,614
                    $15,451                        $15,434            $12,645               $21,824
                    $15,519                        $15,765            $12,903               $22,787
                    $15,567                        $15,674            $13,040               $22,322
                    $15,998                        $16,141            $13,224               $23,942
                    $15,895                        $15,885            $13,274               $22,825
                    $15,902                        $15,803            $13,358               $22,340
                    $15,497                        $15,291            $13,586               $20,118
Dec 31, 2000        $15,837                        $15,482            $13,854               $20,476
                    $16,098                        $15,757            $14,086               $21,261
                    $15,645                        $15,221            $14,231               $19,244
                    $15,294                        $14,850            $14,297               $17,949
                    $15,843                        $15,348            $14,190               $19,426
                    $15,939                        $15,409            $14,272               $19,619
                    $15,875                        $15,316            $14,341               $19,290
                    $15,824                        $15,275            $14,698               $18,972
                    $15,543                        $14,976            $14,886               $17,824
                    $14,917                        $14,464            $15,023               $16,223
                    $15,210                        $14,664            $15,404               $16,635
                    $15,682                        $15,072            $15,152               $17,908
Dec 31, 2001        $15,851                        $15,171            $15,032               $18,229

Source for Benchmark Returns: Ibbotson Associates

         VANTAGEPOINT CONSERVATIVE GROWTH FUND
         AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED DECEMBER 31, 2001

         One Year                      0.1%
         Three Years                   4.5%
         Five Years                    8.0%
         Since Inception               8.3%

         Fund Inception Date           April 1, 1996
         Fund Registration Date        December 4, 2000

         Past performance does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. All returns reflect reinvested dividends.

         The blended benchmark shown above is unmanaged and does not reflect the costs of portfolio management or trading. The Fund's portfolio may differ significantly from the securities in the market index.

*PERFORMANCE INFORMATION FOR PERIODS PRIOR TO DECEMBER 4, 2000 REPRESENTS THE
 PERFORMANCE OF THE FUND PRIOR TO ITS SEC REGISTRATION.

VANTAGEPOINT TRADITIONAL GROWTH FUND

The Traditional Growth Fund seeks to offer moderate capital growth and reasonable current income. The Fund's asset allocation is based on the traditional definition of a balanced portfolio: 60 percent allocated to equity and 40 percent to fixed income investments. This asset mix is designed to provide the benefit of the higher returns expected from stocks while the income generated by fixed income securities should dampen volatility. The Fund allocates 60 percent of assets to equity funds and 40 percent to fixed income funds, making it an appropriate choice for investors who seek moderate growth with some current income.

PERFORMANCE

The Vantagepoint Traditional Growth Fund posted a -3.6% return for the year, outperforming the -5.5% return posted by its custom composite benchmark.

COMMENTARY

The Fund invests in seven other Vantagepoint Funds: the Vantagepoint Income Preservation Fund (30 percent), the Vantagepoint Core Bond Index Fund (10 percent), the Vantagepoint Equity Income Fund (10 percent), the Vantagepoint Growth & Income Fund (15 percent), the Vantagepoint Growth Fund (15 percent), the Vantagepoint Aggressive Opportunities Fund (10 percent) and the Vantagepoint International Fund (10 percent).

The Fund benefited from its allocations to the Vantagepoint Income Preservation Fund, the Vantagepoint Core Bond Index Fund, and the Vantagepoint Equity Income Fund.

The Fund's growth-oriented and more aggressive holdings detracted from performance. The Vantagepoint Growth & Income Fund, the Vantagepoint Growth Fund, the Vantagepoint Aggressive Opportunities Fund, and the Vantagepoint International Fund, all posted negative returns for the year.

[CHART OF VANTAGEPOINT TRADITIONAL GROWTH FUND VS. BLENDED BENCHMARK, LEHMAN BROTHERS GOVERNMENT/CREDIT INDEX AND WILSHIRE 5000 INDEX: GROWTH OF $10,000 INVESTED DECEMBER 4, 2000]

                                       BLENDED BENCHMARK:
                                       30% 30-DAY T-BILL/
                                       10% LEHMAN BROTHERS
                                       GOVERNMENT/CREDIT/     LEHMAN BROTHERS
                         VANTAGEPOINT  50% WILSHIRE           GOVERNMENT/
                         TRADITIONAL   5000/10% MSCI EAFE     CREDIT INDEX           WILSHIRE 5000 INDEX
                         GROWTH FUND   (NO FEES OR EXPENSES)  (NO FEES OR EXPENSES) (NO FEES OR EXPENSES)
Dec 4, 2000                   $10,000               $10,000              $10,000                 $10,000
Dec 31, 2000                  $10,307               $10,160              $10,197                 $10,178
                              $10,541               $10,387              $10,368                 $10,568
                              $10,027               $ 9,839              $10,475                 $ 9,566
Mar 31, 2001                  $ 9,634               $ 9,460              $10,523                 $ 8,922
                              $10,169               $ 9,919              $10,444                 $ 9,656
                              $10,215               $ 9,950              $10,505                 $ 9,752
Jun 30, 2001                  $10,140               $ 9,839              $10,555                 $ 9,589
                              $10,031               $ 9,774              $10,818                 $ 9,430
                              $ 9,722               $ 9,475              $10,957                 $ 8,860
Sep 30, 2001                  $ 9,086               $ 8,970              $11,057                 $ 8,064
                              $ 9,345               $ 9,136              $11,338                 $ 8,269
                              $ 9,781               $ 9,509              $11,152                 $ 8,901
Dec 31, 2001                  $ 9,934               $ 9,601              $11,064                 $ 9,061

Source for Benchmark Returns: Ibbotson Associates

PRIOR TO DECEMBER 4, 2000, THE FUND WAS NOT REGISTERED AS A MUTUAL FUND UNDER THE INVESTMENT COMPANY ACT OF 1940, AND THEREFORE WAS NOT SUBJECT TO CERTAIN EXPENSES AND INVESTMENT RESTRICTIONS THAT MAY HAVE AFFECTED PERFORMANCE. PRIOR TO REGISTRATION, THE FUND EXISTED AS AN UNREGISTERED COMMINGLED FUND. PRE-REGISTRATION PERFORMANCE IS SHOWN BELOW TO PROVIDE INVESTORS WITH AN ILLUSTRATION OF LONG-TERM PERFORMANCE AND THE RISKS OF INVESTING IN THE FUND.

[CHART OF VANTAGEPOINT TRADITIONAL GROWTH FUND VS. BLENDED BENCHMARK, LEHMAN BROTHERS GOVERNMENT/CREDIT INDEX AND WILSHIRE 5000 INDEX: GROWTH OF $10,000 INVESTED APRIL 1, 1996]

                                       BLENDED BENCHMARK:
                                       30% 30-DAY T-BILL/
                                       10% LEHMAN BROTHERS
                                       GOVERNMENT/CREDIT/     LEHMAN BROTHERS
                         VANTAGEPOINT  50% WILSHIRE           GOVERNMENT/
                         TRADITIONAL   5000/10% MSCI EAFE     CREDIT INDEX           WILSHIRE 5000 INDEX
                         GROWTH FUND   (NO FEES OR EXPENSES)  (NO FEES OR EXPENSES) (NO FEES OR EXPENSES)
                              $10,000               $10,000                $10,000               $10,000
Apr 1, 1996                   $10,074               $10,160                $ 9,931               $10,247
                              $10,207               $10,291                $ 9,914               $10,527
                              $10,231               $10,281                $10,047               $10,441
                              $ 9,984               $ 9,990                $10,070               $ 9,877
                              $10,178               $10,162                $10,046               $10,193
                              $10,463               $10,492                $10,225               $10,736
                              $10,597               $10,592                $10,463               $10,886
                              $10,981               $11,018                $10,655               $11,607
Dec 31, 1996                  $10,985               $10,945                $10,537               $11,477
                              $11,210               $11,216                $10,550               $12,091
                              $11,284               $11,247                $10,572               $12,085
                              $11,088               $11,004                $10,446               $11,551
                              $11,282               $11,281                $10,599               $12,055
                              $11,739               $11,781                $10,697               $12,909
                              $12,034               $12,144                $10,826               $13,502
                              $12,521               $12,684                $11,157               $14,540
                              $12,284               $12,352                $11,032               $13,993
                              $12,752               $12,822                $11,205               $14,819
                              $12,515               $12,547                $11,384               $14,325
                              $12,731               $12,761                $11,445               $14,794
Dec 31, 1997                  $12,937               $12,922                $11,565               $15,068
                              $12,951               $13,051                $11,728               $15,150
                              $13,430               $13,623                $11,705               $16,252
                              $13,828               $14,027                $11,741               $17,066
                              $13,853               $14,147                $11,800               $17,268
                              $13,656               $13,984                $11,926               $16,809
                              $13,792               $14,272                $12,047               $17,398
                              $13,646               $14,148                $12,057               $17,017
                              $12,560               $12,918                $12,292               $14,367
                              $13,050               $13,355                $12,644               $15,305
                              $13,701               $13,995                $12,554               $16,444
                              $14,182               $14,529                $12,629               $17,480
Dec 31, 1998                  $14,761               $15,071                $12,660               $18,598
                              $14,959               $15,371                $12,749               $19,282
                              $14,600               $15,036                $12,446               $18,583
                              $14,979               $15,416                $12,508               $19,300
                              $15,505               $15,869                $12,540               $20,225
                              $15,331               $15,614                $12,410               $19,782
                              $15,826               $16,093                $12,372               $20,806
                              $15,682               $15,897                $12,337               $20,139
                              $15,529               $15,846                $12,327               $19,952
                              $15,416               $15,688                $12,438               $19,430
                              $15,880               $16,268                $12,471               $20,666
                              $16,203               $16,614                $12,463               $21,358
Dec 31, 1999                  $17,001               $17,406                $12,387               $22,980
                              $16,523               $16,956                $12,383               $22,026
                              $16,795               $17,235                $12,538               $22,519
                              $17,542               $17,863                $12,719               $23,857
                              $17,217               $17,319                $12,657               $22,614
                              $17,195               $17,000                $12,645               $21,824
                              $17,446               $17,496                $12,903               $22,787
                              $17,404               $17,289                $13,040               $22,322
                              $18,130               $17,982                $13,224               $23,942
                              $17,835               $17,510                $13,274               $22,825
                              $17,722               $17,323                $13,358               $22,340
                              $16,902               $16,453                $13,586               $20,118
Dec 31, 2000                  $17,421               $16,716                $13,854               $20,476
                              $17,817               $17,090                $14,086               $21,261
                              $16,947               $16,189                $14,231               $19,244
                              $16,283               $15,564                $14,297               $17,949
                              $17,188               $16,320                $14,190               $19,426
                              $17,265               $16,371                $14,272               $19,619
                              $17,138               $16,189                $14,341               $19,290
                              $16,954               $16,081                $14,698               $18,972
                              $16,431               $15,589                $14,886               $17,824
                              $15,356               $14,759                $15,023               $16,223
                              $15,794               $15,032                $15,404               $16,635
                              $16,531               $15,645                $15,152               $17,908
Dec 31, 2001                  $16,790               $15,796                $15,032               $18,229

Source for Benchmark Returns: Ibbotson Associates

         VANTAGEPOINT TRADITIONAL GROWTH FUND
         AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED DECEMBER 31, 2001

         One Year                     -3.6%
         Three Years                   4.4%
         Five Years                    8.9%
         Since Inception               9.4%

         Fund Inception Date          April 1, 1996
         Fund Registration Date       December 4, 2000

         Past performance does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. All returns reflect reinvested dividends.

         The blended benchmark shown above is unmanaged and does not reflect the costs of portfolio management or trading. The Fund's portfolio may differ significantly from the securities in the market index.

*PERFORMANCE INFORMATION FOR PERIODS PRIOR TO DECEMBER 4, 2000 REPRESENTS THE
 PERFORMANCE OF THE FUND PRIOR TO ITS SEC REGISTRATION.

VANTAGEPOINT LONG-TERM GROWTH FUND

The Long-Term Growth Fund seeks to provide long-term growth of capital. This Fund allocates 80 percent to equity and 20 percent to fixed income investments. This allocation can result in considerable growth in capital, but also involves risk of loss in the event of adverse developments. Income generated by fixed income securities should dampen overall volatility.

This Fund may be appropriate for more aggressive investors with a longer investment time horizon.

PERFORMANCE

The Vantagepoint Long-Term Growth Fund posted a -7.2% return for the year, outperforming the -8.6% return posted by its custom composite benchmark.

COMMENTARY

The Fund invests in seven other Vantagepoint Funds: the Vantagepoint Core Bond Index Fund (20 percent), the Vantagepoint Equity Income Fund (10 percent), the Vantagepoint Growth & Income Fund (20 percent), the Vantagepoint Growth Fund (20 percent), the Vantagepoint Aggressive Opportunities Fund (15 percent), the Vantagepoint Overseas Equity Index Fund (5 percent), and the Vantagepoint International Fund (10 percent).

The Fund benefited from its allocation to income-oriented investments, including the Vantagepoint Core Bond Index Fund and the Vantagepoint Equity Income Fund. The Fund's other holdings all posted negative returns for the year. The Vantagepoint Growth & Income Fund, the Vantagepoint Growth Fund, the Vantagepoint Aggressive Opportunities Fund, the Vantagepoint Overseas Equity Index Fund, and the Vantagepoint International Fund all experienced varying levels of negative returns in line with their equity market exposure.

[CHART OF VANTAGEPOINT LONG-TERM GROWTH FUND VS. BLENDED BENCHMARK AND WILSHIRE 5000 INDEX: GROWTH OF $10,000 INVESTED DECEMBER 4, 2000]

                                   BLENDED BENCHMARK: 20%
                  VANTAGEPOINT     LEHMAN BROTHERS GOVERNMENT/CREDIT/
                  LONG-TERM        65% WILSHIRE 5000/15% MSCI EAFE     WILSHIRE 5000 INDEX
                  GROWTH FUND      (NO FEES OR EXPENSES)              (NO FEES OR EXPENSES)
Dec 4, 2000            $10,000                                $10,000              $10,000
Dec 31, 2000           $10,403                                $10,209              $10,178
                       $10,708                                $10,497              $10,568
                       $ 9,974                                $ 9,753              $ 9,566
Mar 31, 2001           $ 9,423                                $ 9,239              $ 8,922
                       $10,123                                $ 9,816              $ 9,656
                       $10,153                                $ 9,840              $ 9,752
Jun 30, 2001           $10,042                                $ 9,683              $ 9,589
                       $ 9,881                                $ 9,601              $ 9,430
                       $ 9,457                                $ 9,211              $ 8,860
Sep 30, 2001           $ 8,609                                $ 8,551              $ 8,064
                       $ 8,949                                $ 8,769              $ 8,269
                       $ 9,488                                $ 9,224              $ 8,901
Dec 31, 2001           $ 9,659                                $ 9,334              $ 9,061

Source for Benchmark Returns: Ibbotson Associates

PRIOR TO DECEMBER 4, 2000, THE FUND WAS NOT REGISTERED AS A MUTUAL FUND UNDER THE INVESTMENT COMPANY ACT OF 1940, AND THEREFORE WAS NOT SUBJECT TO CERTAIN EXPENSES AND INVESTMENT RESTRICTIONS THAT MAY HAVE AFFECTED PERFORMANCE. PRIOR TO REGISTRATION, THE FUND EXISTED AS AN UNREGISTERED COMMINGLED FUND. PRE-REGISTRATION PERFORMANCE IS SHOWN BELOW TO PROVIDE INVESTORS WITH AN ILLUSTRATION OF LONG-TERM PERFORMANCE AND THE RISKS OF INVESTING IN THE FUND.

[CHART OF VANTAGEPOINT LONG-TERM GROWTH FUND VS. BLENDED BENCHMARK AND WILSHIRE 5000 INDEX: GROWTH OF $10,000 INVESTED APRIL 1, 1996]

                                              BLENDED BENCHMARK: 20%
                                              LEHMAN BROTHERS GOVERNMENT/CREDIT/
                    VANTAGEPOINT              65% WILSHIRE 5000/15% MSCI EAFE      WILSHIRE 5000 INDEX
                    LONG-TERM GROWTH FUND     (NO FEES OR EXPENSES)               (NO FEES OR EXPENSES)
Apr 1, 1996                       $10,264                                $10,191               $10,247
                                  $10,459                                $10,341               $10,527
                                  $10,344                                $10,322               $10,441
                                  $ 9,898                                $ 9,920               $ 9,877
                                  $10,212                                $10,125               $10,193
                                  $10,618                                $10,552               $10,736
                                  $10,693                                $10,682               $10,886
                                  $11,179                                $11,245               $11,607
Dec 31, 1996                      $11,144                                $11,116               $11,477
                                  $11,420                                $11,448               $12,091
                                  $11,344                                $11,478               $12,085
                                  $11,028                                $11,127               $11,551
                                  $11,254                                $11,484               $12,055
                                  $11,923                                $12,147               $12,909
                                  $12,330                                $12,640               $13,502
                                  $13,040                                $13,380               $14,540
                                  $12,724                                $12,874               $13,993
                                  $13,354                                $13,516               $14,819
                                  $12,876                                $13,112               $14,325
                                  $12,963                                $13,385               $14,794
Dec 31, 1997                      $13,069                                $13,592               $15,068
                                  $13,095                                $13,772               $15,150
                                  $13,858                                $14,551               $16,252
                                  $14,379                                $15,101               $17,066
                                  $14,537                                $15,251               $17,268
                                  $14,170                                $15,010               $16,809
                                  $14,338                                $15,400               $17,398
                                  $14,000                                $15,207               $17,017
                                  $12,083                                $13,445               $14,367
                                  $12,625                                $14,031               $15,305
                                  $13,411                                $14,910               $16,444
                                  $14,116                                $15,653               $17,480
Dec 31, 1998                      $15,012                                $16,405               $18,598
                                  $15,373                                $16,814               $19,282
                                  $14,710                                $16,278               $18,583
                                  $15,316                                $16,805               $19,300
                                  $16,006                                $17,440               $20,225
                                  $15,691                                $17,021               $19,782
                                  $16,453                                $17,684               $20,806
                                  $16,188                                $17,385               $20,139
                                  $16,076                                $17,287               $19,952
                                  $16,066                                $17,051               $19,430
                                  $16,807                                $17,861               $20,666
                                  $17,619                                $18,341               $21,358
Dec 31, 1999                      $19,294                                $19,472               $22,980
                                  $18,532                                $18,760               $22,026
                                  $19,659                                $19,156               $22,519
                                  $20,268                                $20,063               $23,857
                                  $19,344                                $19,206               $22,614
                                  $18,816                                $18,697               $21,824
                                  $19,800                                $19,419               $22,787
                                  $19,414                                $19,082               $22,322
                                  $20,612                                $20,061               $23,942
                                  $19,911                                $19,322               $22,825
                                  $19,647                                $19,012               $22,340
                                  $18,387                                $17,741               $20,118
Dec 31, 2000                      $19,128                                $18,112               $20,476
                                  $19,689                                $18,622               $21,261
                                  $18,340                                $17,303               $19,244
                                  $17,327                                $16,390               $17,949
                                  $18,613                                $17,415               $19,426
                                  $18,668                                $17,458               $19,619
                                  $18,465                                $17,178               $19,290
                                  $18,169                                $17,033               $18,972
                                  $17,389                                $16,342               $17,824
                                  $15,829                                $15,170               $16,223
                                  $16,454                                $15,556               $16,635
                                  $17,446                                $16,365               $17,908
Dec 31, 2001                      $17,761                                $16,559               $18,229

Source for Benchmark Returns: Ibbotson Associates

         VANTAGEPOINT LONG-TERM GROWTH FUND
         AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED DECEMBER 31, 2001

         One Year                     -7.2%
         Three Years                   5.8%
         Five Years                    9.8%
         Since Inception              10.5%

         Fund Inception Date          April 1, 1996
         Fund Registration Date       December 4, 2000

         Past performance does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. All returns reflect reinvested dividends.

         The blended benchmark shown above is unmanaged and does not reflect the costs of portfolio management or trading. The Fund's portfolio may differ significantly from the securities in the market index.

*PERFORMANCE INFORMATION FOR PERIODS PRIOR TO DECEMBER 4, 2000 REPRESENTS THE
 PERFORMANCE OF THE FUND PRIOR TO ITS SEC REGISTRATION.

VANTAGEPOINT ALL-EQUITY GROWTH FUND

The All-Equity Growth Fund seeks to offer high long-term capital growth. The Fund allocates 100 percent of assets to equity investments, which can result in considerable growth of capital, but also involves risk of loss in the event of adverse developments. This Fund is expected to have the same degree of volatility as the stock market.

This Fund invests 100 percent of its assets in equity securities and, therefore, may be appropriate for stock investors with a long investment time horizon.

PERFORMANCE

The Vantagepoint All-Equity Growth Fund posted a -11.1% return for the year, outperforming the -12.9% return of its custom composite benchmark.

COMMENTARY

The Fund invests in five other Vantagepoint Funds: the Vantagepoint Equity Income Fund (15 percent), the Vantagepoint Growth & Income Fund (20 percent), the Vantagepoint Growth Fund (25 percent), the Vantagepoint Aggressive Opportunities Fund (20 percent) and the Vantagepoint International Fund (20 percent).

The Fund's lone holding posting a positive return for the year was the Vantagepoint Equity Income Fund.

The Fund's other holdings-the Vantagepoint Growth & Income, the Vantagepoint Growth Fund, the Vantagepoint Aggressive Opportunities Fund, and the Vantagepoint International Fund all posted negative returns for the year, reflecting market conditions.

[CHART OF VANAGEPOINT ALL-EQUITY GROWTH FUND VS. BLENDED BENCHMARK AND WILSHIRE 5000 INDEX: GROWTH OF $10,000 INVESTED DECEMBER 4, 2000]

                  VANTAGEPOINT        BLENDED BENCHMARK:
                  ALL-EQUITY          80% WILSHIRE 5000/20% MSCI EAFE  WILSHIRE 5000 INDEX
                  GROWTH FUND         (NO FEES OR EXPENSES)           (NO FEES OR EXPENSES)
Dec 4, 2000            $10,000                                $10,000              $10,000
Dec 31, 2000           $10,469                                $10,214              $10,178
                       $10,836                                $10,526              $10,568
                       $ 9,878                                $ 9,570              $ 9,566
Mar 31, 2001           $ 9,171                                $ 8,928              $ 8,922
                       $10,055                                $ 9,641              $ 9,656
                       $10,076                                $ 9,651              $ 9,752
Jun 30, 2001           $ 9,930                                $ 9,443              $ 9,589
                       $ 9,658                                $ 9,284              $ 9,430
                       $ 9,119                                $ 8,788              $ 8,860
Sep 30, 2001           $ 8,058                                $ 7,979              $ 8,064
                       $ 8,398                                $ 8,182              $ 8,269
                       $ 9,069                                $ 8,743              $ 8,901
Dec 31, 2001           $ 9,304                                $ 8,901              $ 9,061

Source for Benchmark Returns: Ibbotson Associates

PRIOR TO DECEMBER 4, 2000, THE FUND WAS NOT REGISTERED AS A MUTUAL FUND UNDER THE INVESTMENT COMPANY ACT OF 1940, AND THEREFORE WAS NOT SUBJECT TO CERTAIN EXPENSES AND INVESTMENT RESTRICTIONS THAT MAY HAVE AFFECTED PERFORMANCE. PRIOR TO REGISTRATION, THE FUND EXISTED AS AN UNREGISTERED COMMINGLED FUND. PRE-REGISTRATION PERFORMANCE IS SHOWN BELOW TO PROVIDE INVESTORS WITH AN ILLUSTRATION OF LONG-TERM PERFORMANCE AND THE RISKS OF INVESTING IN THE FUND.

[CHART OF VANAGEPOINT ALL-EQUITY GROWTH FUND VS. BLENDED BENCHMARK AND WILSHIRE 5000 INDEX: GROWTH OF $10,000 INVESTED OCTOBER 1, 2000]

                         VANTAGEPOINT   BLENDED BENCHMARK:
                         ALL-EQUITY     80% WILSHIRE 5000/20%           WILSHIRE 5000 INDEX
                         GROWTH FUND    MSCI EAFE (NO FEES OR EXPENSES) (NO FEES OR EXPENSES)
Oct 1, 2000                   $10,000                          $10,000               $10,000
                              $ 9,946                          $ 9,783               $ 9,788
                              $ 9,097                          $ 8,932               $ 8,814
Dec 31, 2000                  $ 9,524                          $ 9,123               $ 8,971
                              $ 9,857                          $ 9,402               $ 9,315
                              $ 8,986                          $ 8,547               $ 8,431
Mar 31, 2001                  $ 8,343                          $ 7,974               $ 7,864
                              $ 9,147                          $ 8,611               $ 8,511
                              $ 9,167                          $ 8,620               $ 8,595
Jun 30, 2001                  $ 9,033                          $ 8,434               $ 8,451
                              $ 8,786                          $ 8,293               $ 8,312
                              $ 8,296                          $ 7,849               $ 7,809
Sep 30, 2001                  $ 7,330                          $ 7,127               $ 7,107
                              $ 7,639                          $ 7,308               $ 7,288
                              $ 8,250                          $ 7,809               $ 7,846
Dec 31, 2001                  $ 8,464                          $ 7,950               $ 7,987

Source for Benchmark Returns: Ibbotson Associates

         VANTAGEPOINT ALL-EQUITY GROWTH FUND
         AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED DECEMBER 31, 2001

         One Year                    -11.1%
         Since Inception             -12.5%

         Fund Inception Date        October 1, 2000
         Fund Registration Date     December 4, 2000

         Past performance does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. All returns reflect reinvested dividends.

         The blended benchmark shown above is unmanaged and does not reflect the costs of portfolio management or trading. The Fund's portfolio may differ significantly from the securities in the market index.

*PERFORMANCE INFORMATION FOR PERIODS PRIOR TO DECEMBER 4, 2000 REPRESENTS THE
 PERFORMANCE OF THE FUND PRIOR TO ITS SEC REGISTRATION.

                               VANTAGEPOINT FUNDS

                      STATEMENTS OF ASSETS AND LIABILITIES
                              DECEMBER 31, 2001

                                                                                         US
                                                         MONEY        INCOME         GOVERNMENT         ASSET            EQUITY
                                                         MARKET     PRESERVATION     SECURITIES       ALLOCATION         INCOME
                                                    -------------   -------------   -------------    -------------    -------------
ASSETS:
Securities, at market value+                        $ 119,458,975   $ 444,717,988   $ 183,876,152    $ 923,575,453    $ 662,112,862
Cash                                                           --       2,487,013              --       13,584,651        4,361,772
Receivable for:
  Dividends                                                    --              --              --          590,906          856,595
  Interest                                                214,796       2,590,683       1,218,421        6,047,417           14,729
  Investments sold                                        161,364       7,418,758              --           77,446          243,673
  Fund shares sold                                         12,068         694,813          31,400           98,480          298,948
  Recoverable foreign taxes                                    --              --              --            1,616              444
  Variation margin on futures contracts                        --         309,156              --           48,075               --
Due from investment adviser                                 2,187              --              --               --               --
                                                    -------------   -------------   -------------    -------------    -------------
    Total Assets                                      119,849,390     458,218,411     185,125,973      944,024,044      667,889,023
                                                    -------------   -------------   -------------    -------------    -------------
LIABILITIES:
Payable for:
  Investments purchased                                        --      38,905,031              --          566,540          217,047
  Fund shares redeemed                                    129,686              --         560,046            5,556          100,220
  Collateral for securities loaned                             --       2,699,200      33,627,380       66,291,041       38,506,631
Administrative services fees                                5,367          15,381           6,464           30,637           21,960
Advisory fees                                              10,098          34,161          12,842           74,159           52,267
Subadviser fees                                                --         189,781          38,679          494,170          639,815
Wrapper agreements                                             --       7,154,902              --               --               --
Options written, at value
  (Premiums received $81,097)                                  --           6,500              --               --               --
Other accrued expense                                      52,152         303,258          73,774          354,908          275,675
                                                    -------------   -------------   -------------    -------------    -------------
    Total Liabilities                                     197,303      49,308,214      34,319,185       67,817,011       39,813,615
                                                    -------------   -------------   -------------    -------------    -------------
NET ASSETS                                          $ 119,652,087   $ 408,910,197   $ 150,806,788    $ 876,207,033    $ 628,075,408
                                                    =============   =============   =============    =============    =============
NET ASSETS REPRESENTED BY:
Paid-in capital                                     $ 119,652,087   $ 417,656,159   $ 150,576,894    $ 938,699,660    $ 650,939,598
Net unrealized appreciation (depreciation) on
  investments, wrapper agreements, futures
  contracts and written options                                --      (4,654,607)       (943,838)      51,331,609       34,180,113
Undistributed (Accumulated distributions in
  excess of) net investment income (loss)                      --              --              --               --          137,900
Accumulated net realized gain (loss/distributions
  in excess) on investments and futures
  contracts                                                    --      (4,091,355)      1,173,732     (113,824,236)     (57,182,203)
                                                    -------------   -------------   -------------    -------------    -------------
NET ASSETS                                          $ 119,652,087   $ 408,910,197   $ 150,806,788    $ 876,207,033    $ 628,075,408
                                                    =============   =============   =============    =============    =============
CAPITAL SHARES:
Net Assets                                          $ 119,652,087   $ 408,910,197   $ 150,806,788    $ 876,207,033    $ 628,075,408
Shares Outstanding                                    119,652,087       4,089,102      14,583,637      134,430,847       88,186,188
Net Asset Value, offering and redemption price
  per share (net assets divided by shares
  outstanding)                                      $        1.00   $      100.00   $       10.34    $        6.52    $        7.12

Cost of investments                                 $ 119,458,975   $ 441,712,727   $ 184,819,990    $ 872,155,272    $ 627,932,749

----------
 + Includes securities on loan with market values
   of:                                              $          --   $   2,634,692   $  32,907,629    $  63,594,885    $  36,793,705

                       See Notes to Financial Statements.

                                       52

                                                                GROWTH &                           AGGRESSIVE
                                                                INCOME             GROWTH         OPPORTUNITIES     INTERNATIONAL
                                                             -------------    ---------------    ---------------    -------------
ASSETS:
Securities, at market value+                                 $ 477,331,430    $ 3,070,432,909    $ 1,049,930,124    $ 320,683,325
Cash                                                               827,180                 --         20,236,799               --
Cash denominated in foreign currencies                                  --                 --                 --        2,735,242
Receivable for:
  Dividends                                                        401,976          1,574,449             39,411          111,756
  Interest                                                          30,417             47,956             73,303           15,301
  Investments sold                                                 525,978         11,483,020          7,048,492           24,606
  Fund shares sold                                                 700,456          1,100,915             90,760          129,593
  Recoverable foreign taxes                                            433              4,829                 --          129,263
Gross unrealized gain on forward foreign
  currency exchange contracts                                           --              2,191                 --          695,522
                                                             -------------    ---------------    ---------------    -------------
    Total Assets                                               479,817,870      3,084,646,269      1,077,418,889      324,524,608
                                                             -------------    ---------------    ---------------    -------------
LIABILITIES:
Payable for:
  Investments purchased                                          1,334,258          6,141,042          8,085,943          231,072
  Fund shares redeemed                                                  --            230,057            348,370          146,128
  Variation margin on futures contracts                                 --             12,935                 --               --
  Collateral for securities loaned                              41,615,110        263,564,497        247,803,905       19,090,586
Foreign cash due to Custodian                                           --             32,834                 --               --
Administrative services fees                                        16,119             65,266             27,667           12,165
Advisory fees                                                       36,374            238,767             68,123           25,265
Subadviser fees                                                    332,306          2,740,876          1,696,564          390,153
Other accrued expense                                              198,302          1,068,412            341,435          200,232
Gross unrealized loss on forward foreign currency
  exchange contracts                                                    --              5,585                 --           72,286
                                                             -------------    ---------------    ---------------    -------------
    Total Liabilities                                           43,532,469        274,100,271        258,372,007       20,167,887
                                                             -------------    ---------------    ---------------    -------------
NET ASSETS                                                   $ 436,285,401    $ 2,810,545,998    $   819,046,882    $ 304,356,721
                                                             =============    ===============    ===============    =============
NET ASSETS REPRESENTED BY:
Paid-in capital                                              $ 467,572,820    $ 3,342,571,039    $   954,637,174    $ 382,326,625
Net unrealized appreciation (depreciation) on investments,
  futures contracts and foreign currency                         3,712,398       (131,529,381)        (9,411,729)     (39,582,272)
Undistributed (Accumulated distributions in excess of) net
  investment income (loss)                                              --                (14)             2,080         (840,084)
Accumulated net realized loss/distributions in excess on
  investments, futures contracts and foreign
  currency transactions                                        (34,999,817)      (400,495,646)      (126,180,643)     (37,547,548)
                                                             -------------    ---------------    ---------------    -------------
NET ASSETS                                                   $ 436,285,401    $ 2,810,545,998    $   819,046,882    $ 304,356,721
                                                             =============    ===============    ===============    =============
CAPITAL SHARES:
Net Assets                                                   $ 436,285,401    $ 2,810,545,998    $   819,046,882    $ 304,356,721
Shares Outstanding                                              46,149,900        339,611,428         80,343,173       37,135,294
Net Asset Value, offering and redemption price
  per share (net assets divided by shares
  outstanding)                                               $        9.45    $          8.28    $         10.19    $        8.20

Cost of investments                                          $ 473,619,032    $ 3,201,962,654    $ 1,059,341,853    $ 360,878,910
Cost of cash denominated in foreign currencies               $          --    $       (32,947)   $            --    $   2,732,733

----------
 + Includes securities on loan with market value of:         $  40,309,845    $   254,423,614    $   238,203,203    $  17,976,542

                       See Notes to Financial Statements.

                                       53

                                                                                         BROAD          MID/SMALL       OVERSEAS
                                                     CORE BOND        500 STOCK          MARKET          COMPANY         EQUITY
                                                       INDEX            INDEX            INDEX            INDEX          INDEX
                                                   -------------    -------------    -------------    ------------    ------------
ASSETS:
Securities, at market value*                       $ 460,671,344    $ 241,956,769    $ 496,347,592    $ 60,211,047    $ 43,891,647
Receivable for:
  Fund shares sold                                       271,933          150,575           86,779         265,704          25,337
                                                   -------------    -------------    -------------    ------------    ------------
    Total Assets                                     460,943,277      242,107,344      496,434,371      60,476,751      43,916,984
                                                   -------------    -------------    -------------    ------------    ------------
LIABILITIES:
Payable for:
  Fund shares redeemed                                   138,436              957          168,183          79,190           3,081
Administrative services fees                              11,067            7,800           12,929           2,531           1,904
Advisory fees                                             19,334           10,155           20,865           2,475           1,811
Other accrued expense                                    129,804           36,688           83,746          14,255          14,447
                                                   -------------    -------------    -------------    ------------    ------------
  Total Liabilities                                      298,641           55,600          285,723          98,451          21,243
                                                   -------------    -------------    -------------    ------------    ------------
NET ASSETS                                         $ 460,644,636    $ 242,051,744    $ 496,148,648    $ 60,378,300    $ 43,895,741
                                                   =============    =============    =============    ============    ============
NET ASSETS REPRESENTED BY:
Paid-in capital                                    $ 455,331,463    $ 292,616,110    $ 592,705,890    $ 79,969,461    $ 56,148,441
Net unrealized appreciation (depreciation) on
  investments, futures contracts and
  foreign currency                                    11,049,777      (42,728,867)     (85,232,818)    (15,500,707)     (9,573,177)
Undistributed (Accumulated distributions in
  excess of) net investment income (loss)             (1,846,861)              --          950,452          15,692         (53,495)
Accumulated net realized loss/distributions in
  excess on investments, futures contracts and
  foreign currency transactions                       (3,889,743)      (7,835,499)     (12,274,876)     (4,106,146)     (2,626,028)
                                                   -------------    -------------    -------------    ------------    ------------
NET ASSETS                                         $ 460,644,636    $ 242,051,744    $ 496,148,648    $ 60,378,300    $ 43,895,741
                                                   =============    =============    =============    ============    ============
CAPITAL SHARES:
Net Assets--Class I                                $ 343,980,253    $  97,478,163    $ 255,531,831    $ 30,220,118    $ 35,661,781
Shares Outstanding--Class I                           34,157,790       10,773,819       29,039,708       2,959,399       4,580,952
Net Asset Value--Class I, offering and redemption
  price per share (net assets divided by shares
  outstanding)                                     $       10.07    $        9.05    $        8.80    $      10.21    $       7.78
Net Assets--Class II                               $ 116,664,383    $ 144,573,581    $ 240,616,817    $ 30,158,182    $  8,233,960
Shares Outstanding--Class II                          11,551,527       16,771,738       28,801,780       3,085,200       1,113,369
Net Asset Value--Class II, offering and
  redemption price per share (net assets
  divided by shares outstanding)                   $       10.10    $        8.62    $        8.35    $       9.78    $       7.40

Cost of investments                                $ 449,621,567    $ 284,462,526    $ 582,929,486    $ 75,643,985    $ 53,468,151

----------
 * Investment in Master Portfolio (Note 1)

                       See Notes to Financial Statements.

                                       54

                                                                                  MODEL PORTFOLIOS
                                                 ---------------------------------------------------------------------------------
                                                    SAVINGS       CONSERVATIVE      TRADITIONAL       LONG-TERM       ALL-EQUITY
                                                    ORIENTED         GROWTH           GROWTH            GROWTH          GROWTH
                                                 -------------    -------------    -------------    -------------    -------------
ASSETS:
Securities, at market value                      $ 137,057,519    $ 280,856,548    $ 571,439,606    $ 533,424,526    $  37,823,425
Receivable for:
  Investments sold                                      12,041           24,772           50,209           46,759            3,181
  Fund shares sold                                     413,704          179,284          347,082          714,489          149,366
                                                 -------------    -------------    -------------    -------------    -------------
    Total Assets                                   137,483,264      281,060,604      571,836,897      534,185,774       37,975,972
                                                 -------------    -------------    -------------    -------------    -------------
LIABILITIES:
Payable for:
  Investments purchased                                413,704          169,327          347,082          714,489          149,366
  Fund shares redeemed                                      --            9,958               --               --               --
Administrative services fees                             5,631            7,942           12,454           11,657              903
Advisory fees                                           11,473           23,545           47,748           44,472            3,080
Other accrued expense                                   23,127           36,735           72,145           67,208           10,814
                                                 -------------    -------------    -------------    -------------    -------------
    Total Liabilities                                  453,935          247,507          479,429          837,826          164,163
                                                 -------------    -------------    -------------    -------------    -------------
NET ASSETS                                       $ 137,029,329    $ 280,813,097    $ 571,357,468    $ 533,347,948    $  37,811,809
                                                 =============    =============    =============    =============    =============
NET ASSETS REPRESENTED BY:
Paid-in capital                                  $ 144,703,476    $ 311,218,709    $ 660,618,791    $ 633,725,910    $  43,663,682
Net unrealized depreciation on investments          (4,440,953)     (20,906,076)     (68,117,523)     (81,087,490)      (4,562,870)
Undistributed (Accumulated distributions
  in excess of) net investment income (loss)                --               --               --               --               --
Accumulated net realized loss/distributions in
  excess on investments                             (3,233,194)      (9,499,536)     (21,143,800)     (19,290,472)      (1,289,003)
                                                 -------------    -------------    -------------    -------------    -------------
NET ASSETS                                       $ 137,029,329    $ 280,813,097    $ 571,357,468    $ 533,347,948    $  37,811,809
                                                 =============    =============    =============    =============    =============
CAPITAL SHARES:
Net Assets                                       $ 137,029,329    $ 280,813,097    $ 571,357,468    $ 533,347,948    $  37,811,809
Shares Outstanding                                   5,981,656       13,047,869       28,482,301       27,831,799        1,947,708
Net Asset Value, offering and redemption price
  per share (net assets divided by shares
  outstanding)                                   $       22.91    $       21.52    $       20.06    $       19.16    $       19.41

Cost of investments                              $ 141,498,472    $ 301,762,624    $ 639,557,129    $ 614,512,016    $  42,386,295

                       See Notes to Financial Statements.

                               VANTAGEPOINT FUNDS

                            STATEMENTS OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2001

                                                       MONEY           INCOME      US GOVERNMENT       ASSET            EQUITY
                                                       MARKET       PRESERVATION     SECURITIES      ALLOCATION         INCOME
                                                    ------------    ------------    ------------    -------------    -------------
INVESTMENT INCOME:
Dividends                                           $  4,372,240    $         --    $         --    $   7,190,700    $  11,268,322
Interest+                                                     --      21,662,893       6,130,864       19,427,705        2,458,010
Foreign taxes withheld on dividends                           --              --              --          (31,747)         (56,177)
                                                    ------------    ------------    ------------    -------------    -------------
Total investment income                                4,372,240      21,662,893       6,130,864       26,586,658       13,670,155
                                                    ------------    ------------    ------------    -------------    -------------
EXPENSES:
Audit                                                      3,211          12,484           3,155           24,789           16,912
Legal                                                     10,096          31,393          10,254           92,911           56,522
Meetings                                                     797           2,932             705            5,298            3,465
Subadviser                                                93,759         723,929         125,594        2,149,818        2,475,063
Custodian                                                 28,264         108,699          34,596          219,284          125,729
Advisory                                                 107,259         370,126         119,050          900,121          593,890
Fund services                                            160,888         555,189         178,575        1,350,181          890,834
Printing                                                   1,779           6,347           1,784           15,033            9,784
Registration                                              15,319          14,103          14,752           20,204           53,249
Investor services                                        214,518         740,252         238,101        1,800,241        1,187,779
Administration                                            28,570          90,456          31,678          197,481          135,767
Insurance                                                  1,811           6,866           1,741           14,023            9,407
Membership                                                   548           1,955             567            5,175            3,185
Wrapper                                                       --         455,530              --               --               --
                                                    ------------    ------------    ------------    -------------    -------------
Total expenses before reductions and
  reimbursements                                         666,819       3,120,261         760,552        6,794,559        5,561,586
Less reductions (Note 8)                                      --              --              --               --         (127,371)
Less reimbursements (Note 3)                             (75,679)             --              --               --               --
                                                    ------------    ------------    ------------    -------------    -------------
Total expenses net of reductions and
  reimbursements                                         591,140       3,120,261         760,552        6,794,559        5,434,215
                                                    ------------    ------------    ------------    -------------    -------------
NET INVESTMENT INCOME                                  3,781,100      18,542,632       5,370,312       19,792,099        8,235,940
                                                    ------------    ------------    ------------    -------------    -------------
NET REALIZED AND UNREALIZED
  GAIN (LOSS) (NOTE 3):
Net realized gain on sale of investments                      --       1,901,544       5,726,126      122,394,342       10,061,226
Net realized gain (loss) on futures contracts and
  foreign currency transactions                               --       2,455,352              --      (20,392,245)              --
Net change in unrealized appreciation
  (depreciation) of investments and
  wrapper agreements                                          --      (3,826,547)     (3,643,331)    (179,055,305)      (3,276,378)
Net change in unrealized appreciation
  (depreciation) on futures contracts
  foreign currency and written options                        --        (504,966)             --        2,412,987               --
                                                    ------------    ------------    ------------    -------------    -------------
NET GAIN (LOSS)                                               --          25,383       2,082,795      (74,640,221)       6,784,848
                                                    ------------    ------------    ------------    -------------    -------------
NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM OPERATIONS                  $  3,781,100    $ 18,568,015    $  7,453,107    $ (54,848,122)   $  15,020,788
                                                    ============    ============    ============    =============    =============

----------
 + Interest income includes securities lending
   income of:                                       $         --    $      4,342    $     48,822    $     107,731    $      42,714

                       See Notes to Financial Statements.

                                       56

                                                                 GROWTH &                        AGGRESSIVE
                                                                  INCOME          GROWTH        OPPORTUNITIES    INTERNATIONAL
                                                              -------------    -------------    -------------    -------------
INVESTMENT INCOME:
Dividends                                                     $   4,855,616    $  20,934,667    $   1,350,461    $   5,010,441
Interest+                                                           682,710        3,310,251        2,793,618          891,590
Foreign taxes withheld on dividends                                 (15,659)         (84,687)         (28,482)        (621,726)
                                                              -------------    -------------    -------------    -------------
Total investment income                                           5,522,667       24,160,231        4,115,597        5,280,305
                                                              -------------    -------------    -------------    -------------
EXPENSES:
Audit                                                                12,823           85,641           25,849            9,418
Legal                                                                37,472          301,672           81,228           31,403
Meetings                                                              3,140           20,756            6,723            2,338
Subadviser                                                        1,299,967       10,972,759        5,499,849        1,595,192
Custodian                                                           136,073          565,524          249,012          518,291
Advisory                                                            394,854        2,873,611          798,283          301,197
Fund services                                                       592,281        4,310,417        1,197,424          453,157
Printing                                                              6,967           49,601           13,956            5,372
Registration                                                         95,404          213,612          169,785           43,770
Investor services                                                   789,708        5,747,222        1,596,565          605,117
Administration                                                       95,857          431,976          176,991           77,577
Insurance                                                             7,248           48,885           14,494            5,353
Membership                                                            2,123           16,746            4,606            1,744
                                                              -------------    -------------    -------------    -------------
Total expenses before reductions and
  reimbursements                                                  3,473,917       25,638,422        9,834,765        3,649,929
Less reductions (Note 8)                                           (103,390)        (384,778)        (351,057)         (71,170)
                                                              -------------    -------------    -------------    -------------
Total expenses net of reductions and
  reimbursements                                                  3,370,527       25,253,644        9,483,708        3,578,759
                                                              -------------    -------------    -------------    -------------
NET INVESTMENT INCOME (LOSS)                                      2,152,140       (1,093,413)      (5,368,111)       1,701,546
                                                              -------------    -------------    -------------    -------------
NET REALIZED AND UNREALIZED
  GAIN (LOSS) (NOTE 3):
Net realized loss on sale of investments                         (2,987,420)    (184,511,480)    (115,374,342)     (28,302,319)
Net realized loss on futures contracts and foreign
  currency transactions                                                  --         (616,804)              --         (549,969)
Net change in unrealized appreciation
  (depreciation) of investments                                 (16,208,665)    (326,552,942)       3,042,933      (42,481,714)
Net change in unrealized appreciation
  (depreciation) on futures contracts and foreign
  currency                                                               --           88,625               --          663,291
                                                              -------------    -------------    -------------    -------------
NET LOSS                                                        (19,196,085)    (511,592,601)    (112,331,409)     (70,670,711)
                                                              -------------    -------------    -------------    -------------
NET DECREASE IN NET
  ASSETS RESULTING FROM OPERATIONS                            $ (17,043,945)   $(512,686,014)   $(117,699,520)   $ (68,969,165)
                                                              =============    =============    =============    =============

----------
 + Interest income includes securities lending income of:     $      60,275    $     363,337    $     485,013    $     172,293

                       See Notes to Financial Statements.

                                       57

                                                                                     BROAD          MID/SMALL       OVERSEAS
                                                    CORE BOND      500 STOCK         MARKET          COMPANY         EQUITY
                                                      INDEX          INDEX           INDEX            INDEX          INDEX
                                                  ------------    ------------    ------------    ------------    ------------
INVESTMENT INCOME:
Dividends*                                        $         --    $  3,081,590    $  6,296,497    $    621,833    $    762,765
Interest*                                           25,189,331         143,835         357,891          68,025          55,444
Foreign taxes withheld on dividends*                        --         (13,703)        (23,105)            (17)        (92,001)
Expenses*                                             (334,036)       (118,462)       (417,718)        (58,839)       (105,501)
                                                  ------------    ------------    ------------    ------------    ------------
Total investment income                             24,855,295       3,093,260       6,213,565         631,002         620,707
                                                  ------------    ------------    ------------    ------------    ------------
EXPENSES:
Audit                                                   12,607           8,256          24,438           2,201           1,517
Legal                                                   39,566          34,923          35,007           6,000           4,584
Meetings                                                 2,832           2,058           3,426             516             320
Custodian                                               25,981          24,773          28,983          22,395          15,756
Advisory Class I                                       157,782          48,545         137,546          15,048          15,317
Advisory Class II                                       50,852          70,101         114,644          14,330           4,275
Fund services Class I                                  473,346         145,636         412,688          45,145          50,367
Fund services Class II                                  50,852          70,101         114,628          14,330           4,275
Printing                                                 7,175           4,894          10,560           1,042             869
Registration                                            31,701          37,914              --          14,789           1,780
Investor services Class I                              473,346         145,636         412,688          45,145          50,367
Investor services Class II                              50,852          70,101         114,644          14,330           4,275
Administration                                          69,230          41,744          66,191          10,356           7,408
Insurance                                                6,961           4,806           8,512           1,069             780
Membership                                               2,183           1,337           2,913             341             466
                                                  ------------    ------------    ------------    ------------    ------------
Total expenses                                       1,455,266         710,825       1,486,868         207,037         162,356
                                                  ------------    ------------    ------------    ------------    ------------
NET INVESTMENT INCOME                               23,400,029       2,382,435       4,726,697         423,965         458,351
                                                  ------------    ------------    ------------    ------------    ------------
NET REALIZED AND UNREALIZED
  GAIN (LOSS) (NOTE 3):
Net realized gain (loss) on sale of investments      3,770,048      (7,430,380)    (11,036,878)     (3,821,523)     (2,016,479)
Net realized loss on futures contracts and
  foreign currency transactions                             --              --              --              --        (211,239)
Net change in unrealized appreciation
  (depreciation) of investments                      5,887,209     (26,336,128)    (59,873,929)     (3,263,446)     (8,478,417)
Net change in unrealized appreciation
  (depreciation) on futures contracts
  and foreign currency                                      --          89,661         698,831         (18,161)         (2,118)
                                                  ------------    ------------    ------------    ------------    ------------
NET GAIN (LOSS)                                      9,657,257     (33,676,847)    (70,211,976)     (7,103,130)    (10,708,253)
                                                  ------------    ------------    ------------    ------------    ------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                       $ 33,057,286    $(31,294,412)   $(65,485,279)   $ (6,679,165)   $(10,249,902)
                                                  ============    ============    ============    ============    ============

----------
 * Allocated from Master Investment Portfolio (Note 1)

                       See Notes to Financial Statements.

                                       58

                                                                             MODEL PORTFOLIOS
                                              ----------------------------------------------------------------------------
                                                SAVINGS       CONSERVATIVE    TRADITIONAL      LONG-TERM       ALL-EQUITY
                                                ORIENTED        GROWTH          GROWTH           GROWTH         GROWTH
                                              ------------    ------------    ------------    ------------    ------------
INVESTMENT INCOME:
Dividends                                     $  4,809,710    $  8,626,750    $ 12,191,446    $  7,467,871    $     97,519
                                              ------------    ------------    ------------    ------------    ------------
Total investment income                          4,809,710       8,626,750      12,191,446       7,467,871          97,519
                                              ------------    ------------    ------------    ------------    ------------
EXPENSES:
Audit                                                4,085           8,825          17,702          16,449             722
Legal                                               10,274          22,192          44,514          41,363           1,819
Meetings                                               960           2,073           4,158           3,863             168
Custodian                                           23,116          25,490          29,269          28,714           8,385
Advisory                                           122,623         260,665         522,596         484,933          23,763
Printing                                             2,077           4,486           8,998           8,361             367
Registration                                        12,739          17,593          39,096          37,702           7,380
Administration                                      36,952          51,824          84,673          79,024           4,159
Insurance                                            2,246           4,854           9,736           9,047             396
Membership                                             630           1,391           2,806           2,622             174
                                              ------------    ------------    ------------    ------------    ------------
Total expenses                                     215,702         399,393         763,548         712,078          47,333
                                              ------------    ------------    ------------    ------------    ------------
NET INVESTMENT INCOME                            4,594,008       8,227,357      11,427,898       6,755,793          50,186
                                              ------------    ------------    ------------    ------------    ------------
NET REALIZED AND UNREALIZED
  GAIN (LOSS) (NOTE 3):
Net realized gain on sale of investments         3,124,705       7,934,907      24,346,021      25,202,072         827,551
Net change in unrealized appreciation
  (depreciation) of investments                 (4,156,813)    (15,729,059)    (54,258,560)    (66,324,871)     (3,032,469)
                                              ------------    ------------    ------------    ------------    ------------
NET LOSS                                        (1,032,108)     (7,794,152)    (29,912,539)    (41,122,799)     (2,204,918)
                                              ------------    ------------    ------------    ------------    ------------
NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM OPERATIONS            $  3,561,900    $    433,205    $(18,484,641)   $(34,367,006)   $ (2,154,732)
                                              ============    ============    ============    ============    ============

                       See Notes to Financial Statements.

                               VANTAGEPOINT FUNDS

                       STATEMENTS OF CHANGES IN NET ASSETS

                                                             MONEY MARKET                  INCOME PRESERVATION
                                                    ------------------------------    ------------------------------
                                                                                                          FOR THE
                                                                                                        PERIOD FROM
                                                       FOR THE          FOR THE          FOR THE        DECEMBER 4,
                                                     YEAR ENDED        YEAR ENDED      YEAR ENDED        2000* TO
                                                     DECEMBER 31,     DECEMBER 31,     DECEMBER 31,     DECEMBER 31,
                                                        2001             2000             2001             2000
                                                    -------------    -------------    -------------    -------------
INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS:
  Net investment income                             $   3,781,100    $   5,183,420    $  18,542,632    $   1,612,332
  Net realized gain (loss) on sale of
    investments and futures contracts                          --               --        4,356,896          256,781
  Net change in unrealized appreciation
    (depreciation) of investments,
    wrapper agreements, futures contracts
    and written options                                        --               --       (4,331,513)        (256,781)
                                                    -------------    -------------    -------------    -------------
  Net increase (decrease) in net assets
    resulting from operations                           3,781,100        5,183,420       18,568,015        1,612,332
                                                    -------------    -------------    -------------    -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                (3,781,100)      (5,183,420)     (18,035,788)      (1,612,332)
  Net realized gain on investments                             --               --       (9,198,918)              --
  Return of Capital                                            --               --         (532,227)              --
                                                    -------------    -------------    -------------    -------------
    Total distributions                                (3,781,100)      (5,183,420)     (27,766,933)      (1,612,332)
                                                    -------------    -------------    -------------    -------------
CAPITAL SHARE TRANSACTIONS:
  Capital contributed in (Note 1)                              --               --               --      325,137,862
  Proceeds from sale of shares                         73,580,928       89,078,983      118,426,186        4,328,686
  Reinvestment of distributions                         3,781,100        5,183,420       18,568,015        1,612,332
  Reverse stock split (Note 10)                                --               --        9,198,918               --
  Value of shares redeemed                            (51,094,799)     (77,650,415)     (57,221,263)      (1,941,621)
                                                    -------------    -------------    -------------    -------------
    Net increase (decrease) from capital
      share transactions                               26,267,229       16,611,988       88,971,856      329,137,259
                                                    -------------    -------------    -------------    -------------
  Total increase (decrease) in net assets              26,267,229       16,611,988       79,772,938      329,137,259
                                                    -------------    -------------    -------------    -------------
NET ASSETS at beginning of year                        93,384,858       76,772,870      329,137,259               --
                                                    -------------    -------------    -------------    -------------
NET ASSETS at end of year                           $ 119,652,087    $  93,384,858    $ 408,910,197    $ 329,137,259
                                                    =============    =============    =============    =============

SHARE TRANSACTIONS:
  Capital shares issued from contributed
    capital (Note 1)                                           --               --               --        3,174,024
  Number of shares sold                                73,580,928       89,078,983        1,163,005           42,257
  Number of shares issued through
    reinvestment of dividends and distributions         3,781,100        5,183,420          272,141           15,739
  Number of shares redeemed                           (51,094,799)     (77,650,415)        (559,110)         (18,954)
                                                    -------------    -------------    -------------    -------------
    Net increase (decrease) in shares outstanding      26,267,229       16,611,988          876,036        3,213,066
                                                    =============    =============    =============    =============

----------
 *  --Commencement of operations

                       See Notes to Financial Statements.

                                       60


                                                         US GOVERNMENT SECURITIES                 ASSET ALLOCATION
                                                    ----------------------------------    ----------------------------------
                                                       FOR THE           FOR THE             FOR THE            FOR THE
                                                     YEAR ENDED        YEAR ENDED          YEAR ENDED         YEAR ENDED
                                                    DECEMBER 31,      DECEMBER 31,        DECEMBER 31,       DECEMBER 31,
                                                        2001              2000                2001               2000
                                                    ---------------    ---------------    ---------------    ---------------
INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS:
  Net investment income                             $     5,370,312    $     3,919,272    $    19,792,099    $    27,118,178
  Net realized gain (loss) on sale of
    investments and futures contracts                     5,726,126         (1,191,522)       102,002,097         16,047,129
  Net change in unrealized appreciation
    (depreciation) of investments and
    futures contracts                                    (3,643,331)         5,470,757       (176,642,318)       (50,151,394)
                                                    ---------------    ---------------    ---------------    ---------------
  Net increase (decrease) in net assets
    resulting from operations                             7,453,107          8,198,507        (54,848,122)        (6,986,087)
                                                    ---------------    ---------------    ---------------    ---------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                  (5,416,030)        (3,911,961)       (19,180,435)       (27,245,577)
  Net realized gain on investments                               --                 --       (103,172,139)       (16,107,375)
  In excess of net realized gain on investments                  --                 --       (114,357,807)                --
  Return of Capital                                              --                 --        (26,801,404)                --
                                                    ---------------    ---------------    ---------------    ---------------
    Total distributions                                  (5,416,030)        (3,911,961)      (263,511,785)       (43,352,952)
                                                    ---------------    ---------------    ---------------    ---------------
CAPITAL SHARE TRANSACTIONS:
  Capital contributed in (Note 1)                                --                 --                 --                 --
  Proceeds from sale of shares                           94,598,854         35,888,765         58,612,692        144,537,432
  Reinvestment of distributions                           5,416,030          3,911,961        263,511,785         43,352,952
  Value of shares redeemed                              (38,454,325)       (33,345,916)      (114,061,811)      (251,148,487)
                                                    ---------------    ---------------    ---------------    ---------------
    Net increase (decrease) from capital
      share transactions                                 61,560,559          6,454,810        208,062,666        (63,258,103)
                                                    ---------------    ---------------    ---------------    ---------------
  Total increase (decrease) in net assets                63,597,636         10,741,356       (110,297,241)      (113,597,142)
                                                    ---------------    ---------------    ---------------    ---------------
NET ASSETS at beginning of year                          87,209,152         76,467,796        986,504,274      1,100,101,416
                                                    ---------------    ---------------    ---------------    ---------------
NET ASSETS at end of year                           $   150,806,788    $    87,209,152    $   876,207,033    $   986,504,274
                                                    ===============    ===============    ===============    ===============

SHARE TRANSACTIONS:
  Capital shares issued from contributed
    capital (Note 1)                                             --                 --                 --                 --
  Number of shares sold                                   9,134,422          3,686,753          6,688,909         13,303,636
  Number of shares issued through
    reinvestment of dividends and distributions             527,085            405,049         41,563,373          4,352,706
  Number of shares redeemed                              (3,740,335)        (3,481,702)       (12,831,331)       (23,520,933)
                                                    ---------------    ---------------    ---------------    ---------------
    Net increase (decrease) in shares outstanding         5,921,172            610,100         35,420,951         (5,864,591)
                                                    ===============    ===============    ===============    ===============

----------
 *  --Commencement of operations

                       See Notes to Financial Statements.

                                                             EQUITY INCOME                   GROWTH & INCOME
                                                    ------------------------------    ------------------------------
                                                       FOR THE          FOR THE          FOR THE         FOR THE
                                                     YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
                                                     DECEMBER 31,     DECEMBER 31,     DECEMBER 31,     DECEMBER 31,
                                                         2001            2000             2001             2000
                                                    -------------    -------------    -------------    -------------
INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS:
  Net investment income                             $   8,235,940    $   9,237,546    $   2,152,140    $   1,803,869
  Net realized gain (loss) on sale of
    investments                                        10,061,226       15,496,839       (2,987,420)      35,783,394
  Net change in unrealized appreciation
    (depreciation) of investments                      (3,276,378)      48,954,985      (16,208,665)     (26,360,169)
                                                    -------------    -------------    -------------    -------------
  Net increase (decrease) in net assets
    resulting from operations                          15,020,788       73,689,370      (17,043,945)      11,227,094
                                                    -------------    -------------    -------------    -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                (8,055,306)      (9,259,771)      (2,187,827)      (1,779,721)
  Net realized gain on investments                    (21,333,733)      (7,388,130)              --      (44,519,809)
  In excess of net realized gain on investments       (57,261,552)              --      (28,824,850)              --
  Return of Capital                                    (1,953,056)              --       (2,512,838)              --
                                                    -------------    -------------    -------------    -------------
    Total distributions                               (88,603,647)     (16,647,901)     (33,525,515)     (46,299,530)
                                                    -------------    -------------    -------------    -------------
CAPITAL SHARE TRANSACTIONS:
  Proceeds from sale of shares                        161,810,064      159,316,405      110,061,667      161,781,625
  Reinvestment of distributions                        88,603,647       16,647,901       33,525,515       46,299,530
  Value of shares redeemed                            (71,709,649)    (196,741,765)     (32,869,193)     (31,934,305)
                                                    -------------    -------------    -------------    -------------
    Net increase (decrease) from capital
     share transactions                               178,704,062      (20,777,459)     110,717,989      176,146,850
                                                    -------------    -------------    -------------    -------------
  Total increase in net assets                        105,121,203       36,264,010       60,148,529      141,074,414
                                                    -------------    -------------    -------------    -------------
NET ASSETS at beginning of year                       522,954,205      486,690,195      376,136,872      235,062,458
                                                    -------------    -------------    -------------    -------------
NET ASSETS at end of year                           $ 628,075,408    $ 522,954,205    $ 436,285,401    $ 376,136,872
                                                    =============    =============    =============    =============
SHARE TRANSACTIONS:
  Number of shares sold                                19,944,999       21,429,550       11,021,496       13,244,991
  Number of shares issued through
    reinvestment of dividends and distributions        13,126,464        2,042,687        3,762,681        4,275,118
  Number of shares redeemed                            (9,020,145)     (27,325,800)      (3,379,288)      (2,607,617)
                                                    -------------    -------------    -------------    -------------
    Net increase (decrease) in shares outstanding      24,051,318       (3,853,563)      11,404,889       14,912,492
                                                    =============    =============    =============    =============

                       See Notes to Financial Statements.

                                       62

                                                                GROWTH                       AGGRESSIVE OPPORTUNITIES
                                                  ----------------------------------    ----------------------------------
                                                       FOR THE           FOR THE            FOR THE           FOR THE
                                                      YEAR ENDED        YEAR ENDED         YEAR ENDED        YEAR ENDED
                                                     DECEMBER 31,      DECEMBER 31,       DECEMBER 31,      DECEMBER 31,
                                                         2001              2000               2001              2000
                                                  ---------------    ---------------    ---------------    ---------------
INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS:
  Net investment loss                             $    (1,093,413)   $    (2,577,149)   $    (5,368,111)   $    (2,378,752)
  Net realized gain (loss) on sale of
    investments, futures contracts and
    foreign currency transactions                    (185,128,284)       510,484,105       (115,374,342)       105,231,171
  Net change in unrealized appreciation
    (depreciation) of investments,
    futures contracts and foreign currency           (326,464,317)      (599,371,533)         3,042,933       (203,974,757)
                                                  ---------------    ---------------    ---------------    ---------------
  Net decrease in net assets
    resulting from operations                        (512,686,014)       (91,464,577)      (117,699,520)      (101,122,338)
                                                  ---------------    ---------------    ---------------    ---------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                        --         (6,184,344)                --                 --
  Net realized gain on investments                             --       (544,780,245)                --       (150,421,648)
  In excess of net realized gain on investments      (220,092,786)                --           (337,032)                --
  Return of Capital                                   (25,384,129)                --                 --                 --
                                                  ---------------    ---------------    ---------------    ---------------
    Total distributions                              (245,476,915)      (550,964,589)          (337,032)      (150,421,648)
                                                  ---------------    ---------------    ---------------    ---------------
CAPITAL SHARE TRANSACTIONS:
  Proceeds from sale of shares                        282,819,549        624,616,363        235,623,000        498,485,869
  Reinvestment of distributions                       245,476,915        550,964,589            337,032        150,421,648
  Value of shares redeemed                           (309,205,412)      (545,229,291)      (149,791,954)      (177,952,943)
                                                  ---------------    ---------------    ---------------    ---------------
    Net increase from capital
      share transactions                              219,091,052        630,351,661         86,168,078        470,954,574
                                                  ---------------    ---------------    ---------------    ---------------
  Total increase (decrease) in net assets            (539,071,877)       (12,077,505)       (31,868,474)       219,410,588
                                                  ---------------    ---------------    ---------------    ---------------
NET ASSETS at beginning of year                     3,349,617,875      3,361,695,380        850,915,356        631,504,768
                                                  ---------------    ---------------    ---------------    ---------------
NET ASSETS at end of year                         $ 2,810,545,998    $ 3,349,617,875    $   819,046,882    $   850,915,356
                                                  ===============    ===============    ===============    ===============
SHARE TRANSACTIONS:
  Number of shares sold                                32,362,927         44,393,041         22,969,744         30,243,616
  Number of shares issued through
    reinvestment of dividends and distributions        31,633,612         51,157,343             36,474         12,726,028
  Number of shares redeemed                           (35,423,636)       (39,008,673)       (14,646,955)       (10,909,348)
                                                  ---------------    ---------------    ---------------    ---------------
    Net increase in shares outstanding                 28,572,903         56,541,711          8,359,263         32,060,296
                                                  ===============    ===============    ===============    ===============

                       See Notes to Financial Statements.

                                       63

                                                                                             INTERNATIONAL
                                                                                     ------------------------------
                                                                                        FOR THE          FOR THE
                                                                                       YEAR ENDED      YEAR ENDED
                                                                                      DECEMBER 31,     DECEMBER 31,
                                                                                          2001             2000
                                                                                     -------------    -------------
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:
  Net investment income                                                              $   1,701,546    $   1,540,856
  Net realized gain (loss) on sale of investments and foreign currency transactions    (28,852,288)      22,919,878
  Net change in unrealized depreciation of investments and foreign currency            (41,818,423)     (77,592,144)
                                                                                     -------------    -------------
  Net decrease in net assets resulting from operations                                 (68,969,165)     (53,131,410)
                                                                                     -------------    -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                                                         --       (3,407,798)
  Net realized gain on investments                                                              --      (23,986,746)
  In excess of net realized gain on investments                                         (8,528,037)              --
  Return of Capital                                                                     (3,768,095)              --
                                                                                     -------------    -------------
    Total distributions                                                                (12,296,132)     (27,394,544)
                                                                                     -------------    -------------
CAPITAL SHARE TRANSACTIONS:
  Proceeds from sale of shares                                                          81,380,363      142,848,932
  Reinvestment of distributions                                                         12,296,132       27,394,544
  Value of shares redeemed                                                             (34,588,453)     (80,120,555)
                                                                                     -------------    -------------
    Net increase from capital share transactions                                        59,088,042       90,122,921
                                                                                     -------------    -------------
  Total increase (decrease) in net assets                                              (22,177,255)       9,596,967
                                                                                     -------------    -------------
NET ASSETS at beginning of year                                                        326,533,976      316,937,009
                                                                                     -------------    -------------
NET ASSETS at end of year                                                            $ 304,356,721    $ 326,533,976
                                                                                     =============    =============
SHARE TRANSACTIONS:
  Number of shares sold                                                                  8,948,769       10,971,768
  Number of shares issued through reinvestment of dividends and distributions            1,546,685        2,553,079
  Number of shares redeemed                                                             (3,782,816)      (6,141,119)
                                                                                     -------------    -------------
    Net increase in shares outstanding                                                   6,712,638        7,383,728
                                                                                     =============    =============

                       See Notes to Financial Statements.

                                       64

                                                            CORE BOND INDEX                   500 STOCK INDEX
                                                    ------------------------------    ------------------------------
                                                       FOR THE          FOR THE          FOR THE          FOR THE
                                                      YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
                                                     DECEMBER 31,     DECEMBER 31,     DECEMBER 31,     DECEMBER 31,
                                                         2001             2000             2001             2000
                                                    -------------    -------------    -------------    -------------
INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS:
  Net investment income                             $  23,400,029    $  21,555,363    $   2,382,435    $   2,358,809
  Net realized gain (loss) on sale of
    investments and futures contracts                   3,770,048       (5,563,147)      (7,430,380)      15,409,447
  Net change in unrealized appreciation
    (depreciation) of investments and
    futures contracts                                   5,887,209       21,960,528      (26,246,467)     (43,105,304)
                                                    -------------    -------------    -------------    -------------
  Net increase (decrease) in net assets
    resulting from operations                          33,057,286       37,952,744      (31,294,412)     (25,337,048)
                                                    -------------    -------------    -------------    -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income--Class I                      (18,802,590)     (17,238,684)        (812,013)        (687,964)
  Net investment income--Class II                      (6,291,447)      (4,250,586)      (1,638,567)      (1,487,522)
  Net realized gain on investments--Class I                    --               --               --       (1,955,075)
  Net realized gain on investments--Class II                   --               --               --       (3,042,247)
  Return of Capital--ClassI                               (27,631)              --         (151,289)              --
  Return of Capital--Class II                              (8,910)              --         (218,426)              --
                                                    -------------    -------------    -------------    -------------
    Total distributions                               (25,130,578)     (21,489,270)      (2,820,295)      (7,172,808)
                                                    -------------    -------------    -------------    -------------
CAPITAL SHARE TRANSACTIONS:
  Proceeds from sale of shares--Class I                87,037,532       52,204,448       20,952,965       31,407,555
  Proceeds from sale of shares--Class II               51,939,920       41,459,895       43,862,293       84,601,060
  Reinvestment of distributions--Class I               18,830,221       17,238,684          963,302        2,643,038
  Reinvestment of distributions--Class II               6,300,357        4,250,582        1,856,993        4,529,760
  Value of shares redeemed--Class I                   (61,607,338)     (51,061,988)     (10,828,416)     (56,861,929)
  Value of shares redeemed--Class II                  (25,083,962)     (15,148,574)     (30,795,586)     (38,262,731)
                                                    -------------    -------------    -------------    -------------
    Net increase from capital share transactions       77,416,730       48,943,047       26,011,551       28,056,753
                                                    -------------    -------------    -------------    -------------
  Total increase (decrease) in net assets              85,343,438       65,406,521       (8,103,156)      (4,453,103)
                                                    -------------    -------------    -------------    -------------
NET ASSETS at beginning of year                       375,301,198      309,894,677      250,154,900      254,608,003
                                                    -------------    -------------    -------------    -------------
NET ASSETS at end of year                           $ 460,644,636    $ 375,301,198    $ 242,051,744    $ 250,154,900
                                                    =============    =============    =============    =============
SHARE TRANSACTIONS:
  Number of shares sold--Class I                        8,626,636        5,509,030        2,215,139        2,736,175
  Number of shares issued through reinvestment
    of dividends and distributions--Class I             1,872,613        1,809,989          110,852          253,407
  Number of shares redeemed--Class I                   (6,108,042)      (5,348,160)      (1,206,564)      (4,763,074)
                                                    -------------    -------------    -------------    -------------
    Net increase (decrease) in shares
    outstanding--Class I                                4,391,207        1,970,859        1,119,427       (1,773,492)
                                                    =============    =============    =============    =============
  Number of shares sold--Class II                       5,123,520        4,314,922        4,998,381        7,503,776
  Number of shares issued through reinvestment of
    dividends and distributions--Class II                 624,338          444,572          224,546          455,252
  Number of shares redeemed--Class II                  (2,492,175)      (1,581,915)      (3,467,372)      (3,475,243)
                                                    -------------    -------------    -------------    -------------
    Net increase in shares outstanding--Class II        3,255,683        3,177,579        1,755,555        4,483,785
                                                    =============    =============    =============    =============

                       See Notes to Financial Statements.

                                       65

                                                     BROAD MARKET INDEX              MID/SMALL COMPANY INDEX
                                               ------------------------------    ------------------------------
                                                  FOR THE          FOR THE         FOR THE           FOR THE
                                                 YEAR ENDED       YEAR ENDED      YEAR ENDED        YEAR ENDED
                                                DECEMBER 31,     DECEMBER 31,    DECEMBER 31,      DECEMBER 31,
                                                   2001             2000             2001             2000
                                               -------------    -------------    -------------    -------------
INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS:
  Net investment income                        $   4,726,697    $   5,315,967    $     423,965    $     434,435
  Net realized gain (loss) on sale of
    investments and futures contracts            (11,036,878)      59,568,903       (3,821,523)       1,089,801
  Net change in unrealized depreciation
    of investments and futures contracts         (59,175,098)    (133,286,442)      (3,281,607)     (18,591,038)
                                               -------------    -------------    -------------    -------------
  Net decrease in net assets
    resulting from operations                    (65,485,279)     (68,401,572)      (6,679,165)     (17,066,802)
                                               -------------    -------------    -------------    -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income--Class I                  (1,731,172)      (2,226,343)        (146,973)        (153,271)
  Net investment income--Class II                 (2,311,130)      (2,760,346)        (220,112)        (262,277)
  Net realized gain on investments--Class I       (2,658,602)     (18,606,649)        (225,226)        (830,960)
  Net realized gain on investments--Class II      (2,616,558)     (15,635,969)        (234,399)        (886,683)
  Return of Capital--Class I                              --               --          (13,836)              --
  Return of Capital--Class II                             --               --          (13,168)              --
                                               -------------    -------------    -------------    -------------
    Total distributions                           (9,317,462)     (39,229,307)        (853,714)      (2,133,191)
                                               -------------    -------------    -------------    -------------
CAPITAL SHARE TRANSACTIONS:
  Proceeds from sale of shares--Class I           16,271,757       31,623,349        6,821,108       50,712,560
  Proceeds from sale of shares--Class II          53,516,091      145,700,254       12,655,660       48,241,760
  Reinvestment of distributions--Class I           4,389,774       20,832,992          386,036          984,228
  Reinvestment of distributions--Class II          4,927,688       18,396,315          467,678        1,148,959
  Value of shares redeemed--Class I              (35,679,525)    (203,533,634)      (6,677,078)     (30,057,166)
  Value of shares redeemed--Class II             (34,307,814)     (26,195,335)     (13,880,931)     (14,535,889)
                                               -------------    -------------    -------------    -------------
    Net increase (decrease) from capital
     share transactions                            9,117,971      (13,176,059)        (227,527)      56,494,452
                                               -------------    -------------    -------------    -------------
  Total increase (decrease) in net assets        (65,684,770)    (120,806,938)      (7,760,406)      37,294,459
                                               -------------    -------------    -------------    -------------
NET ASSETS at beginning of year                  561,833,418      682,640,356       68,138,706       30,844,247
                                               -------------    -------------    -------------    -------------
NET ASSETS at end of year                      $ 496,148,648    $ 561,833,418    $  60,378,300    $  68,138,706
                                               =============    =============    =============    =============
SHARE TRANSACTIONS:
  Number of shares sold--Class I                   1,784,797        2,644,661          658,108        3,432,532
  Number of shares issued through
    reinvestment of dividends and
    distributions--Class I                           525,720        2,048,476           41,734           85,585
  Number of shares redeemed--Class I              (4,084,926)     (16,417,804)        (680,293)      (2,126,046)
                                               -------------    -------------    -------------    -------------
    Net increase (decrease) in shares
     outstanding--Class I                         (1,774,409)     (11,724,667)          19,549        1,392,071
                                               =============    =============    =============    =============
  Number of shares sold--Class II                  6,468,658       12,186,450        1,306,980        3,445,610
  Number of shares issued through
    reinvestment of dividends and
    distributions--Class II                          622,181        1,902,412           52,845          104,260
  Number of shares redeemed--Class II             (3,989,596)      (2,351,805)      (1,389,678)      (1,130,057)
                                               -------------    -------------    -------------    -------------
    Net increase (decrease) in shares
      outstanding--Class II                        3,101,243       11,737,057          (29,853)       2,419,813
                                               =============    =============    =============    =============

                       See Notes to Financial Statements.

                                       66

                                                                                            OVERSEAS EQUITY INDEX
                                                                                          ----------------------------
                                                                                            FOR THE         FOR THE
                                                                                          YEAR ENDED       YEAR ENDED
                                                                                          DECEMBER 31,     DECEMBER 31,
                                                                                              2001            2000
                                                                                          ------------    ------------
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:
  Net investment income                                                                   $    458,351    $    645,987
  Net realized gain (loss) on sale of investments, futures contracts and foreign
    currency transactions                                                                   (2,227,718)      1,852,119
  Net change in unrealized depreciation of investments, futures contracts
    and foreign currency                                                                    (8,480,535)    (12,402,698)
                                                                                          ------------    ------------
  Net decrease in net assets resulting from operations                                     (10,249,902)     (9,904,592)
                                                                                          ------------    ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income--Class I                                                              (282,325)       (339,030)
  Net investment income--Class II                                                              (91,340)       (142,017)
  Net realized gain on investments--Class I                                                    (58,805)     (1,810,922)
  Net realized gain on investments--Class II                                                   (15,216)       (555,403)
  Return of Capital--Class I                                                                  (255,052)             --
  Return of Capital--Class II                                                                  (64,873)             --
                                                                                          ------------    ------------
    Total distributions                                                                       (767,611)     (2,847,372)
                                                                                          ------------    ------------
CAPITAL SHARE TRANSACTIONS:
  Proceeds from sale of shares--Class I                                                     14,734,883      26,670,817
  Proceeds from sale of shares--Class II                                                     6,353,886       8,958,155
  Reinvestment of distributions--Class I                                                       596,182       2,149,952
  Reinvestment of distributions--Class II                                                      171,429         697,420
  Value of shares redeemed--Class I                                                         (5,088,531)    (32,700,564)
  Value of shares redeemed--Class II                                                        (5,971,849)     (5,945,613)
                                                                                          ------------    ------------
    Net increase (decrease) from capital share transactions                                 10,796,000        (169,833)
                                                                                          ------------    ------------
  Total decrease in net assets                                                                (221,513)    (12,921,797)
                                                                                          ------------    ------------
NET ASSETS at beginning of year                                                             44,117,254      57,039,051
                                                                                          ------------    ------------
NET ASSETS at end of year                                                                 $ 43,895,741    $ 44,117,254
                                                                                          ============    ============
SHARE TRANSACTIONS:
  Number of shares sold--Class I                                                             1,713,021       2,248,368
  Number of shares issued through reinvestment of dividends and distributions--Class I          77,831         212,236
  Number of shares redeemed--Class I                                                          (582,339)     (2,886,049)
                                                                                          ------------    ------------
    Net increase (decrease) in shares outstanding--Class I                                   1,208,513        (425,445)
                                                                                          ============    ============
  Number of shares sold--Class II                                                              774,569         776,375
  Number of shares issued through reinvestment of dividends and distributions--Class II         23,580
                                                                                                                72,346
  Number of shares redeemed--Class II                                                         (717,382)       (523,741)
                                                                                          ------------    ------------
    Net increase in shares outstanding--Class II                                                80,767         324,980
                                                                                          ============    ============

                       See Notes to Financial Statements.

                                       67

                                                                           MODEL PORTFOLIOS
                                                   ----------------------------------------------------------------
                                                          SAVINGS ORIENTED                 CONSERVATIVE GROWTH
                                                   ------------------------------    ------------------------------
                                                                       FOR THE                           FOR THE
                                                                     PERIOD FROM                       PERIOD FROM
                                                      FOR THE        DECEMBER 4,        FOR THE        DECEMBER 4,
                                                    YEAR ENDED        2000* TO        YEAR ENDED       2000* TO
                                                    DECEMBER 31,     DECEMBER 31,     DECEMBER 31,     DECEMBER 31,
                                                       2001             2000              2001            2000
                                                   -------------    -------------    -------------    -------------
INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS:
  Net investment income                            $   4,594,008    $     635,117    $   8,227,357    $   1,383,302
  Net realized gain on sale of investments             3,124,705        1,790,402        7,934,907        9,896,030
  Net change in unrealized depreciation
    of investments                                    (4,156,813)      (1,316,158)     (15,729,059)      (7,317,460)
                                                   -------------    -------------    -------------    -------------
  Net increase in net assets resulting
    from operations                                    3,561,900        1,109,361          433,205        3,961,872
                                                   -------------    -------------    -------------    -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                               (7,661,282)        (610,096)     (14,002,741)      (1,339,293)
  Net realized gain on investments                    (4,407,990)        (507,117)     (12,988,555)      (4,842,382)
  In excess of net realized gain on investments       (1,938,786)              --       (5,812,353)              --
  Return of Capital                                     (691,580)              --       (2,197,371)              --
                                                   -------------    -------------    -------------    -------------
    Total distributions                              (14,699,638)      (1,117,213)     (35,001,020)      (6,181,675)
                                                   -------------    -------------    -------------    -------------
CAPITAL SHARE TRANSACTIONS:
  Capital contributed in (Note 1)                             --       97,607,204               --      230,670,592
  Proceeds from sale of shares                        57,501,046       48,985,571       89,955,808       78,507,280
  Reinvestment of distributions                       14,699,638        1,117,213       35,001,020        6,181,675
  Value of shares redeemed                           (25,126,167)     (46,609,586)     (46,258,116)     (76,457,544)
                                                   -------------    -------------    -------------    -------------
    Net increase from capital share transactions      47,074,517      101,100,402       78,698,712      238,902,003
                                                   -------------    -------------    -------------    -------------
  Total increase in net assets                        35,936,779      101,092,550       44,130,897      236,682,200
                                                   -------------    -------------    -------------    -------------
NET ASSETS at beginning of year                      101,092,550               --      236,682,200               --
                                                   -------------    -------------    -------------    -------------
NET ASSETS at end of year                          $ 137,029,329    $ 101,092,550    $ 280,813,097    $ 236,682,200
                                                   =============    =============    =============    =============
SHARE TRANSACTIONS:
  Capital shares issued from
    contributed capital (Note 1)                              --        3,904,288               --        9,226,824
  Number of shares sold                                2,319,342        1,928,726        3,751,668        3,063,448
  Number of shares issued through
    reinvestment of dividends and distributions          657,114           44,528        1,697,431          249,161
  Number of shares redeemed                           (1,023,453)      (1,848,889)      (1,940,309)      (3,000,354)
                                                   -------------    -------------    -------------    -------------
    Net increase in shares outstanding                 1,953,003        4,028,653        3,508,790        9,539,079
                                                   =============    =============    =============    =============

----------
 *  --Commencement of operations

                       See Notes to Financial Statements.

                                                                           MODEL PORTFOLIOS
                                                   ----------------------------------------------------------------
                                                          TRADITIONAL GROWTH                    LONG-TERM GROWTH
                                                   ------------------------------    ------------------------------
                                                                       FOR THE                           FOR THE
                                                                     PERIOD FROM                       PERIOD FROM
                                                      FOR THE        DECEMBER 4,        FOR THE        DECEMBER 4,
                                                     YEAR ENDED        2000* TO        YEAR ENDED        2000* TO
                                                    DECEMBER 31,     DECEMBER 31,     DECEMBER 31,     DECEMBER 31,
                                                        2001            2000              2001            2000
                                                   -------------    -------------    -------------    -------------
INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS:
  Net investment income                            $  11,427,898    $   2,828,129    $   6,755,793    $   2,651,454
  Net realized gain on sale of investments            24,346,021       32,925,397       25,202,072       42,829,413
  Net change in unrealized depreciation
    of investments                                   (54,258,560)     (24,040,748)     (66,324,871)     (30,798,245)
                                                   -------------    -------------    -------------    -------------
  Net increase (decrease) in net assets
    resulting from operations                        (18,484,641)      11,712,778      (34,367,006)      14,682,622
                                                   -------------    -------------    -------------    -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                              (21,413,490)      (2,788,053)     (14,154,913)      (2,689,334)
  Net realized gain on investments                   (41,389,517)     (15,881,901)     (47,509,680)     (20,480,978)
  In excess of net realized gain on investments      (14,458,286)              --      (13,276,786)              --
  Return of Capital                                   (3,190,398)              --         (229,312)              --
                                                   -------------    -------------    -------------    -------------
    Total distributions                              (80,451,691)     (18,669,954)     (75,170,691)     (23,170,312)
                                                   -------------    -------------    -------------    -------------
CAPITAL SHARE TRANSACTIONS:
  Capital contributed in (Note 1)                             --      471,475,585               --      448,517,901
  Proceeds from sale of shares                       157,859,011      142,279,291      138,742,916      122,563,246
  Reinvestment of distributions                       80,451,691       18,669,954       75,170,691       23,170,312
  Value of shares redeemed                           (57,807,641)    (135,676,915)     (38,550,364)    (118,241,367)
                                                   -------------    -------------    -------------    -------------
    Net increase from capital share transactions     180,503,061      496,747,915      175,363,243      476,010,092
                                                   -------------    -------------    -------------    -------------
  Total increase in net assets                        81,566,729      489,790,739       65,825,546      467,522,402
                                                   -------------    -------------    -------------    -------------
NET ASSETS at beginning of year                      489,790,739               --      467,522,402               --
                                                   -------------    -------------    -------------    -------------
NET ASSETS at end of year                          $ 571,357,468    $ 489,790,739    $ 533,347,948    $ 467,522,402
                                                   =============    =============    =============    =============
SHARE TRANSACTIONS:
  Capital shares issued from
    contributed capital (Note 1)                              --       18,859,023               --       17,940,716
  Number of shares sold                                6,875,408        5,532,840        6,284,276        4,718,972
  Number of shares issued through
    reinvestment of dividends and distributions        4,272,528          757,709        4,249,332          944,570
  Number of shares redeemed                           (2,543,437)      (5,271,770)      (1,758,188)      (4,547,879)
                                                   -------------    -------------    -------------    -------------
    Net increase in shares outstanding                 8,604,499       19,877,802        8,775,420       19,056,379
                                                   =============    =============    =============    =============

----------
 *  --Commencement of operations

                       See Notes to Financial Statements.

                                                                                      MODEL PORTFOLIOS
                                                                                ----------------------------
                                                                                     ALL-EQUITY GROWTH
                                                                                ----------------------------
                                                                                                  FOR THE
                                                                                                PERIOD FROM
                                                                                  FOR THE        DECEMBER 4,
                                                                                 YEAR ENDED       2000* TO
                                                                                DECEMBER 31,     DECEMBER 31,
                                                                                    2001            2000
                                                                                ------------    ------------
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:
  Net investment income                                                         $     50,186    $     70,481
  Net realized gain on sale of investments                                           827,551       1,319,861
  Net change in unrealized depreciation of investments                            (3,032,469)       (872,608)
                                                                                ------------    ------------
  Net increase (decrease) in net assets resulting from operations                 (2,154,732)        517,734
                                                                                ------------    ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                                             (622,721)        (71,480)
  Net realized gain on investments                                                (1,496,220)       (650,111)
  In excess of net realized gain on investments                                     (716,550)             --
  Return of Capital                                                                  (20,416)             --
                                                                                ------------    ------------
    Total distributions                                                           (2,855,907)       (721,591)
                                                                                ------------    ------------
CAPITAL SHARE TRANSACTIONS:
  Capital contributed in (Note 1)                                                         --       9,909,305
  Proceeds from sale of shares                                                    35,462,826       4,370,433
  Reinvestment of distributions                                                    2,855,907         721,591
  Value of shares redeemed                                                        (7,193,739)     (3,100,018)
                                                                                ------------    ------------
    Net increase from capital share transactions                                  31,124,994      11,901,311
                                                                                ------------    ------------
  Total increase in net assets                                                    26,114,355      11,697,454
                                                                                ------------    ------------
NET ASSETS at beginning of year                                                   11,697,454              --
                                                                                ------------    ------------
NET ASSETS at end of year                                                       $ 37,811,809    $ 11,697,454
                                                                                ============    ============
SHARE TRANSACTIONS:
  Capital shares issued from contributed capital (Note 1)                                 --         396,372
  Number of shares sold                                                            1,637,144         174,123
  Number of shares issued through reinvestment of dividends and distributions        163,288          29,732
  Number of shares redeemed                                                         (334,765)       (118,186)
                                                                                ------------    ------------
    Net increase in shares outstanding                                             1,465,667         482,041
                                                                                ============    ============

----------
 *  --Commencement of operations

                       See Notes to Financial Statements.

                       This Page Intentionally Left Blank

                               VANTAGEPOINT FUNDS

                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                           MONEY MARKET                           INCOME PRESERVATION
                                       --------------------------------------------     ---------------------------------
                                                                      FOR THE PERIOD                     FOR THE PERIOD
                                          FOR THE        FOR THE       FROM MARCH 1,       FOR THE       FROM DECEMBER 4,
                                        YEAR ENDED      YEAR ENDED      1999* TO          YEAR ENDED        2000* TO
                                       DECEMBER 31,    DECEMBER 31,    DECEMBER 31,      DECEMBER 31,     DECEMBER 31,
                                           2001           2000            1999              2001(a)          2000++
                                       ------------    ------------   -------------     -------------    ----------------
NET ASSET VALUE, BEGINNING OF PERIOD    $     1.00      $    1.00       $    1.00         $   100.00       $   100.00
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income                       0.04           0.06            0.04               5.06             0.47
  Net realized and unrealized gain
    on investments and futures and
    foreign currency transactions             0.00           0.00            0.00               0.00**           0.00
                                        ----------      ---------       ---------         ----------       ----------
TOTAL FROM INVESTMENT OPERATIONS              0.04           0.06            0.04               5.06             0.47
                                        ----------      ---------       ---------         ----------       ----------
LESS DISTRIBUTIONS:
  From net investment income                 (0.04)         (0.06)          (0.04)             (4.91)           (0.47)
  From net realized gains                     0.00           0.00            0.00              (2.44)            0.00
  Reverse stock split (Note 10)               0.00           0.00            0.00               2.44             0.00
  Return of Capital                             --             --              --              (0.15)              --
                                        ----------      ---------       ---------         ----------       ----------
TOTAL DISTRIBUTIONS                          (0.04)         (0.06)          (0.04)             (5.06)           (0.47)
                                        ----------      ---------       ---------         ----------       ----------
NET ASSET VALUE, END OF PERIOD          $     1.00      $    1.00       $    1.00         $   100.00       $    100.00
                                        ==========      =========       =========         ==========       ===========
Total return                                  3.70%          6.05%           4.00%++            5.18%            0.46%++
Ratios/Supplemental data:
  Net assets, end of period (000)       $  119,652      $  93,385       $  76,773         $  408,910       $  329,137
  Number of shares outstanding,
    end of period (000)                    119,652         93,385          76,773              4,089            3,213
Ratios to average net assets:
  Ratio of expenses to
   average net assets                         0.55%          0.55%           0.55%+             0.84%            0.78%+
  Ratio of net investment income
   to average net assets                      3.54%          5.89%           4.70%+             5.06%            6.90%+
  Ratio of expenses to average net
   assets prior to expense reductions
   and reimbursed expenses                    0.62%          0.61%           0.60%+              N/A              N/A
  Ratio of net investment
   income to average net assets
   prior to expense reductions and
   reimbursed expenses                        3.47%          5.83%           4.65%+              N/A              N/A
Portfolio turnover                             N/A            N/A             N/A                213%             139%++

----------
     +  --Annualized
    ++  --Not annualized
     *  --Commencement of operations
   (a) --The Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on debt securities. The effect of this change for the period ended December 31, 2001 was an increase in net investment income per share of less than $0.01, a decrease in net realized and unrealized gains and losses per share of less than $0.01, and an increase in the ratio of net investment income to average net assets of less than 0.01%. Per share data and ratios/supplemental data for the periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
   N/A  --Not applicable
    ++  --Per share amounts were restated to reflect a 0.9762 reverse stock split, effective October 31, 2001.
    **  --Rounds to less than $0.01

                       See Notes to Financial Statements.

                                                     US GOVERNMENT SECURITIES                         ASSET ALLOCATION
                                            ------------------------------------------  -------------------------------------------
                                                                        FOR THE PERIOD                              FOR THE PERIOD
                                              FOR THE        FOR THE     FROM MARCH 1,     FOR THE      FOR THE     FROM MARCH 1,
                                             YEAR ENDED     YEAR ENDED      1999* TO      YEAR ENDED   YEAR ENDED      1999* TO
                                            DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31, DECEMBER 31,   DECEMBER 31,
                                              2001(a)         2000           1999          2001(a)       2000           1999
                                            ------------   ------------  -------------   ------------ ------------  ---------------
NET ASSET VALUE, BEGINNING OF PERIOD         $   10.07      $   9.50       $   10.00     $    9.96    $   10.49       $    10.00
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                           0.46          0.53            0.44          0.21         0.29             0.24
  Net realized and unrealized gain (loss)
    on investments and futures and foreign
    currency transactions                         0.27          0.57           (0.50)        (0.83)       (0.36)            0.62
                                             ---------      ---------      ---------     ---------    ---------       ----------
TOTAL FROM INVESTMENT OPERATIONS                  0.73          1.10           (0.06)        (0.62)       (0.07)            0.86
                                             ---------      ---------      ---------     ---------    ---------       ----------
LESS DISTRIBUTIONS:
  From net investment income                     (0.46)        (0.53)          (0.44)        (0.21)       (0.29)           (0.24)
  From net realized gains                        (0.00)         0.00           (0.00)        (1.10)       (0.17)           (0.13)
  In excess of net realized gain
    on investments                                0.00          0.00            0.00         (1.22)        0.00             0.00
  Return of Capital                               0.00          0.00            0.00         (0.29)        0.00             0.00
                                             ---------      ---------      ---------     ---------    ---------       ----------
TOTAL DISTRIBUTIONS                              (0.46)        (0.53)          (0.44)        (2.82)       (0.46)           (0.37)
                                             ---------      ---------      ---------     ---------    ---------       ----------
NET ASSET VALUE, END OF PERIOD               $   10.34      $  10.07       $    9.50     $    6.52    $    9.96       $    10.49
                                             =========      =========      =========     =========    =========       ==========
Total return                                      7.42%        12.00%          -0.66%++      -5.42%       -0.71%            8.61%++
Ratios/Supplemental data:
  Net assets, end of period (000)            $ 150,807      $ 87,209       $  76,468     $ 876,207    $ 986,504       $1,100,101
  Number of shares outstanding,
    end of period (000)                         14,584         8,662           8,052       134,431       99,010          104,874
Ratios to average net assets:
  Ratio of expenses to average net assets         0.64%         0.68%           0.66%+        0.75%        0.78%            0.80%+
  Ratio of net investment income
    to average net assets                         4.52%         5.54%           5.26%+        2.21%        2.61%            2.68%+
Portfolio turnover                                 278%          121%            176%++        107%          19%               6%++

----------
     +  --Annualized
    ++  --Not annualized
     *  --Commencement of operations
   (a) --The Funds have adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on debt securities. The effect of this change for the year ended December 31, 2001 was an increase in net investment income per share of less than $0.01, a decrease in net realized and unrealized gains and losses per share of less than $0.01, and an increase in the ratio of net investment income to average net assets of less than 0.01%. Per share data and ratios/supplemental data for the periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

                       See Notes to Financial Statements.

                                                         EQUITY INCOME                                  GROWTH & INCOME
                                            ----------------------------------------- ---------------------------------------------
                                                                                      FOR THE PERIOD                 FOR THE PERIOD
                                              FOR THE       FOR THE     FROM MARCH 1,     FOR THE        FOR THE     FROM MARCH 1,
                                             YEAR ENDED    YEAR ENDED     1999* TO      YEAR ENDED      YEAR ENDED     1999* TO
                                            DECEMBER 31,  DECEMBER 31,  DECEMBER 31,   DECEMBER 31,     DECEMBER 31,  DECEMBER 31,
                                               2001          2000          1999           2001             2000          1999
                                            ------------  ------------  -------------  -------------    ------------ --------------
NET ASSET VALUE, BEGINNING OF PERIOD         $    8.15     $    7.16     $   10.00      $   10.83       $   11.85    $    10.00
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                           0.11          0.15          0.18           0.05            0.06          0.01
  Net realized and unrealized gain (loss)
    on investments and futures and foreign
    currency transactions                         0.06          1.11         (0.68)         (0.62)           0.44          2.31
                                             ---------     ---------     ---------      ---------       ---------     ---------
TOTAL FROM INVESTMENT OPERATIONS                  0.17          1.26         (0.50)         (0.57)           0.50          2.32
                                             ---------     ---------     ---------      ---------       ---------     ---------
LESS DISTRIBUTIONS:
  From net investment income                     (0.11)        (0.15)        (0.18)         (0.05)          (0.06)        (0.01)
  From net realized gains                        (0.29)        (0.12)        (2.16)         (0.00)          (1.46)        (0.46)
  In excess of net realized gain
    on investments                               (0.78)         0.00          0.00          (0.70)           0.00          0.00
  Return of Capital                              (0.02)         0.00          0.00          (0.06)           0.00          0.00
                                             ---------     ---------     ---------      ---------       ---------     ---------
TOTAL DISTRIBUTIONS                              (1.20)        (0.27)        (2.34)         (0.81)          (1.52)        (0.47)
                                             ---------     ---------     ---------      ---------       ---------     ---------
NET ASSET VALUE, END OF PERIOD               $    7.12     $    8.15     $    7.16      $    9.45       $   10.83     $   11.85
                                             =========     =========     =========      =========       =========     =========
Total return                                      2.92%        17.56%        -4.60%++       -4.77%           4.21%        23.50%++
Ratios/Supplemental data:
  Net assets, end of period (000)            $ 628,075     $ 522,954     $ 486,690      $ 436,285       $ 376,137     $ 235,062
  Number of shares outstanding,
    end of period (000)                         88,186        64,135        67,988         46,150          34,745        19,833
Ratios to average net assets:
  Ratio of expenses to average net assets         0.92%         0.79%         0.75%+         0.85%           0.79%         0.94%+
  Ratio of net investment income
    to average net assets                         1.39%         2.06%         2.08%+         0.55%           0.61%         0.17%+
  Ratio of expenses to average net assets
   prior to expense reductions and
   reimbursed expenses                            0.94%         0.85%         0.76%+         0.88%           0.82%         0.96%+
  Ratio of net investment income to
   average net assets prior to expense
   reductions and reimbursed expenses             1.37%         2.00%         2.07%+         0.52%           0.58%         0.15%+
Portfolio turnover                                  16%           58%           77%++          58%             94%           51%++

----------
     +  --Annualized
    ++  --Not annualized
     *  --Commencement of operations

                       See Notes to Financial Statements.

                                                                GROWTH                               AGGRESSIVE OPPORTUNITIES
                                             ---------------------------------------------  ----------------------------------------
                                                                            FOR THE PERIOD                            FOR THE PERIOD
                                                 FOR THE        FOR THE      FROM MARCH 1,    FOR THE      FOR THE     FROM MARCH 1,
                                               YEAR ENDED      YEAR ENDED      1999* TO      YEAR ENDED   YEAR ENDED      1999* TO
                                              DECEMBER 31,    DECEMBER 31,   DECEMBER 31,   DECEMBER 31, DECEMBER 31,   DECEMBER 31,
                                                  2001           2000           1999           2001         2000           1999
                                              ------------    ------------  --------------  ------------ ------------ --------------
NET ASSET VALUE, BEGINNING OF PERIOD           $    10.77     $    13.21     $    10.00      $  11.82     $  15.82      $  10.00
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                      (0.00)         (0.01)          0.00**       (0.07)       (0.03)        (0.04)
  Net realized and unrealized gain (loss)
    on investments and futures and foreign
    currency transactions                           (1.69)         (0.33)          3.95         (1.56)       (1.45)         6.34
                                               ----------     ----------     ----------      --------     --------     ---------
TOTAL FROM INVESTMENT OPERATIONS                    (1.69)         (0.34)          3.95         (1.63)       (1.48)         6.30
                                               ----------     ----------     ----------      --------     --------     ---------
LESS DISTRIBUTIONS:
  From net investment income                        (0.00)         (0.02)         (0.00)**      (0.00)        0.00         (0.00)
  From net realized gains                           (0.00)         (2.08)         (0.74)         0.00        (2.52)        (0.48)
  In excess of net realized gain on investments     (0.72)          0.00           0.00         (0.00)**      0.00          0.00
  Return of Capital                                 (0.08)          0.00           0.00          0.00         0.00          0.00
                                               ----------     ----------     ----------      --------     --------     ---------
TOTAL DISTRIBUTIONS                                 (0.80)         (2.10)         (0.74)         0.00        (2.52)        (0.48)
                                               ----------     ----------     ----------      --------     --------     ---------
NET ASSET VALUE, END OF PERIOD                 $     8.28     $    10.77     $    13.21      $  10.19     $  11.82      $  15.82
                                               ==========     ==========     ==========      ========     ========     =========
Total return                                       -15.21%         -2.56%         40.03%++     -13.75%       -9.35%        63.39%++
Ratios/Supplemental data:
  Net assets, end of period (000)              $2,810,546     $3,349,618     $3,361,695      $819,047     $850,915      $631,505
  Number of shares outstanding,
    end of period (000)                           339,611        311,039        254,497        80,343       71,984        39,924
Ratios to average net assets:
  Ratio of expenses to average net assets            0.88%          0.84%          0.80%+        1.19%        1.24%         1.28%+
  Ratio of net investment loss
    to average net assets                           -0.04%         -0.07%         -0.01%+       -0.67%       -0.28%        -0.48%+
  Ratio of expenses to average net assets
   prior to expense reductions and
   reimbursed expenses                               0.89%          0.86%          0.81%+        1.24%        1.25%         1.28%+
  Ratio of net investment loss to average
   net assets prior to expense reductions
   and reimbursed expenses                          -0.05%         -0.09%         -0.02%+       -0.72%       -0.29%        -0.48%+
Portfolio turnover                                     40%            59%           129%++        102%          41%           50%++

----------
     +  --Annualized
    ++  --Not annualized
     *  --Commencement of operations
    **  --Rounds to less than $0.01

                       See Notes to Financial Statements.

                                                                                             INTERNATIONAL
                                                                             -----------------------------------------------
                                                                                                              FOR THE PERIOD
                                                                             FOR THE YEAR     FOR THE YEAR     FROM MARCH 1,
                                                                                ENDED            ENDED          1999* TO
                                                                             DECEMBER 31,     DECEMBER 31,     DECEMBER 31,
                                                                                 2001             2000             1999
                                                                             ------------     ------------     ------------
NET ASSET VALUE, BEGINNING OF PERIOD                                           $  10.73         $  13.76        $  10.00
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                                                            0.06             0.07            0.08
  Net realized and unrealized gain (loss) on investments and futures
    and foreign currency transactions                                             (2.23)           (2.12)           4.15
                                                                               ---------        ---------       ---------
TOTAL FROM INVESTMENT OPERATIONS                                                  (2.17)           (2.05)           4.23
                                                                               ---------        ---------       ---------
LESS DISTRIBUTIONS:
  From net investment income                                                      (0.00)           (0.12)          (0.15)
  From net realized gains                                                         (0.00)           (0.86)          (0.32)
  In excess of net realized gain on investments                                   (0.25)            0.00            0.00
  Return of Capital                                                               (0.11)            0.00            0.00
                                                                               ---------        ---------       ---------
TOTAL DISTRIBUTIONS                                                               (0.36)           (0.98)          (0.47)
                                                                               ---------        ---------       ---------
NET ASSET VALUE, END OF PERIOD                                                 $   8.20         $  10.73        $  13.76
                                                                               =========        =========       ========
Total return                                                                     -20.16%          -14.91%          42.62%++
Ratios/Supplemental data:
  Net assets, end of period (000)                                              $304,357         $326,534        $316,937
  Number of shares outstanding, end of period (000)                              37,135           30,423          23,039
Ratios to average net assets:
  Ratio of expenses to average net assets                                          1.18%            1.13%           1.12%+
  Ratio of net investment income to average net assets                             0.56%            0.46%           0.86%+
  Ratio of expenses to average net assets prior to expense reductions
   and reimbursed expenses                                                         1.20%            1.15%           1.14%+
  Ratio of net investment income to average net assets prior to expense
   reductions and reimbursed expenses                                              0.54%            0.44%           0.84%+
Portfolio turnover                                                                   37%              40%             29%++

----------
     +  --Annualized
    ++  --Not annualized
     *  --Commencement of operations

                       See Notes to Financial Statements.

                                                                                CORE BOND INDEX
                                               -----------------------------------------------------------------------------------
                                                                                                    FOR THE PERIOD  FOR THE PERIOD
                                                      FOR THE YEAR              FOR THE YEAR        FROM MARCH 1,   FROM APRIL 5,
                                                         ENDED                     ENDED               1999* TO       1999* TO
                                                      DECEMBER 31,              DECEMBER 31,         DECEMBER 31,    DECEMBER 31,
                                                         2001                      2000                1999             1999
                                               -------------------------     -------------------    -------------    -------------
                                               CLASS I(a)    CLASS II(a)     CLASS I   CLASS II        CLASS I        CLASS II
                                               -----------  ------------     -------- ----------    -------------    -------------
NET ASSET VALUE, BEGINNING OF PERIOD           $     9.85    $      9.88     $   9.41   $   9.43      $   10.00      $    10.00
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                              0.52           0.55         0.60       0.62           0.49            0.45
  Net realized and unrealized gain (loss)
    on investments and futures and
    foreign currency                                 0.30           0.29         0.44       0.45          (0.59)          (0.57)
                                               -----------   ------------    ---------  ---------     ----------      ----------
TOTAL FROM INVESTMENT OPERATIONS                     0.82           0.84         1.04       1.07          (0.10)          (0.12)
                                               -----------   ------------    ---------  ---------     ----------      ----------
LESS DISTRIBUTIONS:
  From net investment income                        (0.60)         (0.62)       (0.60)     (0.62)         (0.49)          (0.45)
                                               -----------   ------------    ---------  ---------     ----------      ----------
TOTAL DISTRIBUTIONS                                 (0.60)         (0.62)       (0.60)     (0.62)         (0.49)          (0.45)
                                               -----------   ------------    ---------  ---------     ----------      ----------
NET ASSET VALUE, END OF PERIOD                 $    10.07    $     10.10     $   9.85   $   9.88      $    9.41      $     9.43
                                               ===========   ============    =========  =========     ==========     ===========
Total return                                         8.51%          8.71%       11.43%     11.73%         -1.05%++        -1.19%++
Ratios/Supplemental data:
  Net assets, end of period (000)              $  343,980    $   116,664     $293,330   $ 81,972      $ 261,607      $   48,288
  Number of shares outstanding,
    end of period (000)                            34,158         11,552       29,767      8,296         27,796           5,118
Ratios to average net assets:
  Ratio of expenses to average net assets**          0.48%          0.28%        0.47%      0.27%          0.47%+          0.27%+
  Ratio of net investment income
    to average net assets                            5.58%          5.78%        6.30%      6.53%          5.99%+          6.26%+

----------
   +  --Annualized
  ++  --Not annualized
   *  --Commencement of operations
 (a) --The Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on debt securities. The effect of this change for the period ended December 31, 2001 was a decrease in net investment income per share of $0.08 and $0.07, for Class I and Class II, respectively, an increase in net realized and unrealized gains and losses per share of $0.08 and $0.07, for Class I and Class II, respectively, and a decrease in the ratio of net investment income to average net assets from 5.98% to 5.58% and from 6.17% to 5.78% for Class I and Class II, respectively. Per share data and ratios/supplemental data for the periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
  **  --Includes effect of expenses allocated from Master Investment Portfolio
        (Note 1)

                       See Notes to Financial Statements.

                                                                      500 STOCK INDEX
                                         --------------------------------------------------------------------------------------
                                                                                             FOR THE PERIOD   FOR THE PERIOD
                                             FOR THE YEAR               FOR THE YEAR         FROM MARCH 1,    FROM APRIL 5,
                                                ENDED                      ENDED              1999* TO          1999* TO
                                             DECEMBER 31,               DECEMBER 31,         DECEMBER 31,     DECEMBER 31,
                                                 2001                       2000                 1999              1999
                                         ---------------------      --------------------     --------------   --------------
                                         CLASS I     CLASS II       CLASS I     CLASS II       CLASS I           CLASS II
                                         --------   ----------      --------   ---------     --------------   --------------
NET ASSET VALUE, BEGINNING OF PERIOD    $   10.43   $     9.95     $   11.85   $    11.32     $   10.00         $    10.00

INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                      0.08         0.09          0.10         0.10          0.09               0.08
  Net realized and unrealized
    gain (loss) on investments and
    futures and foreign currency            (1.37)       (1.31)        (1.24)       (1.16)         1.86               1.36
                                        ----------  ----------     ----------  ----------     ---------         ----------
TOTAL FROM INVESTMENT OPERATIONS            (1.29)       (1.22)        (1.14)       (1.06)         1.95               1.44
                                        ----------  ----------     ----------  ----------     ---------         ----------
LESS DISTRIBUTIONS:
  From net investment income                (0.08)       (0.10)        (0.07)       (0.10)        (0.07)             (0.09)
  From net realized gains                   (0.00)       (0.00)        (0.21)       (0.21)        (0.03)             (0.03)
  Return of Capital                         (0.01)       (0.01)         0.00         0.00          0.00               0.00
                                        ----------  ----------     ----------  ----------     ---------         ----------
TOTAL DISTRIBUTIONS                         (0.09)       (0.11)        (0.28)       (0.31)        (0.10)             (0.12)
                                        ----------  ----------     ----------  ----------     ---------         ----------
NET ASSET VALUE, END OF PERIOD          $    9.05   $     8.62     $   10.43   $     9.95     $   11.85         $    11.32
                                        ==========  ==========     ==========  ==========     =========         ==========
Total return                               -12.29%      -12.17%        -9.61%       -9.36%        19.52%++           14.44%++
Ratios/Supplemental data:
  Net assets, end of period (000)       $  97,478   $  144,574     $ 100,732   $  149,423     $ 135,372         $  119,236
  Number of shares outstanding,
    end of period (000)                    10,774       16,772         9,654       15,016        11,428             10,532
Ratios to average net assets:
  Ratio of expenses to
    average net assets**                     0.47%        0.27%         0.44%        0.24%         0.44%+             0.24%+
  Ratio of net investment income
    to average net assets                    0.89%        1.09%         0.83%        1.02%         1.04%+             1.23%+

----------
   +  --Annualized
  ++  --Not annualized
   *  --Commencement of operations
  **  --Includes effect of expenses allocated from Master Investment Portfolio
        (Note 1)

                       See Notes to Financial Statements.

                                                                      BROAD MARKET INDEX
                                        -----------------------------------------------------------------------------------
                                                                                           FOR THE PERIOD    FOR THE PERIOD
                                            FOR THE YEAR              FOR THE YEAR         FROM MARCH 1,     FROM APRIL 5,
                                               ENDED                     ENDED                1999* TO          1999* TO
                                            DECEMBER 31,              DECEMBER 31,         DECEMBER 31,     DECEMBER 31,
                                                2001                      2000                 1999               1999
                                       ------------------------  ------------------------- --------------    --------------
                                        CLASS I      CLASS II     CLASS I       CLASS II      CLASS I           CLASS II
                                       ----------   -----------  ----------    ----------- --------------    --------------
NET ASSET VALUE, BEGINNING OF PERIOD   $   10.17    $     9.67   $   12.21     $    11.68    $    10.00        $    10.00
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                     0.08          0.09        0.11           0.10          0.10              0.09
  Net realized and unrealized
    gain (loss) on investments and
    futures and foreign currency           (1.30)        (1.24)      (1.42)         (1.35)         2.30              1.80
                                       ----------   -----------  ----------    -----------   -----------       -----------
TOTAL FROM INVESTMENT OPERATIONS           (1.22)        (1.15)      (1.31)         (1.25)         2.40              1.89
                                       ----------   -----------  ----------    -----------   -----------       -----------
LESS DISTRIBUTIONS:
  From net investment income               (0.06)        (0.08)      (0.08)         (0.11)        (0.09)            (0.11)
  From net realized gains                  (0.09)        (0.09)      (0.65)         (0.65)        (0.10)            (0.10)
                                       ----------   -----------  ----------    -----------   -----------       -----------
TOTAL DISTRIBUTIONS                        (0.15)        (0.17)      (0.73)         (0.76)        (0.19)            (0.21)
                                       ----------   -----------  ----------    -----------   -----------       -----------
NET ASSET VALUE, END OF PERIOD         $    8.80    $     8.35   $   10.17     $     9.67    $    12.21        $    11.68
                                       ==========   ===========  ==========    ===========   ===========       ===========
Total return                              -11.87%       -11.73%     -10.78%        -10.69%        24.07%++          19.01%++
Ratios/Supplemental data:
  Net assets, end of period (000)      $ 255,532    $  240,617   $ 313,268     $  248,565    $  519,581        $  163,050
  Number of shares outstanding,
    end of period (000)                   29,040        28,802      30,814         25,701        42,539            13,963
Ratios to average net assets:
  Ratio of expenses to
    average net assets**                    0.47%         0.27%       0.47%          0.27%         0.46%+            0.26%+
  Ratio of net investment income
    to average net assets                   0.85%         1.05%       0.74%          0.94%         0.99%+            1.18%+

----------
   +  --Annualized
  ++  --Not annualized
   *  --Commencement of operations
  **  --Includes effect of expenses allocated from Master Investment Portfolio
        (Note 1)

                       See Notes to Financial Statements.

                                                                       MID/SMALL COMPANY INDEX
                                        --------------------------------------------------------------------------------------
                                                                                              FOR THE PERIOD    FOR THE PERIOD
                                            FOR THE YEAR                 FOR THE YEAR         FROM MARCH 1,     FROM APRIL 5,
                                               ENDED                        ENDED                1999* TO         1999* TO
                                            DECEMBER 31,                 DECEMBER 31,         DECEMBER 31,       DECEMBER 31,
                                                2001                         2000                 1999               1999
                                        -----------------------   --------------------------  --------------     --------------
                                         CLASS I     CLASS II      CLASS I        CLASS II       CLASS I           CLASS II
                                        ---------   -----------   ----------     -----------  --------------     --------------
NET ASSET VALUE, BEGINNING OF PERIOD    $   11.50   $    11.02    $   13.92      $    13.37     $   10.00         $    10.00
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                      0.07         0.08         0.06            0.09          0.06               0.07
  Net realized and unrealized
    gain (loss) on investments and
    futures and foreign currency            (1.22)       (1.16)       (2.14)          (2.06)         4.02               3.48
                                        ----------  -----------   ----------     -----------    ----------        -----------
TOTAL FROM INVESTMENT OPERATIONS            (1.15)       (1.08)       (2.08)          (1.97)         4.08               3.55
                                        ----------  -----------   ----------     -----------    ----------        -----------
LESS DISTRIBUTIONS:
  From net investment income                (0.05)       (0.08)       (0.05)          (0.09)        (0.06)             (0.08)
  From net realized gains                   (0.08)       (0.08)       (0.29)          (0.29)        (0.10)             (0.10)
  Return of Capital                         (0.01)        0.00         0.00            0.00          0.00               0.00
                                        ----------  -----------   ----------     -----------    ----------        -----------
TOTAL DISTRIBUTIONS                         (0.14)       (0.16)       (0.34)          (0.38)        (0.16)             (0.18)
                                        ----------  -----------   ----------     -----------    ----------        -----------
NET ASSET VALUE, END OF PERIOD          $   10.21   $     9.78    $   11.50      $    11.02     $   13.92         $    13.37
                                        ==========  ===========   ==========     ===========    ==========        ===========
Total return                                -9.90%       -9.65%      -14.91%         -14.75%        40.90%++           35.64%++
Ratios/Supplemental data:
  Net assets, end of period (000)       $  30,220   $   30,158    $  33,805      $   34,334     $  21,548         $    9,296
  Number of shares outstanding,
    end of period (000)                     2,959        3,085        2,940           3,115         1,548                695
Ratios to average net assets:
  Ratio of expenses to
    average net assets**                     0.55%        0.35%        0.51%           0.31%         0.60%+             0.40%+
  Ratio of net investment income
    to average net assets                    0.63%        0.83%        0.52%           0.73%         0.75%+             0.97%+

----------
  +  --Annualized
 ++  --Not annualized
  *  --Commencement of operations
 **  --Includes effect of expenses allocated from Master Investment Portfolio
       (Note 1)

                       See Notes to Financial Statements.

                                                                           OVERSEAS EQUITY INDEX
                                          --------------------------------------------------------------------------------------
                                                                                              FOR THE PERIOD     FOR THE PERIOD
                                                FOR THE YEAR             FOR THE YEAR         FROM MARCH 1,       FROM APRIL 5,
                                                   ENDED                    ENDED                1999* TO          1999* TO
                                                DECEMBER 31,             DECEMBER 31,         DECEMBER 31,        DECEMBER 31,
                                                   2001                     2000                  1999               1999
                                          -----------------------    -----------------------  --------------     --------------
                                           CLASS I     CLASS II       CLASS I     CLASS II      CLASS I            CLASS II
                                          ----------  -----------    ----------  -----------  --------------     --------------
NET ASSET VALUE, BEGINNING OF PERIOD      $   10.13   $     9.64     $   12.75   $    12.19     $   10.00         $    10.00
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                        0.09         0.10          0.16         0.13          0.11               0.15
  Net realized and unrealized
    gain (loss) on investments and
    futures and foreign currency              (2.30)       (2.19)        (2.10)       (1.96)         2.88               2.30
                                          ----------  -----------    ----------  -----------    ----------        -----------
TOTAL FROM INVESTMENT OPERATIONS              (2.21)       (2.09)        (1.94)       (1.83)         2.99               2.45
                                          ----------  -----------    ----------  -----------    ----------        -----------
LESS DISTRIBUTIONS:
  From net investment income                  (0.07)       (0.08)        (0.11)       (0.15)        (0.17)             (0.19)
  From net realized gains                     (0.01)       (0.01)        (0.57)       (0.57)        (0.07)             (0.07)
  Return of Capital                           (0.06)       (0.06)         0.00         0.00          0.00               0.00
                                          ----------  -----------    ----------  -----------    ----------        -----------
TOTAL DISTRIBUTIONS                           (0.14)       (0.15)        (0.68)       (0.72)        (0.24)             (0.26)
                                          ----------  -----------    ----------  -----------    ----------        -----------
NET ASSET VALUE, END OF PERIOD            $    7.78   $     7.40     $   10.13   $     9.64     $   12.75         $    12.19
                                          ==========  ===========    ==========  ===========    ==========        ===========
Total return                                 -21.77%      -21.56%       -15.21%      -15.02%        30.03%++           24.59%++
Ratios/Supplemental data:
  Net assets, end of period (000)         $  35,682   $    8,234     $  34,167   $    9,950     $  48,416         $    8,623
  Number of shares outstanding,
    end of period (000)                       4,581        1,113         3,372        1,033         3,798                708
Ratios to average net assets:
  Ratio of expenses to
    average net assets**                       0.68%        0.48%         0.67%        0.47%         0.95%+             0.75%+
  Ratio of net investment income
    to average net assets                      1.05%        1.28%         1.07%        1.20%         1.17%+             1.53%+

----------
   +  --Annualized
  ++  --Not annualized
   *  --Commencement of operations
  **  --Includes effect of expenses allocated from Master Investment Portfolio
        (Note 1)

                       See Notes to Financial Statements.

                                                                                MODEL PORTFOLIOS
                                                        ----------------------------------------------------------------
                                                              SAVINGS ORIENTED                   CONSERVATIVE GROWTH
                                                        ------------------------------    -------------------------------
                                                                        FOR THE PERIOD                     FOR THE PERIOD
                                                         FOR THE       FROM DECEMBER 4,      FOR THE     FROM DECEMBER 4,
                                                        YEAR ENDED         2000* TO         YEAR ENDED        2000* TO
                                                       DECEMBER 31,      DECEMBER 31,      DECEMBER 31,     DECEMBER 31,
                                                           2001              2000              2001             2000
                                                       ------------      ------------      ------------     ------------
NET ASSET VALUE, BEGINNING OF PERIOD                    $   25.09         $   25.00         $   24.81        $   25.00
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                                      0.96              0.16              0.83             0.14
  Net realized and unrealized gain (loss) on
    investments and futures and foreign
    currency transactions                                   (0.32)             0.21             (0.95)            0.33
                                                        ----------        ----------        ----------       ----------
TOTAL FROM INVESTMENT OPERATIONS                             0.64              0.37             (0.12)            0.47
                                                        ----------        ----------        ----------       ----------
LESS DISTRIBUTIONS:
  From net investment income                                (1.47)            (0.15)            (1.27)           (0.14)
  From net realized gains                                   (0.85)            (0.13)            (1.17)           (0.52)
  In excess of net realized gain on investments             (0.37)             0.00             (0.53)            0.00
  Return of Capital                                         (0.13)             0.00             (0.20)            0.00
                                                        ----------        ----------        ----------       ----------
TOTAL DISTRIBUTIONS                                         (2.82)            (0.28)            (3.17)           (0.66)
                                                        ----------        ----------        ----------       ----------
NET ASSET VALUE, END OF PERIOD                          $   22.91         $   25.09         $   21.52        $   24.81
                                                        ==========        ==========        ==========       ==========
Total return                                                 2.81%             1.48%++           0.09%            1.89%++
Ratios/Supplemental data:
  Net assets, end of period (000)                       $ 137,029         $ 101,093         $ 280,813        $ 236,682
  Number of shares outstanding,
    end of period (000)                                     5,982             4,029            13,048            9,539
Ratios to average net assets:
  Ratio of expenses to average net assets                    0.18%             0.13%+            0.15%            0.12%+
  Ratio of net investment income
    to average net assets                                    3.76%             8.95%+            3.17%            8.26%+
Portfolio turnover                                             14%                2%++             15%               1%++

----------
  +  --Annualized
 ++  --Not annualized
  *  --Commencement of operations

                       See Notes to Financial Statements.

                                                                                MODEL PORTFOLIOS
                                                       -------------------------------------------------------------------
                                                             TRADITIONAL GROWTH                   LONG-TERM GROWTH
                                                       -------------------------------    --------------------------------
                                                                        FOR THE PERIOD                     FOR THE PERIOD
                                                          FOR THE      FROM DECEMBER 4,       FOR THE     FROM DECEMBER 4,
                                                        YEAR ENDED         2000* TO         YEAR ENDED        2000* TO
                                                       DECEMBER 31,      DECEMBER 31,      DECEMBER 31,     DECEMBER 31,
                                                           2001              2000              2001             2000
                                                       ------------      ------------      ------------     --------------
NET ASSET VALUE, BEGINNING OF PERIOD                    $   24.64         $   25.00         $   24.53        $   25.00
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                                      0.57              0.14              0.36             0.15
  Net realized and unrealized gain (loss) on
    investments and futures and foreign
    currency transactions                                  (1.69)              0.47             (2.39)            0.66
                                                        ----------        ----------        ----------       ----------
TOTAL FROM INVESTMENT OPERATIONS                           (1.12)              0.61             (2.03)            0.81
                                                        ----------        ----------        ----------       ----------
LESS DISTRIBUTIONS:
  From net investment income                                (0.92)            (0.14)            (0.62)           (0.15)
  From net realized gains                                   (1.78)            (0.83)            (2.11)           (1.13)
  In excess of net realized gain on investments             (0.62)             0.00             (0.59)            0.00
  Return of Capital                                         (0.14)             0.00             (0.02)            0.00
                                                        ----------        ----------        ----------       ----------
TOTAL DISTRIBUTIONS                                         (3.46)            (0.97)            (3.34)           (1.28)
                                                        ----------        ----------        ----------       ----------
NET ASSET VALUE, END OF PERIOD                          $   20.06         $   24.64         $   19.16        $   24.53
                                                        ==========        ==========        ==========       ==========
Total return                                                -3.62%             2.46%++          -7.15%            3.23%++
Ratios/Supplemental data:
  Net assets, end of period (000)                       $ 571,357         $ 489,791         $ 533,348        $ 467,522
  Number of shares outstanding,
    end of period (000)                                    28,482            19,678            27,832           19,056
Ratios to average net assets:
  Ratio of expenses to average net assets                    0.15%             0.11%+            0.15%            0.11%+
  Ratio of net investment income
    to average net assets                                    2.20%             8.22%+            1.40%            8.05%+
Portfolio turnover                                             13%                0%++**           10%               0%++**

----------
    +  --Annualized
   ++  --Not annualized
    *  --Commencement of operations
   **  --Rounds to less than 1%

                       See Notes to Financial Statements.

                                                                    MODEL PORTFOLIO
                                                            ---------------------------------
                                                                   ALL-EQUITY GROWTH
                                                            ---------------------------------
                                                                               FOR THE PERIOD
                                                               FOR THE        FROM DECEMBER 4,
                                                              YEAR ENDED          2000* TO
                                                             DECEMBER 31,       DECEMBER 31,
                                                                 2001              2000
                                                            -------------     ---------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $  24.27          $    25.00
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                                            0.13                0.16
  Net realized and unrealized gain (loss) on
    investments and futures and foreign
    currency transactions                                         (3.05)               0.72
                                                               ---------         -----------
TOTAL FROM INVESTMENT OPERATIONS                                  (2.92)               0.88
                                                               ---------         -----------
LESS DISTRIBUTIONS:
  From net investment income                                      (0.42)              (0.16)
  From net realized gains                                         (1.02)              (1.45)
  In excess of net realized gain on investments                   (0.49)               0.00
  Return of Capital                                               (0.01)               0.00
                                                               ---------         -----------
TOTAL DISTRIBUTIONS                                               (1.94)              (1.61)
                                                               ---------         -----------
NET ASSET VALUE, END OF PERIOD                                 $  19.41          $    24.27
                                                               =========         ===========
Total return                                                     -11.13%               3.53%++
Ratios/Supplemental data:
  Net assets, end of period (000)                              $ 37,812          $   11,697
  Number of shares outstanding,
    end of period (000)                                           1,948                 482
Ratios to average net assets:
  Ratio of expenses to average net assets                          0.20%               0.13%+
  Ratio of net investment income
    to average net assets                                          0.21%               9.23%+
Portfolio turnover                                                   18%                  2%++

----------
    +  --Annualized
   ++  --Not annualized
    *  --Commencement of operations

                       See Notes to Financial Statements.

                               VANTAGEPOINT FUNDS

                        NOTES TO THE FINANCIAL STATEMENTS

1.   ORGANIZATION

     The Vantagepoint Funds (the "Company") is registered under the Investment Company Act of 1940 (the "1940 Act"), as amended, as an open-end management investment company organized as a Delaware Business Trust. The Company commenced operations on March 1, 1999 and currently consists of the following series (individually the "Fund"):

THE "FUNDS":                 THE "INDEX FUNDS":     THE "MODEL PORTFOLIO FUNDS":

Money Market Fund            Core Bond Index Fund   Savings Oriented Fund
Income Preservation Fund     500 Stock Index Fund   Conservative Growth Fund
US Government Securities     Broad Market Index     Traditional Growth Fund
 Fund (formerly U.S.          Fund                  Long-Term Growth Fund
 Treasury Securities Fund)   Mid/Small Company      All-Equity Growth Fund
Asset Allocation Fund         Index Fund
Equity Income Fund           Overseas Equity Index
Growth & Income Fund          Fund
Growth Fund
Aggressive Opportunities
 Fund
International Fund

     The Income Preservation Fund and the Model Portfolio Savings Oriented Fund, the Model Portfolio Conservative Growth Fund, the Model Portfolio Traditional Growth Fund, the Model Portfolio Long-Term Growth Fund, and the Model Portfolio All-Equity Growth Fund commenced operations on December 4, 2000 by acquiring all of the assets of certain funds of the ICMA Retirement Trust. The acquisition was accomplished by a tax-free transfer of net assets of the corresponding Trust Funds in exchange for shares in the newly formed funds.

     The Funds and Model Portfolio Funds offer a single class of shares. The Index Funds offer two classes of shares: Class I Shares and Class II Shares. The two classes of shares differ principally in their respective fund services and investor services fees. Shareholders of each Index Fund bear the common expenses of the Index Fund and earn income from the Master Portfolio pro rata based on the daily net assets of each class. Ordinary dividends to shareholders are allocated to each class, based upon shares outstanding on the date of distribution. Neither class has preferential dividend rights. Differences in per share dividend rates are generally due to differences in separate class expenses.

 INDEX FUND STRUCTURE

     Each Index Fund is a "feeder" fund in a "master-feeder" structure. Instead of investing directly in individual securities in the portfolio, the feeder fund, which is offered to the Index Fund Shareholders, invests in a Master Portfolio that has substantially the same investment objectives as the feeder fund. It is the Master Portfolio that actually invests in individual securities. Barclays Global Fund Advisors (BGFA) is the investment adviser for the Master Portfolios. The Index Funds invest in the following Master Portfolios:

                   INDEX FUND            INVESTS IN          MASTER PORTFOLIO
                   ----------            ----------          ----------------
                   Core Bond                - >             Bond Index
                   500 Stock                - >             S&P 500 Index
                   Broad Market             - >             U.S. Equity Index
                   Mid/Small Company        - >             Extended Index
                   Overseas Equity          - >             International Index

     The financial statements of the Master Portfolios, including their Schedules of Investments, are included elsewhere in this report and should be read in conjunction with the financial statements of the Index Funds.

2.   SIGNIFICANT ACCOUNTING POLICIES

     The following significant accounting policies are consistently followed by the Company in the preparation of its financial statements in accordance with accounting principles generally accepted in the United States of America. In the preparation of the financial statements, management makes estimates and assumptions that affect the reported amounts of assets, liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

 INVESTMENT POLICY AND SECURITY VALUATION

     The equity securities of each Fund are valued at the last reported sale price on the primary securities exchange or national securities market on which such securities are traded. Securities not listed on an exchange or national securities market, or securities in which there was no last reported sales price, are valued at the most recent bid prices. Debt securities are generally traded in the over-the-counter market and are valued using pricing matrices obtained through Merrill Lynch and other commercial pricing services. U.S. Government obligations are valued at the last reported bid price. Debt securities maturing in 60 days or less are valued at amortized cost, which approximates market value. Any security for which market quotations are not readily available are valued at fair value as determined in good faith in accordance with policies approved by the Board of Directors.

     The value of each Index Fund's interest in the net assets of the Master Portfolio in which it invests reflects that Index Fund's interest in the net assets of that Master Portfolio (84.73%, 8.67%, 99.06%, 36.95% and 47.47%) for
the Bond Index, S&P 500 Index, U.S. Equity Index, Extended Index, and International Index Master Portfolios, respectively, at December 31, 2001. See "Investment Policy and Security Valuation" for the Master Portfolios included elsewhere in this report.

     The Model Portfolio Funds invest in certain other Vantagepoint Funds ("underlying funds") rather than investing directly in a portfolio of securities. Each Model Portfolio Fund is diversified among various asset classes and each reflects a different degree of potential risk and reward. Shares of underlying funds are valued at their net asset value as reported on each business day.

     The Money Market Fund invests all of its assets in the Short Term Investments Co. Liquid Assets Portfolio Institutional Class. The Short Term Investments Co. Liquid Assets Portfolio uses the amortized cost method of valuation to determine the value of its portfolio securities in accordance with Rule 2a-7 under the 1940 Act. Amortized cost, which is a security's historical cost adjusted for amortization of discount or premium, if any, approximates market value.

     The Income Preservation Fund seeks to maintain a stable net asset value of $100.00 by investing primarily in high-quality debt securities, and entering into wrapper agreements. Wrapper agreements permit book value accounting (cost plus accrued interest) for the securities and offset daily market fluctuations. The wrapper agreements are nontransferable but provide for benefit responsive withdrawals by shareholders at the contract value in accordance with the provisions of the plan. Wrapper agreements are reported at their estimated fair value. In determining fair value, the Company primarily considers such factors as the benefit responsiveness of the investment contract and the ability of the parties to the wrapper agreement to perform in accordance with the terms of the agreement. Generally, fair value approximates contract value (contributions made plus interest accrued at the contract rate, less withdrawals and fees). If, however, an event has occurred that may impair the ability of the contract issuer to perform in accordance with the contract terms, fair value may be less than contract value. The fair value of investment contracts that are not benefit-responsive is determined by or under the supervision of the Company, generally by discounting the related cash flows based on current yields of similar instruments with comparable durations.

   FOREIGN CURRENCY

     The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the prevailing rates of exchange at the end of each day. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of such transactions. Unrealized gains and losses, not relating to securities, which result from changes in foreign currency exchange rates have been included in unrealized appreciation/(depreciation) of securities. Net realized foreign currency gains and losses include foreign currency gains and losses resulting from changes in exchange rates between trade date and settlement date on investment securities transactions, gains and losses on foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Funds and the amounts actually received. The portion of foreign currency gains and losses related to fluctuations in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gains/(losses) from security transactions.

   SECURITY TRANSACTIONS AND INCOME RECOGNITION

     Security transactions are accounted for on the date the securities are purchased or sold (trade date). Dividend income is recognized on the ex-dividend date, and interest is recognized on a daily accrual basis. Realized gains or losses are reported on the basis of identified cost of securities delivered. Bond discounts and premiums are amortized for both financial reporting and tax purposes.

   DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

     Dividends to shareholders from net investment income of the Core Bond Index Fund and US Government Securities Fund are declared and paid monthly. Dividends to shareholders from net investment income of the Money Market Fund and Income Preservation Fund are declared daily and paid monthly. Dividends to shareholders from net investment income of the remaining Funds, Index Funds and Model Portfolio Funds are declared and paid annually. Distributions to shareholders from any net realized capital gains are generally declared and paid annually. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Funds, dividends payable, and differing characterization of distributions made by each Fund as a whole. The following reclassifications were made in the financial statements to present each Fund's components of its net asset accounts on a tax basis. Net investment income per share calculations in the financial highlights were not affected by these reclassifications.

                                                             UNDISTRIBUTED        ACCUMULATED NET REALIZED
                                     PAID-IN CAPITAL     NET INVESTMENT INCOME           GAIN/(LOSS)
                                   INCREASE/(DECREASE)    INCREASE/(DECREASE)        INCREASE/(DECREASE)
                                   -------------------   ---------------------    ------------------------
     Money Market                     $         (2)          $        --               $          2
     Income Preservation                  (518,509)               23,437                    495,072
     US Government Securities                    3                29,411                    (29,414)
     Asset Allocation                  (26,814,516)             (520,459)                27,334,975
     Equity Income                      (1,953,057)              163,384                  1,789,673
     Growth & Income                    (2,512,837)              132,390                  2,380,447
     Growth                            (26,457,299)            1,070,203                 25,387,096
     Aggressive Opportunities           (5,238,225)            5,395,087                   (156,862)
     International                      (3,768,098)             (737,054)                 4,505,152
     Core Bond Index                    (1,705,226)            1,664,456                     40,770
     500 Stock Index                      (398,419)              369,715                     28,704
     Broad Market Index                    (83,994)              (66,898)                   150,892
     Mid/Small Company Index               (27,004)              (28,470)                    55,474
     Overseas Equity Index                 279,086              (317,934)                    38,848
     Savings Oriented                   (2,439,425)            3,479,946                 (1,040,521)
     Conservative Growth                (4,241,563)            5,949,384                 (1,707,821)
     Traditional Growth                 (6,450,400)           10,702,693                 (4,252,293)
     Long-Term Growth                   (1,611,799)            7,509,379                 (5,897,580)
     All-Equity Growth                     (20,416)              588,421                   (568,005)

   FEDERAL INCOME TAXES

     Each of the Funds intends to qualify as a regulated investment company under Subchapter M of the Code for federal tax purposes. Accordingly, each fund intends to make distributions of substantially all of its net investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Therefore, no provision for federal income or excise taxes is required.

     At December 31, 2001, Core Bond Index had a net capital loss carryforward of $4,794,676 that expires in 2008. In addition, Aggressive Opportunities, 500 Stock Index, Mid/Small Company Index, Broad Market Index and Overseas Equity Index had net capital loss carryforwards of $38,810,322, $4,424,869, $3,459,010, $6,592,204 and $177,974, respectively, all expiring in 2009.

     500 Stock Index, Mid/Small Company Index, Broad Market Index and Overseas Equity Index incurred and elected to defer post-October 31 net capital losses of $661,624, $311,668, $492,515 and $1,725,253, respectively, to the year ended
December 31, 2002.

   FEDERAL INCOME TAX ELECTION

     In order to enhance their tax-efficiency in the future, several of the Funds have made tax elections under Section 311(e) of the Taxpayer Relief Act of 1997 to establish the beginning of the new five-year property holding period for investment securities in their portfolios. Under the rules governing this election, each electing Fund treated its appreciated investment securities held on January 2, 2001 as being sold and immediately repurchased for income tax purposes at amounts equal to their respective closing market prices as of that date. Gains resulting from the election were deemed recognized for income tax purposes and considered in the electing Funds' distribution requirements for calendar year 2001. Future gains on securities to which this election applies would be eligible for an additional 2% reduction in the capital gain tax rate provided to certain taxpayers for gains realized on assets held for more than five years. To the extent such gain is designated under Subchapter M of the Internal Revenue Code as a capital gain distribution, the benefit of the lower five-year property capital gain tax rates will be passed through to shareholders.

     Presented below are the taxable gain amounts deemed recognized under
Section 311(e) for each fund making the election.

             Income Preservation Fund             $   2,006,168
             US Government Securities Fund        $     188,907
             Asset Allocation Fund                $ 109,657,220
             Equity Income Fund                   $  56,231,171
             Growth & Income Fund                 $  20,095,314
             Growth Fund                          $ 330,565,127
             Aggressive Opportunities Fund        $  52,964,992
             International Fund                   $  25,668,048
             Savings Oriented Fund                $     882,958
             Conservative Growth Fund             $   5,483,642
             Traditional Growth Fund              $  18,069,638
             Long-Term Growth Fund                $  17,945,477
             All-Equity Growth Fund               $       1,787

     The distributions from capital gains, including those resulting from the elections under Section 311(e), that were paid in excess of net realized gains for financial statement purposes have been reclassified as distributions in excess of net realized gains in both the statements of changes in net assets and the financial highlights.

   FUTURES CONTRACTS

     The Funds may purchase futures contracts to gain exposure to market changes as this may be more efficient or cost effective than actually buying the securities. A futures contract is an agreement between two parties to buy and sell a security at a set price amount of cash, U.S. Government securities or other high-quality debt securities equal to the minimum "initial margin" requirements of the exchange. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Funds as unrealized gains or losses. When the contract is closed, the Funds record a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Pursuant to regulations and/or published positions of the Securities and Exchange Commission, the Funds are required to segregate cash or liquid instruments in connection with futures transactions in an amount generally equal to the entire futures contract amount. Risks of entering into futures contracts include the possibility that there may be an illiquid market and that a change in the value of the contracts may not correlate with changes in the value of the underlying securities. The amounts of risk under such futures may exceed the amounts reflected in the financial statements. As of December 31, 2001, the following Funds had open futures contracts:

 INCOME PRESERVATION
                                                                                                        NET
NUMBER OF                                                                      NOTIONAL             UNREALIZED
CONTRACTS                   TYPE                     EXPIRATION DATE        CONTRACT VALUE         DEPRECIATION
---------                   ----                     ---------------        --------------         -------------
OPEN PURCHASE CONTRACTS:
230,000          CBT U.S. 10 Year Treasury Note        March 2002              $24,182,344          $ (409,219)
169,000          CBT U.S. Long Bond                    March 2002              $17,158,781          $ (170,344)
                                                                                                    ------------
                                                   TOTAL UNREALIZED DEPRECIATION ON FUTURES         $ (579,563)
                                                                                                    ============

 ASSET ALLOCATION

                                                                                                       NET
                                                                                                    UNREALIZED
NUMBER OF                                                                      NOTIONAL            APPRECIATION/
CONTRACTS                   TYPE                     EXPIRATION DATE        CONTRACT VALUE        (DEPRECIATION)
---------                   ----                     ---------------        --------------         -------------
OPEN PURCHASE CONTRACTS:
192,000          CBT U.S. Long Bond                    March 2002              $19,494,000         $  (319,828)
14,250           CME S&P 500 Index                     March 2002              $16,376,100         $   231,256
                                                                                                   -----------
                                                   TOTAL UNREALIZED DEPRECIATION ON FUTURES        $   (88,572)
                                                                                                   ===========

GROWTH
                                                                                                        NET
NUMBER OF                                                                       NOTIONAL            UNREALIZED
CONTRACTS                   TYPE                     EXPIRATION DATE         CONTRACT VALUE        APPRECIATION
---------                   ----                     ---------------        ----------------       -------------
OPEN PURCHASE CONTRACTS:
1,250            CME S&P 500 Index                     March 2002              $ 1,436,190         $     2,340
                                                                                                   -----------
                                                   TOTAL UNREALIZED APPRECIATION ON FUTURES        $     2,340
                                                                                                   ===========

   REPURCHASE AGREEMENTS

     Transactions involving purchases of securities under agreements to resell such securities at a specified price and time ("repurchase agreement") are treated as collateralized financing transactions and are recorded at their contracted resale amounts. These repurchase agreements, if any, are detailed in each Fund's schedule of investments. The Funds require that the cash investment be fully collateralized based on values that are marked to market daily. The collateral is generally held by an agent bank under a tri-party agreement. It is the adviser's responsibility to value collateral daily and to obtain additional collateral as necessary to maintain the value at equal to or greater than 102% of market value. The repurchase agreements entered into on December 31, 2001 are collateralized by U.S. Government Securities. If the custodian or counterparty becomes bankrupt, the Funds' realization of collateral might be delayed, or the Funds may incur a cost or possible losses of principal and income in selling the collateral.

   WRAPPER AGREEMENTS

     The Income Preservation Fund will seek to maintain a stable net asset value ("NAV") by purchasing wrapper agreements from financial institutions such as insurance companies and banks ("wrap providers"). These agreements are designed to maintain the Fund's NAV at a stable share price, similar to a Money Market Fund. These agreements offset daily market value fluctuations by permitting book value accounting for the fixed income securities. Risks of purchasing wrapper agreements include the possibility that the wrapper agreement purchased by the Fund will fail to achieve the goal of limiting fluctuations in the Fund's NAV. Wrap providers do not assume the credit risk associated with fixed income securities. Therefore, if the issuer of a security defaults on payment of principal or interest or has its credit rating downgraded, the Fund may have to sell such a security quickly and at a price that may not reflect its book value, and the wrapper agreements will not shield the Fund from any resultant loss. Additionally, the wrapper agreements are not liquid investments. As of December 31, 2001, the Fund has entered into wrapper agreements with Bank of America, N.A. and AIG Financial Products and incurred expenses related to these agreements of 0.15% and 0.13%, respectively, of the average net assets assigned to each contract of the Fund.

   OPTION CONTRACTS

     The Income Preservation Fund may use options to obtain exposure to fixed income sectors without incurring leverage. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Fund could result in the Fund buying or selling a security at a price different from the current market value. When an option is exercised, the proceeds on sales for a written call option or the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid. Options written are reported as a liability in the Statement of Assets and Liabilities. Gains and losses are reported in the Statement of Operations. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. Written option activity for the year ended December 31, 2001 was as follows:

                                                                                            PUT OPTIONS
INCOME PRESERVATION FUND                                                           CONTRACTS            PREMIUM
------------------------                                                        ---------------     ---------------
Beginning Balance as of 12/31/2000                                                     --                    --
  contracts written                                                                   134               $81,097
  contracts closed                                                                     --                    --
  contracts expired                                                                    --                    --
ending balance as of 12/31/2001                                                       134               $81,097

At December 31, 2001, the following written options were outstanding:

                                         NUMBER             EXERCISE             EXPIRATION
INCOME PRESERVATION FUND              OF CONTRACTS            PRICE                 DATE                 VALUE
------------------------              ------------          --------             -----------             --------
CME Euro Put                              16                $95.75               06/17/2002              $   600
CME Euro Put                             118                $96.00               06/17/2002                5,900
                                                                                                         --------
                                                                                                         $ 6,500
                                                                                                         ========

   FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

     A forward foreign currency exchange contract is an agreement to pay or receive specific amounts of a currency at a future date in exchange for another currency at an agreed upon exchange rate. The funds may use forward foreign currency exchange contracts to hedge certain foreign currency assets and liabilities. Contracts are recorded at market value and marked-to-market daily. Risks of entering into forward foreign currency exchange contracts include the possibility that there may be an illiquid market and that a change in the value of the contracts may not correlate with changes in the value of the underlying securities. The amount at risk for such forward foreign currency exchange contracts may exceed the amount reflected in the financial statements. Realized and unrealized gains or losses on forward foreign currency exchange contracts are reflected in the accompanying financial statements. As of December 31, 2001, the Funds had the following open forward foreign currency exchange contracts outstanding:

INTERNATIONAL FUND
                                  EXCHANGE          FOREIGN CURRENCY     U.S. DOLLAR VALUE AT    NET UNREALIZED
CURRENCY                            DATE          COST/PROCEEDS (U.S.$)    DECEMBER 31, 2001       GAIN/(LOSS)
--------                         ----------       ---------------------- ---------------------   ---------------
PURCHASE CONTRACTS
Euro                             01/15/2002              $  297,289             $  295,417           $  (1,872)
                                 01/18/2002                 714,988                706,985              (8,003)
                                 01/23/2002                 494,653                492,830              (1,823)
                                 01/28/2002                 642,840                652,297               9,457
                                 01/29/2002                 613,000                611,973              (1,027)
                                 02/08/2002                 372,000                369,705              (2,295)
                                 02/19/2002                 428,019                433,495               5,476
                                 02/20/2002                  39,045                 39,367                 322
                                 02/21/2002                 625,062                636,429              11,367
                                 02/28/2002                 739,603                733,948              (5,655)
                                 03/07/2002                 216,026                217,108               1,082
                                 03/18/2002               1,187,807              1,245,683              57,876
                                 03/22/2002                 119,226                118,845                (381)
                                 03/26/2002                 141,693                144,729               3,036
                                 03/28/2002               1,586,382              1,682,977              96,595
                                 04/26/2002               1,165,984              1,169,418               3,434
                                 05/28/2002                 248,603                248,171                (432)
Swiss Franc                      02/28/2002                 338,331                337,796                (535)
                                 03/25/2002                 362,005                345,357             (16,648)
                                 03/27/2002                 413,055                409,671              (3,384)
                                 06/20/2002                 211,066                207,666              (3,400)
                                                                                                   ------------
                                                   NET GAIN ON PURCHASE CONTRACTS                    $ 143,190
                                                                                                   ============

                                       92

                                  EXCHANGE            FOREIGN CURRENCY      U.S. DOLLAR VALUE AT    NET UNREALIZED
CURRENCY                            DATE            COST/PROCEEDS (U.S.$)    DECEMBER 31, 2001        GAIN/(LOSS)
--------                         ----------         ---------------------   ---------------------   --------------
SALE CONTRACTS
British Pound Sterling           03/26/2002             $   141,693             $  144,972            $ (3,279)
                                 04/26/2002               1,165,984              1,184,058             (18,074)
Canadian Dollar                  01/02/2002                   8,216                  8,238                 (22)
                                 01/23/2002                 220,213                217,977               2,236
                                 02/20/2002                  39,045                 38,932                 113
                                 03/07/2002                 216,026                213,105               2,921
Euro                             01/03/2002                     116                    117                  (1)
Hong Kong Dollar                 06/20/2002                 211,066                210,978                  88
Japanese Yen                     01/15/2002                 297,289                275,854              21,435
                                 01/18/2002                 714,988                660,780              54,208
                                 01/23/2002                 274,440                254,139              20,301
                                 01/28/2002                 642,840                610,432              32,408
                                 02/19/2002                 428,019                398,123              29,896
                                 02/21/2002                 625,062                589,639              35,423
                                 02/28/2002               1,582,934              1,452,062             130,872
                                 03/18/2002               1,187,807              1,114,360              73,447
                                 03/22/2002                 119,226                117,199               2,027
                                 03/27/2002                 413,055                406,137               6,918
                                 03/28/2002               1,586,382              1,511,303              75,079
                                 04/04/2002                 574,000                576,279              (2,279)
                                 05/28/2002                 248,603                229,098              19,505
Swedish Krona                    03/25/2002                 362,005                365,181              (3,176)
                                                                                                      ---------
                                                   NET GAIN ON SALE CONTRACTS                         $480,046
                                                   NET UNREALIZED GAIN ON FORWARD
                                                     FOREIGN CURRENCY CONTRACTS                       $623,236
                                                                                                      =========

GROWTH FUND
                                  EXCHANGE          FOREIGN CURRENCY     U.S. DOLLAR VALUE AT    NET UNREALIZED
CURRENCY                            DATE          COST/PROCEEDS (U.S.$)    DECEMBER 31, 2001       GAIN/(LOSS)
--------                          --------        ---------------------  --------------------    -------------
SALE CONTRACTS
Japanese Yen                     01/04/2002             $   606,857             $  604,666            $  2,191
                                 01/07/2002                 732,222                735,005              (2,783)
                                 01/08/2002               2,942,893              2,945,695              (2,802)
                                                                                                      ---------
                                                   NET UNREALIZED LOSS ON FORWARD
                                                      FOREIGN CURRENCY CONTRACTS                      $ (3,394)
                                                                                                      =========

3.   AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

     Vantagepoint Investment Advisers LLC (the "VIA"), a wholly owned subsidiary of the ICMA Retirement Corporation ("RC"), provides investment advisory services to each of the Funds, Index Funds and Model Portfolio Funds. Pursuant to a Master Advisory Agreement, VIA is entitled to receive 0.10% of the average daily net assets of each Fund and Model Portfolio Fund and 0.05% of the average daily net assets of Class I and Class II for the Index Funds. VIA contracts with one or more sub-advisers ("Sub-advisers") for the day-to-day management of each of the Funds and Index Funds. The Model Portfolio Funds do not have Sub-adviser fees. Each Sub-adviser is paid a fee by the Funds during the year based on average net assets under management. The fee structure for many of the sub-advisers provide for a range of fees so that as average net assets of a Fund increase the fee paid decreases. With other sub-advisers, one fee is applicable to all levels of assets under management.

The specifics of each sub-adviser's fee are presented in detail in the Funds' prospectus and statement of additional information. Presented below are the fees paid by the Funds' as a percentage of average net assets for the year ended December 31, 2001:

                                                                                                          FEE AS A
                                                                                                        PERCENTAGE OF
                                                                                                        AVERAGE DAILY
FUND                                                        SUB-ADVISER                                  NET ASSETS
----                                                        -----------                                 -------------
Money Market                           AIM Advisors, Inc.****                                              0.09%

Income Preservation                    Payden & Rygel Investment Counsel                                   0.10%
                                       Pacific Investment Management Company, LLC****                      0.25%
                                       Wellington Management Company, LLP                                  0.24%

US Government Securities               Seix Investment Advisors, Inc.                                      0.10%

Asset Allocation                       Mellon Capital Management Corp.                                     0.22%

Equity Income                          Barrow, Hanley, Mewhinney and Strauss, Inc.                         0.30%
                                       T. Rowe Price Associates, Inc.                                      0.40%
                                       Southeastern Asset Management, Inc.                                 0.56%

Growth & Income                        Capital Guardian Trust Company**                                    0.29%
                                       T. Rowe Price Associates, Inc.                                      0.40%
                                       Wellington Management Company, LLP                                  0.32%

Growth                                 Atlanta Capital Management Co., LLC                                 0.39%
                                       Barclays Global Fund Advisors                                       0.02%
                                       Brown Capital Management, Inc.                                      0.34%
                                       Fidelity Management Trust Company                                   0.61%
                                       TCW Investment Management Company                                   0.38%
                                       Tukman Capital Management****                                       0.50%

Aggressive Opportunities               MFS Institutional Advisors, Inc.****                                0.68%
                                       Roxbury Capital Management                                          0.63%
                                       TCW Investment Management Company****                               0.63%

International                          Capital Guardian Trust Company*                                     0.50%
                                       Lazard Asset Management                                             0.50%
                                       T. Rowe Price International, Inc.                                   0.58%

Core Bond                              Barclays Global Fund Advisors***                                    0.08%

500 Stock                              Barclays Global Fund Advisors***                                    0.05%

Broad Market                           Barclays Global Fund Advisors***                                    0.08%

Mid/Small Company                      Barclays Global Fund Advisors***                                    0.10%

Overseas Equity                        Barclays Global Fund Advisors***                                    0.25%

----------
   *  Minimum fee of $167,500 per year.
  **  Minimum fee of $337,000 per year.
 ***  Allocated from Master Investment Portfolio (Note 1).
****  Fee is applicable for all Fund assets managed by sub-adviser.

     Vantagepoint Transfer Agents LLC ("VTA"), a wholly owned subsidiary of RC, is the Transfer Agent for the Funds. Pursuant to a Transfer Agency and Administrative Services Agreement with Vantagepoint Funds, VTA is entitled to receive a fee for investor services and fund services stated as an annual percentage of average daily net assets. For all funds, except the Index Funds, VTA receives 0.20% for investor services and 0.15% for fund services. For Class I Shares of the Index Funds, VTA receives 0.15% for investor services and 0.15% for fund services. For Class II Shares of the Index Funds, VTA receives 0.05% for investor services and 0.05% for fund services.

     Investors Bank & Trust Company ("IBT") serves as the Custodian to each Fund in the Company and also provides portfolio accounting services. IBT is entitled to certain transaction charges plus a monthly fee at an annual rate based on average daily net assets. IBT also provides administrative services for the Funds, Index Funds and Model Portfolio Funds.

   EXPENSES

     The Model Portfolio Funds will incur fees and expenses indirectly as shareholders in the underlying funds. Because the underlying funds have varied expense and fee levels and the Model Portfolio Funds may own different proportions of underlying funds at different times, the amount of fees and expenses indirectly incurred by the Model Portfolio Funds will vary.

     Beginning April 1, 2001, a transaction fee of 2% may be applied to the value of amounts withdrawn from the Income Preservation Fund by IRA investors. This fee will be applied only during periods beginning when the current yield of Money Market Funds, as measured by the yield of the Vantagepoint Money Market Fund, exceed the current yield of the Income Preservation Fund. The fee will be removed at such time as the current yield of the Income Preservation Fund exceeds that of the Money Market Fund by 0.25% or 25 basis points.

   FEE WAIVER

     VIA originally agreed for a period of two years from March 31, 1999, to waive any fees that would result in total Fund expenses of the Money Market Fund in excess of an annual amount of 0.55% of average net assets. This waiver continued in place through December 31, 2001.

4.  INVESTMENT PORTFOLIO TRANSACTIONS

    Purchases and sales of investments, exclusive of short-term securities, for each Fund and Model Portfolio Fund for the period ended December 31, 2001 are as follows:

                                             INCOME          US GOVERNMENT          ASSET
AGGREGATE PURCHASES AND SALES OF:         PRESERVATION        SECURITIES         ALLOCATION       EQUITY INCOME
---------------------------------         ------------       --------------      -----------      --------------
U.S. GOVERNMENT OBLIGATIONS:
Purchases at cost                         $ 482,954,420      $  373,935,373    $ 701,328,505      $         --
Sales proceeds                              533,116,628         313,690,824      484,686,478                --
OTHER SECURITIES:
Purchases at cost                         $ 207,195,074      $           --    $ 325,134,038      $ 229,742,679
Sales proceeds                               91,278,850                  --      298,233,985         78,286,292

                                            GROWTH &                             AGGRESSIVE
AGGREGATE PURCHASES AND SALES OF:            INCOME             GROWTH          OPPORTUNITIES     INTERNATIONAL
---------------------------------         ------------       --------------      -----------      --------------
U.S. GOVERNMENT OBLIGATIONS:
Purchases at cost                         $          --      $           --    $          --      $          --
Sales proceeds                                       --                  --        7,813,503                 --
OTHER SECURITIES:
Purchases at cost                          $299,303,266      $1,116,926,854    $ 865,107,259      $ 157,969,625
Sales proceeds                              219,298,272       1,104,718,648      755,037,263        106,094,058

                                             SAVINGS         CONSERVATIVE        TRADITIONAL        LONG-TERM
AGGREGATE PURCHASES AND SALES OF:           ORIENTED            GROWTH             GROWTH            GROWTH
---------------------------------         ------------       --------------      -----------      --------------
U.S. GOVERNMENT OBLIGATIONS:
Purchases at cost                         $          --      $           --    $          --      $          --
Sales proceeds                                       --                  --               --                 --
OTHER SECURITIES:
Purchases at cost                         $  61,366,822      $  102,298,599    $ 204,023,302      $ 182,753,862
Sales proceeds                               17,055,294          38,206,004       65,256,984         50,117,298

                                           ALL-EQUITY
AGGREGATE PURCHASES AND SALES OF:            GROWTH
---------------------------------         ------------
U.S. GOVERNMENT OBLIGATIONS:
Purchases at cost                         $          --
Sales proceeds                                       --
OTHER SECURITIES:
Purchases at cost                         $  34,679,641
Sales proceeds                                4,326,540

5.   UNREALIZED APPRECIATION/(DEPRECIATION)

     At December 31, 2001, net unrealized appreciation (depreciation) on securities transactions on a tax basis was as follows:

                                                                                                    TAX BASIS
                                              FEDERAL            GROSS              GROSS        NET UNREALIZED
                                            INCOME TAX        UNREALIZED         UNREALIZED       APPRECIATION/
                                               COST          APPRECIATION       DEPRECIATION     (DEPRECIATION)
                                          --------------    --------------     ---------------   ---------------
Money Market Fund                        $  119,458,975               --                  --                  --
Income Preservation Fund                    443,720,177     $  2,039,830        $  1,042,019      $     997,811
US Government Securities Fund               185,008,897          106,617           1,239,362         (1,132,745)
Asset Allocation Fund                       986,068,563       88,944,645         151,437,755        (62,493,110)
Equity Income Fund                          684,977,051       14,609,800          37,473,989         22,864,189
Growth & Income Fund                        512,618,849       37,244,932          72,532,351        (35,287,419)
Growth Fund                               3,578,264,854      306,920,882         814,752,827       (507,831,945)
Aggressive Opportunities Fund             1,126,256,767       26,808,954         103,135,597        (76,326,643)
International Fund                          391,817,154       11,945,528          83,079,357        (71,133,829)
Savings Oriented Fund                       144,731,666          453,818           8,127,965         (7,674,147)
Conservative Growth Fund                    310,900,124          613,207          30,656,783        (30,043,576)
Traditional Growth Fund                     660,700,930        1,373,609          90,634,933        (89,261,324)
Long-Term Growth Fund                       633,802,488        3,030,117         103,408,079       (100,377,962)
All-Equity Growth Fund                       43,675,299                0         (5,851,874)         (5,851,874)

6.   PORTFOLIO SECURITIES LOANED

     As of December 31, 2001, certain Funds had loaned securities, which were collateralized by cash, cash equivalents, or U.S. Government Obligations. Each Fund receives compensation for providing services in connection with the securities lending program. The risks to the Funds associated with securities lending are that the borrower may not provide additional collateral when required or return the securities when due. The value of the securities on loan and the value of the related collateral were as follows:

                                                               SECURITIES
     FUND                                                        ON LOAN             COLLATERAL
     ----                                                      -------------       ---------------
     Income Preservation                                     $   2,634,692       $   2,699,200
     US Government Securities                                   32,907,629          33,627,380
     Asset Allocation                                           63,594,885          66,291,041
     Equity Income                                              36,793,705          38,506,631
     Growth & Income                                            40,309,845          41,615,110
     Growth                                                    254,423,613         263,564,497
     Aggressive Opportunities                                  238,203,204         247,803,905
     International                                              17,976,541          19,090,586

7.   TRANSACTIONS WITH AFFILIATED FUNDS

     At December 31, 2001, the Model Portfolio Funds held investments in a number of funds. The figures presented below represent the percentage of shares outstanding in each of the underlying funds owned by the Model Portfolio Funds:

                                           SAVINGS   CONSERVATIVE   TRADITIONAL   LONG-TERM   ALL-EQUITY
    UNDERLYING FUND                        ORIENTED     GROWTH        GROWTH       GROWTH       GROWTH
    ---------------                        --------  -------------  -----------   ----------  -----------
    Income Preservation Fund                21.70%       34.12%        41.62%          --           --
    US Government Securities Fund            9.06%          --            --           --           --
    Equity Income Fund                       2.18%        4.52%         9.19%        8.56%        0.90%
    Growth & Income Fund                     3.13%        6.44%        19.62%       24.40%        1.73%
    Growth Fund                                --         0.99%         3.02%        3.76%        0.34%
    Aggressive Opportunities Fund              --         1.74%         7.03%        9.81%        0.92%
    International Fund                       2.30%        4.68%        19.00%       17.65%        2.51%
    Core Bond Index Fund Class I               --         8.13%        16.53%       30.89%          --
    Overseas Equity Index Fund Class I         --           --            --        75.33%          --

     Additionally, at December 31, 2001, the VantageTrust, an affiliated group of Common Trust Funds, held shares of the Funds, Index Funds and Model Portfolio Funds. The figures presented below represent the percentage of shares outstanding in each of the funds held by the VantageTrust:

                                                                         % OWNED
                                                                         BY THE
                FUND                                                     TRUST
                ----                                                     -------
                Money Market                                             57.43%
                US Government Securities                                 69.06%
                Asset Allocation                                         74.48%
                Equity Income                                            68.55%
                Growth & Income                                          65.46%
                Growth                                                   72.60%
                Aggressive Opportunities                                 70.93%
                International                                            67.01%
                Core Bond Index Class I                                  86.23%
                Core Bond Index Class II                                 65.44%
                500 Stock Index Class I                                  95.04%
                500 Stock Index Class II                                 30.22%
                Broad Market Index Class I                               96.67%
                Broad Market Index Class II                              40.72%
                Mid/Small Company Index Class I                          95.76%
                Mid/Small Company Index Class II                         41.71%
                Overseas Equity Index Class I                            95.48%
                Overseas Equity Index Class II                           40.27%
                Savings Orientated                                       55.86%
                Conservative Growth                                      62.99%
                Traditional Growth                                       68.55%
                Long-Term Growth                                         71.50%
                All-Equity Growth                                        73.16%

8.   REDUCTION OF EXPENSES

     Certain Funds have entered into agreements with brokers whereby the brokers will rebate a portion of brokerage commissions. Such amounts earned by the Funds, under such agreements, are used to reduce operating expenses and are presented as a reduction of expenses in the Statement of Operations.

9.   CHANGE IN ACCOUNTING POLICY

     Effective January 1, 2001, the Income Preservation Fund, US Government Securities Fund and Asset Allocation Fund adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began amortizing deminimus premiums and discounts on debt securities using the daily effective yield method. Prior to January 1, 2001, original issue discount, discount, and premium were accreted or amortized using the daily effective yield method, however, deminimus original issue discount, discount and premium were not. Also, effective January 1, 2001, the Bond Index Master Portfolio adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. Prior to January 1, 2001, the Bond Index Master Portfolio did not amortize premiums on debt securities. The cumulative effect of this accounting change had no impact on total net assets of the funds listed above, but resulted in the following reclassification of the components of net assets as of January 1, 2001, based on securities held by these funds as of that date:

                                                                          ACCUMULATED          ACCUMULATED
                                                                          APPRECIATION/     UNDISTRIBUTED NET
     FUND                                                                (DEPRECIATION)     INVESTMENT INCOME
     ----                                                                --------------     -----------------
     Income Preservation                                                  $        (760)      $         760
     US Government Securities                                             $      (6,004)      $       6,004
     Asset Allocation                                                     $      (8,603)      $       8,603
     Core Bond Index                                                      $   1,846,861       $  (1,846,861)

    The effect of this change for the year ended December 31, 2001 was:

                                                                         NET UNREALIZED
                                                       NET INVESTMENT     APPRECIATION/   NET REALIZED
     FUND                                                  INCOME        (DEPRECIATION)    GAIN/(LOSS)
     ----                                              --------------    --------------   ------------
     Income Preservation                               $      18,106       $  (12,199)    $     (5,907)
     US Government Securities                          $       1,040       $    6,003     $     (7,043)
     Asset Allocation                                  $       4,415       $    7,655     $    (12,070)
     Core Bond Index                                   $  (1,627,915)      $  680,656     $    947,259

     The statements of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in policy.

10.  ADDITIONAL DISTRIBUTIONS

     In order to comply with requirements of the Internal Revenue Code applicable to regulated investment companies, the Income Preservation Fund is required to distribute accumulated net realized gains, if any, on an annual basis. When such distributions are made, the immediate impact is a corresponding reduction in the net asset value per share. Given the objective of the fund to maintain a stable net asset value of $100 per share, the fund declared a reverse stock split immediately subsequent to the distribution at a rate that will cause the total number of shares held by each shareholder, including shares acquired on reinvestment of that distribution, to remain the same as before the distribution was paid and in effect reinstate a net asset value of $100 per share.

     On October 31, 2001, the fund declared a capital gain distribution of $2.437140 per share and a corresponding reverse stock split of $0.976208439 per share. There was no effect on the value of the total holdings of each shareholder (assuming reinvestment of such distributions) as a result of this activity.
            ---------------------------------------------------------

ADDITIONAL INFORMATION (UNAUDITED)

     For corporate shareholders, a portion of the ordinary dividends paid during the Fund's year ended December 31, 2001 qualified for the dividends received deduction as follows:

           Asset Allocation                                     22.81%
           Equity Income                                        45.29%
           Growth & Income                                      27.34%
           500 Stock Index                                      97.57%
           Broad Market Index                                   97.65%
           Mid/Small Company Index                              81.11%
           Savings Orientated                                   57.54%
           Conservative Growth                                  57.23%
           Traditional Growth                                   49.24%
           Long-Term Growth                                     40.75%
           All-Equity Growth                                    14.01%

     Pursuant to Section 852 of the Internal Revenue Code, the Funds designate the following capital gain dividends for the year ended December 31, 2001:

                                                        LONG TERM
                                                   CAPITAL GAIN DIVIDEND
                                                   ---------------------
              Income Preservation                    $    2,661,358
              US Government Securities                    1,381,819
              Asset Allocation                          210,248,868
              Equity Income                              47,117,788
              Growth & Income                            13,515,810
              Growth                                    220,059,794
              International                               5,635,694
              Broad Market Index                          4,656,203
              Mid/Small Company Index                       459,625
              Savings Orientated                          5,830,621
              Conservative Growth                        18,081,490
              Traditional Growth                         52,949,645
              Long-Term Growth                           56,787,584
              All-Equity Growth                           2,138,933

FOREIGN TAXES PAID

     For the period ended December 31, 2001, dividends from foreign countries were $2,603,536 for the International Fund and $762,765 for the Overseas Equity Index Fund. Taxes paid to foreign countries were $621,726 for the International Fund and $82,627 for the Overseas Equity Index Fund.

SOURCES OF INCOME

     The following table summarizes the percentage of income by Vantagepoint Funds in 2001 from various obligors.

                                                                                                      OTHER
                                  U.S. TREASURY                                                  U.S. GOVERNMENT
FUND                               OBLIGATIONS         GNMA           FNMA           FHLMC           AGENCY
----                              -------------      --------       --------        -------      ----------------
Income Preservation                    7.12%           3.68%          8.75%          4.73%           3.03%
US Government Securities              72.48%          17.43%          5.35%          0.59%           0.59%
Asset Allocation                      42.08%             --           3.10%          2.95%           1.78%
Growth                                 0.06%             --             --             --              --
Aggressive Opportunities               0.86%             --           0.09%          0.70%           0.56%
Core Bond Index                       35.75%             --           5.23%          5.75%           2.59%
500 Stock Index                        0.39%             --             --             --              --
Broad Market Index                     0.41%             --             --             --              --
Mid/Small Company Index                0.83%             --             --             --              --

DIRECTORS TABLE

DISINTERESTED DIRECTORS:

                                                                                      NUMBER OF
                                         TERM OF OFFICE         PRINCIPAL            PORTFOLIOS IN          OTHER
                           POSITION(S)     AND LENGTH         OCCUPATION(S)          FUND COMPLEX       DIRECTORSHIPS
 NAME, ADDRESS              HELD WITH        OF TIME           DURING PAST             OVERSEEN           HELD BY
    AND AGE                   FUND           SERVED              5 YEARS              BY DIRECTOR         DIRECTOR
---------------------------------------------------------------------------------------------------------------------
N. Anthony Calhoun         Chairman of     Elected            Treasurer and               19                 N/A
Chevy Chase, MD (54)       the Board       November,          Chief Financial
                           and Director    1998;              Officer - District
                                           Term Expires       of Columbia (2001
                                           October, 2006      to present);
                                                              Deputy Executive
                                                              Director & Chief
                                                              Financial Officer -
                                                              Pension Benefit
                                                              Guaranty Corp.
                                                              (1993-2001)
---------------------------------------------------------------------------------------------------------------------

Donna Gilding              Director        Elected            Chief Investment            19                 N/A
New York, NY (61)                          November,          Officer - Progress
                                           1998; Term         Investment
                                           Expires            Management
                                           October, 2006      Company (2001
                                                              to present);
                                                              Chief Investment
                                                              Officer - New York
                                                              City Comptroller's
                                                              Office (1993-2001)
---------------------------------------------------------------------------------------------------------------------

Arthur Lynch             Director          Elected            Chief Financial Officer -   19                 N/A
Glendale, AZ (47)                          November,          City of Glendale,
                                           1998;              Arizona (1985
                                           Term Expires       to present)
                                           October, 2006
---------------------------------------------------------------------------------------------------------------------

Eddie N. Moore, Jr.      Director          Elected            President - Virginia        19          Director -
Petersburg, VA (54)                        November,          State University                        Universal
                                           1998;              (1993 to present)                       Corporation
                                           Term Expires                                               (2000 to
                                           October, 2004                                              present)
-------------------------------------------------------------------------------------------------------------------

Peter Meenan             Director          Elected            President and CEO           19                 N/A
Concord, MA (60)                           December,          Babson - United,
                                           2001; Term         Inc., Babson - United
                                           Expires            Investment Advisors
                                           October, 2004      (2000 to present);
                                                              Independent
                                                              Consultant (1999-
                                                              2000); Head of
                                                              Global Funds for
                                                              Investment Products
                                                              & Distribution Group -
                                                              Citicorp (1995-1999)
-------------------------------------------------------------------------------------------------------------------

                                      101

INTERESTED DIRECTORS:

                                                                                     NUMBER OF
                                         TERM OF OFFICE         PRINCIPAL          PORTFOLIOS IN          OTHER
                           POSITION(S)     AND LENGTH         OCCUPATION(S)         FUND COMPLEX       DIRECTORSHIPS
 NAME, ADDRESS              HELD WITH        OF TIME           DURING PAST            OVERSEEN           HELD BY
    AND AGE                   FUND           SERVED              5 YEARS             BY DIRECTOR         DIRECTOR
---------------------------------------------------------------------------------------------------------------------------
Robin Wiessman*            Director        Elected            Principal - Brown,          19           Director - ICMA
Washington D.C. (48)                       November,          Wiessman Group                           Retirement
                                           1998;              (2001 to present)                        Corporation;
                                           Term Expires       Managing Director -                      Director -
                                           October, 2004      Dain Rauscher                            Council
                                                              (1999-2001)                              of Lafayette
                                                              Founding                                 Women;
                                                              Principal and President -                Director -
                                                              Artemis Capital                          New York City
                                                              Group, Inc.                              Public/Private
                                                              (1990-1998)                              Initiatives
                                                                                                       Corporation;
                                                                                                       Trustee -
                                                                                                       Citizens
                                                                                                       Budget
                                                                                                       Commission
                                                                                                       of New York
---------------------------------------------------------------------------------------------------------------------------

Howard Tipton*             Director        Elected            Chief Administrative        19           Director - ICMA
Washington D.C. (65)                       December,          Services Officer -                       Retirement
                                           2001;              City of Orlando,                         Corporation,
                                           Term Expires       Florida, Retired 1999;                   Director -
                                           October, 2002      President - Wayne                        Underwriters
                                                              Densch Center,                           Laboratories
                                                              Retired 2001
---------------------------------------------------------------------------------------------------------------------------

Girard Miller**            President       Elected            President and CEO -         19               N/A
Washington D.C. (50)                       November,          ICMA Retirement
                                           1998 and will      Corporation (1993 to
                                           serve until        present); Manager
                                           successor is       and President -
                                           chosen             Vantagepoint
                                                              Investment Advisers,
                                                              LLC(1999 to present);
                                                              President, CEO and
                                                              Director - ICMA RC
                                                              Services, LLC,
                                                              broker-dealer
---------------------------------------------------------------------------------------------------------------------------

                                      102

                                                                                       NUMBER OF
                                         TERM OF OFFICE       PRINCIPAL              PORTFOLIOS IN          OTHER
                        POSITION(S)        AND LENGTH       OCCUPATION(S)             FUND COMPLEX       DIRECTORSHIPS
 NAME, ADDRESS           HELD WITH          OF TIME         DURING PAST                OVERSEEN            HELD BY
      AND AGE              FUND              SERVED            5 YEARS                BY DIRECTOR          DIRECTOR
----------------------------------------------------------------------------------------------------------------------
Paul Breault**           Treasurer       Elected            Senior Vice                   19                 N/A
Washington D.C. (54)                     November,          President/
                                         1998 and will      Chief Financial
                                         serve until        Officer - ICMA
                                         successor is       Retirement
                                         chosen             Corporation (1998 to
                                                            present); Treasurer -
                                                            Vantagepoint
                                                            Investment Advisers,
                                                            LLC (1999 to present);
                                                            Treasurer ICMA RC
                                                            Services, LLC, broker-
                                                            dealer; Sr. Vice
                                                            President/Group Chief
                                                            Financial Officer -
                                                            Fidelity Investments
                                                            (1993-1997)
----------------------------------------------------------------------------------------------------------------------
Paul Gallagher**         Secretary       Elected            Vice President/               19                 N/A
Washington D.C. (42)                     November,          Secretary and
                                         1998 and will      General Counsel -
                                         serve until        ICMA Retirement
                                         successor is       Corporation (1998 to
                                         chosen             present); Secretary -
                                                            Vantagepoint
                                                            Investment Advisers,
                                                            LLC (1999 to present);
                                                            Principal/Assistant
                                                            General Counsel -
                                                            The Vanguard Group
                                                            (1985-1998)
----------------------------------------------------------------------------------------------------------------------

   * Ms. Wiessman and Mr. Tipton are considered interested directors because they are also directors of ICMA Retirement Corporation ("RC"). Vantagepoint Investment Advisers, LLC, the adviser to Vantagepoint Funds, is a wholly-owned subsidiary of RC.
  ** Mssrs. Miller, Breault and Gallagher are the executive officers of Vantagepoint Funds and are considered interested persons as defined in the Investment Company Act of 1940.

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2001

----------------------------------------------------------------------------------------
VANTAGEPOINT MONEY
MARKET FUND                                                      SHARES            VALUE
----------------------------------------------------------------------------------------
Short Term Investment Co.
Liquid Assets Portfolio
(Cost $119,458,975)                                         119,458,975  $   119,458,975
                                                                         ---------------
TOTAL INVESTMENTS--99.8%
Other assets less liabilities--0.2%                                              193,112
                                                                         ---------------
NET ASSETS--100.0%                                                       $   119,652,087
                                                                         ===============

                See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2001

----------------------------------------------------------------------------------------
VANTAGEPOINT INCOME
PRESERVATION FUND
----------------------------------------------------------------------------------------
  COUPON       MATURITY
   RATE          DATE                                              FACE            VALUE
----------------------------------------------------------------------------------------
CORPORATE OBLIGATIONS--27.7%
----------------------------------------------------------------------------------------
AEROSPACE & DEFENSE--0.3%
   Bae Systems Holdings, Inc.
    6.400%    12/15/2011                                   $    500,000   $      495,716
   Honeywell International, Inc.
    7.000%    03/15/2007                                        500,000          528,704
                                                                          --------------
                                                                               1,024,420
                                                                          --------------
AIRLINES--0.6%
   Atlas Air Worldwide Holdings, Inc.
    7.380%    01/02/2018                                        521,328          456,243
   Atlas Air, Inc., Ser. 991A
    7.200%    01/02/2019                                      1,171,660        1,067,148
   Continental Airlines, Inc.
    6.648%    09/15/2017                                        458,156          406,311
   Delta Air Lines, Inc.
    7.920%    11/18/2010                                        500,000          486,910
                                                                          --------------
                                                                               2,416,612
                                                                          --------------
AUTOMOTIVE--1.4%
   Daimler Chrysler NA Holdings
    7.750%    05/27/2003                                      1,500,000        1,566,390
   Ford Motor Company
    7.450%    07/16/2031                                      1,000,000          918,763
   General Motors Acceptance Corporation
    8.000%    11/01/2031                                        750,000          765,526
   General Motors Acceptance Corporation
    3.110%    01/20/2004                                      2,500,000        2,446,730
                                                                          --------------
                                                                               5,697,409
                                                                          --------------
BANKING--3.3%
   AESOP Funding II LLC
    6.400%    10/20/2003                                        500,000          511,526
   African Development Bank (Supra National)
    9.750%    12/15/2003                                        650,000          722,494
   Associates Manufactured Housing Corporation
    2.126%    07/15/2030                                      1,056,757        1,056,757
   Bank America Corporation
    7.750%    07/15/2002                                        500,000          513,872
   Bank One NA Illinois
    2.216%    05/10/2004                                      1,300,000        1,300,187
   MBNA Master Credit Card Trust II
    2.460%    10/16/2006                                      2,500,000        2,464,050
   MBNA Corporation
    2.900%    06/13/2003                                      2,000,000        1,993,400
   Popular North America, Inc.
    6.625%    01/15/2004                                        700,000          719,908
   Regions Financial Corporation
    7.000%    03/01/2011                                        360,000          374,224
   Wachovia Corporation
    6.605%    10/01/2025                                      1,000,000        1,047,874
   Wachovia Corporation
    6.150%    03/15/2009                                        500,000          500,167
   Wachovia Corporation
    4.950%    11/01/2006                                        250,000          245,720
   Washington Mutual Bank FA
    2.400%    05/17/2004                                      1,000,000          999,441
   Washington Mutual Bank FA
    2.243%    05/24/2006                                      1,000,000        1,000,496
                                                                          --------------
                                                                              13,450,116
                                                                          --------------
BEVERAGES, FOOD & TOBACCO--0.9%
   Anheuser Busch Companies, Inc.
    6.750%    06/01/2005                                      2,000,000        2,064,010
   Coca Cola Company
    5.750%    03/15/2011                                        280,000          277,354
   ConAgra Foods, Inc.
    9.875%    11/15/2005                                        295,000          342,249
   Safeway, Inc.
    7.250%    09/15/2004                                      1,000,000        1,069,650
                                                                          --------------
                                                                               3,753,263
                                                                          --------------
CHEMICALS--0.4%
   Potash Corporation of Saskatchewan, Inc. (Canada)
    7.750%    05/31/2011                                        145,000          154,225
   Potash Corporation of Saskatchewan, Inc. (Canada)
    7.125%    06/15/2007                                        500,000          509,060
   Praxair, Inc.
    6.850%    06/15/2005                                        460,000          485,006
   Praxair, Inc.
    6.625%    10/15/2007                                        325,000          336,924
                                                                          --------------
                                                                               1,485,215
                                                                          --------------
COMMERCIAL SERVICES--0.2%
   Cendant Corporation
    6.875%    08/15/2006                                        420,000          406,086
   R.R. Donnelley & Sons Company
    5.000%    11/15/2006                                        490,000          474,822
                                                                          --------------
                                                                                 880,908
                                                                          --------------
COMMUNICATIONS--0.3%
+  Citizens Communications Company
    9.250%    05/15/2011                                        500,000          557,317
   Qwest Capital Funding
    6.375%    07/15/2008                                        500,000          478,084
+  Verizon Global Funding Corporation
    6.750%    12/01/2005                                        250,000          263,836
                                                                          --------------
                                                                               1,299,237
                                                                          --------------
COMPUTER SOFTWARE & PROCESSING--0.3%
   First Data Corporation
    5.625%    11/01/2011                                        650,000          622,378
   Sun Microsystems, Inc.
    7.000%    08/15/2002                                        500,000          510,460
                                                                          --------------
                                                                               1,132,838
                                                                          --------------
DIVERSIFIED--0.2%
   Tyco International Group SA (Luxembourg)
    6.125%    01/15/2009                                        750,000          738,975
                                                                          --------------
ELECTRIC UTILITIES--2.8%
*  Allegheny Energy, Inc.
    7.800%    03/15/2011                                        500,000          483,431
   Allete, Inc.
    3.240%    10/20/2003                                        725,000          726,604
+  American Electric Power Company, Inc.
    6.125%    05/15/2006                                        500,000          495,426
   Baltimore Gas & Electric
    6.750%    12/15/2002                                      2,000,000        2,068,606
   Chilquinta Energia Financial (Chile)
    6.620%    04/01/2011                                        255,000          261,696
   Duke Energy Field Services LLC
    5.750%    11/15/2006                                        500,000          493,499
   Florida Power & Light Company
    6.875%    12/01/2005                                      2,000,000        2,111,360
   NSTAR
    8.000%    02/15/2010                                        500,000          537,180
   Niagara Mohawk Power Company
    7.750%    05/15/2006                                      1,000,000        1,081,320
   PSEG Power, LLC.
    8.625%    04/15/2031                                        350,000          389,777
+  Reliant Energy Resources
    7.750%    02/15/2011                                        500,000          501,845

                                       105

----------------------------------------------------------------------------------------
  COUPON       MATURITY
   RATE          DATE                                              FACE            VALUE
----------------------------------------------------------------------------------------
   TECO Energy, Inc.
    7.000%    10/01/2002                                   $    600,000   $      616,902
   Virginia Electric & Power Company
    5.750%    03/31/2006                                      1,500,000        1,516,597
                                                                          --------------
                                                                              11,284,243
                                                                          --------------
ELECTRICAL EQUIPMENT--0.7%
   Eaton Corporation
    3.083%    04/24/2003                                      2,400,000        2,403,091
   Old Dominion Electric
    6.250%    06/01/2011                                        350,000          343,243
                                                                          --------------
                                                                               2,746,334
                                                                          --------------
ENTERTAINMENT & LEISURE--0.2%
   Time Warner Entertainment Company
    9.625%    05/01/2002                                      1,000,000        1,022,700
                                                                          --------------
FINANCIAL SERVICES--6.9%
   Abbey National Treasury Services
    2.700%    12/27/2002                                      2,500,000        2,499,750
   AIG Sun America Global Financial
    6.300%    05/10/2011                                        500,000          509,028
   AIG Sun America Global Financial II
    7.600%    06/15/2005                                        500,000          540,895
   American Express Company
    5.500%    09/12/2006                                        500,000          500,902
   Americredit Automobile Receivables Trust
    2.490%    09/05/2007                                      2,500,000        2,509,727
   Bear Stearns Company, Inc.
    2.763%    05/24/2004                                        800,000          799,354
   Caterpillar Financial Services Corporation
    5.950%    05/01/2006                                        340,000          348,007
   Caterpillar Financial Services Corporation
    2.700%    09/05/2002                                        700,000          700,986
   Charles Schwab Corporation
    8.050%    03/01/2010                                        500,000          527,665
   CIT Group, Inc.
    6.500%    02/07/2006                                        750,000          778,485
   CIT Group, Inc.
    5.500%    02/15/2004                                      1,500,000        1,540,470
   ERAC USA Finance Company
    8.000%    01/15/2011                                        500,000          508,295
   Ford Motor Credit Company
    7.875%    06/15/2010                                      1,000,000        1,014,300
   Ford Motor Credit Company
    3.340%    03/17/2003                                      2,000,000        1,960,696
   FPL Group Capital, Inc.
    6.125%    05/15/2007                                        500,000          506,600
*  Frank Russell Company
    5.625%    01/15/2009                                        500,000          485,645
   Goldman Sachs Group, Inc.
    6.875%    01/15/2011                                      1,000,000        1,030,720
   Heller Financial, Inc.
    7.875%    05/15/2003                                      2,000,000        2,131,120
   Household Finance Corporation
    7.200%    07/15/2006                                        500,000          526,659
   Household Finance Corporation
    7.000%    08/01/2003                                        500,000          526,115
   Household Finance Corporation
    6.375%    10/15/2011                                        400,000          387,697
   International Lease Finance Corporation
    5.750%    10/15/2006                                        750,000          748,795
   Merrill Lynch & Company, Inc.
    2.450%    05/21/2004                                      1,100,000        1,101,428
   Morgan Stanley Dean Witter & Company
    2.640%    04/22/2004                                      2,000,000        1,995,510
   Morgan Stanley Dean Witter & Company
    2.481%    04/05/2004                                      2,000,000        2,001,728
   Private Export Funding Corporation
    7.200%    01/15/2010                                      1,040,000        1,129,211
   RFCSP Strip Principal
    0.000%    10/15/2020                                      1,600,000          483,646
   Salomon Smith Barney Holdings
    6.625%    07/01/2002                                        500,000          510,364
                                                                          --------------
                                                                              28,303,798
                                                                          --------------
FOREST PRODUCTS & PAPER--0.2%
   Stora Enso OYJ (Finland)
    7.375%    05/15/2011                                        190,000          200,794
   Westvaco Corporation
    7.950%    02/15/2031                                        500,000          514,805
   Weyerhaeuser Company
    6.000%    08/01/2006                                        200,000          200,902
                                                                          --------------
                                                                                 916,501
                                                                          --------------
HEALTH CARE PROVIDERS--0.1%
   Wellpoint Health Networks, Inc.
    6.375%    06/15/2006                                        365,000          372,581
                                                                          --------------
INSURANCE--2.6%
   ACE INA Holdings
    8.300%    08/15/2006                                        750,000          812,975
   Allstate Corporation
    7.200%    12/01/2009                                        500,000          530,195
   Axa Company (France)
    8.600%    12/15/2030                                        750,000          840,884
   Cigna Corporation
    8.250%    01/01/2007                                        500,000          547,080
   Everest Reinsurance Holdings
    8.500%    03/15/2005                                        500,000          540,585
   Florida Windstorm Underwriting Association
    6.850%    08/25/2007                                        700,000          710,003
   GE Global Insurance Holding
    6.450%    03/01/2019                                        500,000          483,605
   GE Life - Prem Assets
    2.781%    10/06/2005                                      2,000,000        1,998,448
   Hartford Life, Inc.
    7.375%    03/01/2031                                        500,000          517,300
*  Liberty Mutual
    7.697%    10/15/2067                                        500,000          383,210
   Lumbermans Mutual Casualty
    9.150%    07/01/2026                                        280,000          259,762
   MGIC Investment Corporation
    7.500%    10/15/2005                                        480,000          496,229
   Mony Group, Inc. (The)
    8.350%    03/15/2010                                        500,000          529,000
   Mony Group, Inc. (The)
    7.450%    12/15/2005                                        250,000          260,047
   Provident Companies, Inc.
    7.000%    07/15/2018                                        500,000          473,130
   RenaissanceRe Holdings Ltd. (Bermuda)
    7.000%    07/15/2008                                        500,000          505,527
   United Health Group, Inc.
    7.500%    11/15/2005                                        500,000          536,075
   W.R. Berkley Corporation
    9.875%    05/15/2008                                        300,000          332,501
                                                                          --------------
                                                                              10,756,556
                                                                          --------------
MEDIA--BROADCASTING & PUBLISHING--0.6%
   CBS Corporation
    8.625%    08/01/2012                                        250,000          289,544
   Cox Enterprises, Inc.
    6.625%    06/14/2002                                        900,000          915,426

                                       106

----------------------------------------------------------------------------------------
  COUPON       MATURITY
   RATE          DATE                                              FACE            VALUE
----------------------------------------------------------------------------------------
+  Viacom, Inc.
    7.875%    07/30/2030                                   $    250,000   $      276,928
   Viacom, Inc.
    6.875%    09/01/2003                                      1,000,000        1,048,790
                                                                          --------------
                                                                               2,530,688
                                                                          --------------
METALS & MINING--0.2%
   Alcan, Inc. (Canada)
    7.250%    03/15/2031                                        370,000          387,637
   Alcoa, Inc.
    2.280%    12/06/2004                                        500,000          500,304
                                                                          --------------
                                                                                 887,941
                                                                          --------------
OIL & GAS--1.9%
   Amerada Hess Corporation
    6.650%    08/15/2011                                        230,000          229,426
   Apache Finance PTY Ltd. (Australia)
    6.500%    12/15/2007                                        750,000          768,570
+  Burlington Resources Financial
    7.400%    12/01/2031                                        210,000          208,729
*  Coastal Corporation
    2.531%    03/06/2002                                      1,000,000        1,000,257
   Conoco, Inc.
    3.281%    04/15/2003                                      2,000,000        2,009,886
   Dynegy - Roseton Danskamme
    7.670%    11/08/2016                                        500,000          406,483
*  Kerr-McGee Corporation
    2.654%    06/28/2004                                      1,000,000          998,636
   KeySpan Corporation
    7.625%    11/15/2010                                        250,000          271,043
   PanCanadian Energy Corporation (Canada)
    7.200%    11/01/2031                                        500,000          488,429
   Progress Energy, Inc.
    7.000%    10/30/2031                                      1,000,000          988,495
   Vastar Resources, Inc.
    6.950%    11/08/2006                                        500,000          534,625
                                                                          --------------
                                                                               7,904,579
                                                                          --------------
PHARMACEUTICALS--0.2%
   American Home Products Corporation
    6.250%    03/15/2006                                        750,000          777,305
                                                                          --------------
REAL ESTATE--0.2%
   Duke Realty LP
    7.300%    06/30/2003                                        300,000          314,249
   EOP Operating LP
    7.750%    11/15/2007                                        500,000          533,920
                                                                          --------------
                                                                                 848,169
                                                                          --------------
RETAILERS--0.1%
   CVS Corporation
    5.625%    03/15/2006                                        500,000          504,048
                                                                          --------------
TELECOMMUNICATIONS--1.6%
   AT&T Corporation
    6.500%    03/15/2029                                        500,000          436,765
   AT&T Corporation
    6.500%    11/15/2006                                        500,000          508,933
   BellSouth Corporation
    6.875%    10/15/2031                                      1,000,000        1,031,445
+  France Telecom SA (France)
    8.500%    03/01/2031                                        500,000          572,739
   Qwest Capital Funding, Inc.
    5.875%    08/03/2004                                      1,000,000          990,481
+  Sprint Capital Corporation
    6.000%    01/15/2007                                        500,000          496,974
+  Telefonica Europe NV (Netherlands)
    7.750%    09/15/2010                                        500,000          532,023
   Verizon Pennsylvania, Inc.
    5.650%    11/15/2011                                        250,000          240,121
+  Vodafone Group PLC (United Kingdom)
    7.750%    02/15/2010                                        500,000          549,985
   Worldcom, Inc.
    7.375%    01/15/2003                                      1,000,000        1,035,305
                                                                          --------------
                                                                               6,394,771
                                                                          --------------
TRANSPORTATION--0.6%
   American Airlines, Inc.
    7.858%    10/01/2011                                        145,000          147,342
   Fedex Corporation
    7.650%    01/15/2022                                         97,714          103,385
   Norfolk Southern Corporation
    3.051%    07/07/2003                                      2,200,000        2,200,977
                                                                          --------------
                                                                               2,451,704
                                                                          --------------
UTILITIES--0.9%
   Dominion Resources, Inc.
    7.600%    07/15/2003                                      1,000,000        1,056,820
   Dominion Resources, Inc.
    5.684%    09/16/2002                                      2,000,000        2,002,772
   Hydro-Quebec (Canada)
    7.500%    04/01/2016                                        500,000          550,727
                                                                          --------------
                                                                               3,610,319
                                                                          --------------
TOTAL CORPORATE OBLIGATIONS
   (Cost $112,192,248)                                                       113,191,230
                                                                          --------------
----------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS--36.9%
----------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCIES--
  MORTGAGE BACKED--36.9%
   Federal Home Loan Bank
    6.984%    05/01/2025                                      3,227,443        3,256,684
   Federal Home Loan Bank
    6.375%    11/15/2002                                      1,000,000        1,035,993
   Federal Home Loan Bank
    6.000%    01/01/2029                                        333,217          327,282
   Federal Home Loan Bank
    6.000%    01/01/2029                                        298,224          292,913
   Federal Home Loan Bank
    6.000%    02/01/2029                                        567,376          557,271
   Federal Home Loan Bank
    6.000%    02/01/2029                                        611,613          600,720
   Federal Home Loan Bank
    5.750%    08/15/2011                                      1,000,000          989,370
   Federal Home Loan Mortgage Corporation
    7.000%    07/15/2005                                      2,250,000        2,439,135
   Federal Home Loan Mortgage Corporation
    6.500%    09/01/2014                                        152,481          155,637
   Federal Home Loan Mortgage Corporation
    6.500%    09/01/2014                                      1,102,977        1,125,802
   Federal Home Loan Mortgage Corporation
    6.500%    10/01/2014                                         45,862           46,811
   Federal Home Loan Mortgage Corporation
    2.975%    03/15/2024                                      3,567,760        3,605,995
   Federal Home Loan Mortgage Corporation
    2.433%    09/20/2025                                      3,041,836        3,065,550
   Federal Home Loan Mortgage Corporation
    2.280%    01/10/2002                                        340,000          339,806
   Federal Home Loan Mortgage Corporation
    2.055%    11/07/2002                                      2,000,000        1,964,608
   Federal Home Loan Mortgage Corporation
    1.935%    01/15/2002                                      3,000,000        2,997,742
   Federal Home Loan Mortgage Corporation
    1.935%    03/27/2002                                      5,200,000        5,176,242

                                       107

----------------------------------------------------------------------------------------
  COUPON       MATURITY
   RATE          DATE                                              FACE            VALUE
----------------------------------------------------------------------------------------
   Federal Home Loan Mortgage Corporation
    1.930%    01/08/2002                                   $  1,850,000   $    1,849,306
   Federal Home Loan Mortgage Corporation
    1.900%    01/08/2002                                      2,500,000        2,499,076
   Federal Home Loan Mortgage Corporation
    1.820%    03/27/2002                                     21,200,000       21,108,899
   Federal Home Loan Mortgage Corporation
    1.800%    01/29/2002                                      2,000,000        1,997,200
   Federal Home Loan Mortgage Corporation
    1.730%    01/02/2002                                      6,272,000        6,271,742
   Federal Home Loan Mortgage Corporation
    1.660%    01/09/2002                                     21,200,000       21,192,180
   Federal Home Loan Mortgage Corporation
    1.530%    01/02/2002                                      4,500,000        4,499,809
   Federal National Mortgage Association
    7.500%    01/01/2030                                         40,227           41,521
   Federal National Mortgage Association
    7.500%    01/01/2030                                         36,380           37,551
   Federal National Mortgage Association
    7.500%    01/01/2030                                        785,665          810,948
   Federal National Mortgage Association
    7.500%    02/01/2030                                        315,074          325,214
   Federal National Mortgage Association
    7.500%    03/01/2030                                         36,149           37,301
   Federal National Mortgage Association
    7.500%    03/01/2030                                        266,208          274,693
   Federal National Mortgage Association
    7.500%    04/01/2030                                         46,339           47,816
   Federal National Mortgage Association
    7.500%    04/01/2030                                        417,188          430,484
   Federal National Mortgage Association
    7.500%    04/01/2030                                        542,000          559,615
   Federal National Mortgage Association
    7.500%    05/01/2030                                         34,503           35,603
   Federal National Mortgage Association
    7.500%    06/01/2030                                         30,184           31,146
   Federal National Mortgage Association
    7.500%    06/01/2030                                         44,441           45,858
   Federal National Mortgage Association
    7.500%    03/01/2031                                         28,325           29,245
   Federal National Mortgage Association
    7.015%    12/01/2010                                        992,113        1,061,698
   Federal National Mortgage Association
    7.000%    08/01/2016                                      2,285,869        2,367,644
   Federal National Mortgage Association
    7.000%    10/01/2016                                        299,130          309,831
   Federal National Mortgage Association
    6.865%    08/01/2009                                        990,408        1,053,719
   Federal National Mortgage Association
    6.568%    04/01/2008                                      1,000,000        1,049,752
   Federal National Mortgage Association
    6.557%    12/25/2020                                        517,868          517,301
   Federal National Mortgage Association
    6.500%    03/01/2029                                        257,315          257,796
   Federal National Mortgage Association
    6.500%    06/01/2029                                        523,462          524,441
   Federal National Mortgage Association
    6.500%    06/01/2029                                        358,831          359,502
   Federal National Mortgage Association
    6.500%    06/01/2029                                        365,671          366,355
   Federal National Mortgage Association
    6.500%    06/01/2029                                        126,540          126,776
   Federal National Mortgage Association
    6.500%    06/01/2029                                         66,249           66,373
   Federal National Mortgage Association
    6.500%    06/01/2029                                         97,496           97,678
   Federal National Mortgage Association
    6.500%    07/01/2030                                        806,965          808,391
   Federal National Mortgage Association
    6.200%    08/12/2008                                      2,000,000        2,029,680
+* Federal National Mortgage Association
    5.775%    11/01/2011                                      1,074,042        1,078,951
   Federal National Mortgage Association TBA
    6.500%    01/01/2017                                      3,000,000        3,058,125
   Federal National Mortgage Association TBA
    6.000%    02/19/2016                                      4,000,000        3,997,500
   Federal National Mortgage Association TBA
    6.000%    01/01/2032                                        970,000          949,084
   Government National Mortgage Association
    8.000%    06/15/2026                                        213,940          225,307
   Government National Mortgage Association
    8.000%    06/15/2026                                        201,101          211,785
   Government National Mortgage Association
    8.000%    07/15/2026                                        275,631          288,310
   Government National Mortgage Association
    8.000%    08/15/2026                                        296,918          312,693
   Government National Mortgage Association
    8.000%    09/15/2026                                        502,183          528,864
   Government National Mortgage Association
    8.000%    01/15/2030                                         23,851           24,976
   Government National Mortgage Association
    8.000%    01/15/2030                                         36,332           38,046
   Government National Mortgage Association
    8.000%    03/15/2030                                         12,212           12,785
   Government National Mortgage Association
    8.000%    04/15/2030                                        471,444          493,541
   Government National Mortgage Association
    8.000%    07/15/2030                                         23,800           24,894
   Government National Mortgage Association
    8.000%    07/15/2030                                        170,497          178,340
   Government National Mortgage Association
    8.000%    07/15/2030                                        214,679          224,741
   Government National Mortgage Association
    8.000%    08/15/2030                                        137,360          143,798
   Government National Mortgage Association
    8.000%    12/15/2030                                         29,087           30,451
   Government National Mortgage Association
    8.000%    02/15/2031                                      1,494,295        1,564,333
   Government National Mortgage Association
    8.000%    02/15/2031                                        427,276          447,302
   Government National Mortgage Association
    7.500%    07/15/2025                                          2,788            2,884
   Government National Mortgage Association
    7.500%    08/15/2025                                         14,497           15,000
   Government National Mortgage Association
    7.500%    09/15/2025                                         97,131          100,500
   Government National Mortgage Association
    7.500%    10/15/2025                                      1,029,983        1,065,711
   Government National Mortgage Association
    7.500%    11/15/2025                                        139,857          144,708
   Government National Mortgage Association
    7.500%    12/15/2025                                        491,151          510,488
   Government National Mortgage Association
    7.500%    01/15/2027                                        365,267          377,937
   Government National Mortgage Association
    7.500%    09/15/2027                                         31,313           32,399
   Government National Mortgage Association
    7.500%    10/15/2027                                        397,436          411,222
   Government National Mortgage Association
    7.500%    07/15/2029                                        119,632          123,782
   Government National Mortgage Association
    7.500%    08/15/2029                                        381,036          394,372

                                       108

----------------------------------------------------------------------------------------
  COUPON       MATURITY
   RATE          DATE                                              FACE            VALUE
----------------------------------------------------------------------------------------
   Government National Mortgage Association
    7.500%    09/15/2029                                   $    426,569   $      441,499
   Government National Mortgage Association
    7.500%    10/15/2029                                        419,839          434,534
   Government National Mortgage Association
    7.500%    11/15/2029                                        394,184          407,981
   Government National Mortgage Association
    7.500%    11/15/2029                                         26,736           27,672
   Government National Mortgage Association
    7.500%    01/15/2031                                        625,344          647,036
   Government National Mortgage Association
    7.000%    01/15/2028                                         18,036           18,452
   Government National Mortgage Association
    7.000%    07/15/2028                                        633,823          648,440
   Government National Mortgage Association
    7.000%    10/15/2028                                         16,434           16,813
   Government National Mortgage Association
    7.000%    11/15/2031                                        499,625          511,148
   Government National Mortgage Association
    6.500%    03/15/2029                                        952,166          956,808
   Government National Mortgage Association
    6.500%    04/15/2029                                        127,468          127,905
   Government National Mortgage Association
    6.500%    06/15/2029                                        293,717          294,724
   Government National Mortgage Association
    6.500%    06/15/2029                                        988,252          993,069
   Government National Mortgage Association
    6.500%    07/15/2029                                        458,560          460,133
   Government National Mortgage Association
    6.500%    08/15/2029                                        421,710          423,766
   Government National Mortgage Association
    6.500%    03/15/2031                                        241,538          242,715
   Government National Mortgage Association
    2.956%    07/16/2028                                      1,383,113        1,388,224
   Government National Mortgage Association TBA
    7.500%    01/23/2031                                     19,000,000       19,647,178
   Government National Mortgage Association TBA
    7.500%    01/24/2032                                      5,000,000        5,165,625
                                                                          --------------
TOTAL U.S. GOVERNMENT AGENCY
 OBLIGATIONS
   (Cost $149,990,757)                                                       150,966,256
                                                                          --------------
----------------------------------------------------------------------------------------
U.S. TREASURY BONDS--6.5%
----------------------------------------------------------------------------------------
U.S. TREASURY BILLS--0.3%
   U.S. Treasury Bill
    2.120%    01/24/2002                                      1,150,000        1,148,442
   U.S. Treasury Bill
    2.110%    02/07/2002                                         60,000           59,870
   U.S. Treasury Bill
    2.072%    02/07/2002                                         60,000           59,872
                                                                          --------------
                                                                               1,268,184
                                                                          --------------
U.S. TREASURY BONDS--0.9%
   U.S. Treasury Bond
    5.500%    08/15/2028                                      3,523,000        3,401,879
                                                                          --------------
U.S. TREASURY NOTES--5.3%
   U.S. Treasury Inflation Index Note
    3.875%    01/15/2009                                      2,167,300        2,216,736
   U.S. Treasury Inflation Index Note
    3.625%    07/15/2002                                        332,901          336,074
   U.S. Treasury Inflation Index Note
    3.625%    01/15/2008                                      3,300,180        3,335,228
   U.S. Treasury Note
    6.500%    08/15/2005                                      8,000,000        8,654,960
   U.S. Treasury Note
    6.500%    02/15/2010                                      3,250,000        3,567,395
   U.S. Treasury Note
    6.000%    08/15/2004                                      3,000,000        3,183,750
   U.S. Treasury Note
    2.750%    10/31/2003                                        500,000          499,083
                                                                          --------------
                                                                              21,793,226
                                                                          --------------
TOTAL U.S. TREASURY OBLIGATIONS
 (Cost $25,866,284)                                                         26,463,289
                                                                          --------------
----------------------------------------------------------------------------------------
MUNICIPAL OBLIGATIONS--0.1%
----------------------------------------------------------------------------------------
FINANCIAL SERVICES--0.1%
   Delaware River Port Authorities PA & NJ
    7.630%    01/01/2021
   (Cost $504,918)                                              500,000          558,425
                                                                          --------------
----------------------------------------------------------------------------------------
SOVEREIGN DEBT OBLIGATIONS--0.6%
----------------------------------------------------------------------------------------
GOVERNMENT ISSUED--0.1%
   Ontario (Province Of) (Canada)
    5.500%    10/01/2008                                        500,000          501,545
                                                                          --------------
TELECOMMUNICATIONS--0.5%
   British Telecom PLC (United Kingdom)
    3.165%    12/15/2003                                      1,900,000        1,920,919
                                                                          --------------
TOTAL SOVEREIGN DEBT OBLIGATIONS
   (Cost $2,405,568)                                                           2,422,464
                                                                          --------------
----------------------------------------------------------------------------------------
ASSET BACKED SECURITIES--16.6%
----------------------------------------------------------------------------------------
AUTOMOTIVE--0.2%
   Americredit Automobile Receivables Trust,
    Ser. 2001-B, Class A1
    3.760%    08/06/2002                                        675,810          677,188
                                                                          --------------
BANKING--0.9%
   Capital One Master Trust, Ser. 2000-1, Class B
    7.300%    04/17/2006                                        500,000          523,009
   Provident Bank Equipment Lease Trust, Ser. 2000-1A,
    Class A
    2.408%    11/25/2011                                      1,157,042        1,161,075
+* Washington Mutual, Ser.1999-WM1, Class M1
    6.605%    10/19/2039                                      1,948,581        1,952,843
                                                                          --------------
                                                                               3,636,927
                                                                          --------------
FINANCIAL SERVICES--15.2%
   Aames Mortgage Trust, Ser. 1999-2, Class AV2
    2.346%    10/15/2029                                        848,725          850,384
   Asset Securitization Corporation, Ser. 1997-D4,
    Class A1C    7.420%    04/14/2029                           500,000          534,403
   Asset Securitization Corporation, Ser. 1997-D5
    Class A1C    6.750%    02/14/2043                           260,000          271,838
   Bank of America Mortgage Securities,
    Ser. 2001-B, Class A1
    5.249%    06/25/2031                                      1,059,409        1,060,415
   Bayview Financial Acquisition Trust, Ser. 2000-A,
    Class A
    2.480%    02/25/2030                                        651,183          651,183
   Bayview Financial Acquisition Trust, Ser. 2000-D,
    Class A
    2.490%    11/25/2030                                        600,000          602,250
   Bear Stearns ARM Trust, Ser. 2000-1, Class A1
    7.480%    12/26/2030                                        448,687          455,204
   Bear Stearns ARM Trust, Ser. 2000-1, Class A1
    6.689%    12/25/2040                                      2,114,214        2,148,132
+* Bear Stearns ARM Trust, Ser. 2001-3, Class A1
    5.365%    06/25/2031                                        664,139          656,253

                                       109

----------------------------------------------------------------------------------------
  COUPON       MATURITY
   RATE          DATE                                              FACE            VALUE
----------------------------------------------------------------------------------------
   Bear Stearns Asset Backed Securities, Inc. Ser.
    2001-2, Class 2A
   2.981%     06/01/2031                                   $  1,704,447   $    1,708,465
   Bear Stearns Commercial Mortgage Securities,
    Ser. 1999-C1, Class A2
    6.020%    02/14/2009                                        750,000          755,324
   Capital Auto Receivables Asset Trust, Ser.
    2001-1, Class CTFS
    5.800%    07/15/2006                                      1,353,981        1,388,095
   Capital One Auto Finance Trust, Ser. 2001-A, Class A4
    5.400%    05/15/2008                                      1,250,000        1,284,400
   Chase Credit Card Master Trust, Ser. 2001-3, Class B
    2.236%    09/15/2006                                      2,000,000        2,003,204
   Chase Manhattan Auto Owner Trust, Ser. 1998-B, Class B
    6.050%    10/15/2004                                      2,500,000        2,505,203
   Chase Manhattan Auto Owner Trust, Ser. 2001-B Class A1
    2.180%    11/15/2002                                        828,150          829,157
   Circuit City Credit Card Master Trust, Ser. 1996-1
    Class B
    2.296%    10/15/2006                                      1,200,000        1,200,802
   Citibank Credit Card Insurance Trust, Ser. 2000-A1
    Class A1
    6.900%    10/15/2007                                        750,000          803,330
   COMM, Ser. 2000-FL3A, Class A
    2.116%    11/01/2010                                      1,610,524        1,607,196
   Countrywide Home Loans, Inc.
    7.260%    05/10/2004                                      1,000,000        1,061,892
   Countrywide Home Loans, Inc.
    2.870%    10/01/2003                                      1,500,000        1,500,395
   Credit Suisse First Boston Mortgage Securities
    Corporation, Ser. 1997-C1, Class A1C
    7.240%    04/20/2007                                        834,000          887,153
   Credit Suisse First Boston Mortgage Securities
    Corporation, Ser. 2000-HE1, Class A2
    2.156%    12/15/2030                                      2,586,992        2,589,775
   Discover Card Master Trust, Ser. 1997-2, Class A
    6.792%    04/16/2010                                        328,259          338,618
   First Bank Master Credit Card Trust, Ser. 2001-1A,
    Class B
    2.500%    11/15/2006                                      2,200,000        2,197,938
   Ford Credit Auto Owner Trust, Ser. 1999-B, Class B
    6.160%    08/15/2003                                      2,500,000        2,564,825
   Ford Credit Auto Owner Trust, Ser. 2000-E, Class A
    6.770%    10/15/2004                                        500,000          526,090
+* Holmes Financing PLC, Ser. 2, Class 1B
    2.780%    07/15/2040                                      2,500,000        2,500,781
   Honda Auto Receivables Owners Trust,
    Ser. 2001-2, Class A4
    5.090%    10/18/2006                                        445,000          455,400
   Honda Auto Receivables Owners Trust, Series
    2000-1, Class A3
    6.620%    07/15/2004                                      3,500,000        3,606,085
   Merrill Lynch Mortgage Investors, Inc. Ser.1997-C2,
    Class A2    6.540%    12/10/2029                            500,000          519,104
   MLCC Mortgage Investors, Inc. Ser. 1999-A, Class A
    2.276%    03/15/2025                                        602,393          604,712
   Morgan Stanley Dean Witter Capital Corporation,
    Ser. 2001-Top 1, Class A3
    6.460%    02/15/2033                                        740,000          764,612
   Morgan Stanley Dean Witter Capital Corporation,
    Ser. 2001-Top 3, Class A3
    6.200%    07/15/2030                                        660,000          671,144
   Morgan Stanley Dean Witter Capital I Series
    2001-Top 5 Class A2
    5.900%    10/15/2035                                        750,000          753,937
   Navistar Financial Corporation Owner Trust,
    Ser. 2001-A, Class A1
    4.290%    05/15/2002                                        143,577          143,577
   Nissan Auto Receivables Owner Trust, Ser.
    2001-B, Class A1
    4.743%    05/15/2002                                         21,356           21,391
   Nissan Auto Receivables Owner Trust, Series
    2001-B, Class A2
    4.600%    08/15/2003                                      3,000,000        3,027,159
   Nomura Asset Securities Corporation
    6.590%    03/17/2028                                      1,000,000        1,042,336
   Option One Mortgage Loan Trust, Ser. 2001-1, Class A
    2.180%    12/25/2030                                      2,072,588        2,073,881
   Peoplefirst.com Auto Receivables Owner Trust,
    Ser. 2000-2, Class A3
    6.340%    09/15/2004                                        700,000          723,484
   Residential Accredit Loans, Inc., Ser. 2000-QS7 Class A2
    8.000%    06/25/2030                                      1,044,836        1,064,066
   Residential Asset Securities Corporation, Ser.
    2001-KS1, Class AII
    2.165%    03/25/2032                                      1,716,571        1,716,303
   Salomon Brothers Mortgage Securities VII,
    Ser. 1999-LB1, Class A
    2.720%    06/25/2029                                        946,456          945,775
   Salomon Brothers Mortgage Securities VII,
    Ser. 2000-BOA1, Class A
    7.600%    08/25/2030                                        111,984          114,285
   Union Acceptance Corporation, Ser. 2001-A, Class A4
    5.610%    07/09/2007                                        500,000          518,514
   United Mortgage Securities Corporation, Ser.
    1994-1, Class AM
    5.892%    06/25/2032                                      2,057,620        2,113,639
   WFS Financial Owner Trust, Ser. 2000-C, Class A3
    7.070%    02/20/2005                                      1,000,000        1,034,426
   WFS Financial Owner Trust, Ser. 2001-C, Class A4
    5.180%    03/20/2009                                      2,000,000        2,031,228
   World Omni Auto Receivables Trust, Ser. 2001-B,
    Class A1
    1.971%    10/20/2002                                      1,200,000        1,200,809
   World Omni Master Owner Trust, Ser. 2000-1, Class B
    2.346%    03/15/2005                                      1,600,000        1,600,000
                                                                          --------------
                                                                              62,228,572
                                                                          --------------
LODGING--0.2%
+* Marriott Vacation Club Owner Trust, Ser. 2000-1A,
    Class A
    2.453%    09/20/2017                                        756,550          750,403
                                                                          --------------
UTILITIES--0.1%
   Peco Energy Transition Trust, Ser. 1999-A,
    Class A
    5.800%    03/01/2007                                        525,000          549,069
                                                                          --------------
TOTAL ASSET BACKED SECURITIES
   (Cost $67,478,715)                                                         67,842,159
                                                                          --------------
----------------------------------------------------------------------------------------
CERTIFICATES OF DEPOSIT--0.2%
----------------------------------------------------------------------------------------
BANKING--0.2%
   Canadian Imperial Bank of Commerce
    4.040%    05/18/2002
    (Cost $999,962)                                           1,000,000          999,962
                                                                          --------------
----------------------------------------------------------------------------------------
COMMERCIAL PAPER--18.2%
----------------------------------------------------------------------------------------
AUTOMOTIVE--0.2%
   Toyota Motor Credit Corporation
    1.720%    01/07/2002                                        900,000          899,742
                                                                          --------------
BEVERAGES, FOOD & TOBACCO--0.4%
   Coca Cola Company
    1.760%    01/17/2002                                        900,000          899,296
   Unilever Capital Corporation
    1.870%    01/09/2002                                        800,000          799,668
                                                                          --------------
                                                                               1,698,964
                                                                          --------------

                                       110

----------------------------------------------------------------------------------------
  COUPON       MATURITY
   RATE          DATE                                              FACE            VALUE
----------------------------------------------------------------------------------------
DIVERSIFIED--1.4%
   General Electric Capital Corporation
    1.800%    03/27/2002                                   $  4,800,000   $    4,779,600
   General Electric Capital Corporation
    1.734%    01/29/2002                                        900,000          900,000
                                                                          --------------
                                                                               5,679,600
                                                                          --------------
FINANCIAL SERVICES--14.4%
   American Express Company
    1.966%    01/14/2002                                      1,300,000        1,300,000
   American Express Credit Corporation
    1.950%    03/28/2002                                      6,000,000        5,972,050
   Asset Securitization Corporation
    2.000%    01/08/2002                                      2,500,000        2,499,028
   Atlantis One Funding Corporation
    1.880%    01/23/2002                                      2,200,000        2,197,472
   Citicorp
    1.854%    01/17/2002                                      2,200,000        2,200,000
   Citicorp
    1.773%    01/16/2002                                        900,000          900,000
   Countrywide Home Loans, Inc.
    4.560%    04/20/2002                                        750,000          750,000
   Delaware Funding Corporation
    1.980%    01/08/2002                                      2,500,000        2,499,037
   Edison Asset Securitization LLC
    1.980%    01/09/2002                                      1,950,000        1,949,142
   Edison Asset Securitization LLC
    1.810%    02/12/2002                                      5,000,000        4,989,442
   Enterprise Funding Corporation
    1.900%    01/09/2002                                      2,000,000        1,999,156
   Falcon Asset Securitization Corporation
    1.780%    01/24/2002                                      7,500,000        7,491,471
   Goldman Sachs Group, Inc.
    1.950%    01/04/2002                                      1,100,000        1,099,821
   Greyhawk Funding
    2.050%    01/14/2002                                      2,000,000        1,998,519
   Household Finance Corporation
    2.800%    01/03/2002                                        750,000          750,013
   Household Finance Corporation
    2.700%    10/15/2003                                      1,000,000        1,000,534
   National Rural Utilities Cooperative Finance Corporation
    1.850%    01/29/2002                                      3,300,000        3,295,252
   Preferred Receivables Funding
    2.080%    01/07/2002                                      4,000,000        3,998,613
   Preferred Receivables Funding
    1.920%    01/24/2002                                      2,000,000        1,997,547
   UBS Finance (Delaware) LLC
    1.800%    01/14/2002                                        900,000          899,415
   UBS Finance (Delaware) LLC
    1.780%    01/17/2002                                      2,000,000        1,998,418
   Variable Funding Capital Corporation
    1.950%    01/04/2002                                      2,200,000        2,199,642
   Windmill Funding Corporation
    1.810%    01/15/2002                                      5,000,000        4,996,480
                                                                          --------------
                                                                              58,981,052
                                                                          --------------
INSURANCE--0.4%
   American General Corporation
    1.934%    01/10/2002                                        800,000          800,000
   American General Corporation
    1.846%    02/07/2002                                        900,000          900,000
                                                                          --------------
                                                                               1,700,000
                                                                         ---------------
PHARMACEUTICALS--1.4%
   Merck & Company, Inc.
    1.850%    03/22/2002                                      5,500,000        5,477,389
                                                                          --------------
TOTAL COMMERCIAL PAPER
   (Cost $74,436,747)                                                         74,436,747
----------------------------------------------------------------------------------------
PURCHASED OPTIONS--0.0%
----------------------------------------------------------------------------------------
   EUR Put, Strike Price 93.5, 06/17/02
    (Cost $172)                                                  40,000              100
                                                                          --------------
----------------------------------------------------------------------------------------
CASH EQUIVALENTS--0.7%
----------------------------------------------------------------------------------------
INSTITUTIONAL MONEY MARKET FUNDS--0.0%
++ Merrimac Money Market Fund
    2.144%    01/02/2002                                         80,006           80,006
                                                                          --------------
BANK & CERTIFICATE DEPOSITS/OFFSHORE
  TIME DEPOSITS--0.4%
++ American Express Centurion Bank
    1.890%    01/22/2002                                         90,913           90,913
++ Bank of Nova Scotia
    2.040%    02/15/2002                                         72,726           72,726
++ Bank of Nova Scotia
    1.860%    01/28/2002                                        200,004          200,004
++ Bayerische Hypovereinsbank
    1.920%    02/05/2002                                         36,366           36,366
++ Bayerische Hypovereinsbank
    1.810%    03/18/2002                                         90,913           90,913
++ BNP Paribas
    1.840%    01/09/2002                                        200,004          200,004
++ Credit Agricole
    1.700%    01/07/2002                                        436,362          436,362
++ Royal Bank of Canada
    1.688%    01/07/2002                                        236,367          236,367
++ Royal Bank of Scotland PLC
    1.805%    03/27/2002                                        109,092          109,092
++ Toronto Dominion Bank
    2.040%    01/22/2002                                         36,368           36,368
                                                                          --------------
                                                                               1,509,115
                                                                          --------------
FLOATING RATE INSTRUMENTS/MASTER NOTES--0.3%
++ CS First Boston
    1.915%    01/02/2002                                        472,718          472,718
++ Doroda
    1.966%    01/07/2002                                         36,364           36,364
++ Fleet National Bank
    1.945%    04/30/2002                                         73,710           73,710
++ Goldman Sachs & Co
    2.010%    03/21/2002                                         90,914           90,914
++ Merrill Lynch
    1.640%    11/26/2002                                         36,366           36,366
++ Merrill Lynch
    1.620%    04/05/2002                                        109,091          109,091
++ Morgan Stanley Dean Witter & Co
    1.925%    06/28/2002                                        181,835          181,835
++ Morgan Stanley Dean Witter & Co
    1.610%    05/09/2002                                         54,540           54,540
++ U.S. Bank
    1.590%    11/06/2002                                         54,541           54,541
                                                                          --------------
                                                                               1,110,079
                                                                          --------------
TOTAL CASH EQUIVALENTS
   (Cost $2,699,200)                                                           2,699,200
                                                                          --------------

                                       111

----------------------------------------------------------------------------------------
                                                                   FACE            VALUE
----------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS--1.3%
----------------------------------------------------------------------------------------
IBT  Repurchase Agreement dated 12/31/2001 due
     01/02/2002, with a maturity value of $5,138,427 and
     an effective yield of 0.95% collateralized by a
     U.S.Government Obligation with a rate of 7.41%, a
     maturity date of 10/01/2023 and a market value of
     $5,395,349.                                           $  5,138,156   $    5,138,156
                                                                          --------------
TOTAL INVESTMENTS--108.8%
   (Cost $441,712,727)                                                       444,717,988
                                                                          --------------
----------------------------------------------------------------------------------------
WRAPPER AGREEMENTS--(1.8%)
----------------------------------------------------------------------------------------
+++ American International Group, Inc.
    (contractual effective yield of 5.810%)                                   (3,577,451)
+++ Bank of America (contractual effective
    yield of 5.810%)                                                          (3,577,451)
                                                                          --------------
TOTAL WRAPPER AGREEMENTS                                                      (7,154,902)
                                                                          --------------
Other assets less liabilities--(7.0%)                                        (28,652,889)
                                                                          --------------
NET ASSETS--100.0%                                                        $  408,910,197
                                                                          ==============

NOTES TO THE SCHEDULE OF INVESTMENTS:
ARM Adjustable Rate Mortgage
TBA To Be Announced
+   Denotes all or a portion of security on loan (Note 4).
*   Securities acquired pursuant to Rule 144A.
+* Security valued at fair value as determined by policies approved by the board of directors.
++  Represents collateral received from securities lending transactions.
+++ Wrapper Agreements - Each Wrapper Agreement obligates the wrap provider to maintain the book value of a portion of the Fund's assets up to a specified dollar amount, upon the occurrence of certain specified events.

                 See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2001

----------------------------------------------------------------------------------------
VANTAGEPOINT US GOVERNMENT
SECURITIES FUND
----------------------------------------------------------------------------------------
  COUPON       MATURITY
   RATE          DATE                                              FACE            VALUE
----------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS--54.9%
----------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCIES--
  MORTGAGE BACKED--54.9%
   Federal Home Loan Bank
    7.375%    05/15/2003                                   $  7,400,000   $    7,865,978
   Federal Home Loan Bank
    4.875%    04/16/2004                                      7,400,000        7,601,206
   Federal Home Loan Mortgage Corporation
    5.000%    05/15/2004                                      7,400,000        7,622,000
   Federal Home Loan Mortgage Corporation
    4.500%    06/15/2003                                      7,400,000        7,586,184
   Federal National Mortgage Association
    6.000%    05/01/2031                                      6,746,003        6,596,309
   Federal National Mortgage Association
    5.625%    05/14/2004                                      7,400,000        7,734,184
   Federal National Mortgage Association
    5.500%    02/15/2006                                      7,400,000        7,624,294
   Federal National Mortgage Association
    3.125%    11/15/2003                                      7,400,000        7,390,750
   Government National Mortgage Association
    7.500%    12/15/2029                                        625,950          647,859
   Government National Mortgage Association
    6.500%    05/15/2029                                      3,329,455        3,340,875
   Government National Mortgage Association
    6.500%    05/15/2029                                        955,414          958,691
   Government National Mortgage Association
    6.500%    06/15/2029                                      3,621,844        3,634,267
   Government National Mortgage Association
    6.500%    08/15/2031                                      2,918,953        2,928,965
   Government National Mortgage Association
    6.500%    08/15/2031                                      2,991,596        3,001,857
   Government National Mortgage Association
    6.500%    08/15/2031                                      2,966,614        2,976,789
   Government National Mortgage Association
    6.500%    09/15/2031                                      1,397,428        1,402,222
   Government National Mortgage Association
    6.500%    09/15/2031                                      3,958,159        3,971,735
                                                                          --------------
  TOTAL U.S. GOVERNMENT AGENCY
   OBLIGATIONS
    (Cost $83,453,693)                                                        82,884,165
                                                                          --------------
----------------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS--39.0%
----------------------------------------------------------------------------------------
U.S. TREASURY BONDS--3.3%
+  U.S. Treasury Bond
    5.000%    08/15/2011                                      5,000,000        4,984,350
U.S. TREASURY NOTES--35.7%
+  U.S. Treasury Note
    6.625%    05/15/2007                                     15,400,000       16,915,976
+  U.S. Treasury Note
    6.000%    08/15/2009                                     14,895,000       15,867,793
+  U.S. Treasury Note
    3.000%    11/30/2003                                     21,000,000       21,016,380
                                                                          --------------
                                                                              53,800,149
                                                                          --------------
TOTAL U.S. TREASURY OBLIGATIONS
   (Cost $59,158,809)                                                         58,784,499
                                                                          --------------
----------------------------------------------------------------------------------------
CASH EQUIVALENTS--22.3%
----------------------------------------------------------------------------------------
INSTITUTIONAL MONEY MARKET FUNDS--0.6%
++ Merrimac Money Market Fund
    2.144%    01/02/2002                                        996,675          996,675
                                                                          --------------
BANK & CERTIFICATE DEPOSITS/OFFSHORE
  TIME DEPOSITS--12.5%
++ American Express Centurion Bank
    1.890%    01/22/2002                                      1,132,575        1,132,575
++ Bank of Nova Scotia
    2.040%    02/15/2002                                        906,060          906,060
++ Bank of Nova Scotia
    1.860%    01/28/2002                                      2,491,664        2,491,664
++ Bayerische Hypovereinsbank
    1.920%    02/05/2002                                        453,032          453,032
++ Bayerische Hypovereinsbank
    1.810%    03/18/2002                                      1,132,575        1,132,575
++ BNP Paribas
    1.840%    01/09/2002                                      2,491,664        2,491,664
++ Credit Agricole
    1.700%    01/07/2002                                      5,436,358        5,436,358
++ Royal Bank of Canada
    1.688%    01/07/2002                                      2,944,694        2,944,694
++ Royal Bank of Scotland PLC
    1.805%    03/27/2002                                      1,359,090        1,359,090
++ Toronto Dominion Bank
    2.040%    01/22/2002                                        453,030          453,030
                                                                          --------------
                                                                              18,800,742
                                                                          --------------
FLOATING RATE INSTRUMENTS/MASTER NOTES--9.2%
++ CS First Boston
    1.915%    01/02/2002                                      5,889,407        5,889,407
++ Doroda
    1.966%    01/07/2002                                        453,030          453,030
++ Fleet National Bank
    1.945%    04/30/2002                                        914,471          914,471
++ Goldman Sachs & Co
    2.010%    03/21/2002                                      1,132,570        1,132,570
++ Merrill Lynch
    1.640%    11/26/2002                                        453,032          453,032
++ Merrill Lynch
    1.620%    04/05/2002                                      1,359,091        1,359,091
++ Morgan Stanley Dean Witter & Co
    1.925%    06/28/2002                                      2,269,266        2,269,266
++ Morgan Stanley Dean Witter & Co
    1.610%    05/09/2002                                        679,548          679,548
++ U.S. Bank
    1.590%    11/06/2002                                        679,548          679,548
                                                                          --------------
                                                                              13,829,963
                                                                          --------------
TOTAL CASH EQUIVALENTS
   (Cost $33,627,380)                                                         33,627,380
                                                                          --------------

                                       113

----------------------------------------------------------------------------------------
                                                                   FACE            VALUE
----------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS--5.7%
----------------------------------------------------------------------------------------
IBT Repurchase Agreement dated 12/31/2001 due
    01/02/2002, with a maturity value of $8,580,561 and
    an effective yield of 0.95% collateralized by a U.S.
    Government Obligation with a rate of 4.33%, a
    maturity date of 09/25/2021 and a market value of
    $9,009,800.                                            $  8,580,108   $     8,580,108
                                                                          --------------
TOTAL INVESTMENTS--121.9%
   (Cost $184,819,990)                                                       183,876,152
                                                                          --------------
Other assets less liabilities--(21.9%)                                       (33,069,364)
                                                                          --------------
NET ASSETS--100.0%                                                        $  150,806,788
                                                                          ==============

NOTES TO THE SCHEDULE OF INVESTMENTS:
+  Denotes all or a portion of security on loan (Note 6).
++ Represents collateral received from securities lending transactions.

                 See accompanying notes to financial statements.

----------------------------------------------------------------------------------------
VANTAGEPOINT ASSET
ALLOCATION FUND                                                  SHARES            VALUE
----------------------------------------------------------------------------------------
COMMON STOCKS--57.6%
----------------------------------------------------------------------------------------
ADVERTISING--0.2%
   Interpublic Group, Inc.                                       18,000   $      531,720
   Omnicom Group                                                  9,000          804,150
*+ TMP Worldwide, Inc.                                            4,700          201,630
                                                                          --------------
                                                                               1,537,500
                                                                          --------------
AEROSPACE & DEFENSE--0.7%
   Boeing Company                                                42,092        1,632,328
   General Dynamics Corporation                                   9,700          772,508
   Honeywell International, Inc.                                 38,825        1,313,061
   Lockheed Martin Corporation                                   20,900          975,403
+  Northrop Grumman Corporation                                   4,800          483,888
+  Raytheon Company                                              18,500          600,695
   Rockwell Collins, Inc.                                         7,900          154,050
   TRW, Inc.                                                      5,800          214,832
   Textron, Inc.                                                  6,700          277,782
                                                                          --------------
                                                                               6,424,547
                                                                          --------------
AIRLINES--0.1%
*  AMR Corporation                                                6,500          144,105
   Delta Air Lines, Inc.                                          6,400          187,264
   Southwest Airlines, Inc.                                      36,612          676,590
*+ US Airways Group, Inc.                                         4,000           25,360
                                                                          --------------
                                                                               1,033,319
                                                                          --------------
AUTOMOTIVE--0.6%
   Cooper Tire & Rubber Company                                   4,200           67,032
   Dana Corporation                                               8,324          115,537
   Delphi Automotive Systems
    Corporation                                                  27,735          378,860
   Ford Motor Company                                            87,946        1,382,511
+  General Motors Corporation                                    26,400        1,283,040
   Genuine Parts Company                                          8,525          312,867
   Goodyear Tire & Rubber
    Company                                                       6,800          161,908
   Harley-Davidson, Inc.                                         14,600          792,926
   ITT Industries, Inc.                                           4,100          207,050
   Johnson Controls, Inc.                                         4,300          347,225
   Navistar International
    Corporation                                                   2,700          106,650
   Visteon Corporation                                            5,504           82,780
                                                                          --------------
                                                                               5,238,386
                                                                          --------------
BANKING--5.5%
   Amsouth Bancorp                                               18,400          347,760
   BB&T Corporation                                              21,100          761,921
   Bank of America Corporation                                   77,016        4,848,157
   Bank of New York
    Company, Inc.                                                35,500        1,448,400
   Bank One Corporation                                          56,069        2,189,494
   Capital One Financial
    Corporation                                                   9,600          517,920
   Charter One Financial, Inc.                                   10,029          272,287
   Citigroup, Inc.                                              247,648       12,501,271
   Comerica, Inc.                                                 8,550          489,915
   Fifth Third Bancorp                                           27,768        1,703,011
   Fleet Boston Financial
    Corporation                                                  52,087        1,901,175
   Golden West Financial
    Corporation                                                   7,700          453,145
   Household International, Inc.                                 22,319        1,293,163
   Huntington Bancshares, Inc.                                   12,736          218,932
   JP Morgan Chase & Company                                     95,400        3,467,790
   KeyCorp                                                       20,400          496,536
   MBNA Corporation                                              41,027        1,444,150
   Mellon Financial Corporation                                  22,300          838,926
   National City Corporation                                     28,900          845,036
   Northern Trust Corporation                                    10,700          644,354
   PNC Financial Services Group                                  13,800          775,560
   Regions Financial Corporation                                 11,300          339,452
   Safeco Corporation                                             6,400          199,360
   Southtrust Corporation                                        16,400          404,588
   State Street Corporation                                      15,600          815,100
   Suntrust Banks, Inc.                                          14,000          877,800
   Synovus Financial Corporation                                 14,300          358,215
   Union Planters Corporation                                     6,900          311,397
   Wachovia Corporation                                          67,484        2,116,298
   Washington Mutual, Inc.                                       42,114        1,377,128
   Wells Fargo & Company                                         82,460        3,582,887
   Zions Bancorporation                                           4,600          241,868
                                                                          --------------
                                                                              48,082,996
                                                                          --------------
BEVERAGES, FOOD & TOBACCO--3.1%
   Adolph Coor Company Class B                                    2,100          112,140
   Anheuser Busch
    Companies, Inc.                                              43,000        1,944,030
   Archer-Daniels-Midland
    Company                                                      31,924          458,109
   Brown Forman Corporation
    Class B                                                       3,200          200,320
   Campbell Soup Company                                         19,700          588,439
   Coca Cola Company                                            119,600        5,639,140
+  Coca Cola Enterprises, Inc.                                   21,400          405,316
+  Conagra, Inc.                                                 25,900          615,643
   General Mills, Inc.                                           17,500          910,175
   Heinz HJ Company                                              16,750          688,760
+  Hershey Foods Corporation                                      6,700          453,590
   Kellogg Company                                               19,500          586,950
*  Kroger Company                                                39,000          813,930
   Pepsi Bottling Group,
    Inc. (The)                                                   14,200          333,700
   Pepsico, Inc.                                                 85,030        4,140,111
   Philip Morris Companies, Inc.                                105,800        4,850,930
   Sara Lee Corporation                                          37,800          840,294
   Supervalu, Inc.                                                5,600          123,872
   Sysco Corporation                                             32,400          849,528
   UST, Inc.                                                      8,200          287,000
   Unilever NV (Netherlands)                                     27,534        1,586,234
   WM Wrigley Jr. Company                                        10,800          554,796
                                                                          --------------
                                                                              26,983,007
                                                                          --------------
BIO-TECHNOLOGY0--0.0%
*  Chiron Corporation                                             9,100          398,944
                                                                          --------------
BUILDING MATERIALS--0.9%
   Home Depot, Inc.                                             112,200        5,723,322
   Louisiana Pacific Corporation                                  6,000           50,640
   Lowe's Companies, Inc.                                        37,000        1,717,170
   Vulcan Materials Company                                       4,700          225,318
                                                                          --------------
                                                                               7,716,450
                                                                          --------------
CHEMICALS--0.8%
   Air Products & Chemicals, Inc.                                10,500          492,555
   Avery-Dennison Corporation                                     4,900          276,997
   BF Goodrich Company                                            4,300          114,466
   Clorox Company                                                11,400          450,870
   Dow Chemicals Company                                         43,036        1,453,756
   Du Pont (E.I.) de Nemours &
    Company                                                      50,200        2,134,002
   Eastman Chemical Company                                       4,375          170,712
   Engelhard Corporation                                          6,637          183,712
   Great Lakes Chemical
    Corporation                                                   2,900           70,412
*+ Hercules, Inc.                                                 6,100           61,000
   International Flavors &
    Fragrances                                                    4,100          121,811

                                       115
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----------------------------------------------------------------------------------------
                                                                 SHARES            VALUE
----------------------------------------------------------------------------------------
   Occidental Petroleum
    Corporation                                                  17,790   $      471,969
   Praxair, Inc.                                                  8,000          442,000
   Rohm & Haas Company                                           10,875          376,601
   Tupperware Corporation                                         3,200           61,600
                                                                          --------------
                                                                               6,882,463
                                                                          --------------
COMMERCIAL SERVICES--0.6%
*  Allied Waste Industries, Inc.                                  9,000          126,540
*+ Cendant Corporation                                           46,500          911,865
+  Cintas Corporation                                             8,300          398,400
*  Concord EFS, Inc.                                             23,100          757,218
*  Convergys Corporation                                          7,900          296,171
   Deluxe Corporation                                             3,000          124,740
   Equifax, Inc.                                                  7,400          178,710
   Fluor Corporation                                              4,400          164,560
   Halliburton Company                                           20,600          269,860
   Paychex, Inc.                                                 17,950          625,557
*  Quintiles Transnational
    Corporation                                                   6,600          106,128
*  Robert Half International, Inc.                                8,100          216,270
   RR Donnelley & Sons Company                                    5,100          151,419
   Ryder System, Inc.                                             3,300           73,095
   Waste Management, Inc.                                        30,027          958,162
                                                                          --------------
                                                                               5,358,695
                                                                          --------------
COMMUNICATIONS--0.6%
*  ADC Telecommunications, Inc.                                  36,500          167,900
*  Andrew Corporation                                             4,587          100,409
*  Avaya, Inc.                                                   12,168          147,841
*  JDS Uniphase Corporation                                      63,400          553,482
*  Network Appliance, Inc.                                       16,400          358,668
*  Nextel Communications,
    Inc. Class A                                                 35,300          386,888
*  Qualcomm, Inc.                                                36,400        1,838,200
+  Qwest Communications
    International, Inc.                                          79,929        1,129,397
   Scientific Atlanta, Inc.                                       8,400          201,096
*  Tellabs, Inc.                                                 19,200          287,232
                                                                          --------------
                                                                               5,171,113
                                                                          --------------
COMPUTER SOFTWARE & PROCESSING--3.8%
   Adobe Systems, Inc.                                           10,900          338,445
   Autodesk, Inc.                                                 2,500           93,175
   Automatic Data
    Processing, Inc.                                             30,000        1,767,000
*  BMC Software, Inc.                                            11,400          186,618
*+ Citrix Systems, Inc.                                           8,700          197,142
   Computer Associates
    International, Inc.                                          27,825          959,684
*  Compuware Corporation                                         17,100          201,609
   Electronic Data Systems
    Corporation                                                  22,500        1,542,375
   First Data Corporation                                        18,800        1,474,860
*  Fiserv, Inc.                                                   9,400          397,808
*  Intuit, Inc.                                                  10,100          431,876
*  Mercury Interactive
    Corporation                                                   4,400          149,512
*  Microsoft Corporation                                        259,000       17,158,750
*  NCR Corporation                                                5,000          184,300
*  Novell, Inc.                                                  19,600           89,964
*+ NVIDIA Corporation                                             6,700          448,230
*  Oracle Corporation                                           270,020        3,728,976
*  Parametric Technology
    Corporation                                                  12,400           96,844
*  Peoplesoft, Inc.                                              14,200          570,840
*  Sapient Corporation                                            6,400           49,408
*+ Siebel Systems, Inc.                                          22,500          629,550
*  Sun Microsystems, Inc.                                       156,700        1,927,410
*  Unisys Corporation                                            13,500          169,290
*+ Veritas Software Corporation                                  19,133          857,732
                                                                          --------------
                                                                              33,651,398
                                                                          --------------
COMPUTERS & INFORMATION--4.3%
*  Apple Computer, Inc.                                          16,100          352,590
*  Cisco Systems, Inc.                                          352,000        6,374,720
   Compaq Computer Corporation                                   81,269          793,185
*  Computer Sciences
    Corporation                                                   8,400          411,432
*  Comverse Technology, Inc.                                      8,900          199,093
*  Dell Computer Corporation                                    125,000        3,397,500
*  EMC Corporation                                              106,200        1,427,328
*  Gateway, Inc.                                                 13,200          106,128
   Hewlett-Packard Company                                       93,400        1,918,436
   IMS Health, Inc.                                              14,700          286,797
   Intel Corporation                                            323,600       10,177,220
   International Business
    Machines Corporation                                         83,500       10,100,160
*  International Game
    Technology                                                    3,800          259,540
*  Jabil Circuit, Inc.                                            8,900          202,208
*  Lexmark International
    Group, Inc.                                                   6,300          371,700
*  Palm, Inc.                                                    32,824          127,357
   Pitney Bowes, Inc.                                            11,200          421,232
*  Sabre Holdings Corporation                                     6,730          285,015
   Symbol Technologies, Inc.                                      9,700          154,036
*+ Yahoo!, Inc.                                                  28,100          498,494
                                                                          --------------
                                                                              37,864,171
                                                                          --------------
CONSTRUCTION--0.1%
   Centex Corporation                                             3,000          171,270
   KB Home                                                        2,700          108,270
*  McDermott International, Inc.                                  3,000           36,810
   Pulte Corporation                                              3,100          138,477
                                                                          --------------
                                                                                 454,827
                                                                          --------------
Containers & Packaging--0.1%
   Ball Corporation                                               1,700          120,190
   Bemis Company                                                  3,000          147,540
*  Pactiv Corporation                                             8,300          147,325
*+ Sealed Air Corporation                                         4,265          174,097
                                                                          --------------
                                                                                 589,152
                                                                          --------------
COSMETICS & PERSONAL CARE--1.0%
+  Alberto Culver Company
    Class B                                                       3,200          143,168
   Avon Products, Inc.                                           11,400          530,100
   Colgate-Palmolive Company                                     26,900        1,553,475
   Ecolab, Inc.                                                   5,900          237,475
   Gillette Company                                              50,700        1,693,380
   Procter & Gamble Company                                      62,200        4,921,886
                                                                          --------------
                                                                               9,079,484
                                                                          --------------
DIVERSIFIED--3.2%
   General Electric Company                                     477,800       19,150,224
   Loews Corporation                                              9,500          526,110
   Minnesota Mining &
    Manufacturing Company (3M)                                   19,100        2,257,811
   Newell Rubbermaid, Inc.                                       13,160          362,821
   PerkinElmer, Inc.                                              4,900          171,598
   Temple Inland, Inc.                                            2,300          130,479
   Tyco International Ltd.                                       96,049        5,657,286
                                                                          --------------
                                                                              28,256,329
                                                                          --------------

                                       116
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----------------------------------------------------------------------------------------
                                                                 SHARES            VALUE
----------------------------------------------------------------------------------------
ELECTRIC UTILITIES--0.3%
   Allegheny Energy, Inc.                                         5,900   $      213,698
   Exelon Corporation                                            15,562          745,109
*  Mirant Corporation                                            16,365          262,167
   Progress Energy, Inc.                                          9,900          445,797
   Progress Energy, Inc. CVO                                      4,600            2,070
   Reliant Energy, Inc.                                          14,326          379,926
   TECO Energy, Inc.                                              6,900          181,056
   Xcel Energy, Inc.                                             16,470          456,878
                                                                          --------------
                                                                               2,686,701
                                                                          --------------
ELECTRONICS--1.6%
*  Advanced Micro Devices, Inc.                                  17,500          277,550
*+ Agilent Technologies, Inc.                                    21,969          626,336
*  Altera Corporation                                            18,600          394,692
*  American Power Conversion
    Corporation                                                   8,300          120,018
*  Analog Devices, Inc.                                          17,300          767,947
*  Applied Micro Circuits
    Corporation                                                  15,400          174,328
*+ Broadcom Corporation Class A                                  12,800          523,136
*  Conexant Systems, Inc.                                        10,500          150,780
   Emerson Electric
    Company                                                      20,600        1,176,260
*+ LSI Logic Corporation                                         18,000          284,040
   Linear Technology Corporation                                 15,300          597,312
*  Maxim Integrated
    Products, Inc.                                               15,800          829,658
*  Micron Technology, Inc.                                       28,700          889,700
   Molex, Inc.                                                    9,675          299,441
   Motorola, Inc.                                               105,590        1,585,962
*  National Semiconductor
    Corporation                                                   8,000          246,320
*  Novellus System, Inc.                                          7,300          287,985
*  PMC-Sierra, Inc.                                               7,100          150,946
*  Power-One, Inc.                                                3,800           39,558
*  Qlogic Corporation                                             4,700          209,197
*  Sanmina Corporation                                           24,200          481,580
*+ Solectron Corporation                                         38,700          436,536
*  Teradyne, Inc.                                                 8,800          265,232
   Texas Instruments, Inc.                                       83,500        2,338,000
   Thomas & Betts
    Corporation                                                   3,200           67,680
*  Vitesse Semiconductor
    Corporation                                                   8,600          106,898
*  Xilinx, Inc.                                                  16,000          624,800
                                                                          --------------
                                                                              13,951,892
                                                                          --------------
ENTERTAINMENT & LEISURE--0.4%
+  Carnival Corporation                                          28,100          789,048
*  Harrah's Entertainment, Inc.                                   6,050          223,910
   Hasbro, Inc.                                                   7,275          118,073
   Mattel, Inc.                                                  19,678          338,462
   Walt Disney Company                                          100,600        2,084,432
                                                                          --------------
                                                                               3,553,925
                                                                          --------------
FINANCIAL SERVICES--2.4%
   American Express
    Company                                                      63,700        2,273,453
   Bear Stearns &
    Company, Inc.                                                 4,933          289,271
   Charles Schwab
    Corporation                                                  66,622        1,030,642
   Countrywide Credit
    Industries, Inc.                                              5,600          229,432
   Equity Residential Properties
    Trust REIT                                                   12,400          356,004
   Federal Home Loan Mortgage
    Corporation                                                  33,300        2,177,820
   Federal National Mortgage
    Association                                                  48,100        3,823,950
   Franklin Resources, Inc.                                      12,700          447,929
   H&R Block, Inc.                                                9,100          406,770
   Lehman Brothers, Inc.                                         11,800          788,240
   Merrill Lynch &
    Company, Inc.                                                40,300        2,100,436
   Moody's Corporation                                            7,200          286,992
   Morgan Stanley Dean
    Witter & Company                                             53,530        2,994,468
   Paccar, Inc.                                                   3,610          236,888
   Providian Financial Corporation                               16,500           58,575
   Stillwell Financial Inc.                                      10,000          272,200
   T. Rowe Price Group, Inc.                                      5,700          197,961
   US Bancorp                                                    91,705        1,919,386
   USA Education, Inc.                                            7,900          663,758
   Worthington Industries, Inc.                                   4,975           70,645
                                                                          --------------
                                                                              20,624,820
                                                                          --------------
FOOD RETAILERS--0.1%
   Albertson's, Inc.                                             19,442          612,229
+  Winn Dixie, Inc.                                               8,200          116,850
                                                                          --------------
                                                                                 729,079
                                                                          --------------
FOREST PRODUCTS & PAPER--0.5%
   Boise Cascade Corporation                                      3,200          108,832
+  Georgia-Pacific Group                                         11,238          310,281
   International Paper Company                                   23,202          936,201
   Kimberly-Clark Corporation                                    25,620        1,532,076
   Mead Corporation                                               4,300          132,827
   Westvaco Corporation                                           4,700          133,715
   Weyerhauser Company                                           10,400          562,432
+  Willamette Industries, Inc.                                    6,200          323,144
                                                                          --------------
                                                                               4,039,508
                                                                          --------------
HEALTH CARE PROVIDERS--0.4%
   HCA - The Healthcare
    Company                                                      25,877          997,300
*  Health Management
    Associates, Inc.                                             11,600          213,440
*  Healthsouth Corporation                                       19,500          288,990
*  Manor Care, Inc.                                               4,800          113,808
*  Tenet Healthcare Corporation                                  15,500          910,160
   UnitedHealth Group, Inc.                                      15,300        1,082,781
                                                                          --------------
                                                                               3,606,479
                                                                          --------------
HEAVY MACHINERY--0.8%
*  Applied Materials, Inc.                                       39,100        1,567,910
   Baker Hughes, Inc.                                            16,180          590,085
   Black & Decker Corporation                                     4,200          158,466
   Caterpillar, Inc.                                             16,500          862,125
   Cummins Engine Company, Inc.                                   2,300           88,642
   Deere & Company                                               11,300          493,358
   Dover Corporation                                             10,100          374,407
   Eaton Corporation                                              3,400          252,994
   Grainger WW, Inc.                                              4,800          230,400
   Ingersoll Rand Company                                         8,350          349,113
   Pall Corporation                                               5,266          126,700
   Parker-Hannifin Corporation                                    5,925          272,017
   Rockwell International
    Corporation                                                   7,900          141,094
   Stanley Works                                                  4,400          204,908
   United Technologies
    Corporation                                                  22,600        1,460,638
                                                                          --------------
                                                                               7,172,857
                                                                          --------------

                                       117
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----------------------------------------------------------------------------------------
                                                                 SHARES            VALUE
----------------------------------------------------------------------------------------
HOME FURNISHINGS & APPLIANCES--0.1%
+  Corning, Inc.                                                 46,000   $      410,320
   Leggett & Platt, Inc.                                          9,100          209,300
   Maytag Corporation                                             4,400          136,532
   Whirlpool Corporation                                          3,100          227,323
                                                                          --------------
                                                                                 983,475
                                                                          --------------
HOUSEHOLD PRODUCTS--0.2%
   Fortune Brands, Inc.                                           7,100          281,089
   Illinois Tool Works, Inc.                                     14,700          995,484
   PPG Industries, Inc.                                           8,024          415,001
   Snap-On, Inc.                                                  3,250          109,395
                                                                          --------------
                                                                               1,800,969
                                                                          --------------
INSURANCE--2.6%
   AFLAC Corporation                                             25,300          621,368
   Aetna, Inc.                                                    6,737          222,254
   Allstate Corporation                                          34,838        1,174,041
   Ambac Financial
    Group, Inc.                                                   5,250          303,765
   American International
    Group, Inc.                                                 126,090       10,011,546
   Aon Corporation                                               11,925          423,576
   Chubb Corporation                                              8,360          576,840
   Cigna Corporation                                              7,100          657,815
   Cincinnati Financial
    Corporation                                                   8,100          309,015
*+ Conseco, Inc.                                                 19,106           85,213
   Hartford Financial
    Services Group                                               11,400          716,262
*  Humana, Inc.                                                   9,600          113,184
   Jefferson Pilot Corporation                                    7,487          346,423
   John Hancock Financial
    Services, Inc.                                               14,700          607,110
   Lincoln National
    Corporation                                                   8,700          422,559
   MBIA, Inc.                                                     7,250          388,818
   MGIC Investment Corporation                                    5,300          327,116
   Marsh & McLennan
    Companies, Inc.                                              13,300        1,429,085
+  Metlife, Inc.                                                 36,100        1,143,648
   Progressive Corporation                                        3,600          537,480
   St. Paul Companies, Inc.                                      10,304          453,067
   Torchmark Corporation                                          5,800          228,114
   UnumProvident
    Corporation                                                  12,018          318,597
*  Wellpoint Health Networks                                      3,100          362,235
   XL Capital Ltd. Class A
    (Bermuda)                                                     5,900          539,024
                                                                          --------------
                                                                              22,318,155
                                                                          --------------
LODGING--0.1%
   Hilton Hotels Corporation                                     15,800          172,536
   Marriott International
    Class A                                                      12,100          491,865
   Starwood Hotels & Resorts
    Worldwide, Inc. REIT                                         10,000          298,500
                                                                          --------------
                                                                                 962,901
                                                                          --------------
MEDIA--BROADCASTING & PUBLISHING--1.9%
+  American Greetings
    Corporation                                                   3,300           45,474
*  AOL Time Warner,
    Inc.                                                        213,210        6,844,041
*  Clear Channel
    Communications                                               28,200        1,435,662
*+ Comcast Corporation Class A                                   45,400        1,634,400
+  Dow Jones & Company, Inc.                                      4,000          218,920
   Gannett Company, Inc.                                         12,700          853,821
   Knight Ridder, Inc.                                            3,400          220,762
   McGraw-Hill Companies, Inc.                                    9,300          567,114
   Meredith Corporation                                           2,900          103,385
   New York Times Company                                         7,300          315,725
   Tribune Company                                               14,467          541,500
*+ Univision Communications,
    Inc.                                                         10,400          420,784
*  Viacom, Inc. Class B                                          85,681        3,782,816
                                                                          --------------
                                                                              16,984,404
                                                                          --------------
MEDICAL EQUIPMENT & SUPPLIES--2.1%
   Allergan, Inc.                                                 6,300          472,815
   Applera Corporation-Applied
    Biosystems Group                                             10,500          412,335
   Bard C.R., Inc.                                                2,600          167,700
   Bausch & Lomb, Inc.                                            2,506           94,376
   Baxter International, Inc.                                    28,500        1,528,455
   Becton Dickinson & Company                                    12,400          411,060
   Biomet, Inc.                                                  12,825          396,293
*  Boston Scientific Corporation                                 19,300          465,516
*  Guidant Corporation                                           14,700          732,060
   Johnson & Johnson                                            147,688        8,728,361
*+ KLA-Tencor Corporation                                         9,000          446,040
   Medtronics, Inc.                                              58,100        2,975,301
*  St. Jude Medical, Inc.                                         4,250          330,013
   Stryker Corporation                                            9,400          548,678
*  Tektronix, Inc.                                                5,400          139,212
*  Thermo Electron Corporation                                    9,200          219,512
*  Waters Corporation                                             4,410          170,755
*  Zimmer Holdings, Inc.                                          9,590          292,879
                                                                          --------------
                                                                              18,531,361
                                                                          --------------
METALS & MINING--0.5%
   Alcan Aluminum Ltd. (Canada)                                  15,400          553,322
   Alcoa, Inc.                                                   41,560        1,477,458
   Allegheny Technologies, Inc.                                   4,483           75,090
+  Barrick Gold Corporation
    (Canada)                                                     26,060          415,657
   Cooper Industries, Inc.                                        4,800          167,616
   Crane Company                                                  3,325           85,253
+  Danaher Corporation                                            6,600          398,046
*  Freeport-McMoRan
    Copper & Gold, Inc.                                           8,400          112,476
*  Inco Ltd. (Canada)                                             7,800          132,132
   Masco Corporation                                             22,200          543,900
+  Newmont Mining Corporation                                     9,168          175,200
   Nucor Corporation                                              4,000          211,840
   Phelps Dodge Corporation                                       3,628          117,547
   Placer Dome, Inc. (Canada)                                    16,600          181,106
   USX US Steel Group, Inc.                                       5,020           90,912
                                                                          --------------
                                                                               4,737,555
                                                                          --------------
OFFICE EQUIPMENT & SUPPLIES--0.0%
   Xerox Corporation                                             32,500          338,650
                                                                          --------------
OIL & GAS--3.9%
   Amerada Hess Corporation                                       4,100          256,250
+  Anadarko Petroleum
    Corporation                                                  12,070          686,180
   Apache Corporation                                             6,820          340,182
   Ashland, Inc.                                                  3,000          138,240
   Burlington Resources, Inc.                                    10,402          390,491
   ChevronTexaco
    Corporation                                                  51,290        4,596,097
   Conoco, Inc.                                                  30,000          849,000
+  Devon Energy Corporation                                       6,000          231,900
+  Dynegy, Inc.                                                  15,600          397,800

                                       118
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----------------------------------------------------------------------------------------
                                                                 SHARES            VALUE
----------------------------------------------------------------------------------------
+  EOG Resources, Inc.                                            5,400   $      211,194
   El Paso Corporation                                           24,477        1,091,919
   Exxon Mobil Corporation                                      329,458       12,947,699
   Kerr-McGee Corporation                                         4,971          272,411
   KeySpan Corporation                                            6,400          221,760
   Kinder Morgan, Inc.                                            5,700          317,433
*  Nabors Industries, Inc.                                        6,900          236,877
   Nicor, Inc.                                                    2,600          108,264
*+ Noble Drilling Corporation                                     6,200          211,048
   Peoples Energy Corporation                                     2,000           75,860
   Phillips Petroleum Company                                    18,280        1,101,553
*  Rowan Companies, Inc.                                          5,400          104,598
   Royal Dutch Petroleum
    Company (Netherlands)                                       103,100        5,053,962
   Schlumberger Ltd.                                             27,600        1,516,620
   Sempra Energy                                                  9,669          237,374
   Sunoco, Inc.                                                   3,600          134,424
   Transocean Sedco
    Forex, Inc.                                                  15,311          517,818
   USX Marathon Group                                            14,100          423,000
   Unocal Corporation                                            11,710          422,380
   Williams Companies, Inc.                                      24,700          630,344
                                                                          --------------
                                                                              33,722,678
                                                                          --------------
PHARMACEUTICALS--5.7%
   Abbott Laboratories                                           74,500        4,153,375
   American Home Products
    Corporation                                                  63,200        3,877,952
   AmerisourceBergen
    Corporation                                                   5,000          317,750
*  Amgen, Inc.                                                   50,200        2,833,288
*  Biogen, Inc.                                                   6,700          384,245
   Bristol-Myers
    Squibb Company                                               93,400        4,763,400
   Cardinal Health, Inc.                                         21,350        1,380,491
   Eli Lilly & Company                                           54,000        4,241,160
*  Forest Laboratories, Inc.                                      8,400          688,380
*  Genzyme Corporation                                            9,500          568,670
*  Immunex Corporation                                           25,700          712,147
*  King Pharmaceuticals, Inc.                                    11,666          491,489
   McKesson HBOC, Inc.                                           13,589          508,229
*  MedImmune, Inc.                                                9,800          454,230
   Merck & Company, Inc.                                        110,200        6,479,760
   Millipore Corporation                                          2,500          151,750
   Pfizer, Inc.                                                 303,800       12,106,430
   Pharmacia Corporation                                         62,566        2,668,440
   Schering-Plough Corporation                                   70,400        2,521,024
   Sigma Aldrich Corporation                                      4,000          157,640
*  Watson Pharmaceutical, Inc.                                    4,900          153,811
                                                                          --------------
                                                                              49,613,661
                                                                          --------------

PHOTOGRAPHIC EQUIPMENT & SUPPLIES--0.1%
+  Eastman Kodak Company                                         14,300          420,849
                                                                          --------------
REAL ESTATE--0.1%
   Equity Office Properties
    Trust REIT                                                   19,500          586,560
                                                                          --------------
RESTAURANTS--0.3%
   Darden Restaurants, Inc.                                       6,000          212,400
   McDonald's Corporation                                        62,200        1,646,434
*  Starbucks Corporation                                         18,900          360,045
*  Tricon Global
    Restaurants, Inc.                                             7,350          361,620
   Wendy's International, Inc.                                    4,900          142,933
                                                                          --------------
                                                                               2,723,432
                                                                          --------------
RETAILERS--3.1%
*  Autozone, Inc.                                                 5,500          394,900
*  Bed Bath & Beyond, Inc.                                       14,200          481,380
*  Best Buy Company, Inc.                                        10,100          752,248
   Big Lots, Inc.                                                 6,400           66,560
   CVS Corporation                                               18,900          559,440
+  Circuit City Stores                                            8,900          230,955
*  Costco Wholesale Corporation                                  21,676          961,981
+  Dillards, Inc. Class A                                         5,100           81,600
   Dollar General                                                15,340          228,566
   Family Dollar Stores, Inc.                                     7,900          236,842
*  Federated Department Stores                                    9,800          400,820
   Gap, Inc.                                                     41,287          575,541
+  J.C. Penney Company, Inc.                                     13,100          352,390
*+ K Mart Corporation                                            21,000          114,660
*  Kohls Corporation                                             16,000        1,127,040
   Limited, Inc.                                                 19,900          292,928
   May Department Stores
    Company                                                      13,700          506,626
   Nordstrom, Inc.                                                7,700          155,771
*  Office Depot, Inc.                                            15,100          279,954
   RadioShack Corporation                                         9,400          282,940
*  Safeway, Inc.                                                 24,300        1,014,525
+  Sears Roebuck & Company                                       15,800          752,712
   Sherwin Williams Company                                       7,300          200,750
*  Staples, Inc.                                                 22,600          422,620
   TJX Companies, Inc.                                           13,500          538,110
   Target Corporation                                            43,100        1,769,255
   Tiffany & Company                                              7,500          236,025
*  Toys 'R' Us, Inc.                                              9,200          190,808
   Walgreen Company                                              48,900        1,645,974
   Wal-Mart Stores, Inc.                                        215,100       12,379,005
                                                                          --------------
                                                                              27,232,926
                                                                          --------------
TELECOMMUNICATIONS--3.2%
   AT&T Corporation                                             166,011        3,011,440
   Alltel Corporation                                            15,000          925,950
*+ AT&T Wireless Services, Inc.                                 121,676        1,748,484
   BellSouth Corporation                                         90,100        3,437,315
   Centurytel, Inc.                                               6,500          213,200
*  Ciena Corporation                                             16,300          233,253
*+ Citizens Communications
    Company                                                      14,200          151,372
+  Lucent Technologies, Inc.                                    163,919        1,031,051
+  Nortel Networks
    Corporation (Canada)                                        153,260        1,149,450
   SBC Communications, Inc.                                     162,052        6,347,577
   Sprint Corporation
    (FON Group)                                                  42,600          855,408
*+ Sprint Corporation (PCS Group)                                45,100        1,100,891
   Verizon Communications                                       130,071        6,173,170
*  WorldCom, Inc.                                               138,946        1,956,360
                                                                          --------------
                                                                              28,334,921
                                                                          --------------
TEXTILES, CLOTHING & FABRICS--0.2%
*  Jones Apparel Group, Inc.                                      5,800          192,386
   Liz Claiborne, Inc.                                            3,000          149,250
   Nike, Inc. Class B                                            13,000          731,120
*+ Reebok International Ltd.                                      3,200           84,800
   VF Corporation                                                 5,200          202,852
                                                                          --------------
                                                                               1,360,408
                                                                          --------------
TRANSPORTATION--0.3%
   Brunswick Corporation                                          5,100          110,976
   Burlington Northern
    Santa Fe                                                     18,856          537,962
   CSX Corporation                                               10,600          371,530
*  FedEx Corporation                                             14,640          759,523

                                       119

----------------------------------------------------------------------------------------
                                                                 SHARES            VALUE
----------------------------------------------------------------------------------------
   Norfolk Southern
    Corporation                                                  19,100   $      350,103
+  Union Pacific
    Corporation                                                  11,900          678,300
                                                                          --------------
                                                                               2,808,394
                                                                          --------------
UTILITIES--1.1%
*  AES Corporation                                               26,400          431,640
   Ameren Corporation                                             6,400          270,720
   American Electric
    Power, Inc.                                                  15,460          672,974
+  CMS Energy Corporation                                         5,600          134,568
*+ Calpine Corporation                                           14,900          250,171
   Cinergy Corporation                                            8,000          267,440
   Consolidated Edison, Inc.                                     10,200          411,672
   Constellation
    Energy Group                                                  7,700          204,435
   DTE Energy Company                                             8,300          348,102
   Dominion Resources, Inc.                                      12,571          755,517
   Duke Energy
    Corporation                                                  37,124        1,457,488
*  Edison International                                          15,200          229,520
   Entergy Corporation                                           10,600          414,566
   FPL Group, Inc.                                                8,000          451,200
   Firstenergy
    Corporation                                                  14,173          495,772
*+ Niagara Mohawk
    Holdings, Inc.                                                6,900          122,337
   NiSource, Inc.                                                 9,602          221,422
*  PG&E Corporation                                              19,200          369,408
   PPL Corporation                                                6,800          236,980
   Pinnacle West Capital
    Corporation                                                   3,900          163,215
   Public Service Enterprise
    Group, Inc.                                                  10,000          421,900
   Southern Company                                              32,900          834,015
+  TXU Corporation                                               12,367          583,104
                                                                          --------------
                                                                               9,748,166
                                                                          --------------
TOTAL COMMON STOCKS
   (Cost $447,836,667)                                                       504,297,507
                                                                          --------------

----------------------------------------------------------------------------------------
   COUPON       MATURITY                                           FACE            VALUE
    RATE          DATE
----------------------------------------------------------------------------------------
CORPORATE OBLIGATIONS--1.1%
----------------------------------------------------------------------------------------
BANKING--0.5%
   Associates Manufactured Housing Corporation
    2.126%    07/15/2030                                   $  3,170,270        3,170,270
   Washington Mutual Bank FA
    2.243%    05/24/2006                                      1,600,000        1,600,794
                                                                          --------------
                                                                               4,771,064
                                                                          --------------
FINANCIAL SERVICES--0.4%
   Ford Motor Credit Company
    8.000%    06/15/2002                                      1,800,000        1,840,907
   General Motors Acceptance Corporation
    6.300%    07/08/2002                                      1,800,000        1,836,859
                                                                          --------------
                                                                               3,677,766
                                                                          --------------
RETAILERS--0.2%
   Wal-Mart Stores, Inc.
    6.750%    05/15/2002                                      1,500,000        1,524,096
                                                                          --------------
TOTAL CORPORATE OBLIGATIONS
    (Cost $9,939,844)                                                          9,972,926
                                                                          --------------
----------------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS--37.6%
----------------------------------------------------------------------------------------
U.S. TREASURY BONDS--37.6%
   U.S. Treasury Bond
    12.500%   08/15/2014                                   $  2,260,000   $    3,321,583
   U.S. Treasury Bond
    12.000%   08/15/2013                                      6,820,000        9,514,991
   U.S. Treasury Bond
    11.750%   11/15/2014                                      2,250,000        3,212,573
+  U.S. Treasury Bond
    11.250%   02/15/2015                                     10,450,000       16,032,599
   U.S. Treasury Bond
    10.625%   08/15/2015                                        500,000          741,720
   U.S. Treasury Bond
    10.375%   11/15/2012                                      5,920,000        7,585,000
   U.S. Treasury Bond
    9.875%    11/15/2015                                      1,000,000        1,413,750
   U.S. Treasury Bond
    9.250%    02/15/2016                                      6,200,000        8,385,500
   U.S. Treasury Bond
    9.125%    05/15/2018                                      4,170,000        5,680,958
   U.S. Treasury Bond
    9.000%    11/15/2018                                      3,370,000        4,561,093
   U.S. Treasury Bond
    8.875%    08/15/2017                                      7,150,000        9,498,346
**+U.S. Treasury Bond
    8.875%    02/15/2019                                      6,316,000        8,473,293
   U.S. Treasury Bond
    8.750%    05/15/2017                                     10,440,000       13,715,550
   U.S. Treasury Bond
    8.750%    05/15/2020                                      4,700,000        6,298,752
+  U.S. Treasury Bond
    8.750%    08/15/2020                                      6,600,000        8,854,296
+  U.S. Treasury Bond
    8.500%    02/15/2020                                      9,330,000       12,206,252
   U.S. Treasury Bond
    8.125%    08/15/2019                                      5,900,000        7,449,694
   U.S. Treasury Bond
    8.125%    08/15/2021                                      8,860,000       11,315,903
   U.S. Treasury Bond
    8.000%    11/15/2021                                     17,000,000       21,520,980
   U.S. Treasury Bond
    7.875%    02/15/2021                                     12,100,000       15,051,311
   U.S. Treasury Bond
    7.625%    11/15/2022                                      3,500,000        4,286,415
   U.S. Treasury Bond
    7.500%    11/15/2016                                      6,180,000        7,307,850
   U.S. Treasury Bond
    7.500%    11/15/2024                                      9,390,000       11,446,973
   U.S. Treasury Bond
    7.250%    05/15/2016                                      5,000,000        5,780,450
   U.S. Treasury Bond
    7.250%    08/15/2022                                     11,670,000       13,732,322
   U.S. Treasury Bond
    7.125%    02/15/2023                                      6,000,000        6,985,320
   U.S. Treasury Bond
    6.875%    08/15/2025                                      8,670,000        9,886,488
+  U.S. Treasury Bond
    6.750%    08/15/2026                                     11,250,000       12,682,575
   U.S. Treasury Bond
    6.625%    02/15/2027                                      2,120,000        2,357,164
** U.S. Treasury Bond
    6.500%    11/15/2026                                      6,770,000        7,415,249
   U.S. Treasury Bond
    6.375%    08/15/2027                                      3,000,000        3,238,590
   U.S. Treasury Bond
    6.250%    08/15/2023                                      4,780,000        5,057,097

                                       120

----------------------------------------------------------------------------------------
  COUPON       MATURITY
   RATE          DATE                                              FACE            VALUE
----------------------------------------------------------------------------------------
   U.S. Treasury Bond
    6.250%    05/15/2030                                   $  7,740,000   $    8,376,151
**+U.S. Treasury Bond
    6.125%    11/15/2027                                      6,020,000        6,310,646
+  U.S. Treasury Bond
    6.125%    08/15/2029                                     19,640,000       20,787,762
+  U.S. Treasury Bond
    6.000%    02/15/2026                                      3,000,000        3,086,730
   U.S. Treasury Bond
    5.500%    08/15/2028                                      7,560,000        7,300,087
+  U.S. Treasury Bond
    5.250%    11/15/2028                                     15,620,000       14,635,221
   U.S. Treasury Bond
    5.250%    02/15/2029                                      4,670,000        4,372,287
                                                                          --------------
TOTAL U.S. TREASURY OBLIGATIONS
    (Cost $334,953,262)                                                      329,879,521
                                                                          --------------
----------------------------------------------------------------------------------------
COMMERCIAL PAPER--1.5%
----------------------------------------------------------------------------------------
FINANCIAL SERVICES--1.5%
   Citigroup, Inc.
    1.770%    01/02/2002                                     11,535,000       11,534,433
   Household Finance Corporation
    2.800%    01/03/2002                                      1,600,000        1,600,025
                                                                          --------------
TOTAL COMMERCIAL PAPER
 (Cost $13,134,458)                                                           13,134,458
                                                                          --------------
----------------------------------------------------------------------------------------
CASH EQUIVALENTS--7.6%
----------------------------------------------------------------------------------------
INSTITUTIONAL MONEY MARKET FUNDS--0.2%
++ Merrimac Money Market Fund
    2.144%    01/02/2002                                      1,964,768        1,964,768
                                                                          --------------
BANK & CERTIFICATE DEPOSITS/
  OFFSHORE TIME DEPOSITS--4.3%
++ American Express Centurion Bank
    1.890%    01/22/2002                                      2,232,689        2,232,689
++ Bank of Nova Scotia
    2.040%    02/15/2002                                      1,786,151        1,786,151
++ Bank of Nova Scotia
    1.860%    01/28/2002                                      4,911,915        4,911,915
++ Bayerische Hypovereinsbank
    1.920%    02/05/2002                                        893,076          893,076
++ Bayerische Hypovereinsbank
    1.810%    03/18/2002                                      2,232,689        2,232,689
++ BNP Paribas
    1.840%    01/09/2002                                      4,911,917        4,911,917
++ Credit Agricole
    1.700%    01/07/2002                                     10,716,917       10,716,917
++ Royal Bank of Canada
    1.688%    01/07/2002                                      5,804,996        5,804,996
++ Royal Bank of Scotland PLC
    1.805%    03/27/2002                                      2,679,229        2,679,229
++ Toronto Dominion Bank
    2.040%    01/22/2002                                        893,076          893,076
                                                                          --------------
                                                                              37,062,655
                                                                          --------------
FLOATING RATE INSTRUMENTS/
  MASTER NOTES--3.1%
++ CS First Boston
    1.915%    01/02/2002                                     11,609,989       11,609,989
++ Doroda
    1.966%    01/07/2002                                        893,077          893,077
++ Fleet National Bank
    1.945%    04/30/2002                                      1,810,946        1,810,946
++ Goldman Sachs & Co
    2.010%    03/21/2002                                      2,232,694        2,232,694
++ Merrill Lynch
    1.640%    11/26/2002                                        893,078          893,078
++ Merrill Lynch
    1.620%    04/05/2002                                      2,679,227        2,679,227
++ Morgan Stanley Dean Witter & Co
    1.925%    06/28/2002                                      4,465,376        4,465,376
++ Morgan Stanley Dean Witter & Co
    1.610%    05/09/2002                                      1,339,616        1,339,616
++ U.S. Bank
    1.590%    11/06/2002                                      1,339,615        1,339,615
                                                                          --------------
                                                                              27,263,618
                                                                          --------------
TOTAL CASH EQUIVALENTS
   (Cost $66,291,041)                                                         66,291,041
                                                                          --------------
TOTAL INVESTMENTS--105.4%
   (Cost $872,155,272)                                                       923,575,453
Other assets less liabilities--(5.4%)                                        (47,368,420)
                                                                          --------------
NET ASSETS--100.0%                                                        $  876,207,033
                                                                          ==============

NOTES TO THE SCHEDULE OF INVESTMENTS:
REIT Real Estate Investment Trust
*  Non-income producing security.
+  Denotes all or a portion of security on loan (Note 6).
** Security has been pledged as collateral for futures contracts.
++ Represents collateral received from securities lending transactions.

                See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2001

----------------------------------------------------------------------------------------
VANTAGE EQUITY
INCOME FUND                                                      SHARES            VALUE
----------------------------------------------------------------------------------------
COMMON STOCKS--94.4%
----------------------------------------------------------------------------------------
AEROSPACE & DEFENSE--2.2%
   Boeing Company                                                84,200   $    3,265,276
   Honeywell International,
    Inc.                                                        104,800        3,544,336
   Lockheed Martin Corporation                                   50,000        2,333,500
+  Raytheon Company                                              50,000        1,623,500
   Rockwell Collins, Inc.                                        30,000          585,000
   TRW, Inc.                                                     65,000        2,407,600
                                                                          --------------
                                                                              13,759,212
                                                                          --------------
AUTOMOTIVE--4.7%
+  Fiat SpA (Italy)                                             778,900       12,579,235
   Ford Motor Company                                            85,000        1,336,200
   General Motors Corporation                                   295,000       14,337,000
   Genuine Parts Company                                         42,552        1,561,658
                                                                          --------------
                                                                              29,814,093
                                                                          --------------
BANKING--7.2%
   Bank of America Corporation                                   30,000        1,888,500
   Bank One Corporation                                          76,200        2,975,610
   Citigroup, Inc.                                              138,069        6,969,723
   Fleet Boston Financial
    Corporation                                                 223,908        8,172,642
   JP Morgan Chase & Company                                    162,029        5,889,754
   Mellon Financial Corporation                                  48,656        1,830,439
   Mercantile Bankshares
    Corporation                                                  30,400        1,308,416
   National City Corporation                                     27,000          789,480
   PNC Financial
    Services Group                                               71,400        4,012,680
   Safeco Corporation                                            50,000        1,557,500
   Wachovia Corporation                                         135,304        4,243,133
   Washington Mutual,
    Inc.                                                        139,645        4,566,392
   Wells Fargo & Company                                         31,300        1,359,985
                                                                          --------------
                                                                              45,564,254
                                                                          --------------
BEVERAGES, FOOD & TOBACCO--3.3%
   Brown Forman Corporation
    Class B                                                      20,500        1,283,300
   Campbell Soup Company                                         41,712        1,245,937
   General Mills, Inc.                                           64,022        3,329,784
   Heinz HJ Company                                             133,749        5,499,759
+  Hershey Foods Corporation                                     35,000        2,369,500
   PepsiAmericas, Inc.                                           68,994          952,117
   Philip Morris Companies,
    Inc.                                                         93,100        4,268,635
   UST, Inc.                                                     56,537        1,978,795
                                                                          --------------
                                                                              20,927,827
                                                                          --------------
CHEMICALS--2.9%
   Clorox Company                                                70,000        2,768,500
   Dow Chemicals Company                                         39,771        1,343,464
   Du Pont (E.I.) de
    Nemours & Company                                            56,446        2,399,519
   Eastman Chemical Company                                      50,000        1,951,000
+  Great Lakes
    Chemical Corporation                                         40,500          983,340
+  Hercules, Inc.                                                48,000          480,000
   International Flavors &
    Fragrances                                                   45,900        1,363,689
   Lyondell Chemical
    Company                                                     176,100        2,523,513
   Occidental Petroleum
    Corporation                                                 162,500        4,311,125
                                                                          --------------
                                                                              18,124,150
                                                                          --------------
COMMERCIAL SERVICES--3.9%
*  Dun & Bradstreet Corporation                                  37,500        1,323,750
   RR Donnelley &
    Sons Company                                                 70,000        2,078,300
   Waste Management,
    Inc.                                                        663,100       21,159,521
                                                                          --------------
                                                                              24,561,571
                                                                          --------------
COMMUNICATIONS--0.2%
   Qwest Communications
    International, Inc.                                         100,000        1,413,000
                                                                          --------------
COMPUTER SOFTWARE &
  PROCESSING--0.3%
*  Microsoft Corporation                                         26,200        1,735,750
                                                                          --------------
COMPUTERS & INFORMATION--0.5%
   Compaq Computer
    Corporation                                                 100,000          976,000
   Hewlett-Packard Company                                       57,200        1,174,888
   Intel Corporation                                             40,000        1,258,000
                                                                          --------------
                                                                               3,408,888
                                                                          --------------
COSMETICS & PERSONAL CARE--0.7%
   Gillette Company                                              53,000        1,770,200
   Procter & Gamble Company                                      30,000        2,373,900
                                                                          --------------
                                                                               4,144,100
                                                                          --------------
DIVERSIFIED--2.7%
   Brascan Corporation (Canada)                                 429,400        7,754,964
   Hanson PLC ADR
    (United Kingdom)                                             98,800        3,321,656
   Minnesota Mining &
    Manufacturing Company (3M)                                   15,090        1,783,789
   Tyco International Ltd.                                       69,156        4,073,288
                                                                          --------------
                                                                              16,933,697
                                                                          --------------
ELECTRIC UTILITIES--1.6%
   Allegheny Energy, Inc.                                       120,600        4,368,132
   Reliant Energy, Inc.                                         209,000        5,542,680
                                                                          --------------
                                                                               9,910,812
                                                                          --------------
ELECTRONICS--3.7%
*  Agere Systems, Inc.                                          123,300          701,577
   Emerson Electric Company                                      65,500        3,740,050
*  General Motors Corporation
    Class H                                                     910,000       14,059,500
   Motorola, Inc.                                                85,000        1,276,700
+  Sony Corporation ADR (Japan)                                  35,000        1,578,500
   Texas Instruments, Inc.                                       60,000        1,680,000
                                                                          --------------
                                                                              23,036,327
                                                                          --------------
ENTERTAINMENT & LEISURE--2.9%
   Hasbro, Inc.                                                 110,000        1,785,300
   Walt Disney Company                                          794,900       16,470,328
                                                                          --------------
                                                                              18,255,628
                                                                          --------------
FINANCIAL SERVICES--1.9%
   American Express Company                                      50,000        1,784,500
   Federal National
    Mortgage Association                                         31,806        2,528,577
   Moody's Corporation                                           60,000        2,391,600
   USA Education, Inc.                                           62,000        5,209,240
                                                                          --------------
                                                                              11,913,917
                                                                          --------------
FOREST PRODUCTS & PAPER--1.3%
   International Paper Company                                  160,268        6,466,814
   Kimberly-Clark Corporation                                    24,259        1,450,688
                                                                          --------------
                                                                               7,917,502
                                                                          --------------

                                       122

----------------------------------------------------------------------------------------
                                                                 SHARES            VALUE
----------------------------------------------------------------------------------------
HEAVY MACHINERY--2.2%
   Baker Hughes, Inc.                                           144,100   $    5,255,327
   Black & Decker Corporation                                    40,000        1,509,200
   Dover Corporation                                             55,000        2,038,850
   Pall Corporation                                              79,500        1,912,770
   Rockwell International
    Corporation                                                  30,000          535,800
   Stanley Works                                                 55,000        2,561,350
                                                                          --------------
                                                                              13,813,297
                                                                          --------------
HOUSEHOLD PRODUCTS--0.8%
   Fortune Brands, Inc.                                          42,765        1,693,066
   Illinois Tool Works, Inc.                                     53,500        3,623,020
                                                                          --------------
                                                                               5,316,086
                                                                          --------------
INSURANCE--7.4%
   Allstate Corporation                                         184,200        6,207,540
   American International
    Group, Inc.                                                  31,014        2,462,512
   Aon Corporation                                               60,000        2,131,200
   Chubb Corporation                                             30,000        2,070,000
   Cigna Corporation                                             72,600        6,726,390
   Fairfax Financial Holdings
    Ltd. (Canada)                                                78,300        8,068,971
   Hartford Financial Services
    Group                                                       108,300        6,804,489
   Lincoln National Corporation                                  19,086          927,007
   MGIC Investment Corporation                                   51,300        3,166,236
*+ Prudential Financial, Inc.                                    10,600          351,814
   Unumprovident Corporation                                     70,000        1,855,700
   XL Capital Ltd. Class A
    (Bermuda)                                                    60,700        5,545,552
                                                                          --------------
                                                                              46,317,411
                                                                          --------------
LODGING--4.8%
   Hilton Hotels Corporation                                  1,219,000       13,311,480
   Marriott International Class A                               380,000       15,447,000
   Starwood Hotels & Resorts
    Worldwide, Inc. REIT                                         53,000        1,582,050
                                                                          --------------
                                                                              30,340,530
                                                                          --------------
MEDIA--BROADCASTING &
  PUBLISHING--5.1%
   Gannett Company, Inc.                                         25,000        1,680,750
   Hollinger International, Inc.                              1,260,000       14,742,000
+  Knight Ridder, Inc.                                          188,000       12,206,840
   Reader's Digest Association,
    Inc. Class A                                                 46,400        1,070,912
+  Rogers Communications,
    Inc. (Canada)                                               125,000        2,100,000
                                                                          --------------
                                                                              31,800,502
                                                                          --------------
MEDICAL EQUIPMENT & SUPPLIES--0.2%
   Becton Dickinson & Company                                    35,000        1,160,250
                                                                          --------------
METALS & MINING--0.7%

   Cooper Industries, Inc.                                       60,000        2,095,200
   Hubbell, Inc. Class B                                         30,000          881,400
   Phelps Dodge Corporation                                      40,000        1,296,000
                                                                          --------------
                                                                               4,272,600
                                                                          --------------
OFFICE EQUIPMENT & SUPPLIES--0.6%
   Ikon Office Solutions,
     Inc.                                                       265,200        3,100,188
+  Xerox Corporation                                             46,000          479,320
                                                                          --------------
                                                                               3,579,508
                                                                          --------------
OIL & GAS--6.6%

   Amerada Hess Corporation                                      30,000        1,875,000
   BP Amoco PLC ADR
    (United Kingdom)                                            183,454        8,532,446
   ChevronTexaco Corporation                                    130,750       11,716,508
   Conoco, Inc.                                                  35,000          990,500
   Exxon Mobil Corporation                                      114,760        4,510,068
   PanCanadian Energy
    Corporation (Canada)                                         44,400        1,154,400
   Phillips Petroleum Company                                    98,900        5,959,714
   Royal Dutch Petroleum
    Company (Netherlands)                                        30,781        1,508,885
   Unocal Corporation                                            50,000        1,803,500
   Williams Companies, Inc.                                     130,700        3,335,464
                                                                          --------------
                                                                              41,386,485
                                                                          --------------
PHARMACEUTICALS--4.1%

   Abbott Laboratories                                           65,000        3,623,751
   American Home Products
    Corporation                                                  43,947        2,696,588
   Bristol-Myers Squibb Company                                 148,500        7,573,500
   Merck & Company, Inc.                                         41,000        2,410,800
   Pharmacia Corporation                                         33,886        1,445,238
   Schering-Plough Corporation                                  220,000        7,878,200
                                                                          --------------
                                                                              25,628,077
                                                                          --------------
PHOTOGRAPHIC EQUIPMENT & SUPPLIES--0.2%
+  Eastman Kodak Company                                         42,741        1,257,868
                                                                          --------------
REAL ESTATE--1.3%
   Crescent Real Estate
    Equities Company REIT                                       174,100        3,152,951
   Rouse Company REIT                                           100,000        2,929,000
   Simon Property Group, Inc. REIT                               80,000        2,346,400
                                                                          --------------
                                                                               8,428,351
                                                                          --------------
RESTAURANTS--3.7%
   McDonald's Corporation                                        80,000        2,117,600
*  Tricon Global Restaurants, Inc.                              311,800       15,340,560
   Wendy's International, Inc.                                  198,300        5,784,411
                                                                          --------------
                                                                              23,242,571
                                                                          --------------
RETAILERS--3.6%
+  J.C. Penney Company, Inc.                                    115,421        3,104,825
*+ K Mart Corporation                                           409,900        2,238,054
   May Department Stores
    Company                                                      55,765        2,062,190
*  Neiman Marcus Group, Inc.                                    201,500        5,984,550
*  Neiman Marcus Group,
    Inc. Class A                                                198,000        6,151,860
+  Nordstrom, Inc.                                               60,000        1,213,800
*  Toys `R' Us, Inc.                                            100,000        2,074,000
                                                                          --------------
                                                                              22,829,279
                                                                          --------------
TELECOMMUNICATIONS--5.0%

   AT&T Corporation                                             828,000       15,019,920
   Alltel Corporation                                            30,000        1,851,900
+  Lucent Technologies, Inc.                                     60,000          377,400
   SBC Communications, Inc.                                     127,500        4,994,175
   Sprint Corporation
    (FON Group)                                                 100,000        2,008,000
+  Verizon Communications                                       152,841        7,253,834
                                                                          --------------
                                                                              31,505,229
                                                                          --------------
TRANSPORTATION--4.3%
   Burlington Northern
    Santa Fe                                                    182,300        5,201,019
*  FedEx Corporation                                            340,000       17,639,200

                                       123

----------------------------------------------------------------------------------------
                                                                 SHARES            VALUE
----------------------------------------------------------------------------------------
   Norfolk Southern
    Corporation                                                  69,540   $    1,274,668
   Union Pacific Corporation                                     50,997        2,906,829
                                                                          --------------
                                                                              27,021,716
                                                                          --------------
UTILITIES--3.8%
   Cinergy Corporation                                          186,700        6,241,381
   Constellation Energy Group                                    50,000        1,327,500
   Entergy Corporation                                          144,800        5,663,128
   FPL Group, Inc.                                               20,000        1,128,000
   Firstenergy Corporation                                       41,000        1,434,180
   Northeast Utilities                                          341,400        6,018,882
   Scottish Power PLC ADR
    (United Kingdom)                                             25,416          551,527
+  Southern Company                                              49,305        1,249,882
                                                                          --------------
                                                                              23,614,480
                                                                          --------------
TOTAL COMMON STOCKS
    (Cost $558,780,449)                                                      592,934,968
                                                                          --------------

----------------------------------------------------------------------------------------
PREFERRED STOCKS--0.0%
----------------------------------------------------------------------------------------

TELECOMMUNICATIONS--0.0%
* **Lucent Technologies, Inc.
    (Cost $175,000)                                                 175          200,594
                                                                          --------------

----------------------------------------------------------------------------------------
  COUPON       MATURITY
   RATE          DATE             FACE          VALUE
----------------------------------------------------------------------------------------
COMMERCIAL PAPER--0.7%
----------------------------------------------------------------------------------------
FINANCIAL SERVICES--0.7%
   Alpine Securitization Corporation
   1.930%     01/11/2002                                      2,000,000        1,998,928
   Park Avenue Receivables Corporation
   1.900%     01/15/2002                                      2,000,000        1,998,522
                                                                          --------------
TOTAL COMMERCIAL PAPER
    (Cost $3,997,450)                                                          3,997,450
                                                                          --------------
----------------------------------------------------------------------------------------
CASH EQUIVALENTS--6.1%
----------------------------------------------------------------------------------------
INSTITUTIONAL MONEY MARKET FUNDS--0.2%
++ Merrimac Money Market Fund
    2.144%    01/02/2002                                      1,141,279        1,141,279
                                                                          --------------
BANK & CERTIFICATE DEPOSITS/
  OFFSHORE TIME DEPOSITS--3.4%
++ American Express Centurion Bank
    1.890%    01/22/2002                                      1,296,908        1,296,908
++ Bank of Nova Scotia
    2.040%    02/15/2002                                      1,037,527        1,037,527
++ Bank of Nova Scotia
    1.860%    01/28/2002                                      2,853,199        2,853,199
++ Bayerische Hypovereinsbank
    1.920%    02/05/2002                                        518,763          518,763
++ Bayerische Hypovereinsbank
    1.810%    03/18/2002                                      1,296,908        1,296,908
++ BNP Paribas
    1.840%    01/09/2002                                      2,853,199        2,853,199
++ Credit Agricole
    1.700%    01/07/2002                                      6,225,161        6,225,161
++ Royal Bank of Canada
    1.688%    01/07/2002                                      3,371,962        3,371,962
++ Royal Bank of Scotland PLC
    1.805%    03/27/2002                                   $  1,556,290        1,556,290
++ Toronto Dominion Bank
    2.040%    01/22/2002                                        518,763          518,763
                                                                          --------------
                                                                              21,528,680
                                                                          --------------
FLOATING RATE INSTRUMENTS/
  MASTER NOTES--2.5%
++ CS First Boston
    1.915%    01/02/2002                                      6,743,924        6,743,924
++ Doroda
    1.966%    01/07/2002                                        518,763          518,763
++ Fleet National Bank
    1.945%    04/30/2002                                      1,051,917        1,051,917
++ Goldman Sachs & Co
    2.010%    03/21/2002                                      1,296,908        1,296,908
++ Merrill Lynch
    1.640%    11/26/2002                                        518,763          518,763
++ Merrill Lynch
    1.620%    04/05/2002                                      1,556,290        1,556,290
++ Morgan Stanley Dean Witter & Co
    1.925%    06/28/2002                                      2,593,817        2,593,817
++ Morgan Stanley Dean Witter & Co
    1.610%    05/09/2002                                        778,145          778,145
++ U.S. Bank
    1.590%    11/06/2002                                        778,145          778,145
                                                                          --------------
                                                                              15,836,672
                                                                          --------------
TOTAL CASH EQUIVALENTS
    (Cost $38,506,631)                                                        38,506,631
                                                                          --------------
----------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS--4.2%
----------------------------------------------------------------------------------------
IBT Repurchase Agreement
   dated 12/31/2001 due
01/02/2002, with a
maturity value of
$26,474,616 and an
effective yield of 0.95%
collateralized by U.S.
Government Obligations
with rates ranging from
2.92% to 7.51%, maturity
dates ranging from
10/15/2023 to 01/25/2029
and an aggregate market
value of $27,797,294.                                        26,473,219       26,473,219
                                                                          --------------
TOTAL INVESTMENTS--105.4%
   (Cost $627,932,749)                                                       662,112,862
Other assets less liabilities--(5.4%)                                        (34,037,454)
                                                                          --------------
NET ASSETS--100.0%                                                        $  628,075,408
                                                                          ==============

NOTES TO THE SCHEDULE OF INVESTMENTS:
ADR  American Depositary Receipt
REIT Real Estate Investment Trust
+    Denotes all or a portion of security on loan (Note 6).
*    Non-income producing security.
** Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified buyers.
++ Represents collateral received from securities lending transactions.

                See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2001

----------------------------------------------------------------------------------------
VANTAGE GROWTH
& INCOME FUND                                                    SHARES            VALUE
----------------------------------------------------------------------------------------
COMMON STOCKS--97.0%
----------------------------------------------------------------------------------------
ADVERTISING--0.6%
*  DoubleClick, Inc.                                             30,000   $      340,200
   Interpublic Group, Inc.                                       11,000          324,940
+  Omnicom Group                                                 10,400          929,240
*+ TMP Worldwide, Inc.                                           27,400        1,175,460
                                                                          --------------
                                                                               2,769,840
                                                                          --------------
AUTOMOTIVE--0.2%
   Navistar International
    Corporation                                                  18,600          734,700
                                                                          --------------
BANKING--10.5%
   Bank of America Corporation                                   66,600        4,192,470
   Bank of New York
    Company, Inc.                                                20,700          844,560
   Bank One Corporation                                          68,000        2,655,400
   Citigroup, Inc.                                              276,778       13,971,753
   Fifth Third Bancorp                                           13,650          840,567
   Household International, Inc.                                 17,500        1,013,950
   JP Morgan Chase & Company                                     99,200        3,605,920
   Mellon Financial Corporation                                  42,300        1,591,326
   National City Corporation                                     91,300        2,669,612
   PNC Financial Services Group                                  22,800        1,281,360
   State Street Corporation                                      21,100        1,102,475
   Washington Mutual, Inc.                                      219,500        7,177,650
   Wells Fargo & Company                                        115,100        5,001,095
                                                                          --------------
                                                                              45,948,138
                                                                          --------------
BEVERAGES, FOOD & TOBACCO--4.0%
   Anheuser Busch
    Companies, Inc.                                              22,484        1,016,502
   Campbell Soup Company                                         62,900        1,878,823
   Coca Cola Company                                             16,900          796,835
   General Mills, Inc.                                           17,900          930,979
   Heinz HJ Company                                              26,400        1,085,568
   Kellogg Company                                              107,200        3,226,720
   Kraft Foods, Inc.                                             11,500          391,345
*  Kroger Company                                                54,000        1,126,980
   Pepsico, Inc.                                                 83,100        4,046,139
   Philip Morris Companies, Inc.                                 63,903        2,929,953
                                                                          --------------
                                                                              17,429,844
                                                                          --------------
BUILDING MATERIALS--1.6%
   Home Depot, Inc.                                              77,100        3,932,871
   Lowe's Companies, Inc.                                        64,700        3,002,727
                                                                          --------------
                                                                               6,935,598
                                                                          --------------
CHEMICALS--1.0%
   Air Products & Chemicals, Inc.                                17,200          806,852
   Clorox Company                                                18,600          735,630
   Dow Chemicals Company                                         26,400          891,792
   Du Pont (E.I.) de Nemours &
    Company                                                      38,600        1,640,886
   Engelhard Corporation                                         10,900          301,712
                                                                          --------------
                                                                               4,376,872
                                                                          --------------
COMMERCIAL SERVICES--1.3%
*+ ARAMARK Corporation                                            6,100          164,090
*+ Concord EFS, Inc.                                             26,200          858,836
   Fluor Corporation                                             32,500        1,215,500
*  KPMG Consulting, Inc.                                         66,500        1,101,905
*  Quintiles Transnational
    Corporation                                                  33,400          537,072
*  Republic Services, Inc.                                       56,500        1,128,305
*  Robert Half International, Inc.                               21,000          560,700
                                                                          --------------
                                                                               5,566,408
                                                                          --------------
COMMUNICATIONS--0.5%
*  Brocade Communications
    Systems, Inc.                                                10,700          354,384
*  JDS Uniphase Corporation                                      25,200          219,996
*  Qualcomm, Inc.                                                 7,100          358,550
   Qwest Communications
    International, Inc.                                          62,700          885,951
*  Tellabs, Inc.                                                 17,800          266,288
                                                                          --------------
                                                                               2,085,169
                                                                          --------------
COMPUTER SOFTWARE &
  PROCESSING--3.3%
   Adobe Systems, Inc.                                           12,000          372,600
   Automatic Data
    Processing, Inc.                                             45,100        2,656,390
*  Cadence Design
    Systems, Inc.                                                16,600          363,872
*+ CheckFree Corporation                                         41,700          750,600
   First Data Corporation                                        28,800        2,259,360
*  Macromedia, Inc.                                              22,900          407,620
*  Microsoft Corporation                                         80,600        5,339,750
*  Oracle Corporation                                            72,400          999,844
*+ Siebel Systems, Inc.                                           8,200          229,436
*  Sun Microsystems, Inc.                                        35,400          435,420
*  Sungard Data Systems, Inc.                                    16,500          477,345
*  Veritas Software Corporation                                   5,900          264,497
                                                                          --------------
                                                                              14,556,734
                                                                          --------------
COMPUTERS & INFORMATION--4.9%
*  Cisco Systems, Inc.                                          302,100        5,471,031
*  Dell Computer Corporation                                    129,600        3,522,528
*  EMC Corporation                                               20,300          272,832
   Hewlett-Packard Company                                      194,700        3,999,138
   Intel Corporation                                            124,700        3,921,815
   International Business
    Machines Corporation                                         16,600        2,007,936
*  Juniper Networks, Inc.                                         9,300          176,235
*  MIPS Technologies Class B                                      4,200           33,516
*  Sabre Holdings Corporation                                    12,500          529,375
*+ Verisign, Inc.                                                38,500        1,464,540
                                                                          --------------
                                                                              21,398,946
                                                                          --------------
COSMETICS & PERSONAL CARE--0.4%
   Avon Products, Inc.                                            8,300          385,950
   Colgate-Palmolive Company                                     21,400        1,235,850
                                                                          --------------
                                                                               1,621,800
                                                                          --------------
DIVERSIFIED--4.0%
*  Berkshire Hathaway,
    Inc. Class A                                                     24        1,814,400
   General Electric Company                                     208,300        8,348,664
   +Tyco International Ltd.                                     123,800        7,291,820
                                                                          --------------
                                                                              17,454,884
                                                                          --------------
ELECTRIC UTILITIES--0.8%
   Exelon Corporation                                            35,400        1,694,952
*+ NRG Energy, Inc.                                              37,000          573,500
   Progress Energy, Inc.                                         30,400        1,368,912
                                                                          --------------
                                                                               3,637,364
                                                                          --------------
ELECTRONICS--4.9%
*  Agere Systems, Inc.                                          108,500          617,365
*+ Agilent Technologies, Inc.                                    41,114        1,172,160
*  Altera Corporation                                            18,400          390,448
*  Analog Devices, Inc.                                           7,900          350,681
*  Applied Micro
    Circuits Corporation                                         35,700          404,124
*  Axcelis Technologies, Inc.                                    44,403          572,355

                                       125

----------------------------------------------------------------------------------------
                                                                 SHARES            VALUE
----------------------------------------------------------------------------------------
*  Broadcom Corporation Class A                                  11,000   $      449,570
   Emerson Electric Company                                      45,000        2,569,500
*  Flextronics International
    Ltd. (Singapore)                                             18,300          439,017
*  General Motors Corporation
    Class H                                                      40,200          621,090
   Koninklijke (Royal) Philips
    Electronics NV NY
    Shares (Netherlands)                                         20,500          596,755
   Linear Technology Corporation                                  9,500          370,880
*  Maxim Integrated
    Products, Inc.                                               45,300        2,378,703
*  MIPS Technologies, Inc.                                          400            3,456
   Motorola, Inc.                                               140,900        2,116,318
*  Novellus System, Inc.                                         11,900          469,455
*+ PMC-Sierra, Inc.                                              34,100          724,966
+  Sony Corporation
    ADR (Japan)                                                   6,000          270,600
*+ Teradyne, Inc.                                               113,400        3,417,876
   Texas Instruments, Inc.                                       56,890        1,592,920
*  Xilinx, Inc.                                                  52,700        2,057,935
                                                                          --------------
                                                                              21,586,174
                                                                          --------------
ENTERTAINMENT & LEISURE--0.6%
+  Carnival Corporation                                          31,000          870,480
   Hasbro, Inc.                                                  35,000          568,050
   Walt Disney Company                                           65,600        1,359,232
                                                                          --------------
                                                                               2,797,762
                                                                          --------------
FINANCIAL SERVICES--5.4%
   American Express Company                                      38,700        1,381,203
*+ AmeriCredit Corporation                                       18,800          593,140
   Charles Schwab Corporation                                    23,300          360,451
   Federal Home Loan
    Mortgage Corporation                                         85,500        5,591,700
   Federal National
    Mortgage Association                                         67,200        5,342,400
+  Goldman Sachs Group,
    Inc. (The)                                                   35,200        3,264,800
*  Indymac Mortgage Holdings                                     34,500          806,610
   Morgan Stanley Dean
    Witter & Company                                             20,100        1,124,394
   Providian Financial
    Corporation                                                   7,400           26,270
   USA Education, Inc.                                           60,300        5,066,406
                                                                          --------------
                                                                              23,557,374
                                                                          --------------
FOREST PRODUCTS & PAPER--1.4%
   Bowater, Inc.                                                  7,000          333,900
   Kimberly-Clark Corporation                                    93,300        5,579,340
                                                                          --------------
                                                                               5,913,240
                                                                          --------------
HEALTH CARE PROVIDERS--1.3%
   HCA--The Healthcare
    Company                                                      13,800          531,852
*  PacifiCare Health Systems, Inc.                                7,000          112,000
*  Tenet Healthcare Corporation                                  28,000        1,644,160
   UnitedHealth Group, Inc.                                      47,100        3,333,267
                                                                          --------------
                                                                               5,621,279
                                                                          --------------
HEAVY MACHINERY--4.0%
*  Applied Materials, Inc.                                       89,100        3,572,910
+  Baker Hughes, Inc.                                            72,300        2,636,781
   Caterpillar, Inc.                                             69,700        3,641,825
   Dover Corporation                                             11,000          407,770
   Ingersoll Rand Company                                         9,700          405,557
   Rockwell International
    Corporation                                                  19,100          341,126
   Stanley Works                                                 69,500        3,236,615
   United Technologies
    Corporation                                                  38,800        2,507,644
*+ Weatherford International, Inc.                               23,300          868,158
                                                                          --------------
                                                                              17,618,386
                                                                          --------------
HOME FURNISHINGS & APPLIANCES--0.2%
+  Corning, Inc.                                                 80,300          716,276
                                                                          --------------
HOUSEHOLD PRODUCTS--0.6%
   Illinois Tool Works, Inc.                                     38,500        2,607,220
                                                                          --------------
INSURANCE--7.2%
   ACE Ltd. (Bermuda)                                           128,600        5,163,290
   Allstate Corporation                                          26,100          879,570
   American International
    Group, Inc.                                                  39,706        3,152,656
   Chubb Corporation                                             22,100        1,524,900
   Cigna Corporation                                             33,900        3,140,835
   Cincinnati Financial
    Corporation                                                  21,600          824,040
   Hartford Financial
    Services Group                                              105,900        6,653,697
   Marsh & McLennan
    Companies, Inc.                                              33,400        3,588,830
   PMI Group, Inc.                                               14,600          978,346
*  Principal Financial Group, Inc.                                6,400          153,600
   St. Paul Companies, Inc.                                      33,000        1,451,010
   Stancorp Financial Group, Inc.                                31,000        1,464,750
*  Wellpoint Health Networks                                      7,700          899,745
+  XL Capital Ltd.
    Class A (Bermuda)                                            16,000        1,461,760
                                                                          --------------
                                                                              31,337,029
                                                                          --------------
MEDIA--BROADCASTING &
  PUBLISHING--5.7%
*+ Adelphia Communications
    Corporation Class A                                         121,500        3,788,370
*  AOL Time Warner, Inc.                                         98,500        3,161,850
*+ Cablevision Systems
    Corporation                                                  33,300        1,580,085
*+ Cablevision Systems
    Corporation-Rainbow
    Media Group                                                  32,750          808,925
*+ Charter Communications,
    Inc. Class A                                                 28,000          460,040
*  Clear Channel
    Communications                                               28,700        1,461,117
*+ Comcast Corporation Class A                                   70,200        2,527,200
*  Cox Communications,
    Inc. Class A                                                 22,700          951,357
   Knight Ridder, Inc.                                            7,300          473,989
*  Liberty Media Corporation
    Class A                                                     292,900        4,100,600
   McGraw-Hill Companies, Inc.                                   11,800          719,564
*  USA Networks, Inc.                                            52,900        1,444,699
*  Viacom, Inc. Class B                                          71,300        3,147,895
+  Vivendi Universal
    SA ADR  (France)                                              3,500          188,265
                                                                          --------------
                                                                              24,813,956
                                                                          --------------
MEDICAL EQUIPMENT & SUPPLIES--4.3%
   Allergan, Inc.                                                10,000          750,500
   Applera Corporation--Applied
    Biosystems Group                                             59,100        2,320,857
   Baxter International, Inc.                                    16,200          868,806
   Beckman Coulter, Inc.                                         35,000        1,550,500

                                       126

----------------------------------------------------------------------------------------
                                                                 SHARES            VALUE
----------------------------------------------------------------------------------------
   Becton Dickinson & Company                                    23,400   $      775,710
*+ Credence Systems
    Corporation                                                  20,900          388,113
*  Guidant Corporation                                           50,977        2,538,655
   Johnson & Johnson                                             68,400        4,042,440
*+ KLA-Tencor Corporation                                        37,700        1,868,412
   Medtronics, Inc.                                              63,600        3,256,956
*  Waters Corporation                                            11,800          457,250
                                                                          --------------
                                                                              18,818,199
                                                                          --------------
METALS & MINING--1.7%
   Alcoa, Inc.                                                  135,100        4,802,805
+  Danaher Corporation                                           41,200        2,484,772
                                                                          --------------
                                                                               7,287,577
                                                                          --------------
OIL & GAS--6.6%
   Amerada Hess Corporation                                       6,000          375,000
   Ashland, Inc.                                                 42,200        1,944,576
*  BJ Services Company                                            9,200          298,540
   BP Amoco PLC ADR
    (United Kingdom)                                             16,100          748,811
   ChevronTexaco Corporation                                     11,400        1,021,554
   Exxon Mobil Corporation                                      270,400       10,626,720
   Global Santa Fe Corporation                                   58,600        1,671,272
*  Kinder Morgan
    Management LLC                                               12,150          460,485
   National Fuel Gas Company                                     47,200        1,165,840
   Petroleo Brasileiro SA (Brazil)                               53,600        1,191,528
*  Rowan Companies, Inc.                                         47,500          920,075
   Royal Dutch Petroleum
    Company (Netherlands)                                        46,100        2,259,822
   Schlumberger Ltd.                                             11,000          604,450
   Shell Transport & Trading
    Company ADR
    (United Kingdom)                                             56,400        2,337,780
   Transocean Sedco Forex, Inc.                                   9,000          304,380
   Unocal Corporation                                            26,100          941,427
   Williams Companies, Inc.                                      68,200        1,740,464
                                                                          --------------
                                                                              28,612,724
                                                                          --------------
PHARMACEUTICALS--7.2%
   Abbott Laboratories                                           30,400        1,694,800
   American Home
    Products Corporation                                         36,700        2,251,912
*  Amgen, Inc.                                                   12,200          688,568
+  AstraZeneca Group
    PLC ADR (United Kingdom)                                     83,500        3,891,100
   Cardinal Health, Inc.                                         19,550        1,264,103
   Eli Lilly & Company                                           25,200        1,979,208
*  Forest Laboratories, Inc.                                     33,200        2,720,740
*+ Genentech, Inc.                                               18,600        1,009,050
*  MedImmune, Inc.                                                8,400          389,340
   Merck & Company, Inc.                                         19,800        1,164,240
*  Millennium
    Pharmaceuticals, Inc.                                         6,000          147,060
   Pfizer, Inc.                                                 248,600        9,906,710
   Pharmacia Corporation                                         54,690        2,332,528
   Schering-Plough
    Corporation                                                  59,600        2,134,276
                                                                          --------------
                                                                              31,573,635
                                                                          --------------
REAL ESTATE--0.3%
   Archstone-Smith
    Trust REIT                                                   41,100        1,080,930
                                                                          --------------
RESTAURANTS--0.2%
   McDonald's Corporation                                        26,700          706,749
                                                                          --------------
RETAILERS--4.0%
*  AutoNation, Inc.                                              40,100          494,433
   CVS Corporation                                               92,900        2,749,840
+  Dollar General                                               146,900        2,188,810
+  Family Dollar Stores,
    Inc.                                                        102,400        3,069,952
   May Department Stores
    Company                                                      41,100        1,519,878
*  Safeway, Inc.                                                 46,300        1,933,025
   Target Corporation                                            31,000        1,272,550
   Wal-Mart Stores,
    Inc.                                                         76,700        4,414,085
                                                                          --------------
                                                                              17,642,573
                                                                          --------------
TELECOMMUNICATIONS--4.8%
   AT&T Corporation                                              71,900        1,304,266
*+ AT&T Wireless Services,
    Inc.                                                         29,959          430,511
   BellSouth Corporation                                         99,300        3,788,295
*  Ciena Corporation                                              7,300          104,463
*  McLeodUSA,
    Inc. Class A                                                296,400          109,668
   Nokia Corporation
    ADR (Finland)                                               167,000        4,096,510
   +Nortel Networks
    Corporation (Canada)                                        107,000          802,500
   SBC Communications,
    Inc.                                                         15,700          614,969
   Sprint Corporation
    (FON Group)                                                  90,400        1,815,232
*+ Sprint Corporation
    (PCS Group)                                                 103,500        2,526,435
   Telefonaktiebolaget LM
    Ericsson ADR (Sweden)                                        44,000          229,680
   Verizon Communications                                        43,900        2,083,494
   Vodafone Group PLC ADR
    (United Kingdom)                                             35,700          916,776
*  Williams
    Communications
    Group, Inc.                                                  43,709          102,716
*  WorldCom, Inc.                                               157,800        2,221,824
                                                                          --------------
                                                                              21,147,339
                                                                          --------------
TEXTILES, CLOTHING & FABRICS--0.8%
   Nike, Inc. Class B                                            50,300        2,828,872
   VF Corporation                                                15,000          585,150
                                                                          --------------
                                                                               3,414,022
                                                                          --------------
TRANSPORTATION--0.4%
+  Canadian National Railway
    Company (Canada)                                             34,900        1,684,972
                                                                          --------------
UTILITIES--2.3%
*  AES Corporation                                              109,600        1,791,960
   Cinergy Corporation                                           12,300          411,189
*  Edison International                                          80,000        1,208,000
   Firstenergy
    Corporation                                                  41,500        1,451,670
   FPL Group, Inc.                                               24,500        1,381,800
   NiSource, Inc.                                                20,000          461,200
   Pinnacle West
    Capital Corporation                                          20,900          874,665
   Scana Corporation                                             36,600        1,018,578
   Southern Company                                              56,700        1,437,345
                                                                          --------------
                                                                              10,036,407
                                                                          --------------
TOTAL COMMON STOCKS
   (Cost $419,245,707)                                                       423,090,120
                                                                          --------------

                                       127

----------------------------------------------------------------------------------------
                                                                 SHARES            VALUE
----------------------------------------------------------------------------------------
PREFERRED STOCKS--0.1%
----------------------------------------------------------------------------------------
FINANCIAL SERVICES--0.1%
*  Equity Securities Trust I, Series CVC, 6.50% Conv Pfd
   (Cost $290,008)                                                8,000   $      356,000

----------------------------------------------------------------------------------------
  COUPON       MATURITY
   RATE          DATE                                              FACE
----------------------------------------------------------------------------------------
CORPORATE OBLIGATIONS--0.1%
----------------------------------------------------------------------------------------
RETAILERS--0.1%
+  Amazon.com, Inc.
    4.750%    02/01/2009
                                                                          --------------
   (Cost $749,382)                                         $  1,100,000          551,375
                                                                          --------------
----------------------------------------------------------------------------------------
CASH EQUIVALENTS--10.0%
----------------------------------------------------------------------------------------
INSTITUTIONAL MONEY MARKET FUNDS--0.3%
+  Merrimac Money Market Fund
   2.144%     01/02/2002                                      1,233,411        1,233,411
                                                                          --------------
BANK & CERTIFICATE DEPOSITS/
  OFFSHORE TIME DEPOSITS--5.3%
++ American Express Centurion Bank
    1.890%    01/22/2002                                      1,401,603        1,401,603
++ Bank of Nova Scotia
    1.860%    01/28/2002                                      3,083,525        3,083,525
++ Bank of Nova Scotia
    2.040%    02/15/2002                                      1,121,282        1,121,282
++ Bayerische Hypovereinsbank
    1.810%    03/18/2002                                      1,401,603        1,401,603
++ Bayerische Hypovereinsbank
    1.920%    02/05/2002                                        560,640          560,640
++ BNP Paribas
    1.840%    01/09/2002                                      3,083,525        3,083,525
++ Credit Agricole
    1.700%    01/07/2002                                      6,727,693        6,727,693
++ Royal Bank of Canada
    1.688%    01/07/2002                                      3,644,167        3,644,167
++ Royal Bank of Scotland PLC
    1.800%    03/27/2002                                      1,681,923        1,681,923
++ Toronto Dominion Bank
    2.040%    01/22/2002                                        560,640          560,640
                                                                          --------------
                                                                              23,266,601
                                                                          --------------
FLOATING RATE INSTRUMENTS/
  MASTER NOTES--4.4%
++ CS First Boston
    1.920%    01/02/2002                                      7,288,333        7,288,333
++ Doroda
    1.966%    01/07/2002                                        560,640          560,640
++ Fleet National Bank
    1.950%    04/30/2002                                      1,136,832        1,136,832
++ Goldman Sachs & Co
    2.010%    03/21/2002                                      1,401,603        1,401,603
++ Merrill Lynch
    1.620%    04/05/2002                                      1,681,923        1,681,923
++ Merrill Lynch
    1.640%    11/26/2002                                        560,640          560,640
++ Morgan Stanley Dean Witter & Co
    1.610%    05/09/2002                                        840,961          840,961
++ Morgan Stanley Dean Witter & Co
    1.925%    06/28/2002                                   $  2,803,205        2,803,205
   Preferred Receivables Funding
    1.880%    01/23/2002                                      2,000,000        1,997,702
++ U.S. Bank
    1.590%    11/06/2002                                        840,961          840,961
                                                                          --------------
                                                                              19,112,800
                                                                          --------------
TOTAL CASH EQUIVALENTS
    (Cost $43,612,812)                                                        43,612,812
                                                                          --------------
----------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS--2.2%
----------------------------------------------------------------------------------------
IBT Repurchase Agreement dated
 12/31/2001 due 01/02/2002,
  with a maturity value of
 $9,721,635 and an effective
 yield of 0.95% collateralized by
 U.S. Government Obligations
 with rates ranging from
 5.76% to 7.63%, maturity
 dates ranging from
 11/20/2024 to 08/01/2031
 and an aggregate market
value of $10,207,959.                                         9,721,123        9,721,123
                                                                          --------------
TOTAL INVESTMENTS--109.4%
   (Cost $473,619,032)                                                       477,331,430
Other assets less liabilities--(9.4%)                                        (41,046,029)
                                                                          --------------
NET ASSETS--100.0%                                                        $  436,285,401
                                                                          ==============

NOTES TO THE SCHEDULE OF INVESTMENTS:
ADR  American Depositary Receipt
REIT Real Estate Investment Trust
*    Non-income producing security.
+    Denotes all or a portion of security on loan (Note 6).
++ Represents collateral received from securities lending transactions.

                See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2001

----------------------------------------------------------------------------------------
VANTAGEPOINT
GROWTH FUND                                                      SHARES            VALUE
----------------------------------------------------------------------------------------
COMMON STOCKS--97.0%
----------------------------------------------------------------------------------------
ADVERTISING--0.3%
   Interpublic Group, Inc.                                      219,745   $    6,491,267
   Omnicom Group                                                  9,176          819,876
*+ TMP Worldwide, Inc.                                            5,458          234,148
                                                                          --------------
                                                                               7,545,291
                                                                          --------------
AEROSPACE & DEFENSE--0.3%
   Boeing Company                                                41,349        1,603,514
   General Dynamics Corporation                                  30,563        2,434,037
   Honeywell International, Inc.                                 40,149        1,357,839
   Lockheed Martin Corporation                                   21,749        1,015,026
+  Northrop Grumman Corporation                                   5,452          549,616
   Raytheon Company                                              48,101        1,561,839
   Rockwell Collins, Inc.                                         9,067          176,806
   TRW, Inc.                                                      6,235          230,944
   Textron, Inc.                                                  6,974          289,142
                                                                          --------------
                                                                               9,218,763
                                                                          --------------
AIRLINES--0.6%
*  AMR Corporation                                                7,627          169,091
*  Alaska Air Group, Inc.                                        32,700          951,570
   Delta Air Lines, Inc.                                          6,085          178,047
*  Frontier Airlines, Inc.                                        1,800           30,600
*  Mesa Air Group, Inc.                                          18,300          137,616
   Southwest Airlines, Inc.                                     878,187       16,228,896
*+ US Airways Group, Inc.                                         3,364           21,328
                                                                          --------------
                                                                              17,717,148
                                                                          --------------
APPAREL RETAILERS--0.0%
*  Christopher & Banks Corporation                                3,100          106,175
*  Dress Barn, Inc.                                                 100            2,501
*  Urban Outfitters, Inc.                                         3,700           89,244
                                                                          --------------
                                                                                 197,920
                                                                          --------------
AUTOMOTIVE--0.8%
   Coachmen Industries, Inc.                                     11,900          142,800
   Cooper Tire & Rubber
    Company                                                       3,583           57,185
+  Dana Corporation                                               7,333          101,782
   Delphi Automotive Systems
    Corporation                                                  27,661          377,849
   Ford Motor Company                                            89,408        1,405,494
+  General Motors Corporation                                    27,427        1,332,952
   Genuine Parts Company                                        165,652        6,079,428
   Goodyear Tire & Rubber
    Company                                                       8,054          191,766
+  Harley-Davidson, Inc.                                        149,147        8,100,174
   ITT Industries, Inc.                                           4,364          220,382
   Johnson Controls, Inc.                                         4,309          347,952
*  Monaco Coach Corporation                                      35,300          772,011
*  National R.V. Holdings, Inc.                                   3,100           30,380
   Navistar International
    Corporation                                                   2,932          115,814
   Pennzoil-Quaker State
    Company                                                      42,300          611,235
   The Pep Boys                                                  20,600          353,290
   Thor Industries, Inc.                                         32,900        1,218,945
   Visteon Corporation                                            6,437           96,812
   Winnebago Industries, Inc.                                    39,300        1,451,742
                                                                          --------------
                                                                              23,007,993
                                                                          --------------
BANKING--3.6%
   Amsouth Bancorp                                               17,992          340,049
   BB&T Corporation                                             160,569        5,798,147
   Bank of America Corporation                                   77,679        4,889,893
   Bank of New York
    Company, Inc.                                                36,361        1,483,529
   Bank One Corporation                                          57,571        2,248,148
   Capital One Financial
    Corporation                                                  10,609          572,356
   Charter One Financial, Inc.                                   11,097          301,284
   Citigroup, Inc.                                              435,746       21,996,458
   Comerica, Inc.                                                 8,792          503,782
   Fifth Third Bancorp                                           28,528        1,749,622
   Fleet Boston Financial
    Corporation                                                  87,595        3,197,217
   Golden West Financial
    Corporation                                                   7,782          457,971
   Household International, Inc.                                 22,598        1,309,328
   Huntington Bancshares, Inc.                                   12,402          213,190
   JP Morgan Chase & Company                                     97,412        3,540,926
   KeyCorp                                                       20,908          508,901
   MBNA Corporation                                              42,055        1,480,336
+  Mellon Financial Corporation                                 251,798        9,472,641
   National City Corporation                                     29,920          874,861
   Northern Trust Corporation                                    10,966          660,373
   PNC Financial Services Group                                  14,025          788,205
   Regions Financial Corporation                                 11,229          337,319
   Safeco Corporation                                             6,308          196,494
*  Silicon Valley Bancshares                                     10,000          267,300
   Southtrust Corporation                                        16,919          417,392
   State Street Corporation                                      16,064          839,344
   Suntrust Banks, Inc.                                          14,260          894,102
   Synovus Financial Corporation                                 86,782        2,173,889
   Union Planters Corporation                                     6,783          306,117
   Wachovia Corporation                                          67,190        2,107,078
   Washington Mutual, Inc.                                       43,245        1,414,111
   Wells Fargo & Company                                        656,997       28,546,520
   Zions Bancorporation                                           4,530          238,187
                                                                          --------------
                                                                             100,125,070
                                                                          --------------
BEVERAGES, FOOD & TOBACCO--3.1%
   Adolph Coor Company Class B                                    1,783           95,212
   Anheuser Busch
    Companies, Inc.                                             601,758       27,205,479
   Archer-Daniels-Midland
    Company                                                      32,650          468,527
   Brown Forman Corporation
    Class B                                                       3,371          211,025
   Campbell Soup Company                                         20,226          604,151
   Coca Cola Company                                            245,678       11,583,718
+  Coca Cola Enterprises, Inc.                                   21,958          415,885
   Conagra, Inc.                                                 26,526          630,523
   Delta & Pine Land Company                                     58,700        1,328,381
   General Mills, Inc.                                           17,986          935,452
   Heinz HJ Company                                             244,187       10,040,969
+  Hershey Foods Corporation                                      6,696          453,319
*  J & J Snack Foods Corporation                                    200            4,890
   Kellogg Company                                               20,069          604,077
*  Kroger Company                                                39,661          827,725
   McCormick & Company, Inc.                                     21,900          919,143
*  Peet's Coffee & Tea, Inc.                                        200            2,256
   Pepsi Bottling Group, Inc. (The)                              14,016          329,376
   Pepsico, Inc.                                                397,182       19,338,792
   Philip Morris Companies, Inc.                                106,975        4,904,804
   Sara Lee Corporation                                          38,675          859,745
*  Smithfield Foods, Inc.                                        42,500          936,700
   Supervalu, Inc.                                                6,581          145,572
   Sysco Corporation                                             32,908          862,848
   UST, Inc.                                                      8,167          285,845
   Unilever NV (Netherlands)                                     28,220        1,625,754
   WM Wrigley Jr. Company                                        11,119          571,183
                                                                          --------------
                                                                              86,191,351
                                                                          --------------

                                       129

                                                                 SHARES            VALUE
----------------------------------------------------------------------------------------
BIO-TECHNOLOGY--0.0%
*+ Chiron Corporation                                             9,339   $      409,422
*  deCODE genetics, Inc.                                         29,500          289,100
*  Digene Corporation                                               900           26,550
                                                                          --------------
                                                                                 725,072
                                                                          --------------
BUILDING MATERIALS--2.5%
+  Fastenal Company                                              61,600        4,092,088
   Florida Rock Industries                                      111,200        4,067,696
   Home Depot, Inc.                                             936,397       47,765,611
*  Ingram Micro, Inc.                                           127,200        2,203,104
   Louisiana Pacific Corporation                                  5,157           43,525
   Lowe's Companies, Inc.                                       244,830       11,362,560
   Vulcan Materials Company                                       5,001          239,748
                                                                          --------------
                                                                              69,774,332
                                                                          --------------
CHEMICALS--0.9%
   Air Products & Chemicals, Inc.                                11,224          526,518
   Avery-Dennison Corporation                                     5,426          306,732
   BF Goodrich Company                                            5,033          133,978
*+ Cabot Microelectronics
    Corporation                                                 132,400       10,492,700
   Clorox Company                                                11,483          454,153
   Dow Chemicals Company                                         44,529        1,504,190
   Du Pont (E.I.) de Nemours &
    Company                                                      50,615        2,151,644
   Eastman Chemical Company                                       3,807          148,549
   Engelhard Corporation                                        121,908        3,374,413
   Great Lakes Chemical
    Corporation                                                   2,478           60,166
   H.B. Fuller Company                                            1,600           46,032
+  Hercules, Inc.                                                 5,357           53,570
   International Flavors &
    Fragrances                                                    4,682          139,102
   Occidental Petroleum
    Corporation                                                  18,445          489,346
   Praxair, Inc.                                                 85,142        4,704,095
   Rohm & Haas Company                                           10,881          376,809
   Tupperware Corporation                                         2,870           55,247
                                                                          --------------
                                                                              25,017,244
                                                                          --------------
COMMERCIAL SERVICES--2.4%
*  Accenture, Ltd. (Bermuda)                                     27,300          734,916
*  Allied Waste Industries, Inc.                                293,625        4,128,367
*  Bright Horizons, Inc.                                          1,900           53,181
*+ Cendant Corporation                                          346,459        6,794,061
+  Cintas Corporation                                             8,379          402,192
*+ Concord EFS, Inc.                                            375,671       12,314,495
*  Convergys Corporation                                          8,496          318,515
   Deluxe Corporation                                             3,276          136,216
   Equifax, Inc.                                                222,553        5,374,655
   Fluor Corporation                                             44,755        1,673,837
   Halliburton Company                                           21,199          277,707
*+ Hotel Reservations Network,
    Inc.                                                         10,000          460,000
*  Labor Ready, Inc.                                             13,500           68,985
   Paychex, Inc.                                                697,230       24,298,465
*  Quintiles Transnational
    Corporation                                                   5,906           94,968
*  Robert Half International, Inc.                              137,959        3,683,505
   RR Donnelley & Sons
    Company                                                       5,653          167,838
   Ryder System, Inc.                                             2,995           66,339
*  Sotheby's Holdings, Inc.                                       3,400           56,474
   Waste Management, Inc.                                       169,996        5,424,572
                                                                          --------------
                                                                              66,529,288
                                                                          --------------
COMMUNICATIONS--3.6%
*  ADC Telecommunications,
    Inc.                                                         38,979      $   179,303
*+ Andrew Corporation                                           866,119       18,959,345
*  Avaya, Inc.                                                   14,164          172,093
*+ Brocade Communications
    Systems, Inc.                                               381,800       12,645,216
*+ Inrange Technologies
    Corporation Class B                                          98,500        1,216,475
*  JDS Uniphase Corporation                                      65,552          572,269
*  McData Corporation Class A                                    18,500          453,250
*  Metawave Communications
    Corporation                                                   2,200            6,864
*+ Network Appliance, Inc.                                    1,096,049       23,970,592
*+ Nextel Communications,
    Inc. Class A                                                 39,414          431,977
*+ Plantronics, Inc.                                            200,400        5,138,256
*  Qualcomm, Inc.                                               706,241       35,665,170
+  Qwest Communications
    International, Inc.                                          82,203        1,161,528
   Scientific Atlanta, Inc.                                       7,716          184,721
*  Tellabs, Inc.                                                 20,242          302,820
                                                                          --------------
                                                                             101,059,879
                                                                          --------------
COMPUTER SOFTWARE & PROCESSING--8.4%
   Adobe Systems, Inc.                                          177,311        5,505,507
*  Ask Jeeves, Inc.                                               4,300           14,620
   Autodesk, Inc.                                                 2,706          100,853
   Automatic Data Processing,
    Inc.                                                         30,443        1,793,093
*  BMC Software, Inc.                                            12,058          197,389
*  Borland Software
    Corporation                                                  47,200          739,152
*+ Cadence Design
    Systems, Inc.                                               475,800       10,429,536
*  ChoicePoint, Inc.                                             15,900          805,971
*  Citrix Systems, Inc.                                           9,268          210,013
   Computer Associates
    International, Inc.                                          79,638        2,746,715
*  Compuware Corporation                                         31,260          368,555
+  Electronic Data Systems
    Corporation                                                 438,905       30,086,938
   First Data Corporation                                        18,836        1,477,684
*  Fiserv, Inc.                                                 145,441        6,155,063
*  Intuit, Inc.                                                  10,470          447,697
*  Legato Systems, Inc.                                          34,400          446,168
*+ Manugistics Group, Inc.                                       32,500          685,100
*  Mentor Graphics
    Corporation                                                 170,300        4,013,971
*  Mercury Interactive
    Corporation                                                   4,084          138,774
*  Microsoft Corporation                                      1,486,093       98,453,661
*  NCR Corporation                                                4,796          176,781
   NDCHealth Corporation                                         15,100          521,705
*  Novell, Inc.                                                  17,882           82,078
*+ NVIDIA Corporation                                             7,138          477,532
*  Oracle Corporation                                           765,894       10,576,996
*  Parametric Technology
    Corporation                                                  12,962          101,233
*  Peoplesoft, Inc.                                              14,954          601,151
*  Perot Systems Corporation                                      6,000          122,520
*+ Pixar, Inc.                                                  368,800       13,262,048
*  RealNetworks, Inc.                                           350,600        2,082,564
*  Sapient Corporation                                            6,238           48,157
*+ Siebel Systems, Inc.                                       1,191,788       33,346,228
*  Sun Microsystems, Inc.                                       545,646        6,711,446
*+ Synopsys, Inc.                                                 9,000          531,630
*  Tibco Software, Inc.                                           4,300           64,199

                                       130

                                                                 SHARES            VALUE
----------------------------------------------------------------------------------------
   Total System Services, Inc.                                    7,400   $      156,732
*  Unisys Corporation                                            15,755          197,568
*  Veritas Software
    Corporation                                                  19,792          887,275
*  Websense, Inc.                                                 8,700          279,009
                                                                          --------------
                                                                             235,043,312
                                                                          --------------
COMPUTERS & INFORMATION--10.6%
*  Apple Computer, Inc.                                          23,820          521,658
*  Cisco Systems, Inc.                                        2,144,243       38,832,241
   Compaq Computer
    Corporation                                                  83,637          816,297
*  Computer Sciences
    Corporation                                                   8,409          411,873
*  Comverse Technology, Inc.                                    174,258        3,898,151
*  Crossroads Systems, Inc.                                       7,300           32,777
*  Dell Computer Corporation                                  1,726,262       46,919,801
   Diebold, Inc.                                                 25,400        1,027,176
*  Digital Insight Corporation                                      700           15,652
*  EMC Corporation                                              748,488       10,059,679
*+ Ebay, Inc.                                                    74,100        4,957,290
*  Emulex Corporation                                           934,100       36,906,291
*  Gateway, Inc.                                                 15,995          128,600
   Hewlett-Packard Company                                       95,784        1,967,403
   IMS Health, Inc.                                              14,590          284,651
*  InFocus Corporation                                            2,900           63,858
   Intel Corporation                                          2,183,988       68,686,423
   International Business
    Machines Corporation                                        434,451       52,551,193
*  International Game
    Technology                                                  173,530       11,852,099
*+ Jabil Circuit, Inc.                                            9,734          221,156
*+ Juniper Networks, Inc.                                       254,100        4,815,195
*  Lexmark International
    Group, Inc.                                                   6,418          378,662
*+ MTI Technology
    Corporation                                                 198,700          357,660
*  Palm, Inc.                                                    28,044          108,811
   Pitney Bowes, Inc.                                            12,039          452,787
*  Riverstone Networks, Inc.                                      9,400          156,040
*  Sabre Holdings Corporation                                     6,590          279,086
*  Sybase, Inc.                                                 122,500        1,930,600
   Symbol Technologies, Inc.                                    468,516        7,440,034
*+ Yahoo!, Inc.                                                 130,923        2,322,574
                                                                          --------------
                                                                             298,395,718
                                                                          --------------
CONSTRUCTION--0.1%
   Butler Manufacturing
    Company                                                         100            2,770
   Centex Corporation                                             3,000          171,270
+  Clayton Homes, Inc.                                           83,200        1,422,720
+  KB Home                                                        2,484           99,608
*  McDermott International,
    Inc.                                                          3,045           37,362
+  Pulte Corporation                                              2,909          129,945
                                                                          --------------
                                                                               1,863,675
                                                                          --------------
CONTAINERS & PACKAGING--0.1%
   Ball Corporation                                               1,353           95,657
   Bemis Company                                                 31,307        1,539,678
*  Packaging Corporation of
    America                                                      19,900          361,185
*  Pactiv Corporation                                             7,865          139,604
*+ Sealed Air Corporation                                        16,934          691,246
                                                                          --------------
                                                                               2,827,370
                                                                          --------------
COSMETICS & PERSONAL CARE--1.4%
+  Alberto Culver Company
    Class B                                                       2,800       $  125,272
   Avon Products, Inc.                                           11,664          542,376
   Colgate-Palmolive
    Company                                                      87,540        5,055,435
   Ecolab, Inc.                                                 134,412        5,410,083
   Gillette Company                                             159,204        5,317,414
   Procter & Gamble
    Company                                                     287,668       22,763,169
                                                                          --------------
                                                                              39,213,749
                                                                          --------------
DIVERSIFIED--3.1%
   General Electric Company                                   1,400,840       56,145,667
   Hillenbrand Industries,
    Inc.                                                        140,200        7,748,854
   Loews Corporation                                              9,454          523,563
   Minnesota Mining &
    Manufacturing
    Company (3M)                                                 19,358        2,288,309
   Newell Rubbermaid, Inc.                                       13,166          362,987
   PerkinElmer, Inc.                                            110,282        3,862,076
   Temple Inland, Inc.                                            2,436          138,194
   Tyco International Ltd.                                      253,103       14,907,767
                                                                          --------------
                                                                              85,977,417
                                                                          --------------
EDUCATION--0.2%
*  DeVry, Inc.                                                  229,200        6,520,740
                                                                          --------------
ELECTRIC UTILITIES--0.1%
   Allegheny Energy, Inc.                                         6,174          223,622
   Exelon Corporation                                            15,843          758,563
*  Mirant Corporation                                            19,779          316,860
   Progress Energy, Inc.                                         10,800          486,324
   Reliant Energy, Inc.                                          14,720          390,374
   TECO Energy, Inc.                                              6,890          180,794
   Xcel Energy, Inc.                                             17,060          473,244
                                                                          --------------
                                                                               2,829,781
                                                                          --------------
ELECTRICAL EQUIPMENT--0.0%
   Regal-Beloit Corporation                                       4,400           95,920
*  Wilson Greatbatch
    Technologies, Inc.                                            3,900          140,790
                                                                          --------------
                                                                                 236,710
                                                                          --------------
ELECTRONICS--7.8%
*+ ARM Holdings PLC ADR
    (United Kingdom)                                             15,100          235,409
*  ASM Lithography Holdings
    NV (Netherlands)                                            193,200        3,294,060
   AVX Corporation                                               21,000          495,390
*  Adaptec, Inc.                                                  4,300           62,350
*  Advanced Micro Devices,
    Inc.                                                        195,178        3,095,523
*+ Agilent Technologies, Inc.                                    22,743          648,403
*  Altera Corporation                                           188,317        3,996,087
*  American Power
    Conversion Corporation                                      273,854        3,959,929
*  Amphenol Corporation
    Class A                                                       5,300          254,665
*  Analog Devices, Inc.                                         159,561        7,082,913
*  Applied Micro Circuits
    Corporation                                                  14,729          166,732
*+ Atmel Corporation                                            406,063        3,216,019
   Avnet, Inc.                                                   42,891        1,092,434
*+ Broadcom Corporation
    Class A                                                      12,951          529,307
*  Conexant Systems, Inc.                                       151,720        2,178,699
*  Cymer, Inc.                                                    4,300          114,939

                                       131

                                                                 SHARES            VALUE
----------------------------------------------------------------------------------------
*  Cypress Semiconductor
    Corporation                                                 141,720   $    2,824,480
   Emerson Electric Company                                      99,329        5,671,686
*  Flextronics International Ltd.
    (Singapore)                                                 160,800        3,857,592
*  General Motors Corporation
    Class H                                                       8,700          134,415
   Harman International
    Industries, Inc.                                              1,500           67,650
*+ LSI Logic Corporation                                         18,113          285,823
   Linear Technology
    Corporation                                                  96,930        3,784,147
*  Maxim Integrated
    Products, Inc.                                              836,845       43,942,731
*+ Micron Technology, Inc.                                      858,888       26,625,528
   Molex, Inc.                                                    9,662          299,039
   Motorola, Inc.                                               297,390        4,466,798
*  National Semiconductor
    Corporation                                                   8,685          267,411
*+ Novellus System, Inc.                                          7,076          279,148
*  PMC-Sierra, Inc.                                               8,150          173,269
*  Polycom, Inc.                                                 21,700          746,480
*  Power-One, Inc.                                                3,893           40,526
*+ Qlogic Corporation                                         1,027,589       45,737,986
*  Sanmina Corporation                                          193,270        3,846,073
*+ Solectron Corporation                                        491,615        5,545,417
*+ Taiwan Semiconductor
    Manufacturing Company
    Ltd. ADR (Taiwan)                                            18,000          309,060
*  Teradyne, Inc.                                                 8,929          269,120
   Texas Instruments, Inc.                                      200,723        5,620,244
   Thomas & Betts Corporation                                     2,871           60,722
*  Varian Semiconductor
    Equipment Associates, Inc.                                   38,000        1,314,420
*+ Vishay Intertechnology, Inc.                                 127,800        2,492,100
*  Vitesse Semiconductor
    Corporation                                                   9,405          116,904
*  Xilinx, Inc.                                                 753,892       29,439,483
                                                                          --------------
                                                                             218,641,111
                                                                          --------------
ENTERTAINMENT & LEISURE--0.9%
+  Carnival Corporation                                         128,440        3,606,595
*  Harrah's Entertainment, Inc.                                   5,540          205,035
   Hasbro, Inc.                                                   8,529          138,426
   International Speedway
    Corporation Class A                                          91,435        3,575,108
   International Speedway
    Corporation Class B                                          48,100        1,901,393
*+ Isle Of Capri Casinos, Inc.                                    9,900          132,462
*+ MGM Mirage, Inc.                                              49,600        1,431,952
   Mattel, Inc.                                                  21,311          366,549
   Walt Disney Company                                          742,651       15,387,729
                                                                          --------------
                                                                              26,745,249
                                                                          --------------
FINANCIAL SERVICES--6.6%
   A.G. Edwards, Inc.                                           272,200       12,023,074
   American Express Company                                      65,874        2,351,043
   Bear Stearns & Company,
    Inc.                                                          4,647          272,500
*  Certegy, Inc.                                                 34,900        1,194,278
*  Champion Enterprises, Inc.                                   153,700        1,892,047
   Charles Schwab Corporation                                 1,570,725       24,299,116
   Countrywide Credit
    Industries, Inc.                                              6,035          247,254
   Daiwa Securities
    Company Ltd. (Japan)                                        636,000        3,345,042
*+ E*Trade Group, Inc.                                           15,500       $  158,875
   Equity Residential Properties
    Trust REIT                                                   13,370          383,853
   Federal Home Loan
    Mortgage Corporation                                         34,317        2,244,332
   Federal National Mortgage
    Association                                                 491,523       39,076,078
   Franklin Resources, Inc.                                      99,576        3,512,046
+  Goldman Sachs Group,
    Inc. (The)                                                  181,600       16,843,400
   H&R Block, Inc.                                                9,058          404,893
   Investors Financial Services
    Corporation                                                  47,100        3,118,491
   Lehman Brothers, Inc.                                         11,766          785,969
   Merrill Lynch & Company,
    Inc.                                                        213,885       11,147,686
   Moody's Corporation                                            7,702          307,002
   Morgan Stanley Dean Witter
    & Company                                                    91,648        5,126,789
*  Net.B@nk, Inc.                                                 9,000           94,320
   Nomura Securities Company
    Ltd. (Japan)                                                233,000        2,988,085
   Paccar, Inc.                                                  10,989          721,098
   Pacific Century Financial
    Corporation                                                 116,500        3,016,185
   Providian Financial
    Corporation                                                  14,032           49,814
   SEI Investment Company                                       160,240        7,228,426
   Stillwell Financial Inc.                                   1,045,728       28,464,716
   T. Rowe Price Group, Inc.                                    128,095        4,448,739
   US Bancorp                                                    96,320        2,015,978
+  USA Education, Inc.                                           95,240        8,002,065
   Worthington Industries, Inc.                                   4,216           59,867
                                                                          --------------
                                                                             185,823,061
                                                                          --------------
FOOD RETAILERS--0.1%
   Albertson's, Inc.                                             45,949        1,446,934
*  Great Atlantic & Pacific Tea
    Company                                                      24,000          570,720
*  Panera Bread Company                                           7,100          369,484
   Sanderson Farms, Inc.                                         10,400          222,040
+  Winn Dixie, Inc.                                               6,940           98,895
                                                                          --------------
                                                                               2,708,073
                                                                          --------------
FOREST PRODUCTS & PAPER--0.4%
   Boise Cascade Corporation                                      2,865           97,439
+  Georgia-Pacific Group                                         35,244          973,087
   International Paper
    Company                                                      23,796          960,169
   Kimberly-Clark Corporation                                   127,728        7,638,134
   Mead Corporation                                               4,902          151,423
   Schweitzer-Mauduit
    International, Inc.                                          19,900          472,625
*  Smurfit-Stone Container
    Corporation                                                  42,300          675,531
   Westvaco Corporation                                           5,051          143,701
   Weyerhauser Company                                           10,677          577,412
+  Willamette Industries, Inc.                                    5,425          282,751
                                                                          --------------
                                                                              11,972,272
                                                                          --------------
HEALTH CARE PROVIDERS--1.1%
*+ AdvancePCS                                                     7,800          228,930
*  CorVel Corporation                                               500           16,375
*  Cross Country, Inc.                                            1,900           50,350
*  DIANON Systems, Inc.                                          17,722        1,077,498
   HCA - The Healthcare
    Company                                                      58,528        2,255,669

                                       132

                                                                 SHARES            VALUE
----------------------------------------------------------------------------------------
*+ Health Management
    Associates, Inc.                                            252,105   $    4,638,732
*  Healthsouth Corporation                                       19,369          287,049
*  IDEXX Laboratories, Inc.                                       6,400          182,464
*  Lincare Holdings, Inc.                                         9,200          263,580
*  Manor Care, Inc.                                               5,054          119,830
*+ Pediatrix Medical Group, Inc.                                  8,000          271,360
*+ Sunrise Assisted Living, Inc.                                  2,600           75,686
*  Tenet Healthcare Corporation                                 196,970       11,566,078
*  Trigon Healthcare, Inc.                                       34,600        2,402,970
   UnitedHealth Group, Inc.                                      96,793        6,850,041
                                                                          --------------
                                                                              30,286,612
                                                                          --------------
HEAVY MACHINERY--2.4%
*  Applied Materials, Inc.                                      834,406       33,459,681
   Baker Hughes, Inc.                                            16,583          604,782
   Black & Decker Corporation                                     3,939          148,618
   Caterpillar, Inc.                                             16,947          885,481
   Cummins Engine Company,
    Inc.                                                          2,039           78,583
   Deere & Company                                               11,593          506,150
   Dover Corporation                                              9,993          370,441
   Eaton Corporation                                              3,422          254,631
*  Gehl Company                                                   5,200           77,480
   Grainger WW, Inc.                                              8,919          428,112
   Ingersoll Rand Company                                         8,294          346,772
*+ Kulicke & Soffa Industries,
    Inc.                                                          7,700          132,055
   Lindsay Manufacturing
    Company                                                       1,900           36,765
*  Osmonics, Inc.                                                44,800          628,096
   Pall Corporation                                               6,030          145,082
   Parker-Hannifin Corporation                                    5,790          265,819
   Rockwell International
    Corporation                                                   9,074          162,062
   Stanley Works                                                581,514       27,081,107
   United Technologies
    Corporation                                                  23,133        1,495,086
                                                                          --------------
                                                                              67,106,803
                                                                          --------------
HOME FURNISHINGS & APPLIANCES--0.1%
+  Corning, Inc.                                                 46,694          416,510
+  Ethan Allen Interiors, Inc.                                   32,100        1,335,039
*  Furniture Brands
    International, Inc.                                           3,300          105,666
   Leggett & Platt, Inc.                                          9,701          223,123
   Maytag Corporation                                            18,490          573,745
   Walter Industries, Inc.                                       12,600          142,506
   Whirlpool Corporation                                          3,304          242,282
                                                                          --------------
                                                                               3,038,871
                                                                          --------------
HOUSEHOLD PRODUCTS--0.3%
*  DuPont Photomasks, Inc.                                       25,900        1,125,355
   Fortune Brands, Inc.                                           7,336          290,432
+  Illinois Tool Works, Inc.                                     80,043        5,420,512
   PPG Industries, Inc.                                           8,313          429,948
   Snap-On, Inc.                                                  2,859           96,234
                                                                          --------------
                                                                               7,362,481
                                                                          --------------
INSURANCE--6.3%
   AFLAC Corporation                                            174,381        4,282,797
   Aetna, Inc.                                                    7,077          233,470
   Allstate Corporation                                          35,204        1,186,375
   Ambac Financial Group, Inc.                                    5,210          301,451
   American International
    Group, Inc.                                                 826,635       65,634,819
   Aon Corporation                                               13,292          472,132
   Chubb Corporation                                              8,383          578,427
   Cigna Corporation                                              7,141          661,614
   Cincinnati Financial
    Corporation                                                   7,975          304,246
*+ Conseco, Inc.                                                 17,020           75,909
   Hartford Financial Services
    Group                                                        80,605        5,064,412
*  Humana, Inc.                                                   8,329           98,199
   Jefferson Pilot Corporation                                    7,428          343,694
   John Hancock Financial
    Services, Inc.                                               14,746          609,010
   Lincoln National Corporation                                   9,354          454,324
   MBIA, Inc.                                                     7,328          393,001
   MGIC Investment
    Corporation                                                   5,292          326,622
   Marsh & McLennan
    Companies, Inc.                                              13,560        1,457,022
+  Metlife, Inc.                                                 35,784        1,133,637
   Progressive Corporation                                      617,919       92,255,307
   St. Paul Companies, Inc.                                      10,240          450,253
   Torchmark Corporation                                          6,131          241,132
   Unumprovident Corporation                                     11,951          316,821
*  Wellpoint Health Networks                                      3,148          367,844
   White Mountains Insurance
    Group, Inc.                                                   1,400          487,200
+  XL Capital Ltd. Class A
    (Bermuda)                                                     6,550          598,408
                                                                          --------------
                                                                             178,328,126
                                                                          --------------
LODGING--0.1%
*  Aztar Corporation                                              4,000           73,200
   Hilton Hotels Corporation                                     18,233          199,104
*+ Mandalay Resort Group                                        137,200        2,936,080
   Marriott International
    Class A                                                      11,898          483,654
   Starwood Hotels &
    Resorts Worldwide,
    Inc. REIT                                                     9,763          291,426
                                                                          --------------
                                                                               3,983,464
                                                                          --------------
MEDIA-BROADCASTING & PUBLISHING--1.7%
+  American Greetings
    Corporation                                                   3,135           43,200
*+ American Tower Corporation                                    36,300          343,761
*  AOL Time Warner, Inc.                                        218,554        7,015,559
*  Clear Channel
    Communications                                               29,507        1,502,201
*  Comcast Corporation Class A                                   46,653        1,679,508
+  Dow Jones & Company, Inc.                                      4,193          229,483
   E.W. Scripps Company (The)                                     5,850          386,100
*  Entercom Communications
    Corporation                                                     600           30,000
   Gannett Company, Inc.                                        378,376       25,438,218
   Knight Ridder, Inc.                                            4,152          269,589
   McGraw-Hill Companies, Inc.                                    9,544          581,993
   Media General, Inc.                                              300           14,949
   Meredith Corporation                                           2,435           86,808
   New York Times Company                                         7,485          323,726
*  R.H. Donelley Corporation                                        600           17,430
   Tribune Company                                              102,008        3,818,159
*+ Univision Communications,
    Inc.                                                         10,373          419,692
*  Viacom, Inc. Class B                                         119,754        5,287,139
   Wiley John & Sons, Inc.
    Class A                                                      12,100          278,663
                                                                          --------------
                                                                              47,766,178
                                                                          --------------

                                       133

----------------------------------------------------------------------------------------
                                                                 SHARES            VALUE
----------------------------------------------------------------------------------------
MEDICAL EQUIPMENT & SUPPLIES--3.7%
*  Advanced Neuromodulation
    Systems, Inc.                                                 8,200   $      289,050
*  Align Technology, Inc.                                        17,300           77,850
   Allergan, Inc.                                                45,377        3,405,544
+  Applera Corporation - Applied
    Biosystems Group                                            112,064        4,400,753
*  Applera Corporation - Celera
    Genomics Group                                                5,000          133,450
   Bard C.R., Inc.                                                6,323          407,833
   Bausch & Lomb, Inc.                                            2,647           99,686
   Baxter International, Inc.                                    29,147        1,563,154
   Becton Dickinson &
    Company                                                      12,765          423,160
   Biomet, Inc.                                                  13,312          411,341
*  Boston Scientific
    Corporation                                                 320,714        7,735,622
*+ Cholestech Corporation                                           400            7,924
*  Conmed Corporation                                             1,500           29,940
   Datascope Corporation                                          4,800          162,816
   Dentsply International, Inc.                                 108,500        5,446,700
   Diagnostic Products
    Corporation                                                  15,200          668,040
*  Guidant Corporation                                           54,905        2,734,269
*  ICU Medical, Inc.                                                900           40,050
*  Inamed Corporation                                             2,200           66,154
   Johnson & Johnson                                            524,147       30,977,088
*+ KLA-Tencor Corporation                                         9,150          453,474
*  Kensey Nash Corporation                                        4,500           81,000
*  Lifecore Biomedical, Inc.                                      4,300           47,902
   Medtronics, Inc.                                             612,772       31,380,054
   Mentor Corporation                                             4,700          134,232
*  Patterson Dental Company                                      26,000        1,064,180
*  Quest Diagnostics, Inc.                                        8,700          623,877
*+ Service Corporation
    International                                               179,800          897,202
   Smith & Nephew PLC
    (United Kingdom)                                             18,700          113,299
*  St. Jude Medical, Inc.                                         4,298          333,740
   Stryker Corporation                                           53,107        3,099,856
*  SurModics, Inc.                                                5,700          207,822
*  Tektronix, Inc.                                                4,542          117,093
*  Thermo Electron
    Corporation                                                   8,778          209,443
*  Varian Medical Systems,
    Inc.                                                         68,900        4,909,814
   Vital Signs, Inc.                                              6,100          212,890
*  Waters Corporation                                            19,255          746,131
*  Zimmer Holdings, Inc.                                         24,969          762,553
                                                                          --------------
                                                                             104,474,986
                                                                          --------------
METALS & MINING--0.4%
*  Alcan Aluminum Ltd.
    (Canada)                                                     15,842          569,203
   Alcoa, Inc.                                                   41,932        1,490,683
   Allegheny Technologies, Inc.                                   3,963           66,380
+  Barrick Gold Corporation
    (Canada)                                                     26,464          422,101
   Cooper Industries, Inc.                                        4,625          161,505
   Crane Company                                                  2,946           75,535
+  Danaher Corporation                                           72,956        4,399,976
*+ Freeport-McMoRan Copper
    & Gold, Inc.                                                  7,108           95,176
*  Inco Ltd. (Canada)                                             8,979          152,104
   Masco Corporation                                             80,258        1,966,321
+  Newmont Mining Corporation                                     9,679        $ 184,966
   Nucor Corporation                                              3,840          203,366
   Phelps Dodge Corporation                                       3,886          125,906
   Placer Dome, Inc. (Canada)                                    16,211          176,862
*  Silgan Holdings, Inc.                                          2,000           52,320
   USX US Steel Group, Inc.                                       4,404           79,756
                                                                          --------------
                                                                              10,222,160
                                                                          --------------
OFFICE EQUIPMENT & SUPPLIES--0.1%
   Ikon Office Solutions, Inc.                                    4,100           47,929
   Wallace Computer Services,
    Inc.                                                         88,400        1,678,716
+  Xerox Corporation                                             35,548          370,410
                                                                          --------------
                                                                               2,097,055
                                                                          --------------
OIL & GAS--3.9%
   Amerada Hess Corporation                                       4,379          273,687
   Anadarko Petroleum
    Corporation                                                  78,182        4,444,647
   Apache Corporation                                             6,768          337,603
   Ashland, Inc.                                                  3,409          157,087
   Burlington Resources, Inc.                                     9,912          372,096
*  Cal Dive International, Inc.                                 123,300        3,043,044
   ChevronTexaco Corporation                                     52,670        4,719,759
   Conoco, Inc.                                                  30,881          873,932
   Devon Energy Corporation                                       6,222          240,480
+  Dynegy, Inc.                                                  17,326          441,813
+  EOG Resources, Inc.                                           99,202        3,879,790
   El Paso Corporation                                           25,195        1,123,949
   Ensco International, Inc.                                    583,900       14,509,915
   Exxon Mobil Corporation                                      337,734       13,272,946
   Global Santa Fe
    Corporation                                                 458,232       13,068,777
*  Grey Wolf, Inc.                                               26,100           77,517
   Kerr-McGee Corporation                                         4,946          271,041
   KeySpan Corporation                                            6,867          237,942
   Kinder Morgan, Inc.                                            5,511          306,908
*+ Nabors Industries, Inc.                                      119,755        4,111,189
*  Newfield Exploration
    Company                                                       6,400          227,264
   Nicor, Inc.                                                    2,211           92,066
*+ Noble Drilling Corporation                                    80,230        2,731,029
   Peoples Energy Corporation                                     1,748           66,302
+  Phillips Petroleum Company                                   143,025        8,618,687
*  Pride International, Inc.                                     65,800          993,580
*  Rowan Companies, Inc.                                          4,628           89,644
   Royal Dutch Petroleum
    Company (Netherlands)                                       104,867        5,140,580
   Schlumberger Ltd.                                            155,525        8,546,099
   Sempra Energy                                                 10,230          251,147
*  Smith International, Inc.                                    212,400       11,388,888
   Suncor Energy, Inc.
    (Canada)                                                     17,200          565,988
   Sunoco, Inc.                                                   3,881          144,917
   Transocean Sedco Forex,
    Inc.                                                         51,839        1,753,195
   USX Marathon Group                                            15,276          458,280
   Unocal Corporation                                            12,046          434,499
*  Varco International, Inc.                                     46,100          690,578
   Williams Companies, Inc.                                      25,445          649,356
                                                                          --------------
                                                                             108,606,221
                                                                          --------------
PHARMACEUTICALS--9.0%
   Abbott Laboratories                                           76,650        4,273,238
   American Home Products
    Corporation                                                 450,734       27,657,038
   AmerisourceBergen
    Corporation                                                   5,080          322,834

                                      134

----------------------------------------------------------------------------------------
                                                                 SHARES            VALUE
----------------------------------------------------------------------------------------
*  Amgen, Inc.                                                  571,320   $   32,245,301
*  Biogen, Inc.                                                 360,302       20,663,320
   Bristol-Myers Squibb
    Company                                                     182,229        9,293,679
   Cardinal Health, Inc.                                        117,512        7,598,326
   Eli Lilly & Company                                          264,705       20,789,931
*  Forest Laboratories, Inc.                                      8,786          720,013
*  Genentech, Inc.                                              611,000       33,146,750
*  Genzyme Corporation                                           10,476          627,093
*  Immunex Corporation                                           26,890          745,122
*  Isolyser Company, Inc.                                           600            1,530
*  King Pharmaceuticals, Inc.                                    12,127          510,911
*  Matritech, Inc.                                               14,500           41,289
   McKesson HBOC, Inc.                                          565,219       21,139,191
*  MedImmune, Inc.                                               10,568          489,827
   Merck & Company, Inc.                                        269,508       15,847,070
   Millipore Corporation                                          2,357          143,070
   Mylan Laboratories, Inc.                                     107,500        4,031,250
*  Ortec International, Inc.                                     22,400          129,920
   Pfizer, Inc.                                               1,001,341       39,903,439
   Pharmacia Corporation                                         63,662        2,715,184
   Schering-Plough
    Corporation                                                 309,186       11,071,951
   Sigma Aldrich Corporation                                      3,622          142,743
*  Watson Pharmaceutical,
    Inc.                                                          5,257          165,017
                                                                          --------------
                                                                             254,415,037
                                                                          --------------
PHOTOGRAPHIC EQUIPMENT & SUPPLIES--0.1%
+  Eastman Kodak Company                                        105,364        3,100,863
                                                                          --------------
REAL ESTATE--0.0%
*  Corrections Corporation of
    America                                                       6,590          122,310
   Equity Office Properties
    Trust REIT                                                   20,457          615,347
                                                                          --------------
                                                                                 737,657
                                                                          --------------
RESTAURANTS--0.8%
*  Brinker International, Inc.                                   80,050        2,382,288
*  CKE Restaurants, Inc.                                         12,100          109,505
*  California Pizza Kitchen, Inc.                                82,100        2,031,975
   CBRL Group, Inc.                                               3,900          114,816
*+ Cheesecake Factory, Inc.                                     328,600       11,425,422
   Darden Restaurants, Inc.                                       5,754          203,692
   Landry's Seafood
    Restaurants, Inc.                                             4,700           87,655
   Lone Star Steakhouse &
    Saloon, Inc.                                                  9,500          140,885
   McDonald's Corporation                                        63,466        1,679,945
*  Outback Steakhouse, Inc.                                       9,700          332,225
*+ P.F. Chang's China
    Bistro, Inc.                                                 22,600        1,068,980
*  Quality Dining, Inc.                                          39,300           86,460
*+ Sonic Corporation                                             12,000          432,000
*  Starbucks Corporation                                         18,825          358,616
*  Tricon Global Restaurants,
    Inc.                                                          7,201          354,289
   Wendy's International, Inc.                                   17,963          523,981
                                                                          --------------
                                                                              21,332,734
                                                                          --------------
RETAILERS--5.5%
   Advanced Marketing
    Services, Inc.                                               10,300          187,975
*+ Autozone, Inc.                                               107,823        7,741,691
*  Bed Bath & Beyond, Inc.                                       14,320          485,448
*  Best Buy Company, Inc.                                        89,811        6,689,123
   Big Lots, Inc.                                                 5,620           58,448
   CVS Corporation                                               19,294          571,102
+  Circuit City Stores                                           10,285          266,896
*  Copart, Inc.                                                  21,500          781,955
*  Costco Wholesale
    Corporation                                                 103,627        4,598,966
+  Dillards, Inc. Class A                                        69,833        1,117,328
   Dollar General                                                16,323          243,213
   Family Dollar Stores, Inc.                                     8,511          255,160
*  Federated Department
    Stores                                                        9,513          389,082
*  Foot Locker, Inc.                                            148,300        2,320,895
+  Gap, Inc.                                                    329,281        4,590,177
+  J.C. Penney Company, Inc.                                     69,025        1,856,773
*+ K Mart Corporation                                           243,908        1,331,738
*  Kohls Corporation                                            105,238        7,412,965
   Limited, Inc.                                                 21,161          311,490
   May Department Stores
    Company                                                      14,772          546,269
*  Michaels Stores, Inc.                                         29,200          962,140
   Nordstrom, Inc.                                                6,636          134,246
*  Office Depot, Inc.                                            15,156          280,992
   Pier 1 Imports, Inc.                                           4,300           74,562
+  RadioShack Corporation                                         8,850          266,385
*+ Rite Aid Corporation                                         186,800          945,208
*  Safeway, Inc.                                                171,980        7,180,165
*  Saks, Inc.                                                     2,600           24,284
*  SCP Pool Corporation                                           8,000          219,600
+  Sears Roebuck & Company                                      159,927        7,618,922
   Sherwin Williams Company                                       7,625          209,688
*  Staples, Inc.                                                115,391        2,157,812
   Stride Rite Corporation                                      263,100        1,723,305
   TJX Companies, Inc.                                          150,266        5,989,603
   Target Corporation                                            44,573        1,829,722
*  The Sports Authority, Inc.                                     8,600           49,020
   Tiffany & Company                                            163,312        5,139,429
*  Toys `R' Us, Inc.                                              9,802          203,293
   Walgreen Company                                             243,158        8,184,698
   Wal-Mart Stores, Inc.                                      1,194,858       68,764,078
                                                                          --------------
                                                                             153,713,846
                                                                          --------------
TELECOMMUNICATIONS--2.1%
   AT&T Corporation                                             174,682        3,168,731
   Alltel Corporation                                           116,926        7,217,842
*  Amdocs Ltd.                                                   75,900        2,578,323
*+ AT&T Wireless
    Services, Inc.                                              124,930        1,795,244
   BellSouth Corporation                                        126,271        4,817,239
   Centurytel, Inc.                                               6,967          228,518
*  Ciena Corporation                                             47,354          677,636
*+ Citizens Communications
    Company                                                      13,828          147,406
*+ Finisar Corporation                                           16,100          163,737
+  Lucent Technologies, Inc.                                    211,466        1,330,121
   Nokia Corporation ADR
    (Finland)                                                   293,400        7,197,102
+  Nortel Networks Corporation
    (Canada)                                                    158,031        1,185,233
   SBC Communications, Inc.                                     334,269       13,093,317
   Sprint Corporation
    (FON Group)                                                  43,798          879,464
*+ Sprint Corporation
    (PCS Group)                                                  48,666        1,187,937
   Verizon Communications                                       270,779       12,851,171
*  WorldCom, Inc.                                               145,619        2,050,316
                                                                          --------------
                                                                              60,569,337
                                                                          --------------

                                       135

                                                                 SHARES            VALUE
----------------------------------------------------------------------------------------
TEXTILES, CLOTHING & FABRICS--0.2%
*  Columbia Sportswear Company                                   19,000   $      632,700
*  Jones Apparel Group, Inc.                                      6,194          205,455
   K-Swiss, Inc. Class A                                          2,700           89,775
   Liz Claiborne, Inc.                                            2,597          129,201
   Nike, Inc. Class B                                            33,363        1,876,335
*  Oakley, Inc.                                                  14,700          239,022
   OshKosh B'Gosh, Inc. Class A                                   1,600           67,104
*  Polo Ralph Lauren Corporation                                 10,500          280,980
*  Quicksilver, Inc.                                             37,300          641,560
*+ Reebok International Ltd.                                      2,908           77,062
   Russell Corporation                                           10,600          159,106
*  Tommy Hilfiger Corporation                                    21,900          301,125
   VF Corporation                                                 5,479          213,736
                                                                          --------------
                                                                               4,913,161
                                                                          --------------
TRANSPORTATION--0.4%
   Alexander & Baldwin, Inc.                                    145,700        3,890,190
   Arctic Cat, Inc.                                               5,500           93,500
   Brunswick Corporation                                         30,232          657,848
   Burlington Northern Santa Fe                                  19,091          544,666
   C.H. Robinson Worldwide, Inc.                                 10,000          289,150
   CSX Corporation                                               10,524          368,866
*  FedEx Corporation                                             14,719          763,622
+  Fleetwood Enterprises, Inc.                                  123,000        1,393,590
*  Heartland Express, Inc.                                       12,525          347,819
*  J.B. Hunt Transport Services,
    Inc.                                                         26,700          619,440
*  Landstar System, Inc.                                          6,200          449,562
   Norfolk Southern Corporation                                  19,034          348,893
   Polaris Industries, Inc.                                       6,600          381,150
*+ Swift Transportation Company,
    Inc.                                                         29,510          634,760
+  Union Pacific Corporation                                     12,264          699,048
                                                                          --------------
                                                                              11,482,104
                                                                          --------------
UTILITIES--0.9%
*  AES Corporation                                               26,318          430,299
   Ameren Corporation                                             6,795          287,429
   American Electric Power, Inc.                                 15,910          692,562
+  CMS Energy Corporation                                         6,566          157,781
*+ Calpine Corporation                                          469,974        7,890,863
   Cinergy Corporation                                            7,856          262,626
   Consolidated Edison, Inc.                                     10,479          422,932
   Constellation Energy Group                                     8,083          214,604
   DTE Energy Company                                             8,031          336,820
   Dominion Resources, Inc.                                      12,986          780,459
   Duke Energy Corporation                                      218,220        8,567,317
*  Edison International                                          16,086          242,899
   Entergy Corporation                                           10,913          426,807
   FPL Group, Inc.                                                8,683          489,721
   Firstenergy Corporation                                       14,694          513,996
*  Ionics, Inc.                                                  58,700        1,762,761
*  Niagara Mohawk Holdings, Inc.                                  7,911          140,262
   NiSource, Inc.                                                10,210          235,443
*  PG&E Corporation                                              19,120          367,869
   PPL Corporation                                                7,231          252,000
   Pinnacle West Capital Corporation                              4,179          174,891
   Public Service Enterprise
    Group, Inc.                                                  10,243          432,152
   Southern Company                                              34,320          870,012
+  TXU Corporation                                               13,089          617,146
                                                                          --------------
                                                                              26,569,651
                                                                          --------------
TOTAL COMMON STOCKS
    (Cost $2,857,544,681)                                                  2,726,014,936
                                                                          --------------

----------------------------------------------------------------------------------------
  COUPON       MATURITY
   RATE          DATE                                              FACE            VALUE
----------------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS--0.0%
----------------------------------------------------------------------------------------
U.S. TREASURY BILLS--0.0%
** U.S. Treasury Bill
    1.685%     03/28/2002
    (Cost $99,597)                                           $  100,000           99,598
                                                                          --------------
----------------------------------------------------------------------------------------
CASH EQUIVALENTS--9.4%
----------------------------------------------------------------------------------------
INSTITUTIONAL MONEY MARKET FUNDS -- 0.3%
++ Merrimac Money Market Fund
   2.144%      01/02/2002                                     7,811,660        7,811,660
                                                                          --------------
BANK & CERTIFICATE DEPOSITS/
  OFFSHORE TIME DEPOSITS--5.2%
++ American Express Centurion Bank
    1.890%     01/22/2002                                     8,876,887        8,876,887
++ Bank of Nova Scotia
    2.040%     02/15/2002                                     7,101,510        7,101,510
++ Bank of Nova Scotia
    1.860%     01/28/2002                                    19,529,153       19,529,153
++ Bayerische Hypovereinsbank
    1.920%     02/05/2002                                     3,550,755        3,550,755
++ Bayerische Hypovereinsbank
    1.810%     03/18/2002                                     8,876,887        8,876,887
++ BNP Paribas
    1.840%     01/09/2002                                    19,529,153       19,529,153
++  Credit Agricole
    1.700%     01/07/2002                                    42,609,062       42,609,062
++  Royal Bank of Canada
    1.688%     01/07/2002                                    23,079,909       23,079,909
++  Royal Bank of Scotland PLC
    1.805%     03/27/2002                                    10,652,265       10,652,265
++  Toronto Dominion Bank
    2.040%     01/22/2002                                     3,550,755        3,550,755
                                                                          --------------
                                                                             147,356,336
                                                                          --------------
FLOATING RATE INSTRUMENTS/
  MASTER NOTES--3.9%
++  CS First Boston
    1.915%     01/02/2002                                    46,159,819       46,159,819
++  Doroda
    1.966%     01/07/2002                                     3,550,755        3,550,755
++  Fleet National Bank
    1.945%     04/30/2002                                     7,199,974        7,199,974
++  Goldman Sachs & Co
    2.010%     03/21/2002                                     8,876,889        8,876,889
++  Merrill Lynch
    1.640%     11/26/2002                                     3,550,755        3,550,755
++  Merrill Lynch
    1.620%     04/05/2002                                    10,652,265       10,652,265
++  Morgan Stanley Dean
    Witter & Co
    1.925%     06/28/2002                                    17,753,776       17,753,776
++  Morgan Stanley Dean
    Witter & Co
    1.610%     05/09/2002                                     5,326,134        5,326,134
++  U.S. Bank
    1.590%     11/06/2002                                     5,326,134        5,326,134
                                                                          --------------
                                                                             108,396,501
                                                                          --------------
TOTAL CASH EQUIVALENTS
    (Cost $263,564,497)                                                      263,564,497
                                                                          --------------

                                       136

                                                                   FACE            VALUE
----------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS--2.8%
----------------------------------------------------------------------------------------
IBT Repurchase Agreement
    dated 12/31/2001 due
    01/02/2002, with a maturity
    value of $80,758,140 and
    an effective yield of 0.95%
    collateralized by U.S.
    Government Obligations with
    rates ranging from 2.50% to
    7.04%, maturity dates
    ranging from 06/15/2011 to
    12/15/2031 and
    an aggregate market
    value of $84,795,473.                                  $ 80,753,878   $   80,753,878
                                                                          --------------
TOTAL INVESTMENTS--109.2%
   (Cost $3,201,962,654)                                                   3,070,432,909
Other assets less liabilities--(9.2%)                                       (259,886,911)
                                                                          --------------
NET ASSETS--100.0%                                                        $2,810,545,998
                                                                          ==============

NOTES TO THE SCHEDULE OF INVESTMENTS:
ADR  American Depositary Receipt
REIT Real Estate Investment Trust
*    Non-income producing security.
+    Denotes all or a portion of security on loan (Note 6).
** Security has been pledged as collateral for futures contracts.
++ Represents collateral received from securities lending transactions.

                 See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2001


--------------------------------------------------------------------------------
VANTAGEPOINT AGGRESSIVE
OPPURTUNITIES FUND                                               SHARES            VALUE
----------------------------------------------------------------------------------------
COMMON STOCKS--94.2%
----------------------------------------------------------------------------------------
ADVERTISING--0.2%
*  Catalina Marketing
    Corporation                                                   9,740   $      337,978
*  DST Systems, Inc.                                             23,515        1,172,223
*  Ventiv Health, Inc.                                          116,800          427,488
                                                                          --------------
                                                                               1,937,689
                                                                          --------------
AEROSPACE & DEFENSE--0.1%
*+ United Defense Industries,
    Inc.                                                         29,930          630,026
                                                                          --------------
BEVERAGES, FOOD & TOBACCO--0.5%
*  Del Monte Foods Company                                       82,240          699,862
*  Kroger Company                                                94,400        1,970,128
*  Peet's Coffee & Tea, Inc.                                     45,500          513,240
   Tootsie Roll Industries, Inc.                                 16,206          633,330
                                                                          --------------
                                                                               3,816,560
                                                                          --------------
BIO-TECHNOLOGY--1.4%
*+ Invitrogen Corporartion                                      172,000       10,651,960
*  Lexicon Genetics, Inc.                                        55,100          635,854
*  VISX, Inc.                                                     8,470          112,227
                                                                          --------------
                                                                              11,400,041
                                                                          --------------
COMMERCIAL SERVICES--6.5%
*  Administaff, Inc.                                             93,900        2,573,799
*  Advisory Board Company
    (The)                                                        27,900          772,830
*+ Affiliated Computer Services,
    Inc. Class A                                                 24,920        2,644,760
*  ARAMARK Corporation                                           19,360          520,784
*  Arbitron, Inc.                                                13,363          456,346
*  BISYS Group, Inc.                                            145,925        9,337,741
*  Bright Horizons, Inc.                                         22,110          618,859
*+ Concord EFS, Inc.                                            113,490        3,720,202
*+ Corporate Executive Board
    Company                                                     117,800        4,323,260
*+ Cytyc Corporation                                            203,300        5,306,130
*  DiamondCluster International,
    Inc.                                                          7,400           96,940
*  eLoyalty Corporation                                           5,373           28,531
*  Forrester Research, Inc.                                       1,500           30,210
*  Gartner Group, Inc. Class A                                   32,805          383,490
   Global Payments, Inc.                                         65,490        2,252,856
*+ Hotel Reservations Network,
    Inc.                                                         18,800          864,800
*  KPMG Consulting, Inc.                                         42,100          697,597
*  MemberWorks, Inc.                                              6,905           96,739
*  Modis Professional Services,
    Inc.                                                         60,890          434,755
*  Myriad Genetics, Inc.                                         10,400          547,456
*  National Processing, Inc.                                     31,915        1,037,237
*+ Overture Services, Inc.                                      198,500        7,032,855
   Paychex, Inc.                                                 92,075        3,208,814
*  ProBusiness Services, Inc.                                    28,495          535,706
   Regis Corporation                                             37,325          962,238
*  Resources Connection, Inc.                                    18,200          479,206
*  Robert Half International,
    Inc.                                                         35,000          934,500
*  Spherion Corporation                                          48,645          474,775
*  WebMD Corporation                                            260,015        1,835,706
*  Weight Watchers
    International, Inc.                                           9,800          331,436
*  Wind River Systems, Inc.                                      30,215          541,151
                                                                          --------------
                                                                              53,081,709
                                                                          --------------
COMMUNICATIONS--4.0%
*  Advanced Fiber
    Communications, Inc.                                        266,250        4,704,637
*  Cable Design Technologies
    Corporation                                                 110,955        1,517,864
*+ Inet Technologies, Inc.                                       88,250          932,802
*  Marvell Technology Group
    Ltd. (Bermuda)                                                1,918           68,703
*  McData Corporation Class A                                    32,300          791,350
*  Network Appliance, Inc.                                      114,000        2,493,180
*+ Openwave Systems, Inc.                                       388,363        3,802,074
*+ Research In Motion Ltd.
    (Canada)                                                    310,800        7,372,176
*+ SBA Communications
    Corporation                                                 123,000        1,601,460
*+ Webex Communications,
    Inc.                                                        100,000        2,485,000
*  Western Wireless
    Corporation Class A                                         244,800        6,915,600
                                                                          --------------
                                                                              32,684,846
                                                                          --------------
COMPUTER SOFTWARE & PROCESSING--14.2%
   Adobe Systems, Inc.                                            1,100           34,155
*  Agile Software Corporation                                    66,100        1,138,242
*+ Akamai Technologies, Inc.                                    203,700        1,209,978
*  Aspen Technologies, Inc.                                      60,925        1,023,540
*  Aware, Inc.                                                   38,530          319,799
*  BEA Systems, Inc.                                             45,800          705,320
*  Braun Consulting, Inc.                                        38,710          137,420
*  CNET Networks, Inc.                                          231,240        2,074,223
*+ CSG Systems International,
    Inc.                                                        292,350       11,825,557
*  Ceridian Corporation                                          36,565          685,594
*+ CheckFree Corporation                                        360,280        6,485,040
*  Citrix Systems, Inc.                                         145,600        3,299,296
*  Covansys Corporation                                          30,950          277,002
*  Cysive, Inc.                                                  33,840           95,090
*  Dendrite International,
    Inc.                                                         97,520        1,368,206
*  Digex, Inc.                                                   36,000          107,640
*  Docent, Inc.                                                  62,400          197,808
*  DSP Group, Inc.                                               47,850        1,112,991
*  E. Piphany, Inc.                                              18,300          159,393
*  ePresence, Inc.                                               42,340          177,405
*  Fiserv, Inc.                                                  17,062          722,064
*+ HNC Software, Inc.                                           221,630        4,565,578
*  Hyperion Solutions
    Corporation                                                  94,430        1,875,380
*  i2 Technologies, Inc.                                         24,700          195,130
*  Informatica Corporation                                      123,800        1,796,338
*  Intercept Group, Inc.                                          3,000          122,700
*+ Internet Security Systems
    Inc.                                                         56,800        1,821,008
*  Interwoven, Inc.                                             225,800        2,199,292
*  Intuit, Inc.                                                 116,300        4,972,988
*  J.D. Edwards & Company                                        18,400          302,680
*  JDA Software Group, Inc.                                      31,250          698,437
   Jack Henry & Associates,
    Inc.                                                         21,300          465,192
*  Liberate Technologies, Inc.                                  175,300        2,012,444
*+ Manugistics Group, Inc.                                       62,500        1,317,500
*  Mercury Interactive
    Corporation                                                  45,100        1,532,498
*  Metasolv, Inc.                                                68,405          536,979
*+ Micromuse, Inc.                                              140,500        2,107,500
   NDCHealth Corporation                                         54,235        1,873,819
*+ Netegrity, Inc.                                               63,575        1,230,812

                                       138

                                                                 SHARES            VALUE
----------------------------------------------------------------------------------------
*+ Numerical Technologies, Inc.                                  34,550   $    1,216,160
*  Peregrine Systems, Inc.                                      520,765        7,722,945
*+ Quest Software, Inc.                                          93,900        2,076,129
*+ RSA Security, Inc.                                            37,345          652,044
*  Raindance Communications, Inc.                                51,000          291,210
*  Retek, Inc.                                                  158,251        4,726,957
*  Sapient Corporation                                          133,100        1,027,532
*+ SeeBeyond Technology
    Corporation                                                  77,100          747,870
*  Selectica, Inc.                                              111,300          673,365
*+ Siebel Systems, Inc.                                         335,000        9,373,300
*  Simpex Solutions, Inc.                                           800           13,240
*+ SmartForce PLC ADR (Ireland)                                 136,605        3,380,974
*  Sonus Networks, Inc.                                         147,200          680,064
*  Sungard Data Systems, Inc.                                   262,800        7,602,804
*+ Symantec Corporation                                          77,200        5,120,676
*  Technology Solutions
    Company                                                     112,650          250,083
*  Tibco Software, Inc.                                         189,050        2,822,516
*  Vastera, Inc.                                                 11,700          194,337
*  Veritas Software Corporation                                  11,800          528,994
*  Verity, Inc.                                                  70,055        1,418,614
*  Vignette Corporation                                         186,310        1,000,485
*  WatchGuard Technologies, Inc.                                 75,980          494,630
*+ webMethods, Inc.                                              81,850        1,371,806
                                                                          --------------
                                                                             116,168,773
                                                                          --------------
COMPUTERS & INFORMATION--7.0%
*  Cirrus Logic, Inc.                                           128,600        1,700,092
*  Computer Network
    Technology Corporation                                       95,380        1,696,810
*  Comverse Technology, Inc.                                     89,800        2,008,826
*+ Digital Insight Corporation                                   25,480          569,733
*  DigitalThink, Inc.                                            63,100          681,480
*  Ebay, Inc.                                                   149,300        9,988,170
*  Enterasys Networks, Inc.                                      86,625          766,631
   IMS Health, Inc.                                             116,700        2,276,817
*  InfoUSA, Inc.                                                 51,515          357,514
*  Juniper Networks, Inc.                                       106,500        2,018,175
*  Keane, Inc.                                                   48,400          872,652
*  Netscreen Technologies, Inc.                                   2,820           62,407
*  Radiant Systems, Inc.                                         48,025          552,287
*  Rational Software Corporation                                186,700        3,640,650
*  Read-Rite Corporation                                        130,300          861,283
*+ Riverstone Networks, Inc.                                     27,168          450,989
*  Sonicwall, Inc.                                               29,750          578,340
*+ Storage Networks, Inc.                                       230,330        1,423,439
*+ Verisign, Inc.                                               638,411       24,285,154
*+ Yahoo!, Inc.                                                 145,776        2,586,066
                                                                          --------------
                                                                              57,377,515
                                                                          --------------
CONSTRUCTION--0.1%
   Martin Marietta Materials, Inc.                               24,740        1,152,884
                                                                          --------------
CONTAINERS & PACKAGING--0.0%
*  Ivex Packaging Corporation                                     5,575          105,925
                                                                          --------------
COSMETICS & PERSONAL CARE--0.6%
   Estee Lauder Companies
    Class A                                                     163,600        5,245,016
                                                                          --------------
DIVERSIFIED--0.8%
*+ Armor Holdings, Inc.                                           6,900          186,231
   Blyth Industries, Inc.                                        13,315          309,574
*+ Yankee Candle Company,
    Inc. (The)                                                  255,000        5,778,300
                                                                          --------------
                                                                               6,274,105
                                                                          --------------
EDUCATION--0.6%
*  Career Education
    Corporation                                                   3,000        $ 102,840
*  DeVry, Inc.                                                   99,700        2,836,465
*+ Edison Schools, Inc.                                          84,950        1,669,268
                                                                          --------------
                                                                               4,608,573
                                                                          --------------
ELECTRIC UTILITIES--0.4%
*+ NRG Energy, Inc.                                             184,700        2,862,850
*  Reliant Resources, Inc.                                        1,965           32,442
                                                                          --------------
                                                                               2,895,292
                                                                          --------------
ELECTRICAL EQUIPMENT--0.1%
*+ BriteSmile, Inc.                                              37,800          189,000
*  Therma-Wave, Inc.                                             18,680          278,706
*  Wilson Greatbatch
    Technologies, Inc.                                           12,690          458,109
                                                                          --------------
                                                                                 925,815
                                                                          --------------
ELECTRONICS--7.7%
*  Active Power, Inc.                                            69,500          472,600
*  Alpha Industries, Inc.                                        24,200          527,560
*  Altera Corporation                                            74,400        1,578,768
*  Applied Micro Circuits
    Corporation                                                 140,200        1,587,064
*+ ASM International NV
    (Netherlands)                                                 2,550           49,751
*+ Brooks Automation, Inc.                                          900           36,603
   EDO Corporation                                               12,900          341,205
*  Elantec Semiconductor,
    Inc.                                                         63,600        2,442,240
*  Exar Corporation                                              79,720        1,662,162
*  General Motors Corporation
    Class H                                                     164,600        2,543,070
*  GlobespanVirata, Inc.                                        244,522        3,166,560
*  hi/fn, Inc.                                                   21,020          304,159
*  Integrated Device
    Technology, Inc.                                            183,600        4,881,924
*  Intersil Holding Corporation                                  26,700          861,075
*  Kopin Corporation                                              5,700           79,800
*  LTX Corporation                                                4,600           96,324
*  MKS Instruments, Inc.                                          7,200          194,616
*  Mattson Technology,
    Inc.                                                         52,100          459,001
*  Maxim Integrated Products,
    Inc.                                                        228,200       11,982,782
*  Mettler-Toledo International,
    Inc.                                                         19,450        1,008,483
*+ Micrel, Inc.                                                  59,600        1,563,308
*+ Multilink Technology
    Corporation                                                  61,800          400,464
*  National Semiconductor
    Corporation                                                 169,100        5,206,589
*+ Novellus System, Inc.                                         26,400        1,041,480
*+ Polycom, Inc.                                                 77,200        2,655,680
*+ Semtech Corporation                                          102,500        3,658,225
*  Silicon Image, Inc.                                           70,700          265,832
*  TranSwitch Corporation                                        33,000          148,500
*  Varian, Inc.                                                  29,645          961,684
*  Veeco Intruments, Inc.                                           300           10,815
*  Xilinx, Inc.                                                 230,100        8,985,405
*  Zarlink Semiconductor
    Inc. (Canada)                                               216,625        2,437,031
*  Zoran Corporation                                             37,000        1,207,680
                                                                          --------------
                                                                              62,818,440
                                                                          --------------

                                       139

                                                                 SHARES            VALUE
----------------------------------------------------------------------------------------
ENTERTAINMENT & LEISURE--1.6%
*  Macrovision Corporation                                      156,600   $    5,515,452
*  Westwood One, Inc.                                           224,300        6,740,215
*  World Wrestling Federation
    Entertainment, Inc.                                          43,500          572,025
                                                                          --------------
                                                                              12,827,692
                                                                          --------------
FINANCIAL SERVICES--4.3%
*+ Affiliated Managers
    Group, Inc.                                                  76,500        5,391,720
*+ AmeriCredit Corporation                                      176,900        5,581,195
*+ E*Trade Group, Inc.                                        1,041,700       10,677,425
   Federated Investors, Inc.
    Class B                                                      15,487          493,726
*  Instinet Group, Inc.                                           7,300           73,365
*  NCO Group, Inc.                                               18,910          433,039
*+ S1 Corporation                                               120,036        1,942,182
   SEI Investment Company                                        33,800        1,524,718
   Student Loan Corporation                                      11,430          921,258
   T. Rowe Price Group, Inc.                                     58,200        2,021,286
   TCF Financial Corporation                                    111,800        5,364,164
   Waddell & Reed Financial,
    Inc. Class A                                                 17,665          568,813
                                                                          --------------
                                                                              34,992,891
                                                                          --------------
FOREST PRODUCTS & PAPER--0.3%
+  Willamette Industries, Inc.                                   46,800        2,439,216
                                                                          --------------
HEALTH CARE PROVIDERS--6.2%
*  Accredo Health, Inc.                                          23,350          926,995
*+ American Healthways, Inc.                                     10,450          333,773
*  AmeriPath, Inc.                                               19,320          618,433
*  Apria Healthcare Group, Inc.                                  27,600          689,724
*+ Caremark Rx, Inc.                                            187,005        3,050,052
*  Community Health Care                                         15,200          387,600
*  DaVita, Inc.                                                 118,880        2,906,616
*  Express Scripts, Inc. Class A                                181,400        8,482,264
*  First Health Group Corporation                                81,100        2,006,414
*  Healthsouth Corporation                                       86,100        1,276,002
*  IDEXX Laboratories, Inc.                                      83,825        2,389,851
*+ Impath, Inc.                                                  86,930        3,869,254
*  Kindred Healthcare, Inc.                                      11,600          603,200
*  Lifepoint Hospital, Inc.                                      39,255        1,336,240
*  Lincare Holdings, Inc.                                       322,360        9,235,614
*  Mid Atlantic Medical
    Services, Inc.                                               35,690          810,163
*  Odyssey Healthcare, Inc.                                      15,950          413,743
*  Option Care, Inc.                                             35,300          690,115
*+ Orthodontic Centers of
    America, Inc.                                               228,190        6,959,795
*  Renal Care Group, Inc.                                        15,500          497,550
*  Select Medical Corporation                                     9,200          147,936
*+ Sunrise Assisted Living, Inc.                                 52,600        1,531,186
*  Triad Hospitals, Inc.                                         34,123        1,001,510
*  VI Technologies, Inc.                                         31,755          220,697
                                                                          --------------
                                                                              50,384,727
                                                                          --------------
HEAVY MACHINERY--0.3%
+  AGCO Corporation                                             119,700        1,888,866
*  Applied Materials, Inc.                                            1               40
*  Cooper Cameron Corporation                                    16,685          673,407
                                                                          --------------
                                                                               2,562,313
                                                                          --------------
INSURANCE--1.8%
   ACE Ltd. (Bermuda)                                            33,400        1,341,010
   Cincinnati Financial
    Corporation                                                  12,000          457,800
*+ Conseco, Inc.                                                207,800        $ 926,788
   Gallagher (Arthur J.) &
    Company                                                       7,200          248,328
+  Odyssey Re Holdings
    Corporation                                                  20,600          364,620
*  Principal Financial Group,
    Inc.                                                         13,780          330,720
*+ Prudential Financial, Inc.                                       720           23,897
   Radian Group, Inc.                                           203,000        8,718,850
*  Willis Group Holdings Ltd.                                   100,800        2,373,840
   XL Capital Ltd. Class A
    (Bermuda)                                                     3,900          356,304
                                                                          --------------
                                                                              15,142,157
                                                                          --------------
LODGING--0.0%
*  Station Casinos, Inc.                                          9,100          101,829
                                                                          --------------
MEDIA--BROADCASTING & PUBLISHING--7.1%
*+ American Tower Corporation                                   271,015        2,566,512
*+ Cablevision Systems
    Corporation                                                  56,200        2,666,690
*+ Cablevision Systems
    Corporation-Rainbow
    Media Group                                                  66,850        1,651,195
*  Clear Channel
    Communications                                               50,700        2,581,137
*  Cox Radio, Inc. Class A                                      260,300        6,632,444
*+ EchoStar Communications
    Corporation Class A                                         360,300        9,897,441
*  Emmis Communications
    Corporation Class A                                          39,105          924,442
*  Entercom Communications
    Corporation                                                  21,600        1,080,000
*  Gemstar-TV Guide
    International, Inc.                                         214,400        5,938,880
*  Hispanic Broadcasting
    Corporation                                                  82,600        2,106,300
*+ Mediacom Communications
    Corporation                                                 269,500        4,921,070
*  Playboy Enterprises, Inc.
    Class B                                                      63,600        1,074,204
*  Radio One, Inc.                                               65,500        1,209,785
*+ Radio One, Inc. Class D                                      131,100        2,361,111
*+ Scholastic Corporation                                       103,290        5,198,586
*  Spanish Broadcasting
    System, Inc.                                                169,793        1,679,253
*  Univision Communications,
    Inc.                                                        133,400        5,397,364
                                                                          --------------
                                                                              57,886,414
                                                                          --------------
MEDICAL EQUIPMENT & SUPPLIES--3.4%
*+ Apogent Technologies, Inc.                                   430,000       11,094,000
+  Applera Corporation -
    Applied Biosystems Group                                     60,200        2,364,054
*  Arthocare Corporation                                         64,780        1,161,505
*  Conmed Corporation                                            42,862          855,526
*+ Cyberonics, Inc.                                              70,700        1,875,671
*  DJ Orthopedics, Inc.                                          17,260          229,558
*  Edwards Lifesciences
    Corporation                                                  35,700          986,391
*  Endocare, Inc.                                                43,000          770,990
*  Haemonetics Corporation                                       59,290        2,011,117
*  Harvard Bioscience, Inc.                                      31,220          310,327
*  Input/Output, Inc.                                            67,980          558,116
*  Novoste Corporation                                           38,800          339,112
*  Osteotech, Inc.                                               49,890          276,890
*  Steris Corporation                                            73,910        1,350,336
*  Techne Corporation                                            62,010        2,285,069
*  Tektronix, Inc.                                               21,000          541,380

                                       140

                                                                   SHARES          VALUE
----------------------------------------------------------------------------------------
*  Unilab Corporation                                            18,080   $      453,808
*+ Zoll Medical Corporation                                      14,050          547,107
                                                                          --------------
                                                                              28,010,957
                                                                          --------------
MEDICAL SUPPLIES--0.0%
*  Thoratec Corporation                                          16,200          275,400
*  Urologix, Inc.                                                 3,500           70,175
                                                                          --------------
                                                                                 345,575
                                                                          --------------
METALS & MINING--0.1%
   Belden, Inc.                                                  19,605          461,698
                                                                          --------------
OIL & GAS--6.1%
   Anadarko Petroleum
    Corporation                                                   6,800          386,580
   Apache Corporation                                           131,120        6,540,266
+  Devon Energy Corporation                                     143,670        5,552,846
*  Dril-Quip, Inc.                                               10,480          252,568
+  EOG Resources, Inc.                                          143,940        5,629,493
*  Global Industries Ltd.                                       118,130        1,051,357
*  Grant Prideco, Inc.                                           13,095          150,593
*+ Hanover Compressor
    Company                                                     211,300        5,337,438
*  Houston Exploration
    Company (The)                                                58,700        1,971,146
*  Key Energy Services, Inc.                                    333,300        3,066,360
*+ Nabors Industries, Inc.                                      181,300        6,224,029
*  National-Oilwell, Inc.                                         5,985          123,351
*+ Newfield Exploration
    Company                                                     104,910        3,725,354
*+ Noble Drilling Corporation                                   129,410        4,405,116
*  Pride International, Inc.                                     15,235          230,049
   Tidewater Inc.                                               167,600        5,681,640
                                                                          --------------
                                                                              50,328,186
                                                                          --------------
PHARMACEUTICALS--8.2%
*+ Abgenix, Inc.                                                152,300        5,123,372
*  Albany Molecular
    Research, Inc.                                               19,500          516,555
*+ Alkermes, Inc.                                                41,850        1,103,166
*+ American Pharmaceutical
    Partners, Inc.                                                7,500          156,000
   AmerisourceBergen
    Corporation                                                  72,700        4,620,085
*+ Andrx Corp - Andrx Group                                     162,000       11,406,420
*  Arena Pharmaceuticals, Inc.                                   47,300          569,019
*+ Biovail Corporation
    (Canada)                                                    158,200        8,898,750
*  Celgene Corporation                                           28,800          919,296
*+ CV Therapeutics, Inc.                                         22,400        1,165,248
*  Genentech, Inc.                                               61,100        3,314,675
*  Genzyme Corporation                                           45,200        2,705,672
*  Gilead Sciences, Inc.                                         55,800        3,667,176
*  Human Genome Sciences,
    Inc.                                                         80,000        2,697,600
*+ ImClone Systems, Inc.                                         45,883        2,131,724
*  Impax Laboratories, Inc.                                      32,850          441,504
*+ Inhale Therapeutic Systems,
    Inc.                                                         89,800        1,665,790
*+ Interneuron Pharmaceuticals,
    Inc.                                                         71,500          792,935
*  King Pharmaceuticals, Inc.                                   203,700        8,581,881
*  Medicis Pharmaceutical
    Corporation Class A                                           6,100          393,999
*+ Noven Pharmaceuticals, Inc.                                   63,400        1,125,350
*  Parexel International
    Corporation                                                  44,620          640,297
*  Pharmaceutical Product
    Development, Inc.                                            17,400          562,194
*+ Sepracor, Inc.                                                47,800        2,727,468
*  Vertex Pharmaceuticals,
    Inc.                                                         40,900        1,005,731
                                                                          --------------
                                                                              66,931,907
                                                                          --------------
RESTAURANTS--1.5%
*+ AFC Enterprise, Inc.                                           4,940          140,247
   Applebee's International,
    Inc.                                                         27,550          942,210
*  Brinker International, Inc.                                  189,200        5,630,592
*  CEC Entertainment, Inc.                                       27,200        1,180,208
*  California Pizza Kitchen,
    Inc.                                                         70,920        1,755,270
*  Jack in the Box, Inc.                                         22,200          611,388
*+ Papa John's International,
    Inc.                                                         22,880          628,742
*  RARE Hospitality
    International, Inc.                                          10,500          236,670
*+ Sonic Corporation                                             37,117        1,336,212
                                                                          --------------
                                                                              12,461,539
                                                                          --------------
RETAILERS--6.1%
*  99 Cents Only Stores                                          27,800        1,059,180
*+ Abercrombie & Fitch
    Company Class A                                             193,300        5,128,249
*+ BJ's Wholesale Club, Inc.                                    122,100        5,384,610
*  Bed Bath & Beyond, Inc.                                      174,400        5,912,160
   CVS Corporation                                               92,500        2,738,000
*+ Cost Plus, Inc.                                               81,750        2,166,375
   Dollar General                                               525,300        7,826,970
*+ Dollar Tree Store, Inc.                                      122,300        3,780,293
*+ Duane Reade, Inc.                                             20,700          628,245
   Family Dollar Stores, Inc.                                   168,100        5,039,638
   Gap, Inc.                                                     23,000          320,620
*+ Global Sports, Inc.                                           24,300          484,785
+  Intimate Brands, Inc.                                        389,800        5,792,428
*  Linens 'n Things, Inc.                                        49,200        1,254,600
*  Office Depot, Inc.                                            33,860          627,764
   Pier 1 Imports, Inc.                                          36,550          633,777
*+ Williams-Sonoma, Inc.                                         34,300        1,471,470
                                                                          --------------
                                                                              50,249,164
                                                                          --------------
TELECOMMUNICATIONS--2.8%
*  Amdocs Ltd.                                                  282,663        9,602,062
*+ Ciena Corporation                                            177,700        2,542,887
*  Crown Castle International
    Corporation                                                 533,100        5,693,508
*  ONI Systems Corporation                                      465,400        2,918,058
*  Tekelec                                                      128,630        2,329,489
                                                                          --------------
                                                                              23,086,004
                                                                          --------------
TELEPHONE SYSTEMS--0.0%
*  Lightbridge, Inc.                                             16,700          202,905
                                                                          --------------
TEXTILES, CLOTHING & FABRICS--0.0%
*  Oakley, Inc.                                                  16,100          261,786
                                                                          --------------
TRANSPORTATION--0.2%
   C.H. Robinson Worldwide,
    Inc.                                                         10,800          312,282
*+ Expedia, Inc.                                                 31,800        1,291,398
*  Trico Marine Services, Inc.                                   22,430          169,347
                                                                          --------------
                                                                               1,773,027
                                                                          --------------
TOTAL COMMON STOCKS
    (Cost $780,922,423)                                                      771,573,196
                                                                          --------------

                                       141

----------------------------------------------------------------------------------------
  COUPON       MATURITY
   RATE          DATE                                              FACE            VALUE
----------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS--0.0%
----------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCIES--MORTGAGE
  BACKED--0.0%
Federal Home Loan Mortgage Corporation IO
   7.000%      02/15/2020
   (Cost $81,239)                                            $  599,000   $       18,737
                                                                          --------------
----------------------------------------------------------------------------------------
CASH EQUIVALENTS--30.3%
----------------------------------------------------------------------------------------
INSTITUTIONAL MONEY MARKET FUNDS--0.9%
++Merrimac Money Market Fund
    2.144%     01/02/2002                                     7,344,541        7,344,541
                                                                          --------------
BANK & CERTIFICATE DEPOSITS/
  OFFSHORE TIME DEPOSITS--16.9%
++American Express Centurion Bank
    1.890%     01/22/2002                                     8,346,069        8,346,069
++Bank of Nova Scotia
    2.040%     02/15/2002                                     6,676,855        6,676,855
++Bank of Nova Scotia
    1.860%     01/28/2002                                    18,361,352       18,361,352
++Bayerische Hypovereinsbank
    1.920%     02/05/2002                                     3,338,428        3,338,428
++Bayerische Hypovereinsbank
    1.810%     03/18/2002                                     8,346,069        8,346,069
++BNP Paribas
    1.840%     01/09/2002                                    18,361,352       18,361,352
++Credit Agricole
    1.700%     01/07/2002                                    40,061,132       40,061,132
++Royal Bank of Canada
   1.688%      01/07/2002                                    21,699,780       21,699,780
++Royal Bank of Scotland PLC
    1.805%     03/27/2002                                    10,015,283       10,015,283
++Toronto Dominion Bank
    2.040%     01/22/2002                                     3,338,428        3,338,428
                                                                          --------------
                                                                             138,544,748
                                                                          --------------
FLOATING RATE INSTRUMENTS/
  MASTER NOTES--12.5%
++CS First Boston
    1.915%     01/02/2002                                    43,399,551       43,399,551
++Doroda
    1.966%     01/07/2002                                     3,338,426        3,338,426
++Fleet National Bank
    1.945%     04/30/2002                                     6,769,440        6,769,440
++Goldman Sachs & Co
    2.010%     03/21/2002                                     8,346,068        8,346,068
++Merrill Lynch
    1.640%     11/26/2002                                     3,338,428        3,338,428
++Merrill Lynch
    1.620%     04/05/2002                                    10,015,283       10,015,283
++Morgan Stanley Dean Witter & Co
    1.925%     06/28/2002                                    16,692,138       16,692,138
++Morgan Stanley Dean Witter & Co
    1.610%     05/09/2002                                     5,007,641        5,007,641
++U.S. Bank
    1.590%     11/06/2002                                     5,007,641        5,007,641
                                                                          --------------
                                                                             101,914,616
                                                                          --------------
TOTAL CASH EQUIVALENTS
   (Cost $247,803,905)                                                       247,803,905
                                                                          --------------

REPURCHASE AGREEMENTS--3.7%

IBT Repurchase Agreement
    dated 12/31/2001 due
    01/02/2002, with a maturity
    value of $30,535,898 and
    an effective yield of 0.95%
    collateralized by U.S.
    Government Obligations
    with rates ranging from
    2.99% to 7.08%, maturity
    dates ranging from
    12/15/2023 to 11/15/2030
    and an aggregate market
    value of $32,069,327.                                    30,534,286       30,534,286
                                                                          --------------
TOTAL INVESTMENTS--128.2%
   (Cost $1,059,341,853)                                                   1,049,930,124
Other assets less liabilities--(28.2%)                                      (230,883,242)
                                                                          --------------
NET ASSETS--100.0%                                                         $ 819,046,882
                                                                          ==============

NOTES TO THE SCHEDULE OF INVESTMENTS:
ADR  American Depositary Receipt
IO   Interest Only Obligation
*    Non-income producing security.
+    Denotes all or a portion of security on loan (Note 6).
++ Represents collateral received from securities lending transactions.

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2001

VANTAGEPOINT
INTERNATIONAL FUND                                               SHARES            VALUE
----------------------------------------------------------------------------------------
COMMON STOCKS--94.2%
----------------------------------------------------------------------------------------
AUSTRALIA--2.0%
   Australia & New Zealand
    Banking Group Ltd.                                           53,156   $      484,544
   Brambles Industries Ltd.                                      67,203          357,735
   Broken Hill Proprietary
    Company Ltd.                                                625,066        3,359,355
   Foster's Brewing Group Ltd.                                  155,327          386,391
   News Corporation Ltd.                                          3,400           27,187
   News Corporation Ltd. ADR                                     10,500          334,005
   QBE Insurance Group Ltd.                                      97,663          383,913
   Western Management
    Corporation Holding Ltd.                                     65,800          322,413
   Westpac Banking
    Corporation Ltd.                                             18,656          150,446
   Woolworths Ltd.                                               49,836          286,716
                                                                          --------------
                                                                               6,092,705
                                                                          --------------
BELGIUM--1.2%
   Dexia                                                         24,300          349,356
*  Fortis                                                       112,330        2,909,897
   Fortis                                                        14,550          377,564
   UCB SA                                                         1,702           68,893
                                                                          --------------
                                                                               3,705,710
                                                                          --------------
BRAZIL--0.1%
*  Companhia Brasileira de
    Distribuicao Grupo
                                                                          --------------
    Pao de Acucar ADR                                             6,000          132,000
                                                                          --------------
CANADA--1.2%
   Abitibi-Consolidated, Inc.                                    30,200          220,563
   Alcan Aluminum Ltd.                                            4,640          166,526
   Bank of Nova Scotia                                            6,400          196,774
   Bombardier, Inc. Class B                                      54,900          568,857
*  Celestica, Inc.                                               13,277          536,258
   Fairfax Financial Holdings
    Ltd.                                                          1,200          123,662
   Magna International Inc.
    Class A                                                       8,900          565,053
   MDS, Inc.                                                        300            3,561
   Mitel Corporation                                             13,000          144,907
+  Nortel Networks
    Corporation                                                  33,500          251,250
   Royal Bank of Canada                                           6,940          225,886
   Suncor Energy, Inc.                                            2,100           69,103
   Thomson Corporation                                           22,000          667,986
                                                                          --------------
                                                                               3,740,386
                                                                          --------------
DENMARK--0.1%
   Novo Nordisk A/S                                               2,500          102,234
   Tele Danmark A/S                                               6,404          228,142
                                                                          --------------
                                                                                 330,376
                                                                          --------------
FINLAND--2.0%
   Nokia Corporation ADR                                         15,300          375,309
   Nokia OYJ                                                    179,867        4,637,025
   Sonera OYJ                                                    55,050          278,845
   UPM-Kymmene OYJ                                               27,700          918,532
                                                                          --------------
                                                                               6,209,711
                                                                          --------------
FRANCE--12.2%
   Accor SA                                                       6,400          232,621
   Alcatel                                                      124,700        2,131,360
   Altran Technologies SA                                         1,370           61,894
   Aventis SA                                                    23,311        1,654,932
   AXA                                                          127,724        2,668,550
   Banque National de Paris                                      44,818        4,009,656
   Bouygues SA                                                   34,800        1,140,027
   Cap Gemini SA                                                  2,413          174,207
   Carrefour Supermarche SA                                       3,400          176,759
   Compagnie de Saint Gobain                                     10,850        1,637,149
   Compagnie Generale des
    Etablissements Michelin
    Class B                                                      12,000          395,784
   Groupe Danone                                                  5,000          609,789
   Hermes International                                           2,080          320,330
   LMVH                                                           7,430          302,269
   Lafarge SA                                                       972           90,767
   Lagardere S.C.A.                                              34,300        1,435,095
   L'Air Liquide SA                                               3,300          462,389
   L'Oreal SA                                                     1,052           75,762
*  Orange SA                                                     25,740          233,264
   Pechiney SA Class A                                            7,800          402,033
   Pinault-Printemps-
    Redoute SA                                                      806          103,751
   PSA Peugeot Citroen                                            6,000          255,043
   Sanofi-Synthelabo SA                                          51,143        3,815,217
   Schneider SA                                                  19,520          938,344
   Societe Generale Class A                                       5,160          288,698
   Societe Television
    Francaise                                                   141,335        1,044,651
   Sodexho Alliance SA                                           21,243          907,896
   STMicroelectronics NV                                         30,379          974,917
   Suez SA                                                       67,850        2,053,609
   Total SA Class B                                              38,279        5,465,789
   Vivendi Universal SA                                          57,422        3,143,705
                                                                          --------------
                                                                              37,206,257
                                                                          --------------
GERMANY--3.8%
   Aixtron AG                                                     8,000          180,533
   Allianz AG                                                     8,349        1,973,275
   Aventis SA                                                     3,295          229,818
   Bayer AG                                                       4,890          155,405
   Bayerische Motoren
    Werke AG                                                     18,200          640,777
+  DaimlerChrysler AG                                            27,100        1,166,419
   Deutsche Bank AG                                               9,867          697,420
   Deutsche Telekom AG                                           13,512          233,351
   Epcos AG                                                       5,871          290,064
+  Gehe AG                                                        9,211          356,685
   HypoVereinsbank                                               31,921          970,411
+  Infineon Technologies AG                                       8,500          177,818
+  Infineon Technologies
    AG ADR                                                        5,900          119,770
   Metro AG                                                      40,700        1,431,134
   Rhoen-Klinikum AG                                              3,077          159,720
   SAP AG                                                         4,160          545,154
+  Siemens AG                                                     2,948          195,118
   VEBA AG                                                       40,742        2,118,087
                                                                          --------------
                                                                              11,640,959
                                                                          --------------
GREECE --0.2%
   Hellenic Telecommunications
    Organization SA                                              34,390          560,237
                                                                          --------------
HONG KONG--2.4%
   Cheung Kong (Holdings)
    Ltd.                                                        194,330        2,018,622
*  China Telecom                                                163,000          573,793
*  China Unicom Ltd.                                             82,000           90,438
   Henderson Land
    Development
    Company Ltd.                                                 67,950          306,733
   Hong Kong Land Holdings
    Ltd.                                                        110,000          207,900
   Hutchison Whampoa Ltd.                                       280,374        2,705,665

                                       143

                                                                 SHARES            VALUE
----------------------------------------------------------------------------------------
   Johnson Electric Holdings
    Ltd.                                                        384,000   $      403,814
   Li & Fung Ltd.                                               342,000          383,758
   Shangri-La Asia Ltd.                                         200,000          156,460
   Sun Hung Kai Properties Ltd.                                  11,000           88,872
   Swire Pacific Ltd. Class A                                    86,000          468,726
                                                                          --------------
                                                                               7,404,781
                                                                          --------------
INDIA--0.1%
+  ICICI Ltd. ADR                                                12,825           76,694
   Reliance Industries Ltd.
    GDR 144A                                                     16,300          221,680
                                                                          --------------
                                                                                 298,374
                                                                          --------------
IRELAND--1.2%
   Allied Irish Banks PLC                                       114,935        1,330,097
   CRH PLC                                                       92,721        1,630,174
*+ Elan Corporation PLC ADR                                       5,100          229,806
   Irish Life & Permanent PLC                                    22,500          228,337
*+ SmartForce PLC ADR                                            10,649          263,563
                                                                          --------------
                                                                               3,681,977
                                                                          --------------
ITALY--5.0%
+  Alleanza Assicurazioni                                       155,470        1,709,237
+  Assicurazioni Generali                                        27,833          773,042
+  Banca Intesa SpA                                             405,036        1,013,198
+  Bipop-Carire SpA                                              38,340           63,483
   ENI SpA ADR                                                    1,000           61,960
+  ENI SpA                                                      358,295        4,490,905
+  Istituto Bancario San Paolo
    di Torino                                                   151,250        1,622,444
   Mediaset SpA                                                  10,000           73,086
   Mediolanum SpA                                                25,230          227,292
+  Olivetti                                                     113,918          145,929
+  Telecom Italia Mobile SpA                                    178,780          997,878
+  Telecom Italia SpA                                           351,244        3,001,696
+  Telecom Italia SpA RNC                                        64,500          344,507
+  Unicredito Italiano SpA                                      197,890          794,489
                                                                          --------------
                                                                              15,319,146
                                                                          --------------
JAPAN--15.8%
   Acom Co. Ltd.                                                 15,800        1,151,833
   Advantest Corporation                                          9,900          560,748
   Aiful Corporation                                              6,825          441,801
   Canon, Inc.                                                   83,000        2,857,483
   Chubu Electric Power
    Company, Inc.                                                11,000          198,168
+  Chugai Pharm
    Company Ltd.                                                 32,000          371,053
   Daiwa Securities
    Company Ltd.                                                 40,000          210,380
   East Japan Railway
    Company                                                         273        1,319,153
   Fanuc Ltd.                                                     6,200          264,091
   Fuji Soft ABC, Inc.                                            4,000          159,389
   Fuji Television Network, Inc.                                     59          238,252
   Fujisawa Pharmaceutical
    Company Ltd.                                                 22,000          507,175
   Furkukawa Electric
    Company Ltd. (The)                                           32,000          170,016
   Hirose Electronics
    Company Ltd.                                                  7,700          524,893
   Hitachi Ltd.                                                 269,000        1,971,286
   Honda Motor Company,
    Ltd.                                                          5,500          219,580
   Hoya Corporation                                               4,400          262,992
   Ito-Yokado Company Ltd.                                        5,000          225,954
   JUSCO Company Ltd.                                            28,000          632,671
   Japan Airlines Company
    Ltd.                                                         73,000          174,974
   Kao Corporation                                                9,000          187,214
   Keyence Corporation                                            1,640          272,791
   Kokusai Securities Company
    Ltd.                                                         20,000          116,030
   Kyocera Corporation                                            4,600          300,229
   Mabuchi Motor Company,
    Ltd.                                                          2,500          206,107
   Marui Company Ltd.                                            33,000          390,459
   Matsushita Communication
    Industrial Co. Ltd.                                           2,400           65,038
   Matsushita Electric Industrial
    Company Ltd.                                                 52,000          668,060
+  Mitsubishi Estate Company,
    Ltd.                                                         62,000          453,877
   Mitsubishi Heavy Industries
    Ltd.                                                         88,000          235,118
*  Mitsubishi Motor Corporation                                 102,000          172,859
   Mitsui Fudosan Company
    Ltd.                                                        112,000          854,963
   Mitsui Marine & Fire Insurance
    Company Ltd.                                                138,420          649,840
   Mizuho Holdings, Inc.                                            184          375,023
   Murata Manufacturing
    Company Ltd.                                                 17,600        1,056,000
   NEC Corporation                                              135,000        1,377,824
   NTT DoCoMo, Inc.                                                 261        3,068,244
   Nichicon Corporation                                           2,000           21,985
   Nikko Securities Company
    Ltd.                                                        366,000        1,634,410
   Nikon Corporation                                             33,000          254,176
   Nintendo Company Ltd.                                          7,300        1,278,893
   Nippon Telegraph &
    Telephone Corporation                                           117          381,366
   Nissan Motor Company Ltd.                                    426,000        2,260,058
   Nomura Securities Company
    Ltd.                                                         98,000        1,256,791
   Orix Corporation                                              15,240        1,365,783
   Promise Co., Ltd.                                              5,700          308,496
   Rohm Company Ltd.                                              5,500          714,160
   Sankyo Company Ltd.                                           31,000          531,259
   Sekisui House Ltd.                                            34,000          246,565
   Seven-Eleven Japan
    Company Ltd.                                                 10,000          364,885
   Shimamura Company,
    Ltd.                                                            400           23,511
   Shin-Etsu Chemical
    Company Ltd.                                                 23,000          826,947
   Shionogi & Co. Ltd.                                           48,000          820,762
   Shiseido Company                                              22,000          203,375
   Sony Corporation                                              82,500        3,772,329
   Sony Corporation ADR                                           1,300           58,630
   Sumitomo Bank Ltd.                                            67,000          283,852
   Sumitomo Corporation                                          42,000          192,688
   Sumitomo Realty &
    Development Co. Ltd.                                         37,000          169,467
   Sumitomo Trust & Banking
    Company Ltd.                                                247,000        1,003,092
   Suzuki Motor Corporation                                      35,000          383,131
   TDK Corporation                                                7,900          372,687
   Takeda Chemical Industries                                     5,000          226,336
   Tokyo Electric Power
    Company, Inc.                                                 9,100          193,809
   Tokyo Electronics Ltd.                                        21,500        1,055,306

                                      144

                                                                 SHARES            VALUE
----------------------------------------------------------------------------------------
   Tokyo Seimitsu Company
    Ltd.                                                          5,200   $      176,641
+  Tokyu Corporation                                             44,000          132,673
   Toray Industries, Inc.                                        96,000          232,301
   Toshiba Corporation                                           48,000          164,885
   Toyota Motor Credit
    Corporation                                                 120,400        3,051,357
*+ UFJ Holdings, Inc.                                               119          262,527
   Ushio, Inc.                                                   11,000          124,358
   Yamanouchi Pharmaceutical
    Company Ltd.                                                 25,000          660,305
                                                                          --------------
                                                                              47,921,364
                                                                          --------------
LUXEMBOURG--0.0%
   Societe Europeenne des
    Satellites                                                    9,180          106,236
                                                                          --------------
MEXICO--0.9%
+  America Movil SA de
    CV ADR                                                       41,900          816,212
   Fomento Economico
    Mexicano SA de CV                                           109,030          373,907
*  Grupo Iusacell SA de
    CV ADR                                                       12,000           47,640
*  Grupo Televisa SA ADR                                          8,002          345,526
+  Telefonos de Mexico SA
    ADR                                                          35,892        1,256,938
                                                                          --------------
                                                                               2,840,223
                                                                          --------------
NETHERLANDS--9.8%
   ABN AMRO Holding NV                                          181,432        2,921,745
*  ASM Lithography Holdings
    NV                                                           74,180        1,289,011
   Aegon NV                                                      65,338        1,768,190
   Akzo Nobel NV                                                 43,225        1,929,724
   Elsevier NV                                                   26,410          312,216
*  Equant NV                                                      1,686           20,202
   Hagemeyer NV                                                  11,000          205,637
   Heineken Holding NV Class A                                   17,375          494,953
   Heineken NV                                                   70,431        2,670,309
   ING Groep NV                                                 145,490        3,709,326
*  KPN NV                                                       429,900        2,185,225
   Koninklijke (Royal) Philips
    Electronics NV                                              174,910        5,197,451
   Koninklijke (Royal) Philips
    Electronics NV NY Shares                                      5,400          157,194
   Koninklijke Ahold NV                                          11,100          322,919
   Royal Dutch Petroleum Company                                    600           29,412
   Royal Dutch Petroleum
    Company                                                      65,680        3,326,856
   VNU NV                                                        52,620        1,616,534
   Wolters Kluwer NV                                             67,374        1,535,400
                                                                          --------------
                                                                              29,692,304
                                                                          --------------
NORWAY--0.4%
   Norsk Hydro ASA                                                8,400          352,072
   Orkla ASA Class A                                             20,400          345,651
*  Statoil ASA                                                   79,210          543,024
                                                                          --------------
                                                                               1,240,747
                                                                          --------------
PORTUGAL--0.7%
*  Jeronimo Martins, SGPS SA                                     11,550           95,107
*  Portugal Telecom SA                                          211,172        1,644,882
*  Telecel-Comunicacoes
    Pessoai SA                                                   40,000          320,472
                                                                          --------------
                                                                               2,060,461
                                                                          --------------
RUSSIA--0.1%
   OAO Lukoil Holding ADR                                         8,000          391,949
                                                                          --------------
SINGAPORE--2.2%
   DBS Group Holdings Ltd.                                      118,000          881,885
*  Flextronics International
    Ltd.                                                          8,810          211,352
    Overseas-Chinese Banking
    Corporation Ltd.                                            178,050        1,060,679
   Singapore Airlines Ltd.                                       28,000          166,802
   Singapore Press Holdings
    Ltd.                                                         51,000          602,111
   Singapore Technologies
    Engineering Ltd.                                            250,000          318,175
   Singapore
    Telecommunications Ltd.                                   1,253,000        1,194,360
   United Overseas Bank
    Ltd.                                                        310,412        2,134,983
                                                                          --------------
                                                                               6,570,347
                                                                          --------------
SOUTH KOREA--1.5%
   Hyundai Motor Company
    GDR                                                          32,000          327,674
+  Korea Telecom Corporation
    ADR                                                          10,425          211,940
   Pohang Iron & Steel Co.
    Ltd.                                                          7,617          175,191
   Samsung Electronics                                            4,100          874,207
   Samsung Electronics
    GDR                                                          20,015        2,315,736
*  Shinhan Financial Group
    Company, Ltd.                                                24,000          321,895
   Sk Telecom Company,
    Ltd.                                                          1,100          225,296
                                                                          --------------
                                                                               4,451,939
                                                                          --------------
SPAIN--2.6%
   Altadis SA                                                    51,900          882,451
   Banco Bilbao Vizcaya
    SA                                                          110,495        1,367,243
   Banco Santander
    Central Hispano                                              75,841          635,305
   Endesa SA                                                    118,847        1,858,874
*  Industria de Diseno
    Textil SA (Inditex)                                          33,300          634,671
   Repsol SA                                                     14,389          209,813
*  Telefonica SA                                                142,940        1,912,494
*  Telefonica SA
    ADR                                                          12,175          487,974
                                                                          --------------
                                                                               7,988,825
                                                                          --------------
SWEDEN--2.4%
   Assa Abloy AB                                                 28,000          404,505
   Electrolux AB Class B                                         16,930          253,490
   ForeningsSparbanken
    AB                                                           39,500          491,281
   Hennes & Mauritz AB                                           27,680          574,664
   Investor AB B Shares                                         174,400        1,910,465
   Nordbanken Holding
    AB                                                           72,252          383,644
   Sandvik AB                                                     3,180           68,302
   Securitas AB Class B                                          79,521        1,513,992
   Svenska Handelsbanken
    AB Class A                                                   36,000          530,410
   Telefonaktiebolaget LM
    Ericsson AB Class B                                         218,730        1,192,800
                                                                          --------------
                                                                               7,323,553
                                                                          --------------

                                       145

                                                                 SHARES            VALUE
----------------------------------------------------------------------------------------
SWITZERLAND--5.9%
   Adecco SA                                                     24,720   $    1,344,449
   Compagnie Financiere
    Richemont AG                                                 42,487          789,880
*  Credit Suisse Group                                           29,572        1,261,719
   Holcim Ltd.                                                    3,733          163,322
   Holcim Ltd. Class B                                            3,217          694,038
   Nestle SA                                                     12,981        2,769,238
   Novartis AG                                                  107,363        3,881,988
   Roche Holding AG                                              31,666        2,261,313
   Swiss Re                                                      14,506        1,459,866
   Swisscom AG                                                    2,063          571,881
*  UBS AG                                                        54,040        2,729,031
                                                                          --------------
                                                                              17,926,725
                                                                          --------------
TAIWAN--0.7%
*  Taiwan Semiconductor
    Manufacturing Company Ltd.                                  305,696          765,341
*+ Taiwan Semiconductor
    Manufacturing Company
    Ltd. ADR                                                     65,651        1,127,228
*  United Microelectronics
    Corporation                                                 101,000          147,379
                                                                          --------------
                                                                               2,039,948
                                                                          --------------
UNITED KINGDOM--19.7%
   Abbey National PLC                                            22,519          320,923
   AstraZeneca Group PLC                                         50,684        2,332,407
+  AstraZeneca Group PLC
    ADR                                                           1,400           65,240
*  Autonomy Corporation
    PLC                                                           2,000            9,540
   BG Group PLC                                                  76,477          311,399
   BOC Group PLC                                                  3,800           58,575
   Barclays PLC                                                   3,300          109,175
   BP Amoco PLC                                                 379,980        2,950,735
*  Brambles Industries
    PLC                                                         143,620          710,100
   British Aerospace PLC                                        329,839        1,484,539
   British Airways PLC                                           71,000          201,335
   British Energy PLC                                            90,700                0
   BT Group PLC                                                 271,590          999,207
   Cable & Wireless PLC                                          49,168          236,311
   Cadbury Schweppes PLC                                        307,298        1,957,304
*  Celltech Group PLC                                            22,895          290,991
   Centrica PLC                                                 102,105          329,626
   Compass Group PLC                                            244,970        1,834,629
   David S. Smith Holdings
    PLC                                                          24,130           55,441
   Diageo PLC                                                   310,777        3,547,675
*  Dimension Data Holdings
    PLC                                                          11,000           13,277
   Electrocomponents PLC                                         56,620          441,325
*  Friends Provident PLC                                         25,520           74,222
   GKN PLC                                                       48,260          185,975
   GlaxoSmithKline PLC                                          237,193        5,943,108
   Granada Compass PLC                                          313,892          655,030
   HSBC Holdings PLC                                            258,700        3,032,197
*  HSBC Holdings PLC
    (foreign shares)                                             24,770          289,861
   Hays PLC                                                     169,119          511,551
   HBOS PLC                                                      27,900          322,956
   Hilton Group PLC                                              32,910          100,981
   Imperial Tobacco Group
    PLC                                                          40,100          528,322
   J Sainsbury PLC                                               59,600          317,215
   Kingfisher PLC                                                63,996          373,186
   Lattice Group PLC                                             52,566          119,251
   Lloyds TSB Group PLC                                          71,038          770,649
   Marks & Spencer PLC                                           55,000          288,734
*  MM02 PLC                                                     731,090          919,638
   National Grid Group
    PLC                                                         166,200        1,034,429
   Pearson PLC                                                   33,100          380,743
   Prudential Corporation
    PLC                                                          53,200          615,817
   Reckitt Benckiser PLC                                         12,972          188,640
   Reed International PLC                                       259,014        2,146,967
   Reuters Group PLC                                             57,000          563,650
   Rio Tinto PLC                                                 58,061        1,111,137
   Royal Bank of Scotland
    Group PLC                                                   146,633        3,565,279
   Shell Transport & Trading
    Company                                                     333,557        2,289,502
*  Shire Pharmaceuticals
    Group PLC                                                    13,000          162,581
   Smiths Industries PLC                                         63,000          620,235
   Standard Chartered PLC                                        29,200          348,195
   Tate & Lyle PLC                                               94,200          472,601
   Tesco PLC                                                    431,365        1,561,973
   Tomkins PLC                                                  147,748          455,492
   Unilever PLC                                                 171,236        1,404,426
   United Business Media
    PLC                                                          14,861          103,733
   Vodafone Group PLC                                         2,378,533        6,217,247
   WPP Group PLC                                                133,800        1,478,758
   Woolworths Group PLC                                          70,396           48,496
   Zeneca Group PLC                                              56,500        2,545,398
                                                                          --------------
                                                                              60,007,929
                                                                          --------------
TOTAL COMMON STOCKS
   (Cost $326,425,853)                                                       286,885,169
                                                                          --------------
----------------------------------------------------------------------------------------
PREFERRED STOCKS--0.4%
----------------------------------------------------------------------------------------
AUSTRALIA--0.2%
   News Corporation Ltd.                                         94,376          630,394
                                                                          --------------
BRAZIL--0.2%
   Petroleo Brasileiro SA                                        26,860          594,629
                                                                          --------------
TOTAL PREFERRED STOCKS
   (Cost $1,609,235)                                                           1,225,023
                                                                          --------------
----------------------------------------------------------------------------------------
  COUPON      MATURITY                                       FACE               VALUE
   RATE         DATE
----------------------------------------------------------------------------------------
CORPORATE OBLIGATIONS--0.1%
----------------------------------------------------------------------------------------
BERMUDA--0.1%
   Sanwa International Finance Bermuda Trust
    1.250%     08/01/2005                                   $39,000,000          113,874
                                                                          --------------
LUXEMBOURG--0.0%
   Hellenic Exchangeable Finance
    2.000%     08/02/2005                                        87,000           83,674
                                                                          --------------
TOTAL CORPORATE OBLIGATIONS
   (Cost $468,237)                                                               197,548
                                                                          --------------
----------------------------------------------------------------------------------------
CASH EQUIVALENTS--6.3%
----------------------------------------------------------------------------------------
INSTITUTIONAL MONEY MARKET FUNDS--0.2%
++ Merrimac Money Market Fund
    2.144%     01/02/2002                                       565,816          565,816
                                                                          --------------

                                      146

----------------------------------------------------------------------------------------
   COUPON        MATURITY                                      FACE              VALUE
    RATE          DATE
----------------------------------------------------------------------------------------
BANK & CERTIFICATE DEPOSITS/
  OFFSHORE TIME DEPOSITS--3.5%
++ American Express Centurion Bank
    1.890%     01/22/2002                                     $ 642,974       $  642,974
++ Bank of Nova Scotia
    2.040%     02/15/2002                                       514,379          514,379
++ Bank of Nova Scotia
    1.860%     01/28/2002                                     1,414,542        1,414,542
++ Bayerische Hypovereinsbank
    1.920%     02/05/2002                                       257,189          257,189
++ Bayerische Hypovereinsbank
    1.810%     03/18/2002                                       642,974          642,974
++ BNP Paribas
    1.840%     01/09/2002                                     1,414,542        1,414,542
++ Credit Agricole
    1.700%     01/07/2002                                     3,086,273        3,086,273
++ Royal Bank of Canada
    1.688%     01/07/2002                                     1,671,731        1,671,731
++ Royal Bank of Scotland PLC
    1.805%     03/27/2002                                       771,568          771,568
++ Toronto Dominion Bank
    2.040%     01/22/2002                                       257,189          257,189
                                                                          --------------
                                                                              10,673,361
                                                                          --------------
FLOATING RATE INSTRUMENTS/MASTER
  NOTES--2.6%
++ CS First Boston
    1.915%     01/02/2002                                     3,343,462        3,343,462
++ Doroda
    1.966%     01/07/2002                                       257,189          257,189
++ Fleet National Bank
    1.945%     04/30/2002                                       521,511          521,511
++ Goldman Sachs & Co
    2.010%     03/21/2002                                       642,974          642,974
++ Merrill Lynch
    1.640%     11/26/2002                                       257,189          257,189
++ Merrill Lynch
    1.620%     04/05/2002                                       771,568          771,568
++ Morgan Stanley Dean Witter & Co
    1.925%     06/28/2002                                     1,285,946        1,285,946
++ Morgan Stanley Dean Witter & Co
    1.610%     05/09/2002                                       385,785          385,785
++ U.S. Bank
    1.590%     11/06/2002                                       385,785          385,785
                                                                          --------------
                                                                               7,851,409
                                                                          --------------
TOTAL CASH EQUIVALENTS
   (Cost $19,090,586)                                                         19,090,586
                                                                          --------------
REPURCHASE AGREEMENTS--4.4%
----------------------------------------------------------------------------------------
UNITED STATES--4.4%
IBT Repurchase Agreement
    dated 12/31/2001 due
    01/02/2002, with a maturity
    value of $13,285,689 and an
    effective yield of 0.95%
    collateralized by U.S.
    Government Obligations
    with rates ranging
    from 4.81% to 7.87%,
    maturity dates ranging from
    03/25/2022 to 04/01/2028
    and an aggregate market
    value of $13,949,339.                                  $ 13,284,999   $   13,284,999
                                                                          --------------
TOTAL INVESTMENTS--105.4%
    (Cost $360,878,910)                                                      320,683,325
Other assets less liabilities--(5.4%)                                        (16,326,604)
                                                                          --------------
NET ASSETS--100.0%                                                        $  304,356,721
                                                                          ==============

NOTES TO THE SCHEDULE OF INVESTMENTS:
ADR  American Depositary Receipt
GDR  Global Depositary Receipt
*    Non-income producing security.
+    Denotes all or a portion of security on loan (Note 6).
++ Represents collateral received from securities lending transactions.

VANTAGEPOINT
INTERNATIONAL FUND
----------------------------------------------------------------------------------------
PERCENTAGE OF PORTFOLIO BY INDUSTRY (UNAUDITED):
Banking                                                                            11.7%
Electronics                                                                        10.6%
Telecommunications                                                                 10.5%
Financial Services                                                                 10.3%
Pharmaceuticals                                                                     7.5%
Oil & Gas                                                                           7.0%
Beverages, Food & Tobacco                                                           6.3%
Bank & Certificate Deposits/Offshore Time Deposits                                  3.5%
Diversified                                                                         3.4%
Media - Broadcasting & Publishing                                                   3.3%
Insurance                                                                           3.2%
Automotive                                                                          3.0%
Commercial Services                                                                 2.8%
Floating Rate Instruments/Master Notes                                              2.6%
Real Estate                                                                         2.2%
Communications                                                                      2.1%
Metals & Mining                                                                     2.0%
Retailers                                                                           1.7%
Medical Equipment & Supplies                                                        1.3%
Chemicals                                                                           1.2%
Utilities                                                                           1.0%
Food Retailers                                                                      0.7%
Aerospace & Defense                                                                 0.7%
Water and Sewer                                                                     0.7%
Building Materials                                                                  0.6%
Transportation                                                                      0.6%
Heavy Construction                                                                  0.5%
Construction                                                                        0.5%
Advertising                                                                         0.5%
Forest Products & Paper                                                             0.4%
Computer Software & Processing                                                      0.4%
Textiles, Clothing & Fabrics                                                        0.4%
Heavy Machinery                                                                     0.4%
Entertainment & Leisure                                                             0.4%
Airlines                                                                            0.2%
Institutional Money Market Funds                                                    0.2%
Health Care Providers                                                               0.1%
Lodging                                                                             0.1%
Cosmetics & Personal Care                                                           0.1%
Electrical Equipment                                                                0.1%
Electric Utilities                                                                  0.1%
Photographic Equipment & Supplies                                                   0.1%
Computers & Information                                                             0.1%
Home Furnishings & Appliances                                                       0.1%
Bio-Technology                                                                      0.1%
Household Products                                                                  0.1%
Office Equipment & Supplies                                                         0.0%
                                                                                  ------
TOTAL INVESTMENTS                                                                 105.4%
Other assets less liabilities                                                      (5.4)%
                                                                                  ------
TOTAL NET ASSETS                                                                  100.0%
                                                                                  ======

                See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2001
--------------------------------------------------------------------------------

MODEL PORTFOLIO
SAVINGS ORIENTED FUND                                            SHARES           VALUES
----------------------------------------------------------------------------------------
 MUTUAL FUNDS--100.0%
----------------------------------------------------------------------------------------
   Vantagepoint Equity
    Income Fund                                               1,918,901   $   13,662,574
   Vantagepoint Growth &
    Income Fund                                               1,445,211       13,657,246
   Vantagepoint Income
    Preservation Fund                                           890,507       89,050,734
   Vantagepoint International
    Fund                                                        851,772        6,984,531
   Vantagepoint
    U.S. Government
    Securities Fund                                           1,325,187       13,702,434
                                                                          --------------
                                                                             137,057,519
                                                                          --------------
TOTAL INVESTMENTS--100.0%
    (Cost $141,498,472)                                                      137,057,519
Other assets less liabilities--(0.0%)                                            (28,190)
                                                                          --------------
NET ASSETS--100.0%                                                        $  137,029,329
                                                                          ==============

                      See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2001
--------------------------------------------------------------------------------

MODEL PORTFOLIO
CONSERVATIVE GROWTH FUND                                      SHARES           VALUES
----------------------------------------------------------------------------------------
 MUTUAL FUNDS--100.0%
----------------------------------------------------------------------------------------
   Vantagepoint Aggressive
    Opportunities Fund                                        1,394,478   $   14,209,734
   Vantagepoint Core Bond
    Index Fund Class I                                        2,790,395       28,099,274
   Vantagepoint Equity
    Income Fund                                               3,988,692       28,399,486
   Vantagepoint Growth &
     Income Fund                                              2,971,458       28,080,281
   Vantagepoint Growth Fund                                   3,360,232       27,822,720
   Vantagepoint Income
    Preservation Fund                                         1,400,097      140,009,659
   Vantagepoint International
    Fund                                                      1,736,024       14,235,394
                                                                          --------------
                                                                             280,856,548
                                                                          --------------
TOTAL INVESTMENTS--100.0%
    (Cost $301,762,624)                                                      280,856,548
Other assets less liabilities--(0.0%)                                            (43,451)
                                                                          --------------
NET ASSETS--100.0%                                                        $  280,813,097
                                                                          ==============

                See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2001
--------------------------------------------------------------------------------

MODEL PORTFOLIO
TRADITIONAL GROWTH FUND                                          SHARES            VALUE
----------------------------------------------------------------------------------------
MUTUAL FUNDS--100.0%
----------------------------------------------------------------------------------------
   Vantagepoint Aggressive
    Opportunities Fund                                        5,651,775   $   57,591,588
   Vantagepoint Core Bond
    Index Fund Class I                                        5,674,944       57,146,688
   Vantagepoint Equity
    Income Fund                                               8,100,600       57,676,271
   Vantagepoint Growth &
    Income Fund                                               9,054,130       85,561,529
   Vantagepoint Growth Fund                                  10,245,011       84,828,691
   Vantagepoint Income
    Preservation Fund                                         1,708,149      170,814,928
   Vantagepoint International
    Fund                                                      7,051,209       57,819,911
                                                                          --------------
                                                                             571,439,606
                                                                          --------------
TOTAL INVESTMENTS--100.0%
    (Cost $639,557,129)                                                      571,439,606
Other assets less liabilities--(0.0%)                                            (82,138)
                                                                          --------------
NET ASSETS--100.0%                                                        $  571,357,468
                                                                          ==============

                See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2001
--------------------------------------------------------------------------------

MODEL PORTFOLIO
LONG-TERM GROWTH FUND                                            SHARES            VALUE
----------------------------------------------------------------------------------------
MUTUAL FUNDS--100.0%
----------------------------------------------------------------------------------------
   Vantagepoint Aggressive
    Opportunities Fund                                        7,881,121   $   80,308,620
   Vantagepoint Core Bond
    Index Fund Class I                                       10,603,956      106,781,840
   Vantagepoint Equity
    Income Fund                                               7,551,233       53,764,778
   Vantagepoint Growth &
    Income Fund                                              11,260,774      106,414,314
   Vantagepoint Growth Fund                                  12,754,889      105,610,478
   Vantagepoint International
    Fund                                                      6,548,551       53,698,115
   Vantagepoint Overseas
    Equity Index Fund Class I                                 3,450,692       26,846,381
                                                                          --------------
                                                                             533,424,526
                                                                          --------------
TOTAL INVESTMENTS--100.0%

    (Cost $614,512,016)                                                      533,424,526
Other assets less liabilities--(0.0%)                                            (76,578)

NET ASSETS--100.0%                                                        $  533,347,948
                                                                          ==============

                See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2001
--------------------------------------------------------------------------------

MODEL PORTFOLIO
ALL-EQUITY GROWTH FUND                                           SHARES            VALUE
----------------------------------------------------------------------------------------
MUTUAL FUNDS--100.0%
----------------------------------------------------------------------------------------
   Vantagepoint Aggressive
    Opportunities Fund                                          741,293   $    7,553,773
   Vantagepoint Equity
    Income Fund                                                 796,433        5,670,602
   Vantagepoint Growth &
    Income Fund                                                 798,871        7,549,329
   Vantagepoint Growth Fund                                   1,137,750        9,420,568
   Vantagepoint International
    Fund                                                        930,385        7,629,153
                                                                          --------------
                                                                              37,823,425
                                                                          --------------
TOTAL INVESTMENTS--100.0%
    (Cost $42,386,295)                                                        37,823,425
                                                                          --------------
Other assets less liabilities--(0.0%)                                            (11,616)
                                                                          --------------
NET ASSETS--100.0%                                                        $   37,811,809
                                                                          ==============

                 See accompanying notes to financial statements.

                       This Page Intentionally Left Blank

                          INDEPENDENT AUDITORS' REPORT

To the Shareholders and Board of Directors of the Vantagepoint Funds:

     We have audited the accompanying statements of assets and liabilities, including the schedule of investments, of the Vantagepoint Funds (the "Company") (collectively the "Funds"), consisting of Vantagepoint Money Market Fund, Vantagepoint Income Preservation Fund, Vantagepoint U.S. Government Securities Fund, Vantagepoint Asset Allocation Fund, Vantagepoint Equity Income Fund, Vantagepoint Growth & Income Fund, Vantagepoint Growth Fund, Vantagepoint Aggressive Opportunities Fund, Vantagepoint International Fund, Vantagepoint Core Bond Index Fund, Vantagepoint 500 Stock Index Fund, Vantagepoint Broad Market Index Fund, Vantagepoint Mid/Small Company Index Fund, Vantagepoint Overseas Equity Index Fund, Vantagepoint Model Portfolio Savings Oriented Fund, Vantagepoint Model Portfolio Conservative Growth Fund, Vantagepoint Model Portfolio Traditional Growth Fund, Vantagepoint Model Portfolio Long-Term Growth Fund, and Vantagepoint Model Portfolio All-Equity Growth Fund as of December 31, 2001, and the related statements of operations and changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended December 31, 2000 and the financial highlights for each of the four years in the period ended December 31, 2000 were audited by other auditors whose report dated February 12, 2001, expressed an unqualified opinion on such statement and financial highlights.

     We conducted our audit in accordance with auditing standards generally accepted in the United States of America. These standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian and brokers; where replies were not received from brokers we performed alternative procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the 2001 financial statements and financial highlights referred to above present fairly, in all material aspects, the financial position of aforementioned funds as of December 31, 2001, the results of their operations, changes in net assets and financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Boston, Massachusetts
February 22, 2002

                     This Page Left Intentionally Left Blank

                           MASTER INVESTMENT PORTFOLIO

                      STATEMENTS OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2001

                                                                    EXTENDED       INTERNATIONAL       S&P 500        U.S. EQUITY
                                                  BOND INDEX         INDEX             INDEX            INDEX            INDEX
                                                    MASTER           MASTER            MASTER           MASTER           MASTER
                                                  PORTFOLIO        PORTFOLIO         PORTFOLIO        PORTFOLIO        PORTFOLIO
                                                --------------   --------------   --------------   --------------   ----------------
ASSETS
Investments at cost                             $  569,135,875   $  214,951,249   $  118,154,283   $  2,922,136,154   $          --
                                                --------------   --------------   --------------   ----------------   -------------
Foreign currency, at cost                       $           --   $           --   $        6,781   $             --   $          --
                                                --------------   --------------   --------------   ----------------   -------------

Investments in underlying Master Portfolios,
   at value (Note 1)                            $           --   $           --   $           --   $             --   $ 501,124,191
Investments in securities, at value
   (including securities on loan)(1)(Note 1)       582,218,547      178,556,356       96,433,843      2,974,355,332              --
Cash pledged for margin requirements (Note 1)               --               --          548,920                 --              --
Foreign currency, at value                                  --               --            6,581                 --              --
Receivables:
   Investment securities sold                       32,664,170          468,508            9,872            486,298              --
   Dividends and interest                            7,726,763          165,244          141,380          3,192,054              --
Unrealized gain on forward foreign currency
   exchange contracts                                       --               --           10,735                 --              --
                                                --------------   --------------   --------------   ----------------   -------------
Total Assets                                       622,609,480      179,190,108       97,151,331      2,978,033,684     501,124,191
                                                --------------   --------------   --------------   ----------------   -------------
LIABILITIES
Payables:
   Investment securities purchased                  36,425,018          845,794               --          1,595,819              --
   Due to broker - variation margin                         --           37,765          463,032            410,821              --
   Collateral for securities loaned (Note 4)        42,439,811       15,313,596        4,174,912        183,860,919              --
   Advisory fees (Note 2)                               81,065           23,600           18,345            252,175          41,381
   Administration fees (Note 2)                             --           30,835           23,216                 --          41,380
Unrealized loss on forward foreign currency
   exchange contracts                                       --               --           13,193                 --              --
                                                --------------   --------------   --------------   ----------------   -------------
Total Liabilities                                   78,945,894       16,251,590        4,692,698        186,119,734          82,761
                                                --------------   --------------   --------------   ----------------   -------------
NET ASSETS                                      $  543,663,586   $  162,938,518   $   92,458,633   $  2,791,913,950   $ 501,041,430
                                                ==============   ==============   ==============   ================   =============

----------
(1) Securities on loan with market values of $41,095,751, $14,480,611, $3,924,434, $176,433,842, and --, respectively. See Note 4.

   The accompanying notes are an integral part of these financial statements.

                           MASTER INVESTMENT PORTFOLIO

                            STATEMENTS OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2001

                                                                    EXTENDED       INTERNATIONAL      S&P 500       U.S. EQUITY
                                                  BOND INDEX          INDEX           INDEX            INDEX           INDEX
                                                    MASTER            MASTER          MASTER           MASTER          MASTER
                                                  PORTFOLIO         PORTFOLIO        PORTFOLIO       PORTFOLIO        PORTFOLIO
                                                --------------   --------------   --------------   --------------   ------------
NET INVESTMENT INCOME
Dividends(1)                                    $           --   $    1,787,056   $    1,547,143   $   36,774,505    $ 6,356,761(2)
Interest                                            30,011,856          104,490           73,704        1,437,576        358,642(2)
Securities lending income                               92,718           92,000           43,844          235,396             --
Expenses allocated from Master Portfolios                   --               --               --               --       (306,654)(2)
                                                --------------   --------------   --------------   --------------   ------------
Total investment income                             30,104,574        1,983,546        1,664,691       38,447,477      6,408,749
                                                --------------   --------------   --------------   --------------   ------------
EXPENSES (NOTE 2)
Advisory fees                                          399,118          135,568          143,914        1,422,538         50,126
Administration fees                                         --           33,892           95,943               --         50,126
                                                --------------   --------------   --------------   --------------   ------------
Total expenses                                         399,118          169,460          239,857        1,422,538        100,252
                                                --------------   --------------   --------------   --------------   ------------
Net investment income                               29,705,456        1,814,086        1,424,834       37,024,939      6,308,497
                                                --------------   --------------   --------------   --------------   ------------
REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS
Net realized gain (loss) on sale of investments      4,158,973       (4,188,727)      (4,041,000)     (10,767,974)   (11,289,846)(2)
Net realized gain (loss) on sale of futures
  contracts                                                 --          237,412         (419,885)      (1,864,700)            --
Net realized loss on foreign currency
  transactions                                              --               --          (58,634)              --             --
Net change in unrealized appreciation
   (depreciation) of investments                     7,352,844      (16,947,715)     (20,451,711)    (405,136,558)   (60,134,004)(2)
Net change in unrealized appreciation
   (depreciation) of futures contracts                      --          (46,950)          24,274          992,624             --
Net change in unrealized appreciation
   (depreciation) on translation of assets and
   liabilities in foreign currency                          --               --          (34,661)              --             --
                                                --------------   --------------   --------------   --------------   ------------
Net gain (loss) on investments                      11,511,817      (20,945,980)     (24,981,617)    (416,776,608)   (71,423,850)
                                                --------------   --------------   --------------   --------------   ------------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    $   41,217,273   $  (19,131,894)  $  (23,556,783)  $ (379,751,669)  $(65,115,353)
                                                ==============   ==============   ==============   ==============   ============

----------
(1) Net of foreign withholding tax of --, $50, $211,098, $163,302, and $23,433, respectively.
(2) Allocated from underlying Master Portfolios.

   The accompanying notes are an integral part of these financial statements.

                           MASTER INVESTMENT PORTFOLIO

                     STATEMENTS OF CHANGES IN NET ASSETS

                                           BOND INDEX                    EXTENDED INDEX                 INTERNATIONAL INDEX
                                        MASTER PORTFOLIO                MASTER PORTFOLIO                  MASTER PORTFOLIO
                                 -----------------------------   -------------------------------   -----------------------------
                                     FOR THE        FOR THE         FOR THE          FOR THE          FOR THE         FOR THE
                                    YEAR ENDED    YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED      YEAR ENDED
                                   DECEMBER 31,  DECEMBER 31,     DECEMBER 31,     DECEMBER 31,     DECEMBER 31,    DECEMBER 31,
                                       2001          2000            2001              2000             2001            2000
                                  -------------- -------------   --------------   --------------   --------------   ------------
INCREASE (DECREASE) IN
  NET ASSETS
OPERATIONS:
   Net investment income         $    29,705,456 $  29,718,038   $    1,814,086   $    2,199,738   $    1,424,834   $  1,038,737
   Net realized gain (loss)            4,158,973    (7,866,535)      (3,951,315)      21,750,895       (4,519,519)     1,485,818
   Net change in unrealized
     appreciation (depreciation)       7,352,844    27,573,231      (16,994,665)     (64,094,244)     (20,462,098)   (13,054,638)
                                 --------------- -------------   --------------   --------------   --------------   ------------
Net increase (decrease) in net
   assets resulting from
   operations                         41,217,273    49,424,734      (19,131,894)     (40,143,611)     (23,556,783)   (10,530,083)
                                 --------------- -------------   --------------   --------------   --------------   ------------
INTERESTHOLDER TRANSACTIONS:
   Contributions                     181,551,157   173,591,447       37,677,854      163,481,883       27,264,274     96,549,910
   Withdrawals                      (129,983,477) (216,581,461)     (54,858,624)    (126,543,641)     (17,072,044)    43,819,294)
                                 --------------- -------------   --------------   --------------   --------------   ------------
Net increase (decrease) in net
   assets resulting from
   interestholder transactions        51,567,680   (42,990,014)     (17,180,770)      36,938,242       10,192,230     52,730,616
                                 --------------- -------------   --------------   --------------   --------------   ------------
Increase (decrease) in net assets     92,784,953     6,434,720      (36,312,664)      (3,205,369)     (13,364,553)    42,200,533
NET ASSETS:
Beginning of year                    450,878,633   444,443,913      199,251,182      202,456,551      105,823,186     63,622,653
                                 --------------- -------------   --------------   --------------   --------------   ------------
End of year                      $   543,663,586 $ 450,878,633   $  162,938,518   $  199,251,182   $   92,458,633   $105,823,186
                                 =============== =============   ==============   ==============   ==============   ============

   The accompanying notes are an integral part of these financial statements.

                          MASTER INVESTMENT PORTFOLIO

                       STATEMENTS OF CHANGES IN NET ASSETS

                                                         S&P 500 INDEX                  U.S. EQUITY INDEX
                                                        MASTER PORTFOLIO                 MASTER PORTFOLIO
                                               --------------------------------   -------------------------------
                                                   FOR THE          FOR THE          FOR THE          FOR THE
                                                  YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
                                                 DECEMBER 31,     DECEMBER 31,     DECEMBER 31,     DECEMBER 31,
                                                     2001             2000             2001             2000
                                               ---------------   --------------   --------------   --------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
   Net investment income                       $    37,024,939  $    47,775,321   $    6,308,497   $    7,424,730
   Net realized gain (loss)                        (12,632,674)     854,753,964      (11,289,846)      59,576,383
   Net change in unrealized
    appreciation (depreciation)                   (404,143,934)  (1,244,831,494)     (60,134,004)    (134,383,317)
                                               ---------------   --------------   --------------   --------------
Net decrease in net assets resulting
   from operations                                (379,751,669)    (342,302,209)     (65,115,353)     (67,382,204)
                                               ---------------   --------------   --------------   --------------
INTERESTHOLDER TRANSACTIONS:
   Contributions                                   931,988,808    1,599,306,476       72,159,296      187,750,902
   Withdrawals                                    (988,412,872)  (2,856,439,610)     (79,455,509)    (230,131,341)
                                               ---------------   --------------   --------------   --------------
Net decrease in net assets resulting from
   interestholder transactions                     (56,424,064)  (1,257,133,134)      (7,296,213)     (42,380,439)
                                               ---------------   --------------   --------------   --------------
Decrease in net assets                            (436,175,733)  (1,599,435,343)     (72,411,566)    (109,762,643)
NET ASSETS:
Beginning of year                                3,228,089,683    4,827,525,026      573,452,996      683,215,639
                                               ---------------   --------------   --------------   --------------
End of year                                    $ 2,791,913,950  $ 3,228,089,683   $  501,041,430   $  573,452,996
                                               ===============  ===============   ==============   ==============

   The accompanying notes are an integral part of these financial statements.

                           MASTER INVESTMENT PORTFOLIO

                        NOTES TO THE FINANCIAL STATEMENTS

1.  SIGNIFICANT ACCOUNTING POLICIES

    Master Investment Portfolio ("MIP") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Delaware business trust. MIP currently consists of the following separate portfolios: Asset Allocation, Bond Index, Extended Index, International Index, LifePath Income, LifePath 2010, LifePath 2020, LifePath 2030, LifePath 2040, Money Market, Russell 2000 Index, S&P 500 Index and U.S. Equity Index Master Portfolios.

     These financial statements relate only to the Bond Index, Extended Index, International Index, S&P 500 Index, and U.S Equity Index Master Portfolios (each, a "Master Portfolio", collectively the "Master Portfolios").

     The following is a summary of significant accounting policies which are consistently followed by MIP in the preparation of its financial statements, and such policies are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") for investment companies. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

  SECURITY VALUATION

     The equity securities of each Master Portfolio are valued at the last reported sales price on the primary securities exchange or national securities market on which such securities are traded. Securities not listed on an exchange or national securities market, or securities in which there was no last reported sales price, are valued at the most recent bid prices. Debt securities are generally traded in the over-the-counter market and are valued at a price deemed best to reflect fair value as quoted by dealers who make markets in those securities or by an independent pricing source. U.S. Government obligations are valued at the last reported bid price. Debt securities maturing in 60 days or less are valued at amortized cost, which approximates market value. Mutual fund shares are valued at net asset value. Any securities, restricted securities or other assets for which market quotations are not readily available, or for which a significant event has occurred since the time of the most recent market quotation, are valued at fair value as determined in good faith in accordance with policies approved by MIP's Board of Trustees.

     The U.S. Equity Index Master Portfolio seeks to achieve its investment objective by investing all of its assets in the Extended Index and S&P 500 Index Master Portfolios. The value of the U.S. Equity Index Master Portfolio's investment in the Extended Index and S&P 500 Index Master Portfolios reflects the U.S. Equity Index Master Portfolio's interest in the net assets of these Master Portfolios (63.01% and 14.27%, respectively, as of December 31, 2001).

  SECURITY TRANSACTIONS AND INCOME RECOGNITION

     Security transactions are accounted for on trade date. Dividend income is recognized on the ex-dividend date, and interest income is accrued daily. Realized gains and losses on investment transactions are determined using the specific identification method. The Master Portfolios amortize premiums and accrete discounts on debt securities purchased, using a constant yield to maturity method.

     The U.S. Equity Index Master Portfolio records daily, its proportionate interest in the net investment income and realized and unrealized capital gains and losses of the Extended Index and S&P 500 Index Master Portfolios. The expenses allocated from Master Portfolios on the Statement of Operations include Advisory and Administration fees of $286,698 and $19,956, respectively, allocated from the Extended Index and S&P 500 Index Master Portfolios. In addition, the U.S. Equity Index Master Portfolio accrues its own expenses.

  FOREIGN CURRENCY TRANSLATION

     The accounting records of each Master Portfolio are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the prevailing rates of exchange at the end of each day. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective date of such transactions.

     Each Master Portfolio does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. Such fluctuations are reflected by the Master Portfolios as a component of realized and unrealized gains and losses from investments for financial reporting purposes.

  CHANGE IN ACCOUNTING POLICY

     Effective January 1, 2001, the Bond Index Master Portfolio adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. Prior to January 1, 2001, the Bond Index Master Portfolio did not amortize premiums on debt securities purchased.

     The cumulative effect of this accounting change had no impact on the total net assets of the Bond Index Master Portfolio, but resulted in a decrease in undistributed net investment income of $2,208,617, with a corresponding increase in net unrealized appreciation (depreciation) of $2,208,617, based on securities held by this Master Portfolio on January 1, 2001.

     The effect of this change on the Bond Index Master Portfolio for the year ended December 31, 2001, was to decrease net investment income by $1,937,279, increase net unrealized appreciation (depreciation) by $808,876, and increase net realized gain (loss) by $1,128,403. The statements of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in policy.

  FEDERAL INCOME TAXES

     MIP believes that each Master Portfolio has and will continue to be operated in a manner so as to qualify it as a partnership for federal income tax purposes. Provided that each Master Portfolio so qualifies, it will not be subject to any federal income tax on its income and gain (if any). However, each investor in a Master Portfolio will be taxed on its distributive share of the Master Portfolio's taxable income in determining its federal income tax liability. As a partnership for federal income tax purposes, each Master Portfolio will be deemed to have "passed through" to interestholders any interest, dividends, gains or losses for such purposes. The determination of such share will be made in accordance with the Internal Revenue Code of 1986, as amended (the "Code"), and regulations promulgated thereunder.

     It is intended that each Master Portfolio's assets, income and distributions will be managed in such a way that an entity electing and qualifying as a "regulated investment company" under the Code can continue to so qualify by investing substantially all of its assets through the Master Portfolio, provided that the regulated investment company meets other requirements for such qualifications not within the control of the Master Portfolio (e.g., distributing at least 90% of the regulated investment company's "investment company taxable income" annually).

  FUTURES CONTRACTS

     The Master Portfolios may purchase futures contracts to gain exposure to market changes as this may be more efficient or cost effective than actually buying the securities. A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date and is exchange traded. Upon entering into a futures contract, the Master Portfolios are required to pledge to the broker an amount of cash, U.S. Government securities or other high-quality debt securities equal to the minimum "initial margin" requirements of the exchange. Pursuant to the contract, the Master Portfolios agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Master Portfolios as unrealized gains or losses. When the contract is closed, the Master Portfolios record a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Pursuant to regulations and/or published positions of the Securities and Exchange Commission, the Master Portfolios are required to segregate cash, U.S. Government securities or high quality, liquid debt instruments in connection with futures transactions. Risks of entering into futures contracts include the possibility that there may be an illiquid market and that a change in the value of the contracts may not correlate with changes in the value of the underlying securities.

     At December 31, 2001, the open futures contracts outstanding were as follows:

                            NUMBER OF        FUTURES      EXPIRATION         NOTIONAL      NET UNREALIZED
MASTER PORTFOLIO            CONTRACTS         INDEX          DATE         CONTRACT VALUE    APPRECIATION
----------------            ---------      ------------   ----------      --------------   --------------
Extended Index
   Master Portfolio            15          Russell 2000    03/14/02       $    3,669,750   $       41,250
                                                                                           ==============
International Index
   Master Portfolio             5          Euro 50         03/15/02       $      170,601   $        3,985
                                2          FTSE 100        03/15/02              151,681              942
                                5          Nikkei 300      03/15/02               77,827              921
                                                                                           --------------
                                                                                           $        5,848
                                                                                           ==============
S&P 500 Index
   Master Portfolio           110          S&P 500         03/15/02       $   31,603,000   $      269,524
                                                                                           ==============

     The Extended Index and S&P 500 Index Master Portfolios have pledged to brokers U.S. Treasury Bills for initial margin requirements with face amounts of $600,000 and $8,050,000, respectively.

     The International Index Master Portfolio has pledged to a broker a cash balance in the amount of $548,920 for initial margin requirements.

  REPURCHASE AGREEMENTS

     Each Master Portfolio may enter into repurchase agreements with banks and securities dealers. These transactions involve the purchase of securities with a simultaneous commitment to resell the securities to the bank or the dealer at an agreed-upon date and price. A repurchase agreement is accounted for as a loan by the Master Portfolio to the seller, collateralized by securities, which are delivered to the Master Portfolio's custodian, or to an agent bank under a tri-party agreement. The securities are marked-to-market daily and additional securities are acquired as needed, to ensure that their value equals or exceeds the repurchase price plus accrued interest. None of the Master Portfolios held repurchase agreements at December 31, 2001.

  FORWARD CURRENCY EXCHANGE CONTRACTS

     A foreign currency or cross currency exchange contract is an agreement to pay or receive specific amounts of a currency at a future date in exchange for another currency at an agreed-upon exchange rate. The International Index Master Portfolio may use foreign currency or cross currency exchange contracts to hedge certain foreign currency assets and liabilities. Contracts are recorded at market value and marked-to-market daily. The International Index Master Portfolio could be exposed to risk if the counterparties to the contracts were unable to meet the terms of the contract, or if there were unanticipated movements in the value of a foreign currency relative to the U.S. dollar and other foreign currencies. The amount at risk for such foreign currency or cross currency exchange contracts may exceed the amount reflected in the financial statements.

     As of December 31, 2001, the International Index Master Portfolio held the following forward foreign currency exchange contracts:

                                     FOREIGN                         FOREIGN                          NET
                                     CURRENCY        EXCHANGE        CURRENCY       U.S. DOLLAR    UNREALIZED
CURRENCY                          PURCHASED/SOLD       DATE        COST/PROCEEDS       VALUE       GAIN (LOSS)
--------                          --------------     --------      -------------    -----------    ----------
PURCHASE CONTRACTS
British Pound Sterling                   410,341     03/07/02      $     585,054    $    594,926   $    9,872
Euro                                   1,066,912     03/07/02            947,866         947,565         (301)
Japanese Yen                          41,169,234     03/07/02            325,740         315,160      (10,580)
                                                                                                   ----------
                                                                                          TOTAL    $   (1,009)
                                                                                                   ==========
SALE CONTRACTS
British Pound Sterling                   224,152     03/07/02      $     324,650    $    324,982   $     (332)
Euro                                     530,233     03/07/02            468,940         470,920       (1,980)
Japanese Yen                          30,293,852     03/07/02            232,770         231,907          863
                                                                                                   ----------
                                                                                          TOTAL    $   (1,449)
                                                                                                   ==========

2.  AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

    Pursuant to an Investment Advisory Contract with each Master Portfolio, Barclays Global Fund Advisors ("BGFA") provides investment guidance and policy direction in connection with the management of each Master Portfolio's assets. BGFA is a California corporation indirectly owned by Barclays Bank PLC. BGFA is entitled to receive 0.15% of the first $1 billion, and 0.10% thereafter of the average daily net assets of the International Index Master Portfolio and 0.08%, 0.08%, 0.05%, and 0.01% of the average daily net assets of Bond Index, Extended sIndex, S&P 500 Index, and U.S. Equity Index Master Portfolios, respectively, as compensation for advisory services.

     Investors Bank & Trust Company ("IBT") serves as the custodian to each Master Portfolio. IBT will not be entitled to receive fees for its custodial services, so long as it is entitled to receive a separate fee from Barclays Global Investors, N.A. ("BGI") for its services as sub-administrator of each Master Portfolio.

     Stephens Inc. ("Stephens") is the sponsor and placement agent for the Master Portfolios.

     MIP has entered into administrative services arrangements with BGI and Stephens as co-administrators who have agreed jointly to provide general administrative services to the Master Portfolios such as managing and coordinating third-party service relationships. BGI and Stephens are entitled to receive a fee at an annual rate of 0.02% and 0.01% of the average daily net assets of the Extended Index and U.S. Equity Index Master Portfolios, respectively, and 0.10% of the first $1 billion, and 0.07% thereafter, of the average daily net assets of the International Index Master Portfolio. Stephens and BGI are not entitled to compensation for providing administration services to the S&P 500 Index and the Bond Index Master Portfolios for so long as BGI or Stephens are entitled to compensation for providing co-administration services to corresponding feeder funds that invest substantially all of their assets in the Master Portfolios, or either BGI and Stephens (or an affiliate) receives advisory fees from the Master Portfolios. BGI and Stephens may delegate certain of their administrative duties to sub-administrators.

     Barclays Global Investors Services ("BGIS"), a subsidiary of BGI, may serve as a broker-dealer for the Master Portfolios. For the year ended December 31, 2001, BGIS received brokerage commissions from the Extended Index Master Portfolio in the amount of $444, related to the purchases and sales of portfolio investments.

     As a result of using an index approach to investing, the International Index Master Portfolio held shares of Barclays PLC, with a current market value of $759,813, as of December 31, 2001. Barclays PLC is an affiliate of BGFA, the Master Portfolios' investment advisor.

     Pursuant to an exemptive order issued by the Securities and Exchange Commission, each Master Portfolio may invest in the Institutional Shares of the Barclays Global Investors Funds Institutional Money Market Fund ("IMMF"). The IMMF is a feeder fund in a master/feeder fund structure that invests substantially all of its assets in the Money Market Master Portfolio, which is managed by BGFA, the Master Portfolios' investment advisor. The IMMF is an open-end money market fund available only to institutional investors and other investment companies managed by BGFA. The IMMF seeks a high level of income consistent with liquidity and the preservation of capital. While the IMMF does not directly charge a management fee, the master portfolio in which it invests in, does charge an advisory fee. Income distributions from the IMMF are declared daily and paid monthly from net investment income. Income distributions earned by the Master Portfolios are recorded as either interest income or securities lending income in the accompanying Statements of Operations.

     Certain officers and trustees of MIP are also officers of Stephens and BGI. As of December 31, 2001 these officers of Stephens and BGI collectively owned less than 1% of the Master Portfolios' outstanding beneficial interests.

3.  INVESTMENT PORTFOLIO TRANSACTIONS
    Investment transactions (exclusive of short-term investments) for the year ended December 31, 2001 were as follows:

                                       U.S. GOVERNMENT OBLIGATIONS                OTHER SECURITIES
                                      ----------------------------        --------------------------------
MASTER PORTFOLIO                        PURCHASES        SALES              PURCHASES            SALES
----------------                      -------------  -------------        -------------       ------------
Bond Index Master Portfolio           $ 196,939,616  $ 198,419,235        $ 110,899,202       $ 57,626,258
Extended Index Master
  Portfolio                                      --             --           27,931,976         41,502,801
International Index Master
  Portfolio                                      --             --           18,311,340          6,371,149
S&P 500 Index Master
  Portfolio                                      --             --          258,686,587        262,909,712

     At December 31, 2001 the Master Portfolios' aggregate unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

                                                                                            NET UNREALIZED
                                                       UNREALIZED        UNREALIZED          APPRECIATION
MASTER PORTFOLIO                        TAX COST      APPRECIATION      DEPRECIATION        (DEPRECIATION)
----------------                    ---------------   ------------    --------------        --------------
Bond Index Master Portfolio         $   569,192,761   $ 15,504,743    $   (2,478,957)       $   13,025,786
Extended Index Master
  Portfolio                             216,000,241     31,830,566       (69,274,451)          (37,443,885)
International Index Master
  Portfolio                             119,432,717        965,425       (23,964,299)          (22,998,874)
S&P 500 Index Master
  Portfolio                           2,954,192,299    440,733,773      (420,570,740)           20,163,033

4.  PORTFOLIO SECURITIES LOANED

    Each Master Portfolio may lend its investment securities to approved borrowers such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Master Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued, or guaranteed by the U.S. Government. The initial collateral received is required to have a value of at least 102% of the market value of the loaned securities for securities denominated in U.S. dollars and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current market value of the securities on loan. The risks to the Master Portfolios of securities lending are that the borrower may not provide additional collateral when required, or return the securities when due.

     As of December 31, 2001, certain Master Portfolios had loaned securities which were collateralized by cash. The cash collateral was invested in commercial paper and money market mutual funds. The market value of the securities on loan at December 31, 2001 and the value of the related collateral are disclosed in the Statements of Assets and Liabilities.

5.  FINANCIAL HIGHLIGHTS
    Financial highlights for each of the Master Portfolios were as follows:

                                     YEAR ENDED       YEAR ENDED    PERIOD ENDED          YEAR ENDED     YEAR ENDED     YEAR ENDED
                                    DECEMBER 31,     DECEMBER 31,   DECEMBER 31,         FEBRUARY 28,   FEBRUARY 28,   FEBRUARY 28,
                                        2001             2000           1999                 1999           1998           1997
                                    ------------     ------------   ------------         ------------   ------------   ------------
BOND INDEX MASTER PORTFOLIO
   Ratio of expenses to average
     net assets(4)                      0.08%            0.08%          0.08%(1)             0.08%          0.08%          0.09%
   Ratio of net investment income
     to average net assets(4)           5.98%(7)         6.73%          6.44%(1)             6.31%          6.73%          6.83%
   Portfolio turnover rate                53%              52%            25%(1)               28%            59%            39%
   Total return                         8.94%           11.91%         (0.67)%(1),(5)        6.39%         10.51%          4.47%
EXTENDED INDEX MASTER
   PORTFOLIO
   Ratio of expenses to average
     net assets(4)                      0.10%            0.10%          0.10%(2)              N/A            N/A            N/A
   Ratio of net investment income
     to average net assets(4)           1.08%            0.93%          1.26%(2)              N/A            N/A            N/A
   Portfolio turnover rate                17%              38%            17%(2)              N/A            N/A            N/A
   Total return                        (9.44)%         (14.53)%        36.30%(2),(5)          N/A            N/A            N/A
INTERNATIONAL INDEX MASTER
   PORTFOLIO
   Ratio of expenses to average
     net assets(4),(5)                  0.25%            0.25%          0.25%(3)              N/A            N/A            N/A
   Ratio of net investment income
     to average net assets(4)           1.50%            1.47%          0.82%(3)              N/A            N/A            N/A
   Portfolio turnover rate                 7%              45%            39%(3)              N/A            N/A            N/A
   Total return                       (21.35)%         (14.85)%        20.50%(3),(5)          N/A            N/A            N/A
S&P 500 INDEX MASTER PORTFOLIO
   Ratio of expenses to average
     net assets(4)                      0.05%            0.05%          0.05%(1)             0.05%          0.05%          0.05%
   Ratio of net investment income
     to average net assets(4)           1.31%            1.22%          1.44%(1)             1.61%          1.89%          2.31%
   Portfolio turnover rate                 9%              10%             7%(1)               11%             6%             4%
   Total return                       (11.96)%          (9.19)%        19.82%(1),(5)        19.65%         34.77%         25.97%
U.S. EQUITY INDEX MASTER
   PORTFOLIO
   Ratio of expenses to average
     net assets(4),(6)                  0.09%            0.08%          0.08%(2)              N/A            N/A            N/A
   Ratio of net investment income
     to average net assets(4),(6)       1.37%            1.13%          1.39%(2)              N/A            N/A            N/A
   Portfolio turnover rate(8)             11%              17%             9%(2)              N/A            N/A            N/A
   Total return                       (11.51)%         (10.54)%        21.40%(2),(5)          N/A            N/A            N/A

----------
  (1) For the ten months ended December 31, 1999. The Bond Index and S&P 500 Index Master Portfolios changed their fiscal year end from February 28 to December 31.
  (2) Period from March 1, 1999 (commencement of operations) to December 31,
      1999.
  (3) Period from October 1, 1999 (commencement of operations) to December 31, 1999.
  (4) Annualized for periods of less than one year.
  (5) Not annualized.
  (6) Includes expenses allocated from the underlying Master Portfolios in which this Master Portfolio invests (see Note 1).
  (7) Effective January 1, 2001, the Bond Index Master Portfolio adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. The effect of this change for the year ended December 31, 2001 for the Bond Index Master Portfolio was to decrease the ratio of net investment income to average net assets from 6.37% to 5.98%. Ratios and supplemental data for the periods prior to January 1, 2001 have not been restated to reflect this change in policy.
  (8) Calculated on a weighted average of the portfolio turnover rates of each of the underlying Master Portfolios in which this Master Portfolio invests (see Note 1).

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2001
--------------------------------------------------------------------------------
BOND INDEX
MASTER PORTFOLIO

----------------------------------------------------------------------------------------
SECURITY                                                    FACE AMOUNT            VALUE
----------------------------------------------------------------------------------------
CORPORATE BONDS & NOTES--39.65%
----------------------------------------------------------------------------------------
AEROSPACE/DEFENSE--0.77%
   Lockheed Martin Corp.
    8.20%, 12/01/09                                        $  1,500,000     $  1,687,842
   Northrop Grumman Corp.
    7.13%, 02/15/11                                             500,000          521,984
   Raytheon Co.
    7.38%, 07/15/25                                           1,000,000          931,244
   United Technologies Corp.
    6.63%, 11/15/04                                           1,000,000        1,064,485
                                                                            ------------
                                                                               4,205,555
                                                                            ------------
AIRLINES--0.24%
   Continental Airlines Inc.
    6.65%, 09/15/17                                             916,312          800,208
   Delta Air Lines Inc.
    7.57%, 11/18/10                                             500,000          494,674
                                                                            ------------
                                                                               1,294,882
                                                                            ------------
AUTO MANUFACTURERS--1.13%
   DaimlerChrysler NA Holding
    Corp.
    7.40%, 01/20/05                                           1,000,000        1,044,802
    7.75%, 01/18/11                                             500,000          518,792
    8.50%, 01/18/31                                             500,000          533,755
   Ford Motor Company
    6.38%, 02/01/29                                           1,000,000          802,540
    7.45%, 07/16/31                                           1,500,000        1,374,282
   General Motors Corp.
    6.25%, 05/01/05                                           1,000,000        1,006,573
    6.75%, 05/01/28                                           1,000,000          875,714
                                                                            ------------
                                                                               6,156,458
                                                                            ------------
BANKS--6.53%
   ABN Amro Bank NV
    7.30%, 12/01/26                                             500,000          494,570
   Bank of America Corp.
    6.25%, 04/01/08                                           1,000,000        1,020,076
   Bank of New York Co. Inc.
    6.50%, 12/01/03                                           1,000,000        1,054,777
   Bank of Tokyo-Mitsubishi Ltd.
    8.40%, 04/15/10                                           1,000,000        1,091,147
   Bank One Corp.
    5.90%, 11/15/11                                           1,000,000          965,025
    6.50%, 02/01/06                                           1,000,000        1,045,072
    7.63%, 08/01/05                                             500,000          540,302
   BankBoston Corp.
    6.50%, 12/19/07                                           1,022,000        1,051,974
   Chase Manhattan Corp.
    5.75%, 04/15/04                                           1,000,000        1,039,173
   Credit Suisse First Boston
    5.88%, 08/01/06                                           1,500,000        1,525,900
   Deutsche Bank AG
    6.70%, 12/13/06                                           1,000,000        1,049,615
   First Union Capital Corp.
    8.04%, 12/01/26                                           1,000,000        1,007,196
   First Union Corp.
    6.63%, 07/15/05                                             500,000          527,608
   International Bank of
    Reconstruction &
    Development
    4.75%, 04/30/04                                           3,000,000        3,076,164
    6.38%, 07/21/05                                           1,000,000        1,062,995
    7.00%, 01/27/05                                           1,500,000        1,624,810
   JP Morgan Chase & Co.
    6.75%, 02/01/11                                           1,000,000        1,023,676
   KeyCorp
    6.75%, 03/15/06                                           1,500,000        1,552,114
   KFW International Finance Inc.
    7.63%, 02/15/04                                           3,500,000        3,776,290
    8.00%, 02/15/10                                             250,000          285,486
   Korea Development Bank
    7.13%, 04/22/04                                           1,000,000        1,057,666
   Mellon Capital II
    8.00%, 01/15/27                                           1,000,000        1,041,370
   National City Corp.
    7.20%, 05/15/05                                             500,000          535,865
   NationsBank Corp.
    7.75%, 08/15/15                                           1,000,000        1,091,243
   Republic New York Corp.
    7.75%, 05/15/09                                           1,000,000        1,084,470
   Santander Financial Issuances
    6.80%, 07/15/05                                           1,000,000        1,046,355
   Sanwa Bank Ltd.
    7.40%, 06/15/11                                           1,000,000          932,829
   SunTrust Banks Inc.
    6.38%, 04/01/11                                             500,000          507,696
   Swiss Bank Corp.
    7.38%, 07/15/15                                           1,200,000        1,296,659
   US Bank NA Minnesota
    6.38%, 08/01/11                                           1,000,000        1,008,720
   Wells Fargo Bank NA
    7.55%, 06/21/10                                           1,000,000        1,094,588
                                                                            ------------
                                                                              35,511,431
                                                                            ------------
BEVERAGES--0.73%
   Anheuser-Busch Companies Inc.
    9.00%, 12/01/09                                           1,500,000        1,807,914
   Coca-Cola Enterprises Inc.
    8.00%, 09/15/22                                           1,000,000        1,148,077
   Diageo PLC
    6.13%, 08/15/05                                           1,000,000        1,032,942
                                                                            ------------
                                                                               3,988,933
                                                                            ------------
CHEMICALS--0.10%
   Dow Chemical Co.
    8.63%, 04/01/06                                             500,000          563,958
                                                                            ------------
COMPUTERS--0.57%
   International Business
    Machines Corp.
    5.63%, 04/12/04                                           3,000,000        3,117,861
                                                                            ------------
COSMETICS/PERSONAL CARE--0.21%
   Procter & Gamble Co.
    8.50%, 08/10/09                                           1,000,000        1,168,287
                                                                            ------------
DIVERSIFIED FINANCIAL SERVICES--8.19%
   American General Finance
    Corp.
    5.88%, 07/14/06                                           1,000,000        1,014,696
   Associates Corp. NA
    6.88%, 11/15/08                                           1,410,000        1,486,384
    6.95%, 11/01/18                                           1,000,000        1,029,465
   AXA Financial Inc.
    7.75%, 08/01/10                                           1,000,000        1,086,416
   Bear Stearns Companies Inc.
    6.75%, 04/15/03                                           1,000,000        1,042,354
   Boeing Capital Corp.
    5.65%, 05/15/06                                           1,500,000        1,498,216
   Capital One Bank
    6.88%, 02/01/06                                           1,000,000          975,636
   Citigroup Inc.
    7.88%, 05/15/25                                           1,000,000        1,125,489

                                       169

----------------------------------------------------------------------------------------
SECURITY                                                    FACE AMOUNT            VALUE
----------------------------------------------------------------------------------------
   Countrywide Funding Corp.
    6.88%, 09/15/05                                        $  1,000,000     $  1,047,074
   Ford Motor Credit Co.
    7.25%, 10/25/11                                           1,000,000          973,126
    7.50%, 03/15/05                                           3,400,000        3,519,486
    7.88%, 06/15/10                                           1,000,000        1,014,154
   General Electric Capital Corp.
    6.50%, 12/10/07                                           1,000,000        1,062,485
    6.80%, 11/01/05                                           1,000,000        1,071,273
    7.25%, 05/03/04                                           2,000,000        2,158,632
   General Motors Acceptance
    Corp.
    6.13%, 09/15/06                                             500,000          494,874
    6.75%, 01/15/06                                           1,000,000        1,016,466
    6.88%, 09/15/11                                           1,000,000          979,559
    7.13%, 05/01/03                                           4,500,000        4,646,817
    7.25%, 03/02/11                                             500,000          502,051
   Goldman Sachs Group Inc.
    7.63%, 08/17/05                                           1,000,000        1,082,140
   Heller Financial Inc.
    6.40%, 01/15/03                                           1,000,000        1,040,766
   Household Finance Corp.
    6.00%, 05/01/04                                           2,000,000        2,078,892
    6.50%, 01/24/06                                           1,000,000        1,024,948
    8.00%, 07/15/10                                           1,000,000        1,076,487
   Lehman Brothers Inc.
    7.63%, 06/01/06                                           2,500,000        2,689,300
   Merrill Lynch & Co. Inc.
    6.00%, 02/17/09                                           2,000,000        1,991,632
    6.38%, 10/15/08                                           1,000,000        1,019,401
   Morgan Stanley Dean
    Witter & Co.
    5.63%, 01/20/04                                           1,000,000        1,035,107
    8.00%, 06/15/10                                           1,000,000        1,099,491
   National Rural Utilities
    6.00%, 05/15/06                                             500,000          507,937
   Norwest Financial Inc.
    5.38%, 09/30/03                                           1,000,000        1,030,546
   Washington Mutual Inc.
    7.50%, 08/15/06                                           1,000,000        1,079,354
                                                                            ------------
                                                                              44,500,654
                                                                            ------------
ELECTRIC--2.99%
   American Electric Power
    Inc., Series A
    6.13%, 05/15/06                                           1,000,000          989,919
   Dominion Resources Inc.
    7.63%, 07/15/05                                           1,000,000        1,066,165
    8.13%, 06/15/10                                           1,000,000        1,101,840
   Duke Energy Field Services
    Corp.
    7.50%, 08/16/05                                           1,000,000        1,045,131
   FirstEnergy Corp.
    5.50%, 11/15/06                                           1,000,000          983,912
    7.38%, 11/15/31                                             500,000          488,141
   Houston Lighting & Power Co.
    6.50%, 04/21/03                                           4,000,000        4,110,976
   HQI Transelec Chilie SA
    7.88%, 04/15/11                                             500,000          505,966
   Korea Electric Power Corp.
    6.38%, 12/01/03                                           1,000,000        1,035,260
   Niagara Mohawk Power Corp.
    7.38%, 07/01/03                                             756,098          786,508
    7.63%, 10/01/05                                             529,268          559,851
   Progress Energy Inc.
    7.75%, 03/01/31                                             500,000          534,788
   PSEG Power
    7.75%, 04/15/11                                           1,000,000        1,047,966
   Texas Utilities Co.
    6.38%, 01/01/08                                           1,000,000          989,699
   Wisconsin Energy Corp.
    5.88%, 04/01/06                                           1,000,000        1,014,285
                                                                            ------------
                                                                              16,260,407
                                                                            ------------
ELECTRONICS--0.18%
   Midwest Generation LLC
    8.56%, 01/02/16                                           1,000,000          981,240
                                                                            ------------
ENERGY & RELATED--0.10%
   MidAmerican Energy Holdings Co.
    8.48%, 09/15/28                                             500,000          540,420
                                                                            ------------
FOOD--1.89%
   Albertson's Inc.
    6.63%, 06/01/28                                           1,000,000          924,650
   Archer-Daniels-Midland Co.
    8.38%, 04/15/17                                             500,000          596,762
   ConAgra Foods Inc.
    6.00%, 09/15/06                                             500,000          511,651
    7.40%, 09/15/04                                           1,000,000        1,075,045
   Delhaize America Inc.
    7.38%, 04/15/06                                           1,000,000        1,060,145
   Fred Meyer Inc.
    7.45%, 03/01/08                                           1,000,000        1,074,008
   Kellogg Co.
    6.60%, 04/01/11                                           1,000,000        1,027,749
   Kraft Foods Inc.
    5.63%, 11/01/11                                           1,000,000          969,810
   Kroger Co.
    7.00%, 05/01/18                                           1,000,000          993,461
   Safeway Inc.
    6.50%, 11/15/08                                           1,000,000        1,027,796
   Tyson Foods Inc.
    7.25%, 10/01/06                                           1,000,000        1,037,006
                                                                            ------------
                                                                              10,298,083
                                                                            ------------
FOREST PRODUCTS & PAPER--0.58%
   Abitibi-Consolidated Inc.
    8.55%, 08/01/10                                           1,000,000        1,053,689
   Georgia Pacific Corp.
    9.50%, 12/01/11                                           1,000,000        1,069,838
   International Paper Co.
    6.75%, 09/01/11                                             500,000          505,594
   Weyerhaeuser Co.
    6.00%, 08/01/06                                             500,000          501,759
                                                                            ------------
                                                                               3,130,880
                                                                            ------------
HOUSEHOLD PRODUCTS/WARES--0.20%
   Unilever Capital Corp.
    6.88%, 11/01/05                                           1,000,000        1,067,031
                                                                            ------------
INSURANCE--0.39%
   Allstate Corp.
    7.20%, 12/01/09                                           1,000,000        1,058,791
   Lion Connecticut Holdings
    Inc.
    7.13%, 08/15/06                                           1,000,000        1,063,098
                                                                            ------------
                                                                               2,121,889
                                                                            ------------
MACHINERY-CONSTRUCTION & MINING--0.20%
   Caterpillar Inc.
    7.25%, 09/15/09                                           1,000,000        1,087,241
                                                                            ------------

                                       170
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
----------------------------------------------------------------------------------------
SECURITY                                                    FACE AMOUNT            VALUE
----------------------------------------------------------------------------------------
MANUFACTURERS--0.18%
   Tyco International Group
    6.88%, 01/15/29                                        $  1,000,000     $    959,333
                                                                            ------------
MANUFACTURING--0.11%
   Norsk Hydro ASA
    6.36%, 01/15/09                                             590,000          590,909
                                                                            ------------
MEDIA--2.48%
   Comcast Cable
    Communications
    8.38%, 05/01/07                                           2,000,000        2,205,194
   TCI Communications Inc.
    7.12%, 02/15/28                                             500,000          474,813
    8.75%, 08/01/15                                           1,500,000        1,698,782
   Time Warner
    Entertainment Co.
    8.38%, 03/15/23                                           2,500,000        2,786,873
   Viacom Inc.
    7.75%, 06/01/05                                           3,500,000        3,773,935
   Walt Disney Co. (The)
    5.13%, 12/15/03                                           2,000,000        2,036,410
    6.75%, 03/30/06                                             500,000          520,417
                                                                            ------------
                                                                              13,496,424
                                                                            ------------
MINING--0.20%
   Alcoa Inc.
    7.38%, 08/01/10                                           1,000,000        1,088,873
                                                                            ------------
MULTI-NATIONAL--0.84%
   Asian Development Bank
    6.75%, 06/11/07                                           1,000,000        1,073,612
   Inter-American Development
    Bank
    7.00%, 06/16/03                                           1,500,000        1,589,715
    7.38%, 01/15/10                                           1,000,000        1,112,129
    8.40%, 09/01/09                                             200,000          235,372
    8.50%, 03/15/11                                             450,000          536,725
                                                                            ------------
                                                                               4,547,553
                                                                            ------------
OIL & GAS PRODUCERS--1.87%
   Amerada Hess Corp.
    7.30%, 08/15/31                                             500,000          503,532
   Amoco Canada
    7.25%, 12/01/02                                           1,000,000        1,043,510
   Anadarko Finance Co.
    7.50%, 05/01/31                                           1,000,000        1,042,166
   Burlington Resource Finance
    5.60%, 12/01/06                                           1,000,000          983,108
   Conoco Funding Co.
    6.35%, 10/15/11                                             500,000          504,381
   Conoco Inc.
    5.90%, 04/15/04                                           1,000,000        1,038,546
   Devon Financing Corp. ULC
    6.88%, 09/30/11                                           1,000,000          977,788
   Occidental Petroleum Corp.
    7.20%, 04/01/28                                           1,000,000          985,088
   Petroleos Mexicanos
    9.25%, 03/30/18                                           1,000,000        1,035,000
    9.38%, 12/02/08                                           1,000,000        1,080,000
   Phillips 66 Capital Trust II
    8.00%, 01/15/37                                           1,000,000          997,387
                                                                            ------------
                                                                              10,190,506
                                                                            ------------
PHARMACEUTICALS--0.47%
   Abbott Laboratories
    5.13%, 07/01/04                                           1,000,000        1,029,916
   American Home Products
    Corp.
    6.25%, 03/15/06                                             500,000          517,728
   Bristol-Myers Squibb Co.
    5.75%, 10/01/11                                           1,000,000          990,575
                                                                            ------------
                                                                               2,538,219
                                                                            ------------
PIPELINES--0.45%
   Columbia Energy Group
    7.62%, 11/28/25                                           1,000,000          937,619
   Sonat Inc.
    7.63%, 07/15/11                                           1,000,000        1,015,015
   Williams Companies Inc.
    7.50%, 01/15/31                                             500,000          487,106
                                                                            ------------
                                                                               2,439,740
                                                                            ------------
PUBLISHING--0.19%
   News America Holdings Inc.
    7.60%, 10/11/15                                           1,000,000        1,018,170
                                                                            ------------
REAL ESTATE--0.28%
   EOP Operating LP
    6.38%, 02/15/03                                           1,000,000        1,029,750
    7.00%, 07/15/11                                             500,000          503,407
                                                                            ------------
                                                                               1,533,157
                                                                            ------------
REAL ESTATE INVESTMENT TRUSTS--0.09%
   AvalonBay Communities Inc.
    6.63%, 09/15/11                                             500,000          490,969
                                                                            ------------
RETAIL--0.78%
   Dayton Hudson
    6.65%, 08/01/28                                           1,000,000        1,002,004
   Federated Department
    Stores Inc.
    6.63%, 04/01/11                                           1,000,000          985,007
   Wal-Mart Stores Inc.
    8.50%, 09/15/24                                           2,000,000        2,233,826
                                                                            ------------
                                                                               4,220,837
                                                                            ------------
TELECOMMUNICATIONS--1.62%
   AT&T Wireless Services Inc.
    7.88%, 03/01/11                                           1,000,000        1,069,009
   Bell Telephone Canada
    9.50%, 10/15/10                                             250,000          289,866
   British Telecom PLC
    8.13%, 12/15/10                                           1,000,000        1,106,905
   Cingular Wireless
    5.63%, 12/15/06                                           1,000,000        1,008,330
   Citizens Communications
    8.50%, 05/15/06                                           1,000,000        1,069,350
   Cox Communications Inc.
    7.50%, 08/15/04                                           1,000,000        1,067,010
   Qwest Corp.
    7.63%, 06/09/03                                           1,000,000        1,022,496
   Telus Corp.
    8.00%, 06/01/11                                           1,000,000        1,061,172
   Vodafone Group PLC
    7.75%, 02/15/10                                           1,000,000        1,098,296
                                                                            ------------
                                                                               8,792,434
                                                                            ------------
TELEPHONE--3.86%
   AT&T Corp.
    6.50%, 11/15/06                                           2,000,000        2,033,212
    8.00%, 11/15/31                                             500,000          523,284

                                       171

----------------------------------------------------------------------------------------
SECURITY                                                    FACE AMOUNT            VALUE
----------------------------------------------------------------------------------------
   British Telecom PLC
    7.88%, 12/15/05                                        $    500,000     $    535,604
   Deutsche Telekom
    International
    Finance AG
    8.00%, 06/15/10                                           1,000,000        1,094,389
    8.25%, 06/15/30                                           1,000,000        1,109,876
   New York Telephone Co.
    6.00%, 04/15/08                                             500,000          496,613
    7.00%, 12/01/33                                           2,305,000        2,141,195
   Qwest Capital Funding
    5.88%, 08/03/04                                           1,000,000          989,897
    7.25%, 02/15/11                                           1,000,000          974,472
    7.75%, 02/15/31                                           1,000,000          959,472
   Sprint Capital Corp.
    6.13%, 11/15/08                                           3,000,000        2,914,197
   Telefonica Europe BV
    8.25%, 09/15/30                                             500,000          550,817
   WorldCom Inc.
    6.25%, 08/15/03                                           1,000,000        1,025,071
    6.40%, 08/15/05                                           2,500,000        2,526,115
    7.50%, 05/15/11                                           1,000,000        1,028,675
    7.88%, 05/15/03                                           1,000,000        1,045,463
    8.25%, 05/15/31                                           1,000,000        1,057,055
                                                                            ------------
                                                                              21,005,407
                                                                            ------------
TRANSPORTATION--1.23%
   Burlington North Santa
    Fe Corp.
    6.53%, 07/15/37                                           1,000,000        1,044,161
    7.13%, 12/15/10                                           1,000,000        1,049,342
   Canadian National
    Railway Co.
    6.45%, 07/15/00                                           1,300,000        1,339,567
   CSX Corp.
    7.90%, 05/01/17                                           1,000,000        1,115,004
   Norfolk Southern Corp.
    7.70%, 05/15/17                                           1,000,000        1,091,529
   Union Pacific Corp.
    6.79%, 11/09/07                                           1,000,000        1,032,283
                                                                            ------------
                                                                               6,671,886
                                                                            ------------
TOTAL CORPORATE BONDS & NOTES
    (Cost: $209,802,522)                                                     215,579,627
                                                                            ------------
----------------------------------------------------------------------------------------
(2) FOREIGN GOVERNMENT BONDS & NOTES--3.06%
----------------------------------------------------------------------------------------
   Corp. Andina de Fomento
    7.75%, 03/01/04                                           1,000,000        1,063,505
   France Telecom SA
    7.75%, 03/01/11                                           1,500,000        1,606,663
   Hydro Quebec
    8.40%, 01/15/22                                           2,000,000        2,391,290
   Italy (Republic of)
    6.00%, 02/22/11                                           2,000,000        2,030,436
   Manitoba (Province of)
    4.25%, 11/20/06                                           1,000,000          970,450
   Mexico Government
    International Bond
    9.88%, 01/15/07                                           1,000,000        1,132,500
    11.50%, 05/15/26                                          1,000,000        1,274,000
   Ontario (Province of)
    7.63%, 06/22/04                                           3,750,000        4,074,949
   Quebec (Province of)
    5.75%, 02/15/09                                           1,000,000          999,813
   United Mexican States
    8.50%, 02/01/06                                           1,000,000        1,072,500
                                                                            ------------
TOTAL FOREIGN GOVERNMENT
  BONDS & NOTES
   (Cost: $16,117,924)                                                        16,616,106
                                                                            ------------
----------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY
OBLIGATIONS--49.68%
----------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES--30.93%
   U.S. Treasury Bonds
    5.25%, 02/15/29                                           3,700,000        3,473,808
    6.00%, 02/15/26                                           1,200,000        1,236,750
    6.13%, 11/15/27                                           1,600,000        1,683,062
    6.25%, 05/15/30                                           3,500,000        3,791,347
    6.50%, 11/15/26                                           1,500,000        1,645,663
    7.13%, 02/15/23                                           2,200,000        2,561,711
    7.25%, 05/15/16                                           1,800,000        2,081,039
    7.50%, 11/15/16                                             500,000          591,269
    7.63%, 02/15/25                                           2,800,000        3,459,641
    8.00%, 11/15/21                                           3,250,000        4,112,647
    8.13%, 08/15/19                                           1,850,000        2,335,769
    8.75%, 11/15/08                                             500,000          550,898
    8.75%, 05/15/17                                           1,600,000        2,101,688
    8.75%, 05/15/20                                           2,800,000        3,752,000
    9.13%, 05/15/09                                           1,000,000        1,123,984
    9.13%, 05/15/18                                           1,500,000        2,044,629
    9.25%, 02/15/16                                             600,000          811,313
    9.38%, 02/15/06                                             800,000          954,250
    9.88%, 11/15/15                                           1,500,000        2,117,109
    10.38%, 11/15/12                                          1,300,000        1,667,758
    11.25%, 02/15/15                                            650,000          994,932
    11.75%, 11/15/14                                            500,000          715,097
    12.00%, 08/15/13                                          1,100,000        1,536,777
    12.50%, 08/15/14                                            400,000          587,766
    12.75%, 11/15/10                                            500,000          650,351
    13.25%, 05/15/14                                            850,000        1,281,110
    13.88%, 05/15/11                                            600,000          825,235
   U.S. Treasury Notes
    3.50%, 11/15/06                                           1,800,000        1,735,171
    4.25%, 11/15/03                                           1,500,000        1,535,742
    4.63%, 05/15/06                                           1,000,000        1,013,945
    4.75%, 02/15/04                                           2,100,000        2,168,250
    4.75%, 11/15/08                                           4,300,000        4,283,204
    5.00%, 02/15/11                                           2,900,000        2,891,164
    5.25%, 05/15/04                                           3,700,000        3,857,827
    5.38%, 06/30/03                                           2,250,000        2,343,339
    5.50%, 01/31/03                                           2,100,000        2,175,140
    5.50%, 02/28/03                                           3,500,000        3,630,977
    5.50%, 03/31/03                                           3,000,000        3,117,306
    5.50%, 05/31/03                                           1,450,000        1,511,058
    5.50%, 05/15/09                                           1,500,000        1,554,433
    5.63%, 12/31/02                                           5,000,000        5,175,585
    5.63%, 02/15/06                                           3,000,000        3,161,250
    5.63%, 05/15/08                                           4,200,000        4,402,453
    5.75%, 04/30/03                                           1,000,000        1,044,141
    5.75%, 08/15/03                                           2,700,000        2,828,566
    5.75%, 11/15/05                                           6,500,000        6,866,893
    5.75%, 08/15/10                                           3,200,000        3,359,251
    5.88%, 02/15/04                                           1,000,000        1,055,156
    5.88%, 11/15/04                                           3,500,000        3,705,898
    6.00%, 08/15/04                                           2,000,000        2,122,812
    6.00%, 08/15/09                                           2,800,000        2,984,954
    6.13%, 08/15/07                                           2,100,000        2,259,470
    6.25%, 02/15/03                                           3,800,000        3,968,625
    6.25%, 02/15/07                                           2,500,000        2,701,173

                                       172

----------------------------------------------------------------------------------------
SECURITY                                                    FACE AMOUNT            VALUE
----------------------------------------------------------------------------------------
    6.50%, 05/15/05                                        $  1,000,000     $  1,080,625
    6.50%, 08/15/05                                           2,000,000        2,166,172
    6.50%, 10/15/06                                           1,700,000        1,851,473
    6.50%, 02/15/10                                           2,800,000        3,076,063
    6.63%, 05/15/07                                           2,500,000        2,747,853
    6.75%, 05/15/05                                           4,000,000        4,349,064
    6.88%, 05/15/06                                           4,100,000        4,518,327
    7.00%, 07/15/06                                           6,900,000        7,644,986
    7.25%, 08/15/04                                           8,950,000        9,773,328
    7.50%, 02/15/05                                           1,300,000        1,440,208
    7.88%, 11/15/04                                           3,000,000        3,335,742
                                                                            ------------
                                                                             168,125,227
                                                                            ------------
U.S. GOVERNMENT AGENCY BONDS & NOTES--18.75%
   Federal Home Loan Bank
    5.38%, 05/15/06                                           3,000,000        3,074,046
    5.40%, 01/15/03                                           1,500,000        1,547,025
    5.50%, 01/21/03                                           1,000,000        1,032,726
    5.95%, 07/28/08                                           3,500,000        3,629,665
    6.09%, 06/02/06                                           1,500,000        1,579,718
    6.13%, 08/15/03                                           1,000,000        1,049,510
    6.88%, 08/15/03                                           1,000,000        1,061,323
    7.63%, 05/15/07                                           1,000,000        1,126,875
   Federal Home Loan Mortgage
    Corporation
    5.00%, 01/15/04                                           5,000,000        5,159,760
    5.75%, 07/15/03                                           4,000,000        4,174,816
    5.75%, 03/15/09                                             500,000          508,786
    6.75%, 09/15/29                                           2,500,000        2,655,180
    6.88%, 09/15/10                                           2,000,000        2,157,244
    7.00%, 07/15/05                                           1,000,000        1,086,704
    7.38%, 05/15/03                                           4,000,000        4,252,772
   Federal National Mortgage
    Association
    0.00%, 06/01/17                                           1,000,000          371,077
    3.13%, 11/15/03                                           1,000,000        1,000,316
    5.13%, 02/13/04                                           3,104,000        3,209,893
    5.25%, 01/15/09                                           1,000,000          989,970
    5.50%, 02/15/06                                           3,000,000        3,090,042
    5.50%, 03/15/11                                           3,300,000        3,243,035
(1) 6.00%, 01/14/32                                          10,000,000        9,784,380
    6.25%, 02/01/11                                           1,000,000        1,017,136
    6.26%, 02/25/09                                           5,000,000        5,027,105
    6.38%, 06/15/09                                             394,000          415,388
(1) 6.50%, 01/14/32                                          25,000,000       25,000,000
    6.50%, 08/15/04                                           1,500,000        1,604,759
    6.63%, 10/15/07                                           1,000,000        1,077,696
    6.80%, 01/10/03                                           1,400,000        1,463,218
    7.00%, 07/15/05                                           3,500,000        3,808,242
    7.25%, 01/15/10                                             500,000          551,641
   Financing Corp.
    8.60%, 09/26/19                                           1,150,000        1,442,649
    9.65%, 11/02/18                                             500,000          678,985
   Tennessee Valley Authority
    6.00%, 03/15/13                                           1,000,000        1,003,043
    6.25%, 12/15/17                                           1,600,000        1,609,213
    6.88%, 12/15/43                                           1,000,000          981,094
    7.13%, 05/01/30                                             450,000          495,632
                                                                            ------------
                                                                             101,960,664
                                                                            ------------
TOTAL U.S. GOVERNMENT AND
  AGENCY OBLIGATIONS
   (Cost: $263,278,506)                                                      270,085,891
                                                                            ------------
----------------------------------------------------------------------------------------
SHORT TERM INSTRUMENTS--14.70%
----------------------------------------------------------------------------------------
   Barclays Global Investors
    Funds Institutional Money
    Market Fund,
    Institutional Shares                                     56,268,767       56,268,767
   Dreyfus Money Market
    Fund                                                      9,090,611        9,090,611
   Goldman Sachs Financial
    Square Prime Obligation
    Fund                                                      4,186,281        4,186,281
   Providian Temp Cash Money
    Market Fund                                              10,391,264       10,391,264
                                                                            ------------
TOTAL SHORT TERM INSTRUMENTS
   (Cost: $79,936,923)                                                        79,936,923
                                                                            ------------
TOTAL INVESTMENTS
  IN SECURITIES--107.09%
   (Cost $569,135,875)                                                       582,218,547
Other Assets, Less Liabilities--(7.09%)                                      (38,554,961)
                                                                            ------------
NET ASSETS--100.00%                                                         $543,663,586
                                                                            ============

NOTES TO THE SCHEDULE OF INVESTMENTS:
(1) TBA
(2) Investment is denominated in U.S. Dollars.

     The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2001
--------------------------------------------------------------------------------

EXTENDED INDEX
MASTER PORTFOLIO
-----------------------------------------------------------------------------------------
SECURITY                                                          SHARES            VALUE
-----------------------------------------------------------------------------------------
COMMON STOCKS--97.69%
-----------------------------------------------------------------------------------------
ADVERTISING--0.59%
(1) Ackerly Group Inc. (The)                                       2,920     $     51,099
(1) ADVO Inc.                                                      1,702           73,186
(1) APAC Customer Services Inc.                                    3,944           10,254
(1) Catalina Marketing Corp.                                       3,151          109,340
(1) Donnelley (R.H.) Corp.                                         2,230           64,781
(1) Getty Images Inc.                                              3,366           77,351
    Grey Global Group Inc.                                            55           36,671
     Harte-Hanks Inc.                                              3,476           97,919
(1) Interep National Radio Sales
     Inc. "A"                                                      3,040           14,288
(1) Key3Media Group Inc.                                           4,537           24,182
(1) Lamar Advertising Co.                                          5,176          219,152
(1) Marketing Services Group Inc.                                  1,300            4,134
(1) Modem Media Inc.                                               2,000            6,700
    Penton Media Inc.                                              2,119           13,265
(1) Simon Worldwide Inc.                                           1,891              303
(1) Sitel Corp.                                                    4,768           11,443
(1) 24/7 Media Inc.                                                2,732              629
(1) Valuevision International Inc. "A"                             2,142           41,962
(1) West Corp.                                                     4,233          105,571
                                                                             ------------
                                                                                  962,230
                                                                             ------------
AEROSPACE/DEFENSE--0.50%
    AAR Corp.                                                      2,040           18,380
(1) Alliant Techsystems Inc.                                       1,604          123,829
(1) BE Aerospace Inc.                                              2,187           20,055
(1) Curtiss Wright Corp.                                           1,056           50,424
(1) Fairchild Corp. (The) "A"                                      6,531           18,940
(1) GenCorp. Inc.                                                  2,957           41,723
    Hawker Pacific Aerospace                                       6,800           14,960
    HEICO Corp.                                                    1,209           18,220
(1) HEICO Corp. "A"                                                1,469           19,817
    Kreisler Manufacturing Corp.                                   2,500           20,875
(1) L-3 Communications Holdings
(1)  Inc.                                                          2,524          227,160
(1) Orbital Sciences Corp.                                         4,247           17,540
(1) Sequa Corp. "A"                                                  864           41,057
    Teledyne Technologies Inc.                                     1,800           29,322
(1) Titan Corp. (The)                                              4,376          109,181
(1) United Defense Industries Inc.                                 1,873           39,427
                                                                             ------------
                                                                                  810,910
                                                                             ------------
AGRICULTURE--0.06%
   Delta & Pine Land Co.                                           3,114           70,470
   Dimon Inc.                                                      4,000           28,800
(1) Northland Cranberries Inc. "A"                                   532              266
                                                                             ------------
                                                                                   99,536
                                                                             ------------
AIRLINES--0.28%
(1) Airtran Holdings Inc.                                          3,693           24,374
(1) Alaska Air Group Inc.                                          1,272           37,015
(1) American West Holdings
(1)  Corp. "B"                                                     2,024            7,084
(1) Atlantic Coast Airlines Holdings
     Inc.                                                          2,718           63,302
    Continental Airlines Inc. "B"                                  3,264           85,549
(1) Midwest Express Holdings Inc.                                  1,830           26,718
    Northwest Airlines Corp. "A"                                   5,635           88,469
    SkyWest Inc.                                                   3,168           80,626
    UAL Corp.                                                      2,876           38,826
                                                                             ------------
                                                                                  451,963
                                                                             ------------
APPAREL--0.17%
(1) Cherokee Inc.                                                  1,989           22,078
    Garan Inc.                                                     1,089           46,282
    Oxford Industries Inc.                                         1,514           35,730
    Phillips-Van Heusen Corporation                                2,403           26,193
    Stride Rite Corp.                                              4,777           31,289
(1) Timberland Co. "A"                                             2,452           90,920
(1) Unifi Inc.                                                     4,132           29,957
                                                                             ------------
                                                                                  282,449
                                                                             ------------
AUTO MANUFACTURERS--0.21%
(1) Aftermarket Technology Corp.                                   1,845           29,889
(1) American Axle & Manufacturing
     Holdings Inc.                                                 3,100           66,278
    AO Smith Corp. "B"                                             1,742           33,969
    BorgWarner Inc.                                                1,145           59,826
    CLARCOR Inc.                                                   1,991           54,056
(1) Dura Automotive Systems Inc.                                   1,122           12,342
    Exide Corp.                                                    3,355            4,127
    Oshkosh Truck Corp.                                            1,007           49,091
(1) Standard Automotive Corp.                                      2,600              312
(1) Starcraft Corp.                                                2,200            8,910
    Titan International Inc.                                       2,171           10,291
    Wabash National Corp.                                          2,527           19,711
                                                                             ------------
                                                                                  348,802
                                                                             ------------
AUTO PARTS & EQUIPMENT--0.29%
    ArvinMeritor Inc.                                              4,538           89,126
    Bandag Inc.                                                    1,181           41,052
(1) Collins & Aikman Corp.                                         6,000           46,200
    Donnelly Corp.                                                 1,171           15,399
    Edelbrock Corp.                                                1,734           17,479
(1) Federal-Mogul Corp.                                            4,111            3,248
(1) Lear Corp.                                                     3,383          129,028
    Modine Manufacturing Co.                                       1,524           35,555
    Superior Industries
     International Inc.                                            1,424           57,316
(1) Tenneco Automotive Inc.                                        6,600           13,464
(1) Tower Automotive Inc.                                          3,068           27,704
                                                                             ------------
                                                                                  475,571
                                                                             ------------
BANKS--8.02%
    AMCORE Financial Inc.                                          2,295           51,293
    American Bancorp                                               1,240           27,900
    Anchor BanCorp Wisconsin Inc.                                  2,823           50,080
(1) Arch Capital Group Ltd.                                        2,263           58,272
    Area Bancshares Corp.                                          2,850           55,490
    Associated Bancorp                                             3,874          136,713
    Astoria Financial Corp.                                        5,492          145,318
(1) Banc Corp. (The)                                               1,790           12,440
    BancFirst Corp.                                                  415           14,400
    BancFirst Ohio Corp.                                           2,406           58,105
    Bancorp South Inc.                                             4,398           73,007
    Bank Mutual Corp.                                              1,500           22,920
    Banknorth Group Inc.                                           9,664          217,633
(1) Bay View Capital Corp.                                         3,641           26,689
(1) BOK Financial Corp.                                            4,038          127,237
    Boston Private Financial Holdings
     Inc.                                                          1,600           35,312
    Bostonfed Bancorp Inc.                                         1,892           45,597
    Brookline Bancorp Inc.                                         3,901           64,132
    Bryn Mawr Bank Corp.                                           1,058           29,888
    California Independent Bancorp                                   929           21,042
(1) Capital Bank Corp.                                             2,500           27,000
    Capital City Bank Group Inc.                                   1,426           34,552
(1) Capital Crossing Bank                                          2,481           45,526
    Cathay Bancorp Inc.                                              901           57,709
    CFS Bancorp Inc.                                               3,746           53,755

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
SECURITY                                                          SHARES            VALUE
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
    Chemical Financial Corp.                                       2,818     $     84,991
    Chester Valley Bancorp                                         1,292           18,346
    Chittenden Corp.                                               1,436           39,634
    Citizens Banking Corp.                                         2,343           77,038
    Citizens First Financial Corp.                                 1,522           26,943
    City National Corp.                                            2,611          122,325
    CoBiz Inc.                                                     1,419           19,156
    Colonial BancGroup Inc.                                        8,391          118,229
    Commerce Bancorp Inc.                                          3,968          156,101
    Commerce Bancshares Inc.                                       3,465          135,100
    Commercial Federal Corp.                                       2,308           54,238
    Community First Bankshares Inc.                                2,411           61,939
    Community Trust Bancorp Inc.                                   1,000           23,750
    Compass Bancshares Inc.                                        7,659          216,750
    Connecticut Bankshares Inc.                                    1,000           25,850
    CORUS Bankshares Inc.                                          1,651           74,955
    Cullen/Frost Bankers Inc.                                      2,488           76,829
    CVB Financial Corp.                                            2,767           64,748
    Dime Bancorp Inc.                                              6,991          252,235
    Downey Financial Corp.                                         1,158           47,767
    East West Bancorp Inc.                                         2,200           56,650
    F.N.B. Corp.                                                   2,418           63,714
    Farmers Capital Bank Corp.                                     1,078           39,530
    Fidelity Bankshares Inc.                                       3,019           48,213
    Fidelity National Corp.                                        2,763           20,170
    Financial Institutions Inc.                                    1,000           23,400
    First Bancorp North Carolina                                     858           19,348
    First BanCorp.                                                 2,733           77,890
(1) First Banks America Inc.                                       1,000           31,520
    First Citizens Bancshares Inc. "A"                               909           88,855
    First Commonwealth Financial
     Corp.                                                         2,868           33,039
    First Federal Financial of
     Kentucky                                                        552            9,252
    First Financial Bancorp                                        3,790           66,894
    First Merchants Corp.                                            809           19,432
    First Midwest Bancorp Inc.                                     2,060           60,131
    First Niagara Financial Group Inc.                             2,931           49,329
(1) First Republic Bank                                            1,000           24,150
    First Sentinel Bancorp Inc.                                    4,730           59,220
    1st Source Corp.                                               2,146           44,422
    First Tennessee National Corp.                                 7,537          273,292
    First Virginia Banks Inc.                                      2,540          128,930
    Firstfed America Bancorp Inc.                                  1,289           22,364
(1) FirstFed Financial Corp.                                       1,445           37,035
    FirstMerit Corp.                                               5,590          151,433
    FMS Financial Corp.                                            1,000            8,930
    Frontier Financial Corp.                                       2,004           52,425
    Fulton Financial Corp.                                         4,272           93,258
    GA Financial Inc.                                              1,963           32,880
    GBC Bancorp                                                    1,033           30,473
    Glacier Bancorp Inc.                                           1,000           20,820
    Golden State Bancorp Inc.                                      7,556          197,589
    Greater Bay Bancorp                                            2,058           58,818
    Greenpoint Financial Corp.                                     5,580          199,485
    Hancock Holding Co.                                            1,168           50,271
    Harbor Florida Bancshares Inc.                                 4,183           71,111
    Hibernia Corp. "A"                                            11,096          197,398
    Hudson City Bancorp Inc.                                       6,800          179,180
    Hudson River Bancorp Inc.                                      1,500           32,850
    Hudson United Bancorp                                          2,721           78,093
    Independence Community Bank
     Corp.                                                         3,455           78,636
    Independent Bank Corp.(MA)                                     1,748           37,565
    Independent Bank Corp.(MI)                                     2,179           60,576
(1) IndyMac Bancorp Inc.                                           4,338          101,422
    Integra Bank Corp.                                             1,697           35,535
    International Bancshares Corp.                                 2,108           88,852
    Investors Financial Services Corp.                             1,900          125,799
    Irwin Financial Corp.                                          2,369           40,273
(1) Local Financial Corporation                                    1,300           18,187
    M&T Bank Corp.                                                 5,602          408,106
    MAF Bancorp Inc.                                               2,336           68,912
    Mahaska Investment Co.                                         1,062           12,425
    Main Street Bancorp Inc.                                       1,900           29,678
    Main Street Banks Inc.                                         1,000           16,400
    Marshall & Ilsley Corp.                                        5,745          363,544
    Medallion Financial Corp.                                      1,916           15,136
    Mercantile Bankshares Corp.                                    3,594          154,686
    Merchants Bancshares Inc.                                      1,143           27,432
(1) Metropoitan Financial Corp.                                    1,200            3,660
    MidAmerica Bancorp                                             1,308           43,298
    National Commerce Financial
     Corp.                                                        12,473          315,567
    National Penn Bancshares Inc.                                  1,835           40,370
(1) Net.B@nk Inc.                                                  2,478           25,969
    New York Community Bancorp                                     6,858          156,842
    North Fork Bancorp                                            10,008          320,156
    Northwest Bancorp Inc.                                         5,896           67,450
    NSD Bancorp Inc.                                               1,001           20,020
(1) Ocwen Financial Corp.                                          6,716           56,952
    Old National Bancorp                                           3,031           76,533
    Pacific Capital Bancorp                                        1,480           41,129
    Pacific Century Financial Corp.                                4,588          118,783
    Park National Corp.                                              636           58,989
    Parkvale Financial Corp.                                       1,233           26,768
    Patriot Bank Corp.                                             4,128           43,963
    Peoples Bancorp Inc.                                           1,380           25,323
    People's Bank                                                  4,591           97,605
    Peoples Financial Corp.                                          700           10,430
    Popular Inc.                                                   8,568          249,157
    Provident Bankshares Corp.                                     2,688           65,318
    Provident Financial Group Inc.                                 2,464           64,754
    R&G Financial Corp. "B"                                        2,074           35,548
    Republic Bancorp Inc.                                          5,130           71,050
    Republic Bancorp Inc. "A"                                      2,640           35,614
(1) Republic Bancshares Inc.                                       1,754           22,802
    Riggs National Corp.                                           2,971           41,505
    Roslyn Bancorp Inc.                                            6,978          122,115
    Royal Bancshares of
     Pennsylvania "A"                                              1,452           29,258
    S&T Bancorp Inc.                                               3,736           90,710
    Santander Bancorp                                              3,770           73,176
(1) Silicon Valley Bancshares                                      1,546           41,325
    Simmons First National Corp. "A"                                 911           29,289
    Sky Financial Group Inc.                                       5,152          104,792
    South Financial Group Inc. (The)                               4,373           77,621
(1) Southwest Bancorp of Texas
     Inc.                                                          1,438           43,528
    Sovereign Bancorp Inc.                                        17,132          209,696
    State Financial Services
     Corp. "A"                                                     1,871           21,610
    Staten Island Bancorp Inc.                                     4,184           68,241
    Sterling Bancorp                                               1,430           41,756
    Sterling Bancshares Inc.                                       3,142           39,338
    Sterling Financial Corp. (PA)                                  1,596           38,879
    Sterling Financial Corp.(WA)                                   2,269           33,014
    Suffolk Bancorp                                                2,300          125,488
    Susquehanna Bancshares Inc.                                    3,704           77,228
    TCF Financial Corp.                                            4,787          229,680
    Texas Regional Bancshares "A"                                  1,698           64,269
    Tompkins County Trustco Inc.                                   1,000           40,250

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
SECURITY                                                          SHARES            VALUE
-----------------------------------------------------------------------------------------
    Trust Company of New Jersey
     (The)                                                         2,085     $     52,542
    TrustCo Bank Corp.                                             5,945           74,729
    Trustmark Corp.                                                3,856           93,431
    UMB Financial Corp.                                            1,992           79,674
    UnionBanCal Corporation                                        8,939          339,682
    United Bancshares Inc.                                         2,324           67,071
    United National Bancorp                                        1,684           40,433
    Valley National Bancorp                                        4,806          158,358
(1) VIB Corp.                                                      2,849           26,951
    W Holding Co. Inc.                                             4,589           74,342
    Warwick Community Bancorp                                      2,643           55,265
    Washington Federal Inc.                                        2,977           76,747
    Washington Trust Bancorp Inc.                                  1,000           19,000
    Waypoint Financial Corp.                                       6,900          104,052
    Webster Financial Corp.                                        2,268           71,510
    WesBanco Inc.                                                  2,035           43,000
    Westamerica Bancorp                                            2,108           83,414
    WestCorp Inc.                                                  3,031           56,589
    Whitney Holding Corp.                                          1,445           63,363
    Wilmington Trust Corp.                                         1,896          120,036
                                                                             ------------
                                                                               13,060,899
                                                                             ------------
BEVERAGES--0.24%
(1) Chalone Wine Group Ltd.                                        2,320           22,502
    Coca-Cola Bottling Co.                                           874           33,090
(1) Constellation Brands Inc.                                      2,598          111,324
    Farmer Brothers Co.                                              186           49,290
    PepsiAmericas Inc.                                             9,213          127,139
(1) Robert Mondavi Corp. (The) "A"                                   762           28,956
(1) Sylvan Inc.                                                    1,885           21,206
                                                                             ------------
                                                                                  393,507
                                                                             ------------
BIOTECHNOLOGY--2.74%
(1) ACLARA BioSciences Inc.                                        2,840           14,399
(1) Affymetrix Inc.                                                3,454          130,388
(1) Alexion Pharmaceuticals Inc.                                   1,616           39,495
(1) Applera Corp. - Celera Genomics
     Group                                                         4,207          112,285
(1) Arena Pharmaceuticals Inc.                                     1,900           22,857
(1) Ariad Pharmaceuticals Inc.                                     3,100           16,523
(1) Avant Immunotherapeutics Inc.                                  2,900           11,629
(1) Aviron                                                         2,103          104,582
(1) Bio-Technology General Corp.                                   2,779           22,871
    Cambrex Corp.                                                  1,890           82,404
(1) Cellegy Pharmaceuticals Inc.                                   3,100           26,598
(1) Charles River Laboratories
     International Inc.                                            2,800           93,744
(1) Ciphergen Biosystems Inc.                                      3,000           24,000
(1) Cryolife Inc.                                                  1,750           52,500
(1) CuraGen Corp.                                                  2,500           55,925
(1) Cytogen Corp.                                                  4,500           13,545
(1) Deltagen Inc.                                                  3,500           32,200
(1) Diversa Corp.                                                  2,387           33,776
(1) EntreMed Inc.                                                  1,378           11,644
(1) eXegencis Inc.                                                 4,756           15,837
(1) Exelixis Inc.                                                  3,813           63,372
(1) Genaera Corporation                                            1,822            7,106
(1) Gene Logic Inc.                                                1,900           35,796
(1) Genencor International Inc.                                    4,500           71,820
(1) Genentech Inc.                                                12,846          696,895
(1) Genome Therapeutics Corp.                                      3,020           20,566
(1) Human Genome Sciences Inc.                                     7,312          246,561
(1) ICOS Corp.                                                     4,116          236,423
(1) IDEC Pharmaceuticals Corp.                                     8,864          610,996
(1) Illumina Inc.                                                  2,560           30,106
(1) Immunomedics Inc.                                              3,393           68,742
(1) Incyte Genomics Inc.                                           4,282           83,756
(1) Integra LifeSciences Holdings
     Corporation                                                   2,000           52,680
(1) Invitrogen Corp.                                               3,292          203,874
(1) Isis Pharmaceuticals Inc.                                      3,408           75,624
(1) Kosan Biosciences Inc.                                         4,000           31,960
(1) Large Scale Biology Corp.                                      1,704            7,668
(1) Maxim Pharmaceuticals Inc.                                     7,365           50,818
(1) Maxygen Inc.                                                   2,462           43,257
(1) Millennium Pharmaceuticals Inc.                               12,392          303,728
(1) Myriad Genetics Inc.                                           1,292           68,011
(1) Nanogen Inc.                                                   7,100           40,967
(1) Nexell Therapeutics Inc.                                       2,025            2,875
(1) Organogenesis Inc.                                             3,420           16,416
(1) Protein Design Labs Inc.                                       5,220          171,895
(1) Regeneron Pharmaceuticals Inc.                                 2,343           65,979
(1) Sequenom Inc.                                                  3,687           39,340
(1) Targeted Genetics Corp.                                        3,300            8,943
(1) Telik Inc.                                                     2,100           28,350
(1) Third Wave Technologies Inc.                                   2,454           18,037
(1) Transkaryotic Therapies Inc.                                   1,255           53,714
(1) V.I. Technologies Inc.                                         3,152           21,906
(1) Variagenics Inc.                                               3,496           10,768
(1) Xoma Ltd.                                                      5,334           52,540
                                                                             ------------
                                                                                4,458,691
                                                                             ------------
BUILDING MATERIALS--0.81%
(1) Advanced Lighting Technologies
     Inc.                                                          1,945            2,917
(1) American Standard Companies
     Inc.                                                          4,245          289,636
    Apogee Enterprises Inc.                                        2,500           39,550
    Centex Construction Products Inc.                              1,509           48,363
(1) Ceradyne Inc.                                                  2,800           31,556
(1) Comfort Systems USA Inc.                                       4,359           16,128
(1) Dal-Tile International Inc.                                    4,096           95,232
    Elcor Corp.                                                    1,370           38,072
    Florida Rock Industries Inc.                                   1,267           46,347
(1) Genlyte Group Inc. (The)                                       1,102           32,796
(1) Integrated Electrical Services Inc.                            3,692           18,903
    Lafarge Corp.                                                  4,101          154,075
    Lennox International Inc.                                      3,521           34,154
    LSI Industries Inc.                                            1,734           30,172
    Martin Marietta Materials Inc.                                 2,783          129,688
(1) NCI Building Systems Inc.                                      1,307           23,134
    Rayonier Inc.                                                  1,546           78,027
(1) Rock of Ages Corp.                                             2,774           13,898
(1) Simpson Manufacturing Co. Inc.                                   717           41,084
    Texas Industries Inc.                                          1,249           46,088
(1) Trex Co. Inc.                                                  1,300           24,687
    USG Corp.                                                      2,423           13,860
    York International Corp.                                       1,892           72,142
                                                                             ------------
                                                                                1,320,509
                                                                             ------------
CHEMICALS--1.48%
(1) Airgas Inc.                                                    6,651          100,563
    Albemarle Corp.                                                2,602           62,448
(1) Altair International Inc.                                      2,059            2,883
    Arch Chemicals Inc.                                            2,100           48,720
(1) Atlantis Plastics Inc. "A"                                       600            1,908
    Cabot Corp.                                                    3,977          141,979
(1) Cabot Microelectronics Corp.                                   1,810          143,442
    ChemFirst Inc.                                                 1,841           44,129
    Crompton Corp.                                                 8,406           75,654
(1) Cytec Industries Inc.                                          2,335           63,045

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
SECURITY                                                          SHARES            VALUE
-----------------------------------------------------------------------------------------
    Ferro Corp.                                                    2,485     $     64,113
(1) Foamex International Inc.                                      2,122           17,188
    Fuller (H. B.) Co.                                             2,050           58,978
    Gentek Inc.                                                    1,933            3,305
    Georgia Gulf Corp.                                             2,179           40,311
    IMC Global Inc.                                                7,815          101,595
(1) International Specialty Products
     Inc.                                                          3,376           30,215
(1) JLM Industries Inc.                                            2,200            3,498
(1) Landec Corp.                                                   1,973            7,399
    Lubrizol Corp.                                                 2,766           97,059
    Lyondell Chemical Co.                                          6,642           95,180
    MacDermid Inc.                                                 1,924           32,612
    Millennium Chemicals Inc.                                      3,774           47,552
    Minerals Technologies Inc.                                       985           45,940
(1) Mississippi Chemical Corp.                                     2,577            7,293
    Myers Industries Inc.                                          2,497           34,084
    NL Industries Inc.                                             3,832           58,515
    Olin Corp.                                                     2,793           45,079
    OM Group Inc.                                                  1,560          103,256
    Omnova Solutions Inc.                                          2,357           16,028
    Penford Corp.                                                  1,571           19,559
    PolyOne Corp.                                                  4,908           48,098
    RPM Inc.                                                       6,547           94,670
    Schulman (A.) Inc.                                             2,888           39,421
    Solutia Inc.                                                   6,927           97,117
    Spartech Corp.                                                 2,902           59,636
    Stepan Co.                                                       663           16,098
(1) Surmodics Inc.                                                 1,148           41,856
(1) Symyx Technologies Inc.                                        1,700           36,108
(1) Terra Industries Inc.                                          5,000           17,500
(1) U.S. Plastic Lumber Co.                                        1,954              742
(1) Uniroyal Technology Corp.                                      2,720            8,704
    Valhi Inc.                                                     6,622           84,099
    Valspar Corp.                                                  2,855          113,058
(1) Vertex Pharmaceuticals Inc.                                    4,198          103,229
    Wellman Inc.                                                   2,600           40,274
                                                                             ------------
                                                                                2,414,140
                                                                             ------------
COAL--0.07%
    Consol Energy Inc.                                             4,500          111,780
                                                                             ------------
COMMERCIAL SERVICES--3.46%
    Aaron Rents Inc. "A"                                           1,271           17,158
(1) Ablest Inc.                                                    1,700            7,905
    ABM Industries Inc.                                            1,456           45,646
(1) Actrade Financial Technologies
    Ltd.                                                             815           24,002
(1) Administaff Inc.                                               1,570           43,034
(1) AHL Services Inc.                                              2,230            6,512
(1) AnswerThink Consulting Group
     Inc.                                                          2,281           14,895
(1) Apollo Group Inc. "A"                                          7,094          319,301
(1) ARAMARK Corp. "B"                                              1,723           46,349
(1) Atrix Laboratories Inc.                                        1,816           37,428
(1) Barrett Business Services
     Inc.                                                          1,000            3,700
(1) Blount International Inc.                                      3,065            9,625
(1) Blue Rhino Corp.                                               1,881           11,286
(1) Boron, LePore & Associates
     Inc.                                                          2,366           32,627
    Bowne & Co. Inc.                                               2,846           36,429
(1) Bright Horizons Family Solutions
    Inc.                                                           1,019           28,522
(1) Caremark Rx Inc.                                              13,704          223,512
(1) CDI Corp.                                                      2,262           42,978
    Central Parking Corp.                                          2,122           41,676
(1) Charles River Associates Inc.                                  1,972           40,426
    Chemed Corp.                                                   1,162           39,392
    Comdisco Inc.                                                  9,200            4,784
(1) Corinthian Colleges Inc.                                       1,400           57,246
(1) Corporate Executive Board Co.
    (The)                                                          1,900           69,730
(1) CoStar Group Inc.                                              1,228           29,484
(1) DeVry Inc.                                                     4,301          122,363
(1) DiamondCluster International
     Inc. "A"                                                      2,863           37,505
(1) Dun & Bradstreet Corp.                                         5,100          180,030
(1) eBenx Inc.                                                     3,010           12,254
(1) Edgewater Technology Inc.                                      3,066           12,111
(1) Edison Schools Inc.                                            3,000           58,950
(1) Education Management Corp.                                     2,005           72,681
(1) Electro Rent Corp.                                             1,901           24,504
(1) Encompass Service Corp.                                        4,456           12,922
(1) First Consulting Group Inc.                                    2,194           34,007
(1) First Health Group Corp.                                       5,842          144,531
(1) FYI Inc.                                                       1,406           47,101
(1) Gartner Group Inc. "B"                                         5,300           59,360
(1) Griffin Land & Nurseries Inc.                                  1,300           17,693
(1) Harris Interactive Inc.                                        5,460           15,834
(1) Healthcare Services Group Inc.                                 2,214           22,804
(1) Heidrick & Struggles International
     Inc.                                                          1,500           27,225
(1) HotJobs.com Ltd.                                               6,100           63,379
    Interactive Data Corp.                                         7,842          110,886
(1) Interstate National Dealer
     Services Inc.                                                 3,200           15,680
(1) Iron Mountain Inc.                                             3,247          142,219
(1) ITT Educational Services Inc.                                  1,708           62,974
    Kelly Services Inc. "A"                                        1,746           38,220
(1) Korn/Ferry International                                       2,500           26,625
(1) KPMG Consulting Inc.                                           9,349          154,913
(1) Kroll Inc.                                                     4,319           65,217
(1) Labor Ready Inc.                                               4,970           25,397
    Landauer Inc.                                                  1,617           54,735
(1) Learning Tree International Inc.                               1,311           36,577
(1) LendingTree Inc.                                               4,366           25,759
(1) Luminant Worldwide Corp.                                       4,100              451
(1) Mail-Well Inc.                                                 5,584           22,894
(1) Management Network Group
     Inc. (The)                                                    3,200           22,080
    Manpower Inc.                                                  4,542          153,111
(1) MAXIMUS Inc.                                                   2,104           88,494
    McGrath Rentcorp                                                 916           34,368
(1) MedQuist Inc.                                                  2,616           76,518
    Midas Inc.                                                     2,555           29,382
(1) Modis Professional Services Inc.                               5,602           39,998
(1) MPW Industrial Services Group
     Inc.                                                          1,095            2,518
(1) National Equipment Services Inc.                               2,779            5,558
(1) National Research Corp.                                        2,500           15,650
(1) NationsRent Inc.                                               4,184              377
(1) Navigant Consulting Co.                                        4,627           25,448
(1) Neff Corp.                                                     4,392            1,976
(1) NetRatings Inc.                                                2,328           36,503
(1) Neurogen Corp.                                                 1,733           30,293
(1) New Horizons Worldwide Inc.                                    1,609           18,501
(1) On Assignment Inc.                                             1,578           36,247
(1) Organic Inc.                                                   5,436            1,740
(1) PDI Inc.                                                         878           19,597
(1) PFSweb Inc.                                                    2,656            2,258
(1) Pharmaceutical Product
     Development Inc.                                              3,088           99,773

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
SECURITY                                                          SHARES            VALUE
-----------------------------------------------------------------------------------------
(1) Pharmacopeia Inc.                                              1,300     $     18,057
(1) Plexus Corp.                                                   2,360           62,682
(1) Predictive Systems Inc.                                        2,100            4,116
(1) Profit Recovery Group
     International Inc. (The)                                      3,046           24,825
(1) ProsoftTraining.com                                            2,672            2,619
(1) Quanta Services Inc.                                           3,975           61,334
(1) Rainbow Rentals Inc.                                           1,065            7,572
(1) RCM Technologies Inc.                                          3,186           14,974
    Regis Corp.                                                    2,499           64,424
(1) Rent-A-Center Inc.                                             1,817           60,997
(1) Rent-Way Inc.                                                  1,445            8,656
(1) Resources Connection Inc.                                      1,300           34,229
    Rollins Inc.                                                   3,166           63,320
    Roper Industries Inc.                                          2,199          108,850
(1) Scient Inc.                                                   10,004            4,202
(1) Security Associates
     International Inc.                                            3,200            5,472
(1) Service Corp. International                                    9,000           44,910
    Servicemaster Co.                                             18,725          258,405
(1) Sotheby's Holdings Inc. "A"                                    3,645           60,543
(1) Spherion Corporation                                           3,724           36,346
(1) SPS Technologies Inc.                                            866           30,241
    Staff Leasing Inc.                                             1,928            4,897
(1) Stewart Enterprises Inc. "A"                                   5,516           33,041
    Strayer Education Inc.                                         1,102           53,689
(1) Student Advantage Inc.                                         3,600            4,536
(1) Sylvan Learning Systems Inc.                                   2,373           52,372
(1) Teletech Holdings Inc.                                         4,895           70,145
(1) Trimeris Inc.                                                    773           34,762
(1) Tyler Technologies Inc.                                        3,772           17,163
(1) United Rentals Inc.                                            4,160           94,432
(1) United Shipping and Technology
     Inc.                                                          1,000            3,400
(1) Valassis Communications Inc.                                   3,160          112,559
    Viad Corp.                                                     5,147          121,881
(1) Volt Information Sciences Inc.                                 1,067           18,246
(1) Wackenhut Corrections Corp.                                    1,500           20,790
(1) Weight Watchers International
     Inc.                                                          6,061          204,983
(1) Westaff Inc.                                                   1,884            4,710
(1) Wireless Facilities Inc.                                       2,500           16,825
    World Fuel Services Corp.                                      4,155           76,036
                                                                             ------------
                                                                                5,643,079
                                                                             ------------
COMPUTER SYSTEMS--0.09%
(1) Borland Software Corp.                                         5,168           80,931
(1) Metasolv Inc.                                                  2,760           21,666
(1) Tellium Inc.                                                   6,019           37,498
                                                                             ------------
                                                                                  140,095
                                                                             ------------
COMPUTERS--6.30%
(1) Accrue Software Inc.                                           2,100            1,260
(1) ACE*COMM Corp.                                                 4,000            4,560
(1) Activision Inc.                                                3,022           78,602
(1) Advanced Digital Information
     Corp.                                                         3,140           50,366
(1) Advent Software Inc.                                           2,194          109,590
(1) Affiliated Computer Services
     Inc. "A"                                                      3,634          385,676
(1) Agile Software Corp.                                           3,100           53,382
(1) American Software Inc. "A"                                     3,900            9,048
(1) AppliedTheory Corp.                                            4,200              672
(1) Applix Inc.                                                    1,058            1,481
(1) Art Technology Group Inc.                                      4,400           15,312
(1) Ashton Technology Group Inc.
     (The)                                                         3,000              600
(1) Ask Jeeves Inc.                                                3,000           10,200
(1) Aspen Technology Inc.                                          1,506           25,301
(1) Auspex Systems Inc.                                            2,748            4,946
(1) Avici Systems Inc.                                             2,939            8,552
(1) BARRA Inc.                                                     1,431           67,386
(1) Be Free Inc.                                                   6,400           13,568
(1) Be Inc.                                                        4,400              616
(1) BindView Development Corp.                                     4,020            8,080
(1) Bisys Group Inc.                                               3,682          235,611
(1) Black Box Corp.                                                1,271           67,210
(1) Braun Consulting Inc.                                          3,200           11,360
(1) Brio Technology Inc.                                           2,347            6,759
(1) Brocade Communications
     System Inc.                                                  13,600          450,432
(1) BSQUARE Corp.                                                  1,800            7,506
(1) CacheFlow Inc.                                                 2,920            7,826
(1) Calico Commerce Inc.                                           1,824              310
(1) Carreker Corp.                                                 1,313            7,747
(1) Catalyst International Inc.                                    2,159            5,765
(1) CCC Information Services
     Group Inc.                                                    3,164           19,554
(1) Ceridian Corp.                                                 9,500          178,125
(1) Ciber Inc.                                                     3,099           29,286
(1) Ciprico Inc.                                                   1,618            8,090
(1) Clarent Corp.                                                  2,442           13,114
(1) Cognizant Technology Solutions
     Corp.                                                           958           39,259
(1) Commerce One Inc.                                             12,440           44,411
(1) Computer Network Technology
     Corp.                                                         1,415           25,173
(1) Concur Technologies Inc.                                       2,236            4,125
(1) Concurrent Computer Corp.                                      3,566           52,955
(1) Cotelligent Inc.                                               2,307              600
(1) Covansys Corporation                                           2,955           26,447
(1) Critical Path Inc.                                             4,989           13,670
(1) Crossroads Systems Inc.                                        2,600           11,674
(1) CyberSource Corp.                                              2,300            4,048
(1) Cylink Corp.                                                   2,873            7,901
(1) Cysive Inc.                                                    2,500            7,025
(1) Daleen Technologies Inc.                                       1,700              595
(1) Data Return Corp.                                              2,800            4,060
(1) Data Translation Inc.                                          2,700            1,944
(1) Dataram Corp.                                                  2,350           19,622
(1) Datatec Systems Inc.                                           3,783            3,443
(1) Deltek Systems Inc.                                            2,399           10,604
(1) Dendrite International Inc.                                    2,959           41,515
    Diebold Inc.                                                   4,277          172,962
(1) Digex Inc.                                                     2,600            7,774
(1) Digital River Inc.                                             3,738           59,509
(1) Digitas Inc.                                                   4,795           19,276
(1) DocuCorp International Inc.                                      898            5,568
(1) Dot Hill Systems Corp.                                         2,640            4,435
(1) DSP Group Inc.                                                 1,292           30,052
(1) DST Systems Inc.                                               6,980          347,953
(1) E.piphany Inc.                                                 5,150           44,856
(1) Easylink Services Corp.                                        4,663            2,285
(1) ebix.com Inc.                                                  1,430            1,544
(1) Echelon Corp.                                                  2,298           32,540
(1) Eclipsys Corp.                                                 2,793           46,783
(1) eGain Communications Corp.                                     2,751            3,851
(1) Elcom International Inc.                                       4,021            5,545
(1) Electronics For Imaging Inc.                                   3,278           73,132
(1) Elite Information Group Inc.                                   2,800           34,720
(1) eLoyalty Corp.                                                   262            1,391
(1) Engage Technologies Inc.                                      11,800            5,192

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

SECURITY                                                          SHARES            VALUE
-----------------------------------------------------------------------------------------
(1) Enterasys Networks Inc.                                       11,776     $    104,218
(1) Entrust Technologies Inc.                                      4,400           44,836
(1) Equinix Inc.                                                   4,453           12,914
(1) Evolving Systems Inc.                                          5,519            4,360
(1) Exabyte Corp.                                                  3,131            3,350
(1) Extended Systems Inc.                                          1,500           11,220
(1) Extreme Networks Inc.                                          6,900           89,010
(1) F5 Networks Inc.                                               2,000           43,080
    FactSet Research Systems Inc.                                  2,354           82,272
    Fair Isaac and Co. Inc.                                        1,836          115,705
(1) FileNET Corp.                                                  1,873           38,003
(1) First Virtual Communications Inc.                              4,601            4,923
(1) Foundry Networks Inc.                                          7,300           59,495
(1) Frontline Capital Group Inc.                                   2,500              275
(1) Gadzoox Networks Inc.                                          3,000            2,100
(1) General Magic Inc.                                             4,230            1,650
(1) Hall Kinion & Associates Inc.                                  1,325           12,428
(1) HNC Software Inc.                                              2,054           42,312
(1) Hypercom Corp.                                                 3,574           26,805
(1) Hyperion Solutions Corp.                                       1,943           38,588
(1) iAsiaWorks Inc.                                                3,324              432
(1) IDX Systems Corp.                                              2,485           32,330
(1) iGate Capital Corp.                                            2,794           11,455
(1) IKOS Systems Inc.                                              2,000           23,700
(1) iManage Inc.                                                   2,500           19,725
(1) Industri Matematik International
     Corp.                                                         2,280            2,348
(1) Infocus Corp.                                                  1,918           42,234
(1) Information Architects Corp.                                   2,444              562
(1) Inforte Corp.                                                  3,794           53,002
(1) infoUSA Inc.                                                   3,416           23,707
(1) Inprimis Inc.                                                  2,600               65
(1) Integral Systems Inc.                                          1,262           24,293
(1) InterCept Group Inc. (The)                                     1,200           49,080
(1) Intergraph Corp.                                               3,688           50,673
(1) Interliant Inc.                                                4,100            1,435
(1) Internap Network Services
     Corp.                                                        10,300           11,948
(1) Internet Security Systems Inc.                                 2,624           84,125
(1) Intertrust Technologies Corp.                                  6,000            7,380
(1) Interwoven Inc.                                                6,200           60,388
(1) Intraware Inc.                                                 2,300            4,025
(1) Intrusion.com Inc.                                             2,128            3,660
(1) ION Networks Inc.                                                800              584
(1) ITXC Corp.                                                     3,600           25,884
    Jack Henry & Associates Inc.                                   6,112          133,486
(1) Juniper Networks Inc.                                         19,200          363,840
(1) Jupiter Media Metrix Inc.                                      7,751           12,789
(1) Keynote Systems Inc.                                           2,800           26,180
(1) Kronos Inc.                                                    1,282           62,023
(1) Larscom Inc. "A"                                               2,700            2,916
(1) Level 8 Systems Inc.                                           2,797            7,664
(1) Lexar Media Inc.                                               4,300           11,352
(1) Liberate Technologies Inc.                                     6,400           73,472
(1) LookSmart Ltd.                                                 5,000            7,000
(1) Manhattan Associates Inc.                                      1,561           45,503
(1) MapInfo Corp.                                                    922           14,466
(1) Marimba Inc.                                                   2,100            7,098
(1) Maxtor Corp.                                                  14,233           90,237
(1) McDATA Corp. "A"                                               6,934          169,883
(1) Media 100 Inc.                                                 1,360            2,026
(1) Mentor Graphics Corp.                                          3,740           88,152
(1) Micros Systems Inc.                                            1,421           35,667
(1) Micros-To-Mainframes Inc.                                      1,000            1,430
(1) Microstrategy Inc.                                             2,160            8,316
(1) Mitek Systems Inc.                                             3,300            4,785
(1) Mobius Management Systems
     Inc.                                                          1,756            5,268
(1) MTI Technology Corp.                                           3,350            6,030
    MTS Systems Corp.                                              4,285           43,321
(1) Multex.com Inc.                                                1,714            7,713
(1) National Information Consortium
     Inc.                                                          4,900           15,582
(1) National Instruments Corp.                                     3,309          123,955
(1) Navidec Inc.                                                   4,300            1,720
(1) NaviSite Inc.                                                  4,300            1,548
(1) Net Perceptions Inc.                                           3,000            5,100
(1) Netegrity Inc.                                                 2,180           42,205
(1) NetScout Systems Inc.                                          2,500           19,775
(1) Netsmart Technologies Inc.                                     2,200            6,446
(1) Novadigm Inc.                                                  1,945           18,458
(1) Nuance Communications Inc.                                     2,329           21,194
(1) NYFIX Inc.                                                     1,983           39,700
(1) Odetics Inc. "A"                                               1,335            1,856
(1) On2.com Inc.                                                   2,100              714
(1) OneSource Information
     Services Inc.                                                 2,900           27,260
(1) ONI Systems Inc.                                               8,000           50,160
(1) Ontrack Data Intenational Inc.                                 2,800           19,012
(1) ONYX Software Corp.                                            2,900           11,310
(1) Overture Services Inc.                                         3,900          138,177
(1) Packeteer Inc.                                                 3,800           28,006
(1) Pegasus Solutions Inc.                                         2,005           28,471
(1) Performance Technologies Inc.                                  1,587           21,139
(1) Perot Systems Corp. "A"                                        6,811          139,081
(1) Phoenix Technologies Ltd.                                      1,569           18,263
(1) Portal Software Inc.                                          11,200           23,296
(1) PRI Automation Inc.                                            1,792           36,646
(1) Primus Knowledge Solutions Inc.                                2,500            2,100
(1) ProBusiness Services Inc.                                      1,516           28,501
(1) Progress Software Corp.                                        1,928           33,316
(1) QAD Inc.                                                       2,989            8,698
(1) Quantum DLT & Storage Group                                    9,760           96,136
(1) Quest Software Inc.                                            5,800          128,238
(1) Radiant Systems Inc.                                           2,038           23,437
(1) Radview Software Ltd.                                          2,092            1,046
(1) Rainbow Technologies Inc.                                      2,864           21,194
(1) RAVISENT Technologies Inc.                                     1,500            5,250
(1) Read-Rite Corp.                                                7,300           48,253
(1) Red Hat Inc.                                                  10,000           71,000
(1) Redback Networks Inc.                                          9,200           36,340
(1) Retek Inc.                                                     2,755           82,292
(1) Riverstone Networks Inc.                                       7,510          124,666
(1) RSA Security Inc.                                              3,093           54,004
(1) RWD Technologies Inc.                                          1,550            4,014
(1) Safeguard Scientifics Inc.                                     7,939           27,786
(1) Sagent Technology Inc.                                         2,400            2,280
(1) Sanchez Computer Associates
     Inc.                                                          2,362           20,195
(1) SanDisk Corp.                                                  3,778           54,403
(1) Scientific Learning Corp.                                      3,800            6,650
(1) SCM Microsystems Inc.                                          2,988           43,744
(1) ScreamingMedia Inc.                                            3,770            8,294
(1) Secure Computing Corp.                                         2,230           45,826
(1) SEEC Inc.                                                      2,300            3,220
    SEI Investment Co.                                             6,888          310,718
(1) Silicon Storage Technology Inc.                                5,987           57,715
(1) SilverStream Software Inc.                                     1,700           11,577
(1) SmartDisk Corp.                                                1,900            2,185
(1) SmartServ Online Inc.                                          7,000           48,930
(1) Socket Communications Inc.                                     2,600            4,368
(1) Sonic Foundry Inc.                                             2,400            6,003
(1) SONICblue Inc.                                                 5,029           20,317

                                       179

SECURITY                                                          SHARES            VALUE
-----------------------------------------------------------------------------------------
(1) SonicWALL Inc.                                                 4,200     $     81,648
(1) SPEEDUS.COM Inc.                                               3,600            3,204
(1) SportsLine.com Inc.                                            3,955           11,549
(1) SPSS Inc.                                                      1,333           23,661
(1) SS&C Technologies Inc.                                         4,739           33,410
(1) StarBase Corp.                                                 3,706            2,520
(1) StarMedia Network Inc.                                         5,100            1,938
(1) Storage Technology Corp.                                       6,566          135,719
(1) StorageNetworks Inc.                                           2,316           14,313
(1) Stratasys Inc.                                                 2,400           15,864
(1) Stratos Lightwave Inc.                                         7,009           43,105
(1) SunGard Data Systems Inc.                                     16,808          486,255
(1) Sykes Enterprises Inc.                                         2,159           20,165
(1) Synopsys Inc.                                                  3,788          223,757
(1) Syntel Inc.                                                    3,108           40,186
(1) T/R Systems Inc.                                               3,632           11,365
(1) Take-Two Interactive Software
     Inc.                                                          2,620           42,365
(1) Tanning Technology Corp.                                       1,800            5,780
(1) Technology Solutions Co.                                       3,925            8,713
(1) Teknowledge Corp.                                                700            2,625
(1) TenFold Corp.                                                  2,000            1,320
(1) THQ Inc.                                                       2,107          102,126
(1) 3Com Corp.                                                    22,888          146,025
(1) 3D Systems Corp.                                               2,317           33,017
(1) Tidel Technologies Inc.                                        1,200              816
(1) Tier Technologies Inc. "B"                                     1,884           40,619
(1) TransAct Technologies Inc.                                     3,700           20,350
(1) Tricord Systems Inc.                                           2,200            2,640
(1) Tumbleweed Communications
     Corp.                                                         2,204           13,092
(1) Turnstone Systems Inc.                                         7,062           28,036
(1) Ultimate Software Group Inc.                                   2,485            9,667
(1) USDATA Corp.                                                     660              924
(1) VeriSign Inc.                                                 13,720          521,909
(1) Verity Inc.                                                    2,268           45,927
(1) Versant Corp.                                                  3,800           15,428
(1) Verso Technologies Inc.                                        2,283            2,968
(1) Vertel Corp.                                                   2,100            1,407
(1) Vialink Co. (The)                                              2,188              416
(1) Viant Corp.                                                    3,000            5,010
(1) Vitria Technology Inc.                                         9,200           58,788
(1) Walker Interactive Systems                                     1,028              833
(1) WatchGuard Technologies Inc.                                   2,200           14,322
(1) Wave Systems Corp. "A"                                         3,069            6,875
(1) Webb Interactive Services                                      1,672            1,187
(1) Western Digital Corp.                                         10,771           67,534
(1) Xanser Corp.                                                   2,200            4,422
(1) Xybernaut Corp.                                                5,065           12,055
(1) Zamba Corp.                                                    2,800            1,680
                                                                             ------------
                                                                               10,266,833
                                                                             ------------
COSMETICS/PERSONAL CARE--0.14%
    Estee Lauder Companies Inc. "A"                                7,178          230,127
                                                                             ------------
DISTRIBUTION/WHOLESALE--0.56%
    Advanced Marketing Services Inc.                               1,449           26,444
(1) Aviation Sales Co.                                             2,158              518
(1) Bell Microproducts Inc.                                        2,292           28,925
(1) Brightpoint Inc.                                               5,443           17,091
(1) CellStar Corp.                                                 2,938            2,468
(1) Daisytek International Corp.                                   2,166           28,526
    Fastenal Co.                                                   2,297          152,590
(1) First Aviation Services Inc.                                   2,400           10,224
(1) Handleman Co.                                                  3,314           49,213
    Hughes Supply Inc.                                             1,672           51,615
(1) Ingram Micro Inc. "A"                                          3,564           61,728
(1) Keystone Automotive Industries
     Inc.                                                          3,486           59,018
(1) NuCo2 Inc.                                                     2,522           30,314
    Owens & Minor Inc.                                             2,557           47,304
(1) Questron Technology Inc.                                       3,200            1,376
(1) SCP Pool Corp.                                                 2,165           59,429
(1) Tech Data Corp.                                                3,274          141,699
(1) United Stationers Inc.                                         2,246           75,578
    Watsco Inc.                                                    3,306           46,945
(1) WESCO International Inc.                                       3,100           15,345
                                                                             ------------
                                                                                  906,350
                                                                             ------------
DIVERSIFIED FINANCIAL SERVICES--3.18%
    Advanta Corp. "A"                                              2,893           28,756
(1) Affiliated Managers Group Inc.                                 1,684          118,688
(1) Alleghany Corp.                                                  334           64,278
    Allied Capital Corp.                                           5,239          136,214
    American Capital Strategies Ltd.                               1,507           42,723
(1) AmeriCredit Corp.                                              5,003          157,845
(1) Ameritrade Holding Corp. "A"                                  11,359           67,245
(1) Ampal-American Israel Corp. "A"                                2,783           15,863
(1) BlackRock Inc.                                                 1,300           54,210
    Capitol Federal Financial                                      4,700           97,948
(1) CompuCredit Corp.                                              2,500           29,400
(1) Digital Insight Corp.                                          2,589           57,890
    Doral Financial Corp.                                          2,908           90,759
(1) DVI Inc.                                                       1,919           33,007
(1) E*trade Group Inc.                                            20,008          205,082
    Eaton Vance Corp.                                              4,316          153,434
    Edwards (A.G.) Inc.                                            4,412          194,878
(1) E LOAN Inc.                                                    4,300            7,912
(1) Equitex Inc.                                                   6,339           22,947
(1) Factual Data Corp.                                               900            7,650
    Federated Investors Inc. "B"                                   6,990          222,841
(1) Financial Federal Corp.                                        1,665           52,031
(1) Finova Group Inc.                                              5,393            3,290
(1) Forrester Research Inc.                                        1,166           23,483
(1) Friedman Billings Ramsey Group
     Inc. "A"                                                      2,455           12,741
(1) Gabelli Asset Management
     Inc. "A"                                                        800           34,560
    Goldman Sachs Group Inc. (The)                                11,574        1,073,488
(1) Greg Manning Auctions Inc.                                     1,400            2,520
(1) HPSC Inc.                                                      2,200           14,322
(1) Instinet Group Inc.                                            2,582           25,949
(1) Investment Technology Group
     Inc.                                                          3,231          126,235
    Jeffries Group Inc.                                            1,440           60,926
    John Nuveen Co. "A"                                            3,553          190,014
(1) Kent Financial Services Inc.                                   1,000            4,650
(1) Kirlin Holding Corp.                                           4,000            4,160
(1) Knight Trading Group Inc.                                      7,490           82,540
(1) Labranche & Co. Inc.                                           3,700          127,502
    Legg Mason Inc.                                                3,797          189,774
(1) M.H. Meyerson & Co. Inc.                                       3,900            2,574
(1) Matrix Bancorp Inc.                                            1,947           20,443
(1) Memberworks Inc.                                                 898           12,581
    Metris Companies Inc.                                          3,983          102,403
(1) National Processing Inc.                                       4,265          138,612
(1) NCO Group Inc.                                                 1,960           44,884
    Neuberger Berman Inc.                                          4,500          197,550
(1) New Century Equity Holdings
     Corp.                                                         3,028            1,514
(1) NextCard Inc.                                                  3,900            2,028

                                      180

SECURITY                                                         SHARES            VALUE
-----------------------------------------------------------------------------------------
(1) Online Resources &
     Communications Corp.                                          1,400     $      3,220
(1) Phoenix Companies Inc.                                         6,993          129,370

    Raymond James Financial Inc.                                   2,566           91,144
    Resource America Inc. "A"                                      2,574           24,041
    Resource Bancshares Mortgage
     Group Inc.                                                    4,853           55,615
(1) S1 Corp.                                                       3,903           63,151
(1) Siebert Financial Corp.                                        2,939           12,197
(1) SoftNet Systems Inc.                                           3,518            6,508
(1) SoundView Technology Group Inc.                                4,800           11,184
(1) Startek Inc.                                                   1,989           37,692
(1) Stockwalk.com Group Inc.                                         921              120
    Student Loan Corp.                                             1,094           88,176
    Swiss Group Inc.                                               1,601           40,745
(1) Wackenhut Corp. "A"                                            1,867           46,302
    Waddell & Reed Financial Inc. "A"                              4,855          156,331
(1) WFS Financial Inc.                                             2,248           53,974
                                                                             ------------
                                                                                5,180,114
                                                                             ------------
ELECTRIC--2.21%
    ALLETE                                                         4,226          106,495
    Alliant Energy Corp.                                           4,551          138,168
    Avista Corp.                                                   3,199           42,419
    Black Hills Corp.                                              1,765           59,728
    CH Energy Group Inc.                                           1,356           58,945
    Cleco Corp.                                                    3,212           70,568
    Conectiv Inc.                                                  5,404          132,344
(1) Covanta Energy Corporation                                     3,297           14,902
    DPL Inc.                                                       8,404          202,368
    DQE Inc.                                                       2,478           46,909
(1) El Paso Electric Co.                                           3,496           50,692
    Empire District Electric Co. (The)                             1,961           41,181
    Energy East Corp.                                              8,042          152,718
    Great Plains Energy Inc.                                       2,969           74,819
    Green Mountain Power Corp.                                     2,136           39,836
    Hawaiian Electric Industries Inc.                              1,234           49,706
    IDACorp Inc.                                                   1,982           80,469
    Madison Gas & Electric Co.                                     5,619          148,623
    MDU Resources Group Inc.                                       4,272          120,257
(1) Montana Power Co.                                              6,924           39,813
(1) NewPower Holdings Inc.                                         8,155            6,035
    Northeast Utilities                                           10,402          183,387
    NorthWestern Corp.                                             1,628           34,269
    NSTAR                                                          2,922          131,052
    OGE Energy Corp.                                               3,813           88,004
(1) Orion Power Holdings Inc.                                      6,596          172,156
    Otter Tail Power Co.                                           1,960           57,114
(1) Plug Power Inc.                                                2,600           22,724
    Potomac Electric Power Co.                                     7,803          176,114
    Public Service Company of New
     Mexico                                                        2,469           69,009
    Puget Energy Inc.                                              6,183          135,346
    RGS Energy Group Inc.                                          1,897           71,327
    SCANA Corp.                                                    6,092          169,540
    Sierra Pacific Resources Corp.                                 5,187           78,064
    UIL Holdings Corporation                                         441           22,623
    UniSource Energy Corp.                                         3,142           57,153
    Utilicorp United Inc.                                          6,435          161,969
    Western Resources Inc.                                         4,046           69,591
    Wisconsin Energy Corp.                                         7,457          168,230
    WPS Resources Corp.                                            1,687           61,660
                                                                             ------------
                                                                                3,606,327
                                                                             ------------
ELECTRICAL COMPONENTS & EQUIPMENT--0.25%
(1) Active Power Inc.                                              2,186           14,865
(1) Advanced Energy Industries Inc.                                1,793           47,766
(1) Capstone Turbine Corp.                                         4,900           26,509
(1) Energizer Holdings Inc.                                        6,061          115,462
     Hbbell Inc. "B"                                               2,742           80,560
(1) ISCO International Inc.                                        4,000            3,200
(1) Medis Technologies Ltd.                                        1,500           11,025
(1) Proton Energy Systems Inc.                                     2,100           17,325
(1) Superconductor Technologies Inc.                               3,200           20,800
(1) UCAR International Inc.                                        2,812           30,088
(1) Wilson Greatbatch Technologies
     Inc.                                                          1,300           46,930
                                                                             ------------
                                                                                  414,530
                                                                             ------------
ELECTRONICS--3.19%
(1) Act Manufacturing Inc.                                         1,734              607
(1) Actel Corp.                                                    2,137           42,548
(1) ADE Corp.                                                      1,586           15,860
(1) Aeroflex Inc.                                                  3,466           65,611
(1) Alpha Industries Inc.                                          2,714           59,165
(1) Alpha Technologies Group Inc.                                  2,496            9,984
(1) Alpine Group (The) Inc.                                        1,396            2,373
(1) American Superconductor Corp.                                  1,366           16,747
    AMETEK Inc.                                                    2,034           64,864
(1) Amphenol Corp. "A"                                             2,498          120,029
    Analogic Corp.                                                   966           37,201
(1) Andrea Electronics Corp.                                       2,596            2,207
(1) APW Ltd.                                                       2,228            3,698
(1) Arrow Electronics Inc.                                         4,978          148,842
(1) Artesyn Technologies Inc.                                      2,290           21,320
(1) Astropower Inc.                                                1,600           64,688
(1) ATMI Inc.                                                      1,590           37,922
(1) Ault Inc.                                                      2,400            9,840
    Avnet Inc.                                                     6,624          168,713
    AVX Corp.                                                     11,542          272,276
    Barnes Group Inc.                                              1,790           42,942
(1) Bel Fuse Inc. "A"                                              1,091           26,129
    Belden Inc.                                                    1,088           25,622
(1) Benchmark Electronics Inc.                                     1,419           26,904
(1) Blonder Tongue Laboratories Inc.                               4,570           16,863
    Brady Corp. "A"                                                1,207           44,176
    C&D Technologies Inc.                                          1,414           32,310
(1) Cable Design Technologies Corp.                                2,643           36,156
(1) California Amplifier Inc.                                      1,100            6,787
(1) Caliper Technologies Corp.                                     1,734           27,068
(1) Catalyst Semiconductor Inc.                                    3,300            9,240
(1) Checkpoint Systems Inc.                                        2,497           33,460
(1) Chromatics Color Sciences                                      6,668              100
(1) Clare Inc.                                                     3,500            8,260
(1) Coherent Inc.                                                  2,160           66,787
(1) Concord Camera Corp.                                           6,302           49,912
    CTS Corp.                                                      1,216           19,334
    Cubic Corp.                                                    1,328           68,206
(1) Cymer Inc.                                                     2,013           53,807
(1) Daktronics Inc.                                                3,600           30,420
(1) DDi Corp.                                                      2,360           23,222
(1) Dionex Corp.                                                     893           22,780
(1) DuPont Photomasks Inc.                                         1,284           55,790
    EDO Corp.                                                      2,396           63,374
(1) Electric Fuel Corp.                                            2,539            4,215
(1) Electro Scientific Industries Inc.                               818           24,548
(1) Energy Conversion Devices Inc.                                 1,563           29,650
(1) ESS Technology Inc.                                            3,518           74,793
(1) Evans & Sutherland Computer
     Corp.                                                         3,765           24,962
(1) Exar Corp.                                                     2,028           42,284
(1) Excel Technology Inc.                                          1,006           17,504

                                      181

SECURITY                                                          SHARES            VALUE
-----------------------------------------------------------------------------------------
(1) Fairchild Semiconductor Corp. "A"                              6,300     $    177,660
(1) FEI Co.                                                        1,869           58,892
(1) Fisher Scientific International Inc.                           2,691           78,577
    Frequency Electronics Inc.                                     1,643           23,002
(1) FSI International Inc.                                         2,428           22,386
(1) FuelCell Energy Inc.                                           2,000           36,280
    General Cable Corp.                                            2,647           34,676
(1) Gentex Corp.                                                   4,318          115,420
(1) Genus Inc.                                                     1,400            3,402
(1) HEI Inc.                                                       2,100           14,910
    Helix Technology Corp.                                         1,597           36,012
(1) HI/FN Inc.                                                     1,039           15,034
(1) Hutchinson Technology Inc.                                     2,299           53,383
(1) Ibis Technology Corp.                                            705           10,483
(1) IFR Systems Inc.                                               1,900            2,375
(1) ImageX.com Inc.                                                2,100            1,533
(1) Innovex Inc.                                                   3,844           12,993
(1) Interlink Electronics Inc.                                     3,850           16,671
(1) inTEST Corp.                                                   1,900            9,690
(1) Invision Technologies Inc.                                     1,939           57,763
(1) JMAR Technologies Inc.                                         2,400            7,176
(1) JNI Corp.                                                      3,600           29,916
(1) JPM Company (The)                                              3,660              275
(1) KEMET Corp.                                                    5,608           99,542
(1) Lifeline Systems Inc.                                          1,214           29,051
(1) Littelfuse Inc.                                                1,208           31,698
(1) Lowrance Electronics Inc.                                      2,700            6,750
(1) Mackie Designs Inc.                                            2,661           10,777
(1) Mattson Technology Inc.                                        1,653           14,563
(1) Maxwell Technologies Inc.                                      1,412           13,838
(1) Meade Instruments Corp.                                        3,280           11,742
(1) Mechanical Technology Inc.                                     1,914            5,244
(1) MedicaLogic/Medscape Inc.                                      5,227            1,464
(1) Mercury Computer Systems Inc.                                  1,444           56,475
(1) Mesa Laboratories Inc.                                         2,400           14,424
    Methode Electronics Inc. "A"                                   2,190           17,520
(1) Micrel Inc.                                                    5,568          146,049
(1) Micro Linear Corp.                                               810            2,268
(1) Microsemi Corp.                                                2,034           60,410
(1) MIPS Technologies Inc. "A"                                     2,467           21,315
(1) MKS Instruments Inc.                                           2,385           64,467
(1) Molecular Devices Corp.                                        1,818           37,942
(1) NETsilicon Inc.                                                1,600            6,160
(1) Nu Horizons Electronics Corp.                                  2,415           24,826
(1) Oak Technology Inc.                                            4,600           63,250
(1) OPTi Inc.                                                      2,083            6,311
(1) OSI Systems Inc.                                               1,734           31,628
(1) OYO Geospace Corp.                                             1,100           13,134
(1) PCD Inc.                                                       3,210            5,585
(1) Photon Dynamics Inc.                                           1,200           54,780
(1) Photronics Inc.                                                2,147           67,308
    Pioneer-Standard Electronics Inc.                              2,671           33,922
(1) PLX Technology Inc.                                            2,100           26,481
(1) Power Integrations Inc.                                        1,812           41,386
(1) QuickLogic Corp.                                               2,100           10,500
(1) Ramtron International Corp.                                    3,840           17,242
(1) Rayovac Corp.                                                  2,929           51,550
(1) Recoton Corp.                                                  1,631           22,182
(1) REMEC Inc.                                                     3,501           34,975
(1) Reptron Electronics Inc.                                       3,600           11,228
(1) Research Frontiers Inc.                                        1,504           25,207
(1) Robotic Vision Systems Inc.                                    2,513            2,815
(1) Rogers Corp.                                                     962           29,149
(1) Rudolph Technologies Inc.                                      1,017           34,903
(1) SBS Technologies Inc.                                          1,230           17,921
(1) Semtech Corp.                                                  4,436          158,321
(1) Sensar Corp.                                                   2,000              900
(1) Sheldahl Inc.                                                  2,484            1,292
(1) Silicon Image Inc.                                             5,000           18,800
(1) Siliconix Inc.                                                 1,401           38,415
(1) SIPEX Corp.                                                    2,060           26,471
    SLI Inc.                                                       2,799            7,305
(1) Spectrum Control Inc.                                          2,390           12,548
(1) Spire Corp.                                                    5,000           15,950
    Tech/Ops Sevcon Inc.                                           1,439           10,433
    Technitrol Inc.                                                1,846           50,987
(1) Therma-Wave Inc.                                               1,515           22,604
(1) Three-Five Systems Inc.                                        1,445           22,990
(1) Trimble Navigation Ltd.                                        1,915           31,042
(1) Triumph Group Inc.                                               515           16,738
(1) Tvia Inc.                                                      2,220            3,885
(1) Ultrak Inc.                                                      542              791
(1) Universal Display Corp.                                        2,700           24,570
(1) Universal Electronics Inc.                                     1,278           21,994
(1) Valence Technology Inc.                                        3,746           12,624
(1) Varian Inc.                                                    1,930           62,609
(1) Viasystems Group Inc.                                          9,029            5,688
(1) Vicor Corp.                                                    2,475           40,095
(1) Vishay Intertechnology Inc.                                    9,064          176,748
    Watts Industries Inc. "A"                                      2,401           36,015
    Woodhead Industries Inc.                                       1,806           28,679
    X-Rite Inc.                                                    3,781           32,176
(1) Zoran Corp.                                                    1,072           34,990
(1) Zygo Corp.                                                       911           14,485
                                                                             ------------
                                                                                5,198,736
                                                                             ------------
ENERGY & RELATED--0.03%
(1) H Power Corp.                                                  3,940           12,293
(1) Millennium Cell Inc.                                           3,400           17,748
(1) Syntroleum Corp.                                               2,492           17,693
                                                                             ------------
                                                                                   47,734
                                                                             ------------
ENGINEERING & CONSTRUCTION--0.10%
    Granite Construction Inc.                                      2,254           54,276
(1) Jacobs Engineering Group Inc.                                  1,543          101,838
(1) UNIFAB International Inc.                                      3,300            2,145
                                                                             ------------
                                                                                  158,259
                                                                             ------------
ENTERTAINMENT--1.07%
(1) AMC Entertainment Inc.                                         3,050           36,600
(1) Ameristar Casinos Inc.                                         5,300          132,765
(1) Argosy Gaming Co.                                              1,703           55,382
(1) barnesandnoble.com Inc.                                        2,900            4,466
(1) Championship Auto Racing
     Teams Inc.                                                    1,178           18,954
    Churchill Downs Inc.                                           1,277           47,211
    Dover Downs Entertainment Inc.                                 3,290           50,337
(1) Expedia Inc. "A"                                               3,600          146,196
(1) Gaylord Entertainment Co. "A"                                  1,267           31,168
(1) GTECH Holdings Corp.                                           1,846           83,605
(1) Hollywood Casino Corp. "A"                                     4,100           43,050
(1) Hollywood Entertainment Corp.                                  3,393           48,486
(1) Image Entertainment Inc.                                         599            1,438
    International Speedway Corp. "A"                               3,538          138,336
(1) Isle of Capris Casinos Inc.                                    1,700           22,746
(1) Macrovision Corp.                                              3,060          107,773
(1) Metro-Goldwyn-Mayer Inc.                                      13,240          289,956
(1) Penn National Gaming Inc.                                      2,343           71,087
(1) Pinnacle Entertainment Inc.                                    1,651            9,956
(1) Six Flags Inc.                                                 5,174           79,576
(1) Speedway Motorsports Inc.                                      2,656           67,144

                                      182

SECURITY                                                          SHARES            VALUE
-----------------------------------------------------------------------------------------
(1) Steinway Musical Instruments
     Inc.                                                          1,325     $     22,008
(1) Ticketmaster Online-CitySearch
     Inc. "B"                                                      4,713           77,246
(1) Trendwest Resorts Inc.                                         2,625           66,465
(1) Vail Resorts Inc.                                              2,910           51,594
(1) World Wrestling Federation
     Entertainment Inc.                                            1,900           24,985
(1) Zomax Inc.                                                     2,356           18,824
                                                                             ------------
                                                                                1,747,354
                                                                             ------------
ENVIRONMENTAL CONTROL--0.37%
(1) Catalytica Energy Systems Inc.                                 1,705            7,792
(1) Duratek Inc.                                                   2,430           10,862
(1) IMCO Recycling Inc.                                            5,713           40,848
(1) Ionics Inc.                                                      920           27,628
(1) IT Group Inc.                                                  2,512              955
(1) Layne Christensen Co.                                          6,420           51,360
    Mine Safety Appliances Co.                                       963           38,664
(1) MPM Technologies Inc.                                          1,900            5,510
(1) Republic Services Inc. "A"                                    11,167          223,005
(1) Stericycle Inc.                                                1,400           85,232
(1) Tetra Tech Inc.                                                2,746           54,673
(1) U S Liquids Inc.                                               5,654           32,115
(1) Waste Holdings Inc.                                            2,593           16,336
                                                                             ------------
                                                                                  594,980
                                                                             ------------
FOOD--2.27%
(1) American Italian Pasta Co. "A"                                 1,309           55,017
    Andersons Inc.                                                 2,101           21,010
    Applebee's International Inc.                                  2,614           89,399
(1) Arden Group Inc. "A"                                             520           31,200
    Bridgeford Food Corp.                                          1,119           13,428
(1) CEC Entertainment Inc.                                         1,809           78,493
(1) Chart House Enterprises Inc.                                     526              473
(1) Cheesecake Factory (The)                                       2,974          103,406
    Corn Products International Inc.                               2,003           70,606
(1) Dean Foods Co.                                                 2,506          170,909
(1) Del Monte Foods Co.                                            3,796           32,304
    Dole Food Co.                                                  2,850           76,466
    Dreyer's Grand Ice Cream Inc.                                  2,121           81,680
    Fleming Companies Inc.                                         2,911           53,854
(1) Flowers Foods Inc.                                             1,153           46,028
    Fresh Brands Inc.                                              3,742           77,123
(1) Fresh Del Monte Produce Inc.                                   2,629           39,566
(1) Gardenburger Inc.                                              3,019              815
(1) Green Mountain Coffee Inc.                                     1,000           27,390
(1) Hain Celestial Group Inc.                                      2,289           62,856
    Hormel Foods Corp.                                             8,986          241,454
(1) IHOP Corp.                                                     1,282           37,563
    Interstate Bakeries Corp.                                      2,520           60,934
(1) Jack in the Box Inc.                                           1,951           53,731
    Kraft Foods Inc.                                              17,181          584,669
    Lance Inc.                                                     2,741           39,169
(1) M&F Worldwide Corp.                                            1,561            6,712
    McCormick & Co. Inc.                                           4,152          174,259
(1) P.F. Chang's China Bistro Inc.                                   753           35,617
(1) Papa John's International Inc.                                 1,521           41,797
(1) Pathmark Stores Inc.                                           1,900           46,854
(1) Performance Food Group Co.                                     2,324           81,735
(1) Ralcorp Holdings Inc.                                          2,028           46,036
(1) Rare Hospitality International Inc.                            1,567           35,320
    Ruddick Corp.                                                  2,487           39,767
(1) Schlotzsky's Inc.                                                972            6,153
    Seaboard Corp.                                                   166           50,796
    Sensient Technologies Corp.                                    2,590           53,898
(1) Smithfield Foods Inc.                                          6,558          144,538
(1) Sonic Corp.                                                    1,826           65,736
(1) Tejon Ranch Co.                                                1,368           32,709
    Tootsie Roll Industries Inc.                                   3,343          130,644
    Tyson Foods Inc. "A"                                          22,989          265,523
(1) United Heritage Corp.                                          6,360            6,996
(1) United Natural Foods Inc.                                      1,913           47,825
    Weis Markets Inc.                                              3,068           85,781
(1) Whole Foods Market Inc.                                        3,158          137,562
(1) Wild Oats Markets Inc.                                         1,876           18,629
                                                                             ------------
                                                                                3,704,430
                                                                             ------------
FOREST PRODUCTS & PAPER--0.40%
    American Woodmark Corp.                                          800           43,000
    Bowater Inc.                                                   3,115          148,586
(1) Buckeye Technologies Inc.                                      1,702           19,573
    Caraustar Industries Inc.                                      3,220           22,315
    Chesapeake Corp.                                               1,159           32,232
(1) Fibermark Inc.                                                 1,686            9,644
    Glatfelter (P.H.) Co.                                          3,481           54,234
    Plum Creek Timber Co. Inc.                                     8,937          253,364
    Pope & Talbot Inc.                                             1,397           19,907
    Wausau-Mosinee Paper Corp.                                     3,433           41,539
                                                                             ------------
                                                                                  644,394
                                                                             ------------
GAS--0.19%
    AGL Resources Inc.                                             2,957           68,070
    NUI Corp.                                                      1,366           32,374
    ONEOK Inc.                                                     3,720           66,365
    Vectren Corporation                                            3,387           81,220
    WGL Holdings Inc.                                              2,044           59,419
                                                                             ------------
                                                                                  307,448
                                                                             ------------
HAND/MACHINE TOOLS--0.34%
(1) Axsys Technologies Inc.                                        1,179           11,790
    Baldor Electric Co.                                            1,856           38,790
    Franklin Electric Co. Inc.                                       450           36,900
    Kennametal Inc.                                                1,536           61,855
(1) Powell Industries Inc.                                         2,091           39,248
    Regal-Beloit Corp.                                             1,935           42,183
(1) SPX Corp.                                                      2,376          325,274
                                                                             ------------
                                                                                  556,040
                                                                             ------------
HEALTH CARE--5.15%
(1) ABIOMED Inc.                                                   1,772           28,033
(1) Accredo Health Inc.                                            1,625           64,513
(1) Advanced Tissue Sciences Inc.                                  3,800           16,568
(1) Albany Molecular Research Inc.                                 2,100           55,629
(1) Alliance Imaging Inc.                                          1,823           22,241
(1) Alliance Pharmaceutical Corp.                                    640            2,176
(1) American Medical Systems
     Holdings Inc.                                                 3,000           62,070
(1) AmeriPath Inc.                                                 1,673           53,553
(1) Anthem Inc.                                                    5,988          296,406
(1) Apogent Technologies Inc.                                      6,318          163,004
(1) Apria Healthcare Group Inc.                                    3,016           75,370
(1) Aradigm Corp.                                                  2,248           15,961
    Arrow International Inc.                                       1,139           45,492
(1) Arthocare Corp.                                                1,560           27,971
(1) AVAX Technologies Inc.                                         2,900            1,711
(1) Avigen Inc.                                                    1,500           17,265
    Beckman Coulter Inc.                                           3,558          157,619
    Bei Technologies Inc.                                            900           15,696
(1) BioMarin Pharmaceutical Inc.                                   4,800           64,512
(1) Bio-Rad Laboratories Inc. "A"                                  1,058           66,971
(1) Bioreliance Corp.                                              2,049           58,458

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
SECURITY                                                          SHARES            VALUE
-----------------------------------------------------------------------------------------
(1) Biosite Diagnostics Inc.                                         977     $     17,947
(1) BriteSmile Inc.                                                6,500           32,500
(1) Bruker Daltonics Inc.                                          3,335           54,527
(1) CardioDynamics International
     Corp.                                                         2,800           18,508
(1) CardioGenesis Corp.                                            2,404            2,813
(1) Cerner Corp.                                                   2,467          123,177
(1) Cerus Corp.                                                    1,347           61,625
(1) ChromaVision Medical Systems
     Inc.                                                          3,736           16,775
(1) Closure Medical Corp.                                          1,294           30,228
(1) Colorado Medtech Inc.                                          1,974            5,822
(1) Community Health Systems Inc.                                  5,400          137,700
(1) Computer Motion Inc.                                           1,959            7,738
(1) Conmed Corp.                                                   2,515           50,199
    Cooper Companies Inc.                                          1,367           68,323
(1) Covance Inc.                                                   3,805           86,374
(1) Coventry Health Care Inc.                                      3,732           74,453
(1) Cyber-Care Inc.                                                5,200            4,992
(1) Cyberonics Inc.                                                1,143           30,324
(1) Cygnus Inc.                                                    2,359           12,385
(1) Cytyc Corp.                                                    7,458          194,654
    Datascope Corp.                                                  978           33,174
(1) DaVita Inc.                                                    5,721          139,878
    Diagnostic Products Corp.                                      1,634           71,814
(1) Diametrics Medical Inc.                                        3,462           19,595
(1) Dynacq International Inc.                                      2,800           62,356
(1) Edwards Lifesciences Corp.                                     3,700          102,231
(1) Enzo Biochem Inc.                                              1,793           42,136
(1) Enzon Inc.                                                     2,484          139,800
(1) Epimmune Inc.                                                  2,000            6,000
(1) Express Scripts Inc. "A"                                       4,908          229,498
(1) Haemonetics Corp.                                              1,692           57,393
(1) Health Net Inc.                                                7,267          158,275
(1) Healthtronics Inc.                                             2,400           21,600
    Hillenbrand Industries Inc.                                    3,595          198,696
(1) Hologic Inc.                                                   2,693           25,018
    Hooper Holmes Inc.                                             3,918           35,066
(1) IDEXX Laboratories Inc.                                        1,329           37,890
(1) IGEN International Inc.                                        1,785           71,579
(1) I-many Inc.                                                    1,903           18,364
(1) Impath Inc.                                                    1,124           50,029
(1) INAMED Corp.                                                   1,100           33,077
(1) Intermagnetics General Corp.                                   1,020           26,418
(1) Interpore International                                        2,927           24,353
    Invacare Corp.                                                 1,337           45,070
(1) Isolyser Co. Inc.                                              2,500            6,375
(1) I-Stat Corp.                                                   1,362           10,746
(1) Kensey Nash Corp.                                              1,733           31,194
(1) Laboratory Corp. of America
     Holdings                                                      4,280          346,038
(1) Lasersight Inc.                                                1,588              985
(1) LifeCell Corp.                                                   600            1,362
(1) LifePoint Hospitals Inc.                                       2,300           78,292
(1) Lincare Holdings Inc.                                          6,608          189,319
(1) Luminex Corp.                                                  2,140           36,294
(1) Magellan Health Services Inc.                                  2,200           13,970
(1) Matria Healthcare Inc.                                         1,160           40,171
(1) Med-Design Corp. (The)                                         2,100           41,370
(1) Medwave Inc.                                                   1,841            3,866
    Mentor Corp.                                                   1,484           42,383
    Meridian Bioscience Inc.                                       4,830           29,090
(1) Merit Medical Systems Inc.                                     2,500           46,700
(1) Micro Therapeutics Inc.                                        3,300           20,757
(1) Mid Atlantic Medical Services Inc.                             3,220           73,094
(1) Novamed Eyecare Inc.                                           2,500            2,950
(1) Novavax Inc.                                                   3,100           43,710
(1) Novoste Corp.                                                  1,694           14,806
(1) Oakley Inc.                                                    4,562           74,178
(1) Ocular Sciences Inc.                                           2,303           53,660
(1) OraSure Technologies Inc.                                      2,701           32,817
(1) Ortec Inernational Inc.                                        3,263           18,925
(1) Orthodontic Centers of America
     Inc.                                                          3,298          100,589
(1) Orthologic Corp.                                               3,033           14,831
(1) Osteotech Inc.                                                 2,997           16,633
(1) Oxford Health Plans Inc.                                       5,596          168,663
(1) PacifiCare Health Systems
     Inc. "A"                                                      1,336           21,376
(1) Palatin Technologies Inc.                                      1,800            7,560
(1) Pediatrix Medical Group Inc.                                   1,483           50,303
(1) PharmaNetics Inc.                                              2,400           17,400
(1) Polymedica Industries Corp.                                      800           13,280
(1) Possis Medical Inc.                                            2,556           44,526
(1) Prime Medical Service Inc.                                     2,659           12,870
(1) Province Healthcare Co.                                        2,368           73,076
(1) PSS World Medical Inc.                                         7,148           58,328
    Psychemedics Corp.                                             2,416            9,906
(1) Quest Diagnostics Inc.                                         5,772          413,910
(1) RehabCare Group Inc.                                           1,278           37,829
(1) Renal Care Group Inc.                                          2,813           90,297
(1) Res-Care Inc.                                                  2,444           21,629
(1) ResMed Inc.                                                    2,712          146,231
(1) Respironics Inc.                                               2,313           80,122
(1) Ribozyme Pharmaceuticals Inc.                                  3,000           13,710
(1) SciQuest.com Inc.                                              3,205            5,416
(1) Select Medical Corp.                                           2,800           45,024
(1) Sola International Inc.                                        2,813           54,572
(1) Specialty Laboratories Inc.                                    1,300           35,737
(1) Spectranetics Corp.                                            3,055           10,937
(1) SPECTRASCIENCE Inc.                                            2,000            5,120
(1) Staar Surgical Co.                                             1,696            6,530
(1) Steris Corp.                                                   4,554           83,202
(1) Sunrise Assisted Living Inc.                                   1,950           56,765
(1) Sunrise Technologies
     International Inc.                                            4,043              970
(1) Syncor International Corp.                                     1,182           33,852
(1) Techne Corp.                                                   2,192           80,775
(1) Theragenics Corp.                                              2,984           29,422
(1) Thoratec Labs Corp.                                            3,876           65,892
(1) Triad Hospitals Inc.                                           4,424          129,844
(1) Trigon Healthcare Inc.                                         2,492          173,069
(1) TriPath Imaging Inc.                                           3,479           26,197
(1) U.S. Physical Therapy Inc.                                     2,600           42,016
(1) Unilab Corp.                                                   1,772           44,477
(1) Universal Health Services Inc. "B"                             3,630          155,291
(1) Urologix Inc.                                                  2,100           42,105
(1) US Oncology Inc.                                               4,023           30,333
(1) Valentis Inc.                                                  3,876           12,016
(1) Varian Medical Systems Inc.                                    2,530          180,288
(1) Ventana Medical Systems Inc.                                   1,393           31,510
(1) VISX Inc.                                                      4,020           53,265
    Vital Sign Inc.                                                1,269           44,288
(1) WebMD Corp.                                                   23,096          163,058
    West Pharmaceutical Services
     Inc.                                                          1,171           31,149
(1) Young Innovations Inc.                                           903           23,433
(1) ZEVEX International Inc.                                       1,200            3,360
(1) Zoll Medical Corp.                                               677           26,362
                                                                             ------------
                                                                                8,383,989
                                                                             ------------

                                      184
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
SECURITY                                                          SHARES            VALUE
-----------------------------------------------------------------------------------------
HOLDING COMPANIES-DIVERSIFIED--4.22%
(1) Berkshire Hathaway Inc. "A"                                       90     $  6,804,000
(1) Craig Corp.                                                    1,000            1,950
(1) Triarc Companies Inc.                                          1,308           31,784
    Walter Industries Inc.                                         3,486           39,427
                                                                             ------------
                                                                                6,877,161
                                                                             ------------
HOME BUILDERS--0.81%
(1) AMREP Corporation                                                500            3,225
(1) Beazer Homes USA Inc.                                            731           53,487
(1) Champion Enterprises Inc.                                      4,252           52,342
    Clayton Homes Inc.                                             8,105          138,596
    D.R. Horton Inc.                                               4,945          160,515
(1) Dominion Homes Inc.                                            1,300           20,280
    Fleetwood Enterprises Inc.                                     3,500           39,655
    Lennar Corp.                                                   3,850          180,257
    M.D.C. Holdings Inc.                                           1,355           51,213
(1) Monaco Coach Corp.                                             2,752           60,186
    Newmark Homes Corp.                                            1,914           27,638
(1) NVR Inc.                                                         481           98,124
(1) Palm Harbor Homes Inc.                                         2,363           56,594
    Ryland Group Inc.                                                957           70,052
    Skyline Corp.                                                  1,441           46,472
    Standard-Pacific Corp.                                         2,326           56,568
    Thor Industries Inc.                                           1,446           53,574
(1) Toll Brothers Inc.                                             2,254           98,951
    Winnebago Industries Inc.                                      1,220           45,067
                                                                             ------------
                                                                                1,312,796
                                                                             ------------
HOME FURNISHINGS--0.50%
(1) Applica Inc.                                                   3,014           27,156
    Bassett Furniture Industries Inc.                              2,279           31,929
    Ethan Allen Interiors Inc.                                     2,449          101,854
    Fedders Corp.                                                  3,324           10,105
(1) Furniture Brands International
     Inc.                                                          3,320          106,306
    Harman International Industries
     Inc.                                                          1,782           80,368
    Kimball International Inc. "B"                                 1,920           29,088
(1) Lazare Kaplan International Inc.                               2,279           15,725
    La-Z-Boy Inc.                                                  3,606           78,683
    Libbey Inc.                                                    1,373           44,828
    Movado Group Inc.                                              1,678           32,218
    Oneida Ltd.                                                    1,947           25,214
(1) Parkervision Inc.                                              1,320           27,720
(1) Polycom Inc.                                                   5,048          173,651
    Rowe Furniture Corp.                                             499              599
(1) Royal Appliance Manufacturing
     Co.                                                           2,194           10,948
(1) Salton Inc.                                                    1,283           24,223
                                                                             ------------
                                                                                  820,615
                                                                             ------------
HOUSEHOLD PRODUCTS/WARES--0.59%
    Blyth Inc.                                                     2,800           65,100
    Church & Dwight Co. Inc.                                       2,224           59,225
    Dial Corp.                                                     6,317          108,337
(1) Enesco Group Inc.                                              7,002           44,113
(1) Fossil Inc.                                                    2,804           58,884
    Harland (John H.) Co.                                          1,887           41,703
(1) Helen of Troy Ltd.                                             2,599           32,254
(1) Nashua Corp.                                                   3,083           17,943
    National Presto Industries Inc.                                1,071           29,720
    Pennzoil-Quaker State Co.                                      5,777           83,478
(1) Playtex Products Inc.                                          4,899           47,765
    Russ Berrie & Co. Inc.                                         1,794           53,820
(1) Scotts Co. (The) "A"                                           1,835           87,346
    Standard Register Co.                                          2,728           50,550
    Toro Co.                                                       1,275           57,375
    Wallace Computer Services Inc.                                 2,335           44,342
(1) Yankee Candle Co. Inc. (The)                                   3,500           79,310
                                                                             ------------
                                                                                  961,265
                                                                             ------------
INSURANCE--4.24%
(1) Acceptance Insurance Companies
     Inc.                                                          3,741           19,042
    Alfa Corp.                                                     1,928           43,264
    Allmerica Financial Corp.                                      2,800          124,740
    American Financial Group Inc.                                  3,332           81,801
    American National Insurance Co.                                1,284          107,984
    AmerUs Group Co.                                               1,849           66,268
    Argonaut Group Inc.                                            2,775           54,307
    Baldwin & Lyons Inc. "B"                                       1,513           38,733
    Berkley (W.R.) Corp.                                           1,685           90,485
    Brown & Brown Inc.                                             4,016          109,637
    Capitol Transamerica Corp.                                     1,713           28,179
(1) CNA Financial Corp.                                           10,127          295,405
    CNA Surety Corp.                                               2,972           46,066
    Commerce Group Inc.                                            2,012           75,832
    Crawford & Co. "B"                                             3,782           44,325
(1) Danielson Holding Corp.                                          700            3,108
    Delphi Financial Group Inc. "A"                                  948           31,568
    Donegal Group Inc. "B"                                           855            9,063
    Erie Indemnity Co. "A"                                         4,499          173,167
    FBL Financial Group Inc. "A"                                   2,105           35,111
    Fidelity National Financial Inc.                               4,734          117,403
    Financial Industries Corp.                                     1,320           17,886
    First American Corp.                                           4,918           92,163
    Fremont General Corp.                                          3,527           27,581
(1) Gainsco Inc.                                                     770            1,232
    Gallagher (Arthur J.) & Co.                                    4,692          161,827
    Great American Financial
     Resources Inc.                                                2,609           48,919
    Harleysville Group Inc.                                        2,703           64,575
    HCC Insurance Holdings Inc.                                    3,153           86,865
(1) HealthExtras Inc.                                              3,729           21,293
    Hilb Rogal & Hamilton Co.                                      1,047           58,684
    Horace Mann Educators Corp.                                    2,702           57,336
    Independence Holding Co.                                       1,069           19,242
    Kansas City Life Insurance Co.                                 1,354           50,233
    LandAmerica Financial Group Inc.                               1,290           37,023
    Leucadia National Corp.                                        3,182           91,864
(1) Markel Corp.                                                     646          116,054
    Mercury General Corp.                                          3,049          133,119
    MONY Group Inc.                                                2,693           93,097
    Nationwide Financial Services Inc.                               864           35,821
(1) Navigators Group Inc.                                          1,877           37,071
   Odyssey Re Holdings Corp.                                       3,110           55,047
(1) Ohio Casualty Corp.                                            5,178           83,107
    Old Republic International Corp.                               7,200          201,672
(1) Philadelphia Consolidated
     Holding Co.                                                   1,645           62,033
(1  PICO Holdings Inc.                                             2,300           28,750
    PMA Capital Corp. "A"                                          2,309           44,564
    PMI Group Inc. (The)                                           2,735          183,272
    Presidential Life Corp.                                        2,120           43,587
(1) Principal Financial Group (The)                               21,100          506,400
(1) ProAssurance Corp.                                             3,295           57,934
    Protective Life Corp.                                          3,782          109,413
(1) Prudential Financial Inc.                                     33,336        1,106,422
    Radian Group Inc.                                              5,382          231,157

                                      185
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
SECURITY                                                          SHARES            VALUE
-----------------------------------------------------------------------------------------
    Reinsurance Group of America
     Inc.                                                          2,557     $     85,097
    RLI Corp.                                                      1,164           52,380
    Selective Insurance Group Inc.                                 1,963           42,656
    StanCorp Financial Group Inc.                                  1,700           80,325
    State Auto Financial Corp.                                     3,976           64,570
(1) Stewart Information Services
     Corp.                                                         2,478           48,941
    Transatlantic Holdings Inc.                                    2,875          261,625
(1) Triad Guaranty Inc.                                            1,298           47,078
    21st Century Insurance Group                                   4,619           89,840
(1) UICI                                                           4,968           67,068
    United Fire & Casualty Co.                                     1,251           35,816
    Unitrin Inc.                                                   4,544          179,579
(1) Universal American Financial Corp.                             3,000           20,370
    Wesco Financial Corp.                                            418          131,670
    White Mountains Insurance Group
     Inc.                                                            256           89,088
    Zenith National Insurance Corp.                                1,762           49,230
                                                                             ------------
                                                                                6,906,064
                                                                             ------------
IRON/STEEL--0.18%
    AK Steel Holding Corp.                                         8,844          100,645
    Carpenter Technology Corp.                                     1,180           31,412
    Gibraltar Steel Corp.                                          1,160           20,323
(1) National Steel Corp. "B"                                       4,836            7,012
    Reliance Steel & Aluminum Co.                                  1,537           40,346
    Ryerson Tull Inc.                                              2,942           32,362
(1) Shiloh Industries Inc.                                         2,882            5,476
(1) Steel Dynamics Inc.                                            4,841           56,204
(1) Weirton Steel Corp.                                            2,700              648
(1) WHX Corp.                                                      1,756            2,704
                                                                             ------------
                                                                                  297,132
                                                                             ------------
LEISURE TIME--0.36%
    Ambassadors International Inc.                                   965           20,255
(1) Bally Total Fitness Holding Corp.                              1,835           39,563
    Callaway Golf Co.                                              4,560           87,324
(1) Cannondale Corp.                                               3,074            6,886
(1) Direct Focus Inc.                                              2,700           84,240
(1) K2 Inc.                                                        2,311           16,662
    Polaris Industries Partners LP "A"                             1,447           83,564
(1) Rawlings Sporting Goods Co.                                    3,087            9,261
(1) Resortquest International Inc.                                 3,354           15,965
    Royal Caribbean Cruises Ltd.                                  11,118          180,112
(1) WMS Industries Inc.                                            2,502           50,040
                                                                             ------------
                                                                                  593,872
                                                                             ------------
LODGING--0.63%
(1) Aztar Corp.                                                    2,668           48,824
(1) Boca Resorts Inc. "A"                                          2,661           34,859
(1) Boyd Gaming Corp.                                              6,380           41,470
(1) Choice Hotels International Inc.                               3,389           75,066
(1) Crestline Capital Corp.                                        1,355           42,086
(1) Extended Stay America Inc.                                     5,792           94,989
(1) John Q Hammons Hotels Inc.                                     2,600           14,950
(1) Mandalay Resort Group Inc.                                     3,656           78,238
    Marcus Corp.                                                   2,495           35,304
(1) MGM Grand Inc.                                                 8,682          250,649
(1) Park Place Entertainment Corp.                                19,847          181,997
(1) Prime Hospitality Corp.                                        3,038           33,570
(1) ShoLodge Inc.                                                  1,700            9,690
    Sonesta International Hotels
     Corp.                                                           800            4,920
(1) Station Casinos Inc.                                           4,168           46,640
(1) Suburban Lodges of America Inc.                                3,969           27,188
                                                                             ------------
                                                                                1,020,440
                                                                             ------------
MACHINERY--1.10%
    AGCO Corp.                                                     3,663           57,802
    Albany International Corp. "A"                                 2,107           45,722
    Applied Industrial Technologies
     Inc.                                                          1,369           25,532
(1) Astec Industries Inc.                                          1,643           23,758
(1) Asyst Technologies Inc.                                        2,036           25,979
(1) Brooks Automation Inc.                                         1,605           65,275
(1) Cognex Corp.                                                   2,291           58,673
    Donaldson Co. Inc.                                             2,664          103,470
(1) DT Industries Inc.                                             2,068           11,374
(1) Dycom Industries Inc.                                          2,491           41,625
(1) Electroglas Inc.                                               1,827           26,985
(1) Esterline Technologies Corp.                                   1,575           25,216
(1) Flowserve Corp.                                                2,018           53,699
(1) Gardner Denver Inc.                                            1,793           40,020
    Gerber Scientific Inc.                                         3,216           29,909
(1) Global Payment Technologies Inc.                               2,540            9,169
(1) Global Power Equipment Group
     Inc.                                                            440            6,622
    Graco Inc.                                                     2,397           93,603
(1) Hurco Companies Inc.                                             600            1,320
    Idex Corp.                                                     1,612           55,614
(1) Imation Corp.                                                  1,818           39,232
(1) Insituform Technologies Inc. "A"                               1,380           35,300
    JLG Industries Inc.                                            2,372           25,262
(1) Kadant Inc.                                                      830           12,035
(1) Kulicke & Soffa Industries Inc.                                3,584           61,466
    Lincoln Electric Holding Inc.                                  3,754           91,748
(1) Magnetek Inc.                                                  2,812           25,336
    Manitowoc Co. Inc.                                             1,659           51,595
(1) McClain Industries Inc.                                        1,400            1,820
    Nordson Corp.                                                  2,262           59,739
(1) Paragon Technologies Inc.                                      3,600           31,500
(1) Paxar Corp.                                                    3,943           55,991
(1) PPT Vision Inc.                                                1,600            2,162
(1) Presstek Inc.                                                  1,890           17,331
(1) Research Inc.                                                  3,200              832
    Robbins & Myers Inc.                                           1,306           30,573
(1) Semitool Inc.                                                  1,816           20,848
    Stewart & Stevenson Services
     Inc.                                                          2,732           51,389
    Tecumseh Products Co. "A"                                        739           37,416
(1) Tegal Corp.                                                    4,300            5,762
    Tennant Co.                                                    1,215           45,077
(1) Terex Corp.                                                    1,330           23,328
    Thomas Industries Inc.                                         1,910           47,750
(1) Ultratech Stepper Inc.                                         1,943           32,098
(1) Unova Inc.                                                     4,748           27,538
    Woodward Governor Co.                                            816           47,532
(1) Zebra Technologies Corp. "A"                                   1,898          105,358
                                                                             ------------
                                                                                1,787,385
                                                                             ------------
MANUFACTURERS--0.53%
    AZZ Incorporated                                               1,300           27,651
    Carlisle Companies Inc.                                        1,750           64,715
(1) CUNO Inc.                                                      1,796           54,778
    Federal Signal Corp.                                           2,427           54,049
(1) FMC Corp.                                                      1,838           57,382
    Harsco Corp.                                                   1,788           61,328
    Lancaster Colony Corp.                                         2,693           95,628
    Pentair Inc.                                                   2,818          102,885
    Pittston Brink's Group                                         2,775           61,328
    Polymer Group Inc.                                             3,131            2,348

                                      186
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
SECURITY                                                          SHARES            VALUE
-----------------------------------------------------------------------------------------
(1) Samsonite Corp.                                                2,267     $      3,083
    Sturm Ruger & Co. Inc.                                         2,392           28,656
    Teleflex Inc.                                                  1,873           88,612
    Tredegar Corporation                                           2,217           42,123
    Trinity Industries Inc.                                        2,237           60,779
(1) U.S. Industries Inc.                                           5,310           13,594
    Wabtec Corporation                                             3,405           41,882
                                                                             ------------
                                                                                  860,821
                                                                             ------------
MEDIA--4.77%
(1) Acme Communications Inc.                                       2,400           16,176
(1) Adelphia Communications
     Corp. "A"                                                     8,897          277,408
    Banta Corp.                                                    1,494           44,103
(1) Beasley Broadcast Group Inc. "A"                               2,300           29,923
    Belo (A.H.) Corp.                                              7,894          148,013
(1) Big City Radio Inc.                                            2,600            2,860
(1) Cablevision Systems Corp.                                      7,709          365,792
(1) Charter Communications Inc.                                   17,800          292,454
(1) Cox Radio Inc. "A"                                             2,065           52,616
(1) Crown Media Holdings Inc.                                      2,398           27,073
(1) CTN Media Group Inc.                                           1,438            1,438
(1) Cumulus Media Inc. "A"                                         3,327           53,831
(1) Emmis Communications Corp.                                     3,174           75,033
(1) Entercom Communications Corp.                                  2,900          145,000
(1) Fox Entertainment Group
     Inc. "A"                                                     17,484          463,851
(1) Gemstar-TV Guide International
     Inc.                                                         24,500          678,650
(1) Granite Broadcasting Corp.                                     1,368            2,818
   Gray Communications Systems
     Inc. "B"                                                      2,271           23,596
(1) Hearst-Argyle Television Inc.                                  3,373           72,722
(1) Hispanic Broadcasting Corp.                                    6,746          172,023
    Hollinger International Inc.                                   5,722           66,947
(1) Hollywood Media Corp.                                          2,989           19,698
(1) HyperFeed Technologies Inc.                                      997              608
(1) Information Holdings Inc.                                      1,958           55,431
(1) Insight Communications Co. Inc.                                2,900           70,064
(1) Journal Register Co.                                           2,867           60,322
    Lee Enterprises Inc.                                           2,493           90,670
    Liberty Corp.                                                  1,034           42,549
(1) Liberty Digital Inc. "A"                                       2,600            8,996
(1) Liberty Media Corp. "A"                                      141,400        1,979,600
(1) LodgeNet Entertainment Corp.                                   2,500           42,725
(1) Lynch Interactive Corp.                                          504           34,776
    McClatchy Co. (The) "A"                                        2,199          103,353
    Media General Inc. "A"                                         1,097           54,664
(1) Mediacom Communications Corp.                                  4,250           77,605
(1) Metromedia International Group
     Inc.                                                          4,997            4,048
(1) New Frontier Media Inc.                                        1,500            4,500
(1) On Command Corp.                                               3,249            9,909
(1) Paxson Communications Corp.                                    4,748           49,617
(1) Pegasus Communications Corp.                                   3,312           34,478
(1) Playboy Enterprises Inc. "B"                                   2,398           40,502
(1) Primedia Inc.                                                 10,516           45,745
   Pulitzer Inc.                                                   1,506           76,806
(1) adio Unica Communications
     Corp.                                                         3,800            5,320
(1) Rare Medium Group Inc.                                         5,115            3,785
    Readers Digest Association
     Inc. (The) "A"                                                6,294          145,266
(1) Regent Communications Inc.                                     3,200           21,600
(1) Scholastic Corp.                                               1,860           93,614
    Scripps (E.W.) Company                                         4,611          304,326
(1) Sinclair Broadcast Group "A"                                   4,099           38,777
(1) Spanish Broadcasting System
     Inc. "A"                                                      2,600           25,714
(1) TiVo Inc.                                                      3,800           24,890
(1) UnitedGlobalCom Inc. "A"                                       5,046           25,230
(1) USA Networks Inc.                                             19,163          523,342
    Value Line Inc.                                                1,146           55,558
    Washington Post Company
     (The) "B"                                                       450          238,500
(1) Westwood One Inc.                                              6,286          188,894
    Wiley (John) & Sons Inc. "A"                                   3,234           74,479
(1) Wink Communications Inc.                                       2,600            4,160
(1) XM Satellite Radio Holdings
     Inc. "A"                                                      4,500           82,620
(1) Youthstream Media Networks
     Inc.                                                          2,318            2,874
                                                                             ------------
                                                                                7,777,942
                                                                             ------------
METAL FABRICATE/HARDWARE--0.16%
    Amcast Industrial Corp.                                        1,839            9,894
    Kaydon Corp.                                                   1,638           37,150
    Penn Engineering &
     Manufacturing Corp.                                           1,834           30,720
    Precision Castparts Corp.                                      2,378           67,179
    Timken Co. (The)                                               3,739           60,497
(1) TransTechnology Corp.                                          2,532           25,826
    Valmont Industries Inc.                                        2,324           33,605
                                                                             ------------
                                                                                  264,871
                                                                             ------------
METALS-DIVERSIFIED--0.27%
    Ameron Inc.                                                      500           34,600
    AptarGroup Inc.                                                1,812           63,474
(1) Atchison Casting Corp.                                           457              804
    Commercial Metals Co.                                          1,770           61,915
    Matthews International Corp. "A"                               1,974           48,521
(1) Maverick Tube Corp.                                            1,669           21,614
(1) Mueller Industries Inc.                                        2,301           76,508
(1) Niagara Corp.                                                    600              900
(1) NS Group Inc.                                                  1,534           11,474
    Pitt-Des Moines Inc.                                             500           15,500
(1) Shaw Group Inc.                                                2,670           62,745
(1) Titanium Metals Corp.                                          2,200            8,778
(1) TransPro Inc.                                                  1,600            4,960
    Tremont Corp.                                                  1,000           28,900
                                                                             ------------
                                                                                  440,693
                                                                             ------------
MINING--0.23%
    Arch Coal Inc.                                                 3,365           76,386
    Brush Engineered Materials                                     1,404           19,993
    Century Aluminum Co.                                           1,637           21,870
(1) Charles & Colvard Ltd.                                         2,811            4,385
(1) Kaiser Aluminum Corp.                                          3,541            5,736
(1) MAXXAM Inc.                                                    1,713           29,978
(1) Meridian Gold Inc.                                             4,594           47,456
    Peabody Energy Corp.                                           3,167           89,278
(1) Stillwater Mining Co.                                          2,620           48,470
    USEC Inc.                                                      5,274           37,762
                                                                             ------------
                                                                                  381,314
                                                                             ------------
OFFICE/BUSINESS EQUIPMENT--0.24%
(1) General Binding Corp.                                          3,195           41,247
    Herman Miller Inc.                                             4,846          114,656
    HON Industries Inc.                                            4,562          126,139
(1) Insight Enterprises Inc.                                       2,872           70,651

                                      187
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
SECURITY                                                          SHARES            VALUE
-----------------------------------------------------------------------------------------
    Steelcase Inc.                                                 1,929     $     28,395
    Virco Manufacturing Corp.                                      1,453           14,530
                                                                             ------------
                                                                                  395,618
                                                                             ------------
OIL & GAS PRODUCERS--3.15%
    Adams Resources & Energy Inc.                                  1,600           12,480
    Apco Argentina Inc.                                              971           20,877
    Atmos Energy Corp.                                             1,953           41,501
(1) ATP Oil & Gas Corp.                                            1,370            4,083
(1) Atwood Oceanics Inc.                                           1,102           38,405
    Berry Petroleum Co. "A"                                        2,178           34,195
(1) Blue Dolphin Energy Co.                                        7,300           11,680
    BP Prudhoe Bay Royalty Trust                                   1,489           22,112
    Cabot Oil & Gas Corp. "A"                                      2,315           55,676
(1) CAL Dive International Inc.                                    2,072           51,137
(1) Callon Petroleum Corp.                                         1,559           10,679
    Cascade Natural Gas Corp.                                      1,007           22,204
(1) Chesapeake Energy Corp.                                       10,300           68,083
(1) Chiles Offshore Inc.                                           2,500           49,725
(1) Clayton Williams Energy Inc.                                   1,100           14,410
(1) Dawson Geophysical Co.                                         2,400           18,600
(1) Denbury Resources Inc.                                         4,397           32,142
    Diamond Offshore Drilling Inc.                                 7,576          230,310
(1) Encore Acquisition Co.                                         1,937           25,781
    Energen Corp.                                                  1,408           34,707
(1) Energy Partners Ltd.                                           2,000           15,100
    ENSCO International Inc.                                       8,456          210,132
    Equitable Resources Inc.                                       4,022          137,030
(1) Evergreen Resources Inc.                                       2,093           80,811
(1) Forest Oil Corp.                                               2,223           62,711
(1) Giant Industries Inc.                                          2,584           23,850
    GlobalSantaFe Corp.                                           12,920          368,478
(1) Grey Wolf Inc.                                                 9,565           28,408
(1) Hanover Compressor Co.                                         4,052          102,354
    Helmerich & Payne Inc.                                         3,200          106,816
(1) Houston Exploration Co.                                        1,769           59,403
    Howell Corp.                                                   2,050           21,320
(1) Key Energy Services Inc.                                       5,818           53,526
(1) Magnum Hunter Resources Inc.                                   2,900           24,070
(1) Mallon Resources Corp.                                         3,500           10,570
(1) MarkWest Hydrocarbon Inc.                                      1,779           11,386
(1) McMoRan Exploration Co.                                        2,119           12,269
(1) Meridian Resource Corp. (The)                                  5,900           23,541
(1) Mission Resources Corp.                                        1,833            6,416
    Mitchell Energy & Development
     Corp. "A"                                                     2,997          159,740
    Murphy Oil Corp.                                               2,511          211,024
(1) National-Oilwell Inc.                                          5,282          108,862
    New Jersey Resources Corp.                                     1,296           60,653
(1) Newfield Exploration Co.                                       2,302           81,744
    Noble Affiliates Inc.                                          3,549          125,244
    Northwest Natural Gas Co.                                        909           23,180
(1) Nuevo Energy Co.                                               1,327           19,905
    Ocean Energy Inc.                                             10,362          198,950
(1) Oceaneering International Inc.                                 2,232           49,372
(1) Parker Drilling Co.                                            6,495           23,967
    Patina Oil & Gas Corp.                                         1,200           33,000
(1) Petroleum Development Corp.                                    2,500           15,425
    Piedmont Natural Gas Co.                                       1,771           63,402
(1) Pioneer Natural Resources Co.                                  6,483          124,863
    Pogo Producing Co.                                             2,695           70,798
(1) Pride International Inc.                                       8,295          125,255
(1) Prima Energy Corp.                                             1,030           22,403
(1) Remington Oil & Gas Corp.                                      2,200           38,060
(1) Seacor Smit Inc.                                               1,050           48,720
(1) Seitel Inc.                                                    1,764           23,990
    Semco Energy Inc.                                              1,700           18,275
(1) Southern Union Co.                                             3,262           61,521
    Southwest Gas Corp.                                            1,656           37,012
(1) Spinnaker Exploration Co.                                      2,700          111,132
    St. Mary Land & Exploration Co.                                1,598           33,862
(1) Stone Energy Corp.                                             1,615           63,793
(1) Superior Energy Services Inc.                                  5,800           50,170
(1) Swift Energy Co.                                               1,629           32,906
(1) Tesoro Petroleum Corp.                                         3,192           41,847
(1) 3TEC Energy Corp.                                              1,700           23,800
(1) Tom Brown Inc.                                                 1,879           50,752
    UGI Corp.                                                      1,170           35,334
    Ultramar Diamond Shamrock
     Corp.                                                         4,219          208,756
(1) Unit Corp.                                                     2,349           30,302
    Valero Energy Corp.                                            3,898          148,592
    Vintage Petroleum Inc.                                         3,458           49,968
    WD-40 Company                                                  1,899           50,608
    Western Gas Resources Inc.                                     2,285           73,851
(1) Westport Resources Corp.                                       4,576           79,394
(1) W-H Energy Services Inc.                                       1,400           26,670
    XTO Energy Inc.                                                6,940          121,450
                                                                             ------------
                                                                                5,135,530
                                                                             ------------
OIL & GAS SERVICES--1.01%
(1) BJ Services Co.                                                9,772          317,101
    CARBO Ceramics Inc.                                              838           32,816
(1) Cooper Cameron Corp.                                           3,281          132,421
(1) Dril-Quip Inc.                                                 1,536           37,018
(1) FMC Technologies Inc.                                            266            4,376
(1) Global Industries Ltd.                                         5,078           45,194
(1) Grant Prideco Inc.                                             7,960           91,540
(1) Hydril Co.                                                     2,000           35,260
(1) Input/Output Inc.                                              4,854           39,851
(1) Lone Star Technologies Inc.                                    1,606           28,266
(1) Mitcham Industries Inc.                                        2,200           10,010
(1) Newpark Resources Inc.                                         6,968           55,047
(1) Oil States International Inc.                                  2,906           26,445
(1) Patterson-UTI Energy Inc.                                      4,632          107,972
(1) Smith International Inc.                                       3,253          174,426
    Tidewater Inc.                                                 3,538          119,938
(1) Varco International Inc.                                       5,849           87,618
(1) Veritas DGC Inc.                                               1,922           35,557
(1) Weatherford International Inc.                                 7,160          266,782
                                                                             ------------
                                                                                1,647,638
                                                                             ------------
PACKAGING & CONTAINERS--0.47%
(1) AEP Industries Inc.                                              745           17,850
(1) BWAY Corporation                                               1,143           12,573
(1) Gaylord Container Corporation "A"                              5,383            5,437
    Greif Brothers Corp. "A"                                       1,625           53,544
(1) Ivex Packaging Corp.                                           2,036           38,684
    Longview Fibre Co.                                             3,612           42,658
(1) Packaging Corporation of
     America                                                       6,850          124,328
(1) Silgan Holdings Inc.                                           2,054           53,733
(1) Smurfit-Stone Container Corp.                                 15,116          241,403
    Sonoco Products Co.                                            6,346          168,677
                                                                             ------------
                                                                                  758,887
                                                                             ------------
PHARMACEUTICALS--4.33%
(1) aaiPharma Inc.                                                 1,732           43,577
(1) Abgenix Inc.                                                   5,032          169,276
(1) Adolor Corporation                                             1,700           30,515
(1) AdvancePCS                                                     6,000          176,100
(1) Akorn Inc.                                                     2,709           10,836

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
SECURITY                                                          SHARES            VALUE
-----------------------------------------------------------------------------------------
(1) Align Technology Inc.                                          2,948     $     13,266
(1) Alkermes Inc.                                                  3,692           97,321
(1) Allou Health & Beauty Care
     Inc. "A"                                                      2,961           16,670
(1) Allscripts Healthcare Solutions
     Inc.                                                          4,600           14,904
    Alpharma Inc. "A"                                              1,695           44,833
(1) Amylin Pharmaceuticals Inc.                                    4,300           39,302
(1) Andrx Group                                                    4,300          302,763
(1) Antigenics Inc.                                                1,600           26,240
(1) Aphton Corp.                                                   2,832           41,347
(1) Arqule Inc.                                                    1,444           24,548
(1) AVANIR Pharmaceuticals "A"                                     4,000           17,040
(1) AVI BioPharma Inc.                                             4,800           52,415
(1) Barr Laboratories Inc.                                         2,730          216,653
(1) Biopure Corp.                                                  2,300           32,683
(1) Bone Care International Inc.                                   1,973           33,797
(1) Boston Life Sciences Inc.                                      3,693            9,860
(1) Celgene Corp.                                                  4,515          144,119
(1) Cell Genesys Inc.                                              2,359           54,823
(1) Cell Therapeutics Inc.                                         1,890           45,625
(1) Cephalon Inc.                                                  3,259          246,332
(1) CIMA Labs Inc.                                                 1,000           36,150
(1) CollaGenex Pharmaceuticals Inc.                                3,116           25,240
(1) Connetics Corp.                                                3,237           38,520
(1) COR Therapeutics Inc.                                          3,192           76,385
(1) Corixa Corp.                                                   3,112           46,898
(1) Corvas International Inc.                                      2,500           16,375
(1) Cubist Pharmaceuticals Inc.                                    1,344           48,330
(1) CV Therapeutics Inc.                                           1,300           67,626
    D&K Healthcare Resources Inc.                                  1,138           64,809
    Dentsply International Inc.                                    2,848          142,970
(1) Digene Corp.                                                   1,428           42,126
(1) Durect Corp.                                                   3,800           44,042
(1) Emisphere Technologies Inc.                                    1,405           44,834
(1) Endo Pharmaceuticals Holdings
     Inc.                                                          5,500           64,185
(1) Epix Medical Inc.                                              1,921           27,451
(1) Essential Therapeutics Inc.                                    2,892           12,436
(1) Genta Inc.                                                     4,000           56,920
(1) Genzyme Transgenics Corp.                                      7,976           46,420
(1) Geron Corp.                                                    2,194           19,088
(1) Gilead Sciences Inc.                                           5,798          381,045
(1) Guilford Pharmaceuticals Inc.                                  1,220           14,640
(1) Hemispherx Biopharma Inc.                                      3,710           16,695
(1) Henry Schein Inc.                                              2,680           99,240
    Herbalife International Inc. "A"                               3,068           43,627
(1) Hi-Tech Pharmacal Co.                                          2,400           28,440
(1) Hyseq Inc.                                                     4,178           32,254
    ICN Pharmaceuticals Inc.                                       4,523          151,521
(1) Ilex Oncology Inc.                                             1,266           34,233
(1) Imclone Systems Inc.                                           4,580          212,787
(1) Immune Response Corp.                                          3,465            4,643
(1) Immunogen Inc.                                                 2,500           41,450
(1) Impax Laboratories Inc.                                        4,000           53,760
(1) Inhale Therapeutic Systems Inc.                                3,004           55,724
(1) Inkine Pharmaceutical Co.                                      3,300            5,148
(1) Intuitive Surgical Inc.                                        2,200           22,066
(1) IVAX Corporation                                              11,280          227,179
(1) Kos Pharmaceuticals Inc.                                       1,853           64,114
(1) KV Pharmaceuticals Co.                                         1,842           54,339
(1) Ligand Pharmaceuticals Inc. "B"                                2,582           46,218
(1) Martek Biosciences Corp.                                       1,748           38,019
(1) Medarex Inc.                                                   4,728           84,915
(1) MediChem Life Sciences Inc.                                    1,600            2,320
(1) Medicines Company (The)                                        1,900           22,021
(1) Medicis Pharmaceutical Corp. "A"                               1,843          119,039
(1) Miravant Medical Technologies                                  1,991           19,134
    Mylan Laboratories Inc.                                        7,354          275,775
(1) NABI Inc.                                                      3,300           34,056
(1) NaPro BioTherapeutics Inc.                                     2,500           28,500
(1) Nastech Pharmaceutical Co. Inc.                                3,000           46,500
(1) Natrol Inc.                                                    2,290            5,759
(1) NBTY Inc.                                                      3,730           43,641
(1) Neose Technologies Inc.                                          953           34,899
(1) Neurocrine Biosciences Inc.                                    1,371           70,346
(1) NPS Pharmaceuticals Inc.                                       2,151           82,383
    Nu Skin Enterprises Inc. "A"                                   3,109           27,204
    Omnicare Inc.                                                  5,605          139,452
(1) OSI Pharmaceuticals Inc.                                       1,998           91,389
(1) Patterson Dental Co.                                           3,980          162,901
(1) Perrigo Co.                                                    5,276           62,362
(1) Pharmaceutical Resources Inc.                                  2,400           81,120
(1) Pharmacyclics Inc.                                             1,356           13,479
(1) Praecis Pharmaceuticals Inc.                                   3,000           17,460
(1) Priority Healthcare Corp. "B"                                  3,376          118,801
(1) Sangstat Medical Corp.                                         1,921           37,728
(1) Sciclone Pharmaceuticals Inc.                                  3,400           10,200
(1) Scios Inc.                                                     2,400           57,048
(1) Sepracor Inc.                                                  4,346          247,983
(1) Serologicals Corp.                                             2,187           47,021
(1) SICOR Inc.                                                     6,463          101,340
(1) Supergen Inc.                                                  2,151           30,802
(1) Sybron Dental Specialties Inc.                                 2,006           43,289
(1) Synaptic Pharmaceutical Corp.                                  2,594           15,616
(1) Tanox Inc.                                                     2,500           46,256
(1) Texas Biotech Corp.                                            4,257           27,671
(1) 3 Dimensional Pharmaceuticals
     Inc.                                                          7,277           61,782
(1) Titan Pharmaceuticals Inc.                                     1,487           14,587
(1) Triangle Pharmaceuticals Inc.                                  3,876           15,543
(1) Tularik Inc.                                                   2,636           63,317
(1) Twinlab Corp.                                                  2,806            3,788
(1) United Surgical Partners
     International Inc.                                              725           15,334
(1) United Therapeutics Inc.                                       1,400           14,574
(1) VaxGen Inc.                                                    1,500           17,400
(1) Versicor Inc.                                                  3,600           73,260
(1) Vion Pharmaceuticals Inc.                                      2,523           11,126
(1) Viropharma Inc.                                                1,323           30,363
(1) VIVUS Inc.                                                     2,800           13,636
(1) Zonagen Inc.                                                   1,801           12,607
                                                                             ------------
                                                                                7,048,519
                                                                             ------------
PIPELINES--0.16%
(1) Aquila Inc.                                                    1,714           29,309
    National Fuel Gas Co.                                          3,640           89,908
    Questar Corp.                                                  5,390          135,020
                                                                             ------------
                                                                                  254,237
                                                                             ------------
REAL ESTATE--2.21%
(1) American Community Property
     Trust                                                           600            3,750
(1) American Residential Investment
     Trust Inc.                                                      560            1,176
    AMLI Residential Properties Trust                              1,844           46,506
    Annaly Mortgage Management
     Inc.                                                          2,800           44,800
    Anthracite Capital Inc.                                        2,200           24,178
    Bedford Property Investors Inc.                                3,013           67,793
    Brandywine Realty Trust                                        2,800           58,996
    BRE Properties Inc. "A"                                        2,277           70,496

                                      189

SECURITY                                                          SHARES            VALUE
-----------------------------------------------------------------------------------------
(1) California Coastal Communities
     Inc.                                                            535     $      2,408
(1) Catellus Development Corp.                                     6,076          111,798
    CBL & Associates Properties Inc.                               1,482           46,683
    Centerpoint Properties Corp.                                   1,438           71,612
    Chateau Communities Inc.                                       1,647           49,245
    Colonial Properties Trust                                      1,165           36,290
    Commercial Net Lease Realty Inc.                               4,713           61,269
    Cornerstone Realty Income Trust                                4,949           56,171
    Cousins Properties Inc.                                        2,927           71,302
    Developers Diversified Realty
     Corp.                                                         2,963           56,593
    Eastgroup Properties Inc.                                      1,329           30,660
    Equity Inns Inc.                                               6,529           43,222
    First Industrial Realty Trust                                  2,697           83,877
    Forest City Enterprises Inc. "A"                               2,911          112,656
    Gables Residential Trust                                       1,271           37,622
    Glenborough Realty Trust Inc.                                  1,619           31,409
    Glimcher Realty Trust                                          2,660           50,088
(1) Grubb & Ellis Company                                          1,305            3,850
    Healthcare Realty Trust                                        1,986           55,608
    Home Properties of NY Inc.                                     1,754           55,426
(1) Income Opportunity Realty
     Investors Inc.                                                2,900           52,200
    Innkeepers USA Trust                                           4,029           39,484
(1) Insignia Financial Group Inc.                                  3,857           41,656
    IRT Property Co.                                               6,387           67,702
    JDN Realty Corp.                                               4,362           53,783
(1) Jones Lang LaSalle Inc.                                        3,226           58,229
    JP Realty Inc.                                                 2,389           56,834
    Kilroy Realty Corp.                                            1,936           50,859
    LNR Property Corp.                                             1,320           41,158
    Macerich Co. (The)                                             2,354           62,616
    Manufactured Home
     Communities Inc.                                              1,868           58,300
    Meristar Hospitality Corp.                                     2,369           33,640
    Mills Corp.                                                    2,680           70,966
    Monmouth Real Estate
     Investment Corp. "A"                                          2,500           16,125
    National Golf Properties Inc.                                  2,360           20,933
    National Health Investors Inc.                                 4,195           62,086
    Nationwide Health Properties Inc.                              2,267           42,370
    Pan Pacific Retail Properties Inc.                             2,446           70,249
    Prentiss Properties Trust                                        941           25,830
    Prime Group Realty Trust                                       4,457           41,138
    PS Business Parks Inc.                                         1,457           45,896
    Realty Income Corp.                                            2,099           61,711
    Reckson Associates Realty Corp.                                2,791           65,198
    Redwood Trust Inc.                                             2,017           48,872
    RFS Hotel Investors Inc.                                       4,113           46,806
(1) Security Capital Group "B"                                     5,273          133,776
    Shurgard Storage Centers
     Inc. "A"                                                      2,179           69,728
    Sl Green Realty Corp.                                          3,771          115,807
    Sovran Self Storage Inc.                                       1,479           46,071
    St. Joe Company (The)                                          5,824          161,616
    Storage USA Inc.                                               2,540          106,934
    Summit Properties Inc.                                         1,437           35,954
    Sun Communities Inc.                                           1,563           58,222
    Taubman Centers Inc.                                           4,167           61,880
    Town & Country Trust                                           2,581           53,943
(1) Trammell Crow Co.                                              4,232           49,514
(1) Transcontinental Realty
     Investments Inc.                                              1,538           24,685
(1) United Capital Corp.                                             690           14,697
    W.P. Carey & Co. LLC                                           2,232           51,782
                                                                             ------------
                                                                                3,604,734
                                                                             ------------
REAL ESTATE INVESTMENT TRUSTS--3.04%
    Acadia Realty Trust                                            2,637           16,745
(1) Alexander's Inc.                                                 723           41,139
    Alexandria Real Estate Equities
     Inc.                                                          2,562          105,298
    AMB Property Corp.                                             5,742          149,292
    American Land Lease Inc.                                       2,793           36,588
    American Mortgage Acceptance
     Corp.                                                         3,300           48,015
    Apartment Investment &
     Management Co. "A"                                            4,131          188,911
    Archstone-Smith Trust                                          8,157          214,529
    Arden Realty Inc.                                              3,392           89,888
    AvalonBay Communities Inc.                                     3,756          177,696
    Boston Properties Inc.                                         5,042          191,596
    Camden Property Trust                                          2,293           84,153
    Capital Automotive REIT                                        1,600           31,824
    CarrAmerica Realty Corp.                                       3,210           96,621
    Chelsea Property Group Inc.                                      895           43,945
    Crescent Real Estate Equities Co.                              6,613          119,761
    Crown American Realty Trust                                    2,566           20,015
    Duke-Weeks Realty Corp.                                        7,158          174,154
    Essex Property Trust Inc.                                      1,844           91,112
    Federal Realty Investment Trust                                1,991           45,793
    FelCor Lodging Trust Inc.                                      2,337           39,051
    General Growth Properties Inc.                                 2,706          104,993
    Getty Realty Corp.                                             2,600           49,010
    Great Lakes REIT Inc.                                          3,419           54,704
    Health Care Property Investors
     Inc.                                                          2,857          103,452
    Health Care REIT Inc.                                          1,854           45,145
    Highwoods Properties Inc.                                      2,659           69,001
    Hospitality Properties Trust                                   2,535           74,783
    Host Marriott Corp.                                           14,160          127,440
    HRPT Properties Trust                                          8,685           75,212
    iStar Financial Inc.                                           6,770          168,911
    Kimco Realty Corp.                                             5,073          165,836
    Koger Equity Inc.                                              2,289           37,311
    Kramont Realty Trust                                           1,700           24,820
    Liberty Property Trust                                         4,033          120,385
    Mack-Cali Realty Corp.                                         2,558           79,349
    Mid-America Apartment
     Communities Inc.                                              1,242           32,665
    Mission West Properties Inc.                                   2,400           30,528
    New Plan Excel Realty Trust                                    6,847          130,435
    Parkway Properties Inc.                                        1,252           41,566
(1) Pinnacle Holdings Inc.                                         2,900              986
    Post Properties Inc.                                           1,001           35,546
    Prologis Trust                                                 9,975          214,562
    Public Storage Inc.                                            6,894          230,260
    Regency Centers Corp.                                          3,440           95,460
    Rouse Co.                                                      3,169           92,820
    Senior Housing Properties Trust                                4,318           60,063
    Simon Property Group Inc.                                      9,618          282,096
    Thornbury Mortgage Inc.                                        2,392           47,122
    United Dominion Realty Trust                                   7,634          109,930
    Vornado Realty Trust                                           4,668          194,189
    Washington Real Estate
     Investment Trust                                              2,196           54,658
                                                                             ------------
                                                                                4,959,364
                                                                             ------------

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
SECURITY                                                          SHARES            VALUE
-----------------------------------------------------------------------------------------
RETAIL--5.24%
(1) Abercrombie & Fitch Co. "A"                                    6,020     $    159,711
(1) Advance Auto Parts Inc.                                        1,919           95,470
(1) AFC Enterprises Inc.                                           1,869           53,061
(1) AG Services of America Inc.                                    1,533           16,863
(1) Amazon.com Inc.                                               22,864          247,388
(1) American Eagle Outfitters Inc.                                 4,155          108,736
(1) Ames Department Stores Inc.                                    1,936              465
(1) AnnTaylor Stores Corp.                                         1,747           61,145
(1) AutoNation Inc.                                               23,198          286,031
(1) Barnes & Noble Inc.                                            3,968          117,453
(1) Bebe Stores Inc.                                               2,424           45,232
(1) Big Dog Holdings Inc.                                          3,241           10,114
(1) BJ's Wholesale Club Inc.                                       4,572          201,625
    Blockbuster Inc.                                               2,500           63,000
    Bob Evans Farms Inc.                                           2,133           52,408
(1) Borders Group Inc.                                             4,235           84,022
(1) Brinker International Inc.                                     6,199          184,482
    Brown Shoe Company Inc.                                        1,408           22,866
(1) Buckle Inc. (The)                                              1,782           39,739
    Burlington Coat Factory
     Warehouse Corp.                                               3,019           50,719
    Casey's General Store Inc.                                     2,654           39,545
    Cash American Investments Inc.                                 4,822           40,987
    Cato Corp. "A"                                                 2,013           38,046
    CBRL Group Inc.                                                3,436          101,156
(1) CDW Computer Centers Inc.                                      5,244          281,655
(1) Charlotte Russe Holding Inc.                                   2,200           40,942
(1) Charming Shoppes Inc.                                          6,277           33,331
(1) Chico's FAS Inc.                                               1,674           66,458
(1) Children's Place Retail Stores Inc.                            1,911           51,884
(1) Christopher & Banks Corp.                                      1,968           67,404
    Claire's Stores Inc.                                           3,172           47,897
(1) Coldwater Creek Inc.                                           1,075           22,769
(1) Cole National Corp.                                            2,758           45,645
(1) Copart Inc.                                                    3,182          115,729
(1) Cost Plus Inc.                                                 1,283           34,000
(1) CSK Auto Corp.                                                 2,542           25,293
(1) Dollar Tree Stores Inc.                                        7,069          218,503
(1) Dress Barn Inc.                                                1,218           30,462
(1) Drugstore.com Inc.                                             7,600           14,820
(1) Duane Reade Inc.                                               1,259           38,211
(1) eBay Inc.                                                     16,506        1,104,251
(1) Elder-Beerman Stores Corp.                                       779            2,290
(1) Electronics Boutique Holdings
     Corp.                                                         1,502           59,990
(1) Factory 2-U Stores Inc.                                        1,223           24,509
(1) Foot Locker Inc.                                               7,763          121,491
(1) Footstar Inc.                                                  1,097           34,336
   Fred's Inc.                                                     2,050           83,968
(1) FreeMarkets Inc.                                               2,371           56,833
(1) Genesco Inc.                                                   1,499           31,119
(1) Global Sports Inc.                                             2,939           58,633
(1) Goody's Family Clothing Inc.                                   3,491           14,662
(1) Guitar Center Inc.                                             1,598           21,797
    Haverty Furniture Companies Inc.                               2,222           36,774
(1) Holiday RV Superstores Inc.                                      400              468
(1) Hot Topic Inc.                                                 1,364           42,816
    Intimate Brands Inc.                                          29,550          439,113
(1) Jill (J.) Group Inc. (The)                                       954           20,540
(1) Jo-Ann Stores Inc.                                             2,502           17,889
(1) Kenneth Cole Productions "A"                                     874           15,470
(1) Krispy Kreme Doughnuts Inc.                                    3,720          164,424
(1) Lands' End Inc.                                                2,052          102,928
(1) Linens `N Things Inc.                                          2,442           62,271
(1) Lithia Motors Inc. "A"                                         1,725           35,708
   Lone Star Steakhouse & Saloon
     Inc.                                                          2,249           33,353
(1) Mazel Stores Inc.                                                408              898
(1) Men's Wearhouse Inc. (The)                                     2,396           49,477
(1) Michaels Stores Inc.                                           3,854          126,989
(1) MSC Industrial Direct Co. Inc. "A"                             2,211           43,667
(1) Neiman-Marcus Group Inc. "A"                                   2,492           77,426
(1) 99 Cents Only Stores                                           3,409          129,883
(1) Nyer Medical Group Inc.                                        1,220            2,525
(1) O'Charley's Inc.                                               1,668           30,875
(1) OfficeMax Inc.                                                 7,191           32,360
(1) 1-800 Contacts Inc.                                              774            9,629
(1) O'Reilly Automotive Inc.                                       3,404          124,144
(1) Outback Steakhouse Inc.                                        4,394          150,495
(1) Pacific Sunwear of California Inc.                             1,911           39,023
(1) Pantry Inc. (The)                                              2,400           13,080
(1) Payless Shoesource Inc.                                        1,204           67,605
(1) PC Connection Inc.                                             1,709           25,344
    Pier (1) Imports Inc.                                          6,351          110,126
(1) Priceline.com Inc.                                            11,722           68,222
(1) PurchasePro.com Inc.                                           4,200            5,082
(1) Right Start (The) Inc.                                         3,600           17,784
(1) Rite Aid Corp.                                                25,700          130,042
    Ross Stores Inc.                                               4,600          147,568
    Ruby Tuesday Inc.                                              2,892           59,662
(1) Ryan's Family Steak Houses Inc.                                4,291           92,900
(1) Saks Inc.                                                      9,662           90,243
(1) School Specialty Inc.                                          1,452           33,222
(1) 7-Eleven Inc.                                                  5,909           69,194
(1) Smart & Final Inc.                                             3,830           39,985
(1) Sonic Automotive Inc.                                          2,812           65,913
    Spiegel Inc. "A"                                              10,993           50,018
(1) Sports Resorts International Inc.                              4,000           30,840
(1) Stamps.com Inc.                                                4,200           15,036
(1) Steak n Shake Company (The)                                    2,389           26,375
(1) Stein Mart Inc.                                                2,429           20,306
(1) Systemax Inc.                                                  2,716            6,518
    Talbots Inc. (The)                                             3,808          138,040
(1) Too Inc.                                                       2,200           60,500
(1) Trans World Entertainment Corp.                                3,864           29,366
(1) Tuesday Morning Corp.                                          3,000           54,270
(1) Tweeter Home Entertainment
     Group Inc.                                                    1,364           39,556
(1) Ugly Duckling Corp.                                            2,819            9,726
(1) Urban Outfitters Inc.                                          1,853           44,694
(1)  Value City Department Stores
     Inc.                                                          2,744           12,897
(1) Ventro Corporation                                             2,900            1,131
(1) Wet Seal Inc. "A"                                              1,662           39,140
(1) Williams-Sonoma Inc.                                           3,688          158,215
(1) Wilsons The Leather Experts Inc.                               1,298           14,810
(1) Zale Corp.                                                     2,104           88,116
                                                                             ------------
                                                                                8,533,817
                                                                             ------------
SEMICONDUCTORS--1.99%
(1) Aetrium Inc.                                                   1,228            1,781
(1) Agere Systems Inc.                                            36,200          205,978
(1) Alliance Semiconductor Corp.                                   2,230           26,938
(1) Amkor Technology Inc.                                          9,673          155,058
(1) ANADIGICS Inc.                                                 1,914           29,189
(1) Atmel Corp.                                                   28,920          229,046
(1) Axcelis Technologies Inc.                                      5,870           75,664
(1) AXT Inc.                                                       1,892           27,302
(1) ChipPAC Inc.                                                   4,400           32,648
(1) Cirrus Logic Inc.                                              4,657           61,566
   Cohu Inc.                                                       1,718           33,931

                                      191

SECURITY                                                          SHARES            VALUE
-----------------------------------------------------------------------------------------
(1) Credence Systems Corp.                                         3,530     $     65,552
(1) Cree Inc.                                                      4,772          140,583
(1) Cypress Semiconductor Corp.                                    7,447          148,419
(1) Elantec Semiconductor Inc.                                     1,500           57,600
(1) Emcore Corp.                                                   2,438           32,791
(1) Entegris Inc.                                                  6,390           70,034
(1) GlobespanVirata Inc.                                           8,988          116,395
(1) Integrated Device Technology
     Inc.                                                          6,081          161,694
(1) Integrated Silicon Solution Inc.                               1,368           16,744
(1) International Rectifier Corp.                                  3,605          125,742
(1) Intersil Holding Corp.                                         5,293          170,699
(1) Kopin Corp.                                                    4,600           64,400
(1) Lam Research Corp.                                             7,199          167,161
(1) Lattice Semiconductor Corp.                                    6,092          125,312
(1) LTX Corp.                                                      3,108           65,082
(1) MEMC Electronics Materials Inc.                                5,612           19,923
(1) Microchip Technology Inc.                                      7,633          295,702
(1) Microtune Inc.                                                 3,186           74,744
(1) OmniVision Technologies Inc.                                   3,101           27,847
(1) Pericom Semiconductor Corp.                                    1,688           24,476
(1) Pixelworks Inc.                                                2,494           40,054
(1) Rambus Inc.                                                    6,132           48,995
(1) Transmeta Corp.                                                7,945           18,194
(1) Transwitch Corp.                                               4,966           22,347
(1) TriQuint Semiconductor Inc.                                    7,729           94,758
(1) Varian Semiconductor Equipment
     Associates Inc.                                               2,430           84,054
(1) Veeco Instruments Inc.                                         1,489           53,678
(1) Virage Logic Corp.                                             1,566           30,114
                                                                             ------------
                                                                                3,242,195
                                                                             ------------
SOFTWARE--4.50%
(1) Actuate Corp.                                                  3,664           19,309
(1) Acxiom Corp.                                                   5,772          100,837
(1) Akamai Technologies Inc.                                       7,077           42,037
(1) American Management Systems
     Inc.                                                          2,578           46,610
(1) Applied Graphics Technologies
     Inc.                                                          1,090              578
(1) Apropos Technology Inc.                                        1,800            4,410
(1) Ariba Inc.                                                    15,700           96,712
(1) Artemis International Solutions
     Corp.                                                         2,786              139
(1) Ascential Software Corp.                                      17,525           70,976
(1) Avant! Corp.                                                   3,317           67,965
(1) AvantGo Inc.                                                   1,863            3,260
(1) Avid Technology Inc.                                           2,096           25,466
(1) BEA Systems Inc.                                              23,352          359,854
(1) Blue Martini Software Inc.                                     4,407           13,265
(1) Cadence Design Systems Inc.                                   14,671          321,588
(1) Caminus Corp.                                                  1,260           28,980
(1) Captaris Inc.                                                  1,718            6,339
(1) CareCentric Inc.                                                  56               34
(1) Centillium Communications Inc.                                 1,976           15,531
(1) Certegy Inc.                                                   3,900          133,458
(1) CheckFree Corp.                                                4,281           77,058
(1) ChoicePoint Inc.                                               4,202          212,999
(1) Chordiant Software Inc.                                        3,154           24,948
(1) CMGI Inc.                                                     20,155           32,853
(1) CNET Networks Inc.                                             7,635           68,486
(1) Computer Horizons Corp.                                        2,694            8,648
(1) Concero Inc.                                                     600              228
(1) Corillian Corp.                                                2,647           12,679
(1) Corio Inc.                                                     3,664            4,324
(1) CSG Systems International Inc.                                 3,298          133,404
(1) Cybear Group                                                     163               54
(1) DataTRAK International Inc.                                    1,587            4,206
(1) Digi International Inc.                                        2,913           18,556
(1) Digital Impact Inc.                                            3,503            5,079
(1) DigitalThink Inc.                                              2,890           31,212
(1) Divine Inc. "A"                                               20,438           15,124
(1) Docent Inc.                                                    2,600            8,242
(1) Documentum Inc.                                                2,288           49,695
(1) DoubleClick Inc.                                               7,844           88,951
(1) DSET Corp.                                                       240              276
(1) DSL.net Inc.                                                   3,700            4,662
(1) EarthLink Inc.                                                 8,398          102,204
    eBT International Inc.                                         2,669              560
(1) Ecometry Corp.                                                 6,000           15,660
(1) Edwards (J.D.) & Co.                                           6,865          112,929
(1) Electronic Arts Inc.                                           8,254          494,827
(1) Embarcadero Technologies Inc.                                  1,500           36,300
(1) eMerge Interactive Inc. "A"                                    2,362            3,144
(1) ePresence Inc.                                                 2,346            9,830
(1) eSPEED Inc. "A"                                                1,100            9,108
(1) Evolve Software Inc.                                           3,476            1,286
(1) eXcelon Corp.                                                  5,024            5,879
(1) EXE Technologies Inc.                                          4,300           21,887
(1) Extensity Inc.                                                 2,620            5,712
(1) FirePond Inc.                                                  2,751            3,576
(1) Frontstep Inc.                                                   341            1,790
(1) Genomica Corp.                                                 2,500           11,400
(1) Geoworks Corp.                                                 1,820            1,784
    Global Payments Inc.                                           2,132           73,341
(1) Globix Corp.                                                   2,108              310
(1) GraphOn Corp.                                                  2,600            1,716
(1) HealthCentral.com                                                 64                4
(1) HearMe Inc.                                                    7,800              780
(1) Homestore.com Inc.                                             6,700           24,120
(1) i2 Technologies Inc.                                          25,334          200,139
(1) iBasis Inc.                                                    3,300            4,323
(1) Identix Inc.                                                   1,933           28,202
(1) Informatica Corp.                                              4,600           66,746
(1) Information Resources Inc.                                     6,741           55,950
(1) Informax Inc.                                                  1,697            5,006
(1) InfoSpace Inc.                                                18,565           38,058
(1) Inktomi Corp.                                                  7,744           51,962
(1) Innoveda Inc.                                                  2,888            5,198
(1) INT Media Group Inc.                                           2,900            5,510
(1) InteliData Technologies Corp.                                  3,100            8,773
(1) Interactive Intelligence Inc.                                  1,900           13,205
(1) Interland Inc.                                                 8,267           17,443
(1) Internet Capital Group Inc.                                    1,984            2,401
(1) Internet Pictures Corp.                                          322              680
    Inter-Tel Inc.                                                 2,668           51,279
(1) InterWorld Corp.                                                  60               21
(1) iVillage Inc.                                                  4,345            8,256
(1) JDA Software Group Inc.                                        2,263           50,578
(1) Kana Software Inc.                                               953           18,545
(1) Keane Inc.                                                     3,849           69,397
(1) L90 Inc.                                                       2,700            4,185
(1) Lante Corp.                                                    2,834            3,429
(1) Lawson Software Inc.                                             575            9,056
(1) Legato Systems Inc.                                            5,682           73,696
(1) Lightspan Inc.                                                 4,460            6,155
(1) Liquid Audio Inc.                                              2,300            5,405
(1) Loudcloud Inc.                                                 4,347           18,431
(1) Loudeye Technologies Inc.                                      3,412            2,494
(1) Macromedia Inc.                                                4,209           74,920
(1) Manugistics Group Inc.                                         4,258           89,759
(1) Mercator Software Inc.                                         1,682           14,062

                                      192
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
SECURITY                                                          SHARES            VALUE
-----------------------------------------------------------------------------------------
(1) Micromuse Inc.                                                 4,592     $     68,880
    NDCHealth Corp.                                                1,916           66,198
(1) Neoforma Inc.                                                    683           19,909
(1) Net2Phone Inc.                                                 2,300           15,525
(1) Netcentives Inc.                                               3,900                4
(1) netGuru Inc.                                                   1,600            3,200
(1) NetIQ Corp.                                                    3,211          113,220
(1) Network Associates Inc.                                        8,417          217,579
(1) Network Commerce Inc.                                            446               71
(1) Netzee Inc.                                                      288              484
(1) Numerical Technologies Inc.                                    1,848           65,050
(1) Openwave Systems Inc.                                         10,192           99,780
(1) Optika Inc.                                                    2,200            2,310
(1) Pegasystems Inc.                                               4,283           18,631
(1) Peregrine Systems Inc.                                        10,524          156,071
(1) Per-Se Technologies Inc.                                           1               11
(1) Pinnacle Systems Inc.                                          2,668           21,184
(1) Pixar Inc.                                                     3,088          111,044
(1) PLATO Learning Inc.                                            2,666           44,282
(1) PracticeWorks Inc.                                             2,223           22,163
(1) Previo Inc.                                                    2,300            3,795
(1) Promotions.com. Inc.                                           2,000              900
(1) ProQuest Company                                               1,440           48,830
(1) Puma Technology Inc.                                           3,134            8,086
(1) RadiSys Corp.                                                    963           18,933
(1) Rational Software Corp.                                       12,776          249,132
(1) Razorfish Inc. "A"                                             5,150            1,133
(1) RealNetworks Inc.                                             11,688           69,427
(1) Renaissance Learning Inc.                                      2,612           79,588
(1) Resonate Inc.                                                  1,960            5,488
    Reynolds & Reynolds Co. "A"                                    4,077           98,867
(1) Roxio Inc.                                                     1,004           16,616
(1) Saba Software Inc.                                             4,733           24,706
(1) Seachange International Inc.                                   1,609           54,899
(1) SeeBeyond Technology Corp.                                     5,000           48,500
(1) SERENA Software Inc.                                           3,000           65,220
(1) SignalSoft Corp.                                               3,144           14,054
(1) Simpex Solutions Inc.                                            900           15,300
(1) SkillSoft Corp.                                                1,759           45,593
(1) SpeechWorks International Inc.                                 2,100           23,625
(1) Stellent Inc.                                                  1,622           47,946
(1) Support.com Inc.                                               2,388           14,973
(1) SVI Solutions Inc.                                             3,111            2,831
(1) Sybase Inc.                                                    5,704           89,895
(1) Symantec Corp.                                                 4,437          294,306
(1) Synplicity Inc.                                                2,100           28,329
(1) SynQuest Inc.                                                  2,475            2,030
(1) Talarian Corp.                                                 1,566            4,698
(1) Tarantella Inc.                                                2,667            1,547
(1) TeleCommunication Systems Inc.                                 2,400           13,080
(1) 3DO Co. (The)                                                  3,656            7,604
(1) TIBCO Software Inc.                                           12,400          185,132
    Total System Services Inc.                                    11,881          251,640
(1) Tradestation Group Inc.                                        1,545            2,411
(1) TriZetto Group Inc. (The)                                      3,100           40,672
(1) Ulticom Inc.                                                   2,644           26,599
(1) United Leisure Corp.                                           1,400              364
(1) USinternetworking Inc.                                         5,625            1,125
(1) VA Linux Systems Inc.                                          3,372            8,261
(1) ValueClick Inc.                                                3,901           11,157
(1) VIA NET.WORKS Inc.                                             5,295            5,454
(1) Vicinity Corp.                                                 2,374            4,297
(1) Viewpoint Corp.                                                2,281           15,534
(1) Vignette Corp.                                                14,744           79,175
(1) VitalWorks Inc.                                                3,692           20,860
(1) V-One Corp.                                                    2,900            4,147
(1) webMethods Inc.                                                3,356           56,247
(1) Wind River Systems Inc.                                        4,198           75,186
                                                                             ------------
                                                                                7,334,231
                                                                             ------------
TELECOMMUNICATION EQUIPMENT--0.86%
(1) ADTRAN Inc.                                                    2,418           61,707
(1) Advanced Fibre Communications
     Inc.                                                          4,785           84,551
(1) Advanced Switching
     Communications Inc.                                           3,413            3,823
(1) AltiGen Communications Inc.                                    4,300            4,300
(1) American Tower Corp.                                          11,171          105,789
(1) Arris Group Inc.                                               2,793           27,260
(1) Avanex Corp.                                                   4,246           25,051
(1) Carrier Access Corp.                                           2,356            6,880
(1) CommScope Inc.                                                 3,405           72,424
(1) Corvis Corp.                                                  22,585           72,950
(1) Cosine Communications Inc.                                     6,899           10,693
(1) Digital Lightwave Inc.                                         1,877           17,606
(1) DMC Stratex Networks Inc.                                      5,360           41,701
(1) 8X8 Inc.                                                       2,583            2,299
(1) Endwave Corp.                                                  2,600            2,964
(1) Glenayre Technologies Inc.                                     4,286            6,986
(1) Handspring Inc.                                                8,220           55,403
(1) Harmonic Inc.                                                  4,053           48,717
    Harris Corp.                                                   4,200          128,142
(1) Integrated Telecom
     Express Inc.                                                  2,206            3,861
(1) Ixia                                                           2,956           37,985
(1) NEON Communications Inc.                                       1,292            3,501
(1) Network Engines Inc.                                           2,444            2,468
(1) New Focus Inc.                                                 4,270           16,269
(1) NMS Communications Corp.                                       1,980            9,544
(1) NumereX Corp. "A"                                              3,600           27,000
(1) Oplink Communications Inc.                                    10,617           20,013
(1) Peco II Inc.                                                   4,608           27,464
(1) RF Micro Devices Inc.                                          9,652          185,608
(1) SBA Communications Corp.                                       2,700           35,154
(1) Sonus Networks Inc.                                           12,374           57,168
(1) Spectrasite Holdings Inc.                                      8,500           30,515
(1) Sycamore Networks Inc.                                        17,300           92,728
(1) Telaxis Communications
     Corp.                                                         1,737            1,251
(1) TippingPoint Technologies
     Inc.                                                            256            1,884
(1) Williams Communications
     Group Inc.                                                   30,673           72,082
                                                                             ------------
                                                                                1,403,741
                                                                             ------------
TELECOMMUNICATIONS--4.19%
(1) ACTV Inc.                                                      3,667            6,857
(1) Adaptec Inc.                                                   6,100           88,450
(1) Adelphia Business Solutions
     Inc.                                                          3,425            1,987
(1) Aether Systems Inc.                                            2,500           23,000
(1) AirGate PCS Inc.                                               1,600           72,880
(1) Airnet Communications Corp.                                    2,639            1,109
(1) Alamosa Holdings Inc.                                          4,736           56,500
(1) Alaska Communications
     Systems Group                                                 5,700           45,429
(1) Allegiance Telecom Inc.                                        7,328           60,749
(1) Allen Telecom Inc.                                             2,811           23,894
(1) Allied Riser Communications
     Corp.                                                         3,800              642
(1) American Access Technologies
     Inc.                                                          2,800            2,240

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
SECURITY                                                          SHARES            VALUE
-----------------------------------------------------------------------------------------
(1) Anaren Microwave Inc.                                          1,506     $     26,084
(1) Anixter International Inc.                                     1,973           57,237
(1) Applied Digital Solutions Inc.                                 3,900            1,677
(1) Applied Innovation                                             1,000            6,200
    Applied Signal Technology Inc.                                 2,475           20,914
(1) Ardent Communications Inc.                                     2,400               43
(1) Arguss Communications Inc.                                     2,471           10,032
(1) Aspect Communications Corp.                                    3,988           15,473
(1) Audiovox Corp. "A"                                             2,436           18,173
(1) Avocent Corporation                                            3,047           73,890
(1) Bogen Communications
     International Inc.                                            1,000            3,240
(1) Broadwing Inc.                                                13,326          126,597
(1) Catapult Communications
     Corp.                                                         1,500           39,090
(1) C-COR.net Corp.                                                2,770           40,359
(1) Celeritek Inc.                                                 1,200           16,068
(1) Cellular Technical Services Co.
     Inc.                                                          1,000            2,290
(1) Centennial Cellular Corp. "A"                                  6,072           62,177
(1) Choice One Communications
     Inc.                                                          3,557           12,592
(1) Com21 Inc.                                                     5,130            7,028
(1) Commonwealth Telephone
     Enterprises Inc.                                              1,623           73,847
(1) Comtech Telecommunications
     Corp.                                                         1,200           14,880
    Conestoga Enterprises Inc.                                       857           27,365
(1)  Copper Mountain Networks
     Inc.                                                          3,100            5,239
(1) Cox Communications Inc. "A"                                   33,101        1,387,263
(1) Crown Castle International
     Corp.                                                        12,909          137,868
(1) CTC Communications Group
     Inc.                                                          6,238           32,126
(1) Cypress Communications Inc.                                      679            1,086
    D&E Communications Inc.                                          973           17,514
(1) Davox Corp.                                                    1,762           17,039
(1) Deltathree Inc.                                                2,063            1,857
(1) Ditech Communications Corp.                                    1,800           10,836
(1) Dobson Communications
     Corp. "A"                                                     3,925           33,520
(1) EchoStar Communications
     Corp.                                                        14,056          386,118
(1) EMS Technologies Inc.                                          1,920           30,874
(1) Emulex Corp.                                                   5,308          209,719
(1) Finisar Corp.                                                 11,000          111,870
(1) Focal Communications Corp.                                     4,200            2,562
(1) General Communication
     Inc. "A"                                                      5,033           42,931
(1) General DataComm Industries
     Inc.                                                          3,900               82
(1) General Motors Corp. "H"                                      50,743          783,979
(1) Gentner Communications
     Corp.                                                         1,500           25,020
(1) GoAmerica Inc.                                                 3,846            8,730
    Hickory Tech Corp.                                             1,303           22,086
(1) High Speed Access Corp.                                        8,400            4,704
(1) Hungarian Telephone and Cable
     Corp.                                                         1,300            5,980
(1) IDT Corp.                                                      1,739           33,928
(1) IDT Corp. "B"                                                  2,339           38,851
(1) I-Link Inc.                                                    2,839              213
(1) Inet Technologies Inc.                                         3,100           32,767
(1) Infonet Services Corp. "B"
     ADR                                                          19,395           47,518
(1) nterDigital Communications
     Corp.                                                         3,387           32,854
(1) InterVoice-Brite Inc.                                          2,790           35,712
(1) ITC DeltaCom Inc.                                              3,294            2,866
(1) LCC International Inc. "A"                                     2,000           14,602
(1) Leap Wireless International
     Inc.                                                          2,355           49,384
(1) Level 3 Communications
     Inc.                                                         23,341          116,705
(1) Lexent Inc.                                                    2,535           15,844
(1) Liberty Satellite &
     Technology Inc. "A"                                           3,100            2,914
(1) Lightbridge Inc.                                               2,241           27,228
(1) Lightpath Technologies
     Inc. "A"                                                      1,700            6,035
(1) Loral Space &
     Communications Ltd.                                          17,697           52,914
(1) MarketWatch.com Inc.                                           2,525            8,307
(1) Mastec Inc.                                                    3,042           21,142
(1) MCK Communications Inc.                                        1,300            1,924
(1) McLeodUSA Inc. "A"                                            38,554           14,265
(1) MessageMedia Inc.                                              2,357              330
(1) Metro One Telecommunications
     Inc.                                                          1,915           57,929
(1) Metromedia Fiber Network
     Inc. "A"                                                     29,822           13,122
(1) Motient Corp.                                                  3,084            1,295
(1) Mpower Holding Corp.                                           5,148            2,317
(1) MRV Communications Inc.                                        9,135           38,732
(1) Netro Corp.                                                    3,300           12,111
(1) Network Access Solutions
     Corp.                                                         4,600              897
(1) Network Plus Corp.                                             3,300            3,828
    Newport Corp.                                                  2,305           44,440
(1) Next Level Communications
     Inc.                                                          5,900           19,765
(1) Nextel Partners Inc. "A"                                      11,000          132,000
(1) NTELOS Inc.                                                    1,582           24,505
(1) NTL Inc.                                                      17,377           16,334
(1) Nucentrix Broadband Networks
     Inc.                                                          2,700           29,700
(1) Optical Cable Corp.                                            3,852            6,279
(1) Pac-West Telecomm Inc.                                         2,800            1,540
(1) PanAmSat Corp.                                                 9,254          202,478
(1) P-Com Inc.                                                     4,105            1,355
(1) Plantronics Inc.                                               2,620           67,177
(1) Pliant Systems Inc.                                            2,200                2
(1) Powerwave Technologies
     Inc.                                                          3,813           65,889
(1) Price Communications Corp.                                     3,564           68,037
(1) Primus Telecommunications
     Group Inc.                                                    2,354            1,530
(1) Proxim Inc.                                                    2,296           22,776
(1) PTEK Holdings Inc.                                             4,348           14,783
(1) RCN Corp.                                                      6,317           18,509
(1) Rural Cellular Corp. "A"                                       1,086           24,164
(1) Savvis Communications Corp.                                    6,224            3,548
(1) Sirius Satellite Radio Inc.                                    3,837           44,624
(1) Somera Communications Inc.                                     5,500           41,525
(1) Spectralink Corp.                                              2,266           38,817
(1) Startec Global Communications
     Corp.                                                         3,401              136
(1) STM Wireless Inc. "A"                                          1,900            2,660
(1) Superior Telecom Inc.                                          4,027            4,591
(1) Tekelec                                                        3,821           69,198
(1) TeleCorp PCS Inc.                                             11,015          137,357

                                      194

SECURITY                                                          SHARES            VALUE
-----------------------------------------------------------------------------------------
(1) Terayon Communications
     Systems Inc.                                                  3,868     $     31,992
(1) Time Warner Telecom
     Inc. "A"                                                      2,500           44,225
(1) Tollgrade Communications
     Inc.                                                            928           30,949
(1) Triton PCS Holdings Inc. "A"                                   3,700          108,595
(1) Tut Systems Inc.                                               2,700            6,264
(1) United States Cellular Corp.                                   5,009          226,657
(1) VerticalNet Inc.                                               5,400            7,560
(1) Viasat Inc.                                                    1,314           20,498
(1) Vixel Corp.                                                    3,900            7,215
(1) VTEL Corp.                                                     2,700           11,610
(1) WebEx Communications
     Inc.                                                          2,500           62,125
(1) Westell Technologies Inc.                                      3,058            8,073
(1) Western Wireless Corp. "A"                                     4,526          127,860
(1) WorldGate Communications
     Inc.                                                          2,600            6,500
(1) XETA Corp.                                                     2,400           13,920
(1) Zoom Telephonics Inc.                                          2,200            2,860
(1) Z-Tel Technologies Inc.                                        3,200            4,160
                                                                             ------------
                                                                                6,829,312
                                                                             ------------
TELEPHONE--0.25%
(1) Covista Communications Inc.                                    1,984           19,146
(1) Talk America Holdings Inc.                                     8,388            3,439
    Telephone & Data Systems
     Inc.                                                          3,336          299,406
    WorldCom Inc.- MCI Group                                       7,056           89,611
                                                                             ------------
                                                                                  411,602
                                                                             ------------
TEXTILES--0.46%
(1) Coach Inc.                                                     2,700          105,246
(1) Columbia Sportswear Co.                                        2,443           81,352
(1) Cone Mills Corp.                                               3,737            6,727
(1) Culp Inc.                                                        581            2,208
(1) Dan River Inc. "A"                                             1,800              990
    G&K Services Inc. "A"                                          2,016           65,117
(1) Gerber Childrenswear Inc.                                      1,474            9,876
(1) Guess ? Inc.                                                   2,319           17,393
(1) Guilford Mills Inc.                                            2,139            1,262
(1) Hallwood Group Inc.                                              200            1,150
    Kellwood Co.                                                   2,167           52,030
(1) Mohawk Industries Inc.                                         3,265          179,183
(1) Nautica Enterprises Inc.                                       2,466           31,540
(1) Polo Ralph Lauren Corp.                                        2,206           59,033
(1) Quaker Fabric Corp.                                            5,100           42,381
(1) Quiksilver Inc.                                                1,669           28,707
(1) Tag-It Pacific Inc.                                              500            1,975
(1) Tarrant Apparel Group                                          2,213           12,127
    Westpoint Stevens Inc.                                         3,330            8,159
    Wolverine World Wide Inc.                                      3,059           46,038
                                                                             ------------
                                                                                  752,494
                                                                             ------------
TOBACCO--0.27%
    R.J. Reynolds Tobacco Holdings
     Inc.                                                          6,000          337,800
    Universal Corporation                                          1,106           40,269
    Vector Group Ltd.                                              1,724           56,633
                                                                             ------------
                                                                                  434,702
                                                                             ------------
TOYS/GAMES/HOBBIES--0.12%
(1) Action Performance Companies
     Inc.                                                          1,445           44,231
(1) Boyds Collection Ltd. (The)                                    5,400           36,558
(1) Fotoball USA Inc.                                              2,400            7,920
(1) Jakks Pacific Inc.                                             1,528           28,956
(1) Marvel Enterprises Inc.                                        3,233           12,285
(1) Media Arts Group Inc.                                          2,281            5,999
(1) Topps Co. (The)                                                4,511           54,809
                                                                             ------------
                                                                                  190,758
                                                                             ------------
TRANSPORTATION--1.54%
    Airborne Inc.                                                  2,660           39,448
(1) Airnet Systems Inc.                                            5,219           43,005
    Alexander & Baldwin
     Inc.                                                          1,900           50,730
(1) Allied Holdings Inc.                                             490              990
(1) Arkansas Best Corp.                                            1,023           29,483
(1) Atlas Air Inc.                                                 2,404           35,219
(1) Budget Group Inc.                                              1,609            1,432
    CH Robinson Worldwide
     Inc.                                                          5,686          164,411
    CNF Transportation Inc.                                        2,238           75,085
(1) Dollar Thrifty Automotive
     Group Inc.                                                    1,279           19,825
(1) EGL Inc.                                                       3,073           42,868
    Expeditors International
     Washington Inc.                                               3,404          193,858
    Florida East Coast Industries
     Inc.                                                          2,523           58,407
(1) Forward Air Corp.                                                993           33,683
(1) General Maritime Corp.                                         2,333           23,330
(1) Gulfmark Offshore Inc.                                         1,000           28,310
(1) Heartland Express Inc.                                         2,677           74,340
(1) Hunt (J.B.) Transport
     Services Inc.                                                 2,492           57,814
(1) Kirby Corp.                                                    1,735           47,799
(1) Landair Corp.                                                  2,000           29,400
(1) Landstar System Inc.                                             564           40,896
(1) Offshore Logistics Inc.                                        1,491           26,480
    Overseas Shipholding Group
     Inc.                                                          1,746           39,285
(1) Petroleum Helicopters NV                                       1,145           22,499
    Roadway Express Inc.                                           1,765           64,776
(1) Seabulk International Inc. "A"
     Warrants (Expires 12/24/03)                                       5                2
(1) Swift Transportation
     Co. Inc.                                                      5,822          125,231
    United Parcel Service Inc.                                    18,253          994,789
    US Freightways Corp.                                           1,375           43,175
    Werner Enterprises Inc.                                        3,022           73,435
(1) Yellow Corporation                                             1,448           36,345
                                                                             ------------
                                                                                2,516,350
                                                                             ------------
TRUCKING & LEASING--0.07%
(1) AMERCO                                                         1,611           30,319
    GATX Corporation                                               2,204           71,674
(1) International Aircraft
     Investors                                                     1,400            2,156
(1) Willis Lease Finance Corp.                                     2,468           11,452
                                                                             ------------
                                                                                  115,601
                                                                             ------------
WATER--0.24%
    American Water Works Inc.                                      5,709          238,351
    California Water Service
     Group                                                         1,464           37,698
    Connecticut Water Service Inc.                                 1,000           29,570
    Philadelphia Suburban Corp.                                    3,456           77,933
                                                                             ------------
                                                                                  383,552
                                                                             ------------
TOTAL COMMON STOCKS
   (Cost: $195,572,433)                                                       159,177,059
                                                                             ------------

                                      195

SECURITY                                                          SHARES            VALUE
-----------------------------------------------------------------------------------------
PREFERRED STOCKS--0.00%
-----------------------------------------------------------------------------------------
Banks--0.00%
    Cardinal Financial Corp. "A"                                     181     $      1,086
                                                                             ------------
TOTAL PREFERRED STOCKS
   (Cost: $606)                                                                    1,086
                                                                             ------------
-----------------------------------------------------------------------------------------
                                                             FACE AMOUNT
-----------------------------------------------------------------------------------------
SHORT TERM INSTRUMENTS--11.90%
-----------------------------------------------------------------------------------------
    Barclays Global Investors Funds
     Institutional Money Market
     Fund, Institutional Shares                               $9,240,418        9,240,418
    Dreyfus Money Market Fund                                  2,210,589        2,210,589
    General Electric Commercial
      Paper 1.92%, 01/07/02                                    5,000,000        5,000,000
    Goldman Sachs Financial
     Square Prime Obligation
     Fund                                                      1,373,949        1,373,949
    Providian Temp Cash Money
     Market Fund                                                 955,663          955,663
    U.S. Treasury Bill
(2),(3) 1.69%, 03/28/02                                          600,000          597,592
                                                                             ------------
TOTAL SHORT TERM INSTRUMENTS
   (Cost: $19,378,210)                                                         19,378,211
                                                                             ------------
TOTAL INVESTMENTS
IN SECURITIES--109.59%
    (Cost $214,951,249)                                                       178,556,356
Other Assets, Less Liabilities--(9.59%)                                       (15,617,838)
                                                                             ------------
NET ASSETS--100.00%                                                          $162,938,518
                                                                             ============

NOTES TO THE SCHEDULE OF INVESTMENTS:
(1) Non-income earning securities.
(2) Yield to Maturity.
(3) This U.S. Treasury Bill is held in a segregated account in connection with the Master Portfolio's holdings of index futures contracts. See Note 1.

   The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2001
--------------------------------------------------------------------------------
INTERNATIONAL INDEX
MASTER PORTFOLIO
--------------------------------------------------------------------------------

SECURITY                                                 SHARES            VALUE
--------------------------------------------------------------------------------
COMMON STOCKS--99.16%
--------------------------------------------------------------------------------
AUSTRALIA--3.47%
    Amcor Ltd.                                           12,308      $    45,049
    AMP Ltd.                                             14,533          137,183
    Aristocrat Leisure Ltd.                               5,835           19,714
    Australia and New Zealand
     Banking Group Ltd.                                   9,549           87,052
    Australian Gas & Light
     Co. Ltd.                                             6,392           29,720
    Brambles Industries Ltd.                             11,205           59,653
    Broken Hill Proprietary
     Co. Ltd.                                            51,500          276,806
    Coca-Cola Amatil Ltd.                                10,876           33,299
    Cochlear Ltd.                                           674           15,698
    Coles Myer Ltd.                                      17,456           75,061
    Commonwealth Bank of
     Australia                                           16,997          260,501
    Computershare Ltd.                                    7,752           20,952
    CSL Ltd.                                              2,340           61,677
    CSR Ltd.                                             18,838           65,477
    Foster's Brewing Group Ltd.                          27,212           67,698
    Gandel Retail Trust                                  38,345           22,869
    Gandel Retail Trust - New Shares                      5,373            3,246
    General Property Trust                               31,838           46,124
    Leighton Holdings Ltd.                                6,806           36,060
    Lend Lease Corp. Ltd.                                 6,604           44,117
    M.I.M. Holdings Ltd.                                 24,212           14,130
    Macquarie Bank Ltd.                                     908           17,408
    Macquarie Infrastructure Group                        9,495           17,011
    Mayne Nickless Ltd.                                  15,201           53,536
    National Australia Bank Ltd.                         20,360          332,053
    News Corp. Ltd.                                      26,025          208,119
    Normandy Mining Ltd.                                 32,918           30,499
    Orica Ltd.                                           11,129           41,075
    QBE Insurance Group Ltd.                              8,559           33,649
    Rio Tinto Ltd.                                        4,911           93,533
    Santos Ltd.                                          14,910           47,321
    Southcorp Ltd.                                       15,047           58,154
    Suncorp-Metway Ltd.                                   5,787           41,562
    TABCORP Holdings Ltd.                                 8,666           43,651
    Telstra Corp. Ltd.                                   74,624          207,805
(1) Transurban Group                                      8,024           17,293
    Wesfarmers Ltd.                                       5,578           88,488
    Westfield Holdings Ltd.                               1,964           16,944
(1) Westfield Trust                                      25,843           45,825
    Westfield Trust - New Shares                            919            1,600
    Westpac Banking Corp. Ltd.                           22,672          182,850
    WMC Ltd.                                             17,343           84,988
    Woodside Petroleum Ltd.                               5,402           37,030
    Woolworths Ltd.                                      13,984           80,460
                                                                     -----------
                                                                       3,202,940
                                                                     -----------
AUSTRIA--0.11%
    Oesterreichische
     Elektrizitaetswirtschafts
     AG "A"                                                 534           39,940
    OMV AG                                                  528           44,249
(1) Telekom Austria AG                                    2,534           21,006
                                                                     -----------
                                                                         105,195
                                                                     -----------
BELGIUM--1.11%
    AGFA Gevaert NV                                       2,458           33,245
    Colruyt NV                                              742           32,373
    Delhaize-Le Lion SA                                   1,256           65,367
    Dexia                                                 2,881           41,429
    Dolmen Computer
     Applications NV                                         64              712
    Electrabel SA                                           648          135,013
    Fortis Group                                         12,263          318,289
    Groupe Bruxelles Lambert SA                           1,577           82,916
    Interbrew                                             2,034           55,691
    KBC Bankverzekerings
     Holding NV                                           3,339          112,084
(1) PetroFina SA                                              1              534
    Solvay SA                                             1,138           68,548
    UCB SA                                                2,022           81,864
                                                                     -----------
                                                                       1,028,065
                                                                     -----------
DENMARK--0.89%
    A/S Dampskibsselskabet
     Svendborg "B"                                            9           81,912
    D/S 1912 "B"                                             13           88,738
    Danisco A/S                                             900           32,226
    Danske Bank A/S                                      10,175          163,279
    Group 4 Falck A/S                                       300           33,591
(1) ISS A/S                                                 600           29,532
    Novo Nordisk A/S "B"                                  4,961          202,886
    Novozymes A/S "B"                                     1,438           29,017
    Tele Danmark A/S                                      2,509           89,388
    Vestas Wind Systems A/S                               1,390           37,953
(1) William Demant Holding                                1,200           31,184
                                                                     -----------
                                                                         819,706
                                                                     -----------
 FINLAND--2.31%
    Fortum OYJ                                            6,266           26,501
    Hartwall OYJ ABP                                        784           15,986
    Instrumentarium Corp.                                   408           17,074
    Kone Corp. "B"                                          408           30,152
    Metso Corp.                                           1,860           19,542
    Nokia OYJ                                            65,144        1,679,803
    Outokumpu OYJ                                         2,410           25,428
    Sampo-Leonia Insurance "A"                            6,257           49,027
    Sonera Group OYJ                                     12,780           64,749
    Stora Enso OYJ                                        4,011           51,357
    Tietoenator OYJ                                       1,471           38,966
    UPM-Kymmene OYJ                                       3,600          119,403
                                                                     -----------
                                                                       2,137,988
                                                                     -----------
 FRANCE--10.48%
    Accor SA                                              2,802          101,867
    Air Liquide                                           1,127          157,948
    Alcatel SA "A"                                       16,021          273,890
    Alstom                                                2,004           22,287
    Aventis SA                                           10,100          717,195
    AXA AG                                               21,289          444,891
    BIC SA                                                  943           32,209
    BNP Parisbas SA                                       5,694          509,529
    Bouygues SA                                           3,486          114,225
    Cap Gemini SA                                         1,626          117,416
    Carrefour Supermarche SA                              8,426          438,147
    Compagnie de Saint Gobain                             1,089          164,355
    Compagnie Generale des
     Etablissements Michelin "B"                          2,102           69,344
    Dassault Systemes SA                                  1,285           61,785
    Essilor International SA                              2,110           63,783
    Etablissements Economiques du
     Casino Guichard-Perrachon SA                         1,056           81,474
    European Aeronautic Defence
     and Space Co.                                        1,902           23,100
    France Telecom SA                                     9,572          382,679

                                      197

SECURITY                                                 SHARES            VALUE
--------------------------------------------------------------------------------
    Groupe Danone                                         1,827      $   222,866
    Lafarge SA                                            1,770          165,323
    Lagardere S.C.A                                       1,830           76,583
    L'Oreal SA                                            6,992          503,658
    LVMH                                                  5,238          213,141
    Pechiney SA "A"                                       1,247           64,288
    Pernod Ricard                                           796           61,662
    Pinault-Printemps-Redoute SA                          1,395          179,609
    PSA Peugeot Citroen                                   3,297          140,177
    Publicis Groupe                                       1,884           49,906
    Renault SA                                              908           32,024
    Sagem SA                                                453           27,730
    Sanofi-Synthelabo SA                                  7,574          565,139
    Schneider SA                                          2,348          112,896
    Societe Generale "A"                                  5,168          289,210
    Societe Television Francaise 1                          953           24,090
    Sodexho Alliance SA                                   1,968           84,128
    STMicroelectronics NV                                 9,942          319,127
    Suez SA                                              12,831          388,441
    Technip SA                                              323           43,140
    Thales/Ex Thomson CSF                                 1,740           60,035
(1) Thomson Multimedia                                      625           19,199
    Total SA "B"                                          9,263        1,322,944
    Union du Credit Bail
     Immobilier                                           1,011           51,356
    Usinor SA                                             3,724           46,588
    Valeo SA                                              1,268           50,580
    Vinci SA                                                977           57,284
    Vivendi Universal SA                                 13,527          740,733
                                                                     -----------
                                                                       9,687,981
                                                                     -----------
GERMANY--7.74%
    Adidas AG                                               700           52,543
    Allianz AG                                            2,762          654,170
    Altana AG                                               203           10,122
    BASF AG                                               7,700          286,241
    Bayer AG                                              9,912          315,958
    Bayerische Hypo-Und
     Vereinsbank AG                                       6,440          196,797
    Beiersdorf AG                                           975          110,688
    Continental AG                                        2,728           36,071
    DaimlerChrysler AG                                   12,975          558,586
    Deutsche Bank AG                                      7,867          556,180
    Deutsche Lufthansa AG                                 4,254           56,172
    Deutsche Post AG                                      3,034           40,495
    Deutsche Telekom AG                                  34,735          596,911
    Epcos AG                                                900           44,475
    Fresenius Medical Care AG                             1,067           66,029
    Gehe AG                                               1,087           42,102
    Heidelberger Zement AG                                  855           41,110
    Infineon Technologies AG                              2,693           55,031
    Karstadtquelle AG                                     1,426           56,375
    Linde AG                                              1,762           71,384
    MAN AG                                                1,948           41,194
    Marschollek, Lautenschlaeger
     and Partner AG                                         408           29,720
    Merck KGaA                                            1,952           72,112
    Metro AG                                              3,390          120,286
    Muenchener Rueckversicherungs-
     Gesellschaft AG                                      1,840          499,611
    Preussag AG                                           2,720           65,391
    RWE AG                                                6,370          239,352
    SAP AG                                                3,719          484,458
    Schering AG                                           2,667          141,532
    Siemens AG                                           12,144          803,949
    Thyssen Krupp AG                                      6,384           93,166
    Veba AG                                               9,510          492,651
    Volkswagen AG                                         4,121          192,640
(1) WCM Beteiligungs &
     Grundbesi AG                                         3,148           34,196
                                                                     -----------
                                                                       7,157,698
                                                                     -----------
GREECE--0.35%
    Coca-Cola Hellenic Bottling
     Co. SA                                               1,500           21,637
    Commercial Bank of Greece                             1,700           56,158
    Credit Bank/ Greece                                   3,400           60,608
    EFG Eurobank Ergasias                                 2,000           27,816
    Hellenic Telecommunications
     Organization SA                                      4,990           81,309
    National Bank of Greece SA                            3,300           78,512
                                                                     -----------
                                                                         326,040
                                                                     -----------
 HONG KONG--1.94%
    Bank of East Asia Ltd.                               23,000           49,551
    Cathay Pacific Airways Ltd.                          34,000           43,602
    Cheung Kong Ltd                                       9,000           93,487
    CLP Holdings Ltd.                                    34,200          130,480
    Esprit Holdings Ltd.                                 20,000           22,570
    Hang Seng Bank Ltd.                                  18,600          204,537
    Henderson Land Development
     Co. Ltd.                                            16,000           72,226
    Hong Kong & China
     Gas Co. Ltd.                                        66,066           80,911
    Hong Kong Exchanges &
     Clearing Ltd.                                        4,000            6,078
    Hongkong Electric Holdings Ltd.                       3,000           11,157
    Hutchison Whampoa Ltd.                               44,700          431,359
    Johnson Electric Holdings Ltd.                       39,000           41,012
    Li & Fung Ltd.                                       36,000           40,396
    New World Development
     Co. Ltd.                                            36,000           31,392
(1) Pacific Century Cyberworks
     Ltd.                                               160,591           44,275
    Shangri-La Asia Ltd.                                 40,000           31,292
    Sino Land Company Ltd.                               62,000           24,645
    Sun Hung Kai Properties Ltd.                         27,000          218,138
    Swire Pacific Ltd. "A"                               21,500          117,179
    Television Broadcasts Ltd.                            7,000           30,341
    Wharf Holdings Ltd.                                  28,000           68,404
                                                                     -----------
                                                                       1,793,032
                                                                     -----------
 IRELAND--0.81%
    Allied Irish Banks PLC                               13,157          152,295
    Bank of Ireland                                       7,025           66,492
    CRH PLC                                               7,116          125,138
(1) Elan Corporation PLC                                  4,529          207,632
    Irish Life & Permanent PLC                            5,332           53,933
    Kerry Group PLC "A"                                   3,985           48,776
(1) Ryanair Holdings PLC                                  9,364           57,648
    Smurfit (Jefferson) Group PLC                        16,935           36,944
                                                                     -----------
                                                                         748,858
                                                                     -----------
 ITALY--4.08%
(1) Alitalia SpA                                         14,948           13,337
    Arnoldo Mondadori Editore
     SpA                                                  4,306           27,222
    Assicurazioni Generali SpA                           15,802          438,987
    Autogrill SpA                                         2,837           26,296
    Autostrade SpA                                       14,094           97,884
    Banca di Roma SpA                                    21,494           42,582
    Banca Intesa SpA                                     68,264          170,797

                                      198

SECURITY                                                 SHARES            VALUE
--------------------------------------------------------------------------------
    Benetton Group SpA                                    3,523      $    39,901
    Beni Stabili SpA                                     27,229           12,898
    Bipop Carire SpA                                     24,750           40,988
    Bulgari SpA                                           4,458           34,613
    Enel SpA                                             42,929          241,956
    ENI SpA                                              48,589          609,151
    Fiat SpA                                              4,774           76,599
    Gruppo Editoriale L'Espresso                          5,700           17,053
    Italgas SpA                                           4,994           46,868
    Mediaset SpA                                         13,595           99,382
    Mediobanca Banca SpA                                  8,961          100,374
    Parmalat Finanziaria SpA                             13,021           35,129
    Pirelli SpA                                          30,490           53,483
    Riunione Adriatica di Sicurta
    SpA                                                   8,412           99,093
    San Paolo - IMI SpA                                  16,943          181,787
(1) Seat-Paginne Gialle SpA                              48,208           38,933
    Telecom Italia Mobile SpA                            88,717          495,289
    Telecom Italia SpA                                   17,793           95,057
    Telecom Italia SpA "A"                               43,557          372,317
(1) Tiscali SpA                                           2,390           21,664
    Unicredito Italiano SpA                              59,106          237,352
                                                                     -----------
                                                                       3,766,992
                                                                     -----------
JAPAN--20.02%
    Acom Co. Ltd.                                         1,600          116,588
    Advantest Corp.                                       1,300           73,600
    AIFUL CORPORATION                                       250           16,176
    Ajinomoto Co. Inc.                                    8,000           78,132
    Alps Electric Co Ltd                                  3,000           20,372
    Amada Co. Ltd.                                        6,000           23,806
    Asahi Bank Ltd. (The)                                39,000           24,402
    Asahi Breweries Ltd.                                  7,000           62,971
    Asahi Glass Co. Ltd.                                 16,000           94,613
    Asahi Kasei Corp.                                    19,000           66,686
    Bank of Fukuoka Ltd.                                 11,000           37,266
    Bank of Yokohama Ltd.                                16,000           55,792
    Benesse Corporation                                   1,500           38,913
    Bridgestone Corp.                                    11,000          116,412
    Canon Inc.                                           12,000          412,940
    Casio Computer Co. Ltd.                               6,000           26,003
    Central Japan Railway Co.                                24          155,288
    Chubu Electric Power Co. Inc.                         2,600           46,818
    Chugai Pharmaceutical Co. Ltd.                        4,000           46,360
    Chuo Mitsui Trust & Banking
     Co. Ltd.                                            15,000           14,878
    Citizen Watch Co. Ltd.                                5,000           24,912
    Credit Saison Co Ltd                                  2,200           42,805
    CSK Corp.                                             1,100           25,767
    Dai Nippon Printing Co. Ltd.                          9,000           89,959
    Daiichi Pharmaceutical Co. Ltd.                       4,000           77,827
    Daikin Industries Ltd.                                4,000           62,719
    Dainippon Ink & Chemical Inc.                        14,000           19,975
    Daito Trust Construction Co. Ltd.                     1,900           29,067
(1) Daiwa Bank Holdings Inc.                             32,000           20,022
    Daiwa House Industry Co. Ltd.                         8,000           45,658
    Daiwa Securities Group Inc.                          17,000           89,371
    Denso Corp.                                          11,000          145,704
    East Japan Railway Co.                                   48          231,833
    Ebara Corporation                                     5,000           30,139
    Eisai Co. Ltd.                                        4,000           99,496
    Fanuc Ltd.                                            2,800          119,213
    Fast Retailing Co. Ltd.                                 200           17,793
    Fuji Photo Film Co.                                   7,000          249,962
    Fuji Soft ABC Inc.                                      500           19,915
    Fuji Television Network Inc.                              6           24,218
    Fujikura Ltd.                                         7,000           26,278
    Fujisawa Pharmaceutical
     Co. Ltd.                                             2,000           46,086
    Fujitsu Ltd.                                         26,000          189,257
    Furukawa Electric Co. Ltd.                            9,000           47,794
    Gunma Bank Ltd.                                      10,000           45,781
    Heavy Industries Co. Ltd.                            19,000           29,573
    Hirose Electric Co. Ltd.                                600           40,882
    Hitachi Ltd.                                         42,000          307,646
    Honda Motor Co. Ltd.                                 11,000          438,959
    Hoya Corp.                                            1,500           89,615
    Isetan Co. Ltd.                                       4,000           40,989
    Itochu Corp.                                         19,000           42,911
    Ito-Yokado Co. Ltd.                                   6,000          271,021
    Japan Airlines Co. Ltd.                              19,000           45,520
    Japan Energy Corp.                                   18,000           20,189
    Japan Tobacco Inc.                                       21          132,191
    JGC Engineering &
     Construction                                         4,000           29,513
    Joyo Bank Ltd.                                       16,000           44,315
    Jusco Co. Ltd.                                        5,000          112,925
    Kajima Corp.                                         14,000           38,028
    Kaneka Corp.                                          7,000           42,675
    Kansai Electric Power Co. Inc.                       12,800          183,318
    Kao Corp.                                             8,000          166,336
(1) Kawasaki Heavy
     Industries Ltd.                                     20,000           18,312
    Kawasaki Steel Corp.                                 40,000           40,592
    Keihin Electric Express Railway
     Co. Ltd.                                            11,000           41,629
    Keyence Corp.                                           200           33,252
    Kinden Corp.                                          6,000           28,063
    Kinki Nippon Railway Co. Ltd.                        23,000           73,706
    Kirin Brewery Co. Ltd.                               13,000           92,942
    Komatsu Ltd.                                         14,000           50,099
    Konami Company Ltd.                                   1,700           50,458
    Konica Corp.                                          7,000           41,180
    Kubota Corp.                                         20,000           52,496
    Kuraray Co. Ltd.                                      6,000           38,318
    Kurita Water Industries Ltd.                          3,000           37,243
    Kyocera Corp.                                         2,400          156,570
    Kyowa Hakko Kogyo Co. Ltd.                            7,000           33,221
    Kyushu Electric Power Co. Inc.                        1,500           21,608
(1) Marubeni Corp.                                       22,000           13,262
    Marui Co. Ltd.                                        5,000           59,133
    Matsushita Communication
     Industrial Co. Inc.                                    600           16,252
    Matsushita Electric
     Industrial Co. Ltd.                                 26,000          333,876
    Matsushita Electric Works Ltd.                        1,000            8,233
    Meiji Seika Inc.                                      7,000           28,041
    Minebea Co. Ltd.                                      6,000           32,321
    Mitsubishi Chemical Corp.                            29,000           61,735
    Mitsubishi Corp.                                     19,000          123,371
    Mitsubishi Electric Corp.                            28,000          108,318
    Mitsubishi Estate Co. Ltd.                           16,000          117,077
    Mitsubishi Heavy Industries
     Ltd                                                 44,000          117,502
    Mitsubishi Materials Corp.                           18,000           24,584
    Mitsubishi Rayon Co.                                 11,000           28,109
(1) Mitsubishi Tokyo Financial                               63          423,873
    Mitsui & Co. Ltd.                                    21,000          103,990
    Mitsui Engineering &
     Shipbuilding Co. Ltd.                                8,000            7,935
    Mitsui Fudosan Co. Ltd.                              11,000           83,931
    Mitsui Marine & Fire
     Insurance Co. Ltd.                                  19,900           93,381
    Mitsui Mining & Smelting Co.                         10,000           32,809
    Mitsukoshi Ltd.                                       8,000           22,463

                                      199

SECURITY                                                 SHARES            VALUE
--------------------------------------------------------------------------------
    Mizuho Holding Inc.                                     111      $   226,133
    Murata Manufacturing Co. Ltd.                         3,400          203,906
    NEC Corp.                                            21,000          214,229
    NGK Insulators Ltd.                                   5,000           37,044
    NGK Spark Plug Co. Ltd.                               4,000           28,811
    Nidec Corp.                                             800           42,118
    Nikko Cordial Corp.                                   7,000           31,245
    Nikon Corp.                                           5,000           38,494
    Nintendo Co. Ltd.                                     1,700          297,688
    Nippon COMSYS Corp.                                   3,000           16,046
    Nippon Express Co. Ltd.                              15,000           50,931
    Nippon Meat Packers Inc.                              4,000           42,423
    Nippon Mitusubishi Oil Corp.                         20,000           76,300
    Nippon Sheet Glass Co. Ltd.                           7,000           22,112
    Nippon Steel Corp.                                   91,000          131,231
    Nippon Telegraph &
     Telephone Corp.                                        112          364,902
    Nippon Unipac Holding                                    13           58,027
    Nippon Yusen Kabushiki Kaisha                        19,000           57,264
    Nishin Flour Milling Co. Ltd.                         5,000           30,139
    Nissan Motor Co. Ltd.                                46,000          243,933
    Nissin Food Products                                  2,200           42,973
    Nitto Denko Corp.                                     2,500           57,798
    NKK Corp.                                            16,000           11,354
    Nomura Securities Co. Ltd.                           25,000          320,465
    NSK Ltd.                                              9,000           31,039
    NTT Data Corp.                                            9           32,001
    NTT DoCoMo Inc.                                          27          317,259
    Obayashi Corp.                                       10,000           28,384
    Oji Paper Co. Ltd.                                   14,000           55,654
    Olympus Optical Co. Ltd.                              4,000           57,531
    Omron Corp.                                           4,000           53,411
    Onward Kashiyama Co. Ltd.                             1,000            9,599
    Oracle Corp. Japan                                      200           12,208
    Oriental Land Co. Ltd.                                1,200           82,497
    Orix Corp.                                            1,100           98,535
    Osaka Gas Co. Ltd.                                   31,000           74,034
    Pioneer Electronic Corp.                              2,600           56,737
    Promise Co. Ltd.                                      1,600           86,556
    Ricoh Co. Ltd.                                        4,000           74,470
    Rohm Co. Ltd.                                         1,500          194,682
    Sankyo Co. Ltd.                                       6,000          102,778
    Sanyo Electric Co. Ltd.                              24,000          113,352
    Secom Co. Ltd.                                        3,000          150,618
    Sega Enterprises Ltd.                                 1,800           35,915
    Sekisui Chemical Co. Ltd.                             9,000           23,692
    Sekisui House Ltd.                                    9,000           65,237
    Seven-Eleven Japan Co. Ltd.                           3,000          109,415
    Seventy Seven Bank Ltd.                               7,000           30,925
    Sharp Corp.                                          15,000          175,453
    Shimamura Co. Ltd.                                      500           29,376
    Shimano Inc.                                          2,300           26,148
    Shimizu Corp.                                        11,000           37,266
    Shin-Etsu Chemical Co. Ltd.                           5,400          194,064
    Shionogi & Co. Ltd.                                   5,000           85,457
    Shiseido Co.                                          7,000           64,680
    Shizuoka Bank Ltd.                                   10,000           75,691
    Showa Denko K.K                                      17,000           18,159
    Showa Shell Sekiyu K.K                                5,000           26,553
    Skylark Co.                                           2,000           33,572
    SMC Corp.                                               900           91,607
    Softbank Corp.                                        3,700           59,850
    Sony Corp.                                           11,900          543,881
    Sumitomo Bank Ltd. (The)                             65,000          275,256
    Sumitomo Chemical Co. Ltd.                           20,000           67,908
    Sumitomo Corp.                                       13,000           59,614
    Sumitomo Electric
     Industries                                          10,000           69,815
    Sumitomo Metal Industries
     Ltd                                                 55,000           17,628
    Sumitomo Metal Mining Co. Ltd.                        9,000           30,010
    Sumitomo Realty &
     Development Co. Ltd.                                 1,000            4,578
    Sumitomo Trust & Banking
     Co. Ltd. (The)                                       5,000           20,296
    Taiheiyo Cement Corp.                                16,000           24,294
    Taisei Corp.                                         13,000           28,170
    Taisho Pharmaceutical
     Co. Ltd.                                             5,000           78,590
    Taiyo Yuden Co. Ltd.                                  2,000           30,291
    Takara Shuzo Co. Ltd.                                 3,000           25,225
    Takashimaya Co. Ltd.                                  6,000           35,389
    Takeda Chemical Industries                           11,000          497,712
    Takefuji Corp.                                        1,610          116,457
    TDK Corp.                                               700           33,008
    Teijin Ltd.                                          13,000           49,893
    Terumo Corp.                                          3,100           40,163
    Tobu Railway Co. Ltd.                                18,000           47,383
    Toho Co. Ltd.                                           400           43,278
    Tohoku Electric Power Co. Inc.                        6,200           85,057
    Tokio Marine & Fire
     Insurance Co. Ltd.                                  19,000          138,882
    Tokyo Broadcasting System                             1,000           15,184
    Tokyo Electric Power Co. Inc.                        17,200          366,154
    Tokyo Electronics Ltd.                                2,300          112,841
    Tokyo Gas Co. Ltd.                                   34,000           91,059
    Tokyu Corp.                                          15,000           45,209
    Toppan Printing Co. Ltd.                             10,000           92,248
    Toray Industries Inc.                                20,000           48,374
    Toshiba Corp.                                        41,000          140,774
    Tostem Corp.                                          5,000           67,641
    Toto Ltd.                                             6,000           28,613
    Toyo Information Systems                                700           16,718
    Toyo Seikan Kaisha Ltd.                               3,000           38,318
    Toyota Motor Corp.                                   40,700        1,031,008
(1) Trend Micro Inc.                                        500           11,827
    UBE Industries Ltd.                                   9,000            8,859
(1) UFJ Holdings Inc.                                        18           39,692
    Uni-Charm Corp.                                       1,300           27,178
    Uny Co. Ltd.                                          3,000           30,490
    Wacoal Corp.                                          4,000           31,863
    West Japan Railway Company                                2            8,942
    World Co. Ltd.                                          500           15,069
    Yakult Honsha Co. Ltd.                                3,000           22,433
    Yamaha Corp.                                          3,000           22,204
    Yamanouchi Pharmaceutical
     Co. Ltd.                                             5,000          132,001
    Yamato Transport Co. Ltd.                             6,000          113,078
    Yasuda Fire & Marine
     Insurance Co. Ltd. (The)                             3,000           17,168
    Yokogawa Electric                                     5,000           39,867
                                                                     -----------
                                                                      18,513,619
                                                                     -----------
NETHERLANDS--5.75%
    ABN AMRO Holding NV                                  20,707          333,534
    Aegon NV                                             15,848          428,977
    Akzo Nobel NV                                         3,831          171,068
(1) ASM Lithography Holding NV                            6,504          113,043
    Burhmann NV                                           1,897           20,826
    Elsevier NV                                           9,613          113,669
    Getronics NV                                          6,034           19,557
    Hagemeyer NV                                          1,677           31,357
    Heineken NV                                           4,351          164,990
    IHC Caland NV                                           538           25,149
    ING Groep NV                                         25,562          651,859

                                      200

SECURITY                                                 SHARES            VALUE
--------------------------------------------------------------------------------
(1) Koninklijke Ahold NV                                 11,211      $   326,221
    Philips Electronics NV                               18,293          543,697
(1) QIAGEN NV                                             1,900           35,527
    Royal Dutch Petroleum Co.                            29,377        1,488,350
    Royal KPN NV                                         22,502          114,405
    TNT Post Group NV                                     6,462          139,816
    Unilever NV - CVA                                     7,744          454,053
    Vedior NV                                             1,578           18,926
    VNU NV                                                1,303           40,038
    Wolters Kluwer NV - CVA                               3,728           84,977
                                                                     -----------
                                                                       5,320,039
                                                                     -----------
NEW ZEALAND--0.05%
    Carter Holt Harvey Ltd.                              30,000           21,237
    Telecom Corp. of New Zealand
     Ltd                                                 13,640           28,398
                                                                     -----------
                                                                          49,635
                                                                     -----------
NORWAY--0.51%
    DnB Holding ASA                                      11,962           53,880
    Norsk Hydro ASA                                       3,628          152,089
    Norske Skogindustrier ASA                             2,197           41,274
    Orkla ASA                                             4,077           69,092
    Statoil ASA                                           6,340           43,471
    Storebrand ASA                                        6,789           39,360
(1) Tandberg ASA                                            709           15,809
    Telenor ASA                                           8,100           34,859
    Tomra Systems ASA                                     2,600           24,930
                                                                     -----------
                                                                         474,764
                                                                     -----------
PORTUGAL--0.49%
(1) Banco Comercial Portugues
     SA "R"                                              28,645          116,050
    Banco Espirito Santo e
     Comercial de Lisboa SA                               3,525           45,416
    Banco Portuguese de
     Invest SA                                           10,503           21,135
    Brisa-Auto Estradas de
     Portugal SA                                          8,552           36,246
    Cimentos de Portugal SA                               1,698           29,784
    Electricidade de Portugal SA                         34,855           75,726
(1) Portugal Telecom SA                                  14,360          111,879
    Sonae SGPS SA                                        28,155           20,305
                                                                     -----------
                                                                         456,541
                                                                     -----------
SINGAPORE--0.87%
(1) Capitaland Ltd.                                      38,000           38,483
(1) Chartered Semiconductor
     Manufacturing Ltd.                                  15,000           39,806
    City Developments Ltd.                               13,000           42,595
    DBS Group Holdings Ltd.                              18,652          139,398
    Oversea-Chinese Banking Corp
     Ltd.- Ordinary Shares                               18,350          109,315
    Singapore Airlines Ltd.                              15,000           89,358
    Singapore Press Holdings Ltd.                         6,000           70,837
    Singapore Technologies
     Engineering Ltd.                                    38,000           48,363
    Singapore Telecommunications
     Ltd                                                 83,000           79,116
    United Overseas Bank Ltd.                            17,392          119,620
    Venture Manufacturing Ltd.                            4,000           28,811
                                                                     -----------
                                                                         805,702
                                                                     -----------
SPAIN--3.26%
    Acerinox SA                                             752           25,143
    Altadis SA                                            5,342           90,850
    Autopistas Concesionaria
     Espanola SA                                          5,442           54,222
    Banco Bilbao Vizcaya SA                              44,059          545,301
    Banco Santander Central
     Hispano SA                                          59,624          499,572
    Endesa SA                                            14,175          221,758
    Fomento de Construcciones y
     Contratas SA                                         1,774           36,725
    Gas Natural SDG SA                                    4,935           82,170
    Grupo Dragados SA                                     2,879           38,529
    Iberdrola SA                                         12,696          165,273
    Inditex                                               2,901           55,303
    Repsol YPF SA                                        16,467          240,168
    Sociedad General de Aguas
     de Barcelona                                         3,367           41,972
    Sociedad General de Aguas
     de Barcelona SA                                         33              403
(1) Telefonica SA                                        59,614          797,796
(1) Terra Networks SA                                     2,262           18,530
    Union Electrica Fenosa SA                             4,548           73,621
(1) Zeltia SA Rights                                      2,783           21,658
                                                                     -----------
                                                                       3,008,994
                                                                     -----------
SWEDEN--2.41%
    ASSA Abloy AB "B"                                     4,800           69,096
    Atlas Copco AB "B"                                    2,419           54,077
    Billerud                                                  4               27
    Drott AB "B"                                          2,450           25,225
    Electrolux AB "B"                                     5,594           83,459
    Gambro AB "A"                                         2,112           13,188
    Hennes & Mauritz AB "B"                               9,623          199,071
(1) Modern Times Group MTG
     AB "B"                                                 707           15,569
    Nordea AB                                            36,683          194,086
    OM Gruppen AB                                         1,800           23,680
    Sandvik AB                                            3,895           83,360
    Securitas AB "B"                                      4,665           88,500
    Skandia Forsakrings AB                               12,920           93,608
    Skandinaviska Enskilda
     Banken (SEB) "A"                                     9,700           88,311
    Skanska AB "B"                                        7,552           49,316
    Svenska Cellulosa AB "B"                              3,113           85,172
    Svenska Handelsbanken AB "B"                          8,200          120,385
    Swedish Match AB                                      9,628           50,941
(1) Tele2 AB "B"                                          1,708           61,548
    Telefonakfiebolaget Ericsson
     AB "B"                                             108,768          591,034
    Telia AB                                             17,726           78,916
    Trelleborg AB "B"                                     2,686           20,613
    Volvo AB "A"                                          2,500           40,397
    Volvo AB "B"                                          4,480           75,167
    WM-Data AB "B"                                        7,655           19,193
                                                                     -----------
                                                                       2,223,939
                                                                     -----------
SWITZERLAND--7.38%
    ABB Ltd.                                             17,471          168,370
    Adecco SA                                             2,219          120,623
    Ciba Specialty Chemicals AG                             486           30,370
    Clariant AG - Registered                              1,374           25,862
    Compagnie Financiere
     Richemont AG                                         3,319           61,672
    Credit Suisse Group                                  15,808          674,120

                                      201

SECURITY                                                 SHARES            VALUE
--------------------------------------------------------------------------------
    Givaudan - Foreign
     Registered                                             133       $   40,535
    Holcim Ltd. "B"                                         405           87,330
    Kudelski SA - Bearer                                    577           33,711
    Logitech Intenational SA                                625           22,869
    Lonza AG                                                100           65,352
    Nestle SA                                             5,329        1,136,254
    Novartis AG                                          39,851        1,440,179
    Roche Holding AG - Bearer                             1,765          144,581
    Roche Holding AG -
     Genusschein                                          9,612          686,055
    Serono SA                                                46           40,147
    SGS Societe Generale de
     Surveillance Holding SA                                140           22,473
    Swatch Group (The) AG                                 2,000           39,633
    Swatch Group (The) AG "B"                               470           42,251
    Swiss Reinsurance                                     3,963          398,627
    Swisscom AG                                             770          213,341
(1) Syngenta AG                                           1,613           83,552
    Synthes-Stratec Inc.                                     23           16,014
    UBS AG - Registered                                  18,424          929,939
    Unaxis Holding AG "R"                                   230           24,797
    Zurich Financial Services AG                          1,177          276,128
                                                                     -----------
                                                                       6,824,785
                                                                     -----------
UNITED KINGDOM--25.13%
    Airtours PLC                                          8,561           31,149
    AMEC PLC                                              2,657           15,275
    AMVESCAP PLC                                         11,120          160,383
(1) Arm Holdings PLC                                     14,984           78,290
    AstraZeneca PLC                                      24,001        1,082,159
(1) AWG PLC                                               5,916           46,494
    BAA PLC                                              14,434          115,644
    BAE Systems PLC                                      32,954          148,438
    Balfour Beatty PLC                                    5,412           13,626
    Barclays PLC                                         22,948          759,813
    Barratt Developments PLC                              2,924           18,224
    Bass PLC                                             12,240          121,136
    BBA Group PLC                                         8,492           34,977
    Berkeley Group PLC (The)                              2,351           24,116
    BG Group PLC                                         49,518          201,791
    Billiton PLC                                         15,216           77,287
    BOC Group PLC                                         6,753          104,180
    Boots Co. PLC                                        11,868          100,959
    BP Amoco PLC                                        308,736        2,399,434
(1) Brambles Industries PLC                               9,548           47,246
    British Airways PLC                                  14,961           42,459
    British American Tobacco PLC                         27,654          234,442
    British Land Co. PLC                                  7,760           52,742
(1) British Sky Broadcasting
     Group PLC                                           19,470          214,225
    BT Group PLC                                        118,818          437,500
(1) BTG PLC                                               1,753           19,186
    Bunzl PLC                                             7,064           45,236
    Cable & Wireless PLC                                 20,889          100,478
    Cadbury Schweppes PLC                                27,290          173,963
(1) Canary Wharf Finance PLC                              9,565           62,052
    Capita Group PLC                                      8,619           61,497
    Carlton Communications PLC                           12,856           45,467
(1) Celltech Group PLC                                    3,550           45,156
    Centrica PLC                                         52,758          170,461
    CGU PLC                                              29,795          366,422
    Chub PLC                                             15,278           38,245
    CMG PLC                                              10,663           37,711
    Compass Group PLC                                    30,235          226,620
(1) Corus Group PLC                                      51,927           54,414
    Daily Mail and General
     Trust "A"                                            2,133           20,116
    De La Rue PLC                                         2,953           19,476
    Diageo PLC                                           46,161          527,380
    Dixons Group PLC                                     27,843           95,229
    Electrocomponents PLC                                 5,851           45,643
    EMI Group PLC                                        12,622           65,581
    Exel PLC                                              4,881           55,764
    FKI PLC                                               9,345           25,161
    GKN PLC                                              12,002           46,289
    GlaxoSmithKline PLC                                  85,394        2,141,374
    Granada Compass PLC                                  37,057           77,394
    Great Universal Stores PLC                           14,275          134,004
    Hammerson PLC                                         4,412           28,478
    Hanson PLC                                           10,233           70,593
    Hays PLC                                             23,428           70,921
    HBOS PLC                                             48,504          561,914
    Hilton Group PLC                                     25,162           77,270
    HSBC Holdings PLC                                   128,706        1,509,786
    IMI PLC                                               5,281           20,675
    Imperial Chemical Industries
     PLC                                                 10,723           59,147
    Imperial Tobacco Group PLC                            2,990           39,426
(1) International Power PLC                              16,708           49,242
    Invensys PLC                                         50,838           88,234
    J Sainsbury PLC                                      24,935          132,821
    Johnson Matthey PLC                                   3,522           48,901
    Kidde PLC                                            16,008           15,609
    Kingfisher PLC                                       18,788          109,649
    Land Securities PLC                                   6,367           72,603
    Lattice Group PLC                                    48,006          108,993
    Legal & General Group PLC                            67,446          156,077
    Lloyds TSB Group PLC                                 76,002          825,169
    Logica PLC                                            6,630           61,755
    Man Group PLC                                         1,502           26,057
    Marconi PLC                                          61,698           37,488
    Marks & Spencer PLC                                  37,999          199,647
    Misys PLC                                             9,480           44,840
    National Grid Group PLC                              20,532          127,896
    Next PLC                                              2,330           30,350
    Novar PLC                                            12,000           22,171
    Nycomed Amersham PLC "A"                              9,180           88,781
    P&O Princess Cruises PLC                             10,594           61,674
    Pace Micro Technology PLC                             3,220           16,402
    Pearson PLC                                          10,997          126,600
    Peninsular & Oriental Steam
     Navigation Co. PLC                                  14,694           50,844
    Pilkington PLC                                       20,386           33,229
    Provident Financial PLC                               4,785           44,918
    Prudential Corp. PLC                                 27,345          316,789
    Railtrack Group PLC                                   7,258            7,394
    Rank Group PLC                                        8,583           28,731
    Reckitt Benckiser PLC                                 3,872           56,353
    Reed International PLC                               17,384          144,212
    Rentokil Initial PLC                                 27,771          111,553
    Reuters Group PLC                                    20,144          199,359
    Rexam PLC                                             4,829           26,338
    Rio Tinto PLC                                        14,317          274,214
    RMC Group PLC                                         4,043           36,423
    Royal Bank of Scotland
     Group PLC                                            1,005            1,130
    Royal Bank of Scotland
     Group PLC Warrants
     (Expires 12/19/02)                                  37,227          905,889
    Royal Sun Alliance Industries
     Group PLC                                           11,087           63,697

                                      202

SECURITY                                                 SHARES            VALUE
--------------------------------------------------------------------------------
    Safeway PLC                                           7,062      $    32,890
    Sage Group PLC                                       16,813           55,913
    Schroders PLC                                         3,868           47,569
    Scottish & Southern
     Energy PLC                                           5,075           45,055
    Scottish Newcastle
     Breweries PLC                                        3,577           27,331
    Scottish Power PLC                                   24,314          134,469
    Serco Group PLC                                       3,299           17,285
    Severn Trent PLC                                      2,300           24,068
    Shell Transport &
     Trading Co. PLC                                     65,164          447,644
    Signet Group PLC                                     13,690           19,028
    Slough Estates PLC                                    7,368           35,548
    Smith & Nephew PLC                                   13,497           81,521
    Smiths Group PLC                                      8,306           81,839
    Spirent PLC                                           7,443           17,115
    SSL International PLC                                 3,915           30,911
    Stagecoach Holdings PLC                              18,275           19,682
    Tate & Lyle PLC                                       6,823           34,259
    Taylor Woodrow PLC                                   11,811           29,223
    Tesco PLC                                            93,596          339,183
    3i Group PLC                                          9,019          112,820
    Unilever PLC                                         39,374          323,198
    United Business Media PLC                             2,720           19,002
    United Utilities PLC                                  7,650           68,528
    Vodafone Group PLC ADR                              941,388        2,462,765
    Whitebread PLC                                        3,564           28,477
    Wolseley PLC                                          8,479           70,957
    Woolworths Group PLC                                 18,249           12,583
    WPP Group PLC                                        14,387          159,135
                                                                     -----------
                                                                      23,230,548
                                                                     -----------
TOTAL COMMON STOCKS
   (Cost: $113,304,259)                                               91,683,061
                                                                     -----------

PREFERRED STOCKS--0.29%
--------------------------------------------------------------------------------
AUSTRALIA--0.20%
    News Corp. Ltd.                                      27,920       $  186,514
                                                                     -----------
GERMANY--0.09%
    Hugo Boss AG                                          1,100           23,448
    Prosieben Satellite Media AG                          2,200           11,263
    Volkswagen AG                                         1,600           49,649
                                                                     -----------
                                                                          84,360
                                                                     -----------
TOTAL PREFERRED STOCKS
   (Cost: $370,116)                                                      270,874
                                                                     -----------

--------------------------------------------------------------------------------
                                   FACE AMOUNT
--------------------------------------------------------------------------------
SHORT TERM INSTRUMENTS--4.85%
--------------------------------------------------------------------------------
    Barclays Global Investors Funds
     Institutional Money Market Fund,
     Institutional Shares                          $  2,151,612        2,151,612
    Dreyfus Money Market
     Fund                                               943,453          943,453
    Goldman Sachs Financial
     Square Prime Obligation
     Fund                                               579,047          579,047
    Providian Temp Cash Money
     Market Fund                                        805,796          805,796
                                                                     -----------
TOTAL SHORT TERM INSTRUMENTS
   (Cost: $4,479,908)                                                  4,479,908
                                                                     -----------
TOTAL INVESTMENTS
IN SECURITIES--104.30%
   (Cost $118,154,283)                                                96,433,843
Other Assets, Less Liabilities--(4.30%)                               (3,975,210)
                                                                     -----------
NET ASSETS--100.00%                                                  $92,458,633
                                                                     ===========
NOTE TO THE SCHEDULE OF INVESTMENTS:
(1)  Non-income earning securities.

   The accompanying notes are an integral part of these financial statements

--------------------------------------------------------------------------------
S&P 500 INDEX
MASTER PORTFOLIO
--------------------------------------------------------------------------------

SECURITY                                                 SHARES            VALUE
--------------------------------------------------------------------------------
COMMON STOCKS--98.33%
--------------------------------------------------------------------------------
ADVERTISING--0.31%
    Interpublic Group of
     Companies Inc.                                      99,048   $    2,925,875
    Omnicom Group Inc.                                   48,745        4,355,366
(1) TMP Worldwide Inc.                                   28,996        1,243,928
                                                                  --------------
                                                                       8,525,169
                                                                  --------------
AEROSPACE/DEFENSE--1.22%
    Boeing Co.                                          219,658        8,518,337
    General Dynamics Corp.                               52,925        4,214,947
    Goodrich (B.F.) Co.                                  26,737          711,739
    Lockheed Martin Corp.                               115,541        5,392,298
    Northrop Grumman Corp.                               28,964        2,919,861
    Raytheon Co.                                        102,532        3,329,214
    Rockwell Collins                                     48,164          939,198
    United Technologies Corp.                           122,890        7,942,381
                                                                  --------------
                                                                      33,967,975
                                                                  --------------
AIRLINES--0.20%
(1) AMR Corp.                                            40,518          898,284
    Delta Air Lines Inc.                                 32,325          945,829
    Southwest Airlines Co.                              200,737        3,709,620
(1) U.S. Airways Group Inc.                              17,868          113,283
                                                                  --------------
                                                                       5,667,016
                                                                  --------------
APPAREL--0.26%
(1) Jones Apparel Group Inc                              32,906        1,091,492
    Liz Claiborne Inc.                                   13,798          686,450
    Nike Inc. "B"                                        70,456        3,962,445
(1) Reebok International Ltd.                            15,449          409,398
    VF Corp.                                             29,106        1,135,425
                                                                  --------------
                                                                       7,285,210
                                                                  --------------
AUTO MANUFACTURERS--0.59%
    Ford Motor Company                                  474,963        7,466,418
    General Motors Corp. "A"                            145,700        7,081,020
    Navistar International Corp.                         15,577          615,291
    PACCAR Inc.                                          20,128        1,320,799
                                                                  --------------
                                                                      16,483,528
                                                                  --------------
AUTO PARTS & EQUIPMENT--0.20%
    Cooper Tire & Rubber Co.                             19,035          303,799
    Dana Corp.                                           38,956          540,709
    Delphi Automotive Systems
     Corp                                               146,940        2,007,200
    Goodyear Tire & Rubber Co.                           42,788        1,018,782
    TRW Inc.                                             33,123        1,226,876
    Visteon Corp.                                        34,193          514,263
                                                                  --------------
                                                                       5,611,629
                                                                  --------------
BANKS--6.60%
    AmSouth Bancorp                                      95,582        1,806,500
    Bank of America Corp.                               412,656       25,976,695
    Bank of New York Co. Inc.                           193,162        7,881,010
    Bank One Corp.                                      305,834       11,942,818
    BB&T Corp.                                          118,830        4,290,951
    Charter One Financial Inc.                           58,951        1,600,520
    Comerica Inc.                                        46,708        2,676,368
    Fifth Third Bancorp                                 151,550        9,294,562
    FleetBoston Financial Corp.                         274,092       10,004,358
    Golden West Financial Corp.                          41,341        2,432,918
    Huntington Bancshares Inc.                           65,884        1,132,546
    JP Morgan Chase & Co.                               517,484       18,810,543
    KeyCorp                                             111,069        2,703,419
    Mellon Financial Corp.                              122,705        4,616,162
    National City Corp.                                 158,945        4,647,552
    Northern Trust Corp.                                 58,257        3,508,237
    PNC Financial Services Group                         74,506        4,187,237
    Regions Financial Corp.                              59,650        1,791,886
    SouthTrust Corp.                                     89,881        2,217,364
    State Street Corp.                                   85,338        4,458,910
    SunTrust Banks Inc.                                  75,751        4,749,588
    Synovus Financial Corp.                              76,402        1,913,870
    U.S. Bancorp                                        511,686       10,709,588
    Union Planters Corp.                                 36,031        1,626,079
    Wachovia Corp.                                      356,936       11,193,513
    Washington Mutual Inc.                              229,733        7,512,269
    Wells Fargo & Company                               444,625       19,318,956
    Zions Bancorp                                        24,063        1,265,233
                                                                  --------------
                                                                     184,269,652
                                                                  --------------
BEVERAGES--2.48%
    Anheuser-Busch Companies
     Inc                                                231,928       10,485,465
    Brown-Forman Corp. "B"                               17,908        1,121,041
    Coca-Cola Co.                                       652,240       30,753,116
    Coca-Cola Enterprises Inc.                          116,648        2,209,313
    Coors (Adolf) Company "B"                             9,474          505,912
    Pepsi Bottling Group Inc.                            74,458        1,749,763
    PepsiCo Inc.                                        458,890       22,343,354
                                                                  --------------
                                                                      69,167,964
                                                                  --------------
BIOTECHNOLOGY--0.97%
(1) Amgen Inc.                                          274,220       15,476,977
(1) Biogen Inc.                                          38,792        2,224,721
(1) Chiron Corp.                                         49,611        2,174,946
(1) Genzyme Corp-General
     Division                                            55,654        3,331,448
(1) Immunex Corp.                                       142,847        3,958,290
                                                                  --------------
                                                                      27,166,382
                                                                  --------------
BUILDING MATERIALS--0.15%
    Masco Corp.                                         120,367        2,948,991
    Vulcan Materials Co.                                 26,568        1,273,670
                                                                  --------------
                                                                       4,222,661
                                                                  --------------
CHEMICALS--1.21%
    Air Products & Chemicals Inc.                        59,624        2,796,962
    Ashland Inc.                                         18,108          834,417
    Dow Chemical Co.                                    236,550        7,990,659
    Du Pont (E.I.) de Nemours                           268,883       11,430,216
    Eastman Chemical Co.                                 20,224          789,140
    Engelhard Corp.                                      34,043          942,310
    Great Lakes Chemical Corp.                           13,163          319,598
(1) Hercules Inc.                                        28,458          284,580
    PPG Industries Inc.                                  44,162        2,284,059
    Praxair Inc.                                         42,188        2,330,887
    Rohm & Haas Co. "A"                                  57,803        2,001,718
    Sherwin-Williams Co.                                 40,508        1,113,970
    Sigma-Aldrich Corp.                                  19,241          758,288
                                                                  --------------
                                                                      33,876,804
                                                                  --------------
COMMERCIAL SERVICES--0.96%
    Block (H & R) Inc.                                   48,121        2,151,009
(1) Cendant Corp.                                       257,429        5,048,183
(1) Concord EFS Inc.                                    132,124        4,331,025
(1) Convergys Corp.                                      45,132        1,691,999
    Deluxe Corp.                                         17,404          723,658
    Donnelley (R.R.) & Sons Co.                          30,033          891,680
    Ecolab Inc.                                          33,531        1,349,623
    Equifax Inc.                                         37,999          917,676
    McKesson HBOC Inc.                                   75,007        2,805,262
    Moody's Corp.                                        40,916        1,630,912
    Paychex Inc.                                         98,173        3,421,329

                                      204

SECURITY                                                 SHARES            VALUE
--------------------------------------------------------------------------------
(1) Quintiles Transnational Corp.                        31,372   $      504,462
(1) Robert Half International Inc.                       46,000        1,228,200
                                                                  --------------
                                                                      26,695,018
                                                                  --------------
COMPUTERS--5.95%
(1) Apple Computer Inc.                                  92,012        2,015,063
(1) Cisco Systems Inc.                                1,923,827       34,840,507
    Compaq Computer Corp.                               444,308        4,336,446
(1) Computer Sciences Corp.                              44,674        2,188,133
(1) Dell Computer Corp.                                 684,560       18,606,341
    Electronic Data Systems Corp.                       124,337        8,523,301
(1) EMC Corp.                                           581,106        7,810,065
(1) Gateway Inc.                                         84,970          683,159
    Hewlett-Packard Co.                                 508,837       10,451,512
    International Business
     Machines Corp.                                     451,821       54,652,268
    Lexmark International
(1) Group Inc. "A"                                       34,095        2,011,605
(1) NCR Corp.                                            25,479          939,156
(1) Network Appliance Inc.                               86,850        1,899,409
(1) Palm Inc.                                           148,978          578,035
(1) Sapient Corp.                                        33,137          255,818
(1) Sun Microsystems Inc.                               850,218       10,457,681
(1) Unisys Corp.                                         83,696        1,049,548
(1) Veritas Software Corp.                              105,143        4,713,561
                                                                  --------------
                                                                     166,011,608
                                                                  --------------
COSMETICS/PERSONAL CARE--2.04%
    Alberto-Culver Co. "B"                               14,876          665,552
    Avon Products Inc.                                   61,961        2,881,187
    Colgate-Palmolive Co.                               144,706        8,356,772
    Gillette Co.                                        276,796        9,244,986
    International Flavors &
     Fragrances Inc.                                     24,871          738,917
    Kimberly-Clark Corp.                                137,739        8,236,792
    Procter & Gamble Co.                                339,820       26,889,957
                                                                  --------------
                                                                      57,014,163
                                                                  --------------
DISTRIBUTION/WHOLESALE--0.29%
(1) Costco Wholesale Corp.                              118,610        5,263,912
    Genuine Parts Co.                                    45,431        1,667,318
    Grainger (W.W.) Inc.                                 24,536        1,177,728
                                                                  --------------
                                                                       8,108,958
                                                                  --------------
DIVERSIFIED FINANCIAL SERVICES--6.45%
    American Express Co.                                349,944       12,489,501
    Bear Stearns Companies Inc.                          24,689        1,447,763
    Capital One Financial Corp.                          56,357        3,040,460
    Citigroup Inc.                                    1,349,400       68,117,712
    Countrywide Credit
     Industries Inc.                                     32,058        1,313,416
    Fannie Mae                                          262,021       20,830,670
    Franklin Resources Inc.                              68,403        2,412,574
    Freddie Mac                                         182,303       11,922,616
    Household International Inc.                        120,051        6,955,755
    Lehman Brothers Holdings Inc.                        62,504        4,175,267
    MBNA Corp.                                          223,408        7,863,962
    Merrill Lynch & Co. Inc.                            221,976       11,569,389
    Morgan Stanley
     Dean Witter & Co.                                  287,652       16,091,253
    Providian Financial Corp.                            74,545          264,635
    Schwab (Charles) Corp.                              358,451        5,545,237
    Stilwell Financial Inc.                              58,053        1,580,203
    T Rowe Price Group Inc.                              32,381        1,124,592
    USA Education Inc.                                   41,118        3,454,734
                                                                  --------------
                                                                     180,199,739
                                                                  --------------
ELECTRIC--2.46%
(1) AES Corp.                                           139,811        2,285,910
    Allegheny Energy Inc.                                32,798        1,187,944
    Ameren Corp.                                         36,096        1,526,861
    American Electric Power Inc.                         84,517        3,679,025
(1) Calpine Corp.                                        80,080        1,344,543
    Cinergy Corp.                                        41,732        1,395,101
    CMS Energy Corp.                                     34,878          838,118
    Consolidated Edison Inc.                             55,666        2,246,680
    Constellation Energy
     Group Inc.                                          42,938        1,140,004
    Dominion Resources Inc.                              68,988        4,146,179
    DTE Energy Co.                                       42,661        1,789,202
    Duke Energy Corp.                                   203,570        7,992,158
(1) Edison International                                 85,455        1,290,371
    Entergy Corp.                                        57,975        2,267,402
    Exelon Corp.                                         84,163        4,029,724
    FirstEnergy Corp.                                    78,057        2,730,434
    FPL Group Inc.                                       46,128        2,601,619
(1) Mirant Corp.                                        105,075        1,683,301
(1) Niagara Mohawk Holdings Inc.                         42,028          745,156
    NiSource Inc.                                        54,239        1,250,751
(1) PG&E Corp.                                          101,571        1,954,226
    Pinnacle West Capital Corp.                          22,200          929,070
    PPL Corp.                                            38,411        1,338,623
    Progress Energy Inc.                                 57,372        2,583,461
    Public Service Enterprise
     Group Inc.                                          54,416        2,295,811
    Reliant Energy Inc.                                  78,200        2,073,864
    Southern Co.                                        182,321        4,621,837
    TECO Energy Inc.                                     36,601          960,410
    TXU Corporation                                      69,532        3,278,434
    Xcel Energy Inc.                                     90,627        2,513,993
                                                                  --------------
                                                                      68,720,212
                                                                  --------------
ELECTRICAL COMPONENTS & EQUIPMENT--0.32%
(1) American Power Conversion
     Corp                                                51,285          741,581
    Emerson Electric Co.                                112,246        6,409,247
    Molex Inc.                                           51,328        1,588,602
(1) Power-One Inc.                                       20,681          215,289
                                                                  --------------
                                                                       8,954,719
                                                                  --------------
ELECTRONICS--0.77%
(1) Agilent Technologies Inc.                           120,818        3,444,521
    Applera Corp.--Applied
     Biosystems Group                                    55,586        2,182,862
(1) Jabil Circuit Inc.                                   51,708        1,174,806
    Johnson Controls Inc.                                22,892        1,848,529
    Millipore Corp.                                      12,523          760,146
    Parker Hannifin Corp.                                30,759        1,412,146
    PerkinElmer Inc.                                     32,310        1,131,496
(1) Sanmina Corp.                                       136,624        2,718,818
(1) Solectron Corp.                                     215,231        2,427,806
    Symbol Technologies Inc.                             59,902          951,244
(1) Tektronix Inc.                                       24,130          622,071
(1) Thermo Electron Corp.                                46,632        1,112,640
    Thomas & Betts Corp.                                 15,251          322,559
(1) Waters Corp.                                         34,293        1,328,854
                                                                  --------------
                                                                      21,438,498
                                                                  --------------
ENGINEERING & CONSTRUCTION--0.03%
Fluor Corp.                                              21,011          785,811
                                                                  --------------

                                      205

SECURITY                                                 SHARES            VALUE
--------------------------------------------------------------------------------
ENTERTAINMENT--0.06%
(1) International Game Technology
     Inc.                                                23,004   $    1,571,173
                                                                  --------------
ENVIRONMENTAL CONTROL--0.21%
(1) Allied Waste Industries Inc.                         51,661          726,354
    Waste Management Inc.                               164,662        5,254,364
                                                                  --------------
                                                                       5,980,718
                                                                  --------------
FOOD--2.11%
    Albertson's Inc.                                    106,507        3,353,905
    Archer-Daniels-Midland Co.                          173,449        2,488,993
    Campbell Soup Co.                                   107,448        3,209,472
    ConAgra Foods Inc.                                  140,917        3,349,597
    General Mills Inc.                                   95,549        4,969,503
    Heinz (H.J.) Co.                                     91,837        3,776,337
    Hershey Foods Corp.                                  35,570        2,408,089
    Kellogg Co.                                         106,612        3,209,021
(1) Kroger Co.                                          210,691        4,397,121
(1) Safeway Inc.                                        131,640        5,495,970
    Sara Lee Corp.                                      205,453        4,567,220
    SUPERVALU Inc.                                       34,962          773,359
    Sysco Corp.                                         174,818        4,583,728
    Unilever NV - NY Shares                             149,915        8,636,603
    Winn-Dixie Stores Inc.                               36,866          525,341
    Wrigley (William Jr.) Co.                            59,070        3,034,426
                                                                  --------------
                                                                      58,778,685
                                                                  --------------
FOREST PRODUCTS & PAPER--0.51%
    Boise Cascade Corp.                                  15,221          517,666
    Georgia-Pacific Corp.                                60,265        1,663,917
    International Paper Co.                             126,410        5,100,644
    Louisiana-Pacific Corp.                              27,397          231,231
    Mead Corp.                                           26,040          804,376
    Temple-Inland Inc.                                   12,943          734,256
    Westvaco Corp.                                       26,831          763,342
    Weyerhaeuser Co.                                     56,719        3,067,364
    Willamette Industries Inc.                           28,820        1,502,098
                                                                  --------------
                                                                      14,384,894
                                                                  --------------
GAS--0.12%
    KeySpan Corp.                                        36,480        1,264,032
    NICOR Inc.                                           11,746          489,103
    Peoples Energy Corp.                                  9,285          352,180
    Sempra Energy                                        54,344        1,334,145
                                                                  --------------
                                                                       3,439,460
                                                                  --------------
HAND/MACHINE TOOLS--0.08%
    Black & Decker Corp.                                 20,927          789,576
    Snap-On Inc.                                         15,186          511,161
    Stanley Works (The)                                  22,387        1,042,563
                                                                  --------------
                                                                       2,343,300
                                                                  --------------
HEALTH CARE--4.08%
    Aetna Inc.                                           37,593        1,240,193
    Bard (C.R.) Inc.                                     13,404          864,558
    Bausch & Lomb Inc.                                   14,063          529,613
    Baxter International Inc.                           154,839        8,304,016
    Becton Dickinson & Co.                               67,812        2,247,968
    Biomet Inc.                                          70,717        2,185,155
(1) Boston Scientific Corp.                             105,790        2,551,655
(1) Guidant Corp.                                        79,925        3,980,265
    HCA - The Healthcare
     Company                                            135,082        5,206,060
(1) Health Management
     Associates Inc. "A"                                 64,307        1,183,249
(1) Healthsouth Corp.                                   102,894        1,524,889
(1) Humana Inc.                                          44,246          521,660
    Johnson & Johnson                                   804,539       47,548,255
(1)  Manor Care Inc.                                     26,850          636,614
    Medtronic Inc.                                      317,528       16,260,609
(1) St. Jude Medical Inc.                                22,833        1,772,982
    Stryker Corp.                                        51,568        3,010,024
(1) Tenet Healthcare Corp.                               85,368        5,012,809
    UnitedHealth Group Inc.                              81,775        5,787,217
(1) Wellpoint Health Networks Inc.                       16,725        1,954,316
(1) Zimmer Holdings Inc.                                 50,833        1,552,440
                                                                  --------------
                                                                     113,874,547
                                                                  --------------
HOME BUILDERS--0.08%
    Centex Corp.                                         15,937          909,843
    KB HOME                                              13,198          529,240
    Pulte Corp.                                          15,455          690,375
                                                                  --------------
                                                                       2,129,458
                                                                  --------------
HOME FURNISHINGS--0.11%
    Leggett & Platt Inc.                                 51,535        1,185,305
    Maytag Corp.                                         20,133          624,727
    Whirlpool Corp.                                      17,552        1,287,088
                                                                  --------------
                                                                       3,097,120
                                                                  --------------
HOUSEHOLD PRODUCTS/WARES--0.29%
    American Greetings Corp. "A"                         16,656          229,520
    Avery Dennison Corp.                                 28,823        1,629,364
    Clorox Co.                                           61,001        2,412,590
    Fortune Brands Inc.                                  38,972        1,542,901
    Newell Rubbermaid Inc.                               69,943        1,928,329
    Tupperware Corp.                                     15,244          293,447
                                                                  --------------
                                                                       8,036,151
                                                                  --------------
INSURANCE--4.34%
    AFLAC Inc.                                          136,957        3,363,664
    Allstate Corp.                                      187,015        6,302,406
    Ambac Financial Group Inc.                           27,680        1,601,565
    American International
     Group Inc.                                         685,210       54,405,674
    AON Corp.                                            70,611        2,508,103
    Chubb Corp.                                          44,533        3,072,777
    CIGNA Corp.                                          37,933        3,514,492
    Cincinnati Financial Corp.                           42,366        1,616,263
(1) Conseco Inc.                                         90,418          403,264
    Hancock (John) Financial
     Services Inc.                                       78,337        3,235,318
    Hartford Financial Services
     Group Inc.                                          64,305        4,040,283
    Jefferson-Pilot Corp.                                39,461        1,825,860
    Lincoln National Corp.                               49,690        2,413,443
    Loews Corp.                                          50,225        2,781,461
    Marsh & McLennan
     Companies Inc.                                      72,035        7,740,161
    MBIA Inc.                                            38,926        2,087,601
    MetLife Inc.                                        190,096        6,022,241
    MGIC Investment Corp.                                28,113        1,735,134
    Progressive Corporation                              19,227        2,870,591
    SAFECO Corp.                                         33,512        1,043,899
    St. Paul Companies Inc.                              54,399        2,391,924
    Torchmark Corp.                                      32,569        1,280,939
    UnumProvident Corp.                                  63,487        1,683,040
    XL Capital Ltd. "A"                                  34,796        3,178,963
                                                                  --------------
                                                                     121,119,066
                                                                  --------------

                                      206

SECURITY                                                 SHARES            VALUE
--------------------------------------------------------------------------------
IRON/STEEL--0.07%
    Allegheny Technologies Inc.                          21,051   $      352,604
    Nucor Corp.                                          20,402        1,080,490
    USX-U.S. Steel Group Inc.                            23,395          423,683
                                                                  --------------
                                                                       1,856,777
                                                                  --------------
LEISURE TIME--0.38%
    Brunswick Corp.                                      23,011          500,719
    Carnival Corp. "A"                                  153,741        4,317,047
    Harley-Davidson Inc.                                 79,402        4,312,323
(1) Sabre Holdings Corp.                                 35,010        1,482,674
                                                                  --------------
                                                                      10,612,763
                                                                  --------------
LODGING--0.22%
(1) Harrah's Entertainment Inc.                          29,432        1,089,278
    Hilton Hotels Corp.                                  96,861        1,057,722
    Marriott International Inc. "A"                      63,205        2,569,283
    Starwood Hotels & Resorts
     Worldwide Inc.                                      51,866        1,548,200
                                                                  --------------
                                                                       6,264,483
                                                                  --------------
MACHINERY--0.45%
    Caterpillar Inc.                                     90,031        4,704,120
    Cummins Engine Company Inc.                          10,832          417,465
    Deere & Co.                                          61,588        2,688,932
    Dover Corp.                                          53,091        1,968,083
    Ingersoll-Rand Co.                                   44,061        1,842,190
(1) McDermott International Inc.                         16,178          198,504
    Rockwell International Corp.                         48,206          860,959
                                                                  --------------
                                                                      12,680,253
                                                                  --------------
MANUFACTURERS--6.11%
    Cooper Industries Inc.                               24,568          857,915
    Crane Co.                                            15,650          401,266
    Danaher Corp.                                        37,486        2,260,781
    Eastman Kodak Co.                                    76,306        2,245,686
    Eaton Corp.                                          18,176        1,352,476
    General Electric Co.                              2,603,789      104,359,863
    Honeywell International Inc.                        213,286        7,213,333
    Illinois Tool Works Inc.                             79,912        5,411,641
    ITT Industries Inc.                                  23,185        1,170,843
    Minnesota Mining &
     Manufacturing Co.                                  102,837       12,156,362
    Pall Corp.                                           32,036          770,786
    Textron Inc.                                         37,048        1,536,010
    Tyco International Ltd.                             523,283       30,821,369
                                                                  --------------
                                                                     170,558,331
                                                                  --------------
MEDIA--3.71%
(1) AOL Time Warner Inc.                              1,161,034       37,269,191
(1) Clear Channel
     Communications Inc.                                156,751        7,980,193
(1) Comcast Corp. "A"                                   247,839        8,922,204
    Dow Jones & Co. Inc.                                 22,275        1,219,111
    Gannett Co. Inc.                                     69,466        4,670,199
    Knight Ridder Inc.                                   22,055        1,432,031
    McGraw-Hill Companies Inc.                           50,699        3,091,625
    Meredith Corp.                                       12,935          461,133
    New York Times Co. "A"                               39,761        1,719,663
    Tribune Co.                                          78,133        2,924,518
(1) Univision Communications Inc.                        55,102        2,229,427
(1) Viacom Inc. "B"                                     465,118       20,534,960
    Walt Disney Co. (The)                               534,695       11,078,880
                                                                  --------------
                                                                     103,533,135
                                                                  --------------
METAL FABRICATE/HARDWARE--0.01%
    Worthington Industries Inc.                          22,397          318,037
                                                                  --------------
MINING--0.61%
    Alcan Aluminum Ltd.                                  84,161        3,023,905
    Alcoa Inc.                                          222,758        7,919,047
    Barrick Gold Corp.                                  140,585        2,242,331
(1) Freeport-McMoRan Copper &
     Gold Inc.                                           37,762          505,633
(1) Inco Ltd.                                            47,702          808,072
    Newmont Mining Corp.                                 51,417          982,579
    Phelps Dodge Corp.                                   20,642          668,801
    Placer Dome Inc.                                     86,120          939,569
                                                                  --------------
                                                                      17,089,937
                                                                  --------------
OFFICE/BUSINESS EQUIPMENT--0.16%
    Pitney Bowes Inc.                                    63,958        2,405,460
    Xerox Corp.                                         188,841        1,967,723
                                                                  --------------
                                                                       4,373,183
                                                                  --------------
OIL & GAS PRODUCERS--5.80%
    Amerada Hess Corp.                                   23,263        1,453,938
    Anadarko Petroleum Corp.                             65,245        3,709,178
    Apache Corp.                                         35,957        1,793,525
    Burlington Resources Inc.                            52,658        1,976,781
    ChevronTexaco Corp.                                 279,803       25,073,147
    Conoco Inc.                                         164,053        4,642,700
    Devon Energy Corp.                                   33,051        1,277,421
    EOG Resources Inc.                                   30,289        1,184,603
    Exxon Mobil Corp.                                 1,794,159       70,510,449
    Kerr-McGee Corp.                                     26,277        1,439,980
    Kinder Morgan Inc.                                   29,278        1,630,492
(1) Nabors Industries Inc.                               36,948        1,268,425
(1) Noble Drilling Corp.                                 34,687        1,180,745
    Occidental Petroleum Corp.                           97,987        2,599,595
    Phillips Petroleum Co.                              100,003        6,026,181
(1) Rowan Companies Inc.                                 24,586          476,231
    Royal Dutch Petroleum Co.-
    NY Shares                                           557,089       27,308,503
    Sunoco Inc.                                          20,615          769,764
    Transocean Sedco Forex Inc.                          83,609        2,827,656
    Unocal Corp.                                         63,995        2,308,300
    USX-Marathon Group Inc.                              81,149        2,434,470
                                                                  --------------
                                                                     161,892,084
                                                                  --------------
OIL & GAS SERVICES--0.46%
    Baker Hughes Inc.                                    88,095        3,212,825
    Halliburton Co.                                     112,614        1,475,243
    Schlumberger Ltd.                                   151,002        8,297,560
                                                                  --------------
                                                                      12,985,628
                                                                  --------------
PACKAGING & CONTAINERS--0.10%
    Ball Corp.                                            7,187          508,121
    Bemis Co.                                            13,848          681,045
(1) Pactiv Corp.                                         41,783          741,648
(1) Sealed Air Corp.                                     21,960          896,407
                                                                  --------------
                                                                       2,827,221
                                                                  --------------
PHARMACEUTICALS--8.74%
    Abbott Laboratories                                 407,189       22,700,787
    Allergan Inc.                                        34,407        2,582,245
    American Home Products
     Corp                                               346,014       21,231,419
    AmerisourceBergen Corp.                              26,985        1,714,897
    Bristol-Myers Squibb Co.                            507,481       25,881,531
    Cardinal Health Inc.                                118,261        7,646,756
(1) Forest Laboratories Inc. "A"                         46,676        3,825,098
(1) King Pharmaceuticals Inc.                            64,425        2,714,225
    Lilly (Eli) and Company                             294,861       23,158,383
(1) MedImmune Inc.                                       56,140        2,602,089

                                      207

SECURITY                                                 SHARES            VALUE
--------------------------------------------------------------------------------
    Merck & Co. Inc.                                    596,619   $   35,081,197
    Pfizer Inc.                                       1,648,904       65,708,824
    Pharmacia Corporation                               338,192       14,423,889
    Schering-Plough Corp.                               384,006       13,751,255
(1) Watson Pharmaceuticals Inc.                          27,925          876,566
                                                                  --------------
                                                                     243,899,161
                                                                  --------------
PIPELINES--0.42%
    Dynegy Inc. "A"                                      92,043        2,347,097
    El Paso Corp.                                       133,847        5,970,915
    Williams Companies Inc.                             135,171        3,449,564
                                                                  --------------
                                                                      11,767,576
                                                                  --------------
REAL ESTATE INVESTMENT TRUSTS--0.19%
    Equity Office Properties Trust                      108,673        3,268,884
    Equity Residential Properties
     Trust                                               71,026        2,039,156
                                                                  --------------
                                                                       5,308,040
                                                                  --------------
RETAIL--6.86%
(1) AutoZone Inc.                                        28,277        2,030,260
(1) Bed Bath & Beyond Inc.                               76,072        2,578,841
(1) Best Buy Co. Inc.                                    55,305        4,119,116
    Big Lots Inc.                                        29,856          310,502
    Circuit City Stores Inc.                             54,638        1,417,856
    CVS Corp.                                           102,496        3,033,882
    Darden Restaurants Inc.                              30,569        1,082,143
    Dillards Inc. "A"                                    21,955          351,280
    Dollar General Corp.                                 86,713        1,292,024
    Family Dollar Stores Inc.                            45,215        1,355,546
(1) Federated Department
     Stores Inc.                                         50,536        2,066,922
    Gap Inc. (The)                                      226,203        3,153,270
    Home Depot Inc.                                     614,619       31,351,715
(1) Kmart Corp.                                         130,727          713,769
(1) Kohls Corp.                                          87,853        6,188,365
    Limited Inc.                                        112,414        1,654,734
    Lowe's Companies Inc.                               203,091        9,425,453
    May Department Stores Co.                            78,476        2,902,042
    McDonald's Corp.                                    337,150        8,924,361
    Nordstrom Inc.                                       35,253          713,168
(1) Office Depot Inc.                                    80,515        1,492,748
    Penney (J.C.) Company Inc.                           69,194        1,861,319
    RadioShack Corp.                                     47,012        1,415,061
    Sears, Roebuck and Co.                               84,612        4,030,916
(1) Staples Inc.                                        121,074        2,264,084
(1) Starbucks Corp.                                     100,003        1,905,057
    Target Corp.                                        236,787        9,720,106
    Tiffany & Co.                                        38,313        1,205,710
    TJX Companies Inc.                                   71,535        2,851,385
(1) Toys R Us Inc.                                       52,070        1,079,932
(1) Tricon Global Restaurants Inc.                       38,254        1,882,097
    Walgreen Co.                                        267,550        9,005,733
    Wal-Mart Stores Inc.                              1,169,021       67,277,159
    Wendy's International Inc.                           27,428          800,075
                                                                  --------------
                                                                     191,456,631
                                                                  --------------
SEMICONDUCTORS--4.24%
(1) Advanced Micro Devices Inc.                          89,131        1,413,618
    Altera Corp.(1)                                     101,026        2,143,772
(1) Analog Devices Inc.                                  94,886        4,211,990
(1) Applied Materials Inc.                              214,094        8,585,169
(1) Applied Micro Circuits Corp.                         78,247          885,756
(1) Broadcom Corp. "A"                                   68,802        2,811,938
(1) Conexant Systems Inc.                                66,834          959,736
    Intel Corp.                                       1,760,448       55,366,090
(1) KLA-Tencor Corp.                                     48,606        2,408,913
    Linear Technology Corp.                              83,032        3,241,569
(1) LSI Logic Corp.                                      96,221        1,518,367
(1) Maxim Integrated
     Products Inc.                                       84,706        4,447,912
(1) Micron Technology Inc.                              157,181        4,872,611
(1) National Semiconductor Corp.                         46,139        1,420,620
(1) Novellus Systems Inc.                                37,589        1,482,886
(1) NVIDIA Corp.                                         37,919        2,536,781
(1) PMC - Sierra Inc.                                    43,298          920,515
(1) QLogic Corp.                                         24,302        1,081,682
(1) Teradyne Inc.                                        47,433        1,429,631
(1) Texas Instruments Inc.                              454,327       12,721,156
(1) Vitesse Semiconductor Corp.                          49,965          621,065
(1) Xilinx Inc.                                          87,610        3,421,171
                                                                  --------------
                                                                     118,502,948
                                                                  --------------
SOFTWARE--5.70%
    Adobe Systems Inc.                                   62,212        1,931,683
    Autodesk Inc.                                        14,373          535,682
    Automatic Data
     Processing Inc.                                    161,724        9,525,544
(1) BMC Software Inc.                                    64,055        1,048,580
(1) Citrix Systems Inc.                                  49,235        1,115,665
    Computer Associates
     International Inc.                                 151,072        5,210,473
(1) Compuware Corp.                                      97,535        1,149,938
    First Data Corp.                                    100,062        7,849,864
(1) Fiserv Inc.                                          49,089        2,077,446
    IMS Health Inc.                                      77,509        1,512,201
(1) Intuit Inc.                                          55,621        2,378,354
(1) Mercury Interactive Corp.                            21,696          737,230
(1) Microsoft Corp.                                   1,412,595       93,584,419
(1) Novell Inc.                                          94,994          436,022
(1) Oracle Corp.                                      1,458,735       20,145,130
(1) Parametric Technology Corp.                          68,861          537,804
(1) PeopleSoft Inc.                                      79,439        3,193,448
(1) Siebel Systems Inc.                                 121,270        3,393,135
(1) Yahoo! Inc.                                         149,400        2,650,356
                                                                  --------------
                                                                     159,012,974
                                                                  --------------
TELECOMMUNICATION EQUIPMENT--1.47%
(1) ADC Telecommunications Inc.                         207,070          952,522
(1) Andrew Corp.                                         21,349          467,330
(1) Avaya Inc.                                           75,246          914,239
(1) Ciena Corp.                                          85,815        1,228,013
(1) Comverse Technology Inc.                             48,651        1,088,323
(1) JDS Uniphase Corp.                                  348,233        3,040,074
    Lucent Technologies Inc.                            895,480        5,632,569
    Motorola Inc.                                       583,774        8,768,285
    Nortel Networks Corp.                               839,516        6,296,370
(1) QUALCOMM Inc.                                       200,495       10,124,998
    Scientific-Atlanta Inc.                              40,988          981,253
(1) Tellabs Inc.                                        107,532        1,608,679
                                                                  --------------
                                                                      41,102,655
                                                                  --------------
TELECOMMUNICATIONS--2.19%
(1) AT&T Wireless Services
     Inc                                                663,672        9,536,967
(1) Citizen Communications
     Co                                                  73,459          783,073
    Corning Inc.                                        248,056        2,212,660
(1) Nextel Communications
     Inc. "A"                                           209,383        2,294,838
    Qwest Communications
     International Inc.                                 436,688        6,170,401


                                      208

SECURITY                                                 SHARES            VALUE
--------------------------------------------------------------------------------
(1) Sprint Corp. (PCS Group)                            258,531   $    6,310,742
    Verizon Communications Inc.                         711,957       33,789,479
                                                                  --------------
                                                                      61,098,160
                                                                  --------------
TELEPHONE--3.29%
    Alltel Corp.                                         81,416        5,025,810
    AT&T Corp.                                          927,968       16,833,339
    BellSouth Corp.                                     492,298       18,781,169
    CenturyTel Inc.                                      37,009        1,213,895
    SBC Communications Inc.                             881,682       34,535,484
    Sprint Corp. (FON Group)                            232,672        4,672,054
(1) WorldCom Inc.                                       773,580       10,892,006
                                                                  --------------
                                                                      91,953,757
                                                                  --------------
TEXTILES--0.08%
    Cintas Corp.                                         44,513        2,136,624

TOBACCO--0.99%
    Philip Morris Companies Inc.                        568,288       26,056,005
    UST Inc.                                             43,385        1,518,475
                                                                  --------------
                                                                      27,574,480
                                                                  --------------
TOYS/GAMES/HOBBIES--0.10%
    Hasbro Inc.                                          45,310          735,381
    Mattel Inc.                                         113,209        1,947,195
                                                                  --------------
                                                                       2,682,576
                                                                  --------------
TRANSPORTATION--0.52%
    Burlington Northern
     Santa Fe Corp.                                     101,419        2,893,484
    CSX Corp.                                            55,909        1,959,610
(1) FedEx Corp.                                          78,193        4,056,653
    Norfolk Southern Corp.                              101,118        1,853,493
    Union Pacific Corp.                                  65,153        3,713,721
                                                                  --------------
                                                                      14,476,961
                                                                  --------------
TRUCKING & LEASING--0.01%
    Ryder System Inc.                                    15,912          352,451
                                                                  --------------
TOTAL COMMON STOCKS
    (Cost: $2,693,024,742)                                         2,745,244,114
                                                                  --------------

SECURITY                                            FACE AMOUNT            VALUE
--------------------------------------------------------------------------------
SHORT TERM INSTRUMENTS--8.20%
--------------------------------------------------------------------------------
       Barclays Global Investors
        Funds Institutional
         Money Market Fund,
         Institutional Shares                     $ 119,556,590   $  119,556,590
       Dreyfus Money
        Market Fund                                  37,525,410       37,525,410
       General Electric
        Commercial Paper
        1.92%, 01/07/02                               9,500,000        9,500,000
       Goldman Sachs Financial
       Square Prime Obligation
        Fund                                         17,724,695       17,724,695
       Providian Temp Cash
        Money Market Fund                            36,786,836       36,786,836
(2)(3) U.S. Treasury Bill
        1.69%, 03/28/02                               8,050,000        8,017,687
                                                                  --------------
TOTAL SHORT TERM INSTRUMENTS
      (Cost: $229,111,412)                                           229,111,218
                                                                  --------------
TOTAL INVESTMENTS
IN SECURITIES--106.53%
      (Cost $2,922,136,154)                                        2,974,355,332
Other Assets, Less Liabilities--(6.53%)                             (182,441,382)
                                                                  --------------
NET ASSETS--100.00%                                               $2,791,913,950
                                                                  ==============

NOTES TO THE SCHEDULE OF INVESTMENTS:
(1)  Non-income earning securities.
(2)  Yield to Maturity.
(3) This U.S. Treasury Bill is held in a segregated account in connection with the Master Portfolio's holdings of index futures contracts. See Note 1.

   The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2001

--------------------------------------------------------------------------------
U.S. EQUITY INDEX
MASTER PORTFOLIO                                                           VALUE
--------------------------------------------------------------------------------
MASTER PORTFOLIOS--100.02%
--------------------------------------------------------------------------------
    Extended Index Master Portfolio                               $  102,673,491
    S&P 500 Index Master Portfolio                                   398,450,700
                                                                  --------------
TOTAL MASTER PORTFOLIOS                                              501,124,191
                                                                  --------------
TOTAL INVESTMENTS--100.02%                                           501,124,191
Other Assets Less Liabilities--(0.02%)                                   (82,761)
                                                                  --------------
NET ASSETS--100.00%                                               $  501,041,430
                                                                  ==============

  The accompanying notes are an integral part of these financial statements.

                         INDEPENDENT ACCOUNTANTS' REPORT

To the Interestholders and Board of Trustees
Master Investment Portfolio:

     In our opinion the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Bond Index Master Portfolio, Extended Index Master Portfolio, International Index Master Portfolio, S&P 500 Index Master Portfolio and U.S. Equity Index Master Portfolio, five portfolios of Master Investment Portfolio (the "Portfolios"), at December 31, 2001, and the results of each of their operations, the changes in each of their net assets and their financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolios' management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2001 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

     The financial statements of the Portfolios as of December 31, 2000 and for the periods then ended were audited by other auditors, whose report dated February 9, 2001 expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP
San Francisco, California
February 8, 2002

CHANGE IN INDEPENDENT ACCOUNTANTS (UNAUDITED)

     As a result of the resignation of KPMG LLP as the Master Portfolios' independent accountants, the Audit Committee and the Board of Trustees of the Master Portfolios voted to appoint PricewaterhouseCoopers LLP as the independent accountants for the Master Portfolios' year ended December 31, 2001. During the four previous years, the audit reports of KPMG LLP contained no adverse opinion or disclaimer of opinion; nor were its reports qualified nor modified as to uncertainty, audit scope, or accounting principle. Further, in connection with its audits for the two previous years, there were no disagreements between the Master Portfolios and KPMG LLP on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which if not resolved to the satisfaction of KPMG LLP would have caused it to make reference to the disagreements in its report on the financial statements for such years.

MASTER INVESTMENT PORTFOLIO
TRUSTEES INFORMATION (UNAUDITED)

     The Board of Trustees has responsibility for the overall management and operations of the Master Portfolios. The Trustees and Officers of Master Investment Portfolio ("MIP") also serve as the Trustees and Officers of Barclays Global Investors Funds ("BGIF"). MIP and BGIF are considered to be members of the same fund complex, as defined in Form N-1A under the 1940 Act. Each Trustee oversees 23 funds within the fund complex and serves until he or she resigns, retires, or his or her successor is elected and qualified. Each Officer serves until his or her successor is chosen and qualified. Unless otherwise noted in the tables below, the address for each Trustee is 111 Center Street, Little Rock, Arkansas 72201. Additional information about MIP's Trustees may be found in Part B of each Master Portfolio's Registration Statement, which is available without charge upon request by calling toll-free 1-888-204-3956.

                        OFFICERS AND INTERESTED TRUSTEES

                                   POSITION(S), LENGTH             PRINCIPAL OCCUPATIONS DURING PAST
NAME, ADDRESS AND AGE              OF TIME SERVED                  5 YEARS, DIRECTORSHIPS HELD
-------------------------------------------------------------------------------------------------------------------
Richard H. Blank, Jr., 45          Chief Operating Officer,        Vice President of Stephens Inc.; Director of
                                   Secretary and Treasurer,        Stephens Sports Management Inc.; and
                                   since October 20, 1993          Director of Capo Inc.
-------------------------------------------------------------------------------------------------------------------
* R. Greg Feltus, 50               Trustee, Chairman and           Executive Vice President of Stephens Inc.;
                                   President, since                President of Stephens Insurance Services
                                   October 20, 1993                Inc.; Senior Vice President of Stephens
                                                                   Sports Management Inc.; and President
                                                                   of Investors Brokerage Insurance Inc.
-------------------------------------------------------------------------------------------------------------------
**Lee T. Kranefuss, 40             Trustee, since                  Chief Executive Officer of the Individual
  Barclays Global Investors        November 16, 2001               Investor Business of Barclays Global
  45 Fremont Street                                                Investors, N.A.; The Boston Consulting Group
  San Francisco, CA 94105                                          (until 1997).

                                      212

                             DISINTERESTED TRUSTEES

                                   POSITION(S), LENGTH             PRINCIPAL OCCUPATIONS DURING PAST
NAME, ADDRESS AND AGE              OF TIME SERVED                  5 YEARS, DIRECTORSHIPS HELD
-----------------------------------------------------------------------------------------------------------------
Mary G.F. Bitterman, 57            Trustee, since                  President and Chief Executive Officer of the
                                   November 16, 2001               James Irvine Foundation; President and Chief
                                                                   Executive Officer of KQED, Inc.; Director of
                                                                   Pacific Century Financial Corporation/Bank of
                                                                   Hawaii.
-----------------------------------------------------------------------------------------------------------------
Jack S. Euphrat, 79                Trustee, since                  Private Investor.
                                   October 20, 1993
-----------------------------------------------------------------------------------------------------------------
W. Rodney Hughes, 75               Trustee, since                  Private Investor.
                                   October 20, 1993
-----------------------------------------------------------------------------------------------------------------
Richard K. Lyons, 41               Trustee, since                  Professor, University of California, Berkeley:
                                   November 16, 2001               Haas School of Business; Member, Council of
                                                                   Foreign Relations; Director of Matthews
                                                                   International Funds; Trustee of iShares Trust,
                                                                   Director of iShares, Inc.
-----------------------------------------------------------------------------------------------------------------
Leo Soong, 55                      Trustee, since                  Managing Director of C.G. Roxane LLC;
                                   February 9, 2000                Managing Director of Crystal Geyser Roxane
                                                                   Water Co.; Co-Founder and President of
                                                                   Crystal Geyser Water Co.
-----------------------------------------------------------------------------------------------------------------

  * R. Greg Feltus is deemed to be an "interested person" because he serves as the Executive Vice President of Stephens Inc., the distributor and co-administrator for the Master Portfolios.
 ** Lee T. Kranefuss is deemed to be an "interest person" because he serves as Chief Executive Officer of the Individual Investor Business of Barclays Global Investors, N.A., the co-administrator of the Master Portfolios and the parent company of BGFA, the investment advisor for MIP.

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